                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:



/ /  Preliminary Proxy Statement.


/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).


/X/  Definitive Proxy Statement.


/ /  Definitive Additional Materials.
/ /  Soliciting Material Pursuant to Section 240.14a-12

                      INLAND RETAIL REAL ESTATE TRUST, INC.
        -----------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
        -----------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (check the appropriate box):

/ /     No fee required.



/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.



1) Title of each class of securities to which transaction applies:

        Common Stock, par value $.01 per share

2) Aggregate number of securities to which transaction applies:

        19,700,000

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        $10.00; value set forth in merger agreement

4) Proposed maximum aggregate value of transaction:

        $197,000,000

5) Total fee paid:

        $24,960



/X/     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                                [INLAND(TM) LOGO]
                         RETAIL REAL ESTATE TRUST, INC.

                                 READ THIS FIRST

     Inland Retail Real Estate Trust, Inc. proposes to take measures to achieve its goal of becoming a self-administered real estate investment trust through four separate non-cash mergers, which we refer to collectively as the Merger, with the four companies that currently provide us with all of our property management services (Inland Southeast Property Management Corp., Inland Southern Management Corp. and Inland Mid-Atlantic Management Corp., which we refer to collectively as our Property Managers) and business management and advisory services (Inland Retail Real Estate Advisory Services, Inc., which we refer to as our Business Manager/Advisor).

     Our Board of Directors is recommending this Merger for the following reasons:

     - The acquisition of our Business Manager/Advisor and Property Managers is one of the most significant steps in achieving our objective of becoming a fully self-administered real estate investment trust, or REIT, making our management structure similar to that of most of the REITs whose stock already trades on public exchanges and enhancing the attractiveness of our shares if we list our shares on an exchange in the future;

     - By acquiring our Business Manager/Advisor and Property Managers, we will substantially transform the costs associated with the advisory and management function to fixed costs, which we expect will allow us to benefit from the economies of scale that result in connection with the growth of our real estate portfolio;

     - We believe the Merger will be accretive to our funds from operations because the costs of internalizing the business management, advisory and property management functions is expected to be less than the business management, advisory and property management fees currently paid to our Business Manager/Advisor and Property Managers;

     - We believe that the property right of first offer we negotiated with an affiliate of Inland will provide us with access to valuable proprietary deal flow from persons skilled at identifying and having access to properties within our investment guidelines;

     - We believe there is substantial value to the goodwill associated with the "Inland" name and logo, together with our name and logo, which will be licensed to us in connection with the Merger;

     - We will retain the services of key management of our Business Manager/Advisor and Property Managers in connection with the Merger, together with consulting and other administrative services of certain key members of the Inland group of companies; and

     - We will have access, for a period of time, to certain services provided by affiliates of Inland, which we believe to be of a higher quality and at equal or lower cost than could be obtained from unaffiliated third parties.



     You have received the enclosed proxy statement because you are a stockholder of record as of October 1, 2004. In addition to the proposed Merger, the proxy statement describes three other proposals to be considered at the 2004 Annual Meeting to be held on December 20, 2004, including the election of our Board of Directors, the ratification of our selection of KPMG LLP as our independent registered public accounting firm for this year and the amendment and restatement of our governing charter, so that the language of our charter will be more appropriate for our new operating structure.



     IT IS IMPORTANT THAT YOU READ THE ENCLOSED PROXY STATEMENT AND THAT YOU VOTE. You can vote by mailing back the enclosed proxy card, by calling the toll-free number of our proxy services, by accessing the Web site of our proxy services, or by attending the annual meeting and voting in person. Unless you attend the meeting in person, WE MUST RECEIVE YOUR PROXY VOTE BY
DECEMBER 19, 2004.



     If you have any questions or need help with any of the materials enclosed in this package, you may call us toll-free at 1-800-607-0088 or write us at Inland Retail Real Estate Trust, Inc., c/o Morrow & Co., Inc. 445 Park Avenue, New York, New York 10022. The following list describes the materials enclosed in this package. If anything is missing, please call the number above.

     - CHAIRMAN'S LETTER - A letter from our Chairman, Robert D. Parks, explaining our plans.

     - PROXY CARD - Read and complete and sign the card if you want to vote by mail.

     -    RETURN ENVELOPE - For the proxy card.

     -    READ THIS FIRST -

               - QUESTIONS AND ANSWERS FOR STOCKHOLDERS - Concise answers to questions about the Merger (pages i through iii of this booklet).

               - INSTRUCTION GUIDE FOR VOTING - How to vote by proxy, whether by mail, telephone or the Internet (page iv of this booklet).

               - PROXY STATEMENT - The detailed information you should rely upon in determining how to cast your vote.

                     QUESTIONS AND ANSWERS FOR STOCKHOLDERS

     We have tried to anticipate questions you may have concerning Proposal No. 3 in our proxy statement, which is our proposed acquisition of our property managers, Inland Southeast Property Management Corp., Inland Southern Management Corp. and Inland Mid-Atlantic Management Corp., which we refer to collectively as our Property Managers, and our business manager and advisor, Inland Retail Real Estate Advisory Services, Inc., which we refer to as our Business Manager/Advisor. The questions and answers that follow are based upon the detailed information contained in the enclosed proxy statement. You should read the proxy statement, and rely upon the information which it contains, in casting your vote.

Q:   WHICH COMPANIES ARE MERGING, AND WHY DO THEY ALREADY HAVE SIMILAR NAMES?

A: You own stock in Inland Retail Real Estate Trust, Inc., which is a real estate investment trust, or REIT. Our business is primarily acquiring, developing, operating, leasing and managing neighborhood and community shopping centers in the eastern United States.

     Your investment was sponsored by Inland Real Estate Investment Corporation, our Sponsor, which is part of The Inland Group, Inc., or Inland, a group of affiliated, privately owned companies involved in most aspects of the commercial real estate business, including investments, property management and asset management.

     When we began operations and owned only a few properties, it was not economically feasible for us to hire our own staff to operate our properties and run our business. We entered into contracts with our Property Managers for property management services and with our Business Manager/Advisor to conduct the other aspects of our day-to-day business. Since our inception our own five-member Board of Directors has had ultimate authority over our company. Three of the five members of the Board are not affiliated with Inland.

     Our Board of Directors has considered ways to maximize stockholder value. Because we have grown to a considerable size, our Board has concluded that it makes sense to have our own employees and, further, that it is desirable and financially beneficial to acquire, by way of four separate mergers, our Property Managers and our Business Manager/Advisor for this purpose.

Q:   IS THE PROPOSED MERGER FAIR TO STOCKHOLDERS?

A: Because two of our Board members are affiliates of Inland, the Board formed a three-member special committee made up entirely of the independent or "disinterested" directors to consider this Merger. The special committee obtained its own legal counsel to aid in conducting negotiations with representatives of our Business Manager/Advisor and Property Managers. The special committee also obtained a fairness opinion from its independent financial advisors, Mesirow Financial, Inc., which concluded that the aggregate share consideration to be paid pursuant to the Merger Agreement to our Business Manager/Advisor and our Property Managers is fair, from a financial point of view, to our stockholders; however, the fairness opinion did not apply to those stockholders who are affiliates of Inland, our Business Manager/Advisor or the Property Managers.

Q:   WHAT WILL BE THE IMPACT OF THE MERGER ON THE CURRENT STOCKHOLDERS?



A: If ratified by the current stockholders, we will issue 19,700,000 shares of our common stock (approximately 7.9% of our common stock after giving effect to the Merger) to the stockholders of our Business Manager/Advisor and Property Managers in return for our acquisition of those four companies.

     From an earnings standpoint, we expect our funds from operations per share to increase following the Merger, after adjusting for the non-cash nature of the acquisition. We expect that the distributions paid on the 19,700,000 shares, plus the costs of compensating our new employees from our Property Managers and our Business Manager/Advisor, will be less than the fees and cost reimbursements we are paying under our current contracts with our Property Managers and our Business Manager/Advisor. Assuming that the Merger is consummated on or before December 31, 2004 and based on our five-year projection, we anticipate that our funds from operations could increase each year thereafter by up to $0.06 per weighted average share. As a result of the Merger and the issuance of the related shares, we anticipate having approximately $19,000,000 more in net cash each year. To the extent that we continue to buy properties in the future, we expect the Merger to be increasingly beneficial to us. For this reason, we expect that the Merger will have no negative effect on our current cash distributions to stockholders, and should increase future funds available for distribution.

     In addition to these savings, acquiring our Business Manager/Advisor means that we will not have to pay fees to our Business Manager/Advisor relating to the sale of our properties, if we choose to sell properties in the future.

Q:   ARE THERE OTHER REASONS FOR THE PROPOSED MERGER?

A: Yes. Stock analysts and institutional investors have a strong preference for "self-administered" REITs, those that have their own employees that can conduct their day-to-day business. In the future, we may wish to list our shares on a national exchange. Our Board believes that such a future listing would be better received by the investment community, and the stock would command a higher listing price, if we are self-administered.

     Also, as part of the acquisition of our Property Managers and our Business Manager/Advisor, we gain as employees certain key managers who have been instrumental in the growth of our business, as well as other employees such as the leasing agents and property managers who have been operating our centers. They know our business and our properties better than anyone else. We also will enter into five-year, no cost consulting agreements with key Inland people and enter into agreements for other administrative services from the Inland group of companies.

     We negotiated a property right of first offer with an affiliate of Inland that we believe will provide us with access to valuable proprietary deal flow from persons skilled at identifying and having access to properties within our investment guidelines.

     We also believe there is substantial value to the goodwill associated with the "Inland" name and logo, together with our name and logo, which will be licensed to us in connection with the Merger.

     Furthermore, we will have access to certain services provided by affiliates of Inland, which we believe to be of a higher quality and at equal or lower cost than could be obtained from unaffiliated third parties.

Q:   WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED MERGER?

A: The opinion of our legal counsel is that the Merger will not be a taxable event for us or our stockholders, nor will it have any adverse impact on our tax status as a REIT.

Q:   WHAT HAPPENS IF I DO NOT VOTE?

A: A non-vote is not counted. The Merger proposal will only pass if it receives the affirmative vote of the holders of more than 50% of the shares voted at our 2004 Annual Meeting (if a quorum is present) other than shares held by, or held by an affiliate of, our interested directors, Inland, our Sponsor or certain shareholders of our Property Managers. If the Merger proposal does not pass, we will continue to operate under our current management structure, paying fees and cost reimbursements to our Property Managers and our Business Manager/Advisor under their contracts.

Q:   HOW DO I VOTE?



A: You have four options. You can mail your marked and signed proxy card in the enclosed postage-paid envelope. You can vote by calling a toll-free telephone number. You can also vote by accessing a website address which will allow you to vote by internet. Or, you can vote your shares in person at our annual meeting on December 20, 2004. See the instructions on page iv of this booklet for details.

                          INSTRUCTION GUIDE FOR VOTING

                             THREE EASY WAYS TO VOTE

VOTE BY MAIL

     Simply mark, sign, date and return the enclosed proxy card as promptly as possible in the prepaid-postage envelope enclosed.

VOTE BY TELEPHONE

     It is fast, convenient, and your vote is immediately confirmed and posted. Using a touch-tone phone, call the toll free number shown on your proxy card.

                       JUST FOLLOW THESE FOUR EASY STEPS:

     -    Read the accompanying proxy statement and proxy card;

     -    Call the toll-free number provided on your proxy card;

     -    Enter your CONTROL NUMBER located on your proxy card; and

     -    Follow the simple recorded instructions.

                             YOUR VOTE IS IMPORTANT!
                               CALL 24 HOURS A DAY

VOTE BY INTERNET

     It is fast, convenient, and your vote is immediately confirmed and posted. Using a computer, simply go to the designated website for our stockholders:

                           www.proxyvoting.com/inland

                       JUST FOLLOW THESE FOUR EAST STEPS:

     -    Read the accompanying proxy statement and proxy card;

     -    Go to the website www.proxyvoting.com/inland;

     -    Enter your CONTROL NUMBER located on your proxy card; and

     -    Follow the simple instructions.

                             YOUR VOTE IS IMPORTANT!

                 GO TO www.proxyvoting.com/inland 24 HOURS A DAY

                                [INLAND(TM) LOGO]
                         RETAIL REAL ESTATE TRUST, INC.

                              2901 BUTTERFIELD ROAD
                            OAK BROOK, ILLINOIS 60523
                            TELEPHONE: (630) 218-8000



                                October 29, 2004



Dear Fellow Stockholder:

     On September 10, 2004, the Board of Directors (including all of the independent directors) of Inland Retail Real Estate Trust, Inc. voted unanimously to acquire, via four separate mergers, which we refer to collectively as the Merger, the companies that provide us with all of our property management services, Inland Southeast Property Management Corp., Inland Southern Management Corp. and Inland Mid-Atlantic Management Corp., which we refer to collectively as our Property Managers, and Inland Retail Real Estate Advisory Services, Inc., which provides us with all of our business management and advisory services and which we refer to as our Business Manager/Advisor. As a member of the Board, I joined in that unanimous affirmative vote. There are several important reasons why I believe you and the rest of our fellow stockholders should vote to ratify our entry into the Merger Agreement and our approval of the Merger.



     As you may know, our company is a real estate investment trust or a REIT. We began as a start-up company in 1998. We have grown rapidly to the point where, as of October 14, 2004, we owned a total of 276 neighborhood and community shopping centers, mostly located in the Eastern United States, containing approximately 33,510,000 square feet of leasable space. Based upon our assets, we are as big as many of the retail REITs whose stocks trade on national stock exchanges.



     Currently, our shares do not trade on an exchange and, as a result, your investment in our stock is relatively illiquid. Our business plan has always contemplated a future liquidity event which could take the form of listing our shares on an exchange, merging our REIT with an already listed REIT or selling our real estate assets to others.

     All of those future options are viable. We wish to be prepared to list our shares in the future. Analysts and investors who specialize in REIT stocks have a strong preference for "self-administered" companies - companies with their own employees that can conduct their own day-to-day business. Our acquisition of our Property Managers and our Business Manager/Advisor is one of the most significant steps in achieving this goal.

     In addition, we project that being self-administered will have a positive effect on our financial performance. The current shareholders of our Property Managers and our Business Manager/Advisor will collectively receive 19,700,000 shares of our stock in return for those companies. However, we project that the distributions we pay on that stock and the compensation we will pay to our new employees will be less than the savings we will realize by not paying property management fees, advisory fees and cost reimbursements under existing contracts and other arrangements with our Property Managers and our Business Manager/Advisor. Assuming that the Merger is consummated on or before December 31, 2004 and based on our five-year projection, we anticipate that our funds from operations could increase each year thereafter by up to $0.06 per weighted average share. As a result of the Merger and the issuance of the related shares, we anticipate having approximately $19,000,000 more in net cash each year. To the extent that we continue to buy properties in the future, we expect the Merger to be increasingly beneficial to us. For this reason, we expect that the Merger will have no negative effect on our current cash distributions to stockholders, and should increase funds which could be available to stockholders for future distributions.

     Finally, through the Merger we will secure the full-time employment of certain employees of our Property Managers and our Business Manager/Advisor who have been instrumental in our growth and the operation of our properties. These people know our company and can oversee our continued progress, all the way from top management to the leasing agents and property managers who look after our tenants and our buildings. If you and the other stockholders ratify our entry into the Merger Agreement and our approval of the Merger, and the Merger is consummated, Barry Lazarus, our current President, Chief Operating Officer and Chief Financial Officer will also serve as our Chief Executive Officer and will enter into a three-year employment agreement with us where he will continue in his prior capacities. I will continue to serve as Chairman of our Board of Directors and will enter into a five-year consulting agreement with our company at no cost to our company.

     Your vote is crucial to the future of our company. Our Board of Directors, including all of its independent directors, has found this transaction to be fair to you and the other stockholders and has voted for this Merger. We ask that you vote FOR the Merger, as well as the other three proposals on the proxy card.

     If you have any questions, or need help with any of the documents included in this package, please call our independent proxy service, Morrow & Co., Inc. at 1-800-607-0088. Thank you for your continued support of and interest in our REIT. I and everyone at Inland Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

                                   Sincerely,


                                   /s/ Robert D. Parks
                                   Robert D. Parks
                                   Chairman and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 DATE: DECEMBER 20, 2004


                                 TIME: 9:00 A.M.
                          PLACE: 2901 BUTTERFIELD ROAD
                            OAK BROOK, ILLINOIS 60523

To Our Stockholders:

     The purposes of the annual meeting are:

     - To elect seven directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualify;

     - To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2004 fiscal year;

     - To ratify our entry into a Merger Agreement that we have signed with Inland Southeast Property Management Corp., Inland Southern Management Corp., Inland Mid-Atlantic Management Corp. and Inland Retail Real Estate Advisory Services, Inc. and certain other parties, and our approval of the Merger;

     - To amend and restate our governing charter to reflect the effects of the Merger; and

     - To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.



     The Board of Directors has fixed the close of business on October 1, 2004 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.



     A proxy statement and proxy card accompany this notice. We have previously provided you with a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also vote your shares electronically by following the procedures described in the attached proxy statement. YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

     You may use the enclosed envelope which requires no further postage if mailed in the United States to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

                                   By order of the Board of Directors,


                                   /s/ Scott W. Wilton
                                   Scott W. Wilton
                                   Secretary

                                [INLAND(TM) LOGO]
                         RETAIL REAL ESTATE TRUST, INC.

                              2901 BUTTERFIELD ROAD
                            OAK BROOK, ILLINOIS 60523
                            TELEPHONE: (630) 218-8000

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS


                          TO BE HELD DECEMBER 20, 2004

     Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at our 2004 Annual Meeting of Stockholders to be held on December 20, 2004, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We encourage your participation in the voting at the meeting and solicit your support on each proposal to be presented.

     This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about November 4, 2004.



     Unless the context otherwise requires, all references to "IRRETI," the "Company," "our," "we" and "us" in this proxy statement relate to Inland Retail Real Estate Trust, Inc. and those entities owned or controlled directly or indirectly by IRRETI.

     The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523.

     At the annual meeting you will vote upon a number of proposals including a proposal to ratify our entry into an Agreement and Plan of Merger (attached hereto as APPENDIX B, and which we sometimes refer to as the Merger Agreement) and our approval of the Merger, which is one of the most significant steps that will help us in achieving our goal of being self-administered. We propose to acquire, through four separate non-cash mergers, Inland Southeast Property Management Corp., or ISEPMC, Inland Southern Management Corp., or ISMC, and Inland Mid-Atlantic Management Corp., or IMAMC, which we refer to collectively as our Property Managers, and Inland Retail Real Estate Advisory Services, Inc., or IRREAS, which we refer to as our Business Manager/Advisor. We sometimes refer to the transaction involving these four mergers as the "Merger." The total purchase price for the acquisition of our Property Managers and our Business Manager/Advisor will be $197 million, which will be paid through the issuance of 19,700,000 shares of our common stock valued at $10 per share. The principal executive offices and phone numbers of our Property Managers and our Business Manager/Advisor are located at 2901 Butterfield Road, Oak Brook, Illinois 60523,
Telephone: (630) 218-8000.

     Because two of our directors are subject to conflicts of interest in evaluating the Merger, our Board of Directors appointed a special committee of disinterested directors to, among other things, consider and make recommendations to our Board of Directors with respect to the Merger. This committee and our Board as a whole believe that the terms of the Merger are in the best interests of our stockholders and unanimously recommend that you ratify our entry into the Merger Agreement and our approval of the Merger.

     Ratification of our entry into the Merger Agreement and the contemplated Merger at the annual meeting will require the affirmative vote of the holders of more than 50% of the shares voted at our 2004 Annual Meeting (if a quorum is present) other than shares held by, or held by an affiliate of, our interested directors, The Inland Group, Inc., Inland Real Estate Investment Corporation or certain shareholders of our Property Managers. We sometimes refer to The Inland Group, Inc. as Inland, and we sometimes refer to Inland Real Estate Investment Corporation as our Sponsor. Even if our stockholders ratify our entry into the Merger Agreement and our approval of the Merger, the completion of the Merger is subject to other customary closing conditions.

     STOCKHOLDERS ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND TO CONSULT WITH THEIR PERSONAL FINANCIAL ADVISORS.

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                                                                               PAGE
QUESTIONS AND ANSWERS FOR STOCKHOLDERS............................................................................i

INSTRUCTION GUIDE FOR VOTING.....................................................................................iv

FORWARD LOOKING STATEMENTS........................................................................................1

SUMMARY TERM SHEET................................................................................................2

INFORMATION ABOUT THE ANNUAL MEETING..............................................................................3

       Information about the Annual Meeting.......................................................................3

       Information about this Proxy Statement.....................................................................3

       Proposals to be Considered by you at the Annual Meeting....................................................3

       Information about Voting...................................................................................3

       Quorum; Abstentions and Broker Non-votes...................................................................4

       Stockholder List...........................................................................................4

       Number of Votes Necessary for each Proposal to be Approved.................................................4

       Costs of Proxies...........................................................................................5

       Other Matters..............................................................................................5

       Where you can Find More Information about us...............................................................5

       Information to Rely Upon when Casting your Vote............................................................5

SUMMARY...........................................................................................................6

       Election of Directors......................................................................................6

       Ratify Selection of our Independent Registered Public Accounting Firm......................................6

       Ratification of the Merger.................................................................................6

       Amendment and Restatement of our Governing Charter........................................................10

ELECTION OF DIRECTORS............................................................................................11

       Nominees for Election as Directors........................................................................11

       Vote Required.............................................................................................15

       Board Meetings in 2003....................................................................................15

                                        I

       Committees of the Board of Directors......................................................................15

       Compensation Committee Interlocks and Insider Participation...............................................16

       Nominating Committee......................................................................................16

       Audit Committee Report....................................................................................17

       Stockholder Communications................................................................................17

OUR EXECUTIVE OFFICERS...........................................................................................18

       Our Affiliation with the Inland Group of Companies........................................................18

       Biographies of our Executive Officers.....................................................................18

COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS..................................................................19

       Director Compensation.....................................................................................19

       Executive Compensation....................................................................................20

       Report of Directors on Compensation.......................................................................20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................23

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT................................................................23

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2004............................24

       Principal Accounting Fees and Services....................................................................24

       Vote Required.............................................................................................25

THE MERGER.......................................................................................................26

       Background of the Merger..................................................................................26

       Reasons for the Merger....................................................................................33

       Merger Agreement..........................................................................................36

       Ancillary Agreements......................................................................................51

       Business of our Property Managers and our Business Manager/Advisor........................................55

       Our Property Management Agreements........................................................................55

       Our Advisory Agreement....................................................................................57

       Fees with respect to the Merger...........................................................................59

                                       II

       Interest of Certain Persons in Matters to be Acted Upon...................................................60

       Opinion of the Financial Advisor..........................................................................61

       Federal Tax Consequences..................................................................................71

       Regulatory Matters........................................................................................74

       Risks of the Merger to Us and Our Stockholders............................................................74

       Vote Required.............................................................................................76

AMENDMENT OF OUR GOVERNING CHARTER...............................................................................77

       Our Charter...............................................................................................77

       Vote Required.............................................................................................77

DESCRIPTION OF OUR SECURITIES....................................................................................78

SELECTED HISTORICAL FINANCIAL DATA OF IRRETI.....................................................................79

SELECTED HISTORICAL FINANCIAL DATA OF OUR BUSINESS MANAGER/ADVISOR...............................................81

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OUR BUSINESS
MANAGER/ADVISOR .................................................................................................82

SELECTED HISTORICAL FINANCIAL DATA OF ISMC.......................................................................86

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF IMSC....................87

SELECTED HISTORICAL FINANCIAL DATA OF IMAMC......................................................................91

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF IMAMC...................92

SELECTED HISTORICAL FINANCIAL DATA OF ISEPMC.....................................................................96

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ISEPMC..................97

SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA................................................................101

HISTORICAL AND PRO FORMA PER SHARE DATA OF INLAND RETAIL REAL ESTATE TRUST, INC.................................103

HISTORICAL AND PRO FORMA PER SHARE DATA OF OUR PROPERTY MANAGERS AND
BUSINESS MANAGER/ADVISOR........................................................................................104

MISCELLANEOUS AND OTHER MATTERS.................................................................................106

       Advance notice procedures for making director nominations and stockholder proposals......................106

       Proxy solicitation costs.................................................................................106

                                       III

       Other matters............................................................................................106

       Information incorporated by reference....................................................................106

INDEX TO FINANCIAL STATEMENTS...................................................................................F-1

APPENDICES

     Audit Committee Charter....................................................................................A-1

     Merger Agreement...........................................................................................B-1

     Form of Consulting Agreement...............................................................................C-1

     Form of Employment Agreement...............................................................................D-1

     Form of Transition Property Due Diligence Services Agreement...............................................E-1

     Form of Legal Services Agreement...........................................................................F-1

     Form of Trademark License Agreement........................................................................G-1

     Form of Software License Agreement........................................................................H-1

     Form of Registration Rights Agreement......................................................................I-1

     Form of Escrow Agreement...................................................................................J-1

     Form of Indemnification Agreement..........................................................................K-1

     Form of Property Acquisition Agreement.....................................................................L-1

     Form of Indemnification Agreement (Current Directors)......................................................M-1

     Opinion of Financial Advisor...............................................................................N-1

     Proposed Fourth Articles of Amendment and Restatement......................................................O-1

                                       IV

                           FORWARD LOOKING STATEMENTS

     Because we want to provide you with more meaningful and useful information, this proxy statement includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have attempted to identify these forward-looking statements by using words such as "may," "will," "expects," "anticipates," "believes," "intends," "estimates," "could," or similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks in 2004 and beyond which may differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation, the following:

     - certain of our officers and directors have potential conflicts of interest;

     -    we may compete with our affiliates for properties;

     - our funds from operations may decrease in the year the Merger is consummated;

     - we may be exposed to risks to which we have not historically been exposed;

     -    the Merger might cause us to lose our REIT status for tax purposes;
          and

     - after the Merger we will dependent on our own executives and employees.

     See the section of the proxy statement entitled "The Merger - Risks of the Merger to Us and our Stockholders" beginning on page 74 for a description of these and other risks, uncertainties and other factors.

     You should not place undue reliance on any forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason after the date of this proxy statement.

                               SUMMARY TERM SHEET

     This term sheet is a summary of the material terms of our acquisition of our Property Managers and our Business Manager/Advisor and does not contain all of the information regarding the acquisition that you may consider important. The following summary is applicable only if our stockholders ratify our entry into the Merger Agreement and our approval of the Merger, as set forth in Proposal No. 3 of this proxy statement.

     - We intend on taking one of the most significant steps in achieving our goal of becoming a self-administered REIT by acquiring our Business Manager/Advisor, IRREAS, and our Property Managers, ISEPMC, ISMC and IMAMC (see "The Merger - Background of the Merger");

     - We will acquire our Property Managers and our Business Manager/Advisor through four separate non-cash mergers (see "The Merger - Merger Agreement");

     -    In the Merger, we will issue:

               - to the shareholders of ISEPMC, 2,326,213 shares;

               - to the shareholders of ISMC, 3,605,032 shares;

               - to the shareholders of IMAMC, 5,068,755 shares; and

               - to the shareholders of IRREAS, 8,700,000 shares;



          for an aggregate of 19,700,000 shares valued at $10 per share, totaling $197,000,000 in the aggregate (amounting to approximately 7.9% of our outstanding common stock after giving effect to the proposed issuance), in exchange for all of the outstanding equity securities of our Property Managers and our Business Manager/Advisor, assuming none of the stockholders of our Property Managers or our Business Manager/Advisor perfects their appraisal rights (see "The Merger - Merger Agreement");



     - In the opinion of our counsel, the Merger will be treated as a tax-free reorganization under the Internal Revenue Code and will not affect our tax status as a REIT (see "The Merger - Federal Tax Consequences");

     - We will grant to the stockholders of our Property Managers and our Business Manager/Advisor registration rights, requiring us to register the shares we issue to them as the Merger consideration under certain circumstances (see "The Merger - Merger Agreement");

     - In connection with the Merger, we will, among other things: (1) license from Inland the right to continue to use the "Inland" name and logo, as well as our name and logo, at no cost to us; (2) enter into employment agreements with key members of our prospective management team; (3) enter into consulting agreements with key Inland executives at no cost to us; (4) enter into a property acquisition agreement with an affiliate of Inland which provides us with access to valuable proprietary deal flow from persons skilled at identifying and having access to properties that satisfy our investment guidelines; (5) obtain an assignment of an existing lease for office space at our corporate headquarters; and (6) contract with certain affiliates of Inland for general and administrative services; and

     - The completion of the Merger is contingent upon ratification of our entry into the Merger Agreement and the contemplated Merger by our stockholders, the stockholders of our Business Manager/Advisor and our Property Managers as well as other customary closing conditions.

                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT THE ANNUAL MEETING



     Our annual meeting will be held on December 20, 2004 at 9:00 a.m. Central Standard Time at 2901 Butterfield Road, Oakbrook, Illinois 60523. Please contact Ms. Roberta Matlin at (800) 826-8228 or (630) 218-8000 if you plan on attending. Additionally, please contact Morrow & Co., Inc. at (800) 607-0088 if you have any questions with respect to granting us a proxy to vote your shares at the annual meeting.



INFORMATION ABOUT THIS PROXY STATEMENT



     We sent you this proxy statement and the proxy card on behalf of our Board of Directors who are soliciting a proxy from you to vote your shares at the annual meeting. This proxy statement summarizes information we are required to provide to you and is designed to assist you in voting your shares. On November 4, 2004, we began mailing the proxy materials to all stockholders of record at the close of business on October 1, 2004, the record date fixed by our Board of Directors for determining the holders of record of our Common Stock, $.01 par value per share, entitled to notice of and to vote at the annual meeting. Each of the outstanding shares of Common Stock, as of the record date, is entitled to one vote on all matters to be voted upon at the meeting. On the record date, there were 230,360,591 shares of Common Stock issued and outstanding.



PROPOSALS TO BE CONSIDERED BY YOU AT THE ANNUAL MEETING

     At the annual meeting, we will be asking you to:

     PROPOSAL 1: Elect seven directors;

     PROPOSAL 2: Ratify our selection of KPMG LLP as our independent registered public accounting firm for 2004;

     PROPOSAL 3: Ratify our entry into the Merger Agreement we have signed with
                 Inland Southeast Property Management Corp., Inland Southern Management Corp., Inland Mid-Atlantic Management Corp. and Inland Retail Real Estate Advisory Services, Inc. and certain other parties, and our approval of the Merger; and

     PROPOSAL 4: Amend certain provisions of our governing charter to reflect the effects of the Merger.

INFORMATION ABOUT VOTING

     VOTING OF PROXIES - Votes cast by proxy or in person at the meeting will be tabulated by an inspector of election appointed for the meeting. Each executed and timely returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later-dated proxy (which automatically revokes the earlier proxy), or by voting in person at the meeting. Executed but unmarked proxies will be voted by the person(s) named thereon (i) for the election of the nominees named herein as directors (or a substitute for a nominee if such nominee is unable or refuses to serve), (ii) for the ratification of our selection of KPMG LLP as our independent registered public accounting firm for 2004, (iii) for the ratification of our entry into the Merger Agreement we have signed with Inland Southeast Property Management Corp., Inland Southern Management Corp., Inland Mid-Atlantic Management Corp. and Inland Retail Real Estate Advisory Services, Inc. and certain other parties thereto, and for the ratification of the contemplated Merger, (iv) for the amendment of certain provisions of our governing charter and (v) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the meeting.



     VOTING ELECTRONICALLY VIA THE INTERNET - Stockholders may vote via the Internet at the www.proxyvoting.com/inland Web site until 11:59 p.m., Eastern Standard Time, December 19, 2004. The Internet voting procedures are designed to authenticate the stockholders' identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

     Please refer to the proxy card enclosed for voting instructions. If you choose not to vote over the Internet or via touch-tone telephone, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.



     VOTING VIA TOUCH-TONE TELEPHONE - Stockholders may vote via touch-tone telephone by calling the toll-free phone number provided on their proxy card until 11:59 p.m., Eastern Standard Time, December 19, 2004. The touch-tone telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.



     Please refer to the proxy card enclosed for voting instructions. If you choose not to vote by touch-tone telephone or over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

     We have hired an independent proxy solicitor, Morrow & Co., Inc., to solicit proxies on the Board's behalf with respect to the matters to be voted upon at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of election appointed by us. The inspector will determine whether or not a quorum is present. Presence in person or by proxy at the meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum, but will not be counted as votes cast and will have no effect on any proposal. A "broker non-vote" occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

STOCKHOLDER LIST



     A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open at the Company's executive office to the examination of any stockholder by no later than December 9, 2004 and continuing through the date of the Annual Meeting. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours. The list will also be produced and kept at the time and place of the meeting during the whole meeting; it may be inspected by any stockholder who is present.



NUMBER OF VOTES NECESSARY FOR EACH PROPOSAL TO BE APPROVED

     - ELECTION OF DIRECTORS: The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a director. There are no cumulative voting rights in the election of directors.

     - RATIFICATION OF SELECTION OF KPMG: Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2004.

     - RATIFICATION OF OUR ENTRY INTO THE MERGER AGREEMENT AND THE CONTEMPLATED MERGER: Provided a quorum is present, the affirmative vote of the holders of more than 50% of the shares voted at our 2004 Annual Meeting other than shares held by, or held by an affiliate of, our interested directors, Inland, our Sponsor or certain shareholders of our Property Managers, is required to ratify our entry into the Merger Agreement with ISEPMC, ISMC, IMAMC, IRREAS and certain other parties, and our approval of the Merger.

     - AMENDMENT AND RESTATEMENT OF CHARTER: Provided a quorum is present, the affirmative vote of at least two thirds of the shares entitled to vote on this proposal, whether or not present at our 2004 Annual Meeting and whether or not they are actually voted, is required to amend and restate our governing charter.

     PLEASE VOTE YOUR SHARES BY GRANTING US YOUR PROXY BY TELEPHONE, ELECTRONICALLY OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

COSTS OF PROXIES

     We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers, directors and employees, and officers and employees of affiliates of Inland may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf. We expect that the cost of soliciting proxies on our behalf will be approximately $150,000 plus costs and expenses.

OTHER MATTERS

     As of the date of this proxy statement, the above-referenced proposals are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting for which we did not receive proper notice in accordance with the requirements of our Bylaws, the persons appointed by you in your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file with the SEC at the SEC's Public Reference Room located at 450 Fifth Street, N.W., Room 1300, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities. Our SEC filings are also available to the public on the website maintained by the SEC at "http://www.sec.gov."

INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE

     You should rely only on the information contained in this proxy statement or incorporated by reference herein. No person has been authorized to give any information or to make any representations other than those contained in or incorporated by reference in this proxy statement in connection with the solicitation made by this proxy statement and, if given or made, the information or representations must not be relied upon as having been authorized by us. The delivery of this proxy statement will not, under any circumstances, create an implication that there has not been a change in the facts set forth in this proxy statement or in our affairs since the date of this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

                                     SUMMARY

     This summary highlights all of the material information contained in the proxy statement, but may not contain all of the information that is important to you. Although all material information regarding the transactions is contained in this proxy statement, you should read carefully this entire document, including the appendices and the other documents to which we refer you, for a more complete understanding of the transactions that are the subject of this proxy statement.

ELECTION OF DIRECTORS

     Our current governing charter requires us to have at least three, but not more than nine, directors, a majority of whom must be "independent." We currently have a five member Board, three of whom are independent. Each Board member serves for a term of one year or until his or her successor is elected. We are proposing to re-elect each of our existing Board members and elect two additional individuals to our Board. A biography for each Board member and such other individuals, and additional information about our Board and our management team, is contained under the heading "Election of Directors." If the Merger Agreement is ratified, the Merger consummated and our charter restated, the concept of "independent" and "affiliated" directors will no longer be relevant as we will no longer be externally managed. For purposes of a listing of our stock on an exchange, we believe that our current Board consists of a majority of independent directors, and if our proposed charter and slate of directors is approved, our new Board will consist of a majority of independent directors.

RATIFY SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Our Board, upon recommendation of the audit committee, selects our independent registered public accounting firm annually and asks stockholders to ratify the selection. However, if the stockholders do not ratify the selection, we will not seek to replace the firm selected by our Board. Instead, our Board will take the lack of ratification into account in making its selection for the following year.

RATIFICATION OF THE MERGER



     BACKGROUND. We are a real estate investment trust that was formed in 1998. We have primarily focused on acquiring and developing neighborhood and community shopping centers in the eastern United States. As of October 14, 2004, we owned a total of 276 properties containing approximately 33,510,000 square feet of leasable space. Our anchor tenants include nationally and regionally recognized grocers, as well as tenants who provide basic household goods and services. Of our total portfolio revenue, approximately 50% is generated by anchor or credit tenants, including Publix Supermarkets, Wal-Mart, Lowe's Home Improvement, Kohl's department stores, Bi-Lo grocery stores, Circuit City, Michaels and several others. The term "credit tenant" is subjective and we apply the term to tenants who we believe have a substantial net worth.



     ISEPMC, ISMC and IMAMC have served as our property managers since their inception. They are responsible for, among other things, leasing the space at each of our properties, collecting rents and performing routine maintenance work that is not otherwise the tenant's responsibility. For our Property Managers' services, we pay a fee of not more than 4.5% of the total amount of funds collected each month from each property that they manage. In 2003, we paid our Property Managers property management fees of $13.1 million. Assuming the percentage fee paid to our Property Managers remains constant, the estimated property management fees that we would incur during the next five years if our stockholders do not ratify our entry into the Merger Agreement and our approval of the Merger are summarized in the chart below:

             Year                            Property Management Fee*
            --------                      --------------------------------
             2004(1)                               $  20,685,481
             2005                                  $  23,603,390
             2006                                  $  24,871,490
             2007                                  $  26,227,889
             2008                                  $  27,679,691

----------
             * Assumes growth in our property portfolio funded by our distribution reinvestment program and retained capital.
             (1)  Includes $10,152,481 actually paid through June 30, 2004.

     Likewise since inception, IRREAS has served as our business manager and advisor. Since we only have one employee, our Business Manager/Advisor has been responsible for our day-to-day operations, including negotiating the acquisition of our properties, overseeing our Property Managers, administering our bookkeeping and accounting functions, investor relations and consulting with our Board on policy decisions. For these services we pay an asset management fee of not more than 1% of the net book value of our assets that are invested. For 2003, we incurred asset management fees of $15.5 million. Assuming the asset management fee paid to our Business Manager/Advisor remains constant, the estimated asset management fees that we would incur during the next five years if our stockholders do not ratify our entry into the Merger Agreement and our approval of the Merger are summarized in the chart below:

             Year                              Asset Management Fee*
            --------                      --------------------------------
             2004(1)                               $  18,115,461
             2005                                  $  19,474,600
             2006                                  $  20,573,800
             2007                                  $  21,739,600
             2008                                  $  22,986,520

----------
             * Assumes growth in our property portfolio funded by our distribution reinvestment program and retained capital
             (1)  Includes $8,790,461 actually incurred through June 30, 2004.

     In addition to the asset management fee, we are required to pay to our Business Manager/Advisor a property disposition fee and a subordinated incentive fee payable on sale of a property. The disposition fee is equal to the lesser of
(i) 3.0% of the contract sales price or (ii) 50.0% of the commission paid to third parties so long as the size of the commission is reasonable, customary and competitive in light of the size, type and location of the specific property. The incentive fee is equal to 15.0% of the net proceeds remaining from the sale of any property after our stockholders have first received (i) a cumulative, non-compounded return equal to 10.0% on an annual basis on the original issue price paid for our shares reduced by the amount of prior distributions from the sale or financing of our properties, and (ii) a return of the original issue price paid for our shares reduced by the amount of prior distributions from the sale or financing of our properties. Our Business Manager/Advisor is also required to reimburse us a portion of the asset management fee under certain circumstances. Although we have not paid any such fees to date, if we were to dispose of a property in the future, we would be obligated to pay these fees.

     For more information regarding our property management agreements and our advisory agreement, see "The Merger - Our Property Management Agreements" and "The Merger - Our Advisory Agreement."

     THE MERGER. The Merger Agreement provides that, subject to certain conditions, four of our wholly-owned subsidiaries, IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc. and IRRETI Acquisition 4, Inc. will merge with and into IRREAS, ISMC, IMAMC and ISEPMC, respectively. Following these four mergers, the separate existence of each of IRRETI Acquisition 1, IRRETI Acquisition 2, IRRETI Acquisition 3 and IRRETI Acquisition 4 will cease and IRREAS, ISMC, IMAMC and ISEPMC will continue as the surviving corporations of these mergers and as our wholly owned subsidiaries. For each of the mergers other than that of IRRETI Acquisition 1 with and into IRREAS, the effective time for the mergers will occur when a certificate of merger is filed with the Delaware Secretary of State. The effective time for the merger of IRRETI Acquisition 1 with and into IRREAS will occur when a certificate of merger is filed with the Delaware Secretary of State and articles of merger are filed with the Illinois Secretary of State. We collectively refer to the effective times of the four mergers as the effective time. At the effective time, and subject to the terms and conditions set forth in the Merger Agreement, we will deposit into an escrow account 19,700,000 of our common shares for distribution to the shareholders of IRREAS, ISMC, IMAMC and ISEPMC as consideration for the Merger. The effective time is currently expected to occur as soon as practicable after the annual meeting but no later than March 31, 2005, provided our stockholders ratify our entry into the Merger Agreement and our approval of the Merger at the annual meeting and all other terms and conditions of the Merger Agreement are satisfied.

     We formed IRRETI Acquisition 1, IRRETI Acquisition 2, IRRETI Acquisition 3 and IRRETI Acquisition 4 solely to facilitate the tax-free nature of the Merger. Prior to the Merger, none of these companies has had, or will have, any operations. Our principal executive offices are located at 2901 Butterfield Road, Oak Brook, Illinois 60523. Our phone number is (630) 218-8000.

     THE SPECIAL COMMITTEE'S AND BOARD'S RECOMMENDATION. Two of our directors, Messrs. Parks and Lazarus, are officers, directors and, in Mr. Park's instance, a shareholder of Inland, the ultimate owner of our Business Manager/Advisor and shareholders of our Property Managers. Therefore, Messrs. Parks and Lazarus are subject to conflicts of interest in evaluating the Merger. Accordingly, our Board appointed a special committee, comprised of all three of our independent directors, to evaluate and make recommendations with respect to the Merger. The special committee, which retained its own independent counsel and independent financial advisor, unanimously recommended approval of the Merger Agreement to our Board and to our stockholders. Following the recommendation of the special committee, the Board unanimously approved the Merger Agreement and recommended that the stockholders of the Company ratify our entry into the Merger Agreement and our approval of the Merger. The special committee and the Board determined that the Merger is in the best interests of our stockholders. In connection with their recommendation, the special committee reviewed the analyses and findings of its financial advisor, Mesirow Financial, Inc., or Mesirow.

     OPINION OF FINANCIAL ADVISOR. Mesirow provided its opinion to the special committee that, as of the date of the opinion, the aggregate share consideration to be paid pursuant to the Merger Agreement to our Property Managers and our Business Manager/Advisor was fair, from a financial point of view, to our stockholders; however, the fairness opinion did not apply to those stockholders who are affiliates of Inland, our Business Manager/Advisor or the Property Managers.

     The full text of Mesirow's written opinion, dated as of September 10, 2004, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as APPENDIX
N. Mesirow's opinion does not constitute a recommendation as to how any stockholder should vote with respect to the Merger. You should read Mesirow's opinion in its entirety. See "The Merger - Opinion of the Financial Advisor."

     We have agreed to pay Mesirow non-refundable fees totaling $720,000 in connection with its services as financial advisor to the special committee as well as for rendering the opinion. We also agreed to reimburse Mesirow for up to $50,000 of its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Mesirow against certain liabilities, including certain liabilities under the federal securities laws. See "The Merger - Opinion of the Financial Advisor."

     PURPOSE AND REASONS FOR THE MERGER. Due mainly to the growth of our portfolio of real estate assets, our Board initially considered the benefits of becoming a fully self-administered REIT, such as the perception of us in the equity market and ability to reduce costs. In this regard, our Board formed a special committee of its independent directors to consider a transaction where we would acquire our Business Manager/Advisor and Property Managers. The special committee considered the positive and negative factors of acquiring our Business Manager/Advisor and Property Managers as well as the alternatives of (1) maintaining the status quo, (2) hiring new third parties to perform business management, advisory and property management functions and terminating our agreements with our Business Manager/Advisor and Property Managers and (3) building business management, advisory and property management functions internally and terminating our agreements with our Business Manager/Advisor and Property Managers. With respect to the alternative of acquiring our Business Manager/Advisor and Property Managers, the special committee considered, among other factors, the benefits of self-administration, reduction of operating costs, access to properties identified by Inland affiliates, use of the "Inland" name and logo and our name and logo, continuity of operations and retention of key management personnel. The special committee also considered risks such as the inability to become fully self-administered following such a transaction, the potential loss of key employees of our Business Manager/Advisor and Property Managers and unanticipated costs of services provided by our Business Manager/Advisor and Property Managers. Based upon these considerations, the special committee determined to pursue the alternative of acquiring our Business Manager/Advisor and Property Managers and, ultimately, determined that the proposed transaction is fair to and in the best interests of our stockholders and recommended that our Board and stockholders approve the transaction. See "The Merger - Reasons for the Merger."

     CONFLICTS OF INTEREST. In considering our Board's recommendation regarding the Merger, you should be aware that certain of our officers and directors have interests in connection with the Merger which may present them with actual or potential conflicts of interest. These potential conflicts are described in more detail under "The Merger - Interest of Certain Persons in the Matters to be Acted Upon."

     CONDITIONS TO THE MERGER, TERMINATION AND EXPENSES. Each party's obligation to effect the Merger is subject to a number of customary conditions, including, without limitation, the following:

     - each party's representations and warranties must be true and correct in all material respects at and as of the closing date;

     - each party must have performed and complied with all of its covenants in all material respects at and as of the closing date;

     - all of the ancillary agreements required by the Merger Agreement, including, without limitation, the registration rights agreement, the escrow agreement, the indemnification agreements, the lease and sublease assignment, the employment agreements, the consulting agreements, the trademark and software license agreements, the property acquisition agreement and the various services agreements must have been executed and delivered;

     - we must have received the ratification of our stockholders (other than interested directors or our stockholders signing the Merger Agreement or their affiliates) of the Merger and the decision by our Board to enter into the Merger Agreement;

     - each Property Manager must have obtained the requisite approval of its shareholders;

     - appraisal rights applicable to the Merger shall not have been demanded by shareholders holding more than five percent in the aggregate of the outstanding shares of our Business Manager/Advisor and our Property Managers; and

     -    all required third-party consents must have been obtained.

     At any time prior to the effective time, whether before or after the ratification by our stockholders, the Merger Agreement may be terminated by the mutual written consent of the parties. In addition, the Merger Agreement may be terminated:

     - if the closing date has not occurred on or before March 31, 2005, except that a party may not terminate for this reason if that party's breach is a principal cause for the failure of the closing date to occur;

     - if any law makes the consummation of the Merger illegal or otherwise prohibited or if a court or other governmental entity permanently enjoins, restrains or otherwise prohibits the Merger in a final and non-appealable order; or

     - by any party upon a material breach by the other parties of any of their obligations under the Merger Agreement after notice and a period for cure. See "The Merger - Merger Agreement."

     FEDERAL INCOME TAX CONSEQUENCES. In the opinion of our counsel, the consummation of the Merger will not be a taxable event for federal income tax purposes for our stockholders. Additionally, following the Merger we expect to continue to be taxed as a REIT for federal income tax purposes.

     ACCOUNTING TREATMENT. The Merger consideration will be allocated to certain expenses and intangible assets with the balance attributable to goodwill. The portion of the purchase price which has been allocated to the trademark and software license agreements, consulting agreements, employment agreements and our master property management agreements and advisory agreement has been determined by an independent valuation firm. The value allocated to the master property management agreements and advisory agreement as valued by the independent valuation firm will be recorded as an expense by us on the date that the Merger is consummated. The remainder of the purchase price not allocated to goodwill will be amortized over the estimated useful life of each asset.



     MARKET PRICES OF COMMON STOCK AND DIVIDENDS. There is no established public trading market for our common stock. As of October 1, 2004, there were approximately 58,931 holders of record of our common stock. We declared and paid distributions to our stockholders totaling $.83 per share during the fiscal year ended December 31, 2003. A total of $.51 of these per share distributions were taxable as ordinary income. The remainder constituted a return of capital for tax purposes, which reduces each stockholder's tax basis in its shares and will cause more gain or less loss on the sale of the shares.



AMENDMENT AND RESTATEMENT OF OUR GOVERNING CHARTER

     Our Fourth Articles of Amendment and Restatement, on file with the Secretary of State of the State Maryland, govern our corporate activities. Currently, our charter contemplates us being advised and managed by a third party business manager/advisor and property manager. If you ratify our entry into the Merger Agreement and our approval of the Merger and the conditions to the Merger are met, we will move towards our goal of becoming a self-administered REIT. Accordingly, our Board has proposed to amend and restate our charter to ensure that our corporate governance instruments properly reflect the effects of becoming a self-administered REIT, by eliminating references in our Articles to "Advisor" or "Sponsor" or provisions governing our relationship with an "Advisor" or a "Sponsor." Approval of our amended and restated charter is also contingent upon our stockholders ratifying our entry into the Merger Agreement and our approval of the Merger.

                              ELECTION OF DIRECTORS

PROPOSAL 1: TO ELECT SEVEN INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

     Our Board of Directors currently consists of five individuals. Under our current charter, a majority of these individuals must be "independent directors" which means that the individual:

     - is not affiliated and has not been affiliated within the two years prior to becoming an Independent Director, directly or indirectly, with us, our Sponsor or our Business Manager/Advisor, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of us, our Sponsor, our Business Manager/Advisor or any of their affiliates;

     - does not serve as a director for more than two other REITs organized by us or our Business Manager/Advisor or advised by our Business Manager/Advisor; and

     -    performs no other services for us, except as a director.

     We currently have three independent directors, all of whom are nominees for reelection as independent directors. Our other two directors are considered "affiliated directors" because they are affiliated with our Sponsor, our Business Manager/Advisor or their affiliates. If the Merger Agreement is ratified, the Merger is consummated and our charter is amended and restated, the concept of "independent" and "affiliated" directors will no longer be relevant as we will no longer be externally managed. We are also asking you to elect two new individuals to our Board.

     The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the 2004 annual meeting. At that meeting each current director will be nominated to stand for reelection as a director to hold office until our annual meeting to be held in 2005 and until his/her successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Each current director has been a director since 1998. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

NOMINEES FOR ELECTION AS DIRECTORS

     The following sets forth information with regard to the nominees for election to our Board.

NAME, POSITIONS WITH
IRRETI AND AGE                     BUSINESS EXPERIENCE
DANIEL K. DEIGHAN                  Mr. Deighan has been one of our independent directors since September
Director since 1998                1998. He is an appraiser who holds the MAI designation from the
Age 64                             American Institute of Real Estate Appraisers (the predecessor to the
                                   Appraisal Institute) and has over 25 years of appraisal experience. He has testified as an expert witness in numerous counties throughout
                                   Florida, and in some courts in New York in eminent domain and other appraisal matters. Mr. Deighan is president of Florida Property
                                   Consultants Group, which has its office in Port St. Lucie, Florida.
                                   That firm is successor to Deighan Appraisal Associates, Inc. and its predecessors, which Mr. Deighan formed in 1971. Its business is the providing of expert appraisal, consulting and eminent domain services throughout Florida.

                                   Since February 1996, he has been vice-president of Southern Property
                                   Consultants, Inc., a firm which specializes in real estate tax appeals.
                                   Deighan Appraisal Associates, Inc. was honored as the "Business of the
                                   Year" in 1990 by the Port St. Lucie Chamber of Commerce. Mr. Deighan is
                                   past vice chairman of the Martin County Industrial Development Agency and a past president of the Tri-County Tec Foundation and the Economic
                                   Council of Martin County, Florida. He received his B.A. degree from
                                   Sienna College, Albany, New York.

KENNETH E. MASICK                  Mr. Masick has been one of our independent directors since December
Director since 1998                1998. He has been a partner of Wolf & Company LLP, certified public
Age 58                             accountants, since its formation in 1978. That firm, one of the largest in the Chicagoland area, specializes in audit, tax and consulting services to privately owned businesses. Mr. Masick currently is partner-in-charge of the firm's audit and accounting department and is responsible for the firm's quality control. His accounting experience also includes forecasts and projections, feasibility studies and due diligence activities on acquisitions.

                                   Mr. Masick has been in public accounting since his graduation from
                                   Southern Illinois University in 1967. He is also licensed as a General
                                   Securities Representative. Mr. Masick is a member of the American
                                   Institute of Certified Public Accountants and the Illinois CPA Society.
                                   He also serves as treasurer and director of Oak Brook Financial Group,
                                   Inc., a securities broker dealer firm. All of the mentioned entities with which Mr. Masick is affiliated have their offices in Oak Brook,
                                   Illinois.

MICHAEL S. ROSENTHAL               Mr. Rosenthal has been one of our independent directors since October
Director since 1998                1998. He is an attorney who has been in private practice since 1984. He
Age 47                             has been a shareholder of the Atlanta, Georgia law firm of Wagner,
                                   Johnston & Rosenthal, P.C. since September 1996. From January 1991 through August 1996, Mr. Rosenthal was president and a shareholder of the Atlanta, Georgia law firm of Weinstein, Rosenthal & Tobin, P.C.
                                   That law firm's predecessor conducted business as a partnership under the name of Weinstein, Rosenthal & Tobin from 1986 through December
                                   1990, and Mr. Rosenthal served as its managing partner. He represents primarily service industry clients, providing day-to-day business counseling and advice, and services in the areas of mergers and acquisitions, real estate acquisitions and financings, as well as litigation when necessary. Mr. Rosenthal received both his B.A. degree and his law degree from the University of Florida.

RICHARD IMPERIALE                  Richard Imperiale is President and founder of the Uniplan Companies, a
Nominee for director               Milwaukee, Wisconsin based investment advisory holding company.
Age 46                             Uniplan and its affiliates manage and advise over $300 million in client accounts. Uniplan specializes in providing clients with consistently superior risk-adjusted returns managing equity, REIT and specialty portfolios.

                                   Mr. Imperiale started his career as a credit analyst for the First
                                   Wisconsin National Bank (now U.S. Bank).

                                   In 1983 Mr. Imperiale joined B.C. Ziegler & Company, a Midwest regional brokerage firm where he was instrumental in the development of portfolio strategies for one of the first hedged municipal bond mutual funds in the country. In 1984, Mr. Imperiale founded Uniplan, Inc., with the objective of managing investment portfolios to achieve the greatest long-term risk-adjusted return for conservative institutional clients.

                                   The quantitative techniques used by Uniplan to manage portfolios have consistently ranked the firm among the top institutional managers on a risk-adjusted basis. In 1993, Uniplan was ranked #2 of 315 balanced managers for 10 year performance by Nelsons Investment Services and in
                                   1994, Uniplan was ranked #1 of 374 managers on a risk-adjusted basis for five years by Money Manager Review. In addition, the Forward
                                   Uniplan Real Estate Fund received a Five Star ranking from the
                                   Morningstar mutual fund rating service for the period ended May 31,
                                   2002.

                                   Mr. Imperiale is widely quoted in local and national media on matters pertaining to investments and is a regular guest on CNNfn's Power
                                   Lunch. He has appeared on Bloomberg News, CNBC, and is a frequent guest on the syndicated radio talk show, Money Sense. He recently authored the book, REAL ESTATE INVESTMENT TRUSTS: NEW STRATEGIES FOR
                                   PORTFOLIO MANAGEMENT, published by John Wiley & Sons, 2002.

                                   He attended Marquette University Business School where he received a
                                   BS Degree in Finance. In addition, Mr. Imperiale completed the postgraduate lecture series in corporate finance at the University of
                                   Chicago Graduate School of Business and received a certificate in legal research from Concordia University.

ROBERT D. PARKS                    Mr. Parks is a director of Inland and one of its four original
Chairman, chief                    principals; chairman of our Sponsor, a director of Inland Securities
executive officer and              Corporation, and a director of Inland Investment Advisors, Inc. Mr.
director since                     Parks is president, chief executive officer and a director of Inland
our formation in 1998              Real Estate Corporation and chairman, chief executive officer and an
Age 60                             affiliated director of Inland Western Retail Real Estate Trust, Inc.
                                   He has been our chairman, chief executive officer and an affiliated director of since our formation in 1998.

                                   Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for our
                                   Sponsor. He oversees and coordinates the marketing of all investments and investor relations.

                                   Prior to joining Inland, Mr. Parks taught in Chicago's public schools.
                                   He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered
                                   Direct Participation Program Limited Principal with the National
                                   Association of Securities Dealers. He is a member of the Real Estate
                                   Investment Association, the Financial Planning Association, the
                                   Foundation for Financial Planning as well as a member of the National
                                   Association of Real Estate Investment Trusts (NAREIT).

BARRY L. LAZARUS                   Mr. Lazarus has been our president, chief operating officer and an
President, chief operating         affiliated director since our formation in 1998. He has been our
officer and director               treasurer and chief financial officer since June 1999. After a brief
since our formation in 1998, and   career in public accounting, Mr. Lazarus joined Inland in 1973 as its
treasurer and chief financial      original controller and was later promoted to treasurer. From 1973 to
officer since June 1999            1979, he supervised all corporate and partnership accounting and tax
Age 57                             matters and managed corporate financial affairs. In 1979, Mr. Lazarus relocated to Phoenix, Arizona and formed The Butterfield Company, a development and contracting firm, while also serving as a consultant to investors in several commercial ventures. Between 1979 and 1987,
                                   The Butterfield

                                   Company successfully completed several projects in conjunction with national real estate firms, including Inland. From 1988 until October
                                   1990, Mr. Lazarus was vice president of finance for UDC Homes, Inc., then a New York Stock Exchange Company and the largest homebuilder in the state of Arizona. His duties included obtaining financing for numerous development and construction projects in the southeastern and southwestern United States, as well as maintaining investor relations.

                                   Mr. Lazarus rejoined Inland in October 1990 and became president of
                                   Intervest Midwest Real Estate Corporation, then an affiliate of
                                   Inland. Mr. Lazarus solely owned Wisconsin and Southern Land Company,
                                   Inc., of which he had been president and director since December 1993.
                                   Wisconsin and Southern Land Company, Inc., which had its office in
                                   Orlando, Florida, was a holding company that acquired Intervest from
                                   Inland in 1994. Intervest, pursuant to a service agreement, previously provided property zoning, development and disposition services to
                                   Wisconsin Capital Land Fund, L.P., a private placement real estate equity program sponsored by our Sponsor.

                                   Mr. Lazarus is president of Inland Shelter Group, LLC, Orlando,
                                   Florida, which had been engaged in the development of apartment buildings in the state of Georgia through 1998. He received his B.B.A.
                                   degree from the University of Wisconsin and is a certified public accountant.

BRENDA G. GUJRAL                   Brenda G. Gujral is president, chief operating officer and a director
Nominee for director               of Inland Real Estate Investment Corporation, the parent company of
Age 61                             our Business Manager/Advisor.  She is also president, chief operating officer and a director of Inland Securities Corporation.  Mrs. Gujral is also a director of Inland Western Retail Real Estate Trust, Inc.
                                   and of Inland Investment Advisors, Inc., an investment advisor.

                                   Mrs. Gujral has overall responsibility for the operations of Inland
                                   Real Estate Investment Corporation, including the distribution of checks to over 50,000 investors, the review of periodic communications to those investors, the filing of quarterly and annual reports for
                                   Inland Real Estate Investment Corporation-sponsored publicly registered investment programs with the Securities and Exchange
                                   Commission, compliance with other Securities and Exchange Commission and National Association of Securities Dealers securities regulations both for Inland Real Estate Investment Corporation and Inland
                                   Securities Corporation, review of asset management activities and marketing and communications with the independent broker-dealer firms selling current and prior Inland Real Estate Investment
                                   Corporation-sponsored investment programs. She works with the internal and outside legal counsel in structuring Inland Real Estate Investment
                                   Corporation's investment programs and in connection with the preparation of its offering documents and registering the related securities with the Securities and Exchange Commission and state securities commissions.

                                   Mrs. Gujral has been with the Inland organization for over 20 years, becoming an officer in 1982. Prior to joining the Inland organization, she worked for the Land Use Planning Commission, establishing an office in Portland, Oregon, to implement land use legislation for that state.

                                   She is a graduate of California State University. She holds Series 7,
                                   22, 39 and 63 licenses from the National Association of Securities
                                   Dealers

                                   and is a member of the National Association of Real Estate Investment
                                   Trusts.

                           THE BOARD'S RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

                                       FOR

                               DANIEL K. DEIGHAN,
                               KENNETH E. MASICK,
                              MICHAEL S. ROSENTHAL,
                                ROBERT D. PARKS,
                                BARRY L. LAZARUS,
                              RICHARD IMPERIALE and
                                BRENDA G. GUJRAL

                     ITS NOMINEES FOR ELECTION AS DIRECTORS

             TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS

               AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

VOTE REQUIRED

     The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a director. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

BOARD MEETINGS IN 2003

     Our Board met 23 times during 2003. Each director attended more than 75% of the total number of meetings of the Board and the committee on which he served. We do not have a policy with regard to Board members' attendance at annual meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board has established an audit committee comprised of our independent directors, Messrs. Deighan, Masick and Rosenthal. These three directors are independent in accordance with the National Association of Securities Dealers' listing standards and under the Sarbanes-Oxley Act. The Board has determined that Mr. Masick qualifies as our "audit committee financial expert" under the rules of the Securities and Exchange Commission. The Board has adopted a written charter for the audit committee which is included as APPENDIX A to this proxy statement.

     The audit committee is responsible for the engagement of our independent registered public accounting firm, reviewing the plans and results of the audit engagement with our auditors, approving services performed by and the independence of our independent registered public accounting firm, considering the range of audit and non-audit fees, and consulting with our independent registered public accounting firm regarding the adequacy of our internal accounting controls. This committee met four times during 2003.

     Although we do not have a standing nominating committee or compensation committee of the Board, the Board itself serves in those capacities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There is no compensation committee. The Board has been responsible for all compensation decisions. Mr. Lazarus, the only affiliated director paid by us, has abstained from all decisions regarding his compensation.

NOMINATING COMMITTEE

     Our Board does not currently have a nominating committee. Rather, each member of our Board participates in the process of identifying and considering individuals for Board membership. Our Board believes its current process is effective since the current members of the Board are seasoned executives from a variety of backgrounds. Each member of our Board satisfies the independence requirements under the National Association of Securities Dealers' listing standards and the Sarbanes-Oxley Act, other than Messrs. Parks and Lazarus. The Board will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption "Miscellaneous and Other Matters - Advance Notice Procedures for Making Director Nominations and Stockholder Proposals."

     Once our Board has identified a possible nominee (whether through a recommendation from a stockholder or otherwise), our independent directors make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Board when the candidate is recommended, the Board's own knowledge of the prospective candidate and information, if any, obtained by the Board's inquiries. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board or obtain representation in market areas without Board representation and the likelihood that the candidate can satisfy the evaluation factors described below. If our independent directors determine that additional consideration is warranted, they may gather additional information about the candidate's background and experience. Our independent directors then evaluate the prospective nominee against the following standards and qualifications:

     -    Achievement, experience and independence;

     -    Wisdom, integrity and judgment;

     -    Understanding of the business environment; and

     -    Willingness to devote adequate time to Board duties.

     Our independent directors also consider such other relevant factors as they deem appropriate, including the current composition of the Board, the need for audit committee or other expertise and the evaluations of other candidates. In connection with this evaluation, our independent directors determine whether to interview the candidate. If our independent directors decide that an interview is warranted, one or more of those members, and others as appropriate, interviews the candidate in person or by telephone. After completing this evaluation and interview, our independent directors make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of our independent directors.

     In connection with the negotiation of the Merger Agreement, we agreed to increase the size of the Board to eight members. Inland recommended we nominate Mr. Imperiale and Ms. Gujral to fill two of the vacancies, based in part on their experience in real estate and the operation and management of REITs in particular and their wisdom, integrity and judgment. We expect to fill the third vacancy in the future. All of the current members of the Board met either in person or on the telephone with Mr. Imperiale. Our current directors already knew and had previously worked with Ms. Gujral, as she currently works extensively with our company. Our current directors view Mr. Imperiale as satisfying the requirements for an independent director. As a result, the entire Board, including our independent directors, nominated Mr. Imperiale and Ms. Gujral for two of the three newly created vacancies. The entire Board will continue to identify and interview candidates for the additional vacancy, although there are no current candidates being interviewed.

AUDIT COMMITTEE REPORT

     The audit committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls. The audit committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards and the Sarbanes-Oxley Act. The audit committee operates under a written charter approved by the Board. A copy of the charter is attached as APPENDIX A to this proxy statement.

     Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the audit committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2003 financial statements. The audit committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also received written disclosures and the letters from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the audit committee discussed with the independent registered public accounting firm that firm's independence.

     Based upon the audit committee's discussions with management and the independent registered public accounting firm, and the audit committee's review of the representations of management and the independent registered public accounting firm, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

     The Audit Committee of the Board of Directors of Inland Retail Real Estate Trust, Inc.:

                                 Kenneth E. Masick
                                 Daniel K. Deighan
                                 Michael S. Rosenthal

STOCKHOLDER COMMUNICATIONS

     We have not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or any of its committees or individual directors as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders are free to contact any director or executive officer directly by writing in care of IRRETI or by sending an email to Ms. Roberta S. Matlin, our Vice President - Administration at 2901 Butterfield Road, Oak Brook, IL 60523 or by email to matlin@inlandgroup.com. Stockholders can contact the audit committee directly by sending a letter to Mr. Masick, in care of the Company at 2901 Butterfield Road, Oak Brook, IL 60523.

     We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Board will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to our website.

                             OUR EXECUTIVE OFFICERS

OUR AFFILIATION WITH THE INLAND GROUP OF COMPANIES

     Inland, together with its subsidiaries and its and their affiliates (collectively, the "Inland Affiliated Companies"), is a fully integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. Inland Real Estate Investment Corporation, a subsidiary of Inland and one of the Inland Affiliated Companies, is our Sponsor and organizer. Our Business Manager/Advisor is a wholly-owned subsidiary of our Sponsor. Inland Securities Corporation ("Inland Securities"), another of the Inland Affiliated Companies, was the dealer manager of our public offerings. Inland Securities was formed in 1984 and is qualified to do business as a securities broker-dealer throughout the United States. Since its formation, Inland Securities has provided the marketing function for distribution of the investment products sponsored by our Sponsor. Inland Securities does not render such services to anyone other than the Inland Affiliated Companies. The Property Managers, which are owned principally by individuals who are affiliates of Inland, are the real estate management agents for our properties. Inland Real Estate Acquisitions, Inc. ("Inland Acquisitions"), one of the Inland Affiliated Companies, has extensive experience in acquiring real estate for investment and assists us in acquiring suitable properties to be purchased by other affiliates from unaffiliated third parties on our behalf. Our senior management includes executives of the mentioned Inland Affiliated Companies. In addition, we have agreements with our Business Manager/Advisor and the Property Managers to pay certain compensation to them and other Inland Affiliated Companies for services provided to us. See "Certain Relationships and Related Transactions" below. These relationships will be modified if the Merger is consummated.

BIOGRAPHIES OF OUR EXECUTIVE OFFICERS

     Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our current executive officers and any of our current directors. None of our executive officers has a written employment agreement or severance agreement with us. However, in connection with the contemplated Merger, we are entering into an employment agreement with Mr. Lazarus. See "The Merger - Ancillary Agreements - Employment Agreements." We anticipate that in connection with the Merger, Messrs. Parks and Wilton and Ms. Matlin will each resign from their respective positions as officers of our company. Mr. Parks would remain as the non-executive chairman of our Board. The following sets forth information regarding our executive officers:

NAME, POSITIONS WITH
IRRETI AND AGE                           BUSINESS EXPERIENCE
ROBERT D. PARKS                          The biography of Mr. Parks is included above under
Chairman, chief executive                "Election of Directors - Nominees for Election as
officer and a director since our         Directors."  If our stockholders ratify our entry into
formation in 1998                        the Merger Agreement and our approval of the Merger and
Age 60                                   the Merger is consummated, Mr. Parks will resign as our
                                         Chief Executive Officer.

BARRY L. LAZARUS                         The biography of Mr. Lazarus is included above under
President, chief operating               "Election of Directors - Nominees for Election as
officer and a director since our         Directors."  If our stockholders ratify our entry into
formation in 1998, and treasurer and     the Merger Agreement and our approval of the Merger and
chief financial officer                  the Merger is consummated, Mr. Lazarus will become our
since June 1999                          Chief Executive Officer.
Age 57

ROBERTA S. MATLIN                        Ms. Matlin has been our vice president of
Vice President - Administration          administration since 1998. Ms. Matlin joined Inland in
since our formation in 1998              1984 as director of investor administration and
Age 59                                   currently serves as senior vice president of our
                                         Sponsor, directing its day-to-day

                                         internal operations. Ms. Matlin is a director of our
                                         Sponsor, a director and president of Inland Investment
                                         Advisors, Inc. and Intervest Southern Real Estate
                                         Corporation, and a director and vice president of
                                         Inland Securities. Since 2003, she has been vice
                                         president of administration of Inland Western Retail
                                         Real Estate Trust, Inc. She was vice president of
                                         administration of Inland Real Estate Corporation from
                                         1995 until 2000. From June 2001 until April 2004 she
                                         was a trustee and executive vice president of Inland
                                         Mutual Fund Trust. Prior to joining Inland, she worked
                                         for the Chicago Region of the Social Security
                                         Administration of the United States Department of
                                         Health and Human Services. Ms. Matlin is a graduate of
                                         the University of Illinois. She holds Series 7, 22, 24,
                                         39, 63 and 65 licenses from the National Association of
                                         Securities Dealers, Inc.

SCOTT W. WILTON                          Mr. Wilton has been our secretary since 1998.
Secretary since 1998                     Mr. Wilton joined Inland in January 1995. He is vice
Age 43                                   president of The Inland Real Estate Group, Inc. and
                                         associate counsel with The Inland Real Estate Group law
                                         department. In 1998, Mr. Wilton became secretary of our
                                         Business Manager/Advisor.  In 2001, he became the
                                         secretary of Inland Real Estate Exchange Corporation.
                                         He has been secretary of Inland Western Retail Real
                                         Estate Trust, Inc. since its formation in 2003.
                                         Mr. Wilton is involved in all aspects of Inland's business, including real estate acquisitions and financing,
                                         securities law and corporate governance matters,
                                         leasing and tenant matters, and litigation management.
                                         He received B.S. degrees in economics and history from
                                         the University of Illinois at Champaign in 1982 and his
                                         law degree from Loyola University of Chicago, Illinois
                                         in 1985. Prior to joining Inland, Mr. Wilton worked for
                                         the Chicago law firm of Williams, Rutstein, Goldfarb,
                                         Sibrava and Midura, Ltd., specializing in real estate
                                         and corporate transactions and litigation.

                 COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

DIRECTOR COMPENSATION

     BASE COMPENSATION. We pay our independent directors an annual fee of $18,000. In addition, each independent director receives $1,000 for attending in person or $400 for attending by telephone each meeting of the Board of Directors or a committee thereof. Each of Messrs. Deighan, Rosenthal and Masick were paid fees of $37,475 and $14,250 in 2003 and 2002, respectively for their services as Independent Directors. Our officers who are also directors (Messrs. Parks and Lazarus) are not paid fees for serving as directors.

     OPTIONS. Under our independent director stock option plan, each independent director is entitled to be granted an option to acquire 3,000 shares as of the date they become a director and an additional 500 shares on the date of each annual stockholders' meeting, commencing with the annual meeting in 2000, so long as the independent director remains a member of the Board on such date. The options for the initial 3,000 shares will be exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The options to be granted as of each annual stockholders' meeting will become fully exercisable on the second anniversary of the date of grant. Options granted will be exercisable at $9.05 per share. As of December 31, 2003, options to acquire 15,000 shares had been issued.

EXECUTIVE COMPENSATION

     With the exception of Barry L. Lazarus, our executive officers did not receive any compensation from us for their services as such officers. Other than Mr. Lazarus, our executive officers are all employees of Inland Real Estate Investment Corporation, the owner of our Business Manager/Advisor, and/or its affiliates and are compensated by those entities, in part, for their services rendered to us. We do not pay any of these individuals for serving in their respective positions. For a discussion of fees paid to our Business Manager/Advisor and other Inland Affiliated Companies, see "Certain Relationships and Related Transactions" below. If our stockholders ratify our entry into the Merger Agreement and our approval of the Merger, and the Merger is consummated, all of our executive officers will become our employees and will be paid directly by us.

     Mr. Lazarus was paid $250,000 and $175,000 in 2003 and 2002, respectively, and reimbursement for out-of-pocket expenses for his services as our President, Chief Operating Officer, Treasurer and Chief Financial Officer. His "at will" employment is based on an oral agreement. However, in connection with the contemplated Merger, we are entering into an employment agreement with Mr. Lazarus, which will pay him $300,000 per year, plus a possible bonus. See "The Merger - Ancillary Agreements - Employment Agreements."

     Robert D. Parks, our Chairman and Chief Executive Officer, is included in the executive officers who will not receive any compensation from us for their services as such officers. If the stockholders ratify our entry into the Merger Agreement and our approval of the Merger, and the Merger is consummated, Mr. Parks will resign as our Chief Executive Officer and enter into a consulting agreement with us. See "The Merger - Ancillary Agreements - Consulting Agreements."

     The following table sets forth information regarding the annual compensation we paid to Mr. Lazarus and Mr. Parks during 2001, 2002 and 2003.

       NAME & POSITION                     YEAR        SALARY          BONUS
       ---------------                     ----        ------          -----
Barry L. Lazarus,                          2003      $ 200,000        $ 50,000
President, COO, Treasurer, CFO             2002      $ 175,000        $      0
                                           2001      $ 100,000        $      0

Robert D. Parks                            2003      $       0        $      0
Chairman and CEO                           2002      $       0        $      0
                                           2001      $       0        $      0

REPORT OF DIRECTORS ON COMPENSATION

     The Board of Directors determined the compensation of Barry L. Lazarus, our President, Chief Operating Officer, Treasurer and Chief Financial Officer, in 2003. Mr. Lazarus received compensation through his salary and received a bonus of $50,000. His salary and bonus were based upon his services rendered to us.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have entered into agreements to pay our Business Manager/Advisor and its affiliates certain fees or other compensation for providing services to us. If our stockholders ratify our entry into the Merger Agreement and our approval of the Merger, and the Merger is consummated, certain of these agreements will be terminated and our Business Manager/Advisor and our Property Managers will become our wholly-owned subsidiaries.

     As of December 31, 2003 and 2002, we had incurred $215,054,457 and $125,224,459, respectively, of offering costs, of which $196,955,773 and $111,594,675 was paid to affiliates. Pursuant to the terms of the offerings, our Business Manager/Advisor has guaranteed payment of all public offering expenses (excluding selling commissions, the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offerings or gross offering proceeds or all organization and offering expenses (including selling commissions) which together exceed 15% of gross offering proceeds. As of December 31, 2003 and 2002, offering costs did not exceed the 5.5% and 15% thresholds.

     Our Business Manager/Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of our Business Manager/Advisor and its affiliates relating to the offerings. In addition, an affiliate of our Business Manager/Advisor is entitled to receive selling commissions, the marketing contribution and due diligence expense allowance from us in connection with the offerings. Such costs are offset against the stockholders' equity accounts. Such costs totaled $84,802,867, $79,614,867 and $19,287,730 for the years ended December 31, 2003, 2002 and 2001, respectively, of which none, $1,309,885 and $773,191 was unpaid at December 31, 2003, 2002 and 2001 respectively.

     Our Business Manager/Advisor and its affiliates are entitled to reimbursement for general and administrative costs of our Business Manager/Advisor and its affiliates relating to our administration. Such costs are included in general and administrative expenses to affiliates, professional services to affiliates, and acquisition cost expenses to affiliates, in addition to costs that were capitalized pertaining to property acquisitions. During the years ended December 31, 2003, 2002 and 2001 we incurred $3,249,984, $1,702,748 and $538,306 of these costs, respectively, of which $550,707, $515,204 and $332,831 remained unpaid as of December 31, 2003, 2002 and 2001, respectively.

     An affiliate of our Business Manager/Advisor provides loan servicing to us for an annual fee. Such costs are included in property operating expenses to affiliates. A prior agreement with this affiliate of our Business Manager/Advisor provided for annual fees totaling .03% of the first $1 billion of the mortgage balance outstanding and .01% of the remaining mortgage balance, payable monthly. On April 1, 2004, we entered into a new agreement with our Business Manager/Advisor for loan servicing which superceded the prior agreement. This new agreement has an initial term of one year and will continue each year thereafter unless terminated. Under the new agreement, we are to pay monthly payments of $175 per loan to this affiliate. The fee increases to $200 per loan if the number of loans serviced falls below 100. Such fees totaled $198,444 and $119,360 for the six month periods ended June 30, 2004 and 2003, respectively and $97,824 and $66,643 for the three month periods ended June 30, 2004 and 2003, respectively. None of these fees remained unpaid as of June 30, 2004 and December 31, 2003.

     Our Business Manager/Advisor has contributed $200,000 to our capital for which it received 20,000 shares. Our Business Manager/Advisor has distributed these shares to its sole shareholder, our Sponsor, prior to the execution of the Merger Agreement.

     We use the services of an affiliate of our Business Manager/Advisor to facilitate the mortgage financing that we obtained on some of the properties purchased. Such costs are capitalized as loan fees and amortized over the respective loan term. During the years ended December 31, 2003, 2002 and 2001 we paid loan fees totaling $2,217,949, $477,274 and $177,436, respectively, to this affiliate.

     We are obligated to pay an asset management fee of not more than 1.0% of the total book value of our assets invested, directly or indirectly, in real estate assets before reserves for non-cash charges, such as depreciation or bad debt expense, less any mortgages secured by these assets. We compute the total book value of our real estate assets by taking the average of these values at the end of each month for which we calculate the fee. The fee is payable quarterly in an amount equal to 1/4 of 1% of the total book value as of the last day of the immediately preceding quarter. For any year in which we qualify as a REIT, our Business Manager/Advisor must reimburse us for the following amounts, if any: (1) the amounts by which our total operating expenses (the sum of the advisor management fee plus other operating expenses) paid during the fiscal year exceed the greater of (i) 2.0% of our average invested assets for that fiscal year (average invested assets is the average of the total book value of our assets invested in equity interest and loans secured by real estate, before reserves for depreciation, bad debt or other similar non-cash reserves. We compute the average invested assets by taking the average of these values at the end of each month for which it is calculating the fee.), or (ii) 25.0% of our net income, before any additions to or allowances for reserves, depreciation, amortization, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year; plus (2) an amount, which will not exceed the advisor asset management fee of that year, equal to any difference between the total amount of distribution to stockholders for that year and a 7.0% minimum annual return on the net investment of stockholders. For the years ended December

31, 2003, 2002 and 2001 we incurred $15,530,795, $5,293,000, and none, respectively, of asset management fees of which $12,030,795 and $2,000,000 was unpaid at December 31, 2003 and 2002, respectively. We neither paid nor accrued such fees for the year ended December 31, 2001 because our Business Manager/Advisor indicated that it would forego such fees.

     The Property Managers, entities owned principally by individuals who are affiliates of our Business Manager/Advisor, are entitled to receive property management fees totaling not more than 4.5% of the total amount of the funds collected each month with respect to each property they manage, for management and leasing services. We incurred and paid property management fees of $13,050,416, $4,870,084 and $1,605,492 for the years ended December 31, 2003,
2002 and 2001, respectively, of which none remained unpaid as of December 31, 2003, 2002 and 2001.

     In December 2001 and January 2002, an affiliate of our Business Manager/Advisor guaranteed the mortgages payable pertaining to Douglasville Pavilion, Southlake Pavilion, Fayetteville Pavilion, and Sarasota Pavilion, all of which matured in July 2002. We agreed to pay the affiliate 1/8% per annum of the guaranteed amount for providing such a guarantee. Guarantee fees of $56,639 were incurred and paid in 2001. All of the respective mortgages were paid off in June 2002.

     During 2003, we funded various costs and deposits related to properties and financing that were eventually not closed by us. Subsequently, an affiliate of our Business Manager/Advisor decided to purchase these properties and accordingly we will be reimbursed for those costs and deposits. As of December 31, 2003, the balance due related to these items was $2,023,981 and is classified in other assets. This amount was repaid.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT



     The following table sets forth information as of October 1, 2004, regarding the number and percentage of shares beneficially owned by: (i) each director or director nominee; (ii) each executive officer; (iii) all directors and executive officers as a group; and (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares. As of October 1, 2004, we had 58,931 stockholders of record and 230,360,591 shares of common stock outstanding.

                                                              NUMBER OF SHARES               PERCENT OF
              NAME OF BENEFICIAL OWNER                      BENEFICIALLY OWNED (1)              CLASS
-----------------------------------------------------    ----------------------------    ------------------
Robert D. Parks                                                107,469        (2)                *
Brenda G. Gujral                                                24,831                           *
Barry L. Lazarus                                                11,050                           *
Michael S. Rosenthal                                            10,052        (3)                *
Daniel K. Deighan                                                6,621        (3)                *
Kenneth E. Masick                                                9,604        (3)                *
Roberta S. Matlin                                                  986                           *
Scott W. Wilton                                                    371                           *
Richard Imperiale                                                    -                           *
                                                         ----------------------------    ------------------
All Directors and Executive Officers as a group (9
persons)                                                       170,984        (2)                *
                                                         ============================    ==================



----------
(*)  Less than 1%.

(1) Beneficial ownership includes outstanding shares that any person has the right to acquire within 60 days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Includes 20,000 shares owned by our Business Manager/Advisor. Our Business Manager/Advisor is a wholly owned subsidiary of our Sponsor, which is an affiliate of Inland. Our Business Manager/Advisor has distributed these shares to its sole shareholder, our Sponsor, prior to the execution of the Merger Agreement. Mr. Parks is a control person of Inland and disclaims beneficial ownership of shares owned by our Business Manager/Advisor.

(3) Includes shares issuable upon exercise of options to which each Independent Director is entitled but which have not yet been issued, which options are currently exercisable within 60 days after the date of this table.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the Securities and Exchange Commission (SEC) and to furnish us with copies of all statements they file. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2003 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                 FIRM FOR 2004

     ITEM NO. 2: TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2004.

     KPMG LLP has served as our independent registered public accounting firm since our formation in 1998, and our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent registered public accounting firm. Therefore, the Board, upon the recommendation of its audit committee, has appointed KPMG LLP to act as our independent registered public accounting firm to examine our consolidated financial statements for our 2004 fiscal year. Although our selection of independent registered public accounting firm does not require your approval, we believe it is desirable to obtain your concurrence to our selection.

     One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2003 and 2002, and fees for other services rendered by it:

                                         Fiscal Year 2003        Fiscal Year 2002
                                       --------------------    --------------------
Audit Fees (1)                                $     573,000         $       196,000
Audit Related Fees                                  185,000                 446,000
Tax Fees (2)                                        123,000                  61,000
All Other Fees                                            0                       0
                                       --------------------    --------------------
Total Fees                                    $     881,000         $       703,000
                                       ====================    ====================

----------
(1) Audit fees include the audit fee and fees for comfort letters, attest services, consents and assistance with and review of documents filed with the SEC.

(2) Tax fees consist of fees for review of federal and state income tax returns.

     The audit committee reviews and approves in advance the terms of and compensation for both audit and nonaudit services to be provided by KPMG LLP. This duty has been delegated to the Chairman of the audit committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934. Prohibited Non-Audit Services shall be as set forth in the rules promulgated by the SEC, including: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

                           THE BOARD'S RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

                                       FOR

                 THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

         AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2004.

VOTE REQUIRED

     Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment. For purposes of the vote on the appointment, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

                                   THE MERGER

     ITEM NO. 3: RATIFY OUR ENTRY INTO THE MERGER AGREEMENT WE HAVE SIGNED WITH INLAND SOUTHEAST PROPERTY MANAGEMENT CORP., INLAND SOUTHERN MANAGEMENT CORP., INLAND MID-ATLANTIC MANAGEMENT CORP., INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC. AND CERTAIN OTHER PARTIES, AND OUR APPROVAL OF THE MERGER.

BACKGROUND OF THE MERGER

     Our advisory agreement and property management agreements with our Business Manager/Advisor and our Property Managers, respectively, each include a provision, which we refer to as the "purchase options," permitting us to acquire, at our option, the business conducted by our Business Manager/Advisor, including all of its assets, and by each Property Manager, including all of their assets, in exchange for a number of shares of our common stock determined in accordance with a formula established in those agreements. The number of shares to be issued in exercise of such purchase options is determined as follows:

     - We calculate the annualized net income of our Business Manager/Advisor and/or our Property Manager, as the case may be, for the six month period immediately preceding the month in which we elect to exercise the purchase option, with such net income being determined pursuant to an independent audit conducted in accordance with generally accepted auditing standards.

     - Such annualized net income is then multiplied by 90% and divided by our funds from operations per weighted average share. Funds from operations per weighted average share is equal to our funds from operations per weighted average share for the quarter, on an annualized basis, all based upon our most recent quarterly report delivered to stockholders. Funds from operations is defined as net income determined in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of properties, plus depreciation of real property and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

     - Such quotient constitutes the number of shares to be issued by us in respect of the acquisition of our Business Manager/Advisor or a Property Manager.

     In late 2002, following discussions with representatives of Inland, our Board began to consider the strategic benefits of internalizing the services conducted for us by our Business Manager/Advisor and Property Managers, including by exercising the purchase options described above. The Board determined that our independent directors, Messrs. Deighan, Masick and Rosenthal, would have responsibility for the review and analysis of any acquisition of our Business Manager/Advisor and Property Managers.

     In early 2003, the independent directors solicited bids from and interviewed potential financial advisors to assist them in evaluating and negotiating any internalization transaction. In a telephonic meeting held on April 2, 2003, the independent directors determined to engage Mesirow Financial, Inc. as financial advisor to the independent directors. In May 2003, the independent directors interviewed potential legal counsel to advise them. The independent directors determined to retain Latham & Watkins LLP as legal counsel to the independent directors and directed them to assist in negotiating a formal engagement letter with Mesirow.

     The independent directors and our Board decided that it would be advisable to form a special committee of the Board comprised only of the independent directors to, among other things, consider and evaluate a possible acquisition of our Business Manager/Advisor and Property Managers and the alternatives thereto. On June 16, 2003, the Board formed a special committee consisting of Messrs. Deighan, Masick and Rosenthal, which we refer to as the special committee. The Board delegated all its power and authority to the special committee, subject to applicable law, in connection with all matters pertaining to the possible acquisition of our Business Manager/Advisor and Property Managers and the alternatives thereto. The special committee formally retained Latham & Watkins as independent counsel to the special committee and ratified all prior actions taken by the independent directors related to their responsibilities as members of the special committee.

     On July 8, 2003, the special committee met via telephone with its legal counsel regarding, among other things, the duties of the members of the special committee under Maryland law and under our articles of incorporation and bylaws in connection with evaluating whether to acquire our Business Manager/Advisor and Property Managers and the role that the financial advisor would take in assisting the special committee in evaluating an acquisition and any alternatives thereto. The special committee and their counsel discussed certain historical and current financial or other relationships between the members of the special committee and Inland and their affiliates and determined that none of the relationships were material in the judgment of the special committee. At this meeting, the special committee named Mr. Rosenthal as chairman of the special committee and formally engaged Mesirow as independent financial advisor to the special committee.

     On July 16, 2003, Mesirow met with our representatives and representatives of our Business Manager/Advisor and Property Managers to commence certain financial due diligence.

     On July 30, 2003, the special committee met via telephone with its financial and legal advisors. At this meeting, Mesirow summarized the status of its due diligence review and financial analysis to date and discussed a proposed timeline for finishing due diligence, with a view to completing a transaction by year-end 2003. The special committee considered how the timing of a transaction or delays in the transaction process might affect the cost to us of exercising the purchase options. Mesirow advised that the cost of exercising the purchase options would increase due to the likely increase in our asset base and the resulting increase in the net income of our Business Manager/Advisor and Property Managers over time because their respective fees were primarily based on a percentage of our real property asset base. The special committee asked Mr. Rosenthal and Mr. Jeffrey Golman, a representative of Mesirow, to contact a representative of our Business Manager/Advisor and Property Managers to request that our Business Manager/Advisor and Property Managers accelerate the due diligence process and agree that, if an acquisition of our Business Manager/Advisor and Property Managers were to occur, the value of our Business Manager/Advisor and Property Managers would be based upon their financial position at September 30, 2003. The special committee also considered the material business issues that could arise related to our operations following the proposed transaction and directed its counsel to prepare a term sheet addressing such concerns, including the right to acquire properties identified by Inland or its affiliates, key personnel, use of the "Inland" name and logo as well as other marks, and transition and continuation services.

     During the week of August 4, 2003, Mr. Rosenthal and Mr. Golman spoke with a representative of our Business Manager/Advisor and Property Managers to discuss the status of the due diligence process and to propose that September 30, 2003 be used as the valuation date for our Business Manager/Advisor and Property Managers should a transaction involving our Business Manager/Advisor and Property Managers occur. As a result of subsequent communications between Mr. Rosenthal and representatives of our Business Manager/Advisor and Property Managers, the special committee believed that September 30, 2003 would be used as the valuation date.

     On September 3, 2003, the special committee met telephonically with its financial and legal advisors. The special committee discussed the status of the due diligence process and commented on a preliminary term sheet prepared by its counsel regarding an acquisition of our Business Manager/Advisor and Property Managers. The special committee requested further detail on alternatives to the acquisition of our Business Manager/Advisor and Property Managers and asked that its legal and financial advisors assist in analyzing these alternatives.

     During September, October and November 2003, the special committee's legal and financial advisors reviewed due diligence materials received from our Business Manager/Advisor and Property Managers.

     On November 20, 2003, the special committee met in person with its financial and legal advisors. Mesirow presented its preliminary analysis to the special committee. Mesirow reviewed the services currently provided to us by, and fees paid by us to, our Business Manager/Advisor and Property Managers. Mesirow advised the special committee that acquiring our Business Manager/Advisor and Property Managers could enhance stockholder value by, among other things, removing the potential conflict due to the fact that fees paid to our Business Manager/Advisor and Property Managers are primarily based on a percentage of our real property asset base, positioning us to list our shares on a national securities exchange, and generating cost savings which could increase earnings and funds from operations. Mesirow and the special committee also discussed the advantages and disadvantages of various strategic alternatives available to the special committee. These alternatives were:

     - MAINTAIN THE STATUS QUO. This alternative ensured continuity of operations and key personnel, but had the disadvantage of, among other things, requiring us to pay on-going advisory and management fees.

     - HIRE NEW THIRD PARTIES TO PROVIDE ADVISORY AND PROPERTY MANAGEMENT SERVICES AND TERMINATE OUR ADVISORY AND PROPERTY MANAGEMENT AGREEMENTS. The advantage of this alternative was the prospect of negotiating lower fees with third party providers, provided that the services provided by or through our Business Manager/Advisor and Property Managers could be adequately provided by a single or a discrete group of service providers. The disadvantages of this alternative included, among other things, the costs associated with a lengthy transition period, the loss of the continuity and experience of our Business Manager/Advisor's and Property Managers' key employees, the loss of the right to use the "Inland" name, and the payment of on-going advisory and management fees.

     - BUILD ADVISORY AND PROPERTY MANAGEMENT FUNCTIONS INTERNALLY AND TERMINATE OUR ADVISORY AND PROPERTY MANAGEMENT AGREEMENTS. The benefit of this alternative was the prospect of reducing costs, on an asset basis, over time because our business management, advisory and property management costs would no longer be based on a percentage of our real property assets. The disadvantages of this alternative included, among other things, the costs associated with a lengthy transition period and risks attendant to internally developing the broad range of services provided by our Business Manager/Advisor and Property Managers, the loss of continuity and experience of our Business Manager/Advisor's and Property Managers' key employees, the disruption to our property acquisition pipeline and the loss of the right to use the "Inland" name.

     - ACQUIRE OUR BUSINESS MANAGER/ADVISOR AND PROPERTY MANAGERS. The advantages of this alternative were, among other things, eliminating the fees paid to our Business Manager/Advisor and Property Managers, achieving an internally managed structure appropriate to our scale, aligning more closely the interests of the management of our Business Manager/Advisor and Property Managers with our stockholders by eliminating the potential conflict due to the fact that fees paid to our Business Manager/Advisor and Property Managers are primarily based on a percentage of our real property asset base, substantially reducing transition risks associated with the termination alternatives, and preserving the right to use the "Inland" name. The disadvantage of this alternative was the difficulty in quantifying the value of the relationship between our Business Manager/Advisor and Inland and its affiliates as well as the business management, advisory and property management services provided by our Business Manager/Advisor and Property Managers.

     Latham & Watkins outlined our termination rights under the advisory and property management agreements. The special committee and their advisors discussed terminating our agreements with our Business Manager/Advisor and Property Managers, concluding that the difficulty of quickly and smoothly replacing the services provided by the Property Managers, coupled with the fact that it could take several years to terminate the property management agreements, made the termination option less appealing in the context of the Property Managers. The advisory agreement, on the other hand, could be terminated on 60 days' notice without cause, but the special committee noted the practical difficulties that termination of the advisory agreement might create, including transition costs related to the loss of experienced employees of our Business Manager/Advisor and the loss of important administrative services and assets, including the "Inland" name, provided or licensed to us through our Business Manager/Advisor.

     Mesirow reviewed for the special committee its preliminary financial analyses with respect to our Business Manager/Advisor and Property Managers and us. The special committee and Mesirow discussed the methodologies, assumptions and comparables used by Mesirow, as well as the results of these analyses. Mesirow stated that the price for our Business Manager/Advisor and Property Managers under the formula contained in the purchase options was, in the aggregate, $211 million as of September 30, 2003, assuming a $10 per share value for our shares of common stock. The special committee discussed whether the value of our Business Manager/Advisor should be discounted because of our right to terminate the advisory agreement on 60 days notice, coupled with the fact that we are the only customer of our Business Manager/Advisor. Mesirow also provided the special committee with a preliminary analysis regarding our per share price. Upon request of Mr. Rosenthal, Mesirow explained that it conducted this analysis because an acquisition of our Business Manager/Advisor and Property Managers under the formula mechanism provided for consideration in shares of our common stock. Mesirow noted that their analyses supported the $10.00 per share price at which we had been selling our stock to the public.

     On December 1, 2003, the special committee met telephonically with its financial and legal advisors. The special committee discussed the need to determine, if we acquired our Business Manager/Advisor and Property Managers, the key employees who would continue as employees of our Business Manager/Advisor and Property Managers. A representative of Mesirow stated that employee retention would impact its valuation of our Business Manager/Advisor and Property Managers, and the special committee determined to request that Mr. Lazarus prepare a presentation to the special committee with respect to key employees. The special committee instructed Latham & Watkins to coordinate with our legal counsel and with Mr. Lazarus regarding the preparation by Inland of a list of employees to be retained by us upon an acquisition of our Business Manager/Advisor and Property Managers. The special committee discussed certain concerns addressed at the November 20, 2003 meeting and requested that Mesirow perform additional analyses assuming (i) with respect to our Business Manager/Advisor, additional discounts to account for our right to terminate the advisory agreement on 60 days notice, coupled with the fact that we are the only customer of our Business Manager/Advisor, and (ii) with respect to our Property Managers, lower property management fees due to the size of our real estate portfolio.

     On December 2, 2003, a representative of Mesirow spoke with a representative of our Business Manager/Advisor and Property Managers regarding the persons our Business Manager/Advisor and Property Managers anticipated would become full-time employees of ours if a transaction was completed, including
Mr. Lazarus. The representative of Mesirow stated that it was important to the special committee that, upon an acquisition of our Business Manger/Advisor and Property Managers, it would have the key employees necessary to perform the services currently provided by our Business Manger/Advisor and Property Managers. The representative of our Business Manager/Advisor and Property Managers indicated that Inland also would be amenable to have certain persons serve in an advisory capacity at no cost to us for a period of time to be determined.

     On December 4, 2003, the special committee received from Inland a list of key employees that were expected to be employed by us upon an acquisition of our Business Manager/Advisor and Property Managers and persons who would be retained on a consultancy basis, as well as information regarding transition and continuation services that Inland and its affiliates expected to provide to us in connection with the acquisition.

     On December 8, 2003, the special committee met via telephone with its financial and legal advisors. Mesirow discussed certain supplemental analyses it had conducted in light of the special committee's meetings on November 20, 2003 and December 1, 2003. Mesirow analyzed the potential risks of the strategic alternatives that involved terminating the advisory and property management agreements. Mesirow explained that an acquisition of our Business Manager/Advisor and Property Managers would eliminate the uncertainties related to terminating our advisory and property management agreements. Mesirow further explained that the cost to us of a reduction in funds from operations due to transition-related delays resulting from terminating these agreements could be substantial, and that these costs would be magnified if we were to subsequently list our shares on a national exchange. Specifically, Mesirow explained these costs would lead to a diminution in funds from operations and that, because most publicly-traded REITs trade based on a multiple of funds from operations, such a diminution in funds from operations prior to listing our shares on an exchange would impact our equity value. Mesirow also discussed the intangible value of our relationship with our Business Manager/Advisor, including the use of the "Inland" name and access to important administrative services, which would also be lost if we terminated the advisory agreement.

     The special committee and its advisors discussed the valuation of our Business Manager/Advisor and Property Managers in light of the analyses provided by Mesirow and the strategic alternatives available to us. The special committee noted that, notwithstanding the possible costs of terminating the advisory agreement, the value of our Business Manager/Advisor based on the purchase option seemed high relative to the alternatives of acquiring such services from third parties or building such services internally. After significant discussion, the special committee determined that the best strategic alternative at this time was to offer to acquire our Business Manager/Advisor and Property Managers at a price of $130 million in the aggregate, $90 million for our Property Managers and $40 million for our Business Manager/Advisor, payable in shares of our common stock valued at $10.00 per share for such purposes.

     On December 15, 2003, the special committee's financial and legal advisors met with representatives of our Business Manager/Advisor and Property Managers, their respective legal counsel and our counsel to present the special committee's financial terms for an acquisition of our Business Manager/Advisor and Property Managers and a term sheet addressing certain non-monetary terms. On the special committee's behalf, their advisors presented an offer to acquire our Business Manager/Advisor and Property Mangers for an aggregate purchase price of $130 million, payable in shares of our common stock valued at $10 per share for such purposes. Upon the request of the representatives of our Business Manager/Advisor and Property Managers, Mesirow explained that $90 million of the total purchase price was allocated to our Property Managers and $40 million was allocated to our Business Manager/Advisor.

     On February 2, 2004, Mr. Rosenthal spoke via telephone with a representative of our Business Manager/Advisor and Property Managers to discuss the status and timing of our Business Manager/Advisor's and Property Managers' formal response to the special committee's proposal. Mr. Rosenthal addressed the reasons for the special committee's decision to deviate from the price in the purchase options. The representative of our Business Manager/Advisor and Property Managers explained that our Business Manager/Advisor and Property Managers wanted to discuss further the financial analyses behind the special committee's proposal and that the representatives of our Business Manager/Advisor and Property Managers were continuing to evaluate the special committee's proposal.

     On March 3, 2004, Mr. Rosenthal sent a letter to Inland advising it of the special committee's desire to proceed with discussions relating to the special committee's proposal. Mr. Rosenthal was subsequently advised that our Business Manager/Advisor and Property Managers had engaged Silver Portal Capital as financial advisor to assist in preparing a response to the special committee's proposal. The representative of our Business Manager/Advisor and Property Managers explained that because the special committee's proposal departed from the formula contained in the purchase options, our Business Manager/Advisor and Property Managers believed they needed the services of a third party to analyze value and assist in responding to the special committee's proposal. He further noted that, in the view of our Business Manager/Advisor and Property Managers, because the special committee's proposal differed from the formula contained in the purchase options, the proposal should be based on current income streams. Mr. Rosenthal responded that the September 30, 2003 pricing date had been requested by the special committee with the intent that it apply regardless of whether the special committee followed the formula contained in the purchase options. The representative of our Business Manager/Advisor and Property Managers and Mr. Rosenthal further discussed the value of our Business Manager/Advisor, including, among other things, the Mesirow analyses. The representative of our Business Manager/Advisor and Property Managers suggested that the special committee meet with representatives of our Business Manager/Advisor and Property Managers to discuss the services provided to us by or through our Business Manager/Advisor and arrangements for providing such services in connection with the proposed acquisition.

     On April 6, 2004, representatives of Silver Portal met with representatives of Mesirow to discuss their respective analyses of the value of our Business Manager/Advisor and Property Managers. Silver Portal noted that the formula price as of February 29, 2004 for exercising the purchase options would be approximately $275 million, assuming a $10 per share value for our shares of common stock. For purpose of comparison, Mesirow noted that the formula price as of September 30, 2003 for exercising the purchase options would be approximately $211 million, assuming a $10 per share value for our shares of common stock. Silver Portal also stated that, in its view, the proposed transaction would be accretive to funds from operations at a total value of up to $365 million. Silver Portal further addressed the practicality of implementing alternatives to the proposed transaction that would involve terminating the advisory agreement, suggesting that any alternative that included termination would be highly impractical.

     On April 12, 2004, the special committee met via telephone with its financial and legal advisors to review and discuss Mesirow's meeting with Silver Portal. The special committee further discussed the services provided by our Business Manager/Advisor as well as the key employees anticipated to be employed by us upon an acquisition of our Business Manager/Advisor. The special committee determined to request a presentation from Inland regarding the nature and value of the services that our Business Manager/Advisor would provide to us after an acquisition of our Business Manager/Advisor and Property Managers so that we could better value these services as part of any acquisition. Mesirow and the special committee discussed whether to actively solicit third party proposals for the advisory and property management functions. The special committee instructed Mesirow to initiate contact with a third party provider to provide additional insight into the availability of providers and market fees for advisory and property manager functions with respect to comparable portfolios of real estate assets.

     On April 16, 2004, a representative of our Business Manager/Advisor and Property Managers spoke via telephone with Mr. Rosenthal regarding, among other things, the meeting between Silver Portal and Mesirow and the primary differences between their analyses. The representative of our Business Manager/Advisor and Property Managers and Mr. Rosenthal discussed the terminability of the advisory agreement, both as a legal and practical matter. Mr. Rosenthal suggested that representatives of Business Manager/Advisor make the above noted presentation to the special committee.

     On April 26, 2004, the special committee met via telephone with its financial and legal advisors to discuss a meeting proposed for May 5, 2004 with our Business Manager/Advisor and Property Managers and their representatives. The special committee noted that an acquisition of our Business Manager/Advisor and Property Managers would need to address the continuation of the administrative services presently provided to us by or through our Business Manger/Advisor under the advisory agreement. The special committee also discussed the status of Mesirow's discussions with prospective third-party service providers. A representative of Mesirow noted that it was difficult to measure comparable advisors because there were often multiple facets of compensation as well as differing scopes of services, and many advisor and/or property management companies were not necessarily "one-stop shops." The special committee and Mesirow reviewed the transition costs that could be incurred if we were to terminate the advisory or property management agreements and hire third-party service providers or build those functions internally. Mesirow explained that, while these transition costs would be temporary, the impact of these costs on cash flows would be significant and would be greatly magnified in the context of any listing of our shares on a national securities exchange. Mesirow noted that the median funds from operations multiple for publicly traded comparable REITs was approximately 10, which would, for example, mean that a $3 million reduction in our funds from operations would be expected to result in a $30 million reduction in our equity value if we determined to list our shares on a national securities exchange. Furthermore, Mesirow explained that the "Inland" name was of substantial value to our company, the loss of which would be magnified in the context of any listing of our shares on a national securities exchange. Based upon these analyses and the discussions in April between the special committee and its advisors and the representatives of our Business Manager/Advisor and Property Managers and their stockholders, the special committee discussed the possibility of increasing its offer to $175 million in aggregate value.

     On May 5, 2004 and May 6, 2004, the special committee, representatives of our Business Manager/Advisor and Property Managers, representatives of Inland, their respective financial and legal advisors and our representatives and legal advisors held a series of meetings in Oak Brook, Illinois.

     The special committee first met separately with its financial and legal advisors in the afternoon of May 5, 2004. Mesirow provided certain supplemental information and updated the analyses that it had performed since the November and December 2003 meetings with the special committee, including, among other things, the sensitivity of its analyses to potential reductions in the fees paid to our Business Manager/Advisor and Property Managers (assuming we could receive comparable services at reduced fees) and a comparison of the range of values of our Business Manager/Advisor and Property Managers using financial information as of December 31, 2003 to the range of values of our Business Manager/Advisor and Property Managers as of November 20, 2003. The special committee and Mesirow discussed the incremental costs to us of continued negotiations. The special committee also discussed the additional, albeit difficult to measure, value to us of the proposed transaction, including the ability to retain key personnel of our Business Manager/Advisor and Property Managers, continued access to important administrative services provided by our Business Manager/Advisor and Property Managers and their affiliates including access to the Inland property pipeline via agreements with an Inland affiliate regarding properties located in our market area, and the use of the "Inland" name. The special committee also explored the risks of building internally as compared to acquiring our Business Manager/Advisor and Property Managers, including the potential impact on funds from operation of the loss of the "Inland" name, risks related to a transition in management and services as well as management distractions related to such a transition, investor relations and the relationship between us and Inland and its affiliates. The special committee discussed the discount rate it had previously applied to our Business Manager/Advisor and whether a smaller discount than previously determined might be appropriate with respect to our Business Manager/Advisor.

     After the special committee's initial meeting with its advisors, representatives of our Business Manager/Advisor and Property Managers and their stockholders made a presentation to the special committee and its legal and financial advisors regarding, among other things, the scope of the services that our Business Manager/Advisor and Property Managers currently provided to us under the advisory agreement including, among others, communications, tax, personnel, office and facilities management, information technology, legal, property acquisition due diligence and insurance and risk management services, all of which are provided to our Business Manager/Advisor by various affiliates of Inland. Our Business Manager/Advisor and Property Managers also discussed the transition issues associated with terminating the advisory or property management agreements, including potential cessation of our property acquisition program and the value to us of access to property acquisition services of affiliates of our Business Manager/Advisor, all of which could be provided directly or indirectly through our Business Manager/Advisor at a cost we believe to be equal to or lower than those available from third party providers.

     In the evening, following the special committee's meeting with our Business Manager/Advisor and Property Managers, the special committee met separately with its financial and legal advisors. The special committee and Mesirow discussed the valuation of our Business Manager/Advisor, specifically focusing on the value of maintaining the continuity of the property acquisition pipeline and acquisition services established by our Business Manager/Advisor, the value of the services provided by our Business Manager/Advisor and certain affiliates of Inland, the value provided by the key employees of our Business Manager/Advisor, and the consequences of terminating the advisory agreement if we subsequently listed our shares on a national exchange. The special committee and Mesirow agreed that the discount previously applied with respect to our Business Manager/Advisor was overstated and that a higher valuation of our Business Manager/Advisor was appropriate.

     On May 6, 2004, the special committee met with representatives of our Business Manager/Advisor and Property Managers. After a discussion of the range of values for our Business Manager/Advisor and Property Managers and the respective parties' analyses of value, the parties agreed in principle to an aggregate purchase price for our Business Manager/Advisor and Property Managers of $200 million, payable in shares of our common stock valued at $10.00 per share.

     Following this meeting, the special committee, representatives of our Business Manager/Advisor and Property Managers, and their respective financial and legal advisors, met to review the preliminary term sheet prepared by counsel to the special committee and to discuss the process and timing for drafting and negotiating definitive documentation and completing the Merger and certain agreements and transactions related thereto.

     On May 17, 2004, the special committee's legal advisor provided a draft of the Merger Agreement to legal counsel for our Business Manager/Advisor and Property Managers. During late May through August 2004, the parties and their advisors met numerous times to negotiate the Merger Agreement and ancillary documents related thereto, including employment, consulting and trademark license agreements. Also, an allocation of the aggregate purchase price among our Business Manager/Advisor and our Property Managers was proposed by a representative of our Business Manager/Advisor and Property Managers and accepted by the special committee.

     On August 5, 2004, the special committee and representatives of our Business Manager/Advisor and Property Managers agreed to a $3 million purchase price reduction because the transaction was taking longer to document than anticipated.

     On August 31, 2004, the special committee met in Oak Brook, Illinois, with their legal and financial advisors to consider the acquisition of our Business Manager/Advisor and Property Managers. Representatives of Latham & Watkins presented to the special committee regarding, among other things, (i) their duties under Maryland law and under our charter, summarizing the relevant regulations and provisions, (ii) the process taken by the special committee in their consideration of an internalization transaction involving the acquisition of our Business Manager/Advisor and Property Managers and the alternatives thereto and (iii) the terms of the proposed Merger Agreement and the ancillary documents to be attached as exhibits thereto. Mesirow updated its May 5, 2004, financial analyses and delivered to the special committee a fairness opinion regarding our acquisition of our Business Manager/Advisor and Property Managers for an aggregate purchase price of $197 million. See "- Opinion of the Financial Advisor." The special committee unanimously approved the Merger and the Merger Agreement and ancillary documents, and recommended that our Board and stockholders approve the Merger, subject to receipt of the definitive Merger Agreement, the delivery of an updated fairness opinion from Mesirow and the authorization and approval of the Merger by our Business Manager/Advisor and Property Managers.

     Following the meeting of the special committee, our Board met to, among other things, consider the proposed transaction. Our legal counsel presented to the members of our Board regarding (i) their duties under Maryland law and under our charter, summarizing the relevant regulations and provisions and (ii) the terms of the proposed Merger Agreement and the ancillary documents to be attached as exhibits thereto. The Board unanimously approved the Merger and the form of Merger Agreement and ancillary documents, subject to receipt of the definitive Merger Agreement, a final recommendation of the Merger by the special committee and the authorization and approval of the Merger by our Business Manager/Advisor and Property Managers.

     On September 10, 2004, the special committee met via teleconference with their legal and financial advisors. Legal counsel to the special committee informed the special committee that the Merger Agreement and the ancillary documents to be attached as exhibits thereto had been finalized and our Business Manager/Advisor and Property Managers had obtained all necessary corporate authorizations to execute the Merger Agreement. Mesirow stated that, since its August 31, 2004 opinion, nothing had occurred to materially affect its financial analyses presented to the special committee on August 31, 2004, and delivered to the special committee a fairness opinion as of September 10, 2004, regarding our acquisition of our Business Manager/Advisor and Property Managers for an aggregate purchase price of $197 million. The special committee unanimously ratified the resolutions of August 31, 2004, unconditionally approving the Merger, the form of Merger Agreement and ancillary documents and recommending the Merger to our Board of Directors and stockholders.

     Following the meeting of the special committee, our Board met and was provided with a status update from our legal counsel regarding the conditions subsequent to the August 31, 2004 approval of the Merger, the form of Merger Agreement and the ancillary documents to be attached as exhibits thereto. Our Board unanimously ratified the resolutions of August 31, 2004, unconditionally approving the Merger and the form of Merger Agreement and ancillary documents.

     On September 14, 2004, we filed a current report on Form 8-K announcing the signing of the Merger Agreement.

REASONS FOR THE MERGER

     The special committee approved the proposed transaction and recommended that our Board approve the proposed transaction based upon a variety of factors, both for and against the proposed transaction. The decision by the special committee followed numerous meetings and phone conferences with its legal and financial advisors as described in greater detail above in "- Background of the Merger." The special committee took into account the following positive factors without assigning relative weights, which the special committee believes favor the proposed transaction:

     - GOAL OF SELF ADMINISTRATION. The acquisition of our Business Manager/Advisor and Property Managers is one of the most significant steps in achieving our objective of becoming a fully self-administered REIT. The special committee believes that analysts and investors have shown a preference for self-administered REITs and, as a result, the consummation of the proposed transactions may better position us to raise capital or list our shares on a national securities exchange. We also believe that a self-administered REIT better aligns the interests of the management of our Business Manager/Advisor and Property Managers with the interests of our stockholders. Although we will continue to obtain from certain affiliates of Inland various services not provided by our Business Manager/Advisor or Property Managers, the special committee believes that we will obtain these services at rates below market and that continuity of these services is, at this time, more important than internalization of such services. These services are subject to agreements that are terminable by us, without penalty, on 60 days notice. We intend to evaluate our need for such services, as well as consider internalization of such services, from time to time in light of costs and operating needs.

     - REDUCTION OF OPERATING COSTS AND IMPACT ON FUNDS FROM OPERATIONS. Our portfolio of real estate assets has grown substantially since 2002. Our Business Manager/Advisor and Property Managers are currently compensated based on a fixed percentage of our real estate assets, which results in ratable increases in the fees we pay under the advisory and property management agreements as our asset base grows. By acquiring our Business Manager/Advisor and Property Managers, we will substantially transform the costs associated with the advisory and management function to fixed costs, which we expect will allow us to benefit from the economies of scale that result in connection with the growth of our real estate portfolio. In addition, the special committee believes the transaction will be accretive to our funds from operations because the costs of internalizing the advisory and property management functions is expected to be less than the advisory and property management fees currently paid to our Business Manager/Advisor and Property Managers.

     - ACCESS TO PROPERTIES IDENTIFIED BY INLAND. The special committee believes that certain affiliates of Inland have experienced employees who are knowledgeable in the retail real estate field and are particularly skilled at identifying and having access to properties within our investment guidelines. In connection with the proposed transaction, the special committee negotiated for a right of first offer to acquire, on a priority basis relative to other clients of such Inland affiliates, certain retail, mixed-use and single-user properties located east of the Mississippi River in the continental United States, but excluding that portion of such geographical area located within 400 miles of Oak Brook, Illinois. The special committee believes that access to these properties is of substantial value to us, which will be preserved as a result of the proposed transaction.

     - RIGHTS TO INLAND MARKS. Inland's name and logo, together with our name and logo, are currently licensed from Inland to our Business Manager/Advisor. We are authorized to use the Inland name under the advisory agreement. In connection with the proposed transaction, the special committee negotiated for a 99-year license to use the Inland name and our name and logo. See "- Ancillary Agreements - Trademark License Agreement with Inland Real Estate Group, Inc." Under this arrangement, we will have an exclusive right to use our name and logo and a non-exclusive right to use the Inland name and sublicense the Inland logo to our Property Managers. The special committee believes that the goodwill associated with the Inland marks is of substantial value to us, which will be preserved on a long term basis as a result of the proposed transaction.

     - RETENTION OF KEY MANAGEMENT PERSONNEL. The proposed transaction will permit us to retain the services of key management of our Business Manager/Advisor and Property Managers. These employees have day-to-day familiarity with the management of our assets. The proposed transaction will also permit us to retain, at a minimal cost to us, the consulting services of certain key members of the Inland group of companies, including Robert D. Parks, G. Joseph Cosenza, Daniel L. Goodwin and Thomas P. McGuinness.

     - OPINION OF MESIROW. The special committee considered the opinion of its financial advisor, Mesirow, to the effect that, as of September 10, 2004, and based upon and subject to the assumptions, limitations and qualifications set forth in the opinion, the aggregate share consideration to be paid pursuant to the Merger Agreement to our Business Manager/Advisor and Property Managers was fair, from a financial point of view, to the holders of our common stock; however, the fairness opinion did not apply to those stockholders who are affiliates of Inland, our Business Manager/Advisor or the Property Managers.

     - ACCESS TO INLAND AFFILIATED SERVICES. The special committee believes that the services provided by certain affiliates of Inland are of a higher quality and provided at equal or lower costs than could be obtained from unaffiliated third parties. These services include communications, tax, personnel, office and facilities management, information technology, legal, property acquisition due diligence and insurance and risk management services. The special committee believes that access to these services is of substantial value to us, which will be preserved as a result of the proposed transaction.

     - REVIEW OF MATERIAL TERMS OF PROPOSED TRANSACTION. The special committee considered and discussed with legal counsel the material terms of the Merger Agreement, including the representations, warranties, covenants, conditions to closing and indemnification obligations set forth therein, together with the material terms of the ancillary agreements to be entered into in connection with the proposed transaction. The special committee believes these agreements are fair, reasonable and protective of our company.

     The special committee also took into account the following negative factors, without assigning relative weights, which the special committee believes are outweighed by the positive factors discussed above. The negative factors considered by the special committee included:

     - INABILITY TO IMMEDIATELY BECOME FULLY SELF-ADMINISTERED. The special committee considered whether certain administrative functions not provided by our Business Manager/Advisor or Property Managers could be performed internally following the Mergers. These services, which are generally performed by affiliates of Inland, include communications, tax, personnel, office and facilities management, information technology, legal, property acquisition due diligence and insurance and risk management services. In order to assure for continuity of these administrative services while allowing us time to develop these service areas in-house, we entered into several services agreements with the various affiliates of Inland that provide these services. These services are subject to agreements that are terminable by us, without penalty, on 60 days notice. We intend to evaluate our need for such services, as well as consider internalization of such services, from time to time in light of costs and operating needs.

     - POTENTIAL LOSS OF KEY EMPLOYEES. The primary assets of our Business Manager/Advisor and Property Managers are their employees. The working knowledge of these employees is specific to our real estate portfolio and our property acquisition processes. While the special committee considered and negotiated for employment agreements with certain key employees, there is no guarantee that those employees, or employees not subject to employment agreements, will remain with our Business Manager/Advisor or Property Managers or become our employees following the Merger.

     - UNANTICIPATED COSTS OF SERVICES PERFORMED BY OUR BUSINESS MANAGER/ADVISOR AND PROPERTY MANAGERS. The special committee carefully considered the fees paid to our Business Manager/Advisor and Property Managers relative to the costs of performing these functions internally. With the growth of our asset base since 2002, the special committee determined that cost savings could likely be achieved by eliminating the advisory and management fees presently paid to our Business Manager/Advisor and Property Managers and internalizing those functions. The determination that performing services internally will be cost effective assumes knowledge of the actual costs of performing the advisory and property management services. If there are costs that were not correctly estimated or unanticipated costs in performing these services, the economic benefits to us sought to be attained through the Mergers will not be fully realized.

     The special committee considered these factors, among others, in light of various alternatives to the proposed transactions which are described more fully below.

     - MAINTAIN THE STATUS QUO. This alternative ensured continuity of operations and key personnel, but had the disadvantage of, among other things, requiring us to pay on-going advisory and management fees.

     - HIRE NEW THIRD PARTIES TO PROVIDE ADVISORY AND PROPERTY MANAGEMENT SERVICES AND TERMINATE OUR ADVISORY AND PROPERTY MANAGEMENT AGREEMENTS. The advantage of this alternative was the prospect of negotiating lower fees with third party providers, provided that the services provided by or through our Business Manager/Advisor and Property Managers could be adequately provided by a single or a discrete group of service providers. The disadvantages of this alternative included, among other things, the costs associated with a lengthy transition period, the loss of the continuity and experience of our Business Manager/Advisor's and Property Managers' key employees, the loss of the right to use the "Inland" name and the payment of on-going advisory and management fees.

     - BUILD ADVISORY AND PROPERTY MANAGEMENT FUNCTIONS INTERNALLY AND TERMINATE OUR ADVISORY AND PROPERTY MANAGEMENT AGREEMENTS. The benefit of this alternative was the prospect of reducing costs, on an asset basis, over time because our business management, advisory and property management costs would no longer be based on a percentage of our real property assets. The disadvantages of this alternative included, among other things, the costs associated with a lengthy transition period and risks attendant to internally developing the broad range of services provided by our Business Manager/Advisor and Property Managers, the loss of continuity and experience of our Business Manager/Advisor's and Property Managers' key employees, the disruption to our property acquisition pipeline and the loss of the right to use the "Inland" name.

     - ACQUIRE OUR BUSINESS MANAGER/ADVISOR AND PROPERTY MANAGERS. The advantages of this alternative were, among other things, eliminating the fees paid to our Business Manager/Advisor and Property Managers, achieving an internally managed structure appropriate to our scale, aligning more closely the interests of the management of our Business Manager/Advisor and Property Managers with our stockholders by eliminating the potential conflict due to the fact that fees paid to our Business Manager/Advisor and Property Managers are primarily based on a percentage of our real property asset base, substantially reducing transition risks associated with the termination alternatives, and preserving the right to use the "Inland" name. The disadvantage of this alternative was the difficulty in quantifying the value of the relationship between our Business Manager/Advisor and Inland and its affiliates as well as the business management, advisory and property management services provided by our Business Manager/Advisor and Property Managers.

     After carefully weighing the option of internalizing by acquiring our Business Manager/Advisor and Property Managers and the alternatives thereto, and the positive and negative factors with respect to each option, the special committee determined that the acquisition of our Business Manager/Advisor and Property Managers was (i) fair to and in the best interests of our stockholders,
(ii) fair, competitive and commercially reasonable and (iii) fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. Accordingly, the special committee unanimously approved and recommended to our Board and stockholders the Merger Agreement and the consummation of the Merger pursuant to the terms of the Merger Agreement.

MERGER AGREEMENT

     Set forth below is a summary of the material terms of the Merger. The Merger Agreement, a copy of which is attached hereto as APPENDIX B and the material terms of which are summarized below, contains a more extensive description of the terms of the Merger. The summary set forth below is qualified in its entirety by reference to the Merger Agreement.

     GENERAL - STRUCTURE OF THE MERGER. The Merger Agreement provides that, subject to the ratification thereof by our stockholders and subject to the satisfaction of certain other closing conditions, the Merger will take place. The structure of the Merger involves four separate mergers, each of which we refer to as a constituent merger, wherein IRREAS, ISEPMC, ISMC and IMAMC (each of which we refer to as a merged company) will become our wholly-owned subsidiaries. We have incorporated four wholly-owned corporate subsidiaries, IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc. and IRRETI Acquisition 4, Inc., each of which we refer to as an acquisition subsidiary, solely for the purposes of effectuating the Merger. On the closing date, the constituent mergers will take place as follows:

     - IRRETI Acquisition 1 will merge with and into IRREAS, with IRREAS as the surviving corporation in this merger;

     - IRRETI Acquisition 2 will merge with and into ISMC, with ISMC as the surviving corporation in this merger;

     - IRRETI Acquisition 3 will merge with and into IMAMC, with IMAMC as the surviving corporation in this merger; and

     - IRRETI Acquisition 4 will merge with and into ISEPMC, with ISEPMC as the surviving corporation in this merger.

     For each of the constituent mergers, the charter and bylaws of the acquisition subsidiary that are in effect prior to the constituent merger will be the charter and bylaws of the corresponding surviving corporation after that constituent merger, until later amended as provided therein and under applicable law. In addition, for each of the constituent mergers, the officers and directors of the involved acquisition subsidiary will be the officers and directors of the corresponding surviving corporation after that constituent merger until their resignation or such time as they may be relieved of their duties. Upon consummation of the Merger, each surviving corporation will continue as one of our wholly-owned subsidiaries, and will succeed to all of the assets, business and liabilities of the corresponding merged company, and certain of the employees of each merged company will become employees of the corresponding surviving corporation.

     Under Maryland law and our existing charter, holders of our common shares will not be entitled to rights of appraisal with respect to the Merger.

     Subject to the terms and conditions set forth in the Merger Agreement, upon consummation of the constituent mergers, the issued and outstanding shares of each of IRREAS, ISEPMC, ISMC and IMAMC will be converted into the right to receive newly issued shares of our common stock from the escrow according to an exchange ratio separately calculated with respect to each of the merged companies. No fractional common shares will be issued in any of the constituent mergers. In lieu thereof, all fractional common shares that any holder of the issued and outstanding shares of any of the merged companies would otherwise be entitled to receive as a result of the respective constituent merger will be aggregated, and if any fractional common share results from such aggregation, the number of our shares issued to such holder will be rounded up to the nearest whole number. See "- Payment of Merger Consideration."

     PAYMENT OF MERGER CONSIDERATION. The consideration for the constituent mergers will be placed into an escrow fund established in connection with the Merger and will be allocated to the shareholders of the merged companies as follows:

     - In the merger of IRRETI Acquisition 1 with and into IRREAS, each outstanding share of the capital stock of IRREAS will be converted into the right to receive 8,700 shares of our common stock from the escrow fund;

     - In the merger of IRRETI Acquisition 2 with and into ISMC, each outstanding share of the capital stock of ISMC will be converted into the right to receive 363.3006 shares of our common stock from the escrow fund;

     - In the merger of IRRETI Acquisition 3 with and into IMAMC, each outstanding share of the capital stock of IMAMC will be converted into the right to receive 535.2430 shares of our common stock from the escrow fund; and

     - In the merger of IRRETI Acquisition 4 with and into ISEPMC, each outstanding share of the capital stock of ISEPMC will be converted into the right to receive 258.3246 shares of our common stock from the escrow fund.

     In each of the constituent mergers, the total consideration to be given to the shareholders of the target merged company will be adjusted to reflect the net working capital of that merged company as of the close of business on the day prior to the closing date. Positive net working capital (if it is greater than $50,000) will be reimbursed by a cash payment by us into escrow, to be paid to the shareholders of the merged companies, with the allocation among the shareholders of the merged companies to be made in accordance with the escrow agreement. Negative net working capital (if it is greater than $50,000) will be repaid to us out of funds in the escrow fund or from the investment proceeds of, or the interest, dividends or other distributions paid on, the escrowed property. For the purposes of the Merger Agreement consideration and indemnification provisions, our common shares are deemed to have a fair market value of $10 per share unless they are subsequently listed on a public exchange and are used by our Sponsor or the manager shareholders to pay a claim.

     CLOSING. The Merger will be consummated and become effective on the closing date, which will be the last business day of the calendar month in which the satisfaction or waiver (where permissible) of the conditions to the Merger set forth in the Merger Agreement occurs (other than conditions which by their nature are intended to be fulfilled at the closing of the Merger, but subject to the fulfillment or waiver of those conditions), or on such other date as we, our Sponsor and Daniel L. Goodwin, as the agent for each shareholder of our Property Managers that is signing the Merger Agreement or consents to agency, may agree, or as may be necessary to permit the satisfaction or waiver of the conditions set forth in the Merger Agreement. We refer to Daniel L. Goodwin in his capacity as agent for all of the shareholders of our Property Managers that have signed the Merger Agreement or consented to agency as the shareholder agent, and we refer to each shareholder of our Property Managers that is signing the Merger Agreement as a manager shareholder.

     In connection with the Merger, we intend to enter into new agreements with Inland or its affiliates, including the following:

     - ESCROW AGREEMENT. We will enter into an escrow agreement with IREIC, the shareholder agent and LaSalle Bank National Association, as the escrow agent, effective as of the closing date of the Merger, as more fully described below;

     - EMPLOYMENT AGREEMENTS. We will enter into employment agreements with Barry Lazarus, JoAnn Armenta, John DiGiovanni, Dan Guinsler, James Kleifges, Jason Lazarus, Michael Moran, Laura Sabatino and Teri Young, effective as of the closing date of the Merger, as more fully described below;

     - CONSULTING AGREEMENTS. We will enter into consulting agreements with Robert D. Parks, G. Joseph Cosenza, Daniel L. Goodwin and Thomas P. McGuinness, effective as of the closing date of the Merger, as more fully described below;

     - TRANSITION PROPERTY DUE DILIGENCE SERVICES AGREEMENT. We will enter into a transition property due diligence services agreement with Inland Real Estate Acquisitions, Inc., effective as of the closing date of the Merger, as more fully described below;

     - OTHER SERVICES AGREEMENTS. We will enter into various other service agreements, each effective as of the closing date of the Merger and more fully described below, with various Inland affiliates, described below, for the provision of the services more fully described below;

     - REGISTRATION RIGHTS AGREEMENT. We will enter into a registration rights agreement with our Sponsor and certain shareholders of our Property Managers, effective as of the closing date of the Merger, as more fully described below;

     - TRADEMARK LICENSE AGREEMENT. We will enter into a trademark license agreement with The Inland Real Estate Group, Inc., effective as of the closing date of the Merger, as more fully described below;

     - SOFTWARE LICENSE AGREEMENT. We will enter into a software license agreement with Inland Computer Services, Inc., effective as of the closing date of the Merger, as more fully described below;

     - PROPERTY ACQUISITION AGREEMENT. We will enter into a property acquisition agreement with Inland Real Estate Acquisitions, Inc., effective as of the closing date of the Merger, as more fully described below; and

     - ASSIGNMENT AND ASSUMPTION OF LEASE, WITH RELATED ASSIGNMENT AND ASSUMPTION OF SUBLEASES. We will enter into an assignment and assumption of lease with Mid-America Management Corp., and in connection with this agreement, following the closing we will enter into an assignment and assumption of subleases with our Property Managers (which will be our subsidiaries at that time) and Mid-

          America Management Corp. Each will be effective as of the closing date of the Merger, and are more fully described below.

     CONDUCT OF BUSINESS OF THE MERGED COMPANIES PRIOR TO CLOSING. Pursuant to the Merger Agreement, each merged company has agreed, among other things, that prior to the closing date, it will, and the shareholders of each merged company signing the Merger Agreement have agreed to cause that merged company to:

     - conduct the business conducted by it in the ordinary and usual course of business and, with respect to our Business Manager/Advisor, act consistently with the requirements of our advisory agreement, and with respect to our Property Managers, act consistently with our property management agreements;

     - except as contemplated by the Merger Agreement, not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of capital stock or other equity interests of any class, or any debt or equity securities convertible into or exchangeable for such stock of any merged company, or amend or modify the terms or conditions of any of the foregoing;

     - not incur or become contingently liable for any indebtedness for borrowed money, or enter into any related contract or violate any existing contract with respect to indebtedness;

     - not take any action which would adversely affect our status as a "real estate investment trust" under the Internal Revenue Code, or enter into any related contract or violate any existing contract with respect to our status as a "real estate investment trust";

     - not dispose of any of its assets except in the ordinary course of business and consistent with past practice, or enter into any related contract or violate any existing contract with respect to the disposition of assets;

     - use commercially reasonable efforts to preserve intact its current business organization;

     - use commercially reasonable efforts to keep available the service of certain of its current officers and employees;

     - use commercially reasonable efforts to preserve its relationships with customers, suppliers and others having business dealings with it;

     - not engage in any action with the intent of adversely impacting the transactions contemplated by the Merger Agreement;

     -    maintain its insurance policies;

     - not declare, set aside or pay any non-cash dividend or repurchase any of its capital stock other than for cash, except that our Business Manager/Advisor will be permitted to distribute 20,000 shares of our common stock to our Sponsor;

     - confer with our representatives when requested to report on material operational matters and the status of ongoing operations of its business;

     - not acquire or agree to acquire any business or any corporation, partnership, joint venture, association, or other business organization or division thereof;

     - not acquire or agree to acquire any material assets, or make or agree to make any capital expenditures except in the ordinary course of business;

     - not incur or assume any lien on any individual capital asset outside of the ordinary course of business, nor agree to do the same;

     - not, except as contemplated by the Merger Agreement, adopt or amend in any material respect, or terminate, any employee benefit plan or any employment or consulting contract or collective bargaining or other labor agreement or increase the compensation, commission, bonus or other direct or indirect remuneration payable to any employee, other than increases for individuals in the ordinary course of business consistent with past practice not to exceed 4% of its aggregate payroll costs as of December 31, 2003, nor agree to do the same;

     - not adopt a plan of complete or partial liquidation, other than the Merger Agreement, nor agree to do the same;

     - not adopt any amendment to its charter documents or bylaws, nor agree to do the same;

     - not, without our prior written consent, enter into any contract involving more than $100,000 annually or which is not terminable without penalty on less than six months notice, nor agree to do the same;

     - not, except as contemplated by the Merger Agreement, make any change in its management structure, nor agree to do the same;

     - not waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing license, lease, contract or other document, other than as contemplated by the Merger Agreement or in the ordinary course of business consistent with past practice, nor agree to do the same;

     - not engage in any conduct the nature of which is materially different than the business in which it is currently engaged, nor agree to do the same;

     - not enter into any agreement providing for acceleration of payment or performance or other consequences as a result of a change of control, nor agree to do the same;

     - not make any change in its accounting policies or procedures, nor agree to do the same, except as required by law;

     - not make any new material elections with respect to taxes or change current material elections with respect to taxes, nor settle any tax audit or dispute with respect to its taxes with any taxing or governmental authority, nor take any action that would prevent the Merger from qualifying as reorganizations with the meaning of Section 368(a) of the Internal Revenue Code, nor agree to do the same; and

     - not acquire any stock, loan or other debt or equity securities of or make any advances to another issuer (including any of its affiliates) except for advances to us under our advisory agreement or our property management agreements, nor agree to do the same.

     CONDUCT OF OUR BUSINESS PRIOR TO CLOSING. We have agreed, among other things, that prior to the closing date of the Merger, we will:

     - pursue our business in the ordinary course, consistent with past practice;

     - operate in material compliance with the terms and conditions of the advisory agreement and the property management agreements;

     - not take any action which would adversely affect our status as a "real estate investment trust" under the Internal Revenue Code

     - not take any action that would prevent the Merger from qualifying as reorganizations with the meaning of Section 368(a) of the Internal Revenue Code, nor agree to do the same; and

     - not reclassify, combine, split or subdivide any of our capital stock or alter any shareholder rights with respect to our capital stock, or issue or authorize the issuance of any shares of its capital stock for any value less than $10.00 per share, except pursuant to our dividend reinvestment plan.

ADDITIONAL AGREEMENTS CONTAINED IN THE MERGER AGREEMENT

     GENERAL. Each merged company has agreed, and our Sponsor and each manager shareholder have agreed to cause their respective merged companies, to provide access to its property, personnel, books, information and records, to furnish certain materials to us, and to notify us and our special committee of any event that has had or would reasonably be expected to have a material adverse effect on that merged company's business, or has resulted in any representation or warranty of that merged company contained in the Merger Agreement becoming untrue or misleading, or any condition to the Merger not being satisfied. Similarly, we have agreed to notify our Sponsor and the shareholder agent of any event that would reasonably be expected to have a material adverse effect on our business, or has resulted in any representation or warranty made by us in the Merger Agreement becoming untrue or misleading, or any condition to the Merger not being satisfied. The parties to the Merger Agreement have also agreed keep confidential all proprietary information of the other parties received in connection with the Merger, subject to certain exceptions. The parties to the Merger Agreement have also agreed that no intercompany debt between the merged companies, on one hand, and any of Inland, our Sponsor, any of the manager shareholders or any of such parties' affiliates, on the other hand, will exist at the closing date, subject to certain scheduled exceptions. Also, subject to certain scheduled exceptions, each contract between us and any merged company shall be terminated as of the closing date. All other agreements or arrangements between any merged company, on the one hand, and any of Inland, our Sponsor, the manager shareholders or any affiliates of any of them, on the other hand, including any oral agreements or course of business practices or understandings, will terminate as of the closing date and be of no further force and effect, with no further liabilities on the party of any party to these agreements. We agreed to increase the size of our Board to eight directors, and to amend our By-laws to provide that the size of our Board cannot be changed without the approval of at least 80% of our directors then in office. At this annual meeting only seven individuals have been nominated to serve as directors.

     STOCKHOLDER APPROVAL. We have agreed to approve the Merger Agreement as the sole shareholder of each acquisition subsidiary, and to use our reasonable best efforts to obtain the ratification of our entry into the Merger Agreement and the contemplated Merger by our stockholders. Each of our Property Managers and the manager shareholders have agreed to use their reasonable best efforts to obtain the approval by that Property Manager's stockholders of the Merger Agreement and the Merger. Our Sponsor, as the sole shareholder of our Business Manager/Advisor, has agreed to approve the Merger Agreement.

     EMPLOYEES. We have agreed that, after the closing of the Merger, the merged company employees that are indicated in the Merger Agreement will become our employees.

     COVENANTS NOT TO SOLICIT. During the period commencing on the closing date and terminating on the fifth anniversary of the closing date, which period we refer to as the restricted period, each of our Sponsor, Inland and each manager shareholder has agreed not to, and to cause each of their affiliates not to, directly or indirectly, as an officer, director, employee, partner, stockholder, member, proprietor, consultant, joint venturer, investor or in any other capacity, hire or solicit to perform services (as an employee, consultant or otherwise) or take any actions which are intended to persuade any termination of the association of any merged company employee (including employees of any affiliates of any merged company performing services for or on behalf of that merged company) with us or any of the surviving corporations of the constituent mergers. Similarly, during the restricted period, we have agreed not to, and to cause our affiliates not to, directly or indirectly, as an officer, director, employee, partner, stockholder, member, proprietor, consultant, joint venturer, investor or in any other capacity, hire or solicit to perform services (as an employee, consultant or otherwise) or take any actions which are intended to persuade any termination of the association of any employee of our Sponsor or Inland (including employees of any affiliates of our Sponsor or Inland performing services for or on behalf of our Sponsor or Inland) with our Sponsor or Inland. The parties have agreed, however, that hirings resulting from a general, published employment solicitation or listing, the hiring of an employee of our Company or any surviving corporation by Inland, our Sponsor or any manager shareholder not resulting from a solicitation by that party, the hiring of an employee of Inland or our Sponsor by us not resulting from a solicitation by us, and the solicitation or hiring of certain scheduled persons will not be in violation of this agreement.

     POST-CLOSING COVENANTS RELATING TO TAXES. Our Sponsor, the shareholder agent and, as applicable, Inland agreed to prepare and file any tax returns for the merged companies covering all periods ending on or prior to the closing date which are to be filed after the closing date. Our Sponsor and the shareholder agent also agreed to permit us to review and comment on each such tax return, other than any combined returns, prior to filing. We agreed to prepare and file any tax returns for the merged companies covering tax periods which begin before the closing date and end after the closing date. We also agreed to permit our Sponsor and the shareholder agent to review and comment on each such tax return prior to filing. Our Sponsor and the manager shareholders, as applicable, agreed to pay to us within twenty (20) days after our demand, a reimbursement of any tax amounts we pay with respect to tax periods ending prior to the closing date that are in excess of any amounts of such taxes already paid by the merged companies or their shareholders plus any tax reserves accrued on that merged company's balance sheet as of the closing date. The parties have also agreed that any refund or credit of taxes (including any statutory interest thereon) received by us, or any of the surviving corporations attributable to periods ending on or prior to or including the closing date will be paid over to our Sponsor (if such refund or credit is with respect to our Business Manager/Advisor) or the shareholder agent (if such refund or credit is with respect to our Property Managers).

CONDITIONS TO CLOSING

     CONDITIONS TO EACH PARTY'S OBLIGATION. The respective obligations of each party to the Merger Agreement to effect the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver (where permissible) of the following conditions:

     - any required statutory authorizations, consents or approvals must have been received;

     - no action by any governmental authority has been initiated or threatened that would restrain, prohibit or invalidate the Merger; and

     - no order, statute, rule, regulation, injunction or decree of any court of competent jurisdiction or governmental authority is in effect and restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Merger or any of the other material transactions contemplated by the Merger Agreement.

     CONDITIONS TO OUR OBLIGATION. The obligations of us and our acquisition subsidiaries to effect the Merger and the other transactions contemplated by the Merger Agreement, as applicable, are subject to the satisfaction or waiver (where permissible) of the following conditions:

     - the applicable representations and warranties of our Sponsor, the manager shareholders and the merged companies must be true and correct in all material respects at and as of the closing date, provided that this condition will not be deemed to be unsatisfied if such representation or warranty under the Merger Agreement becomes incorrect as a result, in whole or in part, of a material breach by us of our advisory agreement or any of our property management agreements;

     - our Sponsor, the manager shareholders and the merged companies must have performed and complied with all of their covenants under the Merger Agreement in all material respects at and as of the closing date, provided that this condition will not be deemed to be unsatisfied if such representation or warranty under the Merger Agreement becomes incorrect as a result, in whole or in part, of a material breach by us of our advisory agreement or any of our property management agreements;

     - we must have received a certificate of each of our Sponsor, the manager shareholders and each merged company certifying that the above two conditions been met;

     - we must have received the ratification of our stockholders (other than our interested directors and our stockholders signing the Merger Agreement or their affiliates) of the Merger and the decision by our Board to enter into the Merger Agreement, and no more than 5% of the interests of the shareholders of the merged companies that are eligible, in the aggregate, shall have demanded appraisal rights applicable to the Merger;

     - we must have received an opinion from Mesirow regarding the fairness to our stockholders of the consideration we will be paying in the Merger;

     - Inland and its affiliates, as applicable, must have entered into and delivered the lease and sublease assignments, the trademark and software license agreements, the various services agreements and the property acquisition agreement;

     - each of Barry Lazarus, JoAnn Armenta, John DiGiovanni, Dan Guinsler, James Kleifges, Jason Lazarus, Michael Moran, Laura Sabatino and Teri Young must have executed and delivered an employment agreement;

     - each of Robert D. Parks, G. Joseph Cosenza, Daniel L. Goodwin and Thomas P. McGuinness must have executed and delivered a consulting agreement;

     - we must have received good standing certificates, dated within 10 days of the closing date, for our Sponsor and each of the merged companies;

     - each of our Sponsor, the shareholder agent and the escrow agent must have executed and delivered the escrow agreement;

     - we must have received certificates from the secretary or assistant secretary of each of our Sponsor and each merged company certifying, with respect to each entity, as to (i) board and stockholder resolutions authorizing execution of the Merger Agreement, (ii) a true and complete copy of that entity's charter documents and bylaws, and
          (iii) incumbency matters;

     -    all required third-party consents must have been obtained;

     - our Sponsor and the shareholder agent must have delivered to us a certificate certifying that the transactions contemplated by the Merger Agreement are exempt from withholding under Section 1445 of the Internal Revenue Code;

     - we must have received an opinion dated as of the closing date from Duane Morris LLP that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and that the Merger will not adversely affect our status as a "real estate investment trust" under the Internal Revenue Code;

     - we must have received an opinion dated as of the closing date from Shefsky & Froelich Ltd. as to certain matters; and

     - we must have received an opinion dated as of the closing date from Jenner & Block LLP as to certain matters.

     CONDITIONS TO THE OBLIGATION OF THE MERGED COMPANIES. The obligations of the merged companies to effect the constituent mergers are subject to the satisfaction or waiver (where permissible) of the following conditions:

     - the applicable representations and warranties made by us in the Merger Agreement must be true and correct in all material respects at and as of the closing date, provided that this condition will not be deemed to be unsatisfied if such representation or warranty under the Merger Agreement becomes incorrect as a result, in whole or in part, of a material breach by Inland, our Sponsor, any merged company or any manager shareholder of our advisory agreement or any of our property management agreements;

     - we must have performed and complied with all of our covenants under the Merger Agreement in all material respects at and as of the closing date, provided that this condition will not be deemed to be unsatisfied if such representation or warranty under the Merger Agreement becomes incorrect as a result, in whole or in part, of a material breach by Inland, our Sponsor, any merged company or any manager shareholder of our advisory agreement or any of our property management agreements;

     - the merged companies must have received our certificate certifying that the above two conditions have been met;

     -    we must have executed and delivered the registration rights agreement;

     - we must have executed and delivered the indemnity agreements with respect to the directors and officers of each of the merged companies listed in the Merger Agreement;

     - the merged companies must have a received good standing certificates, dated within 10 days of the closing date, certifying as to the good standing of each of us and each acquisition subsidiary;

     - the merged companies must have received certificates from the secretary or assistant secretary of each of us and each acquisition subsidiary certifying, with respect to each entity, as to (i) board and stockholder resolutions authorizing execution of the Merger Agreement, (ii) a true and complete copy of that entity's charter documents and bylaws, and (iii) incumbency matters;

     - each Property Manager must have obtained the approval of its shareholders;

     - the merged companies must have received an opinion dated as of the closing date from Duane Morris LLP as to certain matters; and

     -    all required third-party consents must have been obtained.

REPRESENTATIONS AND WARRANTIES

     OUR REPRESENTATIONS AND WARRANTIES. The Merger Agreement includes various customary representations and warranties made by us as to, among other things (as applicable):

     - the corporate organization, good standing and power to enter into the Merger Agreement and the transactions contemplated thereby of us and each acquisition subsidiary;

     - our capitalization and our ownership of the capital stock of each acquisition subsidiary;

     - authorization of our entry into the transactions contemplated by the Merger Agreement and the issuance of additional shares of our common stock as consideration for the Merger;

     - non-contravention of any law or governmental order, any provision of our charter or bylaws or the charter or bylaws of any acquisition subsidiary, or any contract or other agreement;

     -    required consents;

     -    accuracy of the information to be included in this proxy statement;

     -    the accuracy of our filings with the SEC; and

     -    brokers' or finders' fees.

     REPRESENTATIONS AND WARRANTIES OF THE MERGED COMPANIES, OUR SPONSOR AND THE MANAGER SHAREHOLDERS. The Merger Agreement includes various customary representations and warranties made by the merged companies, our Sponsor and the manager shareholders as to, among other things (as applicable):

     - corporate organization, good standing and power to enter into the Merger Agreement and the transactions in connection therewith of our Sponsor and the merged companies;

     - the capitalization of the Business Manager/Advisor and our Property Managers;

     -    authorization of the transactions contemplated by the Merger
          Agreement;

     - non-contravention of any law or governmental order, any provision of their respective charter or bylaws, or any contract or other agreement;

     -    financial statements of each merged company and its internal controls;

     -    the absence of certain changes;

     -    tax matters;

     -    undisclosed liabilities of the merged companies;

     -    pending or threatened litigation;

     -    compliance with laws and permits;

     -    insurance matters;

     -    certain matters with respect to employees and employee benefits;

     -    labor matters;

     - ownership and title or license to tangible and intangible property and assets owned or used by any of the merged companies;

     -    brokers' or finders' fees;

     -    certain matters with respect to the Investment Company Act of 1940;

     -    transactions with related parties;

     - certain matters with respect to the shares of the merged companies to be converted in the constituent mergers;

     -    title to assets and matters related to real property;

     -    certain corporate information and documents provided to us;

         -    certain contracts and leases; and

         -    projections provided to us.

INDEMNIFICATION

     INDEMNIFICATION BY OUR SPONSOR. Our Sponsor has agreed to indemnify and hold harmless us and our acquisition subsidiaries and our and their affiliates, successors and assigns and each of the respective officers, directors, employees and agents of the foregoing, which we refer to collectively as the company indemnified parties, from, and to reimburse the company indemnified parties for, any costs, losses, taxes, liabilities, obligations, lawsuits, deficiencies, claims, demands, penalties, fines, and expenses, including, without limitation, reasonable attorneys' fees, accountants' fees, environmental engineer or consultant charges, fees and expenses arising from environmental investigation, remediation or other response action, costs and expenditures required or incurred to comply with consent decrees, administrative orders, injunctions and other judicial equitable relief, and all amounts paid in investigation, defense or settlement of any of the foregoing, which we refer to collectively as damages, incurred by the company indemnified parties resulting from:

     - any breach of any representation and warranty of our Sponsor (with respect to itself or our Business Manager/Advisor) which is contained in the Merger Agreement;

     - any breach of any of the covenants, agreements or undertakings of our Sponsor or our Business Manager/Advisor which are contained in the Merger Agreement; and

     - claims against our Business Manager/Advisor or any director or officer thereof arising out of or relating to the constituent mergers or the other transactions contemplated by the Merger Agreement with respect to, or in connection with, the allocation of the Merger consideration between our Business Manager/Advisor, on the one hand, and our Property Managers, on the other hand.

     Our Sponsor is not required to indemnify any company indemnified party for any breach of representation, warranty, covenant or agreement that results, in whole or in part, from a material breach by us of any contract between us and a merged company.

     INDEMNIFICATION BY THE MANAGER SHAREHOLDERS. The manager shareholders have agreed to indemnify and hold harmless, jointly and severally, the company indemnified parties from, and to reimburse the company indemnified parties for, any damages incurred by the company indemnified parties resulting from:

     - any breach of any representation and warranty of the manager shareholders (with respect to any of our Property Managers) contained in the Merger Agreement;

     - any breach of any of the covenants, agreements or undertakings of any of our Property Managers contained in the Merger Agreement;

     - claims against any of our Property Managers or any director or officer thereof arising out of or relating to the constituent mergers or the other transactions contemplated by the Merger Agreement with respect to, or in connection with, the allocation of the Merger consideration between our Business Manager/Advisor, on the one hand, and our Property Managers, on the other hand, or the allocation among the Property Managers, or the allocation among the shareholders of any Property Manager; and

     - claims by any shareholder of any of our Property Managers arising out of or relating to any action or inaction of the shareholder agent in connection with the Merger.

     Additionally, each manager shareholder has agreed to indemnify and hold harmless, individually and not jointly, the company indemnified parties from, and to reimburse the company indemnified parties for, any damages incurred by the company indemnified parties resulting from:

     - any breach of any representation and warranty of any manager shareholder (with respect to itself) contained in the Merger Agreement; and

     - any breach of any of the covenants, agreements or undertakings of that manager shareholder contained in the Merger Agreement.

     None of the manager shareholders are required to indemnify any company indemnified party for any material breach of representation, warranty, covenant or agreement that results, in whole or in part, from a breach by us of any contract between us and a merged company.

     INDEMNIFICATION BY THE SHAREHOLDERS OF OUR PROPERTY MANAGERS. The shareholders of our Property Managers have agreed to indemnify and hold harmless, jointly and severally, the company indemnified parties from, and to reimburse the company indemnified parties for, any damages incurred by the company indemnified parties resulting from:

     - any breach of any representation and warranty of the manager shareholders (with respect to any of our Property Managers) contained in the Merger Agreement;

     - any breach of any of the covenants, agreements or undertakings of any of our Property Managers contained in the Merger Agreement;

     - claims against any of our Property Managers or any director or officer thereof arising out of or relating to the constituent mergers or the other transactions contemplated by the Merger Agreement with respect to, or in connection with, the allocation of the Merger consideration between our Business Manager/Advisor, on the one hand, and our Property Managers, on the other hand, or among the Property Managers, or among the shareholders of any Property Manager; and

     - claims by any shareholder of any of our Property Managers arising out of or relating to any action or inaction of the shareholder agent in connection with the Merger.

     Except in the case of the individual indemnification of the company indemnified parties by the manager shareholders described above, any of the foregoing rights to indemnification must be satisfied first from the escrowed Merger consideration allocable to the indemnifying party, and only when that escrowed Merger consideration has been completely distributed or allocated may a company indemnified party seek indemnification from the indemnifying party's other property.

     INDEMNIFICATION BY US. We have agreed to indemnify and hold harmless each of Inland, our Sponsor and the shareholders of our Property Managers and their affiliates, successors and assigns and each of the respective officers, directors, employees and agents of the foregoing, which we refer to collectively as the sponsor indemnified parties, from, and to reimburse the sponsor indemnified parties for, any damages incurred by the sponsor indemnified parties resulting from:

     - any breach of any of our representations and warranties contained in the Merger Agreement; and

     - any breach of any of our or any of our acquisition subsidiaries' covenants, agreements or undertakings contained in the Merger Agreement.

     We are not required to indemnify any sponsor indemnified party for any material breach of representation, warranty, covenant or agreement that results, in whole or in part, from a breach by Inland, our Sponsor, any manager shareholder or any merged company of any contract between us and a merged company.

     The representations and warranties made by the parties in the Merger Agreement, and the rights of the applicable indemnified parties to seek indemnification with respect to such representations and warranties, survive for a period equal to eighteen (18) months after the closing date of the Merger, except that the representations and warranties in the Merger Agreement concerning the following matters, and the rights of the applicable indemnified parties to seek indemnification with respect to such representations and warranties, survive until the expiration of the applicable statute of limitations with respect to the matters covered thereby:

     -    proxy matters;

     -    tax matters;

     -    litigation matters;

     -    employment matters;

     -    employee benefit matters; and

     - legal compliance matters to the extent related to environmental matters,

and except that the representations and warranties in the Merger Agreement concerning the following matters, and the rights of the applicable indemnified parties to seek indemnification with respect to such representations and warranties, which we refer to as the perpetual representations, survive in perpetuity:

     -    corporate organization and qualification

     - authorization, execution, delivery, performance and enforceability of the Merger Agreement; and

     -    capitalization.

All covenants and agreements of the parties in the Merger Agreement, and the rights of the parties to seek indemnification with respect to such covenants and agreements, will expire on the closing date, but covenants and agreements to be performed after the closing date will not expire until all related obligations have been fully discharged.

     No indemnification claim under the Merger Agreement may be made after expiration of the applicable survival period, but the expiration of the survival period with respect to a representation and warranty or covenant and agreement shall not limit or affect the right of a party to obtain indemnification under the Merger Agreement after any such expiration date with respect to any indemnification claim duly made in accordance with the Merger Agreement prior to such expiration date.

     The indemnification obligations of the parties under the Merger Agreement with respect to breaches of representations and warranties contained in the Merger Agreement are also subject to the following limitations:

     - In no event will we have any liability on account of any indemnification claim made under the Merger Agreement or for any damages with respect to breaches of representations and warranties contained in the Merger Agreement unless, until and only to the extent that the accumulated amount of all such damages attributable to us exceeds the amount of $1,000,000 in the aggregate, and in no event will our maximum indemnification exceed the aggregate Merger consideration paid by us.

     - In no event will our Sponsor or any shareholder of our Property Managers, including any manager shareholder, have any liability on account of any indemnification claim made under the Merger Agreement or for any damages with respect to breaches of representations and warranties contained in the Merger Agreement unless, until and only to the extent that the accumulated amount of all such damages attributable to our Sponsor, the shareholders of the Property Managers and the manager shareholders exceeds the amount of $1,000,000 in the aggregate, and in no event will the Sponsor's or any such shareholder's maximum indemnification exceed the value of the number of shares deposited into escrow by us allocable to the Sponsor or that shareholder, as applicable, less any such shares distributed out of escrow for the indemnification of a company indemnified party. This limitation does not apply to the individual liability of the manager shareholders discussed above.

     The above limitations do not apply to damages with respect to covenants contained in the Merger Agreement or to the perpetual representations or with respect to representations regarding broker or finder's fees.

     To the extent of the escrowed funds available, the company indemnified parties will be indemnified, defended and held harmless from all liability for taxes of the merged companies with respect to all tax periods prior to the closing date, all liability for taxes of any person with whom any of the merged companies, or their affiliates or any predecessor or affiliate thereof joins or has ever joined in filing any affiliated, consolidated, combined or unitary tax return with respect to all tax periods prior to the closing date, and any and all damages with respect to the breaches of representations, warranties or covenants with respect to tax matters, except to the extent that the liability for these taxes or damages is less than $100,000 in the aggregate. The company indemnified parties will be indemnified, defended and held harmless by our Sponsor from any against tax liability of our Business Manager/Advisor, or any person along with whom our Business Manager/Advisor has joined in filing any affiliated, consolidated, combined or unitary tax return, for any tax periods prior to the closing date, or from damages arising from the breach of the tax representations, warranties or covenants with respect to our Business Manager/Advisor made in the Merger Agreement, except to the extent that the liability for these taxes or damages is less than $100,000 in the aggregate. Similarly, the company indemnified parties will be indemnified, defended and held harmless by the manager shareholders, jointly and severally, from and against any tax liability of the Property Managers, or any person along with whom any of the Property Managers has joined in filing any affiliated, consolidated, combined or unitary tax return, for any tax periods prior to the closing date, or from damages arising from the breach of the tax representations, warranties or covenants with respect to the Property Managers made in the Merger Agreement, except to the extent that the liability for these taxes or damages is less than $100,000 in the aggregate. As with the general indemnification described above, indemnification for taxes must first be sought from funds in escrow allocated to the indemnifying party.

     After the closing date, we will indemnify, save and hold harmless the sponsor indemnified parties from and against all liability for taxes of the surviving corporations with respect to all tax periods after the closing date, and any and all damages arising out of, resulting from or incident to the breach by us of any covenant with respect to the allocation of tax responsibility contained in the Merger Agreement.

APPOINTMENT OF DANIEL L. GOODWIN AS REPRESENTATIVE OF CERTAIN OF THE SHAREHOLDERS OF THE PROPERTY MANAGERS

     All of the manager shareholders and certain other shareholders of our Property Managers have appointed Daniel L. Goodwin as their exclusive agent to act on their behalf with respect to indemnification claims made by any of those shareholders against us under the Merger Agreement and indemnification claims made by us against any of those shareholders under the Merger Agreement, as well as for certain other purposes specified in the Merger Agreement.

AMENDMENT; WAIVER; ASSIGNMENT; TERMINATION

     AMENDMENTS AND WAIVERS. No amendment of any provision of the Merger Agreement shall be valid unless in writing and signed by us, our Sponsor and the shareholder agent, all in accordance with applicable law. After ratification of the Merger Agreement by our stockholders, any amendment to the Merger Agreement must be consented to by a majority of our stockholders voting at a duly-convened meeting to be effective.

     Prior to the closing date, we may extend the time for the performance of any of the obligations or other acts of our Sponsor, the manager shareholders or the merged companies under the Merger Agreement, may waive any inaccuracies in the representations and warranties of such parties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement, and may waive compliance with any of the agreements or conditions contained in the Merger Agreement to be complied with or satisfied by those parties. Any agreement on our part to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on our behalf.

     Prior to the closing date, our Sponsor and the shareholder agent may extend the time for the performance of any of the obligations or other acts of us or the acquisition subsidiaries under the Merger Agreement, may waive any inaccuracies in the representations and warranties of such parties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement, and may waive compliance with any of the agreements or conditions contained in the Merger Agreement to be complied with or satisfied by those parties. Any agreement on the part of our Sponsor or the shareholder agent to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by our Sponsor and the shareholder agent.

     TERMINATION. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the effective time, before or after the approval by our stockholders, either by:

     -    mutual written consent of our Sponsor, the shareholder agent and us;

     - us, on the one hand, or our Sponsor and the shareholder agent, on the other hand, in the event the closing date has not occurred on or before March 31, 2005, but this right to terminate shall not be available to any party whose breach has been a principal cause for the failure of the closing to occur,

     - us, or our Sponsor and the shareholder agent, if any law makes the consummation of the Merger illegal or otherwise prohibited, or in the event a U.S. federal or state court of competent jurisdiction or U.S. federal or state governmental agency has issued an order, decree or ruling or has taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, which has become final and non-appealable despite the reasonable best efforts of the parties to the Merger Agreement to resist, resolve or lift such prohibition;

     - by us upon a material breach by our Sponsor, any manager shareholder or any merged company of any of their obligations under the Merger Agreement, which breach is not cured within ten (10) business days after notice of the breach has been provided to the breaching party; but if such breach is generally capable of being cured, but cannot reasonably be cured within ten (10) business days of the notice, this right will be delayed as long as reasonably necessary to affect such cure, but not beyond March 31, 2005, so long as the breaching party diligently pursues a cure. We will not have this right to terminate if such breach was caused, in whole or in part, by a material breach by us or any of the acquisition subsidiaries under any contract between us and a merged company; or

     - by our Sponsor or the shareholder agent upon a material breach by us or any of the acquisition subsidiaries of any of our obligations under the Merger Agreement, which breach is not cured within ten (10) business days after notice of the breach has been provided to the breaching party; but if such breach is generally capable of being cured, but cannot reasonably be cured within ten (10) business days of the notice, this right will be delayed as long as reasonably necessary to affect such cure, but not beyond March 31, 2005, so long as the breaching party diligently pursues a cure. Our Sponsor and the shareholder agent will not have this right to terminate if the breach was caused, in whole or in part, by a material breach by our Sponsor, Inland, any manager shareholder or any merged company under any contract between us and a merged company.

     Any termination of the Merger Agreement will relieve all parties of any liability or further obligation to any party under the Merger Agreement, other than with respect to the payment of expenses, confidentiality, public statements and indemnifications. No termination will relieve any party from liability for any breach of the Merger Agreement.

EXPENSES

     Whether or not the transactions contemplated by the Merger Agreement and the ancillary agreements are consummated, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated by it and by the ancillary agreements shall be paid by the party incurring such expenses. The reasonable costs and expenses of our special committee, including reasonable fees and expenses of its counsel and financial advisors, and all fees and expenses in connection with filing, printing and distributing this proxy statement and solicitation, shall be paid by us.

ANCILLARY AGREEMENTS

     SET FORTH BELOW ARE SUMMARIES OF THE MATERIAL TERMS OF THE ANCILLARY AGREEMENTS TO BE EXECUTED AND DELIVERED IN CONNECTION WITH THE CONSUMMATION OF THE MERGER. THE SUMMARIES SET FORTH BELOW ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE RESPECTIVE AGREEMENTS THEMSELVES.

     ESCROW AGREEMENT. We, as well as LaSalle Bank National Association, as the independent escrow agent, will enter into an escrow agreement with our Sponsor and the shareholder agent, substantially in the form attached hereto as APPENDIX
J. Under the escrow agreement, at the closing of the Merger, we will deposit all of our common shares that would otherwise be issuable to our Sponsor or the shareholders of our Property Managers as consideration for the Merger into an escrow fund. The escrow will also include all proceeds resulting from the sale and investment of our common shares originally deposited in the escrow fund, but will exclude dividends and distributions with respect to such shares. The escrow agreement provides procedures whereby we may request disbursement of escrowed funds for payment of the indemnification claims of a company indemnified party, or whereby we may object to all or any part of any disbursement to our Business Manager/Advisor or any shareholder of our Property Managers. The shares held in the escrow account and the investment income derived from those shares may be released to our Sponsor or the applicable shareholders of the Property Managers upon the passage of two release dates. The first release date will occur on the first anniversary of the effective date of the escrow agreement, whereupon the escrow agent will disburse to our Sponsor and the shareholders of our Property Managers an amount equal to 75% of the property then held in escrow less any amounts subject to pending indemnification claims made by us. The second release date will occur 540 days after the closing date of the Merger, whereupon the escrow agent will disburse the entirety of the property then held in escrow to our Sponsor and to the shareholders of our Property Managers. In general, prior to the 540th day after the closing date of the Merger, all interest and all dividends or other distributions paid on the escrowed shares or investment proceeds will be promptly disbursed to our Sponsor shareholders of the Property Managers, in proportion to their respective interests in the escrowed property.

     REGISTRATION RIGHTS AGREEMENT. We, our Sponsor and the shareholders of our Property Managers will enter into a registration rights agreement substantially in the form attached hereto as APPENDIX I. Pursuant to the registration rights agreement we will grant to our Sponsor, as the sole shareholder of our Business Manager/Advisor, as well as the former shareholders of our Property Managers, certain registration rights with respect to our shares of common stock that they receive in the Merger, which we refer to herein as registrable securities. We are required to give the holders of these registration rights notice at least 30 days prior to the proposed date of a filing by us of a registration statement for the offer and sale of our common stock for any other selling stockholder, and provide those holders with the opportunity to participate and have their shares of common stock included in the registration statement, subject to customary underwriter cutback provisions. This participation right does not apply to registration statements on Form S-4 or Form S-8 under the Securities Act of 1933. In addition, we are required, on up to three occasions on demand by the holders of shares with an anticipated aggregate offering price equal to at least $10.0 million, or, if less than $10.0 million, on a demand by the holders of all securities issued in the Merger, to prepare and file a registration statement, within 45 days of the demand, that covers the resale of those securities, and the shares of any other holders of registration rights electing to participate in the registration. We will bear all expenses incident to our obligations under the registration rights agreement, other than any underwriting fees, discounts or commissions, or fees and disbursements of counsel to the holders of registrable securities. We have agreed to indemnify the holders of registrable securities as well as their officers, directors, partners, employees, agents, counsel and affiliates, from and against any and all claims or damages, including related expenses, in connection with any untrue statement of a material fact contained in any registration statement, or prospectus relating to the sale of any of the registrable securities, or in any document filed by us in any jurisdiction in order to register or qualify any of the registrable securities under the securities or blue sky laws of any state, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to us with respect to such holder by or on behalf of such person expressly for inclusion in any such registration statement, prospectus or document, as the case may be, or (y) such claim, damage or expense arises out of such holder's failure to comply with the terms and provisions of the registration rights agreement.

     EMPLOYMENT AGREEMENT. We will enter into an employment agreement, substantially in the form attached hereto as APPENDIX D, with each of Barry Lazarus, John DiGiovanni, Michael Moran, Jo Ann Armenta, James Kleifges, Jason Lazarus, Teri Young, Laura Sabatino and Dan Guinsler.

     Mr. Lazarus will be our president, chief executive officer and chief financial officer. The term of Mr. Lazarus' employment agreement begins on the closing date and continues until the third anniversary of the closing date, whereupon the agreement automatically renews for one year periods until either us or Mr. Lazarus elects not to renew. During the employment period, Mr. Lazarus will receive an annual base salary of $300,000 per year, to be reviewed as of each July 1 during the initial three year term and each renewal term, as well as an annual bonus to be determined in our Board's sole discretion.

     John DiGiovanni will be our senior vice president of development and redevelopment, Michael Moran will be our vice president, general counsel and secretary, Jo Ann Armenta will be president of our Property Managers, James Kleifges will be our vice president and controller, Jason Lazarus, who is Barry Lazarus' son, will be our assistant vice president for acquisitions, Teri Young will be senior vice president of ISMC, Laura Sabatino will be senior vice president of IMAMC and Dan Guinsler will be vice president of ISEPMC.

     The term of each of these employment agreements begins on the closing date and continues until the third anniversary of the closing date, whereupon each agreement automatically renews for one year periods until either us or the employee elects not to renew. During the employment period, the employee will receive an annual base salary in an amount to be agreed upon by our Board and the employee, to be reviewed as of each July 1 during the initial three year term and each renewal term, as well as an annual bonus to be determined in our Board's sole discretion.

     Each of these employees will be entitled to participate in all employee benefit, welfare, performance, fringe benefit and other plans, practices, policies and programs applicable to our executives. The employment of any of these employees may be terminated by us or by the employee for any reason with 60 days notice, or by us for cause, with no notice. In the event we or an employee terminates the employee's employment for any reason, we will pay to the employee his or her base salary accrued through the termination of the employment agreement, any reimbursable expenses, any pro-rata annual bonus and any benefits required to be paid or provided under applicable law. The employment agreements provide that each of these employees agrees that he or she will be entitled to no other severance.

     CONSULTING AGREEMENTS. We will enter into a consulting agreement, substantially in the form attached hereto as APPENDIX C, with each of Robert D. Parks, G. Joseph Cosenza, Daniel L. Goodwin and Thomas P. McGuinness. Mr. Parks will agree to advise us on matters within his expertise and relating to our business, and to attend certain meetings of our Board or management team. Mr. Cosenza will agree to advise us on property acquisitions. Mr. Goodwin will agree to advise us on business strategy. Mr. McGuinness will agree to advise us on property management and leasing.

     The term of each of these consulting agreements begins on the closing date and continues until the fifth anniversary of the closing date, whereupon each agreement automatically renews for one year periods until either us or the consultant elects not to renew.

     The consultants will also provide such additional services as may be reasonably requested from time to time by our Board. Under these consulting agreements, a consultant may terminate his or her consulting agreement prior to the expiration of its term upon the disability of the consultant, a material breach by us of his or her consulting agreement, or upon what we refer to as a REIT change in control. A REIT change in control is deemed to have occurred in any of the following instances: (a) any party, or group of parties acting in concert, unrelated to us (i) becomes a beneficial owner of securities representing twenty-five percent (25%) or more of the combined voting power of all of our outstanding voting securities, or (ii) except in the case where the acquiring party is one of our affiliates, Inland Real Estate Corporation, Inland Western Retail Real Estate Trust, Inc., Inland, Inland American Real Estate Trust, Inc., or any affiliate controlled by any of these entities, acquires substantially all of our assets, (b) if we enter into a plan of dissolution or
(c) if, following any change in the composition of our Board, a majority of our Board following such change is made of up of a combination of directors who are new to the Board or who have not been approved by at least 80% of the directors in office before such change in composition. We may terminate any consulting agreement at any time. The consultants will not receive direct compensation for their services, but we will reimburse their expenses in fulfilling their duties under the consulting agreements and, if consulting services are provided in connection with the listing of our shares on a national exchange, a fee agreed to by us and the consultant will be paid in connection therewith. We will agree to indemnify these consultants for damages resulting from their actions taken in accordance with their consulting agreement to the same extent to which we indemnify our directors for actions taken in their capacity as directors.

     SERVICES AGREEMENTS. The parties listed below, each of whom is an affiliate of Inland and is referred to as a service provider, will enter into a service agreement with us whereby they will provide to us the services listed beside their corporate name. The form of the service agreement with The Inland Real Estate Group, Inc. pertaining to legal and advisory services is attached hereto as APPENDIX F. Each of the other service agreements is substantially similar to the form of the legal and advisory services agreement attached hereto as APPENDIX F, except as to Schedule A which lists the actual services to be provided. The service providers and the services they will provide to us are as follows:

     COUNTERPARTY NAME                             SERVICES TO BE PROVIDED
     -----------------                             -----------------------
     Inland Communications, Inc.                   Marketing, communications and media
                                                   relations services

     Inland Office Management and Services,        Office and facilities management
     Inc. and Inland Facilities Management, Inc.   services

     The Inland Real Estate Group, Inc.            Legal and advisory services

     Inland Payroll Services, Inc.                 Pre-employment, new-hire, human
                                                   resources, benefit administration and payroll
                                                   and tax administration services

     Investors Property Tax Services, Inc.         Property tax payment and processing
                                                   services and real estate tax assessment
                                                   reduction services

     Inland Computer Services, Inc.                Data processing, computer equipment and
                                                   support services, and other information
                                                   technology services

     Inland Risk and Insurance Management          Risk and insurance management
     Services, Inc.                                services

The terms of these service agreements begin on the date on which that service agreement is executed and continues until the fifth anniversary of that date, whereupon that service agreement automatically renews for one year periods until either party elects not to renew. Under these service agreements, the service providers agree to continue to provide us with certain services which they had provided to us prior to the Merger. A service provider may terminate its service agreement prior to the term at any time upon the failure by us to make payment for services, a request by us for the service provider to violate any applicable law, take action that would result in fraud being committed by, or civil liability being imposed on, that service provider, or upon a REIT change in control. After six months of the initial term has passed, a service provider may terminate its services agreement with respect to services which it has ceased providing to anyone, including itself. We may terminate any consulting agreement with 10 days' notice for cause (following a 30 day cure period), or for any reason with 60 days' prior notice. Upon any termination, the affected service provider will provide us with up to 90 days of transitional service and, in the case of Inland Computer Services, Inc., up to 120 days of transition services. For a period lasting until one year following the termination of any service agreement, we and the service provider will be bound by non-solicitation terms similar to those contained in the Merger Agreement and described above.

     TRANSITION PROPERTY DUE DILIGENCE SERVICES AGREEMENT WITH INLAND REAL ESTATE ACQUISITIONS, INC. Inland Real Estate Acquisitions, Inc., who we refer to as IREA, will enter into a transition property due diligence services agreement with us substantially in the form attached hereto as APPENDIX E. In connection with our acquisition of new properties, IREA will negotiate property acquisition transactions on our behalf, will prepare suitability, financial and due diligence analyses of properties proposed to be acquired, and will provide other services. We will agree to repay all out-of-pocket costs incurred by IREA in providing services under this agreement, and to provide flat reimbursements of $11,500 per transaction for general administrative expenses and, to the extent these services are requested by us, $15,000 for due diligence expenses and a negotiated fee for negotiation expenses per transaction. The term of this agreement begins on the date of execution and continues until the first anniversary of that date, whereupon this agreement automatically renews for one year periods until either party elects not to renew. IREA may terminate this agreement prior to the term at any time upon the failure by us to make payment for services, a request by us for IREA to violate any applicable law, or to take action that would result in fraud being committed by or civil liability being imposed on IREA, or upon a REIT change in control. We may terminate this agreement with 10 days' notice for cause (following a 30 day cure period), or for any reason with 60 days' prior notice.

     TRADEMARK LICENSE AGREEMENT WITH INLAND REAL ESTATE GROUP, INC. The Inland Real Estate Group, Inc., or TIREG, will enter into a trademark license agreement with us substantially in the form attached hereto as APPENDIX G. under which we will be granted limited rights with respect to the intellectual property owned by TIREG that we use to conduct our business. We will be granted an exclusive, royalty-free license to use, solely in connection with our real estate business, what we refer to as the "Blue-Ball" design mark and the "Inland Retail Real Estate Trust, Inc." name, as well as a non-exclusive, royalty-free license to use, solely in connection with our real estate business, what we refer to as the "Inland" trade name. We will also be given the right to sublicense the name "Inland Retail Real Estate Trust, Inc.", the "Blue-Ball" design mark and the trade name "Inland" to our wholly-owned affiliates or, with the consent of TIREG, to certain other parties. We will be given a similar right to sublicense what we refer to as the "Inland" design mark to our wholly-owned Property Managers, but we will not be allowed to use this design mark ourselves. The trademark license agreement has a term of 99 years, but any sublicenses that we may grant as described above will have initial terms of one year, renewable annually. We will agree to adhere to certain guidelines as prescribed by TIREG in connection with the use of the intellectual property granted under this agreement, and to take certain other actions to preserve its value. These license grants are terminable by TIREG upon a REIT change in control, upon a material breach by us that is not cured, or upon a determination by TIREG that our activities are materially diluting or damaging the value of the intellectual property licensed under this agreement, and such activities are not ceased within 60 days of our receipt of notice detailing the offending activities.

     SOFTWARE LICENSE AGREEMENT WITH INLAND COMPUTER SERVICES, INC. Inland Computer Services, Inc., or ICS, will enter into a software license agreement with us substantially in the form attached hereto as APPENDIX H, under which we will be granted limited rights to use and copy software owned by ICS, and to use certain third party software titles, in connection with our real estate business. We will also be granted the ability to sublicense our rights in this software to our subsidiaries or, with ICS's consent, to other parties. The software license agreement has a term of 5 years after which it automatically renews for additional one-year terms until written notice of termination is given at least 180 days prior to the end of the current term. If a REIT change in control occurs, these license grants are terminable by ICS upon 30 days' notice. Upon termination of this agreement other than for our breach, ICS will allow us up to 90 days' use of the licensed software while we transition to other software to fulfill our needs.

     PROPERTY ACQUISITION AGREEMENT. We will enter into a property acquisition agreement, substantially in the form attached hereto as APPENDIX L, with Inland Real Estate Acquisitions, Inc., whom we refer to as Acquisitions, whereby we will be granted a right of first offer to acquire, on a priority basis relative to other clients of such Inland affiliates, certain retail, mixed-use and single-user properties located east of the Mississippi River in the continental United States, but excluding that portion of such geographical area located within 400 miles of Oak Brook, Illinois. The initial term of the property acquisition agreement will expire on the later to occur of (a) five years after the closing of the Merger, and (b) the date that none of Robert D. Parks, G. Joseph Cosenza, Daniel L. Goodwin and Thomas P. McGuinness are our consultants, directors or officers and no other individual serving as an officer or director of either Acquisitions or its parent is an officer or director of ours. However, the property acquisition agreement may be terminated earlier upon the occurrence of a REIT change in control. We will agree to pay certain expense reimbursements to Acquisitions, as provided for in the transition property due diligence services agreement described above.

     INDEMNIFICATION AGREEMENTS. We will enter into an indemnification agreement, substantially in the form attached hereto as APPENDIX M, with each of the current officers and directors of our Business Manager/Advisor and Property Managers pursuant to which we will agree to indemnify them for acts or omissions made in the course of their conduct as directors and officers of our Business Manager/Advisor for the time before the effective time of the Merger, on the same terms and conditions as would have existed if the Merger had not been consummated, provided, however, that indemnification will not be applicable to claims made by us against directors or officers of our Business Manager/Advisor or Property Managers arising under the Merger Agreement. We will also enter into an indemnification agreement substantially in the form attached hereto as APPENDIX K, with each of our officers and directors pursuant to which we will agreement to indemnify them for acts or omissions made in the course of their conduct as our directors and officers, subject to certain limitations.

     ASSIGNMENT AND ASSUMPTION OF LEASE. We will enter into an assignment and assumption of lease with Mid-America Management Corp., whom we refer to as MIDAM, whereby we will assume MIDAM's lease of its premises located at 2907 Butterfield Road, Oak Brook, Illinois. In connection with this agreement, we will enter into an assignment and assumption of subleases, whereby we will agree to assume all of the rights and obligations as the sublandlord of our Property Managers, which are located in the 2907 Butterfield Road premises.

BUSINESS OF OUR PROPERTY MANAGERS AND OUR BUSINESS MANAGER/ADVISOR

     ISEPMC, ISMC and IMAMC are each Delaware corporations owned primarily by affiliates of Inland.

     Since its formation in 1998, ISEPMC's sole business has been to serve as property manager for certain of our investment properties located in the State of Florida. ISEPMC conducts its property management activities primarily from offices located in Deerfield Beach, Sarasota and Winter Park, Florida.

     Since its formation in 2002, ISMC's sole business has been to serve as property manager for certain of our investment properties located in the States of Alabama, California, Colorado, Delaware, Georgia, Kentucky, Louisiana, Mississippi, Oklahoma, Tennessee, Texas and Washington. ISMC conducts its property management activities primarily from offices located in Smyrna, Georgia; Huntsville, Alabama; and Knoxville, Tennessee.

     Since its formation in 2002, IMAMC's sole business has been to serve as property manager for certain of our investment properties located in the States of Connecticut, Delaware, Illinois, Kentucky, Maryland, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Virginia, West Virginia and Wisconsin. IMAMC conducts its property management activities primarily from offices located in Charlotte and Raleigh-Durham, North Carolina; Edgewater, New Jersey; Hanover, Maryland; and Manchester, New Hampshire.

     Our Property Managers conduct their supervisory and back-office functions primarily from their principal executive offices, located in each case at 2907 Butterfield Road, Oak Brook, Illinois 60523. For more information with respect to our Property Managers' business activities, including their compensation and types of fees earned, see the section titled "- Our Property Management Agreements" below.

     Our Business Manager/Advisor is an Illinois corporation and a wholly-owned subsidiary of our Sponsor, an affiliate of Inland. Since its formation in 1998, our Business Manager/Advisor's sole business has been to serve as our business manager and advisor responsible for overseeing our day-to-day operations, including property acquisition, maintaining stockholder books and records, providing stockholder services, administering our bookkeeping and accounting functions and consulting with our Board on various business management issues. Our Business Manager/Advisor's principal executive office is located at 2901 Butterfield Road, Oak Brook, Illinois 60523. For more information with respect to our Business Manager/Advisor's business activities, including its compensation and types of fees earned, see the section titled "- Our Advisory Agreement" below.

OUR PROPERTY MANAGEMENT AGREEMENTS

     DUTIES OF OUR PROPERTY MANAGERS. Each property in our portfolio is managed by one of our Property Managers pursuant to a property management agreement. Pursuant to these agreements, which we refer to collectively as the property management agreements, our Property Managers furnish property management services

(such as rental, leasing, operation and management services), including preparing a monthly income report, budget variance report and annual operating budget, for each property in our portfolio.

   For each property, the responsible Property Manager has authority to:

     -    negotiate leases subject to the approval of our Board;

     -    collect rents and other monies due from tenants;

     -    pay various property-level expenses;

     - institute and prosecute actions to evict tenants and to recover rent and other sums due, and to settle, compromise, and release such actions or suits, or reinstate such tenancies; and

     - hire, supervise, discharge, and pay all labor required for the operation and maintenance of each property.

     COMPENSATION OF OUR PROPERTY MANAGERS. Each of our Property Managers receives a property management fee for management and leasing services of not more than 4.5% of the total amount of funds collected each month on each property under its management. For the calendar year ended December 31, 2003, we paid fees for property management to ISEPMC, ISMC and IMAMC of $3,503,707, $4,757,960 and $4,915,573, respectively. For the six months ended June 30, 2004, we paid ISEPMC, ISMC and IMAMC fees equal to $2,437,069, $3,280,282 and $4,462,324, respectively. We also are required to reimburse our Property Managers for the salaries and expenses paid by them to their employees for due diligence activities performed on our behalf. See "Certain Relationships and Related Transactions" for a more detailed description of amounts we have paid to our Property Managers.

     INDEMNIFICATION. Under each property management agreement, we have agreed to indemnify the respective Property Manager for any losses incurred by that Property Manager in connection or in any way related to a property, including any liability for damage to a property and injuries to or death of any person on such property; PROVIDED, that the losses do not arise out of the willful misconduct, gross negligence or unlawful acts of the respective Property Manager. In addition, we have agreed to indemnify our Property Managers for any losses and expenses involving any past, current or future allegation regarding treatment, depositing, storage, disposal or placement by any party, other than that Property Manager, of hazardous substances on any of our properties. To date, no claims for indemnification have been made.

     Additionally, with respect to each property, we are required to carry at our own expense public liability insurance, fire and extended coverage insurance, burglary and theft insurance, rental interruption insurance, flood insurance (if appropriate) and boiler insurance (if appropriate).

     SEPARATE MANAGEMENT AGREEMENTS. There is a separate management agreement for each property in our portfolio for an initial term ending as of December 31 in the year in which the property was acquired, and each management agreement is subject to three successive three-year renewals. For certain agreements, we may terminate with 30 days prior written notice in the event of gross negligence or malfeasance by the applicable Property Manager. For other agreements we may terminate with 30 days prior written notice for any reason. There are also three master property management agreements, one with each of our Property Managers. If the Merger is consummated, we will terminate each master property management agreement. Each Property Manager may subcontract the required property management services for less than the management fee provided in the management agreement.

OUR ADVISORY AGREEMENT

     DUTIES OF OUR BUSINESS MANAGER/ADVISOR. In February 1999, we entered into an agreement with our Business Manager/Advisor, which we refer to as the advisory agreement, granting it the responsibility for overseeing all of our day-to-day business activities (other than those related to property management) including:

     - implementing and directing all aspects of our investment policies and objectives, including identifying and presenting investment opportunities to our Board;

     - managing our assets and advising our Board, from time to time, on whether to acquire, hold, improve, develop, redevelop or dispose of properties;

     - coordinating with our Property Managers all property management services relating to our properties;

     - maintaining title insurance or other assurance of title and customary fire, casualty and public liability insurance for our properties;

     - preparing and furnishing business and financial reports to our Board and providing research, economic and statistical data in connection with our properties;

     -    investing idle funds at the request and direction of our Board;

     - investigating, selecting and conducting relations with lenders, consultants, accountants, brokers, banks, builders, underwriters, appraisers and other third parties on our behalf;

     - assisting in negotiations on our behalf with investment banking firms and other institutions or investors in connection with the public or private sale of our securities;

     - providing all office space, office equipment and personnel necessary to perform the functions of Business Manager/Advisor;

     -    providing all of our bookkeeping and accounting functions;

     - acting, or directing others to act, as our attorney-in-fact or agent in connection with acquiring and disposing of properties, collecting and disbursing funds, and paying our debts or other obligations;

     - preparing, on our behalf, all reports, filings and returns required by the Securities and Exchange Commission, the Internal Revenue Service and other state or federal governmental agencies;

     - communicating with stockholders on our behalf in accordance with applicable law and our articles of incorporation and bylaws, and providing all of our stockholder service functions; and

     - creating and maintaining all of our owned or licensed intellectual property.

     COMPENSATION OF THE BUSINESS MANAGER/ADVISOR. For the services performed by our Business Manager/Advisor we pay to it the following compensation:

     - an asset management fee, payable quarterly, of not more than 1.0% of the total book value of our assets invested, directly or indirectly, in real estate before reserves for non-cash charges, such as depreciation or bad debt expense, less any mortgages secured by these assets;

     - a property disposition fee payable on sale of a property equal to the lesser of (i) 3.0% of the contract sales price or (ii) 50.0% of the commission paid to third parties so long as the size of the commission is reasonable, customary and competitive in light of the size, type and location of the specific property; and

     - an incentive fee equal to 15.0% of the net proceeds remaining from the sale of any property after our stockholders have first received (i) a cumulative, non-compounded return equal to 10.0% on an annual basis on the original issue price paid for our shares reduced by the amount of prior distributions from the sale or financing of our properties, and
          (ii) a return of the original issue price paid for our shares reduced by the amount of prior distributions from the sale or financing of our properties. Although we have not paid any such fees to date, if we were to dispose of a property in the future, we would be obligated to pay these fees.

     Our Business Manager/Advisor is required to reimburse us for the amount that the asset management fee and our total operating expenses (excluding items such as taxes, interest payments, depreciation and property acquisition costs) during any year exceed the greater of (i) 2.0% of the average aggregate book value of our assets that are invested, directly or indirectly, in real estate before reserves for non-cash charges or (ii) 25.0% of our net income excluding gains from the sale of property. In addition, our Business Manager/Advisor must reimburse us to the extent that our stockholders have not received an annual cash distribution equal to 7.0% of the original issue price paid for our shares reduced by the amount of prior distributions from the sale or financing of our properties.

     For the calendar year ended December 31, 2003 and for the six months ended June 30, 2004, we paid our Business Manager/Advisor fees of $15,530,795 and $9,237,921, respectively. Additionally, our Business Manager/Advisor and its affiliates are entitled to be reimbursed for salaries and expenses of their employees relating to the administration of our day-to-day operations. During the calendar year ended December 31, 2003 and the six months ended June 30, 2004, we reimbursed the Business Manager/Advisor and its affiliates $1,524,315 and $658,257, respectively, for salaries and expenses of their employees. See "Certain Relationships and Related Transactions" for a more detailed description of amounts we have paid to our Business Manager/Advisor.

     TERM OF THE ADVISORY AGREEMENT. The advisory agreement has an initial term of one year and is renewable for successive one-year terms upon the mutual consent of the parties. It may be terminated by either party, by mutual consent of the parties or by a majority of the independent directors or our Business Manager/Advisor, as the case may be, upon 60 days' written notice. If the advisory agreement is terminated, our Business Manager/Advisor must cooperate with us and take all reasonable steps requested by our Board to assist it in making an orderly transition of the advisory function.

     INDEMNIFICATION. Pursuant to the terms of the agreement with our Business Manager/Advisor, we are required to indemnify and reimburse it, to the fullest extent permitted by Maryland law, for losses, liabilities and expenses incurred by the Business Manager/Advisor as a result of performing services on our part, so long as (i) the Business Manager/Advisor has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (ii) the liability or loss was not the result of negligence or misconduct on the part of the Business Manager/Advisor and (iii) the indemnification or agreement to be held harmless is recoverable only out of our assets and not from our stockholders. We are not required to indemnify for losses, liabilities or expenses arising from an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Business Manager/Advisor, (ii) the claims have been dismissed with prejudice on the merits or (iii) a court approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made.

     TERMINATION OF THE ADVISORY AGREEMENT. If the Merger is completed, we will terminate the agreement with our Business Manager/Advisor and will no longer be required to pay asset management fees, nor will we incur disposition or incentive fees should we dispose of any of our real property investments. A number of entities affiliated with our Business Manager/Advisor perform certain general and administrative functions on our behalf, which are billed to the Business Manager/Advisor, and we reimburse the Business Manager/Advisor for these services. If the Merger is completed, these entities will continue to perform these services for us, and we will pay for these services directly, pursuant to written service agreements to be executed at the closing of the Merger transactions. See "- Ancillary Agreements - Services Agreements" for a discussion of these written service agreements.

FEES WITH RESPECT TO THE MERGER

     In connection with the Merger our Business Manager/Advisor and the Property Managers and/or their respective stockholders or members will receive a number of shares of our common stock, we will terminate the advisory agreement and each master property management agreement and our Business Manager/Advisor and Property Managers will release and waive all fees payable thereunder. We are obligated to pay any fees accrued under such contractual arrangements for services rendered through the effective time of the Merger.

     The number of shares we are issuing to our Business Manager/Advisor and our Property Managers was determined by our Business Manager/Advisor and Property Managers, based on fair market value, and approved by the special committee. As a result of the application of the exchange ratios set forth in the Merger Agreement, if our entry into the Merger Agreement and the contemplated Merger are ratified by our stockholders, we will issue to the shareholders of ISEPMC, 2,326,213 shares, to the shareholders of ISMC, 3,605,032 shares, to the shareholders of IMAMC, 5,068,755 shares and to the shareholders of IRREAS, 8,700,000 shares, such shares to be deposited into an escrow fund as described above.

     LIABILITY AND INDEMNIFICATION OF OUR BUSINESS MANAGER/ADVISOR. Under the advisory agreement, we are also required to indemnify our Business Manager/Advisor and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding with respect to our Business Manager/Advisor's acts or omissions.

     The liability of our Business Manager/Advisor and its affiliates is limited to the fullest extent permitted by Maryland law. As a result, our Business Manager/Advisor and its affiliates will not be liable for monetary damages unless:

     - the person actually received an improper benefit or profit in money, property or services; and

     - the person is adjudged to be liable based on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     Except as described below, our charter authorizes and directs us to indemnify and to pay or reimburse reasonable expenses to our Business Manager/Advisor and its affiliates, to the fullest extent permitted by Maryland law. As long as we qualify as a REIT we will not indemnify our Business Manager/Advisor or its affiliates unless:

     - the person seeking indemnification has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests;

     - the person seeking indemnification was acting on our behalf or performing services for us;

     - the liability or loss was not the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss will not have been the result of gross negligence or willful misconduct; and

     - the indemnification or agreement to be held harmless is recoverable only out of our assets and not from the assets of the stockholders.

     As long as we qualify as a REIT, we will not indemnify our Business Manager/Advisor or its affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

     - there has been a successful adjudication on the merits of each count involving alleged securities law violations;

     - the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

     - a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made, and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which our securities were offered and sold as to indemnification for securities law violations.

     We will advance amounts to a person entitled to indemnification for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Maryland law and, as long as we are subject to the NASAA REIT Statement, only if all of the following conditions are satisfied:

     - the legal action relates to acts or omissions relating to the performance of duties or services for us or on our behalf by the person seeking indemnification;

     - the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and

     - the person seeking indemnification undertakes in writing to repay us the advanced funds, together with interest at the applicable legal rate of interest, if the person seeking indemnification is found not to be entitled to indemnification.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The principal shareholders of our Property Managers are affiliates of Inland, and our Sponsor, the sole shareholder of our Business Manager/Advisor, is a wholly-owned subsidiary of Inland. Mr. Parks is a shareholder, officer and director of Inland. Messrs. Parks and Lazarus are shareholders of our Property Managers and/or our Business Manager/Advisor. Messrs. Parks and Lazarus will each receive shares of our common stock as consideration in the Merger. Mr. Parks is our chairman, chief executive officer and an affiliated director, and will enter into a consulting agreement with us if the Merger is consummated. Mr. Lazarus is our president, chief operating officer and an affiliated director, and will enter into an employment agreement with us and become our chief executive officer if the Merger is consummated. Additionally, other than Mr. Lazarus, our executive officers do not receive compensation for services they render to us. Each of our executive officers are employees, officers and/or directors of our Business Manager/Advisor and/or its affiliates and are compensated by these entities, in part, for services they render to us.

     If the Merger is consummated, we will enter into employment agreements with certain individuals, including Mr. DiGiovanni, Ms. Armenta and Ms. Young. Each of these three individuals is a shareholder of one or more of our Property Managers and will receive shares of our common stock as consideration in the Merger. See "- Ancillary Agreements - Employment Agreements" for a further discussion of these employment agreements.

     If the Merger is consummated, we will enter into indemnification agreements with each of the current officers and directors of our Business Manager/Advisor and our Property Managers, some of whom are also our executive officers. Pursuant to these indemnification agreements, we will agree to indemnify these persons against all expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement reasonably incurred by them in connection with their defense of civil or criminal actions relating to their role as a director, officer, trustee or employee of our Property Managers or our Business Manager/Advisor prior to the closing date. See "- Ancillary Agreements - Indemnification Agreements" for a further discussion of these indemnification agreements.

     If the Merger is consummated, we will enter into service agreements with entities that are affiliated with Inland and which provide services necessary for our business. Certain of our officers and directors are affiliates of Inland, and have a financial interest in the entities with which we will contract to provide these services. Pursuant to these service agreements, we will agree to pay certain fees or other compensation to these entities, which may provide a financial benefit to our affiliated directors or officers. See "- Ancillary Agreements - Service Agreements" for a further discussion of these service agreements.

OPINION OF THE FINANCIAL ADVISOR

     The special committee of our Board asked Mesirow, its financial advisor, to render an opinion regarding the fairness, from a financial point of view, to the holders of our common stock other than the affiliates of Inland, our Business Manager/Advisor or the Property Managers, of the aggregate share consideration to be paid pursuant to the Merger Agreement to our Business Manager/Advisor and our Property Managers. On September 10, 2004, Mesirow delivered an opinion to the effect that, as of September 10, 2004, and based upon and subject to the assumptions, limitations and qualifications set forth in the opinion, the aggregate share consideration to be paid pursuant to the Merger Agreement to our Business Manager/Advisor and our Property Managers was fair, from a financial point of view, to the holders of our common stock; however, the fairness opinion did not apply to those stockholders who are affiliates of Inland, our Business Manager/Advisor or the Property Managers.

     The full text of Mesirow's written opinion dated September 10, 2004, which sets forth certain assumptions made, matters considered and limitations on the review undertaken is attached as APPENDIX N to this proxy statement and is incorporated herein by reference. You should carefully read the opinion in its entirety. The summary of the opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the attached opinion. Mesirow's opinion relates solely to the question of the fairness to our stockholders, from a financial point of view, of the aggregate share consideration to be paid pursuant to the Merger Agreement to our Business Manager/Advisor and our Property Managers; however, the fairness opinion did not apply to those stockholders who are affiliates of Inland, our Business Manager/Advisor or the Property Managers.

     Mesirow's opinion is addressed to the special committee and does not constitute a recommendation as to how any stockholder should vote. Mesirow's opinion does not address: (i) the relative merits of the Merger or any other business strategies or transactions with third parties considered by our Board or the effect of any such transaction, (ii) the ancillary agreements or (iii) our Board's decision to proceed with the Merger.

     The special committee selected Mesirow as its financial advisor because it is a recognized investment banking firm that has substantial experience providing strategic advisory services. As part of its investment banking services, Mesirow is regularly engaged to value private and public businesses and their securities in connection with mergers and acquisitions, competitive biddings and valuations for corporate and other purposes and acting as financial advisor in connection with other forms of strategic corporate transactions. Mesirow has performed investment banking and other services for our affiliates in the past and has been compensated for its services, including providing a fairness opinion regarding the intercompany loan provided by us to Inland American Centers, Inc. in connection with the acquisition by Inland American Centers, Inc. of certain real property in July 2003.

     In connection with the performance of its services related to the Merger, Mesirow was paid the following fees and expenses:

     - an initial, non-refundable fee of $50,000 upon our engagement of Mesirow;

     - an aggregate cash fee of $370,000 for the performance of its valuation services;

     - an aggregate cash fee of $300,000 in connection with the delivery of its fairness opinion; and

     - Mesirow was reimbursed for all out-of-pocket expenses up to $50,000 incurred by it in connection with the performance of its duties.

     ANALYSIS AND CONCLUSIONS. In conducting its analysis, and arriving at its opinion, Mesirow performed the following activities and considered such financial and other factors as it deemed relevant, including, among others, the following:

     -    Reviewed and analyzed a draft of the Merger Agreement.

     - Reviewed and analyzed certain of our historical and pro forma financial and operating data and that of our Property Managers and our Business Manager/Advisor.

     - Reviewed and analyzed certain other internal information concerning our business and operations and those of our Property Managers and our Business Manager/Advisor furnished to it by our management and the management of our Property Managers and our Business Manager/Advisor, including projections and other data.

     - Discussed the business of and prospects for, us, our Property Managers and our Business Manager/Advisor with our management and the management of our Property Managers and our Business Manager/Advisor, respectively.

     - Reviewed the advisory agreement between us and our Business Manager/Advisor.

     - Reviewed the property management agreements between us and our Property Managers.

     - Reviewed our Property Managers and our Business Manager/Advisor employing the following techniques:

               -    comparable historical merger and acquisition transactions,

               - comparable publicly traded investment and real estate management and advisory companies,

               -    a discounted cash flow analysis, and

               -    an analysis of the designated formula price.

     - Reviewed our shares offered as consideration for the Merger by the following methodologies:

               - comparable publicly traded retail real estate investment trusts,

               -    net asset value,

               -    discounted cash flow analysis, and

               -    recent share sales price.

     - Conducted such other analyses, studies and investigations, as Mesirow deemed appropriate under the circumstances for rendering its opinion.

     In preparing its opinion, Mesirow relied, without independent verification, on the accuracy and completeness of all information that was publicly available, supplied or otherwise communicated to Mesirow by us, our Property Managers and our Business Manager/Advisor and further relied upon the assurances of management that they are unaware of any facts that would make the information provided incomplete or misleading. Mesirow assumed that the financial forecasts examined by it were reasonably prepared and reflected the best current estimates and good faith judgments of our management and that of our Property Managers and our Business Manager/Advisor of our future performance and that of our Property Managers and our Business Manager/Advisor, respectively. The Mesirow opinion is necessarily based upon financial, economic, market and other conditions existing on the date of the opinion. Furthermore, Mesirow has expressed no opinion as to the price or trading range at which our shares of common stock will trade in the future. The Merger consideration was determined by the special committee and our Property Managers and our Business Manager/Advisor in arm's-length negotiations. Although Mesirow evaluated the financial terms of the Merger and participated in discussions concerning the consideration to be paid, Mesirow did not propose the specific values of our Property Managers and our Business Manager/Advisor. Instead, it established a range of prices for comparable transactions and companies and determined that the Merger consideration for our Property Managers and our Business Manager/Advisor fell within that range.

     The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or amenable to summary description. Accordingly, Mesirow believes that its analysis must be considered as a whole and that considering any portion of the analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete picture of the process underlying the Mesirow opinion. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the values of businesses are not appraisals and may not reflect the prices at which businesses may actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty and Mesirow does not assume responsibility for any future variations from such analyses or estimates. The following paragraphs summarize the significant quantitative and qualitative analyses performed by Mesirow in arriving at its opinion.

     As background for its analyses, Mesirow held extensive discussions with the special committee and with members of our senior management and that of our Property Managers and our Business Manager/Advisor regarding the history, current business operations, financial condition, future prospects and strategic objectives of us, our Property Managers and our Business Manager/Advisor.

     In evaluating our Property Managers and our Business Manager/Advisor, Mesirow was provided with income projections for the five years beginning January 1, 2004 and ending December 31, 2008. As described above in "The Merger
- Background of the Merger," we, our Property Managers and our Business Manager/Advisor agreed that the valuation for the purposes of the formula under the purchase options would not take into account the operating financials associated with any properties acquired after September 30, 2003. For such purposes, we advised Mesirow that as of September 30, 2003, we owned 243 retail properties and that these properties encompassed approximately 29.5 million gross leasable square feet. The cost of this portfolio was approximately $3.6 billion as of September 30, 2003. Therefore, with respect to the formula under the purchase options, the income stream analyzed and projected included only the properties owned and operated prior to and including September 30, 2003. Mesirow has not made an independent evaluation or appraisal of our assets or liabilities or those of our Property Managers and our Business Manager/Advisor, nor has Mesirow been furnished with any such evaluations or appraisals.

     In analyzing our Property Managers and our Business Manager/Advisor, Mesirow considered a variety of methodologies, including: (i) an analysis and comparison of recent historical transactions in which previously non-self-administered REITs have acquired an external advisor; (ii) an analysis of selected publicly traded companies that act as advisors or managers in the real estate business; (iii) a discounted cash flow analysis; and (iv) an analysis of the formula under the purchase options. As a result of this analysis, an implied range of value was produced using each of the methodologies in order to arrive at an implied global range of value that encompasses all of the methodologies used.

     Mesirow focused its analysis on the earnings before interest, taxes, depreciation and amortization (EBITDA) generated by our Property Managers and our Business Manager/Advisor as the primary valuation ratio, since, in Mesirow's view, EBITDA is a good indicator of cash flow and is readily available and comparable among companies. Mesirow did, however, consider valuation ratios other than EBITDA, including revenues and net income.

     COMPARABLE MERGER AND ACQUISITION TRANSACTIONS - MARKET APPROACH. Mesirow analyzed merger and acquisition transactions of a "like kind" that included other non-self administered REITs that have integrated outside third-party property management and advisory/business management services thereby creating a fully integrated, self-administered real estate management company. This analysis indicated the range of values that REITs have historically paid for their management companies and advisors. Mesirow noted that the comparable transaction analysis is one of the primary methods of determining implied value because it identifies, on a relative basis, the amount that companies have paid for similar entities. Mesirow explained that assuming no major changes in pricing have occurred in the marketplace, the comparable transaction approach to value can be used to determine an implied range of values for an entity based upon historical pricing of similar entities. Mesirow added that although its analysis assumed no fundamental changes in pricing, the risk of these changes were mitigated in its analysis by evaluating six years of historical transactions which allows for an adjustment for pricing trends. The analysis also assumes that, all things being equal, the market is efficient and that purchase prices are determined on the basis of historical, like kind transactions.

     Mesirow analyzed the following eleven transactions involving merger or acquisitions of real estate management/advisory companies announced since January 1997 that Mesirow deemed relevant:

     ACQUIROR/TARGET

     -    CB Richard Ellis Inc./Insignia Financial Group Inc.;

     -    Blum Capital/Groupe Bourdais;

     -    Blum Capital/CB Richard Ellis Services Inc.;

     -    Security Capital Group/Security Capital US Realty;

     -    Inland Real Estate Corp./ICPM/IREAS;

     -    CNL American Properties/CNL Fund Advisors, Inc.;

     -    Grubb & Ellis Co./Bishop Hawk Inc.;

     -    CNL Realty/CNL Realty Advisors;

     -    Asset Investors Corp./Financial Asset Management;

     -    Security Capital Industrial/SCG Realty Services, Inc.; and

     -    IndyMac Mortgage Holdings/Countrywide Asset Management Corp.

     In examining these acquisitions, Mesirow calculated the total enterprise value, or TEV, of the acquired company implied by each of these transactions as a multiple of sales and EBITDA for the latest twelve month reporting period "LTM," and calculated equity value of the acquired company implied by each of these transactions as a multiple of LTM net income. The total enterprise value of a company is equal to the value of its fully diluted common equity plus debt and the liquidation value of outstanding preferred stock, if any, minus cash and certain other assets, including minority interests in other entities. EBITDA means earnings before interest expense, taxes, depreciation and amortization.

     Mesirow's analysis of these acquisitions yielded the following ranges:

                                                                                   Equity Value/LTM
                                    TEV/LTM Sales            TEV/LTM EBITDA           Net Income
-------------------------------------------------------------------------------------------------------
Low                                      0.57x                     4.5x                    10.1x
Median                                   3.15x                     7.0x                    14.5x
High                                     7.87x                    12.5x                    20.5x

     Based on these analyses, Mesirow imputed a value for our Property Managers and our Business Manager/Advisor based on June 30, 2004 results that yielded the following range:

                                                                                   Equity Value/LTM
                                  TEV/LTM Sales             TEV/LTM EBITDA            Net Income
-------------------------------------------------------------------------------------------------------
                                                            (in millions)
Low                                    $  20                      $ 108                     $ 188
Median                                   113                        167                       289
High                                     282                        299                       382

     COMPARABLE PUBLIC REAL ESTATE MANAGEMENT AND ADVISORY ANALYSIS - MARKET APPROACH. Next, Mesirow analyzed comparable public companies that act as real property managers, advisors and asset managers. Mesirow analyzed these companies to determine the multiples that these companies trade at as a function of trailing twelve months EBITDA, trailing twelve months revenues and trailing twelve months price to earnings ratio.

     Mesirow advised the special committee that the public-comparable analysis identifies, on a relative basis, that value that investors are ascribing to these entities in the public marketplace. Assuming no major changes in pricing have occurred in the marketplace, Mesirow stated that this approach can be used to determine a range of values for an entity based on the present pricing of publicly traded comparable entities. Mesirow assumed that occasional ongoing and slight changes in pricing would occur in the marketplace, but that the market is, all things being equal, efficient with value being determined on the strength of a company's earning power and overall financial health. Mesirow analyzed the following public real estate management and advisory companies that Mesirow deemed to be comparable to our Property Managers:

     -    Grubb & Ellis,

     -    Jones Lang LaSalle; and

     -    Trammell Crow.

     To derive multiples for the real estate companies noted above, the total market capitalization and current stock price was first determined for each company. Total market capitalization is equivalent to a company's total equity plus total long-term debt outstanding, while the current stock price as of August 23, 2004 was used. These companies were analyzed using the market approach to valuation in order to determine the total market capitalization as a function of trailing twelve month earnings, trailing twelve months EBITDA and trailing twelve months revenues. The first multiple utilized was the price to earnings ratio or P/E ratio. The P/E ratio is the current stock price divided by a company's trailing twelve month earnings per share. Mesirow stated that the P/E ratio is accepted as a fundamental means of a company's valuation. The second multiple used was total market capitalization to trailing twelve months EBITDA. Mesirow noted that this multiple is computed by dividing the total market capitalization of the company by the trailing twelve months EBITDA. The last multiple used was the total market capitalization to trailing twelve months revenues ratio.

     These analyses yielded the following ranges:

                                  TEV/LTM Sales            TEV/LTM EBITDA           Price/Equity
---------------------------------------------------------------------------------------------------------
Low                                    0.15x                    10.7x                    8.0x
Median                                 0.79x                    12.9x                   20.3x
High                                   1.18x                    15.0x                   38.0x

     Mesirow advised that the multiples derived from public trading comparables are not considered a true comparable for the Property Managers' multiples because the real estate management and advisory companies used in the analysis are publicly traded companies, and investors in such companies enjoy a liquidity that investors in privately held companies do not similarly enjoy. Thus, when deriving trading multiples for private companies from public companies, a "lack of liquidity" discount should be applied. As such, Mesirow applied a commonly used range of liquidity discounts, of 5 percent, 10 percent, and 15 percent, to the above outlined multiples. This exercise yielded the following discounted ranges:

                                  TEV/LTM Sales            TEV/LTM EBITDA           Price/Equity
---------------------------------------------------------------------------------------------------------
Low                                    0.13x                     9.1x                    6.8x
Median                                 0.71x                    11.6x                   18.3x
High                                   1.12x                    14.3x                   36.1x

     Based on these analyses, Mesirow imputed a value for our Property Managers, based on June 30, 2004 LTM results, of the following range:

                                  TEV/LTM Sales             TEV/LTM EBITDA          Price/Equity
---------------------------------------------------------------------------------------------------------
                                                            (in millions)
Low                                     $  3                   $ 142                   $  64
Median                                    14                     171                     161
High                                      21                     199                     302

     COMPARABLE PUBLIC INVESTMENT MANAGERS AND ADVISORS ANALYSIS - MARKET APPROACH. Next, Mesirow analyzed companies that, like our Business Manager/Advisor, specialize in the management of large pools of assets with the bulk of their revenues coming from the advisory and asset management services. The following five companies were analyzed:

     -    Alliance Capital Management;

     -    Amvescap plc;

     -    Franklin Resources, Inc.;

     -    Janus Capital Group, Inc.; and

     -    T. Rowe Price Associates, Inc.

     Mesirow chose these five companies because they are the largest publicly traded investment managers with over 50% of their revenues generated from asset management activities, like our Business Manager/Advisor.

     These analyses yielded the following ranges:

                                  TEV/LTM Sales            TEV/LTM EBITDA           Price/Equity
---------------------------------------------------------------------------------------------------------
Low                                    0.82x                     5.1x                    3.4x
Median                                 2.42x                    11.4x                   16.3x
High                                   5.49x                    13.7x                   25.8x

     After discounting the multiples for a lack of liquidity, Mesirow obtained the following ranges:

                                  TEV/LTM Sales            TEV/LTM EBITDA           Price/Equity
---------------------------------------------------------------------------------------------------------
Low                                    0.70x                     4.3x                    2.9x
Median                                 2.18x                    10.3x                   14.7x
High                                   5.22x                    13.0x                   24.5x

     Based on these analyses, Mesirow imputed the following range of values for our Business Manager/Advisor, based on June 30, 2004 LTM results:

                                  TEV/LTM Sales            TEV/LTM EBITDA           Price/Equity
---------------------------------------------------------------------------------------------------------
                                                           (in millions)
Low                                    $  15                     $  55                   $  36
Median                                    43                       122                     174
High                                      97                       147                     276

     Combining the above analyses for our Property Managers and our Business Manager/Advisor, Mesirow imputed the following range of values for our Property Managers and our Business Manager/Advisor:

                                  TEV/LTM Sales            TEV/LTM EBITDA           Price/Equity
---------------------------------------------------------------------------------------------------------
                                                           (in millions)
Low                                    $  17                     $ 196                   $ 100
Median                                    57                       293                     336
High                                     118                       345                     578

     DISCOUNTED CASH FLOW ANALYSIS - INCOME APPROACH. Next, Mesirow estimated an implied range of values for our Property Managers and our Business Manager/Advisor based on the current value of future cash flows that they would receive in the form of management and advisory/business management fees. This income approach to valuation estimates the market value by estimating the present value of the future cash flows. Mesirow noted that the analysis is only as good as the assumptions used to determine the future cash flows, the interest rate used to discount the cash flow and the capitalization rate on the final cash flow to determine the terminal value of the future stream of cash flows on the investment. Mesirow added that, in its view, the income approach is one of the better approaches in the valuation of income-producing entities or properties because it is the primary factor considered by real estate investors and is the primary analytical tool used in determining the present value of any financial instrument which produces a set of future cash flows to value.

     In constructing its cash flow analysis, Mesirow relied upon the accuracy of the cash flow projections and growth rates supplied by management and did not independently verify the underlying assumptions. Management's projections and the income streams analyzed were based upon the investment of approximately $3,591,436,639 in properties acquired and under development through September 30, 2003. Mesirow explained that our Property Managers and our Business Manager/Advisor derive their revenue solely from fees generated from the management of our properties and advisory/business management services provided to us.

     Mesirow derived a discount rate (based on our Property Managers' and our Business Manager/Advisor's perceived cost of capital) of 10.84% which served as the mid-point of the sensitivity analysis involving the discount rates. The discount rate range applied to our Property Managers' and our Business Manager/Advisor's cash flows ranged from 8.84% to 12.84%.

     In order to capture the cash flows in perpetuity, a range of EBITDA multiples was applied to the final projected year's cash flow, which in this case is year five. Mesirow used the same EBITDA multiples described above in the comparable transaction and comparable company analysis discussed above. By applying these multiples, a terminal value was established which represents the amount a company would pay to capture the cash flows in perpetuity.

     This analysis resulted in a range of imputed aggregate values of our Property Managers and our Business Manager/Advisor of approximately $276 million to $505 million, based on June 30, 2004 LTM results.

     FORMULA ANALYSIS. Imbedded in the service agreements that we have with our Property Managers and our Business Manager/Advisor is a specified formula that serves as the basis for the option price(s) of our Property Managers and our Business Manager/Advisor to the extent that we decide to exercise an option provided in the service agreements to purchase our Property Managers and our Business Manager/Advisor. In accordance with the service agreements, if the options provided for in the service agreements are exercised, the number of shares allocable to shareholders of our Property Managers and our Business Manager/Advisor is determined as follows:

     - The annualized net income of our Business Manager/Advisor and/or our Property Managers, as the case may be, is calculated for the six month period immediately preceding the month in which we elect to exercise the purchase option, with such net income being determined pursuant to an independent audit conducted in accordance with generally accepted auditing standards.

     - Such annualized net income is then multiplied by 90% and divided by our funds from operations, or FFO, per weighted average share. FFO per weighted average share is equal to our FFO per weighted average share for the quarter, on an annualized basis, all based upon our most recent quarterly report delivered to stockholders. FFO is defined as net income determined in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of properties, plus depreciation of real property and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

     - The resulting quotient constitutes the number of shares to be issued by us in respect of the acquisition of our Business Manager/Advisor or a Property Manager.

     For the purpose of calculating the consideration to be paid by us to the shareholders of our Property Managers and our Business Manager/Advisor, we, as well as our Property Managers and our Business Manager/Advisor have agreed to not take into account the operating financials after September 30, 2003. Based on the formula, the number of shares to be received by our Property Managers and our Business Manager/Advisor is 21,118,976.

     Mesirow analyzed the implied valuation of our Property Managers and our Business Manager/Advisor using the formula, based at various points in time. This analysis yielded the following imputed valuations:

$ IN MILLIONS (ASSUMES VALUE OF
$10 PER SHARE)                                9/30/2003          3/31/2004           6/30/2004
--------------------------------------------------------------------------------------------------
Implied Value of our Property
Managers and our Business                      $ 211.2            $ 249.7             $ 252.0
Manager/Advisor

     Mesirow advised the special committee that each method of establishing the value for our Property Managers and our Business Manager/Advisor was considered separate and equal in standing. The methods were considered, with certain exceptions, independent of each other in arriving at a valuation range, which served as a benchmark for the value in connection with the proposed Merger.

     The range of value produced by each method employed was as follows:

                                    Comparable          Comparable          Discounted Cash
$ IN MILLIONS                      Transactions         Companies                Flows           Formula Analysis
---------------------------------------------------------------------------------------------------------------------
Low                                    $ 108               $ 196                  $ 276                 $ 211
Median                                 $ 167               $ 293                  $ 400                 $ 249
High                                   $ 299               $ 345                  $ 505                 $ 252

     Mesirow stated that the above range of implied value was so wide that the special committee should focus on and analyze the range of median implied values produced by each methodology. Mesirow stated that the median implied value in each analysis eliminated outlying observations and, therefore, it was logical to use the range of median implied values in order to arrive at a more likely range in which our Property Managers and our Business Manager/Advisor could be analyzed. Taking into account current market valuations and the financial results and projections, Mesirow concluded that the implied range of valuation for our Property Managers and our Business Manager/Advisor, ranged from approximately $167 million to $400 million.

     Mesirow also noted that the Merger is expected to be accretive to our FFO (as adjusted for the accounting impact the issuance of the Merger consideration will have) and that if the Merger is approved for the year 2004, our existing FFO will represent 86.5% of the total post-Merger FFO, while our current stockholders will retain 92.0% of the post-Merger equity.

     VALUATION OF OUR COMMON STOCK. Next, Mesirow performed a similar valuation analysis to establish a range of implied values attributable to our shares of common stock without giving effect to the Merger. Mesirow established this implied range of values employing five methodologies. Mesirow first analyzed a comparable group of publicly traded retail REITs based upon current FFO multiples and a private market discount. Mesirow also analyzed the same comparable group of publicly traded retail REITs based upon historical FFO multiples and a private market discount. Mesirow performed a net asset value analysis by applying a capitalization rate range which fairly reflects current market conditions to our budgeted net operating income. Mesirow also conducted discounted cash flow analysis and analyzed recent sales prices of our shares of common stock.

     CURRENT PUBLIC MARKET VALUATION ANALYSIS. Mesirow analyzed eight comparable publicly traded retail REITs to determine at what multiple their stock was trading as of August 23, 2004 compared to FFO. The following eight companies that Mesirow deemed relevant were analyzed:

     -    Developers Diversified Realty;

     -    Equity One;

     -    Heritage Property Investments;

     -    Kramont Realty Trust;

     -    Pan Pacific Retail;

     -    Saul Centers;

     -    Taubman Centers;

     -    Weingarten Realty

     These analyses yielded the following ranges:

                                                   Price/LTM FFO
             -------------------------------------------------------
               Low                                     11.0x
               Median                                  13.2x
               High                                    22.0x

     After applying a range of 5%, 10%, and 15% discounts to the multiples for a lack of liquidity, Mesirow obtained the following ranges:

                                                   Price/LTM FFO
             -------------------------------------------------------
               Low                                      9.4x
               Median                                  11.9x
               High                                    20.9x

     Mesirow then applied the range of median FFO multiples to our estimated 2003 FFO per share to determine the implied value of our common stock per share. We estimated our FFO per share for LTM June 30, 2004 to be $0.92, which did not include the effects of the Merger (which we estimated would add $0.06 per share in FFO in 2004, as adjusted for the accounting impact the issuance of the Merger consideration will have). Based on these analyses, Mesirow imputed a per share value for our shares ranging from $8.60 to $19.23, with a median of $10.93, based on June 30, 2004 LTM results.

     NET ASSET VALUE ANALYSIS. Mesirow then estimated the per share implied value of our common stock by applying a capitalization rate range to our budgeted 2004 Net Operating Income, or NOI, which fairly reflects current market conditions. For purposes of this valuation, we estimated our net operating income for 2004 to be $345.7 million. Mesirow then divided our NOI by a range of capitalization rates, with a high of 10.0%, a low of 7.0%, and a midpoint of 8.5% (capitalization rates are standard measures used in real estate to gauge relative valuation of similar properties). The resulting quotient yielded a range of estimates of our total market capitalization to be $3.4 billion to $4.8 billion and a midpoint of $4.1 billion.

     Mesirow then subtracted our total estimated outstanding debt (of $2.4 billion) from our total market capitalization to yield a range of our equity market capitalization. Mesirow then divided each equity market capitalization number by our shares of common stock outstanding (232.1 million) to yield a range of per share values of our common stock. The analysis yielded an implied value range per share of $4.09 to $10.28, with a median of $6.64.

     DISCOUNTED CASH FLOW ANALYSIS. Mesirow then performed a discounted cash flow analysis similar to the one it performed in the valuation of our Property Managers and our Business Manager/Advisor. Mesirow based its analysis on management projections from 2004 to 2008.

     Mesirow derived a discount rate (based on our cost of capital) of 7.45% which served as the mid-point of the sensitivity analysis involving the discount rates. The discount rate range applied to our cash flows ranged from 9.45% to 5.45%. Mesirow utilized a capitalization rate of 8.50% to capture the value of our cash flows in perpetuity.

     This analysis resulted in a range of imputed equity values of approximately $4.0 billion to $2.2 billion, or a per share value of $17.75 to $9.59, with a median of $13.11.

     RECENT SALES PRICE ANALYSIS. Mesirow then summarized that from February 11, 1999 to June 7, 2003 we sold a total of 213,687,349 shares of our common stock for a price of $10.00 per share. Mesirow noted that recent sales price, especially for such a significant block of shares, is a good indication of how the market would value our shares, and therefore, should be used when determining a valuation range for our shares.

     The range of per share value produced by each method employed was as follows:

                         Comparable                           Discounted Cash
                         Companies        Net Asset Value          Flows               Recent Sales Price
-------------------------------------------------------------------------------------------------------------
Low                        $  8.60              $  4.09                 $  9.59                   N/A
Median                     $ 10.93              $  6.64                 $ 13.11                 $ 10.00
High                       $ 19.23              $ 10.28                 $ 17.75                   N/A

     CONCLUSION. Mesirow advised the special committee that each method of establishing the value for our Property Managers and our Business Manager/Advisor was considered separate and equal in standing. The methods were considered, with certain exceptions, independent of each other in arriving at a valuation range, which served as a benchmark for the value in connection with the proposed Merger.

     Mesirow concluded that the aggregate share consideration to be paid pursuant to the Merger Agreement to our Business Managers/Advisors and our Property Managers is fair, from a financial point of view, to our stockholders; however, the fairness opinion did not apply to those stockholders who are affiliates of Inland, our Business Manager/Advisor or the Property Managers.

FEDERAL TAX CONSEQUENCES

     The following discussion summarizes the material federal income tax consequences in connection with the Merger to a stockholder of ours who is a U.S. citizen or resident or that is a tax exempt organization. Duane Morris LLP, our counsel, has reviewed the following discussion and believes that it fairly summarizes the federal income tax considerations that are likely to be material to our stockholders. Such discussion is based on current law. The discussion is not exhaustive of all possible tax considerations, nor does the discussion give a detailed description of any state, local, or foreign tax considerations. This discussion does not describe all of the aspects of federal income taxation that may be relevant to a stockholder in light of his or her particular circumstances or to certain types of stockholders (including insurance companies, financial institutions or broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. No ruling has been or will be requested from the Internal Revenue Service.

     EACH STOCKHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC CONSEQUENCES TO HIM OR HER OF THE OWNERSHIP OF COMMON STOCK IN AN ENTITY THAT HAS ELECTED TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST, INCLUDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF SUCH OWNERSHIP AND ELECTION AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

     GENERAL. We expect to continue to be taxed as a REIT for federal income tax purposes. We believe that we were organized, have operated and, assuming consummation of the Merger, will continue to operate after the Merger in such a manner as to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code, and we intend to continue to operate in such a manner. No assurance, however, can be given that we will continue to operate in a manner so as to remain qualified as a REIT.



     In the opinion of our counsel, assuming that (i) we have qualified to be taxed as a REIT under the Internal Revenue Code for each of our taxable years from and including the first year for which we made the election to be taxed as a REIT; (ii) the assumptions and representations referred to below are true upon and following the Merger, including that we will not succeed to any earnings and profits of the merged companies; (iii) the Merger will be consummated in conformity with the requirements for our continued qualification and taxation as a REIT and will close as soon as practicable on or after December 20, 2004;
and (iv) following the Merger, surviving corporations will operate in accordance with the terms described herein, following the Merger, we should continue to qualify as a REIT for our current and subsequent taxable years.
This analysis is based on certain assumptions relating to our organization and operation and that of IRREAS, ISEPMC, IMAMC and ISMC and is conditioned upon certain representations made by us as to certain factual matters relating to the Merger and the intended manner of our operation after the Merger and the operation of the surviving corporations. The opinion is further conditioned upon us not otherwise being allocated more non-qualifying income than is consistent with the 95 percent gross income test. Our counsel is not aware of any facts or circumstances that are inconsistent with these assumptions and representations. Unlike a tax ruling, an analysis of counsel is not binding on the IRS, and no assurance can be given that the IRS will not challenge our status as a REIT for federal income tax purposes. Our qualification and taxation as a REIT has depended and will depend upon, among other things, our ability to meet on a continuing basis, through ownership of assets, actual annual operating results, receipt of qualifying real estate income, distribution levels and diversity of stock ownership, the various qualification tests imposed under the Internal Revenue Code discussed below.
See "- Failure to Qualify" below.

     The following is a summary of all material considerations concerning applicable Internal Revenue Code sections that affect the Merger. These sections of the Internal Revenue Code are highly technical and complex. This summary is qualified in its entirety by the applicable Internal Revenue Code provisions, rules and regulations promulgated thereunder, which we refer to as the Treasury Regulations, and administrative and judicial interpretations thereof as currently in effect. There is no assurance that there will not be future changes in the Internal Revenue Code, Treasury Regulations or administrative or judicial interpretations thereof that could adversely affect our ability to continue to qualify as a REIT or adversely affect the taxation of our stockholders or that could further limit the amount of income we may derive from the management and development activities to be performed after the Merger.

     NONTAXABLE MERGER. In general, statutory mergers and other types of acquisition transactions can qualify as "tax-free reorganization" if the rules in the Internal Revenue Code are met. Under Section 368(a)(1)(A) of the Internal Revenue Code, a transaction that qualifies as a statutory merger or consolidation of one entity into another in which the stock of the surviving entity is in this consideration will qualify as a tax-free organization. In addition, other provisions allow for tax-free treatment if specific rules are met.

     Under Section 368(a)(2)(E), a merger of a target corporation into a wholly owned subsidiary of a parent corporation in which the shareholders of the target receive stock in the parent will qualify as a tax-free reorganization so long as
(i) the reorganization is a statutory merger or consolidation; (ii) after the merger, the target corporation and substantially all of its properties and those of the entity with which it merged will be owned by the target; and (iii) shareholders of the surviving target corporation receive voting stock from the merger which represents at least 80% of the consideration for the merger. In this situation, IRREAS, ISEPMC, IMAMC and ISMC will constitute the target corporations and IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc. and IRRETI Acquisition 4, Inc. will constitute our wholly owned subsidiaries. Although in form the transactions described herein appear to be subject to Section 368(a)(2)(E), certain IRS pronouncements seem to indicate the fact that IRREAS, ISEPMC, IMAMC and ISMC will be "qualified REIT subsidiaries" will result in the application of Section 368(a)(1)(A). In statutory mergers, the stockholders and creditors of the transferor corporation automatically become stockholders and creditors of the surviving corporation by operation of state law. The Merger will be executed in accordance with the Illinois Business Corporation Act of 1983, as amended, and the Delaware General Corporation Law, as amended, and our Sponsor and the manager shareholders will receive shares of our voting common stock. While the Merger is, for state law purposes, a merger into IRREAS, ISEPMC, IMAMC and ISMC, by virtue of the mandate of Section 856(i) to ignore the separate corporate existence of qualified REIT subsidiaries, as applied by the IRS in several private letter rulings (which are not directly applicable to us and which are not valid precedent under IRS rules), the Merger will be treated for federal income tax purposes as being directly into us.

     In addition to satisfying the statutory provisions of the Internal Revenue Code, a reorganization must comply with several subjective tests in order to be considered "tax-free," including the continuity-of-interest doctrine set out in section 1.368-1(b) of the Treasury Regulations, which requires that there be certain continuity of interest on the part of the transferor corporation or its stockholders. The shares of common stock being issued as consideration for the Merger may not be sold, transferred or otherwise disposed of to entities not in Inland's affiliated group, except pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, or in accordance with an opinion of counsel satisfactory to us that an exemption from registration is available. Additionally, we may, unless a registration statement is in effect covering the shares of our common stock issued in consideration for the Merger, place stop transfer orders with our transfer agents with respect to any shares transferred. In addition, the reorganization must comply with the continuity of business enterprise test which requires the survivor of a merger to carry-on the historic business of the predecessor. IRREAS, ISEPMC, IMAMC and ISMC will continue to carry-on their operations as our wholly owned subsidiaries, and therefore this test should be met. Based upon the foregoing, in the opinion of our counsel, the consummation of the Merger should not be a taxable event for federal income tax purposes to us or any of our existing stockholders.

     Should any of the assumptions or representations upon which the tax opinion described above is based prove inaccurate, the transactions described herein may not qualify as tax-free reorganizations under the Internal Revenue Code. In addition, the aforementioned tax opinion is not binding upon the IRS, which may challenge the qualification of the transactions as tax-free reorganizations. If the Merger fails to qualify as tax-free reorganizations, it would instead be treated as a taxable sale by IRREAS, ISEPMC, IMAMC and ISMC of their assets to us in exchange for our voting common stock, followed by a distribution of such stock to the shareholders of IRREAS, ISEPMC, IMAMC and ISMC in complete liquidation. While we would not directly recognize gain or loss as a result of the failure of the Merger to qualify as tax-free reorganizations, we would succeed to the tax liabilities of IRREAS, ISEPMC, IMAMC and ISMC just as we would succeed to any other liabilities thereof. In addition, this would cause us to have "earnings and profits" from periods when we were not a REIT and could, based on the discussion below, cause us to fail to qualify as a REIT for federal income tax purposes.

     BUILT-IN GAIN RULES. Under the "Built-in Gain Rules" of Notice 88-19, 1988-1 C.B. 486, and Temporary Regulations issued thereunder, we will be subject to a corporate tax if we dispose of any of the assets acquired from IRREAS, ISEPMC, IMAMC and ISMC in the Merger during the 10-year period beginning at the closing date, which we refer to as the restriction period. This tax is imposed at the top regular corporate rate (currently 35%) on the excess of (i) the lesser of (a) the fair market value at the closing date of the assets disposed of and (b) the selling price of such assets over (ii) our adjusted basis at the closing date in such assets, such excess being referred to as the built-in gain. We do not intend to dispose of any of the assets acquired in the Merger during the restriction period. However, on such a disposition, if the fair market value of the asset sold at the closing date exceeded the basis therein, we would be taxed at the time of the disposition on the resulting gain at the top corporate rate under the Built-in Gain Rules.

     The results described above with respect to the recognition of built-in gain assume that we will make a certain election pursuant to the Built-in Gain Rules in accordance with Section 337(d) of the Internal Revenue Code and the Treasury Regulations thereunder. Pursuant to the Merger Agreement, we are required to make this election, and we will promptly file such election to prevent adverse tax consequences in the year of the Merger. If we do not make this election, we will be taxed on the built-in gain at the closing date at regular corporate tax rates.

     QUALIFIED REIT SUBSIDIARY. A REIT is permitted to have a wholly owned subsidiary, also referred to as a qualified REIT subsidiary, provided that such subsidiary satisfies certain conditions. A qualified REIT subsidiary is not treated as a separate entity for federal income tax purposes. Rather, all of the assets, liabilities and items of income, deduction and credit of a qualified REIT subsidiary are treated as if they were those of the REIT. Following the Merger, IRREAS, ISEPMC, IMAMC and ISMC will be our qualified REIT subsidiaries, and the assets, liabilities and items of income of each will be treated as our assets, liabilities and items of income. Based on the foregoing, it is the opinion of our counsel that, following the Merger, each of IRREAS, ISEPMC, IMAMC and ISMC will constitute a qualified REIT subsidiary.

     CONSEQUENCES OF MERGER ON OUR QUALIFICATION AS A REIT - EARNINGS AND PROFITS DISTRIBUTION REQUIREMENTS. A REIT is not permitted to have accumulated earnings and profits attributable to a non-REIT year. A REIT has until the close of its first taxable year in which it has non-REIT earnings and profits to distribute such earnings and profits. In a corporate reorganization qualifying as a tax-free statutory merger, the acquired corporation's earnings and profits are carried over to the surviving corporation, and any earnings and profits treated as having been acquired by a REIT through such a merger will be treated as accumulated earnings and profits of the REIT attributable to non-REIT years. Accordingly, any earnings and profits of IRREAS, ISEPMC, IMAMC and/or ISMC will carry over to us and be treated as earnings and profits attributable to non-REIT years. If we do not make distributions in accordance with the rules set forth below, we could lose our status as a REIT for federal income tax purposes.

     The amount of earnings and profits of IRREAS, ISEPMC, IMAMC and ISMC acquired by us, which we refer to as acquired earnings, will be based on the earnings and profits of each immediately prior to the effective time. Based on the law existing as of the date hereof, we believe that we should not receive or be deemed to receive any earnings and profits from the Merger. In addition, IRREAS, ISEPMC, IMAMC and ISMC believe that they have no earnings and profits to which we will succeed and have represented that their aggregate earnings and profits do not exceed $1,000,000. Based on such assumptions, and the most reasonable interpretation of the existing law, it appears that IRREAS, ISEPMC, IMAMC and ISMC will have no earnings and profits as of the effective time.

     If it is later determined that IRREAS, ISEPMC, IMAMC and/or ISMC had earnings and profits at the effective time, we could maintain our status as a REIT if we distribute an amount equal to the acquired earnings before the close of the current taxable year. Only those distributions which are sourced to the acquired earnings will be treated as reducing such earnings and profits. To distribute the acquired earnings, we must distribute (or be deemed to distribute) during 2004 the sum of all of our current earnings and profits and any accumulated earnings and profits, and then the amount of the acquired earnings. Because our distributions have exceeded our REIT taxable income (determined prior to the dividends paid deduction) in each year of our existence and are expected to exceed such amount in this year, we have no earnings and profits, either from current periods or from prior periods and therefore, all distributions should first reduce acquired earnings to the extent any exist. In addition, our Board intends to declare that all distributions will first reduce acquired earnings, and then will reduce subsequent earnings and profits. We believe that this approach should prevent us from losing our status as a REIT for federal income tax purposes due to the application of these rules.

     The calculation of the amount of acquired earnings is subject to challenge by the IRS. The IRS may examine prior tax returns and propose adjustments to increase the taxable income of IRREAS, ISEPMC, IMAMC and/or ISMC, thereby increasing the amount of the acquired earnings. If the IRS determines that we have not distributed all of the acquired earnings prior to the end of 2004, we will fail to qualify as a REIT for such year. However, we may make an additional distribution within 90 days of such determination by the IRS to distribute the acquired earnings and would be required to pay to the IRS an interest charge based on 50% of the amount not previously distributed. If such additional distribution is made, we would retain our REIT status for all periods from 2004 through the year of such distribution notwithstanding our failure to have timely distributed the acquired earnings.

     FAILURE TO QUALIFY. If we fail to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, we will be subject to tax (including any applicable corporate alternative minimum tax) on our taxable income at regular corporate rates. We will not be able to deduct distributions to stockholders in any year in which we fail to qualify as a REIT, nor will they be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to stockholders will be taxable to them as ordinary income, and, subject to certain limitations of the Internal Revenue Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, we will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances we would be entitled to such statutory relief.

REGULATORY MATTERS

     We are not aware of any license or regulatory permit which is material to the business of our company, our Property Managers or our Business Manager/Advisor and which is likely to be adversely affected by the consummation of the Merger or of any material approval or other action by any state, federal or foreign government agency that would be required prior to the consummation of the Merger, other than the filing of a certificate of merger with the Delaware Secretary of State with respect to each constituent merger and, with respect to the merger of IRRETI Acquisition 1 with and into IRREAS, the acceptance for recording of articles of merger by the Illinois Secretary of State, or compliance with any applicable federal or state securities laws.

RISKS OF THE MERGER TO US AND OUR STOCKHOLDERS

CERTAIN OF OUR OFFICERS AND DIRECTORS HAVE POTENTIAL CONFLICTS OF INTEREST.

     Certain of our directors and officers have interests in connection with the Merger, our Property Managers and our Business Manager/Advisor that are different from, and may potentially conflict with, the interests of us and our stockholders. In particular, all of our current executive officers and one of our current directors are also executive officers and/or directors of our Property Managers and/or our Business Manager/Advisor. If the Merger is consummated, we will enter into a consulting agreement with Robert Parks, our current chairman and chief executive officer, and an employment agreement with Barry Lazarus, our current president and chief operating officer who does not currently have an employment agreement. In addition, Mr. Parks is a shareholder of one or more of our Property Managers and our Business Manager/Advisor, and Mr. Lazarus is a shareholder of one or more of our Property Managers, and as such these individuals will receive shares of our common stock as consideration in the Merger. These individuals may receive substantial benefits in the Merger that would not be received by our stockholders.

WE MAY COMPETE WITH OUR AFFILIATES FOR PROPERTIES.

     Certain of our affiliates could seek to acquire properties that, while not directly in our industry segment, could satisfy our acquisition criteria. For example, Acquisitions, which provides property acquisition services to us, also provides these services to other entities, including REITs, that are Inland affiliates. Although we will enter into a property acquisition service agreement with Acquisitions whereby we will be granted a right of first offer to acquire, on a priority basis relative to the other entities for which Acquisitions provides similar services, certain retail, mixed-use and single-user properties located east of the Mississippi River in the continental United States, but excluding that portion of such geographical area located within 400 miles of Oak Brook, Illinois, we compete with such other entities, including REITs, to which Acquisitions provides services for properties located outside the area covered by our right of first offer.

OUR FUNDS FROM OPERATIONS MAY DECREASE IN THE YEAR IN WHICH THE MERGER IS CONSUMMATED.

     Our funds from operations in the year the merger is consummated may decrease as a result of the non-cash charge we will incur for the portion of the Merger consideration that pertains to the costs of terminating the master property management agreements and amortization related to certain other aspects of Merger-related transactions. After termination of the advisory agreement and the master property management agreements, we will no longer incur certain fees previously paid to our Business Manager/Advisor or our Property Managers. Our expenses will include the salaries and benefits of our officers and the other employees previously paid for by our Business Manager/Advisor and our Property Managers, a portion of which we now reimburse under the advisory agreement and the property management agreements. Further, our funds from operations will decrease in the year the Merger is consummated due to the additional expenses recognized. If the Merger is not consummated, the amount of the fees payable to our Business Manager/Advisor or our Property Managers will depend on a number of factors, including the amount of additional equity, if any, that we are able to raise, the number of properties that we are able to purchase and the profitability of our business. Therefore, the exact amount of future fees that we would pay to our Business Manager/Advisor or our Property Managers cannot be estimated with certainty. If the expenses we assume as a result of the Merger are higher than we anticipate, our funds from operations may be lower as a result of the Merger than they otherwise would have been.

WE MAY BE EXPOSED TO RISKS TO WHICH WE HAVE NOT HISTORICALLY BEEN EXPOSED.

     The Merger will expose us to risks to which we have not historically been exposed. Our overhead, on a consolidated basis, will increase as a result of becoming self-advised and self-managed. If we fail to raise and/or invest additional capital, we may not be able to cover this new overhead. Under the current advisory agreement, the responsibility for such overhead is borne by our Business Manager/Advisor. Under the current property management agreements, the responsibility for related overhead is borne by the respective Property Managers.

     At present, we have only one employee, Barry Lazarus. As a result of the Merger, we will directly employ persons who are currently employees of our Business Manager/Advisor or one of the Property Managers and may establish new benefit plans. As an employer, we will be subject to those potential liabilities that are commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances and we will bear the costs of the establishment and maintenance of such plans, if established.

THE MERGER MIGHT CAUSE US TO LOSE OUR REIT STATUS FOR TAX PURPOSES.

     In order to maintain our status as a REIT for federal income tax purposes, we are not permitted to have current or accumulated earnings and profits carried over from our Business Manager/Advisor or our Property Managers. Prior to the Merger the Business Manager/Advisor and each Property Manager will distribute all of its estimated current and accumulated earnings and profits to its stockholders. Additionally, our Business Manager/Advisor has represented that our Business Manager/Advisor will not have any current or accumulated earnings and profits as of the effective time of the Merger. Similarly, each Property Manager has represented that each Property Manager will not have any current or accumulated earnings and profits as of the effective time of the Merger. Nevertheless, if the IRS were to successfully assert that we did acquire current or accumulated earnings and profits from our Business Manager/Advisor or any of our Property Managers and failed to distribute, during our taxable year in which the Merger occurs, all of such earnings and profits, we could lose our REIT qualification for the year of the Merger, any other taxable years during which we held such acquired earnings and profits and the four taxable years following any such year, unless, in the year of such determination, we make an additional distribution of the amount of earnings and profits determined to be acquired from our Business Manager/Advisor or any of our Property Managers plus any required interest charge. In order to make such an additional distribution, we could be required to borrow funds or sell assets even if prevailing market conditions were not generally favorable. For any taxable year that we fail to qualify as a REIT, we would not be entitled to a deduction for dividends paid to our stockholders in calculating our taxable income. Consequently, our net assets, our earnings, and our distributions to our stockholders would be reduced because of our increased tax liability.

AFTER THE MERGER WE WILL BE DEPENDENT ON OUR OWN EXECUTIVES AND EMPLOYEES.

     We rely on a small number of persons who comprise our existing senior management, particularly Mr. Lazarus, to carry out our business and investment strategies. While we will enter into employment agreements with Mr. Lazarus and certain other individuals if the Merger is consummated, they may nevertheless cease to provide services to us at any time. The loss of the services of any of our key management personnel, or our inability to recruit and retain qualified personnel in the future, could have an adverse effect on our business and financial results. As we expand, we will continue to need to attract and retain qualified additional senior management, but may not be able to do so on acceptable terms.

                           THE BOARD'S RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

                                       FOR

             THE RATIFICATION OF OUR ENTRY INTO THE MERGER AGREEMENT
                    AND APPROVAL OF THE CONTEMPLATED MERGER.

VOTE REQUIRED

     Provided a quorum is present, the affirmative vote of the holders of more than 50% of the shares voted at our 2004 Annual Meeting other than shares held by, or held by an affiliate of, our interested directors, Inland, our Sponsor or certain shareholders of our Property Managers, is required to ratify our entry into the Merger Agreement and our approval of the Merger as set forth above. For purposes of the vote on the approval, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

                       AMENDMENT OF OUR GOVERNING CHARTER

     PROPOSAL NO. 4: TO AMEND AND RESTATE OUR FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT TO REMOVE REFERENCES TO "ADVISOR" OR "SPONSOR" OR PROVISIONS GOVERNING OUR RELATIONSHIP WITH OUR "ADVISOR" OR "SPONSOR."

OUR CHARTER

     Our Fourth Articles of Amendment and Restatement, as amended, on file with the Secretary of State of the State Maryland, governs our corporate activities. Currently, our charter contemplates us being advised and managed by a third party advisor and property manager. If you ratify our entry into the Merger Agreement and our approval of the Merger and the conditions to the Merger are met, we will have accomplished the most significant step in achieving our goal of being a self-administered REIT. Accordingly, our Board has adopted an amended and restated charter to ensure that our corporate governance instruments properly reflect the effects of our changing operating structure, by eliminating references in our Articles to "Advisor" or "Sponsor" or provisions governing our relationship with an "Advisor" or a "Sponsor."

     Before you decide how to vote, you should read our charter, which we have included as APPENDIX O. We have marked APPENDIX O to show the proposed additions and deletions.

                           THE BOARD'S RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

                                       FOR

             THE AMENDMENT AND RESTATEMENT OF OUR GOVERNING CHARTER

VOTE REQUIRED

     Provided a quorum is present, the affirmative vote of at least two thirds of the shares of our common stock issued and outstanding is required to approve the amendment of our charter as set forth above. For purposes of the vote on the approval, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

                          DESCRIPTION OF OUR SECURITIES

     We are currently authorized to issue 290,000,000 shares of capital stock comprised of 280,000,000 shares of common stock, $.01 par value per share, and 10,000,000 shares of preferred stock, $.01 par value per share. As of the record date, we have issued 10,000,000 shares of common stock, reserved 10,050,000 shares of common stock for issuance pursuant to the exercise of options or warrants granted by us and reserved an additional 50,000,000 shares of common stock for issuance pursuant to our Distribution Reinvestment Program.

     Stockholders have no preemptive rights to purchase or subscribe for our securities, and our common stock is not convertible or subject to redemption at our option. Each share of common stock is entitled to one vote and shares do not have cumulative voting rights. Subject to the rights of the holders of any class of our capital stock having any preference or priority over our common stock, our common stockholders are entitled to distributions in such amounts as may be declared by our Board from time to time out of funds legally available for such payments and, in the event of liquidation, to share ratably in any of our assets remaining after payment in full of all creditors and provisions for any liquidation preferences on any outstanding preferred stock. We may, at the discretion of our Board, authorize the listing of our common stock on a national securities exchange or market.

     Our Board, without further action by our stockholders, is authorized to issue up to 10,000,000 shares of preferred stock in one or more series and to determine and fix, as to any series, all the relative rights and preferences of shares including, without limitation, preferences, limitations or relative rights with respect to redemption rights, conversion rights, if any, voting rights, if any, dividend rights and preferences on liquidation.

                  SELECTED HISTORICAL FINANCIAL DATA OF IRRETI

                      INLAND RETAIL REAL ESTATE TRUST, INC.

           For the six months ended June 30, 2004 and the years ended
                  December 31, 2003, 2002, 2001, 2000 and 1999

                                   (unaudited)

                                           June 30, 2004           2003               2002
                                           -------------           ----               ----
Total assets                              $ 4,267,042,870    $ 4,070,027,532    $ 1,767,688,359

Mortgages payable                           2,215,590,236      2,027,896,878        675,621,971

Total income                                  230,572,556        317,828,464        116,010,766

Net income                                     37,710,996         69,836,314         27,495,286

Net income per common share, basic and
diluted (a)                                           .17                .36                .39

Distributions declared                         93,266,206        160,350,811         58,061,491

Distributions paid                             93,521,426        152,887,707         52,156,246

Distributions per common share (a)                    .41                .83                .83

Funds from operations (a) (b)                 103,043,103        151,716,155         55,374,320

Cash flows provided by operating
activities                                    125,932,238        149,081,183         55,594,392

Cash flows used in investing activities      (230,152,063)    (2,086,115,187)      (851,248,937)

Cash flows provided by financing
activities                                    126,031,278      1,898,480,729        906,097,333

Weighted average number of common
shares outstanding, basic and diluted         225,950,871        192,874,787         70,243,809

                                                2001               2000               1999
                                           -------------           ----               ----
Total assets                              $   631,587,819    $   218,187,913    $   143,988,136

Mortgages payable                             313,499,312        108,399,911         93,099,852

Total income                                   37,754,763         22,123,913          6,030,093

Net income                                      7,992,643          2,060,514            167,996

Net income per common share, basic and
diluted (a)                                           .37                .24                .07

Distributions declared                         17,491,342          6,615,454          1,396,861

Distributions paid                             15,963,434          6,098,704          1,065,394

Distributions per common share (a)                    .81                .77                .72

Funds from operations (a) (b)                  16,344,942          6,646,778          1,397,319

Cash flows provided by operating
activities                                     17,426,634          5,364,584          2,647,680

Cash flows used in investing activities      (303,285,568)       (67,068,173)       (34,426,975)

Cash flows provided by financing
activities                                    285,728,779         71,498,936         46,446,459

Weighted average number of common
shares outstanding, basic and diluted          21,682,783          8,590,250          2,522,628

     The above selected financial data should be read in conjunction with the consolidated financial statements and related notes incorporated by reference in this proxy statement.

(a) The net income and distributions per share are based upon the weighted average number of common shares outstanding. See Footnote (b) below for information regarding our calculation of FFO. Our distribution of current and accumulated earnings and profits for Federal income tax purposes are taxable to stockholders as ordinary income. Distributions in excess of these earnings and profits generally are treated as a non-taxable reduction of the stockholder's basis in the shares to the extent thereof (a return of capital), and thereafter as taxable gain. The distributions in excess of earnings and profits will have the effect of deferring taxation on the amount of the distribution until the sale of the stockholder's shares. In order to maintain our qualification as a REIT, we must make annual distributions to stockholders of at least 90% of our taxable income. REIT taxable income does not include net capital gains. Under certain circumstances, we may be required to make distributions in excess of cash available for distribution in order to meet the REIT distribution requirements. Distributions are determined by our Board and are dependent on a number of factors, including the amount of funds available for distribution, our financial condition, any decision by the Board to reinvest funds rather than to distribute the funds, our need for capital expenditures, the annual distribution required to maintain REIT status under the Internal Revenue Code, and other factors the Board may deem relevant.

(b) One of our objectives is to provide cash distributions to our stockholders from cash generated by our operations. Cash generated from operations is not equivalent to our net operating income as determined under accounting principles generally accepted in the United States of America (GAAP). Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts or NAREIT, an industry trade group, has promulgated a standard known as "Funds from Operations" (FFO), which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization of real property, after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest. We have adopted the NAREIT definition for computing FFO because management believes that, subject to the following limitations, FFO provides a basis for comparing our performance and operations to those of other REITs. The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO, whereas items that are expensed reduce FFO. Consequently, our presentation of FFO may not be comparable to other similarly-titled measures presented by other REITs. FFO is not intended to be an alternative to "Net Income" as an indicator of our performance nor to "Cash Flows from Operating Activities" as determined by GAAP as a measure of our capacity to pay distributions. We use FFO to compare our performance to that of other REITs in our peer group. Additionally, we use FFO in conjunction with our acquisition policy to determine investment strategy. FFO is calculated as follows:

                              Six Months
                                   Ended
                           June 30, 2004        2003           2002             2001            2000           1999
                           -------------        ----           ----             ----            ----           ----
Net income                 $  37,710,996   $  69,836,314   $  27,495,286   $   7,992,643   $   2,060,514   $     167,996
Depreciation                  56,304,994      75,828,646      26,602,045       8,324,023       4,581,748       1,229,323
Amortization related to
   investment properties       9,027,113       6,051,195       1,276,989          28,276           4,516              --
                           -------------   -------------   -------------   -------------   -------------   -------------
Funds From Operations      $ 103,043,103   $ 151,716,155   $  55,374,320   $  16,344,942   $   6,646,778   $   1,397,319
                           =============   =============   =============   =============   =============   =============

       SELECTED HISTORICAL FINANCIAL DATA OF OUR BUSINESS MANAGER/ADVISOR

       FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND THE CALENDAR YEARS ENDED
                  DECEMBER 31, 2003, 2002, 2001, 2000 AND 1999

                                   (UNAUDITED)

                                June 30,
                                  2004            2003             2002             2001             2000            1999
                             --------------------------------------------------------------------------------------------------
Total assets                 $  13,867,916    $  12,537,550    $   4,014,914    $     638,411    $     512,376   $     762,153
Total income                     9,899,507       17,061,974        6,639,762          554,374          393,158         695,161
Net income                       5,601,334        9,430,905        3,228,135            9,690           82,547           7,231
Net income per common
  share, basic and diluted           5,601            9,431            3,228               10               83               7
Dividends declared and
  paid                           7,700,000        1,300,000          950,000               --               --              --
Dividends per common
  share                              7,700            1,300              950               --               --              --

Cash flows provided by
  used in) operating
  activities                     7,668,509         (189,276)       2,340,189           (6,884)          99,298           8,790
Cash flows provided by
  investing activities               1,045           16,600           16,615              694               --              --
Cash flows provided by
  used in) financing
  activities                    (7,700,000)      (1,300,000)        (950,000)              --               --           1,000

Weighted shares
  outstanding                        1,000            1,000            1,000            1,000            1,000           1,000

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
          FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OUR BUSINESS
                                MANAGER/ADVISOR

OVERVIEW

     IRREAS was formed in 1998 and serves as the business manager and advisor to IRRETI. IRREAS earns an advisory fee based on the annual net asset value of IRRETI. The current fee rate paid to IRREAS is 1.0%. The fee rate is determined and set forth in the advisory agreement between IRREAS and IRRETI, which rate cannot exceed 1% annually of IRRETI's net asset value. The quarterly net asset value is computed by taking the average of the net asset value at the end of each month within the quarter. Net asset value is defined in the advisory agreement as the total book value of the assets invested reduced by any mortgages payable related to the respective assets. The fee is payable on a quarterly basis in an amount equal to 1/4 of 1.0% of the net asset value. All amounts due as of December 31, 2003 have been collected in 2004. Advisory fees are the primary source of income for IRREAS.

SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

     IRREAS recognizes advisory fees in the period in which it performs the services.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

     IRREAS is included in the consolidated Federal and combined unitary state income tax returns of its ultimate parent company. IRREAS accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, ACCOUNTING FOR INCOME TAXES.

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

INVESTMENT IN A REAL ESTATE INVESTMENT TRUST

     IRREAS has accounted for its investment in IRRETI using the equity method of accounting whereby it records its share of earnings as income from investment in real estate investment trust and records the dividends received as a reduction of its investment.

RESULTS OF OPERATIONS

     Below is a discussion of the results from operations of IRREAS for the six months ended June 30, 2004, and the twelve months ended December 31, 2003, 2002 and 2001.

     Substantially all of the income of IRREAS is derived from the fees paid by IRRETI for business management and advisory services. The expenses of IRREAS are primarily comprised of general and administrative expenses related to the operations of IRREAS, such as rent, telephone, legal and accounting fees. Both income and expenses for IRREAS are proportional to and vary based on the number of properties owned by IRRETI. An increase in the number of properties we own will cause proportionate increases in net asset value and the advisory fee and, at the same time, such an increase in the number of properties we own will also increase expenses as more personnel are needed to provide business management and advisory services with respect to a greater number of properties, which increases the amount of rental space occupied and telephone usage.

RESULTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 AS COMPARED TO JUNE 30, 2003

     Net income for the six months ended June 30, 2004 was $5,601,334 as compared to $4,075,524 for the six months ended June 30, 2003. The change in net income is described in more detail below. The following tables include certain selected financial information for the six months ended June 30, 2004 and 2003. This data should be read in conjunction with the financial statements of IRREAS, including the notes thereto, included elsewhere in this proxy statement.

                                                           FOR THE SIX MONTHS ENDED

                                                    JUNE 30, 2004             JUNE 30, 2003
                                                    -------------             -------------
Total income..................................        $ 9,899,507               $ 7,579,520
Total expenses................................        $   732,021               $   909,268
Net income before income taxes ...............        $ 9,167,486               $ 6,670,252
Income tax expense ...........................        $ 3,566,152               $ 2,594,728
Net income ...................................        $ 5,601,334               $ 4,075,524

     The following discussion relating to changes in the results of operations of IRREAS includes only certain of those line items within its statements of operations for which there was a material change between the six month periods ended June 30, 2004 and 2003.

     For the six month period ended June 30, 2004, the income of IRREAS increased to $9,899,507 from $7,579,520 during the same period in 2003. The increase was attributable to an increase in the number of properties we own and the resulting proportionate increases in our net asset value and the advisory fee received by IRREAS.

     Total expenses decreased from $909,268 to $732,021, a decrease of $177,247, for the six month period ended June 30, 2004, as compared to the same period in 2003. The increase was primarily attributable to an increase in rent and telephone expense due to an increase in the number of personnel required to provide business and advisory services.

RESULTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 AS COMPARED TO DECEMBER 31, 2002

     Net income for the twelve months ended December 31, 2003 was $9,430,905 as compared to $3,228,135 for the twelve months ended December 31, 2002. The change in net income is described in more detail below. The following tables include certain selected financial information for the twelve months ended December 31, 2003 and 2002. This data should be read in conjunction with the financial statements of IRREAS, including the notes thereto, included elsewhere in this proxy statement.

                                                            FOR THE TWELVE MONTHS ENDED

                                                    DECEMBER 31, 2003         DECEMBER 31, 2002
                                                    -----------------         -----------------
Total income..................................           $ 17,061,974               $ 6,639,762
Total expenses................................           $  1,626,778               $ 1,356,399
Net income before income taxes ...............           $ 15,435,196               $ 5,283,363
Income tax expense ...........................           $  6,004,291               $ 2,055,228
Net income ...................................           $  9,430,905               $ 3,228,135

     The following discussion relating to changes in the results of operations of IRREAS includes only certain of those line items within its statements of operations for which there was a material change between the twelve month periods ended December 31, 2003 and 2002.

     For the twelve months ended December 31, 2003, the income of IRREAS increased to $17,061,974 from $6,639,762 during the same period in 2002. The increase was attributable to an increase in the number of properties we own and the resulting proportionate increases in our net asset value and the advisory fee received by IRREAS.

     Total expenses increased from $1,356,399 to $1,626,778, an increase of $270,379, for the twelve month period ended December 31, 2003, as compared to the same period in 2002. The increase was primarily attributable to an increase in rent and telephone expense due to an increase in the number of personnel required to provide business and advisory services.

RESULTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002 AS COMPARED TO DECEMBER 31, 2001

     Net income for the twelve months ended December 31, 2002 was $3,228,135 as compared to $9,690 for the twelve months ended December 31, 2001. The change in net income is described in more detail below. The following tables include certain selected financial information for the twelve months ended December 31, 2002 and 2001. This data should be read in conjunction with financial statements of IRREAS, including the notes thereto.

                                                             FOR THE TWELVE MONTHS ENDED

                                                      DECEMBER 31, 2002        DECEMBER 31, 2001
                                                      -----------------        -----------------
Total income..................................             $  6,639,762               $  554,374
Total expenses................................             $  1,356,399               $  538,515
Net income before income taxes ...............             $  5,283,363               $   15,859
Income tax expense ...........................             $  2,055,228               $    6,169
Net income ...................................             $  3,228,135               $    9,690

     The following discussion relating to changes in the results of operations of IRREAS includes only certain of those line items within its statements of operations for which there was a material change between the twelve month periods ended December 31, 2002 and 2001.

     For the twelve month period ended December 31, 2002, the income of IRREAS increased to $6,639,762 from $554,374 during the same period in 2001. The increase was attributable to an increase in the number of properties we own and the resulting proportionate increases in our net asset value and the advisory fee received by IRREAS.

     Total expenses increased from $538,515 to $1,356,399, an increase of $817,884, for the twelve month period ended December 31, 2002, as compared to the same period in 2001. The increase was primarily attributable to an increase in rent, telephone and professional recruitment fee expenses due to an increase in the number of personnel required to provide business and advisory services.

LIQUIDITY AND CAPITAL RESOURCES

     Sources of cash to fund operations are fees with respect to business management and advisory services. Uses of cash are primarily general and administrative expenses.

     It is the policy of IRREAS to pay dividends to its sole shareholder on a regular basis of all income earned by IRREAS. Cash represents funds intended to be distributed to the sole shareholder as dividends and payments of income tax liability. Cash equaled $6,580 and $37,026 as of June 30, 2004 and December 31, 2003, respectively.

OFF-BALANCE SHEET ARRANGEMENTS AND AGGREGATE CONTRACTUAL OBLIGATIONS

OFF-BALANCE SHEET ARRANGEMENTS

     None.

CONTRACTUAL OBLIGATIONS

     The following table discloses as of June 30, 2004 aggregate information about our contractual obligations and the periods in which payments are due:

                                                                      PAYMENTS DUE BY PERIOD
                                                               LESS THAN 1                    3-5        MORE THAN
         CONTRACTUAL OBLIGATIONS                   TOTAL          YEAR       1-3 YEARS       YEARS        5 YEARS
-------------------------------------------------------------------------------------------------------------------
Long-Term Obligations                                    --            --            --            --            --
Capital (Finance) Lease Obligations                      --            --            --            --            --
Operating Lease Obligations(1)                  $   252,531   $    61,790   $   126,265   $    64,476            --
Purchase Obligations                                     --            --            --            --            --
Other long-Term Liabilities Reflected in the
Company's Balance Sheet under the GAAP of the
primary financial statements                             --            --            --            --            --
     TOTAL                                      $   252,531   $    61,790   $   190,741   $    64,476            --

(1) IRREAS leases office space under a five year lease commencing on July 1, 2003.

MARKET INFORMATION ON COMMON STOCK AND DIVIDENDS.

     There is no established public trading market for the common stock of our Business Manager/Advisor. Our Sponsor is the Business Manager/Advisor's sole shareholder, owning 1,000 shares of common stock. In connection with the Merger, each outstanding share of the Business Manager/Advisor's common stock will be converted into the right to receive 8,700 shares of our common stock, or 8,700,000 shares in the aggregate. The Business Manager/Advisor declared and paid distributions totaling $7,700,000 and $1,300,000 for the six months ending June 30, 2004 and the twelve months ending December 31, 2003, respectively. Dividends are paid when and as declared by the Business Manager/Advisor's board of directors, typically on a quarterly basis when we remit a portion of the asset management fee.

                   SELECTED HISTORICAL FINANCIAL DATA OF ISMC

                        INLAND SOUTHERN MANAGEMENT CORP.

           FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND THE FISCAL YEARS
                        ENDED DECEMBER 31, 2003 AND 2002

                                   (UNAUDITED)

                                                   June 30,
                                                     2004             2003             2002         2001     2000     1999
                                                 --------------------------------------------------------------------------
Total assets                                     $     710,449    $     668,995    $   1,891,346       --       --       --
Total revenues                                       3,280,362        4,757,960          284,946       --       --       --
Net income                                           2,444,364        3,558,362           33,055       --       --       --
Net income per common share, basic and diluted             246              359                3       --       --       --
Dividends declared and paid                          2,232,675        4,905,760               55       --       --       --
Dividends per common share                                 225              494             0.01       --       --       --

Cash flows provided by operating activities          2,376,943        3,646,994          232,553       --       --       --
Cash flows provided by (used in) investing                  --         (133,970)              --       --       --       --
Cash flows provided by (used in) financing          (2,232,675)      (4,905,760)       1,597,190       --       --       --

Weighted shares outstanding                              9,923            9,923            9,888       --       --       --

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
              FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ISMC

OVERVIEW

     ISMC was formed on December 1, 2002 and manages commercial properties located in the Southeastern United States, most of which are owned by IRRETI. As of December 31, 2002, December 31, 2003 and June 30, 2004, ISMC managed a total of 37, 94 and 94, respectively, commercial properties. ISMC earns a property management fee based on the total amount of funds collected each month with respect to each property under management. The fee rate paid to ISMC for all properties currently under management is 4.5% of such gross monthly amount, and the historical rate since inception is 4.5%. The management fee rate is determined and set forth in the management agreement for each of IRRETI's properties managed by ISMC, which rate cannot exceed 4.5% pursuant to the Master Management Agreement between ISMC and IRRETI. Property management fees represent substantially all of the revenue for ISMC.

SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

     ISMC recognizes property management fees in the period in which it performs the services.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

     Property and equipment are depreciated and amortized using the straight-line method over the following estimated useful lives or lease terms:

                                                                    LIFE
                                                                    ----
Computer Equipment........................................         5 years
Office Furniture..........................................         7 years
Leasehold Improvements....................................         5 years

INCOME TAXES

     ISMC elected to be and has at all times since inception been treated as an S-Corporation under the Internal Revenue Code. ISMC is not itself subject to federal income tax liability, or income tax liability in those states in which it operates which respect the S-Corporation election, and its items of taxable income, gain, deduction and loss pass through to and are reported by its stockholders.

RESULTS OF OPERATIONS

     Below is a discussion of the results from operations of ISMC for the six month periods ended June 30, 2004 and 2003 and the fiscal years ended December 31, 2003 and 2002.

     The discussion and analysis herein with respect to the comparison of financial statements for the fiscal years ended December 31, 2003 and 2002 is significantly limited as ISMC did not commence operations until

December 1, 2002. As a result, the financial statements for the fiscal year ended December 31, 2002 reflect only a one month operations period.

     Substantially all of the revenue of ISMC is derived from fees paid by IRRETI for property management services. The expenses of ISMC are primarily comprised of payroll expenses for personnel and to a lesser extent administrative expenses related to ISMC operations. Both revenue and expenses for ISMC are proportional to and vary based on the number of properties it manages. An increase in the number of properties managed increases revenues due to the proportionate increase in property management fees and also increases expenses as more corporate personnel are needed to oversee such additional properties.

RESULTS OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 AS COMPARED TO JUNE 30, 2003

     As of June 30, 2004, ISMC managed a total of 94 properties and, as of June 30, 2003, ISMC managed a total of 77 properties.

     Net income for the six months ended June 30, 2004 was $2,444,364 as compared to $1,431,417 for the six months ended June 30, 2003. The change in net income is described in more detail below. The following tables include certain selected financial information for the six month periods ended June 30, 2004 and 2003. This data should be read in conjunction with financial statements of ISMC, including the notes thereto.

                                                     FOR THE SIX MONTHS ENDED

                                                  JUNE 30, 2004    JUNE 30, 2003
                                                  -------------    -------------
Total revenues...............................     $   3,280,382    $   1,914,220
Total expenses...............................     $     748,291    $     418,487
Total other expense..........................                --               --
Net income before income taxes ..............     $   2,532,091    $   1,495,733
Net income ..................................     $   2,444,364    $   1,431,417

     The following discussion relating to changes in the results of operations of ISMC includes only certain of those line items within its statements of operations for which there was a material change between the six month periods ended June 30, 2004 and 2003.

     For the six month period ended June 30, 2004, the revenues of ISMC increased to $3,280,382 from $1,914,220 during the same period in 2003. The increase was attributable to an increase in the number of properties managed by ISMC and the resulting proportionate increase in the management fees received by ISMC.

     Total expenses increased from $418,487 to $748,291, an increase of $329,804, for the six month period ended June 30, 2004, as compared to the same period in 2003. The increase was primarily attributable to an increase in payroll and related amounts due to an increase in the number of properties managed by ISMC.

RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AS COMPARED TO DECEMBER 31, 2002

     Net income for the fiscal year ended December 31, 2003 was $3,558,362 as compared to $33,055 for the fiscal year ended December 31, 2002. The change in net income is described in more detail below. The following tables include certain selected financial information for the fiscal years ended December 31, 2003 and 2002. This data should be read in conjunction with the financial statements of ISMC, including the notes thereto.

                                                    FOR THE FISCAL YEAR ENDED

                                              DECEMBER 31, 2003    DECEMBER 31, 2002
                                              -----------------    -----------------
Total revenues.............................     $     4,757,960      $       284,946
Total expenses.............................     $     1,035,371      $        44,753
Total other (income) expense ..............     $         2,615 *    $       205,027 *
Net income before income taxes ............     $     3,719,974      $        35,166
Net income ................................     $     3,558,362      $        33,055

  * Includes expenses related to professional fees.

     The following discussion relating to changes in the results of operations of ISMC includes only certain of those line items within its statements of income for which there was a material change between the fiscal years ended December 31, 2003 and 2002.

     For the fiscal year ended December 31, 2003, the revenues of ISMC increased to $4,757,960 from $284,946 during the fiscal year ended December 31, 2002. The increase was primarily attributable to the limited period of operations during fiscal year 2002 as ISMC did not commence operations until December 1, 2002.

     Total expenses increased from $44,753 to $1,035,371, an increase of $990,618, for the fiscal year ended December 31, 2003, as compared to the same period in 2002. The increase was primarily attributable to the limited period of operations during fiscal year 2002 as ISMC did not commence operations until December 1, 2002.

     Total other (income) expense decreased from $205,027 to $2,615, a decrease of $202,412, for the fiscal year ended December 31, 2003, as compared to the same period in 2002, primarily due to decreased professional fees that were related to various formation activities.

LIQUIDITY AND CAPITAL RESOURCES

     Fees with respect to the management of properties are the primary source of cash to fund operations. Uses of cash are primarily employee salaries and benefits, general and administrative expenses and professional fees.

     Cash generated by operations increased from $232,553 for the fiscal year ended December 31, 2002 to $3,646,994 for the fiscal year ended December 31, 2003. The increase was attributable to an increase in the number of properties managed by ISMC.

     It is the policy of ISMC to pay dividends to its stockholders on a regular basis of all income earned by ISMC. Cash and cash equivalents represents funds intended to be distributed to stockholders as dividends and related to reserves. Cash and cash equivalents equaled $437,007 and $581,275 as of December 31, 2003 and June 30, 2004, respectively.

OFF BALANCE SHEET ARRANGEMENTS AND AGGREGATE CONTRACTUAL OBLIGATIONS

OFF-BALANCE SHEET ARRANGEMENTS

     None.

CONTRACTUAL OBLIGATIONS

     The following table discloses aggregate information about ISMC's contractual obligations and the periods in which payments are due:

                                                                      Payments Due by Period
                                                        Less than 1                           More than 5
Contractual Obligations                       Total        year       1-3 years   3-5 years      years
---------------------------------------------------------------------------------------------------------
Long-Term Obligations                              --            --          --          --       --
Capital (Finance) Lease Obligations                --            --          --          --       --
Operating Lease Obligations                 $ 578,647   $    56,475   $ 430,473   $  91,699       --
Purchase Obligations                               --            --          --          --       --
Other long-Term Liabilities Reflected in
the Company's Balance Sheet under the
GAAP of the primary financial statements           --            --          --          --       --
Total                                       $ 578,647   $    56,475   $ 430,473   $  91,699       --

MARKET INFORMATION OF COMMON STOCK AND DIVIDENDS



     There is no established public trading market for the common stock of ISMC. ISMC currently has 56 stockholders. Of those stockholders owning an interest greater than 5% in ISMC or serving as directors or nominees thereof, only Daniel
L. Goodwin will beneficially own greater than 1% of the capital stock of IRRETI after the Merger. Mr. Goodwin will beneficially own approximately 8.0% of the capital stock of IRRETI after the Merger, taking into account the shares issued in the Merger. Approximately 7.9% of such interest results from Mr. Goodwin's beneficial ownership of all the shares issued in the Merger, due to his dispositive power over all of the Property Manager and Business Manager/Advisor shares held in escrow pursuant to (i) his authority as shareholder agent and
(ii) his indirect controlling interest in our Sponsor, which has authority to sell its escrowed shares received in the Merger. The other approximately 0.1% portion of such interest represents shares of IRRETI purchased and owned by Mr. Goodwin prior to the Merger. Assuming that all of the escrowed shares are distributed upon termination of the escrow in accordance with the escrow agreement, Mr. Goodwin will then beneficially own via direct and indirect control 6.27% of the capital stock of IRRETI, a reduction from the 8.0% described above because Mr. Goodwin will no longer be the shareholder agent and will no longer be deemed to beneficially own the shares of IRRETI distributed to the other shareholders of the Property Managers. The current officers and directors of ISMC will hold a combined interest of less than 1% in IRRETI after the Merger.



     In connection with the Merger, each outstanding share of the common stock of ISMC will be converted into the right to receive 363.3 shares of common stock of IRRETI, or 3,605,031.9 shares in the aggregate.

     ISMC declared and paid dividends totaling $2,232,675, $4,905,760 and $55 for the six month period ending June 30, 2004 and the fiscal years ending December 31, 2003 and 2002, respectively. Dividends are paid when and as declared by ISMC's board of directors. ISMC has declared quarterly dividends equivalent to its net income for the preceding quarter less any appropriate reserves.

                   SELECTED HISTORICAL FINANCIAL DATA OF IMAMC

                      INLAND MID-ATLANTIC MANAGEMENT CORP.

        FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND THE FISCAL YEARS ENDED
                           DECEMBER 31, 2003 AND 2002

                                   (UNAUDITED)

                                                   June 30,
                                                     2004            2003           2002        2001   2000   1999
                                                 -----------------------------------------------------------------
Total assets                                     $  1,094,764    $    696,912    $   264,129      --     --     --
Total revenues                                      4,523,568       4,915,573        127,092      --     --     --
Net income                                          3,105,506       3,377,583         67,869      --     --     --
Net income per common share, basic and diluted            328             357              8      --     --     --
Dividends declared and paid                         2,604,250       3,108,900          2,188      --     --     --
Dividends per common share                                275             328           0.24      --     --     --

Cash flows provided by operating activities         3,169,841       3,523,658         91,129      --     --     --
Cash flows provided by (used in) investing                 --         (67,652)       (19,916)     --     --     --
Cash flows provided by (used in) financing         (2,733,885)     (3,158,450)       143,623      --     --     --

Weighted shares outstanding                             9,470           9,470          9,000      --     --     --

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
             FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF IMAMC

OVERVIEW

     IMAMC was formed on December 1, 2002 and manages commercial properties located in the Central and Eastern United States, most of which are owned by IRRETI. As of December 31, 2002, December 31, 2003 and June 30, 2004, IMAMC managed a total of 38, 127 and 137, respectively, commercial properties. IMAMC earns a property management fee based on the total amount of funds collected each month with respect to each property under management. The fee rate paid to IMAMC for all properties currently under management is 4.5% of such gross monthly amount, and the historical rate since inception is 4.5%. The management fee rate is determined and set forth in the management agreement for each of IRRETI's properties managed by IMAMC, which rate cannot exceed 4.5% pursuant to the Master Management Agreement between IMAMC and IRRETI. Property management fees represent substantially all of the revenue for IMAMC.

SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

     IMAMC recognizes property management fees in the period in which it performs the services.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

     Property and equipment are depreciated and amortized using the straight-line method over the following estimated useful lives or lease terms:

                                                                      LIFE
                                                                      ----
Computer Equipment..........................................         5 years
Office Furniture............................................         7 years
Leasehold Improvements......................................         5 years
Telephone Equipment.........................................         5 years

INCOME TAXES

     IMAMC elected to be and has at all times since inception been treated as an S-Corporation under the Internal Revenue Code. IMAMC is not itself subject to federal income tax liability, or income tax liability in those states in which it operates which respect the S-Corporation election, and its items of taxable income, gain, deduction and loss pass through to and are reported by its stockholders.

RESULTS OF OPERATIONS

     Below is a discussion of the results from operations of IMAMC for the six month periods ended June 30, 2004 and 2003 and the fiscal years ended December 31, 2003 and 2002.

     The discussion and analysis herein with respect to the comparison of financial statements for the fiscal years ended December 31, 2003 and 2002 is significantly limited as IMAMC did not commence operations until

December 1, 2002. As a result, the financial statements for the fiscal year ended December 31, 2002 reflect only a one month operations period.

     Substantially all of the revenue of IMAMC is derived from fees paid by IRRETI for property management services. The expenses of IMAMC are primarily comprised of payroll expenses for personnel and to a lesser extent administrative expenses related to IMAMC operations. Both revenue and expenses for IMAMC are proportional to and vary based on the number of properties it manages. An increase in the number of properties managed increases revenues due to the proportionate increase in property management fees and also increases expenses as more corporate personnel are needed to oversee such additional properties.

RESULTS OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 AS COMPARED TO JUNE 30, 2003

     As of June 30, 2004, IMAMC managed a total of 137 properties and, as of June 30, 2003, IMAMC managed a total of 109 properties.

     Net income for the six months ended June 30, 2004 was $3,105,506 as compared to $1,040,566 for the six months ended June 30, 2003. The change in net income is described in more detail below. The following tables include certain selected financial information for the six month periods ended June 30, 2004 and 2003. This data should be read in conjunction with financial statements of IMAMC, including the notes thereto.

                                                FOR THE SIX MONTHS ENDED

                                             JUNE 30, 2004     JUNE 30, 2003
                                             -------------     -------------
Total revenues............................   $   4,523,568     $   1,616,170
Total expenses............................   $   1,368,206     $     554,368
Total other expense.......................              --                --
Net income before income taxes ...........   $   3,155,362     $   1,061,802
Net income ...............................   $   3,105,506     $   1,040,566

     The following discussion relating to changes in the results of operations of IMAMC includes only certain of those line items within its statements of operations for which there was a material change between the six month periods ended June 30, 2004 and 2003.

     For the six month period ended June 30, 2004, the revenues of IMAMC increased to $4,523,568 from $1,616,170 during the same period in 2003. The increase was attributable to an increase in the number of properties managed by IMAMC and the resulting proportionate increase in the management fees received by IMAMC.

     Total expenses increased from $554,368 to $1,368,206, an increase of $813,838, for the six month period ended June 30, 2004, as compared to the same period in 2003. The increase was primarily attributable to an increase in payroll and related amounts due to an increase in the number of properties managed by IMAMC.

RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AS COMPARED TO DECEMBER 31, 2002

     Net income for the fiscal year ended December 31, 2003 was $3,377,583 as compared to $67,869 for the fiscal year ended December 31, 2002. The change in net income is described in more detail below. The following tables include certain selected financial information for the fiscal years ended December 31, 2003 and 2002. This data should be read in conjunction with the financial statements of IMAMC, including the notes thereto.

                                                     FOR THE FISCAL YEAR ENDED

                                              DECEMBER 31, 2003     DECEMBER 31, 2002
                                              -----------------     -----------------
Total revenues.............................     $     4,915,573       $       127,092
Total Expenses.............................     $     1,387,064       $        57,749
Total other expense .......................     $        96,765 *     $         1,362 *
Net income before income taxes ............     $     3,431,744       $        67,981
Net income ................................     $     3,377,583       $        67,869

   * Includes expenses related to professional fees.

     The following discussion relating to changes in the results of operations of IMAMC includes only certain of those line items within its statements of income for which there was a material change between the fiscal years ended December 31, 2003 and 2002.

     For the fiscal year ended December 31, 2003, the revenues of IMAMC increased to $4,915,573 from $127,092 during the fiscal year ended December 31, 2002. The increase was primarily attributable to the limited period of operations during fiscal year 2002 as IMAMC did not commence operations until December 1, 2002.

     Expenses increased from $57,749 to $1,387,064, an increase of $1,329,315, for the fiscal year ended December 31, 2003, as compared to the same period in 2002. The increase was primarily attributable to the limited period of operations during fiscal year 2002 as IMAMC did not commence operations until December 1, 2002.

     Total other expense increased from $1,362 to $96,765, an increase of $95,403, for the fiscal year ended December 31, 2003, as compared to the same period in 2002, primarily due to increased professional fees that were related to various formation activities.

LIQUIDITY AND CAPITAL RESOURCES

     Fees with respect to the management of properties are the primary source of cash to fund operations. Uses of cash are primarily employee salaries and benefits, general and administrative expenses and professional fees.

     Cash generated by operations increased from $91,129 for the fiscal year ended December 31, 2002 to $3,523,658 for the fiscal year ended December 31, 2003. The increase was attributable to an increase in the number of properties managed by IMAMC.

     It is the policy of IMAMC to pay dividends to its stockholders on a regular basis of all income earned by IMAMC. Cash and cash equivalents represents funds intended to be distributed to stockholders as dividends and related to reserves. Cash and cash equivalents equaled $512,392 and $948,348 as of December 31, 2003 and June 30, 2004, respectively.

OFF BALANCE SHEET ARRANGEMENTS AND AGGREGATE CONTRACTUAL OBLIGATIONS

OFF-BALANCE SHEET ARRANGEMENTS

     None.

CONTRACTUAL OBLIGATIONS

     The following table discloses aggregate information about IMAMC's contractual obligations and the periods in which payments are due:

                                                                 Payments Due by Period
                                                         Less than 1                             More than 5
Contractual Obligations                       Total         year       1-3 years    3-5 years       years
------------------------------------------------------------------------------------------------------------
Long-Term Obligations                               --            --           --           --            --
Capital (Finance) Lease Obligations                 --            --           --           --            --
Operating Lease Obligations                 $  633,983   $    56,586   $  425,464   $  151,933            --
Purchase Obligations                                --            --           --           --            --
Other long-Term Liabilities Reflected in
the Company's Balance Sheet under the
GAAP of the primary financial statements            --            --           --           --            --
Total                                       $  633,983   $    56,586   $  425,464   $  151,933            --

MARKET INFORMATION OF COMMON STOCK AND DIVIDENDS



     There is no established public trading market for the common stock of IMAMC. IMAMC currently has 12 stockholders. Of those stockholders owning an interest greater than 5% in IMAMC or serving as directors or nominees thereof, only Daniel L. Goodwin will beneficially own greater than 1% of the capital stock of IRRETI after the Merger. Mr. Goodwin will beneficially own approximately 8.0% of the capital stock of IRRETI after the Merger, taking into account the shares issued in the Merger. Approximately 7.9% of such interest results from Mr. Goodwin's beneficial ownership of all the shares issued in the Merger, due to his dispositive power over all of the Property Manager and Business Manager/Advisor shares held in escrow pursuant to (i) his authority as shareholder agent and (ii) his indirect controlling interest in our Sponsor, which has authority to sell its escrowed shares received in the Merger. The other approximately 0.1% portion of such interest represents shares of IRRETI purchased and owned by Mr. Goodwin prior to the Merger. Assuming that all of the escrowed shares are distributed upon termination of the escrow in accordance with the escrow agreement, Mr. Goodwin will then beneficially own via direct and indirect control 6.27% of the capital stock of IRRETI, a reduction from the 8.0% described above because Mr. Goodwin will no longer be the shareholder agent and will no longer be deemed to beneficially own the shares of IRRETI distributed to the other shareholders of the Property Managers. The current officers and directors of IMAMC will hold a combined interest of less than 1% in IRRETI after the Merger.



     In connection with the Merger, each outstanding share of the common stock of IMAMC will be converted into the right to receive 535.2 shares of common stock of IRRETI, or 5,068,755.1 shares in the aggregate.

     IMAMC declared and paid dividends totaling $2,604,250, $3,108,900 and $2,188 for the six month period ending June 30, 2004 and the fiscal years ending December 31, 2003 and 2002, respectively. Dividends are paid when and as declared by IMAMC's board of directors. IMAMC has declared quarterly dividends equivalent to its net income for the preceding quarter less any appropriate reserves.

                  SELECTED HISTORICAL FINANCIAL DATA OF ISEPMC

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.

        FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND THE FISCAL YEARS ENDED
                  DECEMBER 31, 2003, 2002, 2001, 2000 AND 1999

                                   (UNAUDITED)

                                                  June 30,
                                                    2004          2003          2002          2001         2000         1999
                                                --------------------------------------------------------------------------------
Total assets                                    $    812,252  $    341,548  $    276,655  $    261,761  $   140,662  $   122,266
Total revenues                                     2,443,021     3,503,707     2,346,774     1,758,321    1,064,053      587,437
Net income                                         1,719,251     2,297,766     1,579,239     1,242,051      686,580      389,005
Net income per common share, basic and diluted           191           255           175           138           76           46
Dividends declared and paid                        1,305,725     2,251,250     1,594,209     1,123,300      679,160      302,510
Dividends per common share                               145           250           177           125           76           36

Cash flows provided by operating activities        1,801,307     2,268,945     1,606,991     1,257,650      703,740      382,842
Cash flows provided by (used in) investing                --       (61,307)      (11,800)      (20,214)          --           --
Cash flows provided by (used in) financing        (1,305,725)   (2,251,250)   (1,594,029)   (1,123,034)    (680,105)    (352,060)

Weighted shares outstanding                            9,005         9,005         9,005         8,990        8,975        8,450

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
             FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ISEPMC

OVERVIEW

     ISEPMC was formed in 1998 and manages commercial properties located in the Southeastern United States, most of which are owned by IRRETI. As of December 31, 2002, December 31, 2003 and June 30, 2004, ISEPMC managed a total of 42, 63 and 68, respectively, commercial properties. ISEPMC earns a property management fee based on the total amount of funds collected each month with respect to each property under management. The fee rate paid to ISEPMC for all properties currently under management is 4.5% of such gross monthly amount, and the historical rate since inception is 4.5%. The management fee rate is determined and set forth in the management agreement for each of IRRETI's properties managed by ISEPMC, which rate cannot exceed 4.5% pursuant to the Master Management Agreement between ISEPMC and IRRETI. Property management fees represent substantially all of the revenue for ISEPMC.

SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

     ISEPMC recognizes property management fees in the period in which it performs the services.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

     Property and equipment are depreciated and amortized using the straight-line method over the following estimated useful lives or lease terms:

                                                                   LIFE
                                                                   ----
Computer Equipment.......................................         5 years
Office Furniture.........................................         7 years
Leasehold Improvements...................................         5 years

INCOME TAXES

     ISEPMC elected to be and has at all times since inception been treated as an S-Corporation under the Internal Revenue Code. ISEPMC is not itself subject to federal income tax liability, or income tax liability in those states in which it operates which respect the S-Corporation election, and its items of taxable income, gain, deduction and loss pass through to and are reported by its stockholders.

RESULTS OF OPERATIONS

     Below is a discussion of the results from operations of ISEPMC for the six month periods ended June 30, 2004 and 2003 and the fiscal years ended December 31, 2003, 2002 and 2001.

     Substantially all of the revenue of ISEPMC is derived from fees paid by IRRETI for property management services. The expenses of ISEPMC are primarily comprised of payroll expenses for personnel and to a lesser extent administrative expenses related to ISEPMC operations. Both revenue and expenses for ISEPMC are proportional to and vary based on the number of properties it manages. An increase in the number of properties managed increases revenues due to the proportionate increase in property management fees and also increases expenses as more corporate personnel are needed to oversee such additional properties.

RESULTS OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004 AS COMPARED TO JUNE 30, 2003

     As of June 30, 2004, ISEPMC managed a total of 68 properties and, as of June 30, 2003, ISEPMC managed a total of 51 properties.

     Net income for the six months ended June 30, 2004 was $1,719,251 as compared to $1,084,777 for the six months ended June 30, 2003. The change in net income is described in more detail below. The following tables include certain selected financial information for the six month periods ended June 30, 2004 and 2003. This data should be read in conjunction with financial statements of ISEPMC, including the notes thereto.

                                                  FOR THE SIX MONTHS ENDED

                                                JUNE 30, 2004   JUNE 30, 2003
                                                -------------   -------------
Total revenues ..............................   $   2,443,021   $   1,673,073
Total expenses ..............................   $     723,000   $     587,961
Total other expense .........................              --              --
Net income before income taxes ..............   $   1,720,021   $   1,085,112
Net income ..................................   $   1,719,251   $   1,084,777

     The following discussion relating to changes in the results of operations of ISEPMC includes only certain of those line items within its statements of operations for which there was a material change between the six month periods ended June 30, 2004 and 2003.

     For the six month period ended June 30, 2004, the revenues of ISEPMC increased to $2,443,021 from $1,616,170 during the same period in 2003. The increase was attributable to an increase in the number of properties managed by ISEPMC and the resulting proportionate increase in the management fees received by ISEPMC.

     Total expenses increased from $587,961 to $723,000, an increase of $135,039, for the six month period ended June 30, 2004, as compared to the same period in 2003. The increase was primarily attributable to an increase in payroll and related amounts due to an increase in the number of properties managed by ISEPMC.

RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AS COMPARED TO DECEMBER 31, 2002

     Net income for the fiscal year ended December 31, 2003 was $2,297,766 as compared to $1,579,239 for the fiscal year ended December 31, 2002. The change in net income is described in more detail below. The following tables include certain selected financial information for the fiscal years ended December 31, 2003 and 2002. This data should be read in conjunction with the financial statements of ISEPMC, including the notes thereto.

                                                   FOR THE FISCAL YEAR ENDED

                                             DECEMBER 31, 2003   DECEMBER 31, 2002
                                             -----------------   -----------------
Total revenues ...........................     $     3,503,707     $     2,346,774
Total Expenses ...........................     $     1,215,847     $       729,295
Total other (income) expense .............     $        (9,917)    $        23,300
Net income before income taxes ...........     $     2,297,777     $     1,594,179
Net income ...............................     $     2,297,766     $     1,579,239

     The following discussion relating to changes in the results of operations of ISEPMC includes only certain of those line items within its statements of income for which there was a material change between the fiscal years ended December 31, 2003 and 2002.

     For the fiscal year ended December 31, 2003, the revenues of ISEPMC increased to $3,503,707 from $2,346,774 during the fiscal year ended December 31, 2002. The increase was attributable to an increase in the number of properties managed by ISEPMC and the resulting proportionate increase in the management fees received by ISEPMC.

     Expenses increased from $729,295 to $1,215,847, an increase of $486,552, for the fiscal year ended December 31, 2003, as compared to the same period in 2002. The increase was primarily attributable to an increase in payroll and related amounts due to an increase in the number of properties managed by ISEPMC.

     Net total other expense decreased from $23,300 to $(9,917), a decrease of $33,217, for the fiscal year ended December 31, 2003, as compared to the same period in 2002, primarily due to decreased interest expenses.

RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AS COMPARED TO DECEMBER 31, 2001

     Net income for the fiscal year ended December 31, 2002 was $1,579,239 as compared to $1,242,051 for the fiscal year ended December 31, 2001. The change in net income is described in more detail below. The following tables include certain selected financial information for the fiscal years ended December 31, 2002 and 2001. This data should be read in conjunction with the financial statements of ISEPMC, including the notes thereto.

                                                   FOR THE FISCAL YEAR ENDED

                                             DECEMBER 31, 2002   DECEMBER 31, 2001
                                             -----------------   -----------------
Total revenues ...........................   $       2,346,774   $       1,758,321
Total Expenses ...........................   $         729,295   $         516,270
Total other (income) expense .............   $          23,300                  --
Net income before income taxes ...........   $       1,594,179                  --
Net income ...............................   $       1,579,239   $       1,242,051

     The following discussion relating to changes in the results of operations of ISEPMC includes only certain of those line items within its statements of income for which there was a material change between the fiscal years ended December 31, 2002 and 2001.

     For the fiscal year ended December 31, 2002, the revenues of ISEPMC increased to $2,346,774 from $1,758,321 during the fiscal year ended December 31, 2001. The increase was attributable to an increase in the number of properties managed by ISEPMC and the resulting proportionate increase in the management fees received by ISEPMC.

     Expenses increased from $516,270 to $729,295, an increase of $213,025, for the fiscal year ended December 31, 2002, as compared to the same period in 2001. The increase was primarily attributable to an increase in payroll and related amounts due to an increase in the number of properties managed by ISEPMC.

LIQUIDITY AND CAPITAL RESOURCES

     Fees with respect to the management of properties are the primary source of cash to fund operations. Uses of cash are primarily employee salaries and benefits, general and administrative expenses and professional fees.

     Cash generated by operations increased from $1,606,991 for the fiscal year ended December 31, 2002 to $2,268,945 for the fiscal year ended December 31, 2003. Cash generated by operations increased from $1,257,650 for the fiscal year ended December 31, 2001 to $1,606,991 for the fiscal year ended December 31, 2002. These increases were attributable to an increase in the number of properties managed by ISEPMC.

     It is the policy of ISEPMC to pay dividends to its stockholders on a regular basis of all income earned by ISEPMC. Cash and cash equivalents represents funds intended to be distributed to stockholders as dividends and related to reserves. Cash and cash equivalents equaled $198,566 and $694,148 as of December 31, 2003 and June 30, 2004, respectively.

OFF BALANCE SHEET ARRANGEMENTS AND AGGREGATE CONTRACTUAL OBLIGATIONS

OFF-BALANCE SHEET ARRANGEMENTS

     None.

CONTRACTUAL OBLIGATIONS

     The following table discloses aggregate information about ISEPMC's contractual obligations and the periods in which payments are due:

                                                                  Payments Due by Period
                                                          Less than 1                             More than 5
Contractual Obligations                        Total         year       1-3 years    3-5 years       years
-------------------------------------------------------------------------------------------------------------
Long-Term Obligations                                --            --           --           --            --
Capital (Finance) Lease Obligations                  --            --           --           --            --
Operating Lease Obligations                  $  201,852   $    38,327   $  155,150   $    8,375            --
Purchase Obligations                                 --            --           --           --            --
Other long-Term Liabilities Reflected in
the Company's Balance Sheet under the
GAAP of the primary financial statements             --            --           --           --            --
Total                                        $  201,852   $    38,327   $  155,150   $    8,375            --

MARKET INFORMATION OF COMMON STOCK AND DIVIDENDS



     There is no established public trading market for the common stock of ISEPMC. ISEPMC currently has 38 stockholders. Of those stockholders owning an interest greater than 5% in ISEPMC or serving as directors or nominees thereof, only Daniel L. Goodwin will beneficially own greater than 1% of the capital stock of IRRETI after the Merger. Mr. Goodwin will beneficially own approximately 8.0% of the capital stock of IRRETI after the Merger, taking into account the shares issued in the Merger. Approximately 7.9% of such interest results from Mr. Goodwin's beneficial ownership of all the shares issued in the Merger, due to his dispositive power over all of the Property Manager and Business Manager/Advisor shares held in escrow pursuant to (i) his authority as shareholder agent and (ii) his indirect controlling interest in our Sponsor, which has authority to sell its escrowed shares received in the Merger. The other approximately 0.1% portion of such interest represents shares of IRRETI purchased and owned by Mr. Goodwin prior to the Merger. Assuming that all of the escrowed shares are distributed upon termination of the escrow in accordance with the escrow agreement, Mr. Goodwin will then beneficially own via direct and indirect control 6.27% of the capital stock of IRRETI, a reduction from the 8.0% described above because Mr. Goodwin will no longer be the shareholder agent and will no longer be deemed to beneficially own the shares of IRRETI distributed to the other shareholders of the Property Managers. The current officers and directors of ISEPMC will hold a combined interest of less than 1% in IRRETI after the Merger.



     In connection with the Merger, each outstanding share of the common stock of ISEPMC will be converted into the right to receive 258.3 shares of common stock of IRRETI, or 2,326,213.0 shares in the aggregate.

     ISEPMC declared and paid dividends totaling $1,305,725, $2,251,250 and $1,593,885 for the six month period ending June 30, 2004 and the fiscal years ending December 31, 2003 and 2002, respectively. Dividends are paid when and as declared by ISEPMC's board of directors. ISEPMC has declared quarterly dividends equivalent to its net income for the preceding quarter less any appropriate reserves.

                SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

                                   (UNAUDITED)

     The following table sets forth, for the periods and as of dates indicated, our selected unaudited historical financial and pro forma financial data on a consolidated basis. The selected pro forma financial data have been derived from our unaudited pro forma consolidated financial statements, included elsewhere in this proxy statement. Pro forma and operating results for the six months ended June 30, 2004 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with our consolidated financial statements, and notes thereto, and our "Management's Discussion and Analysis of Financial Condition and Results of Operations," incorporated by reference in this proxy statement, and our unaudited pro forma financial statements, included elsewhere in this proxy statement.

                      INLAND RETAIL REAL ESTATE TRUST, INC.

                                                        Six Months Ended June 30,                   Year Ended December 31,
                                             ------------------------------------------------  ----------------------------------
                                                 2004                                               2003
                                             Pro Forma (1)        2004             2003         Pro Forma (1)          2003
                                             ------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS DATA:
Total income                                 $  234,291,876  $  230,572,556  $    123,418,413  $    422,655,181  $    317,828,464
Net income                                       53,336,223      37,710,996        31,706,978        94,272,238        69,836,314
Net income per common share, basic and
diluted                                                0.22            0.17              0.19              0.46              0.36
Distributions declared                                   --      93,266,206        67,755,789                --       160,350,811
Distributions paid                                       --      93,521,426        61,459,008                --       152,887,707
Distribution per common share                            --            0.41              0.41                --              0.83

OTHER DATA:
Funds From Operations (3)                       121,632,324     103,043,103        61,892,392       219,768,068       151,716,155
Cash flows provided by operating activities     143,004,311     125,932,238        78,618,603       214,006,876       149,081,183
Cash flows used in investing activities        (230,152,063)   (230,152,063)   (1,263,813,264)   (2,086,115,187)   (2,086,115,187)

Cash flows provided by financing activities     126,031,278     126,031,278     1,238,110,868     1,898,480,729     1,898,480,729
Weighted average number of commons
shares outstanding, basic and diluted           245,650,871     225,950,871       164,451,522       212,574,787       192,874,787

                                                                Year Ended December 31,
                                             --------------------------------------------------------------
                                                  2002            2001            2000            1999
                                             --------------------------------------------------------------
STATEMENT OF OPERATIONS DATA:
Total income                                 $  116,010,766  $   37,754,763  $   22,123,913  $    6,030,093
Net income                                       27,495,286       7,992,643       2,060,514         167,996
Net income per common share, basic and
diluted                                                0.39            0.37            0.24            0.07
Distributions declared                           58,061,491      17,491,342       6,615,454       1,396,861
Distributions paid                               52,156,246      15,963,434       6,098,704       1,065,394
Distribution per common share                          0.83            0.81            0.77            0.72

OTHER DATA:
Funds From Operations (3)                        55,374,320      16,344,942       6,646,778       1,397,319
Cash flows provided by operating activities      55,594,392      17,426,634       5,364,584       2,647,680
Cash flows used in investing activities        (851,248,937)   (303,285,568)    (67,068,173)    (34,426,975)

Cash flows provided by financing activities     903,097,333     285,728,779      71,498,936      46,446,459
Weighted average number of commons
shares outstanding, basic and diluted            70,243,809      21,682,783       8,590,250       2,522,628

                                          At June 30,                                      At December 31,
                      ----------------------------------------------------  ---------------------------------------------
                            2004                                              2003
BALANCE SHEET DATA:     Pro Forma (2)         2004              2003        Pro forma        2003              2002
                        -------------         ----              ----        ---------        ----              ----
Total assets          $  4,306,581,148  $  4,267,042,870  $  3,193,373,222      NA     $  4,070,027,532  $  1,767,688,359
Mortgages payable        2,215,590,236     2,215,590,236     1,215,200,571      NA        2,027,896,878       675,621,971

                                     At December 31,
                      ----------------------------------------------
BALANCE SHEET DATA:        2001            2000            1999
                           ----            ----            ----
Total assets          $  631,587,819  $  218,187,913  $  143,988,136
Mortgages payable        313,499,312     108,399,911      93,099,852

(1) Pro forma to give effect to the combination of our Property Managers, Business Manager/Advisor and us as though it had occurred on January 1, 2003. Adjustments reflect the elimination of property management fees, advisor fees and certain salary expenses reimbursed by us and the recording of depreciation and amortization related to the property and equipment and intangible assets acquired. The pro forma data also includes income and operating expenses for all of the properties owned by us as if we had owned the properties as of January 1, 2003 for both the six month period ended June 30, 2004, and the twelve month period ended December 31, 2003.

(2) Pro forma to give effect to the combination of our Property Managers, Business Manager/Advisor and us as though it had occurred on June 30, 2004. Adjustments reflect the effects of recording the Merger, the allocation of the purchase price to tangible and intangible assets and the elimination of intercompany receivables and certain other balances that we did not assume in the Merger or were distributed prior to the Merger.

(3) Cash generated from operations is not equivalent to net operating income as determined under accounting principles generally accepted in the United State of America (GAAP). Due to certain unique operating characteristics of real estate companies the National Association of Real Estate Investment Trusts or NAREIT, and industry trade group, has promulgated a standard known as "Funds from Operations" (FFO), which it believes more accurately reflects the operating performance of a REIT, such as our company. As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization of real property, after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest. We have adopted the NAREIT definition for computing FFO because management believes that, subject to the following limitations, FFO provides a basis for comparing our performance and operations to those of other REITs. The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO, whereas items that are expensed reduce FFO. Consequently, our presentation of FFO may not be comparable to other similarly-titled measures presented by other REITs. FFO is not intended to be an alternative to "Net Income" as an indicator of our performance nor to "Cash Flows from Operating Activities" as determined by GAAP as a measure of our capacity to pay distributions. We use FFO to compare our performance to that of other REITs in our peer group. Additionally, we use FFO in conjunction with our acquisition policy to determine investment strategy. FFO is calculated as follows:

                                   Six Months Ended June 30,                        Year Ended December 31,
                         ---------------------------------------------  ---------------------------------------------
                             2004                                           2003
                           Pro Forma          2004           2003         Pro Forma          2003           2002
                           ---------          ----           ----         ---------          ----           ----
Net Income               $   53,336,223  $   37,710,996  $  31,706,978  $   94,272,238  $   69,836,314  $  27,495,286
Depreciation                 59,118,563      56,304,994     28,805,512     117,397,729      75,828,646     26,602,045
Amortization related to
investment properties         9,177,538       9,027,113      1,379,902       8,098,101       6,051,195      1,276,989
FFO                         121,632,324     103,043,103     61,892,392     219,768,068     151,716,155     55,374,320

                                  Year Ended December 31,
                         -----------------------------------------
                             2001           2000          1999
                             ----           ----          ----
Net Income               $   7,992,643  $  2,060,514  $    167,996
Depreciation                 8,352,299     4,586,264     1,229,323
Amortization related to
investment properties               NA            NA            NA
FFO                         16,344,942     6,646,778     1,397,319

                     HISTORICAL AND PRO FORMA PER SHARE DATA

                                   (UNAUDITED)

                      INLAND RETAIL REAL ESTATE TRUST, INC.

     The following table sets forth, for the periods and as of the dates indicated, our selected unaudited historical financial and pro forma per share data on a consolidated basis. The selected pro forma per share data have been derived from our unaudited pro forma consolidated financial statements, included elsewhere in this proxy statement. Pro forma operating results for the six months ended June 30, 2004 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with our consolidated financial statements, and notes thereto, and our "Management's Discussion and Analysis of Financial Condition and Results of Operations," incorporated by reference in this proxy statement, and our unaudited pro forma financial statements, included elsewhere in this proxy statement.

                                       Six Months Ended June
                                              30, 2004                        Year Ended December 31,
                                       ---------------------  ----------------------------------------------
                                                               2003
                                                               Pro
                                           Pro                Forma    2003    2002    2001    2000    1999
                                        Forma (1)    Actual    (1)    Actual  Actual  Actual  Actual  Actual
                                       -----------  --------  ------  ------  ------  ------  ------  ------
Cash dividends declared per weighted
  average share                        $      0.41  $   0.41  $ 0.83  $ 0.83  $ 0.83  $ 0.81  $ 0.77  $ 0.72

Net income per weighted average share  $      0.22  $   0.17  $ 0.46  $ 0.36  $ 0.39  $ 0.37  $ 0.27  $ 0.07

                                         At June 30, 2004                        At December 31,
                                       ------------------------   ----------------------------------------------
                                                                   2003
                                           Pro                     Pro     2003    2002    2001    2000    1999
                                        Forma (2)       Actual    Forma   Actual  Actual  Actual  Actual  Actual
                                       -----------     --------   ------  ------  ------  ------  ------  ------
Book value per outstanding share       $      7.73(3)  $   8.22      NA   $ 8.39  $ 8.55  $ 8.38  $ 8.22  $ 8.31

(1) Pro forma to give effect to the combination of our Property Managers, Business Manager/Advisor and us as though it had occurred on January 1, 2003. Adjustments reflect the elimination of property management fees, advisor fees and certain salary expenses reimbursed by us and the recording of depreciation and amortization related to the property and equipment acquired and intangible assets recorded. The pro forma data also includes income and operating expenses for all of the properties owned by us as if we had owned the properties as of January 1, 2003 for both the six month period ended June 30, 2004, and the twelve month period ended December 31, 2003.

(2) Pro forma to give effect to the combination of our Property Managers, Business Manager/Advisor and us as though it had occurred on June 30, 2004. Adjustments reflect the effects of recording the Merger, the allocation of the purchase price to tangible and intangible assets and the elimination of intercompany receivables and certain other balances that we did not assume in the Merger.

(3) Based on pro forma stockholders' equity at June 30, 2004 shown elsewhere in this proxy statement, and pro forma shares outstanding of 247,181,630 which includes 19,700,000 shares to be issued as consideration in the Merger.

                     HISTORICAL AND PRO FORMA PER SHARE DATA

                                   (UNAUDITED)

                 PROPERTY MANAGERS AND BUSINESS MANAGER/ADVISOR

     The following table sets forth, for the periods and as of the dates indicated, selected unaudited historical and pro forma per share data of the Property Managers and Business Manager/Advisor. Pro forma operating results for the six months ended June 30, 2004 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with the financial statements of the Property Managers and Business Manager/Advisor, and notes thereto, "Management's Discussion and Analysis of Financial Condition and Results of Operations of ISEPMC," "Management's Discussion and Analysis of Financial Condition and Results of Operations of ISMC," "Management's Discussion and Analysis of Financial Condition and Results of Operations of IMAMC" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of our Business Manager/Advisor," included elsewhere in this proxy statement.

ISEPMC

                                          Six Months Ended
                                            June 30, 2004                    Year Ended December 31,
                                        ---------------------    ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical   Forma (1)   Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Cash dividends declared per weighted
  average share                         $    0.56   $      145   $    0.97   $      250   $      177   $      125
Net income per weighted average share   $    0.74   $      191   $    0.99   $      255   $      175   $      138

                                           At June 30, 2004                      At December 31,
                                        ----------------------   ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical    Forma      Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Book value per outstanding share        $    0.29   $       75          NA   $       28   $       24   $       26

ISMC

                                           Six Months Ended
                                            June 30, 2004                     Year Ended December 31,
                                        ----------------------   ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical   Forma (1)   Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Cash dividends declared per weighted
  average share                         $    0.70   $      255   $    1.36   $      494   $        0           NA
Net income per weighted average share   $    0.68   $      246   $    0.99   $      359   $        3           NA

                                           At June 30, 2004                      At December 31,
                                        ----------------------   ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical    Forma      Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Book value per outstanding share        $    0.18   $       66          NA   $       44   $      180           NA

IMAMC

                                           Six Months Ended
                                             June 30, 2004                    Year Ended December 31,
                                        ----------------------   ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical   Forma (1)   Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Cash dividends declared per weighted
  average share                         $    0.51   $      275   $    0.61   $      328   $        0           NA
Net income per weighted average share   $    0.61   $      328   $    0.67   $      356   $        7           NA

                                           At June 30, 2004                      At December 31,
                                        ----------------------   ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical    Forma      Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Book value per outstanding share        $    0.17   $       93          NA   $       53   $       16           NA

IRREAS

                                           Six Months Ended
                                             June 30, 2004                   Year Ended December 31,
                                        ----------------------   ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical   Forma (1)   Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Cash dividends declared per weighted
  average share                         $    0.89   $    7,700   $    1.03   $    9,000   $      950   $        0
Net income per weighted average share   $    1.26   $   10,957   $    0.71   $    6,170   $    1,138   $       83

                                           At June 30, 2004                      At December 31,
                                        ----------------------   ------------------------------------------------
                                           Pro                   2003 Pro       2003         2002         2001
                                        Forma (1)   Historical    Forma      Historical   Historical   Historical
                                        -------------------------------------------------------------------------
Book value per outstanding share        $    0.97   $    8,411          NA   $    6,454   $    1,234   $       96

(1) Pro forma per share amounts are calculated based on the exchange ratio of shares of ISEPMC, ISMC, IMAMC and IRREAS exchanged in the Merger to shares of our common stock received multiplied by the historical per share amounts for that period. The following exchange ratios were used:

          - each outstanding share of the capital stock of IRREAS will be converted into the right to receive 8,700 shares of our common stock from the escrow fund;

          - each outstanding share of the capital stock of ISMC will be converted into the right to receive 363.3006 shares of our common stock from the escrow fund;

          - each outstanding share of the capital stock of IMAMC will be converted into the right to receive 535.2430 shares of our common stock from the escrow fund; and

          - each outstanding share of the capital stock of ISEPMC will be converted into the right to receive 258.3246 shares of our common stock from the escrow fund.

                         MISCELLANEOUS AND OTHER MATTERS

ADVANCE NOTICE PROCEDURES FOR MAKING DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS



     Stockholder proposals for our annual meeting of stockholders to be held in 2005 will not be included in our proxy statement for that meeting unless the proposal is proper for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than August 6, 2005. Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.



     In addition, our amended and restated bylaws, or our bylaws, provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must generally be given to our Secretary not less than 90 days nor more than 120 days before the date on which we first mailed our notice of meeting and accompanying proxy materials for the prior year's annual meeting of stockholders.

     These bylaw requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement. If these requirements are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our bylaws, as amended, is filed as Exhibit 3.2 and Exhibit 3.2(a) to our annual report on Form 10-K for the year ended December 31, 2003 and is available at the SEC Internet site (http://www.sec.gov).

PROXY SOLICITATION COSTS



     We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers, directors and employees, and officers and employees of the Business Manager/Advisor, may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co, Inc.. to solicit proxies on our behalf. We believe that the cost of soliciting proxies on our behalf will be approximately $150,000 plus costs and expenses.



OTHER MATTERS

     As of the date of this proxy statement, the above are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting for which we did not receive proper notice in accordance with the requirements of our bylaws, as presented above, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

INFORMATION INCORPORATED BY REFERENCE

     We file annual, quarterly and current reports and other information with the SEC. The SEC permits us to incorporate by reference certain information into this proxy statement. The following information is incorporated by reference into this proxy statement:

     -    our Annual Report on Form 10-K, filed on March 15, 2004;

     -    our Annual Report on Form 10-K/A, filed on March 16, 2004;

     -    our Current Report on Form 8-K, filed on May 7, 2004;

     -    our Quarterly Report on Form 10-Q, filed on May 10, 2004;

     -    our Quarterly Report on Form 10-Q, filed August 9, 2004; and

     -    our Current Report on Form 8-K, filed September 14, 2004;

     In addition, all documents that we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this proxy statement and prior to the date of the 2004 annual meeting, shall be deemed to be incorporated by reference into this proxy statement.

     You may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

                                   By the order of the Board of Directors,


                                   Scott W. Wilton
                                   Secretary

Oak Brook, Illinois



October 29, 2004



     YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR VOTING VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

     Our 2003 Annual Report on Form 10-K to stockholders includes our financial statements for the fiscal year ended December 31, 2003. The 2003 Annual Report does not form any part of the material for the solicitation of proxies.

                               -------------------

                          INDEX TO FINANCIAL STATEMENTS

                                                                                       PAGE NUMBER
                                                                                    -----------------
1.   Inland Retail Real Estate Trust, Inc. and Subsidiaries

     (a)   Pro Forma Condensed Consolidated Balance Sheet as of June 30,
           2004 (unaudited)                                                                F-3
     (b)   Notes to Pro Forma Condensed Consolidated Balance Sheet
           (unaudited)                                                                     F-4
     (c)   Pro Forma Condensed Consolidated Statement of Operations for the
           Six Months Ended June 30, 2004 (unaudited)                                      F-6
     (d)   Notes to Pro Forma Condensed Consolidated Statement of
           Operations (unaudited)                                                          F-8
     (e)   Pro Forma Condensed Consolidated Statement of Operations for the
           Year Ended December 31, 2003 (unaudited)                                       F-10
     (f)   Notes to Pro Forma Condensed Consolidated Statement of
           Operations (unaudited)                                                         F-12

2.   Inland Retail Real Estate Advisory Services, Inc.

     (a)   Independent Auditors' Report                                                   F-14
     (b)   Balance Sheets as of December 31, 2003 and 2002                                F-15
     (c)   Statements of Income for the Years Ended December 31, 2003 and
           2002                                                                           F-16
     (d)   Statements of Changes in Stockholder's Equity for the Years Ended
           December 31, 2003 and 2002                                                     F-17
     (e)   Statements of Cash Flows for the Years Ended December 31, 2003
           and 2002                                                                       F-18
     (f)   Notes to Financial Statements                                                  F-19
     (g)   Balance Sheet as of June 30, 2004 (unaudited)                                  F-22
     (h)   Statement of Income for the Six Months Ended June 30, 2004
           (unaudited)                                                                    F-23
     (i)   Statement of Changes in Stockholder's Equity for the Six Months
           Ended June 30, 2004 (unaudited)                                                F-24
     (j)   Statement of Cash Flows for the Six Months Ended June 30, 2004
           (unaudited)                                                                    F-25

3.   Inland Mid-Atlantic Management Corp.

     (a)   Independent Auditors' Report                                                   F-26
     (b)   Balance Sheet as of December 31, 2003 and 2002                                 F-27
     (c)   Statement of Changes in Stockholders' Equity for the Period from
           Inception, December 1, 2002, to December 31, 2002 and the Year
           Ended December 31, 2003                                                        F-28
     (d)   Statements of Income for the Year Ended December 31, 2003 and the
           Period from Inception, December 1, 2002, to December 31, 2002                  F-29
     (e)   Statements of Cash Flows for the Year Ended December 31, 2003
           and the Period from Inception, December 1, 2002, to December 31, 2002          F-30
     (f)   Notes to Financial Statements                                                  F-31
     (g)   Balance Sheet as of June 30, 2004 (unaudited)                                  F-34
     (h)   Statement of Operations for the Six Months Ended June 30, 2004
           (unaudited)                                                                    F-35
     (i)   Statement of Cash Flows for the Six Months Ended June 30, 2004
           (unaudited)                                                                    F-36

                                                                                       PAGE NUMBER
                                                                                    -----------------
4.   Inland Southeast Property Management Corp.

     (a)   Independent Auditors' Report                                                   F-37
     (b)   Balance Sheet as of December 31, 2003 and 2002                                 F-38
     (c)   Statements of Changes in Stockholders' Equity for the Years Ended
           December 31, 2003 and 2002                                                     F-39
     (d)   Statements of Income for the Years Ended December 31, 2003 and
           2002                                                                           F-40
     (e)   Statements of Cash Flows for the Years ended December 31, 2003
           and 2002                                                                       F-41
     (f)   Notes to Financial Statements                                                  F-42
     (g)   Balance Sheet as of June 30, 2004 (unaudited)                                  F-44
     (h)   Statement of Operations for the Six Months Ended June 30, 2004
           (unaudited)                                                                    F-45
     (i)   Statement of Cash Flows for the Six Months Ended June 30, 2004
           (unaudited)                                                                    F-46

5.   Inland Southern Management Corp.

     (a)   Independent Auditors' Report                                                   F-47
     (b)   Balance Sheet as of December 31, 2003 and 2002                                 F-48
     (c)   Statements of Changes in Stockholders' Equity for the Period from
           Inception, December 1, 2002, to December 31, 2002 and the Year
           Ended December 31, 2003                                                        F-49
     (d)   Statements of Income for the Year Ended December 31, 2003 and the
           Period from Inception, December 1, 2002, to December 31, 2002                  F-50
     (e)   Statements of Cash Flows for the Year Ended December 31, 2003
           and the Period from Inception, December 1, 2002, to December 31,               F-51
           2002
     (f)   Notes to Financial Statements                                                  F-52
     (g)   Balance Sheet as of June 30, 2004 (unaudited)                                  F-55
     (h)   Statement of Operations for the Six Months Ended June 30, 2004                 F-56
           (unaudited)
     (i)   Statement of Cash Flows for the Six Months Ended June 30, 2004
           (unaudited)                                                                    F-57

             INLAND RETAIL REAL ESTATE TRUST, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               As of June 30, 2004

                                                         Property    Business Manager/    Pro Forma            Pro Forma
                                         IRRETI        Managers (F)       Advisor        Adjustments             Total
                                     ----------------  ------------  -----------------  -------------       ----------------
ASSETS:
Net Investment Properties            $  3,786,969,859                                                       $  3,786,969,859
Cash and cash equivalents                 118,235,322     2,223,771              6,580       (725,000) (C)       103,940,245
                                                                                           (2,230,351) (D)
                                                                                          (13,570,077) (A)
Restricted escrows                         25,778,217                                                             25,778,217
Restricted cash                            26,939,768                                                             26,939,768
Investment in securities                   10,407,481                          186,286                            10,593,767
Accounts and rents receivable              47,481,958       136,164         13,570,077       (111,680) (B)        47,506,442
                                                                                          (13,570,077) (A)
Acquired in-place lease tangibles         173,372,384                                                            173,372,384
Acquired above market lease
  intangibles                              53,568,762                                                             53,568,762
Intangible assets                                                                           2,060,000  (C)         2,060,000
Goodwill                                                                                   51,933,367  (C)        51,933,367
Leasing fees, loan fees and loan
  fee deposits                             19,013,202                                                             19,013,202
Property and equipment, net                                 257,580              7,388                               264,968
Other assets                                5,275,917                           97,585       (733,335) (C)         4,640,167
                                     ---------------------------------------------------------------------------------------
Total assets                         $  4,267,042,870  $  2,617,515  $      13,867,916  $  23,052,847       $  4,306,581,148
                                     =======================================================================================
LIABILITIES:
Accounts payable                     $      1,808,426  $    409,958  $          21,368                      $      2,239,752
Development payables                        4,776,980                                                              4,776,980
Accrued expenses                            5,606,670                                                              5,606,670
Real estate taxes payable                  16,610,161                                                             16,610,161
Distributions payable                      15,489,254                                          (1,361) (A)        15,487,893
Security deposits                           7,565,449                                                              7,565,449
Mortgages payable                       2,215,590,236                                                          2,215,590,236
Prepaid rental and recovery income          4,056,988                                                              4,056,988
Note and margin payable                    51,938,259                                                             51,938,259
Acquired below market lease
  intangibles                              40,030,815                                                             40,030,815
Restricted cash liability                  26,939,768                                                             26,939,768
Other liabilities                           5,383,139                                                              5,383,139
Due to affiliates                          13,455,591                          134,709    (13,121,256) (A)           469,044
Income tax liability                                                         5,300,997     (5,300,997) (E)                --
                                     ---------------------------------------------------------------------------------------
Total liabilities                    $  2,409,251,736  $    409,958  $       5,457,074  $ (18,423,614)      $  2,396,695,154
                                     =======================================================================================
Minority interest in partnership     $        402,925            --                 --                      $        402,925
Commitments and contingencies                      --            --                 --                                    --
Total stockholders' equity           $  1,857,388,209  $  2,207,557          8,410,842       (111,680) (B)     1,909,483,069
                                                                                             (447,460) (A)
                                                                                          196,735,032  (C)
                                                                                         (144,200,000) (C)
                                                                                           (2,230,351) (D)
                                                                                            5,300,997  (E)
                                                                                          (13,570,077) (A)
                                     ---------------------------------------------------------------------------------------
Total liabilities and stockholders'
  equity                             $  4,267,042,870  $  2,617,515  $      13,867,916  $  23,052,847       $  4,306,581,148
                                     =======================================================================================

See accompanying notes

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004

     The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Property Managers and Business Manager/Advisor had occurred on June 30, 2004. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what our actual financial position would have been at June 30, 2004, nor does it purport to represent our future financial position.

     The acquisition of the Property Managers (Inland Southeast Property Management Corp., Inland Southern Management Corp., Inland Mid-Atlantic Corp.) and the Business Manager/Advisor has been accounted for as a business combination pursuant to FAS 141 "Business Combinations." Management believes that the Property Managers and Business Manager/Advisor constitute a business pursuant to the FASB's Emerging Issues Task Force (EITF) No. 98-3 "Determining Whether A Nonmonetry Transaction involves receipt of Productive Assets or a Business," as all the necessary elements (inputs, processes and outputs) for a transfer set to conduct normal operations exist. The purchase price for the Property Managers and Business Manager/Advisor was determined based upon the number of shares to be exchanged and the share price of our shares determined at the date of signing (five day average closing price), the date on which all principal terms of the merger were agreed. The consideration for the constituent mergers will be placed into an escrow fund established in connection with the Merger and will be allocated to the shareholders of the merged companies as follows:

   - each outstanding share of the capital stock of IRREAS will be converted into the right to receive 8,700 shares of our common stock from the escrow fund;
   - each outstanding share of the capital stock of ISMC will be converted into the right to receive 363.3006 shares of our common stock from the escrow fund;
   - each outstanding share of the capital stock of IMAMC will be converted into the right to receive 535.2430 shares of our common stock from the escrow fund; and
   - each outstanding share of the capital stock of ISEPMC will be converted into the right to receive 258.3246 shares of our common stock from the escrow fund.

     The combined purchase price of the Property Managers and the Business Manager/Advisor will be allocated to contractual arrangements, which will be terminated and expensed, and intangible assets based on their respective fair value with the remaining balance attributable to goodwill. The purchase price allocation was performed by an independent valuation firm with the purchase price being allocated to property and equipment, the trademark and software license agreements, consulting agreements, employment agreements and our master property management agreements and advisory agreement. We will record the value allocated to the master property management agreements and advisory agreement as a contract termination expense on the date that the acquisition of the Business Manager/Advisor and Property Managers is consummated. The remainder of the purchase price not allocated to goodwill will be amortized over the estimated useful life of each asset. The allocation of these components is based on pro forma information and may vary from the final allocation at the time of the acquisitions. Certain amounts included in the unaudited pro forma condensed consolidated balance sheet above may increase or decrease. The estimated consideration including fees and costs paid by us in connection with the proposed acquisition of the Property Managers and Business Manager/Advisor and pro forma adjustments to the historical book values are as follows:

                            PURCHASE PRICE ALLOCATION

     The purchase price for the Business Manager/Advisor and Property Managers has been calculated as follows:

                                                     IRREAS           ISMC           ISEPMC           IMAMC           TOTAL
                                                     ------           ----           ------           -----           -----
Number of shares issued                               8,700,000       3,605,032       2,326,213       5,068,755       19,700,000
                                                 ===============================================================================
Share consideration based on $10.00 per share    $   87,000,000   $  36,050,319   $  23,262,130   $  50,687,551   $  197,000,000
Transaction costs and fees paid in cash                                                                                1,458,335
                                                 -------------------------------------------------------------------------------
Total purchase price                                                                                              $  198,458,335
                                                 ===============================================================================

     The preliminary allocation of the purchase price to the assets acquired as a result of the acquisition of the Business Manager/Advisor and Property Managers is as follows:

Purchase price including transaction costs         $   198,458,335

Purchase allocated to:
  Property and equipment                                  (264,968)
  Agreement terminations (expensed at closing)        (144,200,000)
                                                   ---------------
Balance of purchase price to intangible assets          53,993,367
  License agreement                                       (500,000)
  Employment contract and personnel provided              (280,000)
  Consulting agreements                                 (1,280,000)
                                                   ---------------
Balance allocated to goodwill                      $    51,933,367
                                                   ===============

A) Represents the elimination of the accrued advisor asset management fee at June 30, 2004 as this fee will not be incurred by us as part of our ongoing operations. The amount due at June 30, 2004 is reflected as paid by us and distributed to the shareholders of the Property Managers and Business Manager/Advisor prior to the closing of the Merger in order to facilitate a tax free transaction.
B) Reimbursement for accrued property management payroll costs are eliminated at June 30, 2004. These costs are typically reimbursed by us and will be paid either directly or indirectly as part of ongoing operations.
C) Represents the consideration exchanged (including transaction costs) for the Business Manager/Advisor and Property Managers and the related allocation of the purchase price.
D) The cash and cash equivalents of the Property Managers and Business Manager/Advisor will be distributed to their owners immediately prior to the closing of the Merger.
E) As a result of the Merger, the Business Manager/Advisor will be merged into an entity that will be a qualified REIT subsidiary that is not expected to pay federal or state income taxes. The amount represents the elimination of tax liabilities which had been previously reflected in the historical financial statements of the Business Manager/Advisor as such amounts will not be assumed by us.
F) This column represents a summary of operations of the Property Managers on a combined basis. The summary contains information from the financial statements of the Property Managers included elsewhere in this proxy statement. There were no transactions or balances that were required to be eliminated in combination.

                                                INLAND SOUTHEAST   INLAND SOUTHERN    INLAND MID-ATLANTIC
                                                MANAGEMENT CORP.   MANAGEMENT CORP.    MANAGEMENT CORP.        TOTAL
                                                ----------------   ----------------   -------------------   ------------
ASSETS:
Cash                                            $        694,148   $        581,275   $           948,348   $  2,223,771
Due from IRRETI (accounts receivable)                     34,417             21,275                55,988        111,680
Due from affiliates (accounts receivable)                 15,227              6,337                 2,920         24,484
Prepaid expenses ( other assets)
Property and equipment, net                               68,460            101,612                87,508        257,580
Deposits (other assets)
                                                ------------------------------------------------------------------------
Total assets                                    $        812,252   $        710,499   $         1,094,764   $  2,617,515
                                                ========================================================================
LIABILITIES:
Accounts payable                                $        135,139   $         59,370   $           215,449   $    409,958
Accrued expenses
State income tax payable (accrued expenses)
                                                ------------------------------------------------------------------------
Total liabilities                               $        135,139   $         59,370   $           215,449   $    409,958
                                                ========================================================================

Total stockholders' equity                      $        677,113   $        651,129   $           879,315   $  2,207,557
                                                ------------------------------------------------------------------------
Total liabilities and stockholders' equity      $        812,252   $        710,499   $         1,094,764   $  2,617,515
                                                ========================================================================

                      INLAND RETAIL REAL ESTATE TRUST, INC.
                                AND SUBSIDIARIES

                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2004

                                   Property            Pro Forma                      Business
                                   Operation          Total Before      Property      Manager/     Pro Forma            Pro Forma
                      IRRETI       Pro Forma             Merger       Managers (11)   Advisor      Adjustments            Total
                  --------------  ------------        --------------  -------------  -----------  -------------       --------------
INCOME:
Rental income     $  185,279,357  $  3,087,438  (8)   $  188,366,795                                                  $  188,366,795
Management fees                                                          10,179,676                 (10,179,676) (2)
Advisor fees                                                                           9,237,921     (9,237,921) (1)
Real estate tax
  recovery income     20,324,165                          20,324,165                                                      20,324,165
Common area cost
  recovery income     22,297,960                          22,297,960                                                      22,297,960
Additional rental
  income               1,762,021       564,587  (8)        2,326,608                                                       2,326,608
Interest and
  dividend income        828,518                             828,518                                                         828,518
Other income and
  expense
  reimbursement           80,535                              80,535         67,295      661,586       (661,586) (3)         147,830
                  ------------------------------------------------------------------------------------------------------------------
Total income      $  230,572,556  $  3,652,025        $  234,224,581  $  10,246,971  $ 9,899,507  $ (20,079,183)      $  234,291,876
                  ==================================================================================================================

EXPENSES:
Professional
  services        $    1,480,540                      $    1,480,540                 $    22,567  $     457,727  (7)  $    1,960,834
General and
  administrative
  expenses             2,067,656                           2,067,656      2,821,311      709,454       (661,586) (3)       4,894,308
                                                                                                        415,200  (5)
                                                                                                       (457,727) (7)
Advisor asset
  management fee       8,790,461                           8,790,461                                 (8,790,461) (1)
Property
  operating
  expenses            38,799,552       706,360  (8)       39,505,912                                (10,179,676) (2)      29,326,236
Real estate tax       22,179,607                          22,179,607                                                      22,179,607
Mortgage interest     52,236,211     1,465,725  (10)      53,701,936                                                      53,701,936
Depreciation and
  amortization        66,849,255     1,259,660  (9)       68,108,915         18,186                     169,000  (6)      68,296,101

Acquisition cost
  expenses               458,278                             458,278                                                         458,278
Income tax
  expense                                                                   138,353    3,566,152     (3,566,152) (4)         138,353
                  ------------------------------------------------------------------------------------------------------------------
Total expenses    $  192,861,560  $  3,431,745        $  196,293,305  $   2,977,850  $ 4,298,173  $ (22,613,675)      $  180,955,653
                  ==================================================================================================================
Net income        $   37,710,996  $    220,280        $   37,931,276  $   7,269,121  $ 5,601,334  $   2,534,492       $   53,336,223
Other
  comprehensive
  income                 105,061                             105,061                                                         105,061
                  ------------------------------------------------------------------------------------------------------------------
Comprehensive
  income          $   37,816,057  $    220,280        $   38,036,337  $   7,269,121  $ 5,601,334  $   2,534,492       $   53,441,284
                  ==================================================================================================================

Net income per
  common share    $         0.17                                                                                      $         0.22

Weighted average
  number of
  common shares
  outstanding
  (12)               225,950,871                                                                                         245,650,871

Agreement
  termination
  (13)                                                                                                                $  144,200,000

See accompanying notes

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2004

     The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2004 includes our historical statement of operations and gives effect to (i) operations of properties which were not owned for the entire pro forma period as though they were acquired on January 1, 2003 and (ii) the Merger of the Business Manager/Advisor and the Property Managers as though they were acquired as of January 1, 2003. The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what our actual results of operations would have been for the six months ended June 30, 2004, nor does it purport to represent our future financial position.

1) Represents the elimination of inter-company advisor asset management fees which were accrued or paid by us to the Business Manager/Advisor for the six months ended June 30, 2004 and which will not be incurred by us as part of our ongoing operations.

2) Represents the elimination of inter-company property management fees which were accrued or paid by us to the Property Managers for the six months ended June 30, 2004 and which will not be incurred by us as part of our ongoing operations.

3) As part of our agreement with the Business Manager/Advisor, we are obligated to reimburse certain payroll costs and other expenses incurred by the Business Manager/Advisor. These amounts were incurred in our operations and the operations of the Business Manager/Advisor for the six months ended June 30, 2004, and will be paid directly by us on an ongoing basis. The adjustment represents the elimination of these reimbursements.

4) The Business Manager/Advisor accrued $3,566,152 in income taxes related to its operations, which will not be applicable to us after the combination as the business will be owned by a qualified REIT subsidiary and, therefore, will not be a taxable entity.

5) Represents executive or officer level salaries which will be incurred by us on an ongoing basis pursuant to employment agreements, which were previously paid by an affiliate of the Business Manager/Advisor.

6) Represents depreciation and amortization of estimated purchase price allocated to property and equipment and intangible assets. Property and equipment are depreciated over their expected useful life and the intangible assets are amortized over the term of the applicable agreement.

7)   To re-classify certain professional fees paid by the Property Managers.

8) Total pro forma adjustments for acquisitions consummated as of June 30, 2004 are as though they were acquired January 1, 2003 or the date operations commenced. The combined gross income and direct operating expense are based on information provided by the seller or from other sources for the following properties:

     Tequesta, Market Square, Springfield Par, Marketplace at Mill Creek, Stonecrest Marketplace, Commonwealth Center, Oakley Plaza, The Fountains, the Overlook at King of Prussia, Piedmont Eckerds, Concord Crossing, Monroe Shopping Center, Paraiso Plaza, Sheridan Square, Windsor Court, Suwanee Crossroads, Capital Crossing, Bardmoor Center, Camp Hill, Glenmark Center, Flamingo Falls, The Creeks of Virginia, Westside Center, River Run, Bi-Lo Southern Pines, Barrett Pavilion, Goody's, BJ's Wholesale, Village Crossing, 440 Commons, Edgewater, Brick Center, East Hanover, Sony Theater, West Falls, Town and Country, Kilearn, Sandy Plains, Eckerds package, North Hill Commons, Bi-Lo Sylvania, Birkdale Village, Heritage Pavilion, Valley Park, Brooker Creek, Downtown Short Pump, Village Center, Paradise Point, Shoppes at Lake Dow, Hiram Pavilion, Costco Plaza, Denbigh Village, Shops at Willoughby, Vision Works, Fayette Pavilion, Northlake Plaza, Cascades Marketplace, Route 22, Camfield Corners, Bellevue Place, largo Towne Center, Spring Mall, Naugatuck Valley, Kensington Place, Port Huron Walgreens, Riverdale Shops, the Principal Net Lease Properties, Bank First, Houston Square, Seekonk Town Center, Cedar Springs Crossings, Bi-Lo-Greenwood, Lexington Place, Cortez Plaza, Manchester Broad Street, Shoppes of Lithia, Paradise Shoppes of Ellenwood, Plaza Del Paraiso, Clearwater Crossing, Shoppe at

     Oliver's Crossing, Squirewood Village, Middletown Village, Hilliard Rome Road, Loisdale Center, Waterfront Marketplace, Crossroads Plaza, Winslow Bay Commons, Pointe at Tampa Palms, Sycamore Commons Outlot, Paradise Place, Albertson's at Bloomingdale Hills, Oak Summit, Piedmont Plaza, Warwick Center, Aiken exchange, Paradise Promenade, Mooresville Marketplace, Cypress Trace, Walk at Highwood II, Adams Farm, Wendover Village I, Millpond Village, Centerpointe I, Thompson Square Mall and Wytheville Commons.

9) Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below market lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

10) The pro forma adjustment relating to interest expense of $1,465,725 was based on the actual interest rates, ranging from 4.22% to 5.50%.

11) This column represents a summary of operations of the Property Managers on a combined basis. The summary contains information from the financial statements of the Property Managers included elsewhere in this proxy statement. There were no transactions or balances that were required to be eliminated in combination.

                                                    INLAND             INLAND              INLAND
                                                   SOUTHEAST          SOUTHERN          MID-ATLANTIC
                                                MANAGEMENT CORP.   MANAGEMENT CORP.    MANAGEMENT CORP.        TOTAL
                                                ----------------   ----------------   -------------------   ------------
INCOME:
Management fees                                 $      2,437,069   $      3,280,282   $         4,462,325   $ 10,179,676
Other income                                    $          5,952   $            100                61,243         67,295
                                                ------------------------------------------------------------------------
Total income                                    $      2,443,021   $      3,280,382   $         4,523,568   $ 10,246,971
                                                ========================================================================

EXPENSES:
Professional services
Salaries and employee benefits (incl
w/ G&A)                                                  272,375            409,036               593,908      1,275,319
General and administrative expenses                      445,544            333,306               767,142      1,545,992
Depreciation and amortization                              5,081              5,949                 7,156         18,186
Other expense
State income tax expense                                     770             87,727                49,856        138,353
                                                ------------------------------------------------------------------------
Total expenses                                  $        723,770   $        836,018   $         1,418,062   $  2,977,850
                                                ========================================================================

Net income                                      $      1,719,251   $      2,444,364   $         3,105,506   $  7,269,121
                                                ========================================================================

(12) Pro forma weighted average shares are computed by adding 19,700,000 shares that will be issued as consideration in the Merger to historical weighted average shares.

(13) The amount calculated as the agreement termination will be expensed at the closing of the Merger.

                      INLAND RETAIL REAL ESTATE TRUST, INC.
                                AND SUBSIDIARIES

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                  Property            Pro Forma                       Business
                                  Operation          Total Before      Property       Manager/     Pro Forma            Pro Forma
                     IRRETI       Pro Forma             Merger       Managers (11)    Advisor      Adjustments            Total
                  -------------  -------------       --------------  -------------  ------------  -------------       --------------
INCOME:

Rental income     $ 257,324,192  $  87,043,699 (8)   $  344,367,891             --            --             --       $  344,367,891
Management fees              --             --                   --     13,177,240            --    (13,066,036) (2)         111,204
Advisor fees                 --             --                   --             --    15,530,795    (15,530,795) (1)
Real estate tax
  recovery income    25,577,181             --           25,577,181             --            --             --           25,577,181
Common area cost
  recovery income    27,973,282             --           27,973,282             --            --             --           27,973,282
Additional rental
  income              1,175,702     17,588,956 (8)       18,764,658             --            --             --           18,764,658
Interest and
  dividend income     5,152,699              -            5,152,699             --            --             --            5,152,699
Other income and
  expense
  reimbursement         625,408         63,573 (8)          688,981         12,692     1,531,179     (1,524,586) (3)         708,266
                  ------------------------------------------------------------------------------------------------------------------
Total income      $ 317,828,464  $ 104,696,228       $  422,524,692  $  13,189,932  $ 17,061,974  $ (30,121,417)      $  422,655,181
                  ==================================================================================================================

EXPENSES:
Professional
  services        $   1,995,081             --       $    1,995,081  $     100,330        17,000        731,041  (7)  $    2,843,452
General and
  administrative
  expenses            3,048,828             --            3,048,828      3,595,559     1,604,211     (1,524,586) (3)       6,823,371
                                                                                                        830,400  (5)
                                                                                                       (731,041) (7)
Advisor asset
  management fee     15,530,795             --           15,530,795             --            --    (15,530,795) (1)
Property
  operating
  expenses           50,170,838     22,625,270 (8)       72,796,108             --            --    (13,066,036) (2)      59,730,072
Real estate tax      28,396,945             --           28,396,945             --            --             --           28,396,945
Mortgage interest    62,348,837     40,967,094 (10)     103,315,931             --            --             --          103,315,931
Depreciation and
  amortization       85,006,061     40,109,046 (9)      125,115,107         42,723            --        338,000  (6)     125,495,830
Acquisition cost
  expenses            1,494,765         59,401 (8)        1,554,166             --            --             --            1,554,166
Other expense                --             --                   --          1,825         5,567             --                7,392
Income tax
  expense                    --             --                   --        215,784     6,004,291     (6,004,291) (4)         215,784
                  ------------------------------------------------------------------------------------------------------------------
Total expenses    $ 247,992,150  $ 103,760,811       $  351,752,961  $   3,956,221  $  7,631,069  $ (34,957,308)      $  328,382,943
                  ==================================================================================================================

Net income        $  69,836,314  $     935,417       $   70,771,731  $   9,233,711  $  9,430,905  $   4,835,891       $   94,272,238
Other
  comprehensive
  income              2,662,831                           2,662,831                                                        2,662,831
                  ------------------------------------------------------------------------------------------------------------------
Comprehensive
  income          $  72,499,145  $     935,417       $   73,434,562  $   9,233,711  $  9,430,905  $   4,835,891       $   96,935,069
                  ==================================================================================================================

Net income per
  common share    $        0.36                                                                                       $         0.46

Weighted average
  number of
  common shares
  outstanding
  (12)              192,874,787                                                                                          212,574,787

Agreement
  termination
  (13)                                                                                                                $  144,200,000

See accompanying notes

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

     The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 includes our historical statement of operations and gives effect to (i) operations of properties which were not owned for the entire pro forma period as though they were acquired on January 1, 2003 and (ii) the Merger of the Business Manager/Advisor and the Property Managers as though they were acquired as of January 1, 2003. The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what our actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future financial position.

1) Represents the elimination of inter-company advisor asset management fees which were accrued or paid by us to the Business Manager/Advisor in 2003 and which will not be incurred by us as part of our ongoing operations.

2) Represents the elimination of inter-company property management fees which were accrued or paid by us to the Property Managers in 2003 and which will not be incurred by us as part of our ongoing operations.

3) As part of our agreement with the Business Manager/Advisor, we are obligated to reimburse certain payroll costs and other expenses incurred by the Business Manager/Advisor. These amounts were incurred in our operations and the operations of the Business Manager/Advisor in 2003, and will be paid directly by us on an ongoing basis. The adjustment represents the elimination of these reimbursements.

4) The Business Manager/Advisor accrued $6,004,291 in income taxes related to its operations, which will not be applicable to us after the combination as the business will be owned by a qualified REIT subsidiary and, therefore, will not be a taxable entity.

5) Represents executive or officer level salaries which will be incurred by us on an ongoing basis pursuant to employment agreements, which were previously paid by an affiliate of the Business Manager/Advisor.

6) Represents depreciation and amortization of estimated purchase price allocated to property and equipment and intangible assets. Property and equipment are depreciated over their expected useful life and the intangible assets are amortized over the term of the applicable agreement.

7)   To re-classify certain professional fees paid by the Property Managers.

8) Total pro forma adjustments for acquisitions consummated as of June 30, 2004 are as though they were acquired January 1, 2003 or the date operations commenced. The combined gross income and direct operating expense are based on information provided by the seller or from other sources for the following properties:

     Tequesta, Market Square, Springfield Par, Marketplace at Mill Creek, Stonecrest Marketplace, Commonwealth Center, Oakley Plaza, The Fountains, the Overlook at King of Prussia, Piedmont Eckerds, Concord Crossing, Monroe Shopping Center, Paraiso Plaza, Sheridan Square, Windsor Court, Suwanee Crossroads, Capital Crossing, Bardmoor Center, Camp Hill, Glenmark Center, Flamingo Falls, The Creeks of Virginia, Westside Center, River Run, Bi-Lo Southern Pines, Barrett Pavilion, Goody's, BJ's Wholesale, Village Crossing, 440 Commons, Edgewater, Brick Center, East Hanover, Sony Theater, West Falls, Town and Country, Kilearn, Sandy Plains, Eckerds package, North Hill Commons, Bi-Lo Sylvania, Birkdale Village, Heritage Pavilion, Valley Park, Brooker Creek, Downtown Short Pump, Village Center, Paradise Point, Shoppes at Lake Dow, Hiram Pavilion, Costco Plaza, Denbigh Village, Shops at Willoughby, Vision Works, Fayette Pavilion, Northlake Plaza, Cascades Marketplace, Route 22, Camfield Corners, Bellevue Place, largo Towne Center, Spring Mall, Naugatuck Valley, Kensington Place, Port Huron Walgreens, Riverdale Shops, the Principal Net Lease Properties, Bank First, Houston Square, Seekonk Town Center, Cedar Springs Crossings, Bi-Lo-Greenwood, Lexington Place, Cortez Plaza, Manchester Broad Street, Shoppes of Lithia, Paradise Shoppes of Ellenwood, Plaza Del Paraiso, Clearwater Crossing, Shoppe at Oliver's Crossing, Squirewood Village, Middletown Village, Hilliard Rome Road, Loisdale Center, Waterfront Marketplace, Crossroads Plaza, Winslow Bay Commons, Pointe at Tampa Palms, Sycamore

     Commons Outlot, Paradise Place, Albertson's at Bloomingdale Hills, Oak Summit, Piedmont Plaza, Warwick Center, Aiken exchange, Paradise Promenade, Mooresville Marketplace, Cypress Trace, Walk at Highwood II, Adams Farm, Wendover Village I, Millpond Village, Centerpointe I, Thompson Square Mall and Wytheville Commons.

9) Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below market lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

10) The pro forma adjustment relating to interest expense of $40,967,094 was based on the actual interest rates, ranging from 4.22% to 5.50%, or our average cost of funds of 4.97%.

11) This column represents a summary of operations of the Property Managers on a combined basis. The summary contains information from the financial statements of the Property Managers included elsewhere in this proxy statement. There were no transactions or balances that were required to be eliminated in combination.

                                                INLAND SOUTHEAST   INLAND SOUTHERN   INLAND MID-ATLANTIC
                                                MANAGEMENT CORP.   MANAGEMENT CORP.    MANAGEMENT CORP.        TOTAL
                                                ----------------   ----------------  -------------------    ------------
INCOME:
Management fees                                 $      3,503,707   $      4,757,960   $         4,915,573   $ 13,177,240
Other income                                    $          9,917   $          2,775                     -         12,692
                                                ------------------------------------------------------------------------
Total income                                    $      3,513,624   $      4,760,735   $         4,915,573   $ 13,189,932
                                                ========================================================================
EXPENSES:

Professional services                                          -   $          5,390   $            94,940   $    100,330
Salaries and employee benefits (incl.
w/ G&A)                                                  540,977            401,367               573,194      1,515,538
General and administrative expenses                      662,021            618,442               799,558      2,080,021
Depreciation and amortization                             12,849             15,562                14,312         42,723
Other expense                                                  -                  -                 1,825          1,825
State income tax expense                                      11            161,612                54,161        215,784
                                                ------------------------------------------------------------------------
Total expenses                                  $      1,215,858   $      1,202,373   $         1,537,990   $  3,956,221
                                                ========================================================================
Net income                                      $      2,297,766   $      3,558,362   $         3,377,583   $  9,233,711
                                                ========================================================================

(12) Pro forma weighted average shares are computed by adding 19,700,000 shares that will be issued as consideration in the Merger to historical weighted average shares.

(13) The amount calculated as the agreement termination will be expensed at the closing of the Merger.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Inland Retail Real Estate Advisory Services, Inc.:

We have audited the accompanying balance sheet of Inland Retail Real Estate Advisory Services, Inc. (wholly owned by Inland Real Estate Investment Corporation) as of December 31, 2003 and 2002, and the related statements of income, changes in stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of Inland Retail Real Estate Advisory Services, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inland Retail Real Estate Advisory Services, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Chicago, Illinois

October 13, 2004

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.
              (Wholly Owned by Inland Real Estate Investment Corp.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                                              2003           2002
                                                          ------------   ------------
                                     ASSETS
Current assets:
  Cash and cash equivalents                               $     37,026      1,509,702
  Accrued distribution receivable                                1,410          1,410
  Accrued advisor fee receivable                            12,030,795      2,000,000
  Prepaid rent                                                   5,074             --
  Due from real estate investment trust                        270,596        302,676
                                                          ------------   ------------
         Total current assets                               12,344,901      3,813,788
  Deferred tax assets                                            1,259             --
  Investment in real estate investment trust                   191,390        201,126
                                                          ------------   ------------
         Total assets                                     $ 12,537,550      4,014,914
                                                          ============   ============

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
  Accounts payable and accrued expenses                   $     19,671             --
  Due to IREIC                                                 274,186        302,676
  Income taxes payable                                       1,734,185      1,333,635
                                                          ------------   ------------
         Total liabilities (all current)                     2,028,042      1,636,311
                                                          ------------   ------------

Stockholder's equity:
  Common stock, no par value, 100,000 shares authorized,
    1,000 shares issued and outstanding                          1,000          1,000
  Retained earnings                                         12,758,508      3,327,603
  Cumulative dividends                                      (2,250,000)      (950,000)
                                                          ------------   ------------
         Total stockholder's equity                         10,509,508      2,378,603
                                                          ------------   ------------
         Total liabilities and stockholder's equity       $ 12,537,550      4,014,914
                                                          ============   ============

See accompanying notes to financial statements.

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.
              (Wholly Owned by Inland Real Estate Investment Corp.)

                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                              2003              2002
                                                                         ---------------   ---------------
Revenues:
   Advisor fees                                                          $    15,530,795         5,293,000
   Reimbursement of salary and employee benefits                               1,524,315         1,330,328
   Income from investment in real estate investment trust                          6,864            16,434
                                                                         ---------------   ---------------
             Total revenues                                                   17,061,974         6,639,762
                                                                         ---------------   ---------------
Expenses:
   Salary and employee benefits                                                1,524,586         1,330,328
   General and administrative expenses                                           102,192            26,071
                                                                         ---------------   ---------------
             Total expenses                                                    1,626,778         1,356,399
                                                                         ---------------   ---------------
             Income before income taxes                                       15,435,196         5,283,363
                                                                         ---------------   ---------------
Provision for income taxes                                                     6,004,291         2,055,228
                                                                         ---------------   ---------------
             Net income                                                  $     9,430,905         3,228,135
                                                                         ===============   ===============

See accompanying notes to financial statements.

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.
              (Wholly Owned by Inland Real Estate Investment Corp.)

                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                              COMMON                                                         TOTAL
                                              SHARES         COMMON                        RETAINED      STOCKHOLDER'S
                                              ISSUED         STOCK        DIVIDENDS        EARNINGS         EQUITY
                                           ------------   ------------   ------------    ------------   ---------------
Balance at December 31, 2001                      1,000   $      1,000             --          99,468           100,468
Dividends declared                                   --             --       (950,000)             --          (950,000)
Net income                                           --             --             --       3,228,135         3,228,135
                                           ------------   ------------   ------------    ------------   ---------------
Balance at December 31, 2002                      1,000   $      1,000       (950,000)      3,327,603         2,378,603
Dividends declared                                   --             --     (1,300,000)             --        (1,300,000)
Net income                                           --             --             --       9,430,905         9,430,905
                                           ------------   ------------   ------------    ------------   ---------------
Balance at December 31, 2003                      1,000   $      1,000     (2,250,000)     12,758,508        10,509,508
                                           ============   ============   ============    ============   ===============

See accompanying notes to financial statements.

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.
              (Wholly Owned by Inland Real Estate Investment Corp.)

                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                2003               2002
                                                                           ---------------    ---------------
Cash flows from operating activities:
  Net income                                                               $     9,430,905          3,228,135
  Adjustments to reconcile net income to net cash
     provided by (used in) operating activities:
       Straight-line rental expense                                                    896                 --
       Income from investment in real estate investment trust                       (6,864)           (16,434)
       Changes in operating assets and liabilities:
           Accrued advisor fee receivable                                      (10,030,795)        (2,000,000)
           Prepaid rent                                                             (5,074)                --
           Accounts payable and accrued expenses                                    18,775                 --
           Due to IREIC                                                            (28,490)          (100,028)
           Accrued distribution receivable                                              --                (34)
           Due from real estate investment trust                                    32,080           (101,972)
           Deferred tax asset                                                       (1,259)                --
           Income taxes payable                                                    400,550          1,330,522
                                                                           ---------------    ---------------
               Net cash provided by (used in) operating activities                (189,276)         2,340,189
                                                                           ---------------    ---------------
Cash flows from investing activities:
  Distributions received from investments in real estate
     investment trusts                                                              16,600             16,615
                                                                           ---------------    ---------------
               Net cash provided by investing activities                            16,600             16,615
                                                                           ---------------    ---------------
Cash flows from financing activities:
  Dividends paid                                                                (1,300,000)          (950,000)
                                                                           ---------------    ---------------
               Net cash used in financing activities                            (1,300,000)          (950,000)
                                                                           ---------------    ---------------

               Net increase (decrease) in cash and cash equivalents             (1,472,676)         1,406,804
                                                                           ---------------    ---------------

Cash and cash equivalents at beginning of year                                   1,509,702            102,898
                                                                           ---------------    ---------------

Cash and cash equivalents at end of year                                   $        37,026          1,509,702
                                                                           ===============    ===============

Supplemental disclosure:
  Income taxes paid                                                        $     5,605,000            724,706
                                                                           ===============    ===============

See accompanying notes to financial statements.

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.
              (Wholly Owned by Inland Real Estate Investment Corp.)

                        Notes to the Financial Statements

                           December 31, 2003 and 2002

(1)    GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

       Inland Retail Real Estate Advisory Services, Inc. (the Company) is a wholly owned subsidiary of Inland Real Estate Investment Corporation (IREIC). The Inland Group, Inc. (TIGI) is the ultimate parent. The Company was formed in 1998 to serve as advisor to Inland Retail Real Estate Trust, Inc. (IRRETI), a real estate investment trust affiliated with IREIC.

       The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could subsequently differ from such estimates. A description of significant accounting policies follows:

              ADVISOR FEES

              In connection with advising IRRETI, the Company earns an advisory fee of not more than 1% annually of the real estate investment trust's net asset value. The quarterly net asset value is computed by taking the average of the net asset value at the end of each month within the quarter. Net asset value is defined as the total book value of the assets invested reduced by any mortgages payable related to the respective assets. The fee is payable on a quarterly basis in an amount equal to 1/4 of 1% of the quarterly net asset value. All amounts due as of December 31, 2003 have been collected in 2004.

              INVESTMENT IN A REAL ESTATE INVESTMENT TRUST

              The Company accounts for its investment in IRRETI using the equity method of accounting whereby it records its share of earnings as income from investment in real estate investment trust and records the dividends received as a reduction of its investment.

              INCOME TAXES

              The Company is included in the consolidated Federal and combined unitary state income tax returns of TIGI. The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, ACCOUNTING FOR INCOME TAXES.

              Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              STATEMENT OF CASH FLOWS

              For purposes of the statement of cash flows, the Company considers interest-bearing deposits with maturity of three months or less at the date of purchase to be cash equivalents.

(2)    RELATED-PARTY TRANSACTIONS

       Advisor fee income of $15,530,795 and $5,293,000 for 2003 and 2002, respectively, was derived from advisory services performed for IRRETI.

       Income from investment in real estate investment trust of $6,864 and $16,434 for 2003 and 2002, respectively, was earned from the Company's $200,000 original cash investment in common stock of IRRETI.

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.
              (Wholly Owned by Inland Real Estate Investment Corp.)

                        Notes to the Financial Statements

                           December 31, 2003 and 2002

       The Company is charged direct costs for specific legal, information technology services, and certain other administrative services performed by administrative departments of TIGI. Additionally, rent is allocated from IREIC and paid to TIGI. Such amounts totaled $19,014 and $164 for the years ended December 31, 2003 and 2002, respectively. In the opinion of management, the aforementioned administrative costs and rent are believed to be reasonable; however, it is not necessarily indicative of the expense the Company may have incurred on its own account.

       The Company is entitled to reimbursements for salaries and expenses of its employees relating to the offering and administration of IRRETI. Such costs totaling $1,524,315 and $1,330,328 for 2003 and 2002, respectively, are included in reimbursement of salary and employee benefits as well as salary and employee benefits in the accompanying statements of income. As of December 31, 2003 and 2002, $270,596 and $302,676, respectively, remained unpaid by IRRETI. IREIC administers the salary function for the Company. As of December 31, 2003 and 2002, $274,186 and $302,676,
       respectively, of payroll reimbursements were due by the Company to IREIC.

(3)    INCOME TAXES

       The Company is party to a tax sharing agreement which provides that income tax expense or benefit be reflected on a separate company basis. Income tax expense from operations consists of:

                                          CURRENT         DEFERRED        TOTAL
                                       -------------------------------------------
        Year ended December 31, 2003   $  6,005,550         (1,259)      6,004,291

        Year ended December 31, 2002      2,055,228             --       2,055,228

       Income tax expense is entirely attributable to income from continuing operations. Deferred income tax expense results entirely from the tax effects of temporary differences. The tax effects of temporary differences due to the income from the investment in IRRETI that give rise to the deferred tax assets at December 31, 2003 and 2002 is $1,259 and $0, respectively.

       Income tax expense from operations for the year ended December 31, 2003 and 2002 differs from "expected" tax expense (computed by applying the U.S. Federal income tax rate of 34% to pretax income) principally due to the effect of state and local income taxes (net of Federal benefit). As of December 31, 2003 and 2002, there was no valuation allowance, as management believes it is more likely than not that the deferred tax asset will be realized through future operations.

(4)    LEASES

       The Company pays for space occupied by the employees providing advisory services to IRRETI. The Company leased space from IREIC through June 2003; thereafter, the Company entered into a lease with a third-party. In addition, the Company pays rent for space in their Florida office. Certain of the Company's leases contain provisions providing for stepped rent increases. GAAP requires the Company to record rental expense for the period of occupancy using the effective monthly rent, which is the average monthly rent for the entire period of occupancy during the term of the lease. As a direct result of recording the effective monthly rent, the statement of income includes a net increase in rent expense in excess of the contractual amount due of $896 for the year ended December 31, 2003.

                                                                     (Continued)

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.
              (Wholly Owned by Inland Real Estate Investment Corp.)

                        Notes to the Financial Statements

                           December 31, 2003 and 2002

       Minimum lease payments to be made in the future under these leases are as follows:

                         Year ending December 31:
                          2004                                   $        61,342
                          2005                                            62,237
                          2006                                            63,133
                          2007                                            64,028
                          2008                                            32,238
                          Remaining years                                     --
                                                                 ---------------
                            Total minimum lease payments         $       282,978
                                                                 ===============

(5)    COMMITMENTS AND CONTINGENCIES

       Pursuant to the terms of the offering of IRRETI, the Company is required to pay organizational and offering expenses (excluding sales commissions, the marketing contribution, and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering (Gross Officering Proceeds) or all organization and offering expenses (including selling commissions) which together exceed 15% of Gross Offering Proceeds. As of December 31, 2003 and 2002, offering costs did not exceed the 5.5% and 15% limitations.

                                                                     (Continued)

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.

                                  BALANCE SHEET
                                  JUNE 30, 2004
                                   (UNAUDITED)

                                     ASSETS
Cash and cash equivalents                                                                    6,580
Accrued distribution receivable                                                              1,361
Accrued advisor fee receivable                                                          13,568,716
Office equipment                                                                             7,388
Investments in real estate investment trust                                                186,286
Advances to real estate investment trust                                                    95,667
Deferred tax assets                                                                          1,918
                                                                                   ---------------
                                  Total assets                                     $    13,867,916
                                                                                   ===============

                       LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
            Accounts payable and accrued liabilities                               $        21,368
            Due to affiliate                                                               134,709
            Current income tax liability                                                 5,300,997
                                                                                   ---------------
                                  Total liabilities                                      5,457,074
                                                                                   ---------------

Stockholder's equity:
            Common stock, no par value, 100,000 shares authorized,
                1,000 shares issued and outstanding                                          1,000
            Retained earnings                                                           18,359,842
            Cumulative dividends                                                        (9,950,000)
                                                                                   ---------------
                                  Total stockholder's equity                             8,410,842
                                                                                   ---------------
                                  Total liabilities and stockholder's equity       $    13,867,916
                                                                                   ===============

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.

                               STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

Revenues:
     Advisor fees                                                   $     9,237,921
     Reimbursement of salary and employee benefits                          658,257
     Income from investment in real estate investment trust                   3,329
                                                                    ---------------
                Total revenues                                            9,899,507
                                                                    ---------------
Expenses:
     Salary and employee benefits                                           658,398
     Rent                                                                    39,071
     Telephone                                                                9,307
     Legal                                                                   22,567
     Data processing                                                             82
     Bank and filing fees                                                        40
     Miscellaneous expense                                                    2,556
                                                                    ---------------
                Total expenses                                              732,021
                                                                    ---------------
                Income before income taxes                                9,167,486
                                                                    ---------------
Provision for income taxes                                                3,566,152
                                                                    ---------------
                Net income                                          $     5,601,334
                                                                    ===============

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                         SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

                                              COMMON                                                         TOTAL
                                              SHARES         COMMON                        RETAINED      STOCKHOLDER'S
                                              ISSUED         STOCK         DIVIDENDS       EARNINGS         EQUITY
                                           ------------   ------------   ------------    ------------   ---------------
Balance at December 31, 2003                      1,000   $      1,000     (2,250,000)     12,758,508        10,509,508
Dividends declared                                   --             --     (7,700,000)             --        (7,700,000)
Net income                                           --             --             --       5,601,334         5,601,334
                                           ------------   ------------   ------------    ------------   ---------------
Balance at June 30, 2004                          1,000          1,000     (9,950,000)     18,359,842         8,410,842
                                           ============   ============   ============    ============   ===============

                INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.

                             STATEMENT OF CASH FLOWS
                         SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

Cash flows from operating activities:
       Net income                                                                       $     5,601,334
       Adjustments to reconcile net income to net cash used in operating activities:
           Straight-line rental expense                                                             671
           Income from investment in real estate investment trust                                (3,329)
           Changes in operating assets and liabilities:
                Accrued advisor fee receivable                                               (1,537,921)
                Prepaid rent                                                                      5,074
                Accounts payable                                                                  1,026
                Due to IREIC                                                                   (139,477)
                Advances to real estate investment trust                                        174,929
                Deferred tax assets                                                                (659)
                Accrued dividend receivable                                                          49
                Current income taxes payable                                                  3,566,812
                                                                                        ---------------
                    Net cash used in operating activities                                     7,668,509
                                                                                        ---------------
Cash flows from investing activities:
       Distributions from real estate investment trusts                                           8,433
       Purchase of office equipment                                                              (7,388)
                                                                                        ---------------
                Net cash provided by investing activities                                         1,045
                                                                                        ---------------
Cash flows from financing activities:
       Capital contribution                                                                          --
       Dividends paid                                                                        (7,700,000)
                                                                                        ---------------
                Net cash provided by financing activities                                    (7,700,000)
                                                                                        ---------------

                Net increase in cash and cash equivalents                                       (30,446)
                                                                                        ---------------

Cash and cash equivalents at beginning of year                                                   37,026
                                                                                        ---------------

Cash and cash equivalents at end of year                                                $         6,580
                                                                                        ===============

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Inland Mid-Atlantic Management Corp.
Oak Brook, Illinois

We have audited the accompanying balance sheets of INLAND MID-ATLANTIC MANAGEMENT CORP. (a Delaware S-Corporation) as of December 31, 2003 and 2002, and the related statements of changes in stockholders' equity, income and cash flows for year ended December 31, 2003 and the period from inception, December 1, 2002, to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INLAND MID-ATLANTIC MANAGEMENT CORP. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for year ended December 31, 2003 and the period from inception, December 1, 2002, to December 31, 2002 in conformity with U.S. generally accepted accounting principles.

Warady & Davis LLP
Deerfield, Illinois

February 20, 2004

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                                  BALANCE SHEET
                        AS OF DECEMBER 31, 2003 AND 2002

                                                                        2003           2002
-----------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
      Cash                                                          $    512,392   $    214,836
      Due from Affiliates                                                 89,057          7,970
                                                                    ------------   ------------
          Total Current Assets                                           601,449        222,806
                                                                    ------------   ------------

PROPERTY AND EQUIPMENT
      Computer Equipment                                                  29,774          7,847
      Furniture and Fixtures                                              45,106         28,695
      Leasehold Improvements                                              29,314             --
      Telephone Equipment                                                  5,354          5,354
                                                                    ------------   ------------
                                                                         109,548         41,896
      Accumulated Depreciation and Amortization                           14,885            573
                                                                    ------------   ------------
          Property and Equipment, net                                     94,663         41,323
                                                                    ------------   ------------

SECURITY DEPOSITS                                                            800             --
-----------------------------------------------------------------------------------------------

                                                                    $    696,912   $    264,129
===============================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Note Payable, Affiliate                                       $         --   $     50,000
      Accounts Payable                                                   120,305         48,305
      Due to Affiliate                                                        --          3,910
      Accrued Payroll                                                     14,752         11,275
      Accrued Interest                                                        --          1,362
      State Income Tax Payable                                            54,161          5,656
                                                                    ------------   ------------
          Total Current Liabilities                                      189,218        120,508
                                                                    ------------   ------------

STOCKHOLDERS' EQUITY
      Common Stock - Par Value $.01
          Authorized - 100,000 shares
          Outstanding - 9,470 shares and 9,000 shares                         95             90
      Additional Paid-In Capital                                         173,235         77,850
      Retained Earnings                                                  334,364         65,681
                                                                    ------------   ------------
              Total Stockholders' Equity                                 507,694        143,621
-----------------------------------------------------------------------------------------------

                                                                    $    696,912   $    264,129
===============================================================================================

See accompanying notes.

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION, DECEMBER 1, 2002, TO
             DECEMBER 31, 2002 AND THE YEAR ENDED DECEMBER 31, 2003

                                                   Common Stock           Additional                             Total
                                           ---------------------------       Paid-in      Retained       Stockholders'
                                              Shares         Amount          Capital      Earnings              Equity
                                           ------------   ------------   ------------   ------------    ---------------
BALANCE, DECEMBER 1, 2002                            --   $         --   $         --   $         --    $            --

Issuance of Common Stock                          9,000             90         77,850             --             77,940

Net Income                                           --             --             --         67,869             67,869

Distributions                                        --             --             --         (2,188)            (2,188)
                                           ------------   ------------   ------------   ------------    ---------------

BALANCE, DECEMBER 31, 2002                        9,000             90         77,850         65,681            143,621

Issuance of Common Stock                            470              5         95,385             --             95,390

Net Income                                           --             --             --      3,377,583          3,377,583

Distributions                                        --             --             --     (3,108,900)        (3,108,900)
-----------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2003                        9,470   $         95   $    173,235   $    334,364    $       507,694
=======================================================================================================================

See accompanying notes.

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                              STATEMENTS OF INCOME
               FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD
             FROM INCEPTION, DECEMBER 1, 2002, TO DECEMBER 31, 2002

                                                                     2003              2002
------------------------------------------------------------------------------------------------
REVENUES
      Management Fees                                          $     4,915,573   $       127,092
                                                               ---------------   ---------------

Expenses
      Salaries and Employee Benefits                                   573,194            13,513
      Computer Charges                                                 189,899             5,140
      General and Administrative                                       609,659            38,815
      Depreciation and Amortization                                     14,312               281
                                                               ---------------   ---------------
         Total Expenses                                              1,387,064            57,749
                                                               ---------------   ---------------

INCOME BEFORE OTHER EXPENSES                                         3,528,509            69,343
                                                               ---------------   ---------------

Other Expenses
      Interest Expense                                                   1,825             1,362
      Professional Fees                                                 94,940                --
                                                               ---------------   ---------------
         Total Other Expenses                                           96,795             1,362
                                                               ---------------   ---------------

INCOME BEFORE INCOME TAXES                                           3,431,744            67,981

State Income Tax Expense                                                54,161               112
------------------------------------------------------------------------------------------------

NET INCOME                                                     $     3,377,583   $        67,869
================================================================================================

See accompanying notes.

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                            STATEMENTS OF CASH FLOWS
               FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD
             FROM INCEPTION, DECEMBER 1, 2002, TO DECEMBER 31, 2002

                                                                              2003              2002
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
        Net Income                                                       $     3,337,583   $        67,869
                                                                         ---------------   ---------------

        Adjustments to Reconcile Net Income to
             Net Cash Provided by Operating Activities
                  Depreciation and Amortization                                   14,312               281
                  Professional Fees Paid by Issuance of Capital Stock             94,940                --
                  Change in Operating Assets and Liabilities:
                         Due from Affiliates                                     (81,087)           (4,577)
                         Security Deposits                                          (800)               --
                         Accounts Payable                                         72,000            13,870
                         Due to Affiliate                                         (3,910)            3,910
                         Accrued Payroll                                           3,477             6,114
                         Accrued Interest                                         (1,362)            1,362
                         State Tax Payable                                        48,505             2,300
                                                                         ---------------   ---------------
        Total Adjustments                                                        146,075            23,260
                                                                         ---------------   ---------------

        Net Cash Provided by Operating Activities                              3,523,658            91,129
                                                                         ---------------   ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
        Purchase of Property and Equipment                                       (67,652)          (19,916)
                                                                         ---------------   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
        Repayments of Note Payable, Affiliate                                    (50,000)               --
        Proceeds from Issuance of Common Stock                                       450           145,811
        Distributions                                                         (3,108,900)           (2,188)
                                                                         ---------------   ---------------

        Net Cash Provided (Used) by Financing Activities                      (3,158,450)          143,623
                                                                         ---------------   ---------------

NET INCREASE IN CASH                                                             297,556           214,836

Cash, Beginning                                                                  214,836                --
----------------------------------------------------------------------------------------------------------

CASH, ENDING                                                             $       512,392   $       214,836
==========================================================================================================

SUPPLEMENTAL CASH FLOWS DISCLOSURES

Cash Paid for Income Taxes                                               $         5,656   $            --
                                                                         ===============   ===============
Cash Paid for Interest                                                   $         3,187   $            --
                                                                         ===============   ===============
Noncash Investing and Financing Activities
        In exchange for the initial 9,000 shares of stock in
             the Company, the following assets and liabilities were
             acquired (assumed) from Inland Mid-Atlantic Management
             LLC in addition to $145,811 in cash proceeds noted above:
                  Due from Affiliate                                     $            --   $         3,393
                  Property and Equipment, net                                         --            21,688
                  Note Payable, Affiliate                                             --           (50,000)
                  Accounts Payable                                                    --           (34,435)
                  Accrued Payroll                                                     --            (5,161)
                  State Tax Withholding Payable                                       --            (3,356)
                                                                         ---------------   ---------------
                                                                         $            --   $       (67,871)
                                                                         ===============   ===============

See accompanying notes.

                                            INLAND MID-ATLANTIC MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

COMPANY ACTIVITY

The Company is a Delaware S-Corporation responsible for the management of 121 commercial properties, located in the Central and Eastern United States, primarily owned by a Real Estate Investment Trust sponsored by Inland Real Estate Investment Corporation, an affiliate of The Inland Group, Inc. (TIGI). Certain stockholders of TIGI have common ownership with the Company. The Company earns property management fees which are based on percentages of revenues collected from the properties which it manages. These fees are 4.5%.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to U.S. generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

Property and equipment are depreciated and amortized using the straight-line method over the following estimated useful lives or lease terms:

                                                                                  Life
                                                                            ----------
Computer Equipment.....................................................        5 years
Furniture and Fixtures.................................................        7 years
Leasehold Improvements.................................................        5 years
Telephone Equipment....................................................        5 years

NOTE 2--NOTE PAYABLE, AFFILIATE

                                                                     2003         2002
                                                               ----------   ----------
10.9% Note Payable Inland Mortgage Investment
    Corporation, due March 31, 2003 Interest expense
    was $1,825 for 2003 and $1,362 for 2002 ................   $       --   $   50,000
                                                               ==========   ==========

                                            INLAND MID-ATLANTIC MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

NOTE 3--STOCK ISSUANCE

Effective December 1, 2002, the Company received all of the net assets and operations of Inland Mid-Atlantic Management LLC in exchange for 9,000 shares of common stock issued to the members of Inland Mid-Atlantic Management LLC. The assets and liabilities acquired (assumed) are as follows:

Cash.........................................................  $         145,811
Due from Affiliate...........................................              3,393
Property and Equipment, net..................................             21,688
Note Payable, Affiliate......................................            (50,000)
Accounts Payable.............................................            (34,435)
Accrued Payroll..............................................             (5,161)
State Tax Withholding Payable................................             (3,356)
                                                               -----------------

Net Assets Acquired..........................................  $          77,940
                                                               =================

NOTE 4--PROFESSIONAL FEES

During 2003, as compensation for services performed for the operations of affiliates of TIGI, certain employees of the affiliates were issued a total of 470 shares of stock in the Company. The shares were issued at the fair market value at the time of $95,390. The new stockholders paid a total of $450 for the shares. The difference of $94,940 was an expense of the Company as disclosed on the Statement of Income as professional fees.

NOTE 5--INCOME TAXES

No provision is made for federal income taxes since an S-Corporation is not a taxable entity; individual stockholders report their distributive shares of Company taxable income or loss. However, the Company is liable for certain state income taxes.

NOTE 6--TRANSACTIONS WITH AFFILIATES

The Company is charged direct costs for specific legal, computer, and other services performed by affiliates of TIGI. Such amounts totaled $201,735 for the year ended December 31, 2003 and $5,140 for the period from inception, December 1, 2002, to December 31, 2002. In the opinion of management, the aforementioned administrative costs are believed to be reasonable; however, it is not necessarily indicative of the expense the Company may have incurred if it received such services from providers not affiliated with TIGI.

NOTE 7--LEASE

The Company leases office space for its operations in North Carolina. The lease provides for monthly rental of $2,672. The lease expires September 30, 2004.

The Company leases office space for its operations in Maryland. The lease provides for monthly rental of $838. The lease expires September 30, 2004.

The Company leased office space from an affiliate for its operations in Illinois. The lease provided for monthly payments of $575. The month-to-month lease was cancelled in March of 2003.

In March of 2003, the Company entered into a sublease agreement, for office space in Illinois, with an affiliate who leases the space from an unrelated third party. The affiliate charges the Company a proportional amount of the rent paid to the third party based on the square footage that the Company occupies. The lease provides for monthly rental of $2,844. Rent expense under the lease amounted to $25,600 for 2003 and $-0- for 2002.

                                            INLAND MID-ATLANTIC MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

NOTE 7--LEASE (CONTINUED)

Aggregate future minimum rentals under the lease agreements are as follows:

Year Ending December 31
   2004......................................................  $          65,762
   2005......................................................             35,008
   2006......................................................             35,510
   2007......................................................             36,012
   2008......................................................              9,034
                                                               -----------------

Aggregate Future Minimum Rentals.............................  $         181,326
                                                               =================

Rent expense included in operating expenses was $61,048 for 2003 and $1,821 for 2002.

NOTE 8--CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                                  BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

ASSETS:
Cash and cash equivalents                                      $    948,348
Accounts receivable - net                                            58,908
Furniture and fixtures - net                                         87,508
                                                               ------------
Total assets                                                      1,094,764

LIABILITIES AND STOCKHOLDERS' EQUITY:

Liabilities:
Accounts payable and accrued liabilities                       $    215,449
                                                               ------------
Total liabilities                                                   215,449

Stockholders' equity:
Common stock                                                        173,331
Retained earnings                                                   705,984
                                                               ------------
Total stockholders' equity                                          879,315
                                                               ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $  1,094,764
                                                               ============

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

REVENUES:
Management fees                                                $  4,462,325
Other                                                                61,243
                                                               ------------
Total revenue                                                     4,523,568

EXPENSES:
Salaries and employee benefits                                      593,908
Computer and corporate overhead charges                              78,790
General and administrative expense                                  646,553
Office rent expense                                                  41,799
Depreciation and amortization                                         7,156
                                                               ------------
Total expenses                                                    1,368,206
                                                               ------------

Net income before income taxes                                 $  3,155,362
Current year income taxes                                            49,856
                                                               ------------

NET INCOME                                                     $  3,105,506
                                                               ============

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

Cash flows from operating activities:
  Net income                                                   $  3,105,506
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation                                                    7,156
  Changes in assets and liabilities:
    Accounts receivable                                              30,948
    Accounts payable                                                 26,231
                                                               ------------
Net cash flows provided by operating activities                $  3,169,841
                                                               ------------

Cash flows from investing activities                           $         --
                                                               ------------

Cash flows from financing activities:
  Distributions                                                $ (2,733,885)
                                                               ------------
Net cash provided by financing activities                      $ (2,733,885)
                                                               ============

Net increase in cash and cash equivalents                      $    435,956

Cash and cash equivalents, at beginning of period              $    512,392
                                                               ------------

Cash and cash equivalents, at end of period                    $    948,348
                                                               ============

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Inland Southeast Property Management Corp.
Oak Brook, Illinois

We have audited the accompanying balance sheets of INLAND SOUTHEAST PROPERTY MANAGEMENT CORP. (a Delaware S-Corporation) as of December 31, 2003 and 2002, and the related statements of changes in stockholders' equity, income and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INLAND SOUTHEAST PROPERTY MANAGEMENT CORP. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Warady & Davis LLP
Deerfield, Illinois

February 20, 2004

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2003 AND 2002

                                                            2003         2002
--------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash                                                   $  198,566   $  242,178
  Due from Affiliates                                        67,595        9,393
                                                         ----------   ----------
    Total Current Assets                                    266,161      251,571
                                                         ----------   ----------

PROPERTY AND EQUIPMENT
  Computer Equipment                                         29,563       15,288
  Furniture and Fixtures                                     46,232       26,161
  Leasehold Improvements                                     26,871           --
                                                         ----------   ----------
                                                            102,756       41,449
  Accumulated Depreciation and Amortization                  29,214       16,365
                                                         ----------   ----------
    Property and Equipment, net                              73,542       25,084
                                                         ----------   ----------

DEPOSITS                                                      1,845           --
--------------------------------------------------------------------------------

                                                         $  341,548   $  276,655
================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                                       $   64,690   $   35,087
  Due to Affiliate                                               --       14,858
  Accrued Payroll                                            13,270        6,769
  State Income Tax Payable                                       --        2,869
                                                         ----------   ----------
    Total Current Liabilities                                77,960       59,583
                                                         ----------   ----------

STOCKHOLDERS' EQUITY
  Common Stock Par Value $1
    Authorized - 100,000 shares
    Outstanding - 9,005 shares                                9,005        9,005
  Retained Earnings                                         254,583      208,067
                                                         ----------   ----------
      Total Stockholders' Equity                            263,588      217,072
--------------------------------------------------------------------------------
                                                         $  341,548   $  276,655
================================================================================

See accompanying notes.

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003

                                   Common Stock                                                  Total
                             -------------------------     Treasury        Retained      Stockholders'
                               Shares        Amount           Stock        Earnings             Equity
                             -----------   -----------   -----------    ------------    ----------------
BALANCE, JANUARY 1, 2002           8,990   $     9,005   $    (1,234)   $    224,091    $       231,862

Sale of Treasury Stock                15            --         1,234          (1,054)               180

Net Income                            --            --            --       1,579,239          1,579,239

Distributions                         --            --            --      (1,594,209)        (1,594,209)
                             -----------   -----------   -----------    ------------    ----------------

BALANCE, DECEMBER 31, 2002         9,005         9,005            --         208,067            217,072

Net Income                            --            --            --       2,297,766          2,297,766

Distributions                         --            --            --      (2,251,250)        (2,251,250)
--------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2003         9,005   $     9,005  $         --    $    254,583    $       263,588
========================================================================================================

See accompanying notes.

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                    2003               2002
-------------------------------------------------------------------------------------------
REVENUES
   Management Fees                                       $     3,503,707    $     2,346,774
                                                         ---------------    ---------------

Expenses

   Salaries and Employee Benefits                                540,977            356,051
   Computer Charges                                               92,410             66,150
   General and Administrative                                    569,611            299,633
   Depreciation and Amortization                                  12,849              7,461
                                                         ---------------    ---------------
      Total Expenses                                           1,215,847            729,295
                                                         ---------------    ---------------

INCOME BEFORE OTHER (INCOME) EXPENSES                          2,287,860          1,617,479
                                                         ---------------    ---------------

Other (Income) Expenses
   Interest Income                                                (1,917)            (3,018)
   Interest Expense                                                   --             30,617
   Miscellaneous Income                                           (8,000)            (4,299)
                                                         ---------------    ---------------
      Total Other Expense, net                                    (9,917)            23,300
                                                         ---------------    ---------------

INCOME BEFORE INCOME TAXES                                     2,297,777          1,594,179

State Income Tax Expense                                              11             14,940
-------------------------------------------------------------------------------------------

NET INCOME                                               $     2,297,766    $     1,579,239
===========================================================================================


See accompanying notes.

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                          2003               2002
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                                  $     2,297,766    $     1,579,239
                                                               ---------------    ---------------

   Adjustments to Reconcile Net Income to
      Net Cash Provided by Operating Activities
         Depreciation and Amortization                                  12,849              7,461
         Change in Operating Assets and Liabilities:
           Due from Affiliates                                         (58,202)            (9,393)
           Deposits                                                     (1,845)                --
           Accounts Payable                                             29,603             17,041
           Due to Affiliate                                            (14,858)            14,858
           Accrued Payroll                                               6,501             (5,084)
           State Income Tax Payable                                     (2,869)             2,869
                                                               ---------------    ---------------

   Total Adjustments                                                   (28,821)            27,752
                                                               ---------------    ---------------

   Net Cash Provided by Operating Activities                         2,268,945          1,606,991
                                                               ---------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of Property and Equipment                                  (61,307)           (11,800)
                                                               ---------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Sale of Treasury Stock                                     --                180
   Distributions                                                    (2,251,250)        (1,594,209)
                                                               ---------------    ---------------

   Net Cash Used by Financing Activities                            (2,251,250)        (1,594,029)
                                                               ---------------    ---------------

NET INCREASE (DECREASE) IN CASH                                        (43,612)             1,162

Cash, Beginning                                                        242,178            241,016
-------------------------------------------------------------------------------------------------

CASH, ENDING                                                   $       198,566    $       242,178
=================================================================================================

SUPPLEMENTAL CASH FLOWS DISCLOSURES

Cash paid for:
   Interest                                                    $            --    $        30,617
                                                               ===============    ===============

   Income Taxes                                                $         2,880    $        12,395
                                                               ===============    ===============

See accompanying notes.

                                      INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

COMPANY ACTIVITY

The Company is a Delaware S-Corporation responsible for the management of sixty-four commercial properties primarily owned by a Real Estate Investment Trust sponsored by Inland Real Estate Investment Corporation, an affiliate of The Inland Group, Inc. (TIGI), certain stockholders of TIGI have common ownership with the Company. The Company earns property management fees which are based on percentages of revenues collected from the properties which it manages. These fees are 4.5%.

NOTE L--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to U.S. generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

Property and equipment are depreciated and amortized using the straight-line method over the following estimated useful lives or lease terms:

                                                                    Life
Computer Equipment..................................             5 years
Furniture and Fixtures..............................             7 years
Leasehold Improvements..............................             5 years
------------------------------------------------------------------------

NOTE 2--INCOME TAXES

No provision is made for federal income taxes since an S-Corporation is not a taxable entity; individual stockholders report their distributive shares of Company taxable income or loss. However, the Company is liable for certain state income taxes.

NOTE 3--TRANSACTIONS WITH AFFILIATES

The Company is charged direct costs for specific legal, computer, and other services performed by administrative departments of TIGI. Such amounts totaled $254,407 for 2003 and $118,596 for 2002. In the opinion of management, the aforementioned administrative costs are believed to be reasonable; however, it is not necessarily indicative of the expense the Company may have incurred if it received such services from providers not affiliated with TIGI.

NOTE 4--LEASE

In February 2003, the Company entered into a lease agreement for office space for its operations in Florida. Rent expense under the lease was $32,099 for 2003 and $-0- for 2002. The lease agreement, expires in March of 2006. In March of 2003, the Company entered into a sublease agreement for office space in Illinois, with an affiliate who leases the space from an unrelated third party. The affiliate charges the Company a proportional amount of the rent paid to the third party based on the square footage that the Company occupies. Rent expense under the lease amounted to $22,412 for 2003 and $-0- for 2002.

                                      INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

Aggregate future minimum rentals under the lease agreements are as follows:

Year Ending December 31
 2004.......................................................   $      76,654
 2005.......................................................          80,718
 2006.......................................................          41,050
 2007.......................................................          33,382
 2008.......................................................           8,375
                                                               -------------

Aggregate Future Minimum Rentals............................   $     240,179
                                                               =============

NOTE 5--CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.
                                  BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

ASSETS:
Cash and cash equivalents                                      $    694,148
Accounts receivable - net                                            49,644
Furniture and fixtures - net                                         68,460
                                                               ------------
Total assets                                                        812,252

LIABILITIES AND STOCKHOLDERS' EQUITY:

Liabilities:
Accounts payable and accrued liabilities                       $    135,139
                                                               ------------
Total liabilities                                                   135,139

Stockholders' equity:
Common stock                                                          9,005
Treasury stock                                                           --
Retained earnings                                                   668,108
                                                               ------------
Total stockholders' equity                                          677,113
                                                               ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $    812,252
                                                               ============

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

REVENUES:
Management fees                                                $  2,437,069
Other                                                                 5,952
                                                               ------------
Total revenue                                                     2,443,021

EXPENSES:
Salaries and employee benefits                                      272,375
Computer and corporate overhead charges                              74,215
General and administrative expense                                  309,153
Office rent expense                                                  62,176
Depreciation and amortization                                         5,081
                                                               ------------
Total expenses                                                      723,000
                                                               ------------

Net income before income taxes                                 $  1,720,021
Current year income taxes                                               770
                                                               ------------

NET INCOME                                                     $  1,719,251
                                                               ============

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.
                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

Cash flows from operating activities:
  Net income                                                    $     1,719,251
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation                                                        5,081
  Changes in assets and liabilities:
    Accounts receivable                                                  19,796
    Accounts payable                                                     57,179
                                                                ---------------

Net cash flows provided by operating activities                 $     1,801,307
                                                                ---------------

Cash flows from investing activities                            $            --

Cash flows from financing activities:
    Distributions                                               $    (1,305,725)
                                                                ---------------
Net cash provided by financing activities                       $    (1,305,725)
                                                                ===============

Net increase in cash and cash equivalents                       $       495,582

Cash and cash equivalents, at beginning of period               $       198,566
                                                                ---------------

Cash and cash equivalents, at end of period                     $       694,148
                                                                ===============

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Inland Southern Management Corp.
Oak Brook, Illinois

We have audited the accompanying balance sheets of INLAND SOUTHERN MANAGEMENT CORP. (a Delaware S-Corporation) as of December 31, 2003 and 2002, and the related statements of changes in stockholders' equity, income and cash flows for year ended December 31, 2003 and the period from inception, December 1, 2002, to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INLAND SOUTHERN MANAGEMENT CORP. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and the period from inception, December 1, 2002, to December 31, 2002, in conformity with U.S. generally accepted accounting principles.

Warady & Davis LLP
Deerfield, Illinois

February 20, 2004

                        INLAND SOUTHERN MANAGEMENT CORP.
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2003 AND 2002

                                                                     2003               2002
-------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash                                                         $       437,007    $     1,829,743
  Due from REIT                                                         47,059                 --
  Due from Affiliate                                                    64,992             23,419
  Prepaid Expenses                                                       6,188                 --
                                                               ---------------    ---------------
     Total Current Assets                                              555,246          1,853,162
                                                               ---------------    ---------------

PROPERTY AND EQUIPMENT
  Computer Equipment                                                    49,807             14,626
  Furniture and Fixtures                                                51,835             24,533
  Leasehold Improvements                                                24,428                 --
                                                               ---------------    ---------------

                                                                       126,070             39,159
  Accumulated Depreciation and Amortization                             18,509              2,947
                                                               ---------------    ---------------
     Property and Equipment, net                                       107,561             36,212
                                                               ---------------    ---------------

DEPOSITS                                                                 6,188              1,972
-------------------------------------------------------------------------------------------------

                                                               $       668,995    $     1,891,346
=================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                                             $        44,387    $         9,796
  Due to Affiliate                                                       9,779             10,832
  Accrued Payroll                                                       13,649             25,677
  State Income Tax Payable                                             161,740             63,593
                                                               ---------------    ---------------
     Total Current Liabilities                                         229,555            109,898
                                                               ---------------    ---------------

STOCKHOLDERS' EQUITY
  Common Stock - Par Value $.01
     Authorized - 100,000 shares
     Outstanding - 9,923 shares and 9,888 shares                            99                 99
  Additional Paid-In Capital                                         1,753,739          1,748,349
  Retained Earnings                                                 (1,314,398)            33,000
                                                               ---------------    ---------------
        Total Stockholders' Equity                                     439,440          1,781,448
-------------------------------------------------------------------------------------------------

                                                               $       668,995    $     1,891,346
=================================================================================================

See accompanying notes.

                        INLAND SOUTHERN MANAGEMENT CORP.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE PERIOD FROM INCEPTION, DECEMBER 1, 2002, TO
             DECEMBER 31, 2002 AND THE YEAR ENDED DECEMBER 31, 2003

                                           Common Stock           Additional                             Total
                                      -----------------------        Paid-in       Retained      Stockholders'
                                        Shares       Amount          Capital       Earnings             Equity
                                      ----------   ----------   ------------   ------------    ---------------
BALANCE, DECEMBER 1, 2002                     --   $       --   $         --   $         --    $            --

Issuance of Common Stock                   8,553           86      1,541,437             --          1,541,523

Issuance of Common Stock                   1,335           13        206,912             --            206,925

Net Income                                    --           --             --         33,055             33,055

Distributions                                 --           --             --            (55)               (55)
                                      ----------   ----------   ------------   ------------    ---------------

BALANCE, DECEMBER 31, 2002                 9,888           99      1,748,349         33,000          1,781,448

Issuance of Common Stock                      35           --          5,390             --              5,390

Net Income                                    --           --             --      3,558,362          3,558,362

Distributions                                 --           --             --     (4,905,760)        (4,905,760)
--------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2003                 9,923   $       99   $  1,753,739   $ (1,314,398)   $       439,440
==============================================================================================================

See accompanying notes.

                        INLAND SOUTHERN MANAGEMENT CORP.
                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2003 AND THE PERIOD
             FROM INCEPTION, DECEMBER 1, 2002, TO DECEMBER 31, 2002

                                                                          2003               2002
-------------------------------------------------------------------------------------------------
REVENUES
   Management Fees                                             $     4,757,960    $       284,946
                                                               ---------------    ---------------

Expenses
   Salaries and Employee Benefits                                      401,367             25,512
   Computer Charges                                                    194,971              8,405
   General and Administrative                                          423,471             10,568
   Depreciation                                                         15,562                268
                                                               ---------------    ---------------
      Total Expenses                                                 1,035,371             44,753
                                                               ---------------    ---------------

INCOME BEFORE OTHER (INCOME) EXPENSE                                 3,722,589            240,193
                                                               ---------------    ---------------

Other (Income) Expense

   Interest Income                                                          --               (563)
   Professional Fees                                                     5,390            205,590
   Other Income                                                         (2,775)                --
                                                               ---------------    ---------------
      Total Other Expense, net                                           2,615            205,027
                                                               ---------------    ---------------

INCOME BEFORE INCOME TAXES                                           3,719,974             35,166

State Income Tax Expense                                               161,612              2,111
-------------------------------------------------------------------------------------------------

NET INCOME                                                     $     3,558,362    $        33,055
=================================================================================================

See accompanying notes.

                      INLAND MID-ATLANTIC MANAGEMENT CORP.
                            STATEMENTS OF CASH FLOWS
               FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD
             FROM INCEPTION, DECEMBER 1, 2002, TO DECEMBER 31, 2002

                                                                          2003               2002
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                                  $     3,558,362    $        33,055
                                                               ---------------    ---------------

   Adjustments to Reconcile Net Income to
      Net Cash Provided by Operating Activities
          Depreciation and Amortization                                 15,562                268
          Professional Fees Paid by Issuance of Capital Stock            5,390            205,590
          Change in Operating Assets and Liabilities:
             Due from Affiliate                                        (41,573)            (6,211)
             Prepaid Expenses                                           (6,188)             3,436
             Deposits                                                   (4,216)                --
             Accounts Payable                                           34,591            (15,113)
             Due to Affiliate                                           (1,053)             5,245
             Accrued Payroll                                           (12,028)             4,117
             State Income Tax Payable                                   98,147              2,166
                                                               ---------------    ---------------
   Total Adjustments                                                    88,632            199,498
                                                               ---------------    ---------------

   Net Cash Provided by Operating Activities                         3,646,994            232,553
                                                               ---------------    ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Increase in Due from REIT                                           (47,059)                --
   Purchase of Property and Equipment                                  (86,911)                --
                                                               ---------------    ---------------

   Net Cash used by Investing Activities                              (133,970)                --
                                                               ---------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Issuance of Common Stock (see below)                       --          1,595,910
   Proceeds from Issuance of Common Stock                                   --              1,335
   Distributions                                                    (4,905,760)               (55)
                                                               ---------------    ---------------
   Net Cash Provided (Used) by Financing Activities                 (4,905,760)         1,597,190
                                                               ---------------    ---------------

NET INCREASE (DECREASE) IN CASH                                     (1,392,736)         1,829,743

Cash, Beginning                                                      1,829,743                 --
-------------------------------------------------------------------------------------------------
CASH, ENDING                                                   $       437,007    $     1,829,743
=================================================================================================

SUPPLEMENTAL CASH FLOWS DISCLOSURES
Income Taxes                                                   $        63,465    $            --
                                                               ===============    ===============
   In exchange for the initial 8,533 shares of stock in the
     Company, the following assets and liabilities were
     acquired (assumed) from Inland Southern Management LLC
     in addition to $1595,910 in cash proceeds noted above:
       Due from Affiliate                                      $            --    $        17,208
       Prepaid Expenses                                                     --              3,436
       Property and Equipment, net                                          --             36,480
       Deposits                                                             --              1,972
       Accounts Payable                                                     --            (24,909)
       Due to Affiliate                                                     --             (5,587)
       Accrued Payroll                                                      --            (21,560)
       State Tax Withholding Payable                                        --            (61,427)
                                                               ---------------    ---------------
                                                               $            --    $       (54,387)
                                                               ===============    ===============

See accompanying notes.

                                                INLAND SOUTHERN MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

COMPANY ACTIVITY

The Company is a Delaware S-Corporation responsible for the management of 92 commercial properties, located in the Southeastern United States, primarily owned by a Real Estate Investment Trust sponsored by Inland Real Estate Investment Corporation, an affiliate of The Inland Group, Inc. (TIGI), which has common ownership with the Company. The Company earns property management fees which are based on percentages of revenues collected from the properties which it manages. These fees are 4.5% for properties conventionally financed.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. These accounting policies conform to U.S. generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

Property and equipment are depreciated and amortized using the straight-line method over the following estimated useful lives or lease terms:

                                                                  Life
                                                            ----------

Computer Equipment........................................     5 years
Office Furniture..........................................     7 years
Leasehold Improvements....................................     5 years

NOTE 2--DUE FROM REIT

Due from REIT at December 31, 2003 represents an amount paid by the Company on behalf of the REIT which was repaid in 2004.

NOTE 3--STOCK ISSUANCE

Effective December 1, 2002, the Company received all of the net assets and operations of Inland Southern Management LLC in exchange for 8,553 shares of common stock issued to the members of Inland Southern Management LLC. The assets and liabilities acquired (assumed) are as follows:

Cash......................................................  $  1,595,910
Due from Affiliate........................................        17,208
Prepaid Expenses..........................................         3,436
Property and Equipment, net...............................        36,480
Deposits..................................................         1,972
Accounts Payable..........................................       (24,909)
Due to Affiliate..........................................        (5,587)
Accrued Payroll...........................................       (21,560)
State Tax Withholding Payable.............................       (61,427)
                                                            ------------

Net Assets Contributed....................................  $  1,541,523
                                                            ============

                                                INLAND SOUTHERN MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

NOTE 4--PROFESSIONAL FEES

During 2002, as compensation for services performed for the operations of affiliates of TIGI, certain employees of the affiliates were issued a total of 1,335 shares of stock in the Company. The shares were issued at the fair market value at the time of $206,925. The new stockholders paid a total of $1.335 for the shares. The difference of $205,590 was an expense of the Company as disclosed on the Statement of Income as professional fees.

During 2003, as compensation for services performed for the operations of affiliates of TIGI, certain employees of the affiliates were issued a total of 35 shares of stock in the Company. The shares were issued at the fair market value at the time of $5,390. The new stockholders paid a total of $-0- for the shares. The difference of $5,390 was an expense of the Company as disclosed on the Statement of Income as professional fees.

NOTE 5--INCOME TAXES

No provision is made for federal income taxes since a S-Corporation is not a taxable entity; individual stockholders report their distributive shares of Company taxable income or loss. However, the Company is liable for certain state income taxes.

NOTE 6--TRANSACTIONS WITH AFFILIATES

The Company is charged direct costs for specific legal, computer, and other services performed by administrative departments of TIGI. Such amounts totaled $395,130 for the year ended December 31, 2003 and $8,405 for the period from inception, December 1, 2002, to December 31, 2002. In the opinion of management, the aforementioned administrative costs are believed to be reasonable; however, it is not necessarily indicative of the expense the Company may have incurred if it received such services from providers not affiliated with TIGI.

NOTE 7--LEASE

The Company leased office space for its operations in Georgia. The lease provided for monthly rental of $3,436. The lease agreement was cancelled in September 2003.

In October of 2003, the Company leases office space for its operations in Georgia. The lease provides for monthly rental of $6,188. The lease agreement expires August 31, 2008.

The Company leased office space for its operations in Illinois. The lease provided for monthly payments of $1,590. The month-to-month lease was cancelled in March of 2003.

In March of 2003, the Company entered into a sublease agreement, for office space in Illinois, with an affiliate who leases the space from an unrelated third party. The affiliate charges the Company a proportional amount of the rent paid to the third party based on the square footage that the Company occupies. The lease provides for monthly rental of $2,373. Rent expense under the lease amounted to $21,534 for 2003 and $-0- for 2002.

Aggregate future minimum rentals under the lease agreements are as follows:

Year Ending December 31
 2004......................................................   $          112,949
 2005......................................................              135,646
 2006......................................................              143,491
 2007......................................................              151,336
 2008......................................................               91,699
                                                              ------------------

Aggregate Future Minimum Rentals...........................   $          635,121
                                                              ==================

Rent expense included in operating expenses was $80,944 for 2003 and $5,026 for 2002.

                                                INLAND SOUTHERN MANAGEMENT CORP.

NOTES TO FINANCIAL STATEMENTS

NOTE 8--CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

                        INLAND SOUTHERN MANAGEMENT CORP.
                                  BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (UNAUDITED)

ASSETS:
Cash and cash equivalents                                      $       581,275
Accounts receivable - net                                               27,612
Furniture and fixtures - net                                           101,612
                                                               ---------------
Total assets                                                           710,499

LIABILITIES AND STOCKHOLDERS' EQUITY:

Liabilities:
Accounts payable and accrued liabilities                       $        59,370
                                                               ---------------
Total liabilities                                                       59,370

Stockholders' equity:
Common stock                                                         1,753,838
Retained earnings                                                   (1,102,709)
                                                               ---------------
Total stockholders' equity                                             651,129
                                                               ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $       710,499
                                                               ===============

                        INLAND SOUTHERN MANAGEMENT CORP.
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

REVENUES:
Management fees                                                $     3,280,282
Other                                                                      100
                                                               ---------------
Total revenue                                                        3,280,382

EXPENSES:
Salaries and employee benefits                                         409,036
Computer and corporate overhead charges                                 40,449
General and administrative expense                                     225,082
Office rent expense                                                     67,775
Depreciation and amortization                                            5,949
                                                               ---------------
Total expenses                                                         748,291
                                                               ---------------


Net income before income taxes                                 $     2,532,091
Current year income taxes                                               87,727
                                                               ---------------

NET INCOME                                                     $     2,444,364
                                                               ===============

                        INLAND SOUTHERN MANAGEMENT CORP.
                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (UNAUDITED)

Cash flows from operating activities:
  Net income                                                   $     2,444,364
  Adjustments to reconcile net income to net cash provided
    by operating activities:
      Depreciation                                                       5,949
  Changes in assets and liabilities:
    Accounts receivable                                                 96,815
    Accounts payable                                                  (170,185)
                                                               ---------------
Net cash provided by operating activities                      $     2,376,943
                                                               ===============
Cash flows from investing activities                           $            --
                                                               ---------------

Cash flows from financing activities:
  Distributions                                                $    (2,232,675)
                                                               ---------------
Net cash provided by financing activities                      $    (2,232,675)
                                                               ===============

Net increase in cash and cash equivalents                      $       144,268

Cash and cash equivalents, at beginning of period              $       437,007
                                                               ---------------

Cash and cash equivalents, at end of period                    $       581,275
                                                               ===============

                                                                      Appendix A

                            AUDIT COMMITTEE CHARTER
                                 DECEMBER 2000

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be comprised of directors who are independent of the management of the company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as committee members.

STATEMENT OF POLICY

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communications between the directors, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

        o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company.

        o Review with the independent auditors and financial management of the Company the Company's quarterly results.

        o Review with the independent auditors and financial management of the Company the Company's annual financial statements prior to their release.

        o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

        o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

        o Inquire of management and the independent auditors about significant risks or exposures and assess the stems management has taken to minimize such risks to the Company.

        o Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

        o Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgments about the appropriateness, not just acceptability, of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates.

        o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, account, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

        o Review the nature and scope of other professional services provided to the Company by the independent auditors and consider the relationship to the auditors' independence.

        o Review periodically with legal counsel regulatory matters that may have a material impact on the financial statements.

        o Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

                                                                      Appendix B

                          AGREEMENT AND PLAN OF MERGER

                         DATED AS OF SEPTEMBER 10, 2004


                                  BY AND AMONG


                     INLAND RETAIL REAL ESTATE TRUST, INC.,

                           IRRETI ACQUISITION 1, INC.,

                           IRRETI ACQUISITION 2, INC.,

                           IRRETI ACQUISITION 3, INC.,

                           IRRETI ACQUISITION 4, INC.,

               INLAND RETAIL REAL ESTATE ADVISORY SERVICES, INC.,

                        INLAND SOUTHERN MANAGEMENT CORP.,

                      INLAND MID-ATLANTIC MANAGEMENT CORP.,

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.,

                   INLAND REAL ESTATE INVESTMENT CORPORATION,

                 CERTAIN STOCKHOLDERS OF EACH OF INLAND SOUTHERN
           MANAGEMENT CORP., INLAND MID-ATLANTIC MANAGEMENT CORP., AND
                 INLAND SOUTHEAST PROPERTY MANAGEMENT CORP., AND

                        DANIEL L. GOODWIN, AS AGENT, AND

                 THE INLAND GROUP, INC., SOLELY FOR PURPOSES OF
                       SECTIONS 6.1, 6.10 AND 6.15 HEREOF

                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
ARTICLE I. DEFINITIONS ............................................................................B-2
    SECTION 1.1      Definitions ..................................................................B-2
    SECTION 1.2      Other Defined Terms ..........................................................B-7

ARTICLE II. THE MERGERS ...........................................................................B-10
    SECTION 2.1      The Mergers ..................................................................B-10
    SECTION 2.2      Conversion of Service Provider Shares ........................................B-13
    SECTION 2.3      Conversion of Acquisition Company Shares .....................................B-15
    SECTION 2.4      Appraisal Rights .............................................................B-15
    SECTION 2.5      Exchange of Certificates .....................................................B-16
    SECTION 2.6      Appointment of Agent .........................................................B-17
    SECTION 2.7      Adjustments to reflect Net Working Capital ...................................B-18

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF REIT ...............................................B-20
    SECTION 3.1      Organization and Qualification ...............................................B-20
    SECTION 3.2      Capitalization ...............................................................B-20
    SECTION 3.3      Issuance of Securities .......................................................B-21
    SECTION 3.4      Authority; No Conflicts; Approvals ...........................................B-21
    SECTION 3.5      Proxy Statement ..............................................................B-22
    SECTION 3.6      Disclosure; Financial Statements; Absence of Certain Changes .................B-22
    SECTION 3.7      Brokers and Finders ..........................................................B-23

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE SERVICE PROVIDERS, IREIC AND EACH
    MANAGER SHAREHOLDER ...........................................................................B-23
    SECTION 4.1      Organization and Qualification ...............................................B-23
    SECTION 4.2      Capitalization ...............................................................B-24
    SECTION 4.3      Authority; No Conflicts; Approvals ...........................................B-25
    SECTION 4.4      Financial Statements; Internal Controls ......................................B-26
    SECTION 4.5      Absence of Certain Changes or Events .........................................B-27
    SECTION 4.6      Taxes ........................................................................B-27
    SECTION 4.7      No Undisclosed Liabilities ...................................................B-29
    SECTION 4.8      Litigation ...................................................................B-29
    SECTION 4.9      Compliance with Laws and Permits .............................................B-30
    SECTION 4.10     Insurance ....................................................................B-30
    SECTION 4.11     Employment Matters - Benefit Plans ...........................................B-31
    SECTION 4.12     Employee Arrangements; Labor Matters .........................................B-32
    SECTION 4.13     Intellectual Property ........................................................B-33
    SECTION 4.14     Brokers and Finders ..........................................................B-34
    SECTION 4.15     Investment Company Act .......................................................B-34
    SECTION 4.16     Related Party Transactions ...................................................B-34
    SECTION 4.17     Investment in Securities .....................................................B-35
    SECTION 4.18     Title to Assets; Real Property and Related Matters ...........................B-35
    SECTION 4.19     Corporate Documents ..........................................................B-36

    SECTION 4.20     Contracts ....................................................................B-37
    SECTION 4.21     Projections ..................................................................B-38

ARTICLE V. CONDUCT OF BUSINESS PENDING THE EFFECTIVE TIME .........................................B-39
    SECTION 5.1      Conduct of Business of Each Service Provider .................................B-39
    SECTION 5.2      Conduct of Business of REIT ..................................................B-41

ARTICLE VI. ADDITIONAL AGREEMENTS .................................................................B-41
    SECTION 6.1      Access to Information; Notice of Certain Events ..............................B-41
    SECTION 6.2      Stockholder Approvals ........................................................B-42
    SECTION 6.3      Expenses .....................................................................B-43
    SECTION 6.4      Proxy Statement; Disclosure/Solicitation Statement ...........................B-43
    SECTION 6.5      Agreement to Cooperate .......................................................B-44
    SECTION 6.6      Public Statements ............................................................B-44
    SECTION 6.7      Confidentiality ..............................................................B-44
    SECTION 6.8      Employee Matters .............................................................B-46
    SECTION 6.9      [Reserved.] ..................................................................B-46
    SECTION 6.10     Tax Matters ..................................................................B-46
    SECTION 6.11     Intercompany Accounts and Arrangements .......................................B-50
    SECTION 6.12     Restrictive Legends and Stop Transfer Orders .................................B-50
    SECTION 6.13     [Reserved.] ..................................................................B-51
    SECTION 6.14     Post-Closing Access ..........................................................B-51
    SECTION 6.15     Non-Solicitation .............................................................B-51
    SECTION 6.16     Delivery of Financial Statements .............................................B-53

ARTICLE VII. CONDITIONS ...........................................................................B-53
    SECTION 7.1      Conditions to Each Party's Obligations .......................................B-53
    SECTION 7.2      Conditions to Obligations of REIT and the Acquisition Companies ..............B-53
    SECTION 7.3      Conditions to Obligations of the Service Providers ...........................B-56

ARTICLE VIII. TERMINATION, AMENDMENT AND WAIVER ...................................................B-57
    SECTION 8.1      Termination ..................................................................B-57
    SECTION 8.2      Effect of Termination ........................................................B-58
    SECTION 8.3      Amendment ....................................................................B-58
    SECTION 8.4      Waiver .......................................................................B-58

ARTICLE IX. SURVIVAL AND REMEDY; INDEMNIFICATION ..................................................B-59
    SECTION 9.1      Survival .....................................................................B-59
    SECTION 9.2      Indemnification ..............................................................B-59
    SECTION 9.3      Limitations ..................................................................B-65
    SECTION 9.4      Exclusive Remedy. ............................................................B-66
    SECTION 9.5      Tax Indemnification ..........................................................B-66

ARTICLE X. GENERAL PROVISIONS .....................................................................B-67
    SECTION 10.1     Notices ......................................................................B-67
    SECTION 10.2     Interpretation ...............................................................B-69

    SECTION 10.3     Applicable Law ...............................................................B-69
    SECTION 10.4     Arbitration ..................................................................B-69
    SECTION 10.5     Entire Agreement .............................................................B-71
    SECTION 10.6     Severability .................................................................B-71
    SECTION 10.7     Further Assurances ...........................................................B-71
    SECTION 10.8     Enforcement of this Agreement ................................................B-72
    SECTION 10.9     Parties in Interest ..........................................................B-72
    SECTION 10.10    Successors and Assigns .......................................................B-72
    SECTION 10.11    Presumption Against Drafter ..................................................B-72
    SECTION 10.12    Counterparts .................................................................B-72
    SECTION 10.13    Facsimile Signatures .........................................................B-72

                                    EXHIBITS

Exhibit A - [Omitted]

Exhibit B - Sample Closing Balance Sheet and Sample Closing Statement

Exhibit C-1 - Form of Assignment and Assumption of Lease

Exhibit C-2 - Form of Assignment and Assumption of Sublease

Exhibit D-1 - Form of Trademark License Agreement

Exhibit D-2 - Form of Software License Agreement

Exhibit E-1 - Form of Transition Property Due Diligence Services Agreement

Exhibit E-2 - Form of Office and Facilities Management Services Agreement

Exhibit E-3 - Form of Insurance and Risk Management Services Agreement

Exhibit E-4 - Form of Computer Services Agreement

Exhibit E-5 - Form of Personnel Services Agreement

Exhibit E-6 - Form of Property Tax Services Agreement

Exhibit E-7 - Form of Communications Services Agreement

Exhibit E-8 - Form of Legal Services Agreement

Exhibit F - Form of Employment Agreement

Exhibit G - Form of Consulting Agreement

Exhibit H - Form of Property Acquisition Agreement

Exhibit I - Form of Escrow Agreement

Exhibit J - Form of Opinion of Shefsky & Froelich Ltd.

Exhibit K - Form of Opinion of Jenner & Block LLP

Exhibit L - Form of Registration Rights Agreement

Exhibit M - Form of Indemnification Agreement

Exhibit N - Form of Opinion of Duane Morris LLP

                                    SCHEDULES

Schedule 1.1(a)         Advisor Knowledge Persons

Schedule 1.1(b)         Manager Knowledge Persons

Schedule 2.1(a)(iv)     Directors and Officers of Advisor Surviving Corporation

Schedule 2.1(b)(iv)     Directors and Officers of Southern Surviving Corporation

Schedule 2.1(c)(iv)     Directors and Officers of Mid-Atlantic Surviving
                        Corporation

Schedule 2.1(d)(iv)     Directors and Officers of Southeast Surviving
                        Corporation

Schedule 2.6            Agent Authorization - Exceptions

Schedule 3.2(b)         Capitalization

Schedule 3.4(c)         REIT Required Consents

Schedule 3.7            Brokers and Finders

Schedule 4.2(a)         Converted Shares Owned by Manager Shareholders

Schedule 4.2(b)         Rights to Acquire REIT Shares

Schedule 4.3(c)         Service Provider Required Consents

Schedule 4.4            Service Provider Financial Statements

Schedule 4.5            Absence of Certain Changes or Events

Schedule 4.6(a)         Tax Return Extensions

Schedule 4.6(c)         Tax Deficiencies; Audits

Schedule 4.6(d)         Tax Elections

Schedule 4.6(i)         Certain Assets

Schedule 4.7            No Undisclosed Liabilities

Schedule 4.8(b)         Litigation

Schedule 4.10           Insurance

Schedule 4.11(a)        Employee Benefit Plans

Schedule 4.11(f)        Events Under Benefit Plans and Other Agreements

Schedule 4.12(a)        Employee Arrangements

Schedule 4.12(b)        Labor Matters

Schedule 4.12(c)        Compliance with Employment Laws

Schedule 4.13(a)        Intellectual Property

Schedule 4.13(b)        Licenses - Exceptions

Schedule 4.13(c)        Other Intellectual Property - Exceptions

Schedule 4.14           Brokers and Finders

Schedule 4.16           Related Party Transactions

Schedule 4.18(a)        Tangible Assets

Schedule 4.18(b)        Personal Property Leases

Schedule 4.18(c)        Leased Real Property

Schedule 4.18(d)        Leased Real Property - Exceptions

Schedule 4.20(a)        Contracts

Schedule 4.20(c)        Contracts - Exceptions

Schedule 4.21           Projections

Schedule 5.1(b)         Issuance of Service Provider Securities

Schedule 5.1(d)         Certain Employees

Schedule 5.1(j)         Compensation Matters

Schedule 6.8(a)         Service Employees

Schedule 6.11(a)        Intercompany Accounts

Schedule 6.11(b)        Intercompany Arrangements

Schedule 6.15           Persons Not Covered by Non-Solicitation Covenant

Schedule 7.2(i)         Service Employees Executing Employment Agreements

Schedule 7.2(j)         Persons Executing Consulting Agreements

Schedule 7.3(e)         Persons Receiving Indemnification Agreements

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "AGREEMENT"), is entered into as of the 10th day of September, 2004, by and among Inland Retail Real Estate Trust, Inc., a Maryland corporation ("REIT"), IRRETI Acquisition 1, Inc., a Delaware corporation and wholly-owned subsidiary of REIT ("ACQUISITION 1"), IRRETI Acquisition 2, Inc., a Delaware corporation and wholly-owned subsidiary of REIT ("ACQUISITION 2"), IRRETI Acquisition 3, Inc., a Delaware corporation and wholly-owned subsidiary of REIT ("ACQUISITION 3"), IRRETI Acquisition 4, Inc., a Delaware corporation and wholly-owned subsidiary of REIT ("ACQUISITION 4"), Inland Retail Real Estate Advisory Services, Inc., an Illinois corporation (the "ADVISOR"), Inland Southern Management Corp., a Delaware corporation ("SOUTHERN"), Inland Mid-Atlantic Management Corp., a Delaware corporation ("MID-ATLANTIC"), Inland Southeast Property Management Corp., a Delaware corporation ("SOUTHEAST"), Inland Real Estate Investment Corporation, a Delaware corporation ("IREIC"), the undersigned stockholders of the Managers (each a "MANAGER SHAREHOLDER", and collectively, the "MANAGER SHAREHOLDERS"), Daniel L. Goodwin, not individually but solely in his capacity as agent for the Participating Shareholders (as defined herein) (the "AGENT"), and The Inland Group, Inc., a Delaware corporation ("INLAND GROUP"), solely for purposes of SECTIONS 6.1, 6.10 and 6.15 hereof.

                                    RECITALS

     WHEREAS, the respective Boards of Directors of REIT, each Acquisition Company, the Advisor and each Manager, as applicable, have approved and declared advisable, upon the terms and subject to the conditions of this Agreement:

          (1) The merger of Acquisition 1 with and into the Advisor, with the Advisor being the surviving corporation (the "ACQUISITION 1 MERGER");

          (2) The merger of Acquisition 2 with and into Southern, with Southern being the surviving corporation (the "ACQUISITION 2 MERGER");

          (3) The merger of Acquisition 3 with and into Mid-Atlantic, with Mid-Atlantic being the surviving corporation (the "ACQUISITION 3 MERGER"); and

          (4) The merger of Acquisition 4 with and into Southeast, with Southeast being the surviving corporation (the "ACQUISITION 4 MERGER"; and, together with the Acquisition 1 Merger, the Acquisition 2 Merger and the Acquisition 3 Merger, the "MERGERS");

     WHEREAS, the respective Boards of Directors of REIT, each Acquisition Company, the Advisor and each Manager, as applicable, have determined that the Mergers are in furtherance of and consistent with their respective business strategies and in the best interests of their respective stockholders; and

     WHEREAS, for federal income Tax purposes, it is intended that each Merger shall qualify as a reorganization and that this Agreement shall constitute a plan of reorganization within the meaning of Section 368(a) of the Code.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "ACQUISITION COMPANY" or "ACQUISITION COMPANIES" shall mean Acquisition 1, Acquisition 2, Acquisition 3 and Acquisition 4, individually or collectively, as the case may be.

     "ACTION" shall mean any claim, suit, action, proceeding, Environmental Claim, arbitration or investigation.

     "ADVISORY AGREEMENT" shall mean that certain First Amended and Restated Advisory Agreement, made as of November 26, 2000, between REIT and the Advisor, as the same has been and may be amended from time to time.

     "AFFILIATE" shall mean, except as otherwise provided herein, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, "CONTROL" (including, with correlative meaning, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person through the ownership of voting securities, by contract or otherwise.

     "AGENT" shall mean the individual identified in the Preamble hereto or any successor representative appointed by the Manager Shareholders pursuant to
SECTION 2.6.

     "ANCILLARY AGREEMENTS" shall mean the Registration Rights Agreement, the Lease Assignment and Assumption Agreements, the License Agreements, the Services Agreements, the Consulting Agreements, the Employment Agreements, the Property Acquisition Agreement, the Escrow Agreement and the Indemnification Agreements.

     "BUSINESS DAY" means any day other than a Saturday or a Sunday or a day on which banks located in Chicago, Illinois generally are authorized or required by law or regulation to close.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMISSION" shall mean the United States Securities and Exchange
Commission.

     "CONTRACT" shall mean any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, commitment, lease or other instrument, obligation, agreement or arrangement of any kind.

     "ENVIRONMENT" shall mean surface waters, groundwaters, surface water, sediment, soil, subsurface strata, ambient air and other environmental medium.

     "ENVIRONMENTAL CLAIMS" shall mean any and all actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Hazardous Material or arising from any alleged injury or threat of injury to health or the Environment.

     "ENVIRONMENTAL LAW" shall mean any Law with respect to the preservation of the Environment, including but not limited to any Law whatsoever relating to Hazardous Materials, drinking water, surface water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, noises, odors, air quality, air emissions, waste emissions or wells. Without limiting the generality of the foregoing, the term will encompass each of the following statutes and the regulations promulgated thereunder, and any similar applicable state, local or foreign Law, each as amended: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980; (b) the Solid Waste Disposal Act; (c) the Hazardous Materials Transportation Act; (d) the Toxic Substance Control Act; (e) the Clean Water Act, (f) the Clean Air Act; (g) the Safe Drinking Water Act; (h) the National Environmental Policy Act of 1969; (i) the Superfund Amendments and Reauthorization Act of 1986; (j) Title III of the Superfund Amendments and Reauthorization Act; (k) the Federal Insecticide, Fungicide and Rodenticide Act;
(l) the provisions of the Occupational Safety and Health Act of 1970 relating to the handling of and exposure to Hazardous Materials and similar substances; and
(m) the National Environmental Policy Act.

     "ENVIRONMENTAL PERMIT" shall mean with respect to a specified Person, any permit, approval, identification number, license, or other authorization required, necessary or useful to operate the business of such Person under any applicable Environmental Law.

     "EQUITY INTERESTS" shall mean (a) with respect to a corporation, as determined under the laws of the jurisdiction of organization of such entity, shares of capital stock (whether common, preferred or treasury); (b) with respect to a partnership, limited liability company, limited liability partnership or similar Person, as determined under the laws of the jurisdiction of organization of such entity, units, interests, or other partnership or limited liability company interests; or (c) any other equity ownership.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations issued thereunder.

     "ERISA AFFILIATE" shall mean each corporation, trade or business which is treated as a single employer with any Service Provider under Section 414 of the Code or Section 4001(a) of ERISA.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations issued thereunder.

     "GAAP" means United States generally accepted accounting principles, consistently applied.

     "GOVERNMENTAL AUTHORITY" shall mean any United States or other national, state or local government, any political subdivision thereof or any other governmental, judicial, public or statutory instrumentality, authority, body, agency, department, bureau, commission or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any arbitrator with authority to bind a party at law.

     "HAZARDOUS MATERIALS" shall mean each and every element, compound, chemical, containment, pollutant, material, waste or other substance that is defined, determined or identified as hazardous, toxic or a contaminant under any Environmental Law or the release of which is prohibited under any Environmental Law. Without limiting the generality of the foregoing, the term will include, without limitation: (a) "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, or Title III of the Superfund Amendments and Reauthorization Act and regulations promulgated thereunder, each as amended; (b) "hazardous waste" as defined in the Solid Waste Disposal Act and regulations promulgated thereunder, each as amended: (c) "hazardous materials" as defined in the Hazardous Material Transportation Act and the regulations promulgated thereunder, each as amended; (d) "chemical substance or mixture" as defined in the Toxic Substances Control Act and regulation promulgated thereunder, each as amended; (e) petroleum products and by products; (f) asbestos; (g) PCBs; and (h) mold.

     "INLAND GROUP COMBINED RETURN" shall mean an Inland Group Tax Return for any Taxes imposed by a federal, state, local or foreign Tax authority for which Inland Group or any Affiliate of Inland Group other than the Advisor files with the Advisor on a consolidated, combined or unitary basis.

     "INTELLECTUAL PROPERTY" shall mean any proprietary rights, including patents, copyrights (published or unpublished), trademarks and service marks, internet domain names, URLs and web sites, trade or business names, trade dress, logos, designs, slogans, trade secrets, confidential information, inventions, discoveries, Software, technical information, process technology, plans, drawings, blueprints, customer lists, business methods and processes or know-how (and all registrations of, and all applications for registrations of, any of the foregoing).

     "IRS" shall mean the United States Internal Revenue Service.

     "JUDGMENTS" shall mean any judgments, injunctions, orders, decrees, writs, rulings, settlements, or awards of any court or other judicial authority or any other Governmental Authority.

     "KNOWLEDGE OF THE SERVICE PROVIDERS" shall mean, with respect to (i) the Advisor, the actual knowledge, including the facts of which such individual, in the reasonable prudent exercise of his or her duties and after reasonable inquiry, should be aware, of the executive officers and directors of the Advisor and IREIC and the individuals listed on
SCHEDULE 1.1(a) and (ii) the Managers, the actual knowledge, including the facts of which such individual, in the reasonable prudent exercise of his or her duties and after reasonable inquiry, should be aware, of the executive officers and directors of each Manager and the individuals listed on SCHEDULE 1.1(b).

     "KNOWLEDGE OF REIT" or similar language shall mean actual knowledge of each of Daniel Deighan, Barry Lazarus, Kenneth Masick, Michael Moran and Michael Rosenthal.

     "LAWS" shall mean all laws, including Environmental Laws, statutes, by-laws, ordinances, rules, regulations, or Judgments of any Governmental Authority applicable to a party or a party's business or assets.

     "LICENSES" means all Contracts or agreements (including any licenses, outstanding decrees, orders, judgments, covenants not to sue, agreements not to assert rights, settlement agreements or stipulations) to which a Service Provider is a party or otherwise bound (whether between such Service Provider and an independent Person or between such Service Provider and Inland Group and/or an Affiliate of such Service Provider or Inland Group), which contain provisions (a) granting or providing to such Service Provider rights in any Intellectual Property, (b) granting to third Persons, Inland Group and/or an Affiliate of such Service Provider or Inland Group any rights owned by such Service Provider in any Intellectual Property or (c) restricting such Service Provider's right to use any Intellectual Property.

     "LIENS" shall mean all liens, mortgages, easements, charges, assignments, pledges, restrictions, claims, security interests, options or other encumbrances of any nature.

     "MANAGER" or "MANAGERS" shall mean Southern, Mid-Atlantic, and Southeast, individually or collectively, as the case may be.

     "MANAGEMENT AGREEMENTS" shall mean, individually or collectively, as the case may be, (i) that certain Master Management Agreement, entered into as of February 1, 2002, by and between REIT and Southeast, as the same has been and may be amended from time to time, together with all separate Management Agreements between entities owned, directly or indirectly, by REIT and Southeast entered into pursuant thereto, (ii) that certain Master Management Agreement, entered into as of January 9, 2002, by and between REIT and Southern, as the same has been and may be amended from time to time, together with all separate Management Agreements between entities owned, directly or indirectly, by REIT and Southern entered into pursuant thereto, and (iii) that certain Master Management Agreement, entered into as of February 21, 2003, by and between REIT and Mid-Atlantic, as the same has been and may be amended from time to time, together with all separate Management Agreements between entities owned, directly or indirectly, by REIT and Mid-Atlantic entered into pursuant thereto.

     "MATERIAL ADVERSE EFFECT" shall mean, (i) with respect to the Advisor, a material adverse effect on the business, properties, assets, financial condition, or results of operations of the Advisor, and (ii) with respect to the Managers, a material adverse effect on the business, properties, assets, financial condition, or results of operations of the Managers taken as a whole.

     "PARTICIPATING SHAREHOLDERS" shall mean each shareholder of the Managers as of the Closing Date except for (i) the Manager Shareholders and (ii) the shareholders set forth on Schedule 2.6 hereto.

     "PERMIT" shall mean, with respect to a specified Person, any permit, license, consent, order, authorization, Environmental Permit or approval of any Governmental Authority that is required to enable such Person to carry on its business as presently conducted.

     "PERMITTED LIENS" shall mean (i) Liens for or in respect of Taxes not yet due and payable or which are being contested in good faith for which adequate reserves have been set up in accordance with GAAP, (ii) the rights of lessors and lessees under leases executed in the ordinary course of business, (iii) the rights of licensors and licensees under licenses executed in the ordinary course of business, (iv) Liens of mechanics, warehousemen, carriers, workers, repairmen and other similar Liens arising or incurred in the ordinary course of business, securing obligations not yet due or payable or being contested in good faith by appropriate proceedings for which adequate reserves have been set up in accordance with GAAP, (v) Liens in connection with purchase money obligations incurred in the ordinary course of business, and (vi) Liens incurred or deposits made in the ordinary course of business to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of like nature.

     "PERSON" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "POST-CLOSING TAX PERIOD" shall mean any Tax Period beginning after the Closing Date and the portion of any Straddle Period beginning after the Closing Date.

     "PRE-CLOSING TAX PERIOD" shall mean any Tax Period ending on or before the Closing Date and the portion ending on the Closing Date of any Straddle Period including operations through the Closing Date.

     "REIT MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, properties, assets, financial condition, or results of operations of REIT and its Subsidiaries, taken as a whole.

     "REIT SPECIAL COMMITTEE" shall mean the Special Committee of the Board of Directors of REIT formed in connection with the contemplation of the Mergers, the members of which are Daniel Deighan, Kenneth Masick and Michael Rosenthal.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations issued thereunder.

     "SERVICE PROVIDER" or "SERVICE PROVIDERS" shall mean the Advisor and each Manager, individually or collectively, as the case may be.

     "SOFTWARE" shall mean any and all: (a) computer programs, including any and all software implementation of algorithms, models and methodologies whether in source code or object code, and (b) all documentation, including user manuals and training materials, relating to any of the foregoing.

     "STRADDLE PERIOD" shall mean any Tax Period beginning before and ending after the Closing Date.

     "SUBSIDIARY" or "SUBSIDIARIES" of any Person shall mean any corporation, partnership, limited liability company, association, trust, joint venture or other entity or organization of which such Person, either alone or through or together with any other Subsidiary, owns, directly or indirectly, more than 50% of the stock or other Equity Interests, the holder of which is generally entitled to vote for the election of the board of directors, managers or other governing body of the entity or organization which such Person so owns.

     "TAX PERIOD" shall mean any period prescribed by any taxing or other Governmental Authority for which a Tax Return (or an Inland Group Combined Return) is required to be filed or a Tax is required to be paid.

     "TAX RETURNS" shall mean any report, return (including information return), election, document, estimated tax filing, declaration or other filing required to be supplied to any taxing or other Governmental Authority with respect to Taxes, including any amendments thereto, but not including any Inland Group Combined Return.

     "TAXES" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, occupation, use, service, service and use, license, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable to or imposed on or with respect to any such taxes, charges, fees, levies or other assessments.

     SECTION 1.2    OTHER DEFINED TERMS.

     The terms set forth below shall have the meanings ascribed to them in the corresponding sections of this Agreement:

           TERM                                                            SECTION
           ----                                                            -------
           Acquisition 1                                                   Preamble
           Acquisition 1 Effective Time                                    Section 2.1(e)(i)
           Acquisition 1 Merger                                            Recitals
           Acquisition 2                                                   Preamble
           Acquisition 2 Effective Time                                    Section 2.1(e)(ii)
           Acquisition 2 Merger                                            Recitals
           Acquisition 3                                                   Preamble
           Acquisition 3 Effective Time                                    Section 2.1(e)(iii)
           Acquisition 3 Merger                                            Recitals
           Acquisition 4                                                   Preamble

           TERM                                                            SECTION
           ----                                                            -------
           Acquisition 4 Effective Time                                    Section 2.1(e)(iv)
           Acquisition 4 Merger                                            Recitals
           Advisor                                                         Preamble
           Advisor Exchange Ratio                                          Section 2.2(a)
           Advisor Shares                                                  Section 2.2(a)
           Advisor Surviving Corporation                                   Section 2.1(a)(i)
           Advisor Audited Financial Statements                            Section 4.4(a)
           Advisor Unaudited Financial Statements                          Section 4.4(a)
           Agreement                                                       Preamble
           Arbitration Answer                                              Section 10.4(c)
           Arbitrated Claim                                                Section 10.4
           Arbitration Claimants                                           Section 10.4(c)
           Arbitration Demand                                              Section 10.4(c)
           Arbitration Reply                                               Section 10.4(c)
           Arbitration Respondents                                         Section 10.4(c)
           Audited Financial Statements                                    Section 4.4(a)
           Certificates                                                    Section 2.5(b)
           Closing                                                         Section 2.1(e)
           Closing Date                                                    Section 2.1(e)
           Closing Balance Sheet                                           Section 2.7(d)
           Closing Statement                                               Section 2.7(d)
           Confidential Material                                           Section 6.7(a)
           Consulting Agreements                                           Section 7.2(j)
           Converted Shares                                                Section 2.2(d)
           Damages                                                         Section 9.2(h)
           DGCL                                                            Section 2.1(a)(i)
           Disclosure/Solicitation Statement                               Section 6.4(b)
           Dissenting Shares                                               Section 2.4
           Effective Time                                                  Section 2.1(e)(iv)
           Employee Arrangements                                           Section 4.12(a)
           Employee Benefit Plans                                          Section 4.11(a)
           Employment Agreements                                           Section 7.2(i)
           Escrow Agent                                                    Section 2.2(g)
           Escrow Agreement                                                Section 7.2(l)
           Escrow Fund                                                     Section 2.2(g)
           Exchange Ratios                                                 Section 2.2(d)
           IBCA                                                            Section 2.1(a)(i)
           Indemnification Cap                                             Section 9.3(b)
           Indemnified Party                                               Section 9.2(g)(i)
           Indemnifying Party                                              Section 9.2(g)(i)
           Indemnification Agreements                                      Section 7.3(e)
           Inland Affiliated Group                                         Section 4.6(f)
           Inland Indemnified Parties                                      Section 9.2(a)

           TERM                                                            SECTION
           ----                                                            -------
           Inland Group                                                    Preamble
           IREIC                                                           Preamble
           Lease Assignment and Assumption Agreements                      Section 7.2(f)
           Leased Real Property                                            Section 4.18(c)
           Letter of Transmittal                                           Section 2.5(a)
           License Agreements                                              Section 7.2(g)
           Manager Shareholder                                             Preamble
           Manager Stockholders' Approval                                  Section 6.2(b)
           Manager Audited Financial Statements                            Section 4.4(a)
           Manager Unaudited Financial Statements                          Section 4.4(a)
           Mergers                                                         Recitals
           Mid-Atlantic                                                    Preamble
           Mid-Atlantic Exchange Ratio                                     Section 2.2(c)
           Mid-Atlantic Shares                                             Section 2.2(c)
           Mid-Atlantic Surviving Corporation                              Section 2.1(c)(i)
           Net Working Capital                                             Section 2.7(c)
           New Material Contracts                                          Section 4.20(c)
           Other Filings                                                   Section 6.4(a)
           Outside Date                                                    Section 8.1(b)(i)
           Paid Taxes                                                      Section 6.10(d)
           Pension Plan                                                    Section 4.11(b)
           Personal Property Leases                                        Section 4.18(b)
           Property Acquisition Agreement                                  Section 7.2(k)
           Providing Party                                                 Section 6.7(a)
           Proxy Statement                                                 Section 3.4(c)
           Receiving Party                                                 Section 6.7(a)
           Registration Rights Agreement                                   Section 7.3(d)
           REIT                                                            Preamble
           REIT Disclosure Schedule                                        Article III
           REIT Form 10-K                                                  Section 3.6(a)
           REIT Indemnified Parties                                        Section 9.2(b)
           REIT Preferred Stock                                            Section 3.2(a)
           REIT Required Consents                                          Section 3.4(c)
           REIT Required Statutory Approvals                               Section 3.4(c)
           REIT SEC Filings                                                Section 3.6(a)
           REIT/Service Provider Agreements                                Section 4.20(a)(i)
           REIT Shares                                                     Section 2.2(a)
           REIT Stockholders' Ratification                                 Section 6.2(a)
           REIT Stockholders' Meeting                                      Section 6.2(a)
           Representatives                                                 Section 6.7(a)
           Required Consents                                               Section 4.3(c)
           Required Statutory Approvals                                    Section 4.3(c)
           Required Supplemental Financial Statements                      Section 6.16(b)

           TERM                                                            SECTION
           ----                                                            -------
           Review Period                                                   Section 2.7(e)
           Scheduled Contracts                                             Section 4.20(a)
           Service Employees                                               Section 6.8(a)
           Service Provider Deductible                                     Section 9.3(a)
           Service Provider Disclosure Schedule                            Article IV
           Service Provider Financial Statements                           Section 4.4(a)
           Service Provider Required Consents                              Section 4.3(c)
           Service Provider Required Statutory Approvals                   Section 4.3(c)
           Services Agreements                                             Section 7.2(h)
           Settlement Accountant                                           Section 2.7(f)
           Southeast                                                       Preamble
           Southeast Exchange Ratio                                        Section 2.2(d)
           Southeast Shares                                                Section 2.2(d)
           Southeast Surviving Corporation                                 Section 2.1(d)(i)
           Southern                                                        Preamble
           Southern Exchange Ratio                                         Section 2.2(b)
           Southern Shares                                                 Section 2.2(b)
           Southern Surviving Corporation                                  Section 2.1(b)(i)
           Statement of Objections                                         Section 2.7(e)
           Supplemental Financial Statements                               Section 6.16(b)
           Surviving Corporations                                          Section 2.1(d)(i)
           Tax Claim                                                       Section 6.10(f)
           Third Party Claims                                              Section 9.2(g)(ii)
           Unaudited Financial Statements                                  Section 4.4(a)
           Unaudited Supplemental Financial Statements                     Section 6.16(a)
           Welfare Plans                                                   Section 4.11(d)

                                   ARTICLE II.
                                   THE MERGERS

     SECTION 2.1    THE MERGERS.

          (a)       THE ACQUISITION 1 MERGER.

               (i) GENERALLY. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Illinois Business Corporation Act of 1983, as amended (the "IBCA"), and the Delaware General Corporation Law, as amended (the "DGCL"), at the Acquisition 1 Effective Time, Acquisition 1 shall be merged with and into the Advisor. Following the Acquisition 1 Effective Time, the separate corporate existence of Acquisition 1 shall cease and the Advisor shall continue as the surviving corporation (the "ADVISOR SURVIVING CORPORATION").

               (ii) EFFECT OF THE MERGER. At the Acquisition 1 Effective Time, the effect of the Acquisition 1 Merger shall be as provided in the applicable provisions of the IBCA and the DGCL. Without limiting the generality of the foregoing, at the Acquisition 1

Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Advisor and Acquisition 1 shall vest in the Advisor Surviving Corporation, and all debts, liabilities and duties of Advisor and Acquisition 1 shall become the debts, liabilities and duties of the Advisor Surviving Corporation.

               (iii) ARTICLES OF INCORPORATION; BYLAWS. At the Acquisition 1 Effective Time, the Articles of Incorporation and the Bylaws of Acquisition 1 as in effect immediately prior to the Acquisition 1 Effective Time shall be the Articles of Incorporation and Bylaws of the Advisor Surviving Corporation until thereafter changed or amended as provided therein by applicable Law.

               (iv) DIRECTORS AND OFFICERS. The directors and officers of Acquisition 1 immediately prior to the Acquisition 1 Effective Time, which are set forth on SCHEDULE 2.1(a)(iv) hereto, shall be the directors and officers of the Advisor Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

          (b)       THE ACQUISITION 2 MERGER.

               (i) GENERALLY. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Acquisition 2 Effective Time, Acquisition 2 shall be merged with and into Southern. Following the Acquisition 2 Effective Time, the separate corporate existence of Acquisition 2 shall cease and Southern shall continue as the surviving corporation (the "SOUTHERN SURVIVING CORPORATION").

               (ii) EFFECT OF THE MERGER. At the Acquisition 2 Effective Time, the effect of the Acquisition 2 Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Acquisition 2 Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Southern and Acquisition 2 shall vest in the Southern Surviving Corporation, and all debts, liabilities and duties of Southern and Acquisition 2 shall become the debts, liabilities and duties of the Southern Surviving Corporation.

               (iii) CERTIFICATE OF INCORPORATION; BYLAWS. At the Acquisition 2 Effective Time, the Certificate of Incorporation and the Bylaws of Acquisition 2 as in effect immediately prior to the Acquisition 2 Effective Time shall be the Certificate of Incorporation and Bylaws of the Southern Surviving Corporation until thereafter changed or amended as provided therein by applicable Law.

               (iv) DIRECTORS AND OFFICERS. The directors and officers of Acquisition 2 immediately prior to the Acquisition 2 Effective Time, which are set forth on SCHEDULE 2.1(b)(iv) hereto, shall be the directors and officers of the Southern Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

          (c)       THE ACQUISITION 3 MERGER.

               (i) GENERALLY. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Acquisition 3 Effective Time, Acquisition 3 shall be merged with and into Mid-Atlantic. Following the Acquisition 3 Effective Time, the separate corporate existence of Acquisition 3 shall cease and Mid-Atlantic shall continue as the surviving corporation (the "MID-ATLANTIC SURVIVING CORPORATION").

               (ii) EFFECT OF THE MERGER. At the Acquisition 3 Effective Time, the effect of the Acquisition 3 Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Acquisition 3 Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Mid-Atlantic and Acquisition 3 shall vest in the Mid-Atlantic Surviving Corporation, and all debts, liabilities and duties of Mid-Atlantic and Acquisition 3 shall become the debts, liabilities and duties of the Mid-Atlantic Surviving Corporation.

               (iii) CERTIFICATE OF INCORPORATION; BYLAWS. At the Acquisition 3 Effective Time, the Certificate of Incorporation and the Bylaws of Acquisition 3 as in effect immediately prior to the Acquisition 3 Effective Time shall be the Certificate of Incorporation and Bylaws of the Mid-Atlantic Surviving Corporation until thereafter changed or amended as provided therein by applicable Law.

               (iv) DIRECTORS AND OFFICERS. The directors and officers of Acquisition 3 immediately prior to the Acquisition 3 Effective Time, which are set forth on SCHEDULE 2.1(c)(iv) hereto, shall be the directors and officers of the Mid-Atlantic Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

          (d)       THE ACQUISITION 4 MERGER.

               (i) GENERALLY. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Acquisition 4 Effective Time, Acquisition 4 shall be merged with and into Southeast. Following the Acquisition 4 Effective Time, the separate corporate existence of Acquisition 4 shall cease and Southeast shall continue as the surviving corporation (the "SOUTHEAST SURVIVING CORPORATION"; and, together with the Advisor Surviving Corporation, the Southern Surviving Corporation and the Mid-Atlantic Surviving Corporation, the "SURVIVING CORPORATIONS").

               (ii) EFFECT OF THE MERGER. At the Acquisition 4 Effective Time, the effect of the Acquisition 4 Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Acquisition 4 Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Southeast and Acquisition 4 shall vest in the Southeast Surviving Corporation, and all debts, liabilities and duties of Southeast and Acquisition 4 shall become the debts, liabilities and duties of the Southeast Surviving Corporation.

               (iii) CERTIFICATE OF INCORPORATION; BYLAWS. At the Acquisition 4 Effective Time, the Certificate of Incorporation and the Bylaws of Acquisition 4 as in effect immediately prior to the Acquisition 4 Effective Time shall be the Certificate of Incorporation and Bylaws of the Southeast Surviving Corporation until thereafter changed or amended as provided therein by applicable Law.

               (iv) DIRECTORS AND OFFICERS. The directors and officers of Acquisition 4 immediately prior to the Acquisition 4 Effective Time, which are set forth on SCHEDULE 2.1(d)(iv) hereto, shall be the directors and officers of the Southeast Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

          (e) CLOSING; EFFECTIVE TIME OF THE MERGERS. The consummation (the "CLOSING") of the transactions contemplated by this Agreement, including the Mergers, shall take place at the offices of Duane Morris LLP, Chicago, Illinois at 10:00 a.m. local time on the last Business Day of the calendar month in which all of the conditions to Closing (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) shall have been satisfied or waived, or at such other time, place and date as REIT, IREIC and the Agent may mutually agree. The date on which the Closing occurs is referred to as the "CLOSING DATE." At the Closing, the parties hereto shall cause:

               (i)       the Acquisition 1 Merger to be consummated by filing
(x) a certificate of merger with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL and (y) articles of merger with the Secretary of State of Illinois, in such form as required by, and executed in accordance with the relevant provisions of, the IBCA (the date and time of such filings, being the "ACQUISITION 1 EFFECTIVE TIME");

               (ii) the Acquisition 2 Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL (the date and time of such filing, being the "ACQUISITION 2 EFFECTIVE TIME");

               (iii) the Acquisition 3 Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL (the date and time of such filing, being the "ACQUISITION 3 EFFECTIVE TIME"); and

               (iv) the Acquisition 4 Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL (the date and time of such filing, being the "ACQUISITION 4 EFFECTIVE TIME"; each of the Acquisition 1 Effective Time, the Acquisition 2 Effective Time, the Acquisition 3 Effective Time and the Acquisition 4 Effective Time are generically referred to herein as the "EFFECTIVE TIME").

     It is the intention of the parties that each of the events set forth in this SECTION 2.1 shall occur simultaneously.

     SECTION 2.2    CONVERSION OF SERVICE PROVIDER SHARES.

     At the applicable Effective Time, by virtue of each Merger and without any action on the part of the Service Providers, the Acquisition Companies or their respective stockholders:

          (a) Each share of common stock, no par value per share ("ADVISOR SHARES"), of Advisor issued and outstanding immediately prior to the Acquisition 1 Effective Time (other than any shares held in the treasury of Advisor, which shall be canceled and extinguished without any conversion thereof) shall be converted into the right to receive 8,700.0000 shares (the "ADVISOR EXCHANGE RATIO") of common stock, par value $0.01 per share ("REIT SHARES"), of REIT from escrow, pursuant and subject to the terms of the Escrow Agreement.

          (b) Each share of common stock, par value $0.01 per share ("SOUTHERN SHARES"), of Southern issued and outstanding immediately prior to the Acquisition 2 Effective Time (other than any shares held in the treasury of Southern, which shall be canceled and extinguished without any conversion thereof, and Dissenting Shares, which shall be treated as provided in SECTION 2.4) shall be converted into the right to receive 363.3006 REIT Shares from escrow, pursuant and subject to the terms of the Escrow Agreement (the "SOUTHERN EXCHANGE RATIO").

          (c) Each share of common stock, par value $0.01 per share ("MID-ATLANTIC SHARES"), of Mid-Atlantic issued and outstanding immediately prior to the Acquisition 3 Effective Time (other than any shares held in the treasury of Mid-Atlantic, which shall be canceled and extinguished without any conversion thereof, and Dissenting Shares, which shall be treated as provided in
SECTION 2.4) shall be converted into the right to receive 535.2430 REIT Shares from escrow, pursuant and subject to the terms of the Escrow Agreement (the "MID-ATLANTIC EXCHANGE RATIO").

          (d) Each share of common stock, par value $1.00 per share ("SOUTHEAST SHARES"), of Southeast (the Southeast Shares, together with the Advisor Shares, the Southern Shares and the Mid-Atlantic Shares, the "CONVERTED SHARES"), issued and outstanding immediately prior to the Acquisition 4 Effective Time (other than any shares held in the treasury of Southeast, which shall be canceled and extinguished without any conversion thereof, and Dissenting Shares, which shall be treated as provided in SECTION 2.4 HEREOF) shall be converted into the right to receive 258.3246 REIT Shares from escrow, pursuant and subject to the terms of the Escrow Agreement (the "SOUTHEAST EXCHANGE RATIO"; and, together with the Advisor Exchange Ratio, the Southern Exchange Ratio and the Mid-Atlantic Exchange Ratio, the "EXCHANGE RATIOS").

          (e) No fractional REIT Shares shall be issued in any Merger. All fractional REIT Shares that a holder of record of any Service Provider would otherwise be entitled to receive from escrow as a result of the respective Merger shall be aggregated. If a fractional REIT Share results from such aggregation, the number of shares required to be issued to such record holder shall be rounded up to the nearest whole number of REIT Shares.

          (f) REIT Shares issued in the Mergers shall be subject to the restrictions and entitled to the registration and other rights set forth in the Registration Rights Agreement and shall bear the legend set forth in SECTION
6.12 of this Agreement. As of the applicable Effective

Time, all Converted Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing such Converted Shares shall cease to have any rights with respect thereto, except the right to receive the REIT Shares from escrow into which such Converted Shares were converted in the applicable Merger or, in the case of Dissenting Shares, the rights provided in SECTION 2.4 HEREOF.

          (g) Notwithstanding any other provision in this Agreement to the contrary, at the Effective Time, certificates representing all REIT Shares issued in the Mergers shall be delivered or caused to be delivered by REIT directly to a third party escrow agent (who is mutually acceptable to the REIT, IREIC and the Agent) (the "ESCROW AGENT"), to be held in escrow (including the proceeds from the sale of any such shares by the Escrow Agent from time to time, the "ESCROW FUND") and released therefrom pursuant to the terms of the Escrow Agreement. The Escrow Fund shall serve as security for the indemnification rights of REIT contained in this Agreement, subject to and in accordance with the terms and conditions of this Agreement and the Escrow Agreement.

     SECTION 2.3    CONVERSION OF ACQUISITION COMPANY SHARES.

     At the applicable Effective Time, by virtue of each Merger and without any action on the part of the Service Providers, the Acquisition Companies or REIT:

          (a) Each share of common stock, no par value, of Acquisition 1 issued and outstanding immediately prior to the Acquisition 1 Effective Time shall be converted into and exchanged for one newly and validly issued, fully paid and nonassessable share of common stock of the Advisor Surviving Corporation;

          (b) Each share of common stock, par value $0.01 per share, of Acquisition 2 issued and outstanding immediately prior to the Acquisition 2 Effective Time shall be converted into and exchanged for one newly and validly issued, fully paid and nonassessable share of common stock of the Southern Surviving Corporation;

          (c) Each share of common stock, par value $0.01 per share, of Acquisition 3 issued and outstanding immediately prior to the Acquisition 3 Effective Time shall be converted into and exchanged for one newly and validly issued, fully paid and nonassessable share of common stock of the Mid-Atlantic Surviving Corporation; and

          (d) Each share of common stock, par value $0.01 per share, of Acquisition 4 issued and outstanding immediately prior to the Acquisition 4 Effective Time shall be converted into and exchanged for one newly and validly issued, fully paid and nonassessable share of common stock of the Southeast Surviving Corporation.

     SECTION 2.4    APPRAISAL RIGHTS.

     Notwithstanding any provision of this Agreement to the contrary, Southern Shares, Mid-Atlantic Shares and Southeast Shares outstanding immediately prior to the applicable Effective Time held by stockholders who have not voted in favor of the applicable Merger or consented thereto in writing and who have properly demanded appraisal for such Southern Shares, Mid-Atlantic Shares or Southeast Shares in accordance with the DGCL (the "DISSENTING SHARES"), shall not be converted into or represent the right to receive from escrow REIT Shares as provided in SECTION 2.2 of this Agreement unless such stockholder fails to perfect or withdraws or otherwise loses such stockholder's right to appraisal. To the extent provided under Section 262 of the DGCL, stockholders that perfect their right to appraisal shall be entitled to receive payment of the fair value of such Dissenting Shares held by them from Southern Surviving Corporation, Mid-Atlantic Surviving Corporation or Southeast Surviving Corporation, as applicable, in accordance with Section 262 of the DGCL, unless such stockholder withdraws or otherwise loses such stockholder's right to appraisal. If after the applicable Effective Time a stockholder who has demanded appraisal fails to perfect or withdraws or loses his right to appraisal, such Southern Shares, Mid-Atlantic Shares or Southeast Shares shall no longer be considered Dissenting Shares and be deemed to have been converted as of the applicable Effective Time into a right to receive from escrow REIT Shares as provided in SECTION 2.2 of this Agreement, and the applicable amount of REIT Shares corresponding to such shares for which appraisal rights have been withdrawn or lost or not perfected shall be placed into the respective Escrow Fund. Each Manager shall give prompt notice to REIT of each demand for appraisal received by it, and REIT shall have the right to participate in negotiations and proceedings regarding such demand. None of Southern, Mid-Atlantic or Southeast shall, except with prior written consent of REIT, settle, offer to settle or voluntarily make any payment regarding such demand. Each holder of Dissenting Shares who is entitled to payment of the fair value of such Dissenting Shares shall receive payment therefor only after surrender to REIT of the certificate or certificates representing the Dissenting Shares.

     SECTION 2.5    EXCHANGE OF CERTIFICATES.

          (a) LETTER OF TRANSMITTAL. Promptly after the date hereof, each Service Provider shall deliver to each holder of record of such Service Provider's securities (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to securities covered thereby shall pass, only upon proper delivery thereof to REIT and such letter shall be in customary form and include such other documents as required pursuant to the instructions thereto ("LETTER OF TRANSMITTAL") and (ii) instructions for use in surrendering such securities in exchange for the right to receive REIT Shares from escrow, subject to the provisions of SECTION 2.2 hereof.

          (b) EXCHANGE PROCEDURES. Immediately after the applicable Effective Time with respect to Converted Shares that were, prior thereto, represented by certificates (the "CERTIFICATES"), upon surrender and delivery to REIT of such Certificates by means of the Letter of Transmittal, each holder of Converted Shares shall be entitled to receive in exchange therefor a certificate representing that number of REIT Shares which such holder has the right to receive from escrow in respect of the Converted Shares formerly represented by such Certificate; PROVIDED, HOWEVER, that certificates representing REIT Shares issued to the shareholders of the Managers and IREIC, including REIT Shares of any shareholders of the Managers who withdraw or otherwise lose their rights to appraisal which are deemed to have been converted as of the applicable Effective Time pursuant to SECTION 2.4 hereof, shall be delivered to the Escrow Agent and held in escrow as provided in SECTION 2.2(g) hereof, and shall be released therefrom as provided in the Escrow Agreement. Any Certificates so surrendered shall forthwith be canceled. If REIT Shares are to be issued to any Person other than the Person in whose name a Certificate surrendered in exchange therefor is registered, it shall be a condition to such exchange that the

Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that any applicable transfer Taxes have been paid. Subsequent to the applicable Effective Time, there shall be no further transfer of Certificates on the records of the applicable Service Providers and, if Certificates are presented to such Service Providers for transfer, they shall be canceled against delivery of REIT Shares as provided for herein, subject to the provisions of Section 2.2 hereof. Until surrendered as contemplated by this
SECTION 2.5(b), each Certificate shall be deemed at any time after the applicable Effective Time to represent only the right to receive upon such surrender REIT Shares as provided for herein, or, in the case of Dissenting Shares, that to which the holder thereof properly exercising appraisal rights is entitled under the DGCL, and not any Equity Interest in, or right to any dividends or other distributions from, the applicable Service Provider.

          (c) NO FURTHER RIGHTS IN CONVERTED SHARES. The REIT Shares paid upon the surrender and delivery of the documentation described in SECTION 2.5(b) hereof shall be deemed to be full satisfaction of all rights pertaining to the Converted Shares represented thereby.

     SECTION 2.6    APPOINTMENT OF AGENT.

     Each Manager Shareholder hereby irrevocably and unconditionally appoints, and each Participating Shareholder has or prior to the Closing will appoint, the Agent to serve as the agent, representative and attorney-in-fact (with full power of substitution) of each such shareholder, with the full and exclusive power and authority to represent and bind each of them with respect to all matters arising under and pursuant to this Agreement and the transactions contemplated hereby, and irrevocably and unconditionally consents to the taking by the Agent of any and all actions and the making of any decisions required or permitted to be taken by them under this Agreement and matters arising out of or relating hereto, such power and authority to include, without limitation, the power and authority (i) to give and receive notices or communications, (ii) to bring, defend and/or resolve any claim made pursuant to ARTICLE IX, (iii) to agree to, negotiate, or enter into settlements or compromises of, and comply with orders of courts with respect to any disputes involving, any such claims, and (iv) to take all actions necessary in the judgment of the Agent for the accomplishment of the foregoing. By his execution of this Agreement, the Agent hereby accepts his appointment as the Agent for purposes of this Agreement. REIT shall be entitled to deal exclusively with the Agent on all matters relating to this Agreement with respect to or that otherwise concern any Manager Shareholder or any Participating Shareholder and/or his rights under this Agreement or in connection with the transactions contemplated hereby, including ARTICLE IX hereof, and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed by the Agent on behalf of any Manager Shareholder or any Participating Shareholder, and on any other action taken or purported to be taken by the Agent on behalf of any Manager Shareholder or any Participating Shareholder, as fully binding upon such Person. If the Agent shall die, become disabled or otherwise be unable to fulfill his responsibilities hereunder then, within thirty (30) days after such death or disability, a successor representative shall be appointed by the Manager Shareholders other than the Agent holding a majority in interest of the REIT Shares to be received from escrow by all Manager Shareholders in connection with the Mergers. Any such successor shall become the "Agent" for purposes of this Agreement. The Agent may be replaced by the Manager Shareholders holding a majority in interest of the REIT Shares to be received from escrow by all Manager Shareholders in connection with the Mergers at any time and from time to time pursuant to a written consent by such Manager Shareholders holding a majority in interest of such REIT shares; PROVIDED that the Manager Shareholders provide written notice to REIT and the other parties hereto of such replacement; PROVIDED FURTHER, that such replacement shall not be effective until receipt of such notice, and all parties hereto shall be entitled to deal exclusively with the Agent until receipt of such notice. The Agent shall not be liable to any party hereto or to any Manager Shareholder or any Participating Shareholder for any error of judgment, or any action taken, suffered or omitted to be taken on behalf of such Persons (or any of them), except in the case of his gross negligence or bad faith. The Agent may consult with counsel of his own choice and shall have full and complete authorization and protection for any action taken or suffered by him hereunder in good faith and in accordance with the opinion of such counsel. The Manager Shareholders hereby irrevocably agree, jointly and severally, (i) to indemnify the Agent for, and hold him harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys' fees and expenses, incurred without gross negligence or bad faith on the part of such Agent, arising out of, or in connection with, any action or decision taken or made by Agent on behalf of any Manager Shareholder or any Participating Shareholder and (ii) to be bound by all actions taken by the Agent in his capacity as such. All reasonable expenses (including reasonable attorneys' fees and expenses) incurred by the Agent in connection with the performance of its duties hereunder shall be paid by the Manager Shareholders. REIT, the Acquisition Companies and the Service Providers shall have no liability whatsoever for any fees, costs or other expenses incurred by the Agent.

     SECTION 2.7    ADJUSTMENTS TO REFLECT NET WORKING CAPITAL

          (a) ADJUSTMENTS TO REFLECT POSITIVE NET WORKING CAPITAL. In the event Net Working Capital (as defined below) is greater than $50,000.00, the REIT shall, within ten (10) days of the final determination thereof, pay and deliver to the Escrow Fund an amount in cash equal to Net Working Capital. Such additional amount shall be allocated to each Service Provider (and to each shareholder of such Service Provider) pursuant to the terms of the Escrow Agreement. Such additional amount shall be held in the Escrow Fund and released therefrom pursuant to the terms of the Escrow Agreement.

          (b) ADJUSTMENTS TO REFLECT NEGATIVE NET WORKING CAPITAL. In the event Net Working Capital is less than negative $50,000.00 (e.g. -$55,000 is less than -$50,000), IREIC, the Manager Shareholders and the Agent shall cause the Escrow Agent to, within ten (10) days of the final determination thereof, pay and deliver to REIT an amount in cash equal to Net Working Capital (treating any Net Working Capital number as a positive number) out of the Escrow Fund.

          (c) DEFINITION OF NET WORKING CAPITAL. For the purposes of this Agreement, "NET WORKING CAPITAL" shall mean the aggregate difference in current assets and current liabilities of the Service Providers as reflected on the Closing Balance Sheet of the Service Providers prepared in accordance with GAAP.

          (d) PREPARATION OF CLOSING BALANCE SHEET AND CLOSING STATEMENT. As soon as practicable, but in no event later than sixty (60) days after the Closing Date, IREIC and the Agent shall prepare and deliver to REIT unaudited balance sheets for each of the Service

Providers dated as of the Closing Date and prepared in accordance with GAAP (collectively, the "CLOSING BALANCE SHEET"), together with a statement (the "CLOSING STATEMENT") calculating the Net Working Capital of each of the Service Providers, in each case, as of the close of business on the Closing Date on a basis consistent (including the basis of calculation of individual line items and the determination of allowances and reserves) with the sample Closing Balance Sheet and sample Closing Statement attached as EXHIBIT B hereto, which is as of June 30, 2004, and all of the methods and practices used in the preparation thereof. REIT shall give IREIC and the Agent full access at all reasonable times to the books, records and other materials of the Surviving Corporations and the personnel of the Surviving Corporations to the extent that they relate to the Surviving Corporations and preparation of the Closing Balance Sheet and the Closing Statement, including such historical financial information relating to the Surviving Corporations as IREIC and the Agent shall reasonably request.

          (e) EXAMINATION AND OBJECTION BY REIT. Upon receipt of the Closing Balance Sheet and the Closing Statement, REIT shall have sixty (60) days (the "REVIEW PERIOD") to review such statement and the related computations of Net Working Capital. On or prior to the last day of the Review Period, REIT may object to the Closing Balance Sheet, the Closing Statement and/or the computations of Net Working Capital or adjustments by delivering to IREIC and the Agent a written statement from REIT setting forth in reasonable detail objections thereto (the "STATEMENT OF OBJECTIONS"). If REIT does not deliver a Statement of Objections in accordance with this SECTION 2.7(e) within the Review Period, the Closing Balance Sheet and the Closing Statement (and related computations of Net Working Capital) shall be deemed to have been accepted and shall be final and binding on the parties. If REIT delivers a Statement of Objections to IREIC and the Agent within the Review Period, REIT, IREIC and the Agent shall negotiate in good faith to resolve such objections, and any objections that are resolved by a written agreement between REIT, IREIC and the Agent shall be final and binding on the parties hereto and all holders of Converted Shares.

          (f) RESOLUTION OF DISPUTES. If REIT, IREIC and the Agent fail to reach a written agreement with respect to all of the matters set forth in any Statement of Objections, then the matters still in dispute shall, not later than twenty (20) Business Days after the delivery of such Statement of Objections (or, if earlier, the date on which either REIT, on the one hand, or IREIC and the Agent, on the other hand, affirmatively terminates discussions in writing with respect to the Statement of Objections), be submitted for resolution to such accounting firm agreed to by REIT, IREIC and the Agent (the "SETTLEMENT ACCOUNTANT") who, acting as an expert and not an arbitrator, shall resolve the matters in dispute and adjust the Closing Balance Sheet and the Closing Statement to reflect such resolution; PROVIDED, HOWEVER, that the Settlement Accountant may not determine an amount of Net Working Capital for any of the Service Providers in excess of that claimed by IREIC or the Agent, as applicable, or less than that claimed by REIT. The Settlement Accountant shall make such determination within sixty (60) days following the submission of the matter to the Settlement Accountant for resolution, and such determination shall be final and binding upon the parties hereto and all holders of Converted Shares. In the event any dispute is submitted to the Settlement Accountant for resolution as provided herein, the fees, charges and expenses of the Settlement Accountant shall be paid one-half by REIT and one-half by IREIC and the Manager Shareholders.

                                  ARTICLE III.
                     REPRESENTATIONS AND WARRANTIES OF REIT

     The REIT disclosure schedule (the "REIT DISCLOSURE SCHEDULE") to this Agreement shall be arranged in sections and subsections corresponding to the numbered and lettered sections contained in this ARTICLE III. The disclosures in any section or subsection of the REIT Disclosure Schedule shall qualify other sections and subsections in this ARTICLE III only to the extent it is clear from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. Except as set forth in the REIT Disclosure Schedule attached hereto and delivered by REIT or as set forth in the REIT SEC Filings, REIT hereby represents and warrants to the Service Providers, IREIC and the Manager Shareholders, as of the date hereof and as of the Closing Date (or, if made as of a specified date, as of such date), as follows:

     SECTION 3.1    ORGANIZATION AND QUALIFICATION.

     REIT is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Each of Acquisition 1, Acquisition 2, Acquisition 3 and Acquisition 4 is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of REIT and each Acquisition Company has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of REIT and each Acquisition Company is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a REIT Material Adverse Effect. True, accurate and complete copies of each of the Articles of Incorporation or Certificate of Incorporation, as applicable, and bylaws of REIT and each Acquisition Company as in effect on the date hereof, including all amendments thereto, have heretofore been made available to IREIC and the Agent.

     SECTION 3.2    CAPITALIZATION.

          (a) The authorized capital stock of REIT consists of 280,000,000 REIT Shares and 10,000,000 shares of preferred stock, par value $0.01 per share ("REIT PREFERRED STOCK"), of which (i) as of August 31, 2004, 228,933,426.0558 REIT Shares were issued and outstanding, all of which are validly issued, fully paid and non-assessable and free of preemptive rights, and (ii) as of the date hereof, no shares of REIT Preferred Stock were issued and outstanding. All outstanding Equity Interests of each Acquisition Company are owned by REIT and are validly issued, fully paid and non-assessable.

          (b)       Except as contemplated by this Agreement or as set forth in
SCHEDULE 3.2(b), as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating REIT to issue, deliver or sell, or cause to be issued, delivered or sold, additional REIT Shares or obligating REIT to grant, extend or enter into any such agreement or commitment; PROVIDED, however, that the foregoing shall not apply to the existence of any plan providing for grants of options or warrants to broker dealers, nor to any grant of options or warrants thereunder. There are no voting trusts, proxies or other agreements or understandings to which REIT is a party or by which REIT is bound with respect to the voting of any REIT Shares. Except as contemplated by this Agreement or as set forth in SCHEDULE 3.2(b), there are no registration rights held by any individual or entity with respect to any securities of the REIT (whether such securities are currently outstanding or issuable in the future).

     SECTION 3.3    ISSUANCE OF SECURITIES.

     The REIT Shares to be issued in connection with the Mergers, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be issued free and clear of all Liens other than Liens created or permitted to exist by the recipient thereof.

     SECTION 3.4    AUTHORITY; NO CONFLICTS; APPROVALS.

          (a) Each of REIT and each Acquisition Company has full power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party and, subject to obtaining REIT Stockholders' Ratification and the approval of REIT as sole stockholder of each Acquisition Company, to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of REIT and each Acquisition Company of this Agreement and each Ancillary Agreement to which it is a party, and the consummation by REIT and such Acquisition Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action and no other proceedings on the part of REIT or such Acquisition Company are necessary to authorize the execution and delivery of this Agreement and such Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby, except for obtaining REIT Stockholders' Ratification and the approval of REIT as sole stockholder of each Acquisition Company. This Agreement has been, and each Ancillary Agreement to which REIT or any Acquisition Company is a party when executed and delivered will be, duly and validly executed and delivered by REIT and such Acquisition Company or Acquisition Companies, as applicable, and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto or thereto, constitutes or will constitute, as applicable, a legal, valid and binding agreement of REIT and such Acquisition Company or Acquisition Companies, as applicable, enforceable against REIT and such Acquisition Company or Acquisition Companies, as applicable, in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, (ii) general equitable principles, and (iii) to the extent this Agreement or such Ancillary Agreement contains indemnification provisions for violations of federal or state securities laws, as enforceability of such provisions may be limited under federal and state securities laws.

          (b) The execution and delivery by each of REIT and each Acquisition Company of this Agreement and each Ancillary Agreement to which it is a party does not and will not, and the consummation by REIT and such Acquisition Company of the transactions contemplated hereby and thereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the assets of REIT or any Acquisition Company under any of the terms, conditions or provisions of, (i) the Articles of Incorporation or Certificate of Incorporation, as applicable, and bylaws of REIT or any Acquisition Company, (ii) subject to obtaining the REIT Required Statutory Approvals, the REIT Stockholders' Ratification and the approval of REIT as sole stockholder of each Acquisition Company, any Law applicable to REIT, any Acquisition Company or any of their respective properties, or (iii) except for the REIT Required Consents, any material Contract to which REIT or any Acquisition Company is a party or by which REIT, any Acquisition Company or any of their respective assets or properties is bound.

          (c) Except for (i) the filing by REIT of a proxy statement relating to the REIT Stockholders' Meeting (together with any amendments thereof or supplements thereto, the "PROXY STATEMENT") with the Commission pursuant to the Exchange Act, (ii) any required filings by or on behalf of REIT to effect the Mergers, (iii) any required filings by or on behalf of REIT under applicable blue sky Laws (the filings and approvals referred to in clauses (i) through (iii) are collectively referred to as the "REIT REQUIRED STATUTORY APPROVALS"), and (iv) the REIT Stockholders' Ratification and the approval of REIT as sole stockholder of each Acquisition Company, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Governmental Authority or any other Person is required to be made, obtained or given by or on behalf of REIT or any Acquisition Company the absence of which would prevent or materially delay the consummation by REIT or any Acquisition Company of the transactions contemplated hereby and thereby or the performance by REIT or any Acquisition Company of its obligations under this Agreement and the Ancillary Agreements to which it is party, other than such declarations, filings, registrations, notices, authorizations, consents or approvals set forth on
SCHEDULE 3.4(c) hereto (the "REIT REQUIRED CONSENTS").

     SECTION 3.5    PROXY STATEMENT.

     The Proxy Statement will not, as of (a) the time it is first mailed to stockholders of the REIT and (b) the date of the REIT Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will, as of (x) the time it is first mailed to stockholders of the REIT and (y) the date of the REIT Stockholders' Meeting, comply as to form in all material respects with the applicable requirements of the Exchange Act and other applicable Laws. The representations and warranties contained in this SECTION 3.5 will not apply to statements or omissions included in the Proxy Statement based upon information furnished in writing to REIT or any Acquisition Company by the Agent, Inland Group, the Service Providers, IREIC or the Manager Shareholders specifically for use therein.

     SECTION 3.6  DISCLOSURE; FINANCIAL STATEMENTS; ABSENCE OF CERTAIN CHANGES.

          (a) As of the date of filing with the Commission, REIT's Annual Report on Form 10-K for the year ended December 31, 2003 (the "REIT FORM 10-K") and each other report or document filed after December 31, 2003 by REIT with the Commission under the Exchange Act other than the Proxy Statement (the REIT Form 10-K and such other reports or documents, the "REIT SEC FILINGS"), complied in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except in each case to the extent corrected or superseded by another report or document filed by REIT with the Commission.

          (b) The consolidated financial statements (including, in each case, any notes thereto) contained in the REIT SEC Filings have been prepared in accordance with GAAP applied (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act) on a consistent basis, and each fairly presents, in all material respects, the consolidated financial position of REIT and its consolidated Subsidiaries as of the respective dates set forth therein and the results of operations and cash flows for the respective periods indicated therein, subject, in the case of unaudited statements, to normal or recurring year-end adjustments.

          (c) Since December 31, 2003 and through the date hereof, to the Knowledge of REIT, there has not been any change or any event which would, individually or in the aggregate, reasonably be expected to have a REIT Material Adverse Effect.

     SECTION 3.7    BROKERS AND FINDERS.

     Except as set forth on SCHEDULE 3.7, REIT has not employed any broker, finder or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV.
       REPRESENTATIONS AND WARRANTIES OF THE SERVICE PROVIDERS, IREIC AND
                            EACH MANAGER SHAREHOLDER

     The disclosure schedule of the Service Providers, IREIC and each Manager Shareholder (the "SERVICE PROVIDER DISCLOSURE SCHEDULE") to this Agreement shall be arranged in sections and subsections corresponding to the numbered and lettered sections contained in this ARTICLE IV. The disclosures in any section or subsection of the Service Provider Disclosure Schedule shall qualify other sections and subsections in this ARTICLE IV only to the extent it is clear from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. Except as set forth in the Service Provider Disclosure Schedule attached hereto and delivered by the Service Providers, IREIC and each Manager Shareholder, each Service Provider hereby represents and warrants (with respect to itself), IREIC hereby represents and warrants (with respect to itself and as to the Advisor (whether referred to herein as the "Advisor" or as part of the "Service Providers")) and each Manager Shareholder hereby represents and warrants (with respect to itself and as to the Managers (whether referred to herein as a "Manager" or as part of the "Service Providers")) to REIT, as of the date hereof and as of the Closing Date (or, if made as of a specified date, as of such date), as follows:

     SECTION 4.1    ORGANIZATION AND QUALIFICATION.

     Each of IREIC, the Advisor and each Manager is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of IREIC and each Service Provider is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it make such qualification necessary, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, (a) in the case of each Service Provider, reasonably be expected to have a Material Adverse Effect or (b) in the case of IREIC, be material to IREIC's ability to perform its obligations hereunder or otherwise reasonably be expected to prohibit, restrict or delay the performance of this Agreement by IREIC.

     SECTION 4.2    CAPITALIZATION.

          (a) The authorized capital stock of the Advisor consists of 100,000 Advisor Shares, of which 1,000 shares are issued and outstanding. The Advisor Shares constitute all of the issued and outstanding Equity Interests of the Advisor. All of the issued and outstanding Advisor Shares are owned by IREIC and are validly issued, fully paid and non-assessable, free of preemptive rights with respect thereto and have been issued in compliance with all applicable federal and state securities laws. The authorized capital stock of Southern consists of 10,000 Southern Shares, of which 9,923 shares are issued and outstanding. The Southern Shares constitute all of the issued and outstanding Equity Interests of Southern. The Manager Shareholders own in the aggregate the number of Southern Shares set forth on SCHEDULE 4.2(a). All of the issued and outstanding Southern Shares are validly issued, fully paid and non-assessable, free of preemptive rights with respect thereto and have been issued in compliance with all applicable federal and state securities laws. The authorized capital stock of Mid-Atlantic consists of 10,000 Mid-Atlantic Shares, of which 9,470 shares are issued and outstanding. The Mid-Atlantic Shares constitute all of the issued and outstanding Equity Interests of Mid-Atlantic. The Manager Shareholders own in the aggregate the number of Mid-Atlantic Shares set forth on
SCHEDULE 4.2(a). All of the issued and outstanding Mid-Atlantic Shares are validly issued, fully paid and non-assessable, free of preemptive rights with respect thereto and have been issued in compliance with all applicable federal and state securities laws. The authorized capital stock of Southeast consists of 100,000 Southeast Shares, of which 9,005 shares are issued and outstanding. The Southeast Shares constitute all of the issued and outstanding Equity Interests of Southeast. The Manager Shareholders own in the aggregate the number of Southeast Shares set forth on SCHEDULE 4.2(a). All of the issued and outstanding Southeast Shares are validly issued, fully paid and non-assessable, free of preemptive rights with respect thereto and have been issued in compliance with all applicable federal and state securities laws. IREIC has good and marketable title to, and is the record and beneficial owner of all Advisor Shares, free and clear of any Liens. The Manager Shareholders have good and marketable title to, and are the record and beneficial owners of, such Southern Shares, Mid-Atlantic Shares and Southeast Shares listed on SCHEDULE 4.2(a), free and clear of any Liens.

          (b)       Except as provided in this Agreement or as set forth on
SCHEDULE 4.2(b), no Person has any agreement or option or any right or privilege capable of becoming an agreement or option for the acquisition of (i) Advisor Shares from IREIC or (ii) Southern Shares, Mid-Atlantic Shares or Southeast Shares from any Manager Shareholder.

Except as set forth on SCHEDULE 4.2(b), there are no outstanding subscriptions, options, warrants, calls, rights or convertible or exchangeable securities or any other agreements or other instruments giving any Person the right to acquire any shares of capital stock, or other Equity Interests in, any Service Provider or giving any Person any right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option to acquire such shares. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights for which any Service Provider has any liability. There are no voting trusts, proxies or other agreements or understandings to which IREIC or any Manager Shareholder is party with respect to the voting of any Equity Interests of any Service Provider. No Service Provider owns, directly or indirectly, any capital stock or other Equity Interest in any corporation, partnership, business association, joint venture or other entity. No Service Provider has any Subsidiaries. There are no issued or outstanding bonds, indentures, notes or other indebtedness having the right to vote (or convertible into securities that have the right to vote) on any matters on which stockholders of any Service Provider may vote.

     SECTION 4.3    AUTHORITY; NO CONFLICTS; APPROVALS.

          (a) Each of IREIC, each Manager Shareholder and each Service Provider has requisite corporate power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party, and, subject to obtaining the Manager Stockholders' Approval and the approval of IREIC as the sole stockholder of the Advisor, to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of IREIC and each Service Provider of this Agreement and each Ancillary Agreement to which it is a party, and the consummation by IREIC and such Service Provider of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action, subject to obtaining the Manager Stockholders' Approval and the approval of IREIC as the sole stockholder of the Advisor, and no other proceedings on the part of IREIC or such Service Provider are necessary to authorize the execution and delivery of this Agreement and such Ancillary Agreements or to consummate the transactions contemplated hereby or thereby. This Agreement has been, and each Ancillary Agreement to which IREIC, any Manager Shareholder or any Service Provider is a party when executed and delivered will be, duly and validly executed and delivered by IREIC, such Manager Shareholder(s) and such Service Provider(s), as applicable, and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto or thereto, constitutes or will constitute, as applicable, a valid and binding agreement of IREIC, such Manager Shareholder(s) and such Service Provider(s), as applicable, enforceable against IREIC, such Manager Shareholder(s) and such Service Provider(s) in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, (ii) general equitable principles, and (iii) to the extent this Agreement or such Ancillary Agreement contains indemnification provisions for violations of federal or state securities laws, as enforceability of such provisions may be limited under federal and state securities laws.

          (b) The execution and delivery by each of IREIC, each Manager Shareholder and each Service Provider does not and will not, and the consummation by IREIC, such Manager Shareholder and such Service Provider of this Agreement and each Ancillary Agreement to which it is a party of the transactions contemplated hereby and thereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the assets of any Service Providers under any of the terms, conditions or provisions of, (i) the Articles of Incorporation or Certificate of Incorporation, as applicable, and Bylaws of IREIC and each Service Provider, (ii) subject to obtaining the Manager Stockholders' Approval, the Service Provider Required Statutory Approvals and the approval of IREIC as the sole stockholder of the Advisor, any Law applicable to IREIC, any Manager Shareholder or any Service Provider or any of their respective assets or properties, or (iii) except for the Service Provider Required Consents, any Scheduled Contract to which IREIC, any Manager Shareholder or any Service Provider is a party or by which IREIC, any Manager Shareholder or any Service Provider or their respective assets or properties may be bound.

          (c) Except for (i) any required filings by or on behalf of the Service Providers to effect the Mergers (the "SERVICE PROVIDER REQUIRED STATUTORY APPROVALS"; and, together with the REIT Required Statutory Approvals, the "REQUIRED STATUTORY APPROVALS"), (ii) the Manager Stockholders' Approval and the approval of IREIC as the sole stockholder of the Advisor and (iii) the notices, authorizations, consents or approvals set forth on SCHEDULE 4.3(c) hereto (the "SERVICE PROVIDER REQUIRED CONSENTS"; and, together with the REIT Required Consents, the "REQUIRED CONSENTS"), no material declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Governmental Authority or any other Person is necessary for the execution and delivery by each of IREIC, each Manager Shareholder and each Service Provider of this Agreement and the Ancillary Agreements to which it is party or the consummation by IREIC, such Manager Shareholder and such Service Provider of the transactions contemplated hereby and thereby.

     SECTION 4.4    FINANCIAL STATEMENTS; INTERNAL CONTROLS.

          (a) Attached as SCHEDULE 4.4 are (i) audited balance sheets for each Manager at December 31, 2001, 2002 and 2003 (provided such entities were in existence as of such date) and audited statements of income, changes in owners' equity and cash flow for the fiscal years ended December 31, 2001, 2002 and 2003 (or such shorter periods as such entities have been in existence) (such financial statements, including the footnotes contained therein, the "MANAGER AUDITED FINANCIAL STATEMENTS"), (ii) unaudited balance sheets for each Manager at June 30, 2004 and unaudited statements of income for the six months ending on June 30, 2004 (the "MANAGER UNAUDITED FINANCIAL STATEMENTS"), (iii) an audited balance sheet for the Advisor at December 31, 2003 and audited statements of income, changes in owners' equity and cash flow for the fiscal year ended December 31, 2003 (such financial statements, including the footnotes contained therein, the "ADVISOR AUDITED FINANCIAL STATEMENTS"; and, together with the Manager Audited Financial Statements, the "AUDITED FINANCIAL STATEMENTS"), and
(iv) an unaudited balance sheet for the Advisor at June 30, 2004 and unaudited statements of income and changes in owners' equity for the six months ended June 30, 2004 (the "ADVISOR UNAUDITED FINANCIAL STATEMENTS"; and together with the Manager Unaudited Financial Statements, the "UNAUDITED FINANCIAL STATEMENTS"). The Audited Financial Statements and Unaudited Financial Statements are collectively referred to herein as the "SERVICE PROVIDER FINANCIAL STATEMENTS." The Service Provider Financial Statements and the Supplemental Financial Statements (including, in each case, any notes thereto if required by GAAP) have been prepared or (when delivered) will be prepared in accordance with GAAP and fairly present, in all material respects, the financial condition of such Service Provider as of the respective dates and the results of operations and cash flows of such Service Provider for the respective periods then ended, as applicable, subject, in the case of unaudited statements, to normal or recurring year-end adjustments.

          (b) Based on its most recent evaluation (i) no Service Provider has any significant deficiencies in the design or operation of its internal controls which could have a material adverse effect on REIT's ability to record, process, summarize and report financial data with respect to such Service Provider and (ii) no Service Provider has identified any fraud, whether or not material, that involves management or other employees of such Service Provider who have a significant role in such Service Provider's internal controls. There have been no significant changes in the internal controls of any Service Provider or in other factors with respect to any Service Provider's operations that could significantly affect internal controls with respect to such Service Provider subsequent to the date of its most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     SECTION 4.5    ABSENCE OF CERTAIN CHANGES OR EVENTS.

     Since June 30, 2004 (in the case of the Advisor) and December 31, 2003 (in the case of the Managers), there has not been any change or any event which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. In addition to the foregoing, since June 30, 2004 (in the case of the Advisor) and December 31, 2003 (in the case of the Managers), except as set forth on SCHEDULE 4.5 hereto or as otherwise permitted by this Agreement, each Service Provider has conducted in all material respects its business in the ordinary course consistent with past practice and no Service Provider has (a) permitted or suffered any Lien on any portion of its properties except for Permitted Liens, (b) experienced damage, destruction or casualty loss to any part of its properties or assets in amounts exceeding $25,000 in each instance or $50,000 in the aggregate or (c) taken any action that, if taken without the consent of REIT during the period from the date of this Agreement through the Effective Time, would constitute a breach of SECTION 5.1 of this Agreement.

     SECTION 4.6    TAXES.

          (a) Each Service Provider has timely filed (taking into account any extensions) or will timely file with the appropriate taxing or other Governmental Authority all material Tax Returns required to be filed through the Closing Date. Inland Group has timely filed (taking into account any extensions) or will timely file with the appropriate taxing or other Governmental Authority all material Inland Group Combined Returns required to be filed through the Closing Date. Such Tax Returns and Inland Group Combined Returns, as applicable, and information filed are complete, correct and accurate in all material respects. Except as set forth on SCHEDULE 4.6(a), no Service Provider has requested any extension of time within which to file any such Tax Returns. Each Service Provider has delivered or made available to REIT complete and accurate copies of all of such Service Provider's federal, state and local Tax Returns for all open Tax Periods; PROVIDED, HOWEVER, that Inland Group has not delivered and will not deliver to REIT, the Inland Group Combined Returns, but has provided or made available all Tax information that is relevant to the REIT in preparing the Service Providers' Tax Returns (including, for example, tax basis schedules).

          (b) All Taxes for which each Service Provider is or may be liable, in respect of Tax Periods or portions thereof ending on or before the Closing Date, shall have been paid, or an adequate reserve for Tax liability (in conformity with GAAP) has been established therefor on the face of the applicable most recent balance sheet included as part of the Service Provider Financial Statements. All Taxes that each Service Provider has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be duly paid to the proper taxing or other Governmental Authority.

          (c) Except as set forth in SCHEDULE 4.6(c), no material deficiencies for Taxes of any Service Provider have been claimed, proposed or assessed by any taxing or other Governmental Authority. There are no pending or threatened audits, suits, proceedings, Actions, investigations or claims for or relating to any liability in respect of Taxes of any Service Provider, and there are no matters under discussion with any taxing or other Governmental Authority with respect to Taxes of any Service Provider. Audits of federal, state, local and foreign Tax Returns and the Inland Group Combined Returns by the relevant taxing or other Governmental Authorities have been completed for the Tax Periods set forth in SCHEDULE 4.6(c). As of the date hereof, no Service Provider has been notified that any taxing or other Governmental Authority intends to audit its Tax Returns or the Inland Group Combined Returns, as the case may be, for any other Tax Periods. No extension of a statute of limitations relating to Taxes is in effect with respect to any Service Provider. No written claim has ever been made by an authority in a jurisdiction where any Service Provider does not file Tax Returns that the applicable entity is or may be subject to taxation in that jurisdiction.

          (d) All material elections with respect to Taxes affecting any Service Provider as of the date hereof are set forth in SCHEDULE 4.6(d). None of the Service Providers has made an election, or is required, to treat any of its assets as owned by another person or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code or under any comparable provision of state or local Tax law.

          (e) There are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of any Service Provider. None of the Surviving Corporations shall be required to include in a Tax Period ending after the Closing Date taxable income attributable to income that accrued in a prior Tax Period but was not recognized in any prior Tax Period as a result of the installment method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or comparable provisions of state, local or foreign Tax law. No Service Provider is or has been a party to any joint venture, partnership or other arrangement or Contract that could be treated as a partnership for federal, state, local or foreign Tax purposes.

          (f) Other than the Advisor's liability under Treasury Regulation 1.1502-6 with respect to an Inland Group Combined Return, no Manager, or any predecessor or corporate Affiliate of the Managers, has ever been liable (whether by contract, as transferee or successor, by law or otherwise) for the Taxes of any other person or entity, including under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law. The Advisor has not been, nor has any predecessor of the Advisor been, during any year for which the applicable statue of limitations with respect to the payment of federal income Taxes has not yet expired, a member of an affiliate group of corporations within the meaning of Section 1504 of the Code other than an affiliated group the common parent of which is or was Inland Group (the "INLAND AFFILIATED GROUP"), or had any liability (whether by contract, as transferee or successor, by law or otherwise) for Taxes of any other person or entity, including under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign law.

          (g)       The Managers are valid "S" corporations as defined under
Section 1361 of the Code and have been valid "S" corporations since their dates of incorporation.

          (h) As of the Closing Date, none of the Service Providers will have earnings and profits (as determined under Section 316 of the Code).

          (i) Except as set forth on SCHEDULE 4.6(i), the Service Providers do not hold any asset the disposition of which would be subject to
Section 1374 of the Code.

          (j) The Service Providers do not own any debt or equity securities of any other issuer.

          (k) The Service Providers do not hold any assets other than assets described in Section 856(c)(4)(A) of the Code, and, from and after the Closing Date, based on the assets each owns and their respective operating histories, are not expected to earn any gross income other than of a type described in Section 856(c)(2) of the Code.

     SECTION 4.7    NO UNDISCLOSED LIABILITIES.

     Except as set forth on SCHEDULE 4.7 or otherwise specifically referenced on
SCHEDULE 4.20(a), none of the Service Providers had, at December 31, 2003 (in the case of the Managers) and at June 30, 2004 (in the case of the Advisor), and none of the Service Providers have incurred since such applicable date, any liabilities, commitments or obligations of any kind, character or nature whatsoever (whether absolute, accrued, contingent or otherwise) except for (a) liabilities accrued or reserved against or disclosed in the Service Provider Financial Statements or reflected in the notes thereto, (b) any outstanding liabilities that were incurred in the ordinary course of business and that, in the aggregate, do not exceed $200,000 with respect to each Service Provider, or
(c) liabilities with respect to alleged violations of Environmental Law to the extent such liabilities are also liabilities of REIT and are not caused, directly or indirectly, by any Service Provider.

     SECTION 4.8    LITIGATION.

          (a) There are no Actions pending or, to the Knowledge of the Service Providers, threatened against any of such parties, or any of their respective properties or assets which, if adversely determined, would reasonably be expected to adversely affect (i) such party's ability to consummate the transactions contemplated by this Agreement, perform its obligations under this Agreement or satisfy the conditions precedent applicable to it and contained in this Agreement or (ii) the ownership of its Equity Interests in any Service Provider.

          (b) Except as set forth on SCHEDULE 4.8(b) and as otherwise covered by SECTION 4.11(h), there are (i) no Actions pending or, to the Knowledge of the Service Providers, threatened or (ii) to the Knowledge of the Service Providers, pending or threatened investigations, in each case against any Service Provider or any of its properties or assets (tangible or intangible) that, if determined in a manner adverse to such Service Provider, would, individually or in the aggregate, reasonably be expected to result in greater than $100,000 in liability to such Service Provider. No Service Provider is subject to any Judgment, settlement order, agreement or other arrangement which would, individually or in the aggregate, reasonably be expected to result in greater than $100,000 in liability to such Service Provider or otherwise reasonably be expected to prohibit, restrict or delay the consummation of the transactions contemplated by this Agreement.

     SECTION 4.9    COMPLIANCE WITH LAWS AND PERMITS.

          (a) Each of IREIC and each Manager Shareholder is in compliance with all Laws and Permits applicable to it, except for violations which would not reasonably be expected to adversely affect (i) in any material respect such party's ability to consummate the transactions contemplated by this Agreement, perform its obligations under this Agreement or satisfy the conditions precedent applicable to it and contained in this Agreement or (ii) the ownership of its Equity Interests in any Service Provider.

          (b) Except as otherwise covered by SECTION 4.11(g) and SECTION 4.12(c), no Service Provider is in violation of or has been given notice of or been charged with any violation of any Law or Permit, except for violations which would not, individually or in the aggregate, reasonably be expected to result in liability to such Service Provider in excess of $200,000 in the aggregate. Each Service Provider possesses all necessary Permits and all the Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Permits will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement or any Ancillary Agreement. No investigation or review by any Governmental Authority is pending or, to the Knowledge of the Service Providers, threatened, which could result in the revocation or material impairment of any material Permit.

     SECTION 4.10   INSURANCE.

     Summaries of all material insurance policies maintained by each Service Provider have been made available to REIT. SCHEDULE 4.10 sets forth a list of all such policies. Each policy set forth on SCHEDULE 4.10 is in full force and effect, and the Service Providers (or the party or parties obtaining insurance on their behalf) are not delinquent in the payment of any premiums thereon, and no written notice of cancellation or termination has been received with respect to any such policy. No Service Provider has received written notice within the last 18 months from any insurance company, agent, broker or board of underwriters of any conditions, defects or inadequacies that would materially adversely effect the insurability of, or cause any material increase in the premiums for the policies set forth on SCHEDULE 4.10 that have not been cured or repaired to the satisfaction of the party issuing the notice.

     SECTION 4.11   EMPLOYMENT MATTERS - BENEFIT PLANS.

          (a) SCHEDULE 4.11(a) lists each employee benefit plan (as defined in Section 3(3) of ERISA) and all material plans, programs, policies or arrangements, including, but not limited to, pension, bonus, deferred compensation, incentive compensation, unit purchase, supplemental retirement, severance or termination pay, thrift, savings, option, salary continuation, vacation, supplemental unemployment benefit, profit-sharing, or retirement plan, maintained, or contributed to (or required to be contributed to), by or for the benefit of employees of the Service Providers, whether or not such plan is funded, formal or informal, or legally binding or not (collectively, the "EMPLOYEE BENEFIT PLANS"). Each Service Provider has made available to REIT (i) true and complete copies of all Employee Benefit Plans (or in the case of unwritten Employee Benefit Plans, descriptions thereof), including, without limitation, with respect to each Employee Benefit Plan, all amendments to the Employee Benefit Plans, and any trust or other funding arrangement, (ii) Form 5500s for each Employee Benefit Plan for the two most recent plan years, (iii) the most recently completed actuarial valuation for each Employee Benefit Plan for which an actuarial report is required by ERISA or for financial reporting purposes, and (iv) the most recent summary plan description for each Employee Benefit Plan for which a summary plan description is required by ERISA.

          (b) None of the Employee Benefit Plans which is a "pension plan" within the meaning of Section 3(2) of ERISA (a "PENSION PLAN") is a "multiemployer plan" as defined in Section 3(37) of ERISA, or is subject to the requirements of Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code. Each Pension Plan that is intended to be "qualified" within the meaning of
Section 401(a) of the Code has either received a determination letter from the IRS that it is so qualified or is relying on a favorable opinion letter or advisory letter issued to the master and prototype sponsor or volume submitter practitioner, and, to the Knowledge of the Service Providers, no fact or event has occurred since the date of any such determination letter that could reasonably be expected to adversely affect the qualified status of any such Pension Plan.

          (c) None of the Service Providers or any ERISA Affiliate has incurred any liability for any penalty or tax under Sections 4971, 4972, 4975, 4976, 4979, or 4980 of the Code or Section 502 of ERISA.

          (d) Each of the Employee Benefit Plans that is a "group health plan" (as defined in Code Section 5000(b)) has at all times been in material compliance with the provisions of Section 4980B of the Code and Parts 6 and 7 of Title I of ERISA and any similar applicable state laws. No Employee Benefit Plan that is a "welfare plan" (as defined in Section 3(1) of ERISA) (the "WELFARE PLANS") provides or promises post-retirement health or life benefits to current employees or retirees of the Service Providers, except to the extent required under any applicable state law or under Section 601 of ERISA. Each Welfare Plan contains a procedure for amendment and termination of such plan.

          (e) Full payment of all amounts has been made to each Employee Benefit Plan which are required to be made as contributions thereto, under applicable Law or under any Employee Benefit Plan or any agreement relating to an Employee Benefit Plan as of the last day of the most recent fiscal year of such Employee Benefit Plan ended prior to the date hereof.

Each Service Provider has made adequate provision for reserves to meet contributions that have not been made because they are not yet due under the terms of any Employee Benefit Plan or related agreements. Benefits under all Employee Benefit Plans are as represented and have not been increased subsequent to the date as of which documents have been provided to REIT.

          (f) Except as set forth in SCHEDULE 4.11(f), the execution and delivery of, and performance of the transactions contemplated by, this Agreement and the Ancillary Agreements will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Employee Benefit Plan or individual Contract or agreement that will or may result in any payment (whether of severance pay or otherwise), acceleration, vesting or increase in benefits with respect to any employee of any Service Provider.

          (g) Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and all applicable Law, including ERISA and the Code. The terms of each Employee Benefit Plan are in material compliance with the requirements of ERISA, the Code and all other applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no event has occurred and, to the Knowledge of the Service Providers, there exists no condition or set of circumstances in connection with which any Service Provider could be subject to any material liability (other than for benefit liabilities contemplated by each Employee Benefit Plan) under the terms of, or with respect to, such Employee Benefit Plans, ERISA, the Code or any other applicable Law.

          (h) No suit, administrative proceeding, Action or other litigation has been brought, or to the Knowledge of the Service Providers is threatened, against or with respect to any such Employee Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims).

          (i) None of the assets of any Service Provider is, or may reasonably be expected to become, the subject of any Lien arising under ERISA or
Section 412(n) of the Code and no Service Provider has any liability, contingent or otherwise with respect to any employee benefit plan (as defined in Section 3(3) of ERISA) maintained by an ERISA Affiliate.

     SECTION 4.12   EMPLOYEE ARRANGEMENTS; LABOR MATTERS.

          (a) Except as set forth on SCHEDULE 4.12(a), none of the Service Providers is a party to or bound by any written employment or consulting Contract or agreement, any collective bargaining agreement or other labor agreement (collectively, "EMPLOYEE ARRANGEMENTS").

          (b) Except as listed or described on SCHEDULE 4.12(b), with respect to each Service Provider there are no (i) unfair labor practice charges or complaints pending or, to the Knowledge of the Service Providers, threatened against it before any Governmental Authority or arbitrators, (ii) grievances pending or, to the Knowledge the Service Providers, threatened against it, (iii) labor strike, slowdown, work stoppage or lockout actually pending or, to the Knowledge of the Service Providers, threatened against it or (iv) charges pending against it before agencies of any state or locality responsible for the prevention of unlawful employment practices. To the Knowledge of the Service Providers, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of any Service Provider.

          (c) Except as listed or described on SCHEDULE 4.12(c), each Service Provider is and has been in material compliance with all applicable Laws regarding employment and employment practices, including without limitation those Laws relating to terms and conditions of employment, wages and hours, plant closing, occupational safety, health and workers compensation.

     SECTION 4.13   INTELLECTUAL PROPERTY.

          (a) SCHEDULE 4.13(a) sets forth a true and complete list of the Intellectual Property owned or licensed by each Service Provider. Each Service Provider's use of any Intellectual Property in its business as now conducted does not infringe, misappropriate, dilute or violate any valid and asserted Intellectual Property rights of any other Person. To the Knowledge of the Service Providers, the Intellectual Property owned or licensed by the Service Providers, or available for use by or provided to such Service Providers as of the Closing, is sufficient for the conduct of the business of the Service Providers as currently conducted.

          (b) Except as set forth on SCHEDULE 4.13(b), each License is in full force and effect and is a legal, valid, binding and enforceable obligation or right of the parties thereto. No Service Provider, or, to the Knowledge of the Service Providers, any other party to such License, is in breach of or in default under, and, to the Knowledge of the Service Providers, no event has occurred which with notice or lapse of time, or both, would become a breach of or a default under such License or permit the termination or modification of any terms under any License. There is no outstanding or, to the Knowledge of the Service Providers, threatened dispute or disagreement with respect to any License and no License is subject to any Action to revoke same. Except as set forth on SCHEDULE 4.13(b), the execution, delivery and performance by IREIC, each Service Provider and each Manager Shareholder, of this Agreement and each Ancillary Agreement to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not result in the loss or impairment of, or give rise to any right of any third Person to terminate any rights of any Service Provider to own any of its Intellectual Property or any rights of any Service Provider under any Licenses to which it is a party or enjoys rights thereunder, nor require the consent of any Governmental Authority or third Person in respect of any such Intellectual Property. Correct and complete executed copies of all Licenses have been made available to REIT.

          (c) Except as set forth on SCHEDULE 4.13(c), to the Knowledge of the Service Providers, no third party has infringed, misappropriated or violated any rights of any Service Provider in or to any Intellectual Property owned by such Service Provider. None of the Service Providers has brought or threatened a claim against any third Person, the Inland Group or any Affiliate thereof (A) alleging infringement, misappropriation, dilution or any other violation of such Service Provider's Intellectual Property or the Intellectual Property that is the subject of a License, or (B) challenging any third Person's, Inland Group's or any Affiliate's ownership or use of, or the validity, enforceability or registerability of, any Intellectual Property and, to the Knowledge of the Service Providers, there is no reasonable basis for a claim regarding any of the foregoing.

     SECTION 4.14   BROKERS AND FINDERS.

     Except as set forth on SCHEDULE 4.14, none of IREIC, any Service Provider or any Manager Shareholder has employed any broker, finder or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

     SECTION 4.15   INVESTMENT COMPANY ACT.

     No Service Provider is an "investment company" within the meaning of the Investment Company Act of 1940, as amended nor an "investment adviser" within the meaning of the Investment Advisers of 1940, as amended.

     SECTION 4.16   RELATED PARTY TRANSACTIONS.

     Except as set forth in SCHEDULE 4.16:

          (a) Except for ordinary course trade payables, there is no outstanding indebtedness between any Service Provider, on the one hand, and Inland Group, IREIC, any Manager Shareholder or any officer, director, employee or Affiliate of Inland Group, IREIC or any Manager Shareholder, on the other;

          (b) Except in the case of ownership of less than 5% of a company listed or traded on a national securities exchange or quoted on an interdealer quotation system, none of Inland Group, IREIC, or any Manager Shareholder, nor any officer, director or Affiliate of Inland Group, IREIC or any Manager Shareholder provides, directly or indirectly, or owns, in whole or in part, any Person that provides, directly or indirectly, to any Service Provider, any assets, services or facilities used by any Service Provider in the conduct of its business (other than from another Service Provider) except for services of a type and nature provided in the Ancillary Agreements;

          (c) No Service Provider provides or causes to be provided any assets, services or facilities to Inland Group, IREIC, any Manager Shareholder or any officer, director, employee or Affiliate of Inland Group, IREIC or any Manager Shareholder (other than to another Service Provider or REIT);

          (d) No Service Provider beneficially owns, directly or indirectly, any investment in or issued by Inland Group, IREIC or any Affiliate of Inland Group or IREIC (other than in another Service Provider); and

          (e) Other than for services of the type and nature provided in the Ancillary Agreements, and except for dividends paid to the Manager Shareholders, no Service Provider made any payment to Inland Group, IREIC, any Manager Shareholder or any officer, director, employee or Affiliate of Inland Group, IREIC or any Manager Shareholder other than REIT since December 31, 2003 (in the case of the Managers) or June 30, 2004 (in the case of the Advisor) (other than compensation to employees of the Service Providers.

     SECTION 4.17   INVESTMENT IN SECURITIES.

          (a) Not more than thirty-five (35) persons who hold Converted Shares are not "accredited investors" within the meaning of Rule 501 under the Securities Act, as presently in effect.

          (b) Each holder of Converted Shares understands that (i) no federal or state agency has passed upon the REIT Shares to be issued in connection with the Mergers or made any finding or determination as to the fairness of the investment therein by holders of Converted Shares or the terms of the offer and the sale thereof pursuant to this Agreement and (ii) each holder of Converted Shares must bear the economic risk of its investment in the REIT Shares to be issued in connection with the Mergers for an indefinite period of time because such shares will not be registered under the Securities Act or any state securities laws, and, therefore, cannot be sold or transferred unless either they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registrations is available.

          (c) The REIT Shares to be issued in connection with the Mergers are being acquired by each holder of Converted Shares for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(a)(11) of the Securities Act) thereof in violation of applicable securities laws, or with any present intention of selling or distributing any such shares in violation of applicable securities laws.

          (d) Each holder of Converted Shares has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the REIT Shares to be issued in connection with the Mergers.

          (e) Each holder of Converted Shares (either directly or through the Agent) has been given the opportunity to examine all documents provided by, conduct due diligence and ask questions of, and to receive answers from, REIT and its representatives concerning the risks related to an investment in the REIT Shares.

          (f) Each holder of Converted Shares has been informed that the REIT Shares have not been registered under the Securities Act, or any applicable state securities laws, and, except as provided in SECTION 6.12, no holder of Converted Shares may sell, transfer or otherwise dispose of such REIT Shares for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each holder of Converted Shares further acknowledges that it is entitled to only those registration rights set forth in the Registration Rights Agreement.

     SECTION 4.18   TITLE TO ASSETS; REAL PROPERTY AND RELATED MATTERS.

          (a) Set forth on SCHEDULE 4.18(a) is a complete list of the material tangible assets currently owned, leased or licensed by each Service Provider. The Service Providers have good, valid and marketable title to, or a valid and enforceable license or leasehold interest in, (a) all of their properties and assets (tangible and intangible) reflected in the Service Provider Financial Statements and (when delivered) the Supplemental Financial Statements, except as indicated in the notes thereto and except for properties and assets disposed of in the ordinary course of business, and (b) all of the properties and assets purchased by a Service Provider since the date of such financial statements, except for properties and assets disposed of in the ordinary course of business, in each case subject to no Lien, other than Permitted Liens.

          (b) SCHEDULE 4.18(b) lists each Contract, lease or agreement to which any Service Provider is a party under which it is a lessee of any material personal property (the "PERSONAL PROPERTY LEASES").

          (c) SCHEDULE 4.18(c) lists all real property leases to which any Service Provider is a party (the "LEASED REAL PROPERTY"). No Service Provider owns any real property. The Leased Real Property, together with any and all easements appurtenant to such real property granted to any Service Provider thereunder, if any, include all of the real property used or held for use in connection with the business of such Service Provider as now conducted. Each Service Provider holds the leasehold interests in the Leased Real Property listed as held by it free and clear of all Liens other than Permitted Liens.

          (d)       With respect to the Leased Real Property:

               (i) Except for those rights of use or occupancy specifically identified on SCHEDULE 4.18(d), there are no Contracts granting to any party or parties the right of use or occupancy of any portion of the Leased Real Property.

               (ii) No Service Provider has any outstanding options or rights of first refusal to purchase any Leased Real Property or any portion thereof or interest therein.

               (iii) To the Knowledge of the Service Providers, there are no pending or contemplated proceedings to modify or amend any building code or zoning or land use Laws or regulations which would reasonably be expected to have a material and adverse effect with respect to the present use of the Leased Real Property by any Service Provider.

               (iv) To the Knowledge of the Service Providers, there are no pending audits or disputes with respect to the Leased Real Property related to common area management, Taxes or any other fees or charges.

               (v) The improvements to, or which constitute a portion of, the Leased Real Property are in good condition and repair in all material respects, ordinary wear and tear excepted. To the Knowledge of the Service Providers, all building systems located on or which constitute a portion of the Leased Real Property are in good operating condition in all material respects.

     SECTION 4.19   CORPORATE DOCUMENTS.

     Each of IREIC and the Manager Shareholders has furnished (or has caused to be furnished by each Service Provider) or made available to REIT for its examination: (i) copies of each Service Provider's certificate or articles of incorporation and bylaws (as applicable) or other organizational documents; (ii) minute books containing all records of the proceedings, consents, actions, and meetings of the stockholders, the board of directors and any committees thereof for each Service Provider; and (iii) the transfer or other record books of each Service Provider setting forth all transfers of any Equity Interest in such Service Provider. The books and records of the Service Providers are complete and accurate in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

     SECTION 4.20   CONTRACTS.

          (a) SCHEDULE 4.20(a) contains, as of the date of this Agreement, a true and correct list of all written Contracts of the following types to which any Service Provider is a party or by which any of the assets of any Service Provider are bound or affected (collectively, the "SCHEDULED CONTRACTS"):

               (i) any Contract to which both REIT and any Service Provider is a party including, but not limited to, the Advisory Agreement and the Management Agreements and any other Contracts, agreements or arrangements between REIT and any Service Provider (the "REIT/SERVICE PROVIDER AGREEMENTS"); PROVIDED, that the Service Providers shall not be required to list in the Service Provider Disclosure Schedule the separate management agreements with respect to particular properties owned by REIT or its Affiliates, even though such separate management agreements shall constitute Scheduled Contracts and REIT/Service Provider Agreements;

               (ii) any note, mortgage, indenture or other obligation or agreement or other instrument for or relating to indebtedness for borrowed money, or any capitalized lease obligations, or any guarantee of third-party obligations, of more than $100,000 individually, or under which a Lien has been imposed on any Service Provider's assets, tangible or intangible, other than Permitted Liens;

               (iii) joint venture or partnership agreements, any agreements or arrangements including a sharing of profit or loss, or any agreements or arrangements that are treated as partnerships for Tax purposes;

               (iv) Contracts by their terms expressly prohibiting, restricting or otherwise limiting the ability of any Service Provider to compete with any Person, engage in any business or operate in any geographical area;

               (v) other than this Agreement, stock purchase agreements, asset purchase agreements and other acquisition or divestiture agreements relating to the acquisition, lease or disposition by any Service Provider of material assets and properties or any Equity Interest of such Service Provider;

               (vi) any Contract entered into other than in the ordinary course of business involving aggregate payments reasonably expected to be in excess of $100,000 to be made by or to any Service Provider after the date of this Agreement;

               (vii)     any Employment Agreement;

               (viii) any Contract that involves making capital expenditures in excess of $25,000;

               (ix) leases with respect to Leased Real Property or Personal Property Leases;

               (x) Licenses, Software license or telecommunication services agreements (excluding shrinkwrap, clickwrap and commercially available off-the-shelf Software licenses having a value or purchase price of less than $25,000; PROVIDED, that this clause shall cover any licenses acquired or used by any Service Provider pursuant to a volume purchase agreement, enterprise license agreement, or similar arrangement by which such Service Provider is permitted to acquire rights to use multiple licenses having aggregate value or purchase price in excess of $25,000; and

               (xi) Contracts between any Service Provider, on the one hand, and any of IREIC, any Manager Shareholder or any Affiliate thereof, on the other hand;

          (b) Each Service Provider has furnished or made available to REIT or its representatives true and complete copies of the Scheduled Contracts (or, where applicable, representative forms thereof), as in effect on the date of this Agreement. To the Knowledge of the Service Provider, there are no oral Contracts to which any Service Provider is a party or by which any of the assets of any Service Provider are bound or affected that would be a "Scheduled Contract" if in written form.

          (c) Except as set forth on SCHEDULE 4.20(c), each Scheduled Contract and all Contracts entered into by any Service Provider since the date hereof which, but for the date on which such Contract was entered into, would otherwise be a Scheduled Contract (the "NEW MATERIAL CONTRACTS") is in full force and effect and is a legal, valid, binding and enforceable obligation of the Service Provider that is a party thereto and, to the Knowledge of the Service Providers, each other party thereto, subject in each case to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No Service Provider or, to the Knowledge of the Service Providers, any other party to such Scheduled Contract or New Material Contract, is in breach of or in default under, and, to the Knowledge of the Services Providers, no event has occurred which with notice or lapse of time, or both, would become a breach of or a default under, such Scheduled Contract or New Material Contract or permit the termination, modification or acceleration of any obligations under any Scheduled Contract or New Material Contract. No party has repudiated any terms of any Scheduled Contract or New Material Contract, and there are no negotiations of, rights to renegotiate or, to the Knowledge of the Service Providers, attempts to renegotiate any amounts paid or payable by or to any Service Provider under any Scheduled Contract or New Material Contract, and no party has made any demand for such renegotiation. Except as set forth on SCHEDULE 4.20(c), no Scheduled Contract contains any provision providing that the other party may terminate such Scheduled Contract as a result of the consummation of the transactions contemplated by this Agreement.

     SECTION 4.21   PROJECTIONS.

     The projections prepared by the Service Providers and furnished to REIT and attached hereto as SCHEDULE 4.21 have been prepared in good faith and with all reasonably available information regarding the current operations of REIT and the Service Providers and the operations of REIT and the Service Providers as proposed to be conducted. However, no representation or warranty is made by any Service Provider that the results set forth in such projections or the assumptions underlying such projections will in fact be realized.

                                   ARTICLE V.
                 CONDUCT OF BUSINESS PENDING THE EFFECTIVE TIME

     SECTION 5.1    CONDUCT OF BUSINESS OF EACH SERVICE PROVIDER.

     After the date hereof and prior to the Closing or earlier termination of this Agreement, except as REIT (with the prior authorization of the REIT Special Committee) shall otherwise agree in writing or as otherwise specifically contemplated by this Agreement, each Service Provider will, and IREIC shall cause the Advisor and the Manager Shareholders shall cause each Manager to:

          (a) conduct the businesses conducted by it in the ordinary and usual course of business and, as to the Advisor, consistent with the requirements of the Advisory Agreement, and as to each Manager, consistent with the requirements of the applicable Management Agreement;

          (b) except as set forth on SCHEDULE 5.1(b), not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of the capital stock or other Equity Interests of a Service Provider of any class or any debt or equity securities convertible into or exchangeable for such stock, or amend or modify the terms or conditions of any of the foregoing;

          (c) not (i) incur or become contingently liable for any indebtedness for borrowed money, (ii) take any action which would adversely affect REIT's status as a "real estate investment trust" under the Code, (iii) sell or otherwise dispose of any of its assets except in the ordinary and usual course of business and consistent with past practice or (iv) enter into any Contract or violate any existing Contract with respect to any of the foregoing;

          (d) use commercially reasonable efforts to preserve intact its business, organization and goodwill, keep available the services of the persons set forth on SCHEDULE 5.1(d) and preserve the goodwill and business relationships with all lessees, suppliers, distributors, customers and others having business relationships with it and not engage in any action, directly or indirectly, with the intent to adversely impact the transactions contemplated by this Agreement;

          (e) confer with one or more representatives of REIT designated by the REIT Special Committee when requested to report on material operational matters and the status of ongoing operations of its business;

          (f) maintain, in full force and effect, with all premiums due thereon paid, policies of insurance covering its respective insurable assets and business in amounts and as to risks substantially as in effect as of the date hereof;

          (g) not declare, set aside or pay any non-cash dividends or other non-cash distributions (whether payable in stock, property or any combination thereof) or purchase, redeem or otherwise acquire any shares of its Equity Interests other than for cash; PROVIDED, that the Advisor shall be permitted to distribute 20,000 REIT Shares to IREIC on or prior to the Effective Date;

          (h) not acquire or agree to acquire by merging or consolidating, or by purchasing a material portion of Equity Interests or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association, or other business organization or division thereof;

          (i) not (i) acquire or agree to acquire any assets that are material, individually or in the aggregate, to any of the Service Providers, or make or agree to make any capital expenditures except in the ordinary course of business consistent with past practice or (ii) incur or assume any Lien on any individual capital asset outside of the ordinary course of business;

          (j) except as set forth in SCHEDULE 5.1(j) or with REIT's prior written consent (not to be unreasonably withheld), not adopt or amend in any material respect, or terminate, any Employee Benefit Plan or Employee Arrangement or increase the salary, wage, rate of compensation, commission, bonus or other direct or indirect remuneration payable to any employee, other than increases for individuals in the ordinary course of business consistent with past practice not to exceed 4% of such Service Provider's aggregate payroll costs as of December 31, 2003 or increase the compensation or fringe benefits payable by any Service Provider to any former director or employee other than as required by law or existing contractual obligations;

          (k)       not (i) adopt a plan of complete or partial liquidation;
(ii) adopt any amendment to its Articles of Incorporation or Certificate of Incorporation, as applicable, or bylaws; (iii) enter into any Contract involving more than $100,000 annually or which is not terminable without penalty on less than six months notice, except for agreements entered into with prior written consent of REIT; (iv) except as contemplated by this Agreement, make any change in its management structure, including, without limitation, the hiring of additional management employees, (v) waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing license, lease, Contract or other documents, other than as contemplated by this Agreement or in the ordinary course of business consistent with past practice; (vi) engage in any conduct the nature of which is materially different than the business in which it is currently engaged; or (vii) enter into any agreement providing for acceleration of payment or performance or other consequences as a result of a change of control of it;

          (l) not make any change in accounting policies or procedures, except as required by GAAP or a Governmental Authority;

          (m) not (i) make any new material elections with respect to Taxes or change current material elections with respect to Taxes, (ii) settle any Tax audit or dispute with respect to Taxes of any Service Provider with any taxing or Governmental Authority or (iii) take any action that would prevent the Mergers from qualifying as reorganizations with the meaning of Section 368(a) of the Code;

          (n) not acquire any stock, loan or other debt or equity securities of or make any advances to another issuer (including an Affiliate of the Service Provider) except for advances to REIT under the Advisory Agreement or Management Agreements; and

          (o) not agree or commit to do any of the prohibited actions in the foregoing in clauses (b), (c), or (h)-(n).

Notwithstanding the foregoing, at or prior to the Closing, each Manager shall be permitted to assign or distribute all of its rights to, and obligations under, those certain Call Rights Agreements entered into with any person other than the Service Employees.

     SECTION 5.2    CONDUCT OF BUSINESS OF REIT.

     After the date hereof and prior to the Closing or earlier termination of this Agreement, except as the Agent shall agree in writing or as otherwise specifically contemplated by this Agreement, REIT shall:

          (a) conduct its business in the ordinary and usual course, consistent with past practice;

          (b) not take any action that would adversely affect its status as a "real estate investment trust" under the Code;

          (c) operate in material compliance with the terms and conditions of the Advisory Agreement and the Management Agreements; and

          (d) not reclassify, combine, split or subdivide any of its capital stock or alter any shareholder rights with respect thereto, or issue or authorize the issuance of any shares of its capital stock for any value less than $10.00 per share, except pursuant to the REIT's distribution reinvestment plan.

                                   ARTICLE VI.
                              ADDITIONAL AGREEMENTS

     SECTION 6.1    ACCESS TO INFORMATION; NOTICE OF CERTAIN EVENTS.

     Each Service Provider shall, and IREIC shall cause the Advisor and the Manager Shareholders shall cause each Manager to, provide REIT and REIT's accountants, counsel, financial advisors and other representatives (including counsel and financial and other advisors to the REIT Special Committee) reasonable access, during normal business hours throughout the period prior to the Closing or earlier termination of this Agreement, to all properties, personnel, books, Contracts, commitments and records (including, but not limited to Tax Returns other than Inland Group Combined Returns; PROVIDED, that Inland Group shall provide all Tax information that will be relevant to REIT in preparing the Advisor's Tax Returns after the Closing Date (including tax basis schedules)), of such Service Provider, and shall furnish promptly to REIT (a) a copy of each report, schedule and other document filed or received pursuant to the requirements of federal or state securities laws or filed with the Commission in connection with the transactions contemplated by this Agreement, and (b) such other information concerning their respective businesses, properties and personnel which are the subject of this Agreement as shall be reasonably requested, PROVIDED that no investigation pursuant to this SECTION
6.1 shall affect any representation or warranty made herein, or rights to indemnification hereunder, or the conditions to the obligations of the respective parties hereto to consummate the transactions contemplated hereby or thereby. At or prior to the Closing, each Service Provider shall, or shall cause to be, physically transferred to REIT's office all files, books, Contracts, commitments and records (including, but not limited to copies of Tax Returns, but excluding any federal forms K-1's or equivalent state forms from such Tax Returns and the Inland Group Combined Returns; PROVIDED, that Inland Group shall provide all Tax information that will be relevant to REIT in preparing the Advisor's Tax Returns after the Closing Date (including tax basis schedules)), of such Service Provider; PROVIDED, that following such transfer IREIC and the Agent shall continue to have reasonable access to such files, books, Contracts, commitments and records. IREIC, the Manager Shareholders, and each Service Provider shall, and IREIC shall cause the Advisor and the Manager Shareholders shall cause each Manager to, promptly advise REIT and the REIT Special Committee in writing of any change or the occurrence of any event after the date of this Agreement that, individually or in the aggregate, (i) has had or would reasonably be expected to have a Material Adverse Effect or (ii) has resulted in any of the representations and warranties in ARTICLE IV of this Agreement becoming untrue, false or misleading, or in any of the conditions to the Mergers set forth in ARTICLE VII not being satisfied, PROVIDED that no such notification shall be deemed to amend or modify the representations and warranties made herein for any purpose under this Agreement. REIT shall promptly advise IREIC and the Agent in writing of any change or the occurrence of any event after the date of this Agreement that, individually or in the aggregate, (i) has had or would reasonably be expected to have a REIT Material Adverse Effect or (ii) has resulted in any of the representations and warranties in ARTICLE III of this Agreement becoming untrue, false or misleading, or in any of the conditions to the Mergers set forth in ARTICLE VII not being satisfied, PROVIDED that no such notification shall be deemed to amend or modify the representations and warranties made herein for any purpose under this Agreement. In furtherance and not in limitation of the foregoing, IREIC and the Manager Shareholders shall promptly deliver to the REIT (a) notice of all Actions filed against any Service Provider; and (b) all notices or other written communications delivered to, or received from, any party under any Contracts, Licenses or any Governmental Authority, that, in any of the foregoing instances, would, or is reasonably likely to (i) have an adverse effect on any Service Provider's ability to consummate the transactions contemplated by this Agreement, perform its obligations under this Agreement or satisfy the conditions precedent applicable to it and contained in this Agreement, (ii) have an adverse effect on the ownership of the Equity Interests in any Service Provider, or (iii) have a Material Adverse Effect on the Service Providers.

     SECTION 6.2    STOCKHOLDER APPROVALS.

          (a) ON THE PART OF REIT. At a meeting of REIT stockholders called for such purpose and for which notice has properly been given (the "REIT STOCKHOLDERS' MEETING"), REIT shall seek, and use its best efforts to obtain, the ratification of the REIT Board of Directors' decision to enter into this Agreement and the Mergers by the holders of a majority of the votes cast at the REIT Stockholders' Meeting (if a quorum is present at such meeting) by

REIT's shareholders other than Inland Group, IREIC, each Manager Shareholder or any of their Affiliates (the "REIT STOCKHOLDERS' RATIFICATION"). REIT will use its best efforts to hold the REIT Stockholders' Meeting as promptly as practicable. REIT will use its best efforts to ensure that all proxies solicited in connection with the REIT Stockholders' Meeting are solicited in compliance with all applicable Laws. REIT shall include in the Proxy Statement the recommendation of its Board of Directors and the members of the REIT Special Committee that the shareholders vote to ratify entry into this Agreement and the contemplated Mergers. REIT, as sole stockholder of each Acquisition Company, shall prepare, execute and deliver a written consent to adopt this Agreement within one (1) Business Day after the date hereof.

          (b) ON THE PART OF THE SERVICE PROVIDERS. Each Manager and the Manager Shareholders shall seek, and each shall use its reasonable best efforts to obtain, the approval of the Mergers by the holders of the requisite number of issued and outstanding shares of each Manager, pursuant to such Manager's Articles of Incorporation or Certificate of Incorporation, as applicable, and bylaws (the "MANAGER STOCKHOLDERS' APPROVAL") as promptly as practicable. IREIC, as sole stockholder of the Advisor, shall prepare, execute and deliver a written consent to adopt this Agreement within one (1) Business Day after the date hereof.

     SECTION 6.3    EXPENSES.

     Whether or not the transactions contemplated by this Agreement and the Ancillary Agreements are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses and, for the avoidance of doubt, the reasonable costs and expenses of the REIT Special Committee, including reasonable fees and expenses of its counsel and financial advisors, and all fees and expenses in connection with filing, printing and distributing the Proxy Statement and proxy solicitations, shall be paid by REIT.

     SECTION 6.4    PROXY STATEMENT; DISCLOSURE/SOLICITATION STATEMENT.

          (a) As promptly as practicable after the execution of this Agreement, REIT shall prepare and file with the Commission the Proxy Statement. REIT shall prepare and file with the Commission any filings other than the Proxy Statement (the "OTHER FILINGS") required to be made by REIT, as and when required or requested by the Commission. REIT and the Service Providers will use all reasonable efforts to respond as promptly as practicable to any comments made by the Commission with respect to the Proxy Statement and any Other Filings. Each Service Provider shall furnish all information concerning it (including financial statements) and the holders of its Equity Interests as required by applicable Law or as REIT may reasonably request in connection with the preparation of the Proxy Statement and any Other Filings required to be made by REIT.

          (b) REIT and the Service Providers shall prepare a disclosure/solicitation statement relating to the solicitation of the Manager Stockholders' Approval and the offer for sale of the REIT Shares in connection with the Mergers (together with any amendments thereof or supplements thereto, the "DISCLOSURE/SOLICITATION STATEMENT") for distribution to the holders of Converted Shares. Each Service Provider shall furnish all information concerning it (including financial statements) as required by applicable Law or as REIT may reasonably request in connection with the preparation of the Disclosure/Solicitation Statement.

          (c) If at any time prior to the Closing, any event or circumstance relating to any Service Provider, or its respective officers or directors, should be discovered by IREIC, any Manager Shareholder or any Service Provider which is not disclosed in the Proxy Statement, any Other Filing or the Disclosure/Solicitation Statement, IREIC, such Manager Shareholder or such Service Provider, as the case may be, shall promptly inform REIT, together with specific details of such event or circumstance. All documents that the Service Providers are responsible for filing with the Commission in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and other applicable Law.

          (d) At or prior to the Effective Time, REIT shall (i) increase the size of its board of directors to eight (8) members and (ii) amend its bylaws to provide that the size of REIT's board of directors shall not be changed without the prior approval of at least eighty (80%) of the total number of directors then in office.

     SECTION 6.5    AGREEMENT TO COOPERATE.

     Subject to the terms and conditions herein provided, each of the parties hereto shall cooperate and use its respective commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate the Mergers as soon as practicable following the date of this Agreement, including using commercially reasonable efforts to identify and obtain necessary or appropriate waivers, consents and approvals and to effect all necessary registrations, filings and submissions (including the Required Statutory Approvals, Required Consents, Proxy Statement and Other Filings). In furtherance and not in limitation of the foregoing, REIT agrees to engage at REIT's sole cost and expense a proxy solicitor to assist REIT in soliciting proxies in support of the REIT Stockholders' Ratification.

     SECTION 6.6    PUBLIC STATEMENTS.

     The parties hereto shall consult with each other prior to issuing any press release or making any other public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or public statement prior to review and approval by REIT, IREIC and the Agent, except that prior review and approval shall not be required if, in the reasonable judgment of counsel to the party seeking to issue such press release or make such public statement, prior review and approval would prevent the timely dissemination of such release or statement in violation of applicable Law. Required approvals under this SECTION 6.6 shall not be unreasonably withheld or delayed.

     SECTION 6.7    CONFIDENTIALITY.

          (a) As used herein, "CONFIDENTIAL MATERIAL" means, with respect to the parties hereto, information, whether oral, written or otherwise, furnished by a party hereto (the "PROVIDING PARTY") or the Providing Party's directors, officers, partners, Affiliates, employees, agents, attorneys, advisors, accountants, consultants or representatives (collectively,

"REPRESENTATIVES") to another party hereto (the "RECEIVING PARTY") or the Receiving Party's Representatives, and all reports, analyses, compilations, studies and other material prepared by the Receiving Party or its Representatives (in whatever form maintained whether documentary, computer storage or otherwise) containing, reflecting or based upon, in whole or in part, any such information. The term "Confidential Material" shall include any information made available or otherwise known to the Receiving Party in connection with or pursuant to services provided under the REIT/Service Provider Agreements. The term "Confidential Material" does not include information which
(i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party, its Representatives or anyone to whom the Receiving Party or any of its Representatives transmit any Confidential Material in violation of this Agreement, (ii) is or becomes known or available to the Receiving Party on a non-confidential basis from a source (other than the Providing Party or one of its Representatives) who is not, to the actual knowledge of the Receiving Party after reasonable inquiry, prohibited from transmitting information to the Receiving Party or its Representatives by a contractual, legal, fiduciary or other obligation, or (iii) is contained in the REIT SEC Filings.

          (b) Subject to paragraph (c) below or except as required by applicable Laws, for the period ending three (3) years after the Closing Date, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part, and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with (i) this Agreement and the transactions contemplated hereby or evaluating, negotiating or advising with respect to such matters, or (ii) in connection with services provided pursuant to the Ancillary Agreements. Moreover, the Receiving Party agrees to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transactions and are informed by the Receiving Party of the confidential nature of the Confidential Material and of the terms of this SECTION 6.7. In any event, the Receiving Party will be responsible for any actions by its Representatives which are not in accordance with the provisions hereof. Notwithstanding the foregoing, from and after the Closing Date, REIT shall only be subject to this
SECTION 6.7 with respect to Confidential Material of or pertaining to Inland Group, IREIC and the Manager Shareholders and their respective Affiliates, but excluding for these purposes from the definition of Affiliate, the Service Providers.

          (c) In the event that the Receiving Party, any of its Representatives or anyone to whom the Receiving Party or its Representatives supply the Confidential Material is requested (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, any informal or formal investigation by any Governmental Authority or otherwise in connection with any legal process) to disclose any Confidential Material, the Receiving Party agrees (i) to promptly notify the Providing Party of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legal available steps to resist or narrow such request and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of the Receiving Party's counsel, the Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

          (d) In the event of the termination of this Agreement in accordance with its terms, promptly upon request from the Providing Party, the Receiving Party shall, except to the extent prohibited by applicable Law, redeliver to the Providing Party or destroy all tangible Confidential Material, as directed by the Providing Party, and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same. Notwithstanding the foregoing, the Receiving Party and one Representative designated by the Receiving Party shall be permitted to retain one permanent file copy of each document constituting Confidential Material to be used only in connection with litigation arising from the transactions contemplated by this Agreement.

     SECTION 6.8    EMPLOYEE MATTERS.

          (a) SCHEDULE 6.8(a) sets forth those individuals who are currently employees of the Service Providers and who are intended to become employees of REIT (the "SERVICE EMPLOYEES"). Prior to the Closing, each Service Provider will take appropriate actions with respect to each of its employees that is not a Service Employee to (i) transfer such employee to an entity other than a Service Provider or REIT or (ii) terminate such employee's employment. If a Service Provider terminates any employee's employment prior to the Closing, then such Service Provider shall be solely responsible for any and all severance costs and expenses related to such termination.

          (b) After the Closing, REIT will, or will cause the Surviving Corporations to, (i) give the Service Employees full credit for such Service Employees' service with the Service Providers for purposes of eligibility and vesting under any employee benefit plans established or maintained by the REIT or any Affiliate (but excluding for these purposes, any plan established or maintained by The Inland Group, IREIC or their affiliates) thereof in which such Service Employees are eligible to participate and (ii) waive all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to Service Employees under any Welfare Plan that such Service Employees may be eligible to participate in after the Closing, other than limitations or waiting periods that are already in effect with respect to such Service Employees and that have not been satisfied as of the Closing under any Welfare Plan in which the Service Employees are eligible to participate immediately prior to the Closing.

     SECTION 6.9    [RESERVED.]

     SECTION 6.10   TAX MATTERS.

     The following provisions shall govern the allocation of responsibility as between IREIC, the Agent and REIT for certain Tax matters:

          (a) The parties agree that they will report, and will cause REIT, the Service Providers and the Surviving Corporations to report, the Mergers on all Tax Returns and Inland Group Combined Returns and other filings as tax-free reorganizations under Section 368(a) of the Code. REIT will not, and will not allow the Surviving Corporations to, take any action inconsistent with the treatment of the Mergers as tax-free reorganizations under Section 368(a) of the Code.

          (b) Any Tax sharing agreement or similar arrangement, agreement or practice between or among Inland Group and IREIC, on the one hand, and any Service Provider, on the other hand, or the Service Providers and any other Person will be terminated prior to the Effective Time and shall have no further effect for any taxable year. After the Effective Time, no party will have any rights or obligations under any such Tax sharing agreement or similar arrangement, agreement or practice.

          (c) The following provisions govern the Tax Return and Inland Group Combined Return filing responsibility of IREIC and the Agent with respect to Pre-Closing Tax Periods:

               (i) IREIC and the Agent and, as applicable, Inland Group will cause the timely filing of the U.S. federal income Tax Returns, any state income Tax Returns and all Inland Group Combined Returns (taking into account extensions thereto) for all Pre-Closing Tax Periods that do not include a Straddle Period, and Inland Group and the Manager Shareholders or other appropriate parties will pay or cause to be paid any Taxes with respect thereto as and when due. The parties agree that they will treat the Advisor as if it ceased to be a member of the affiliated group (within the meaning of Code
Section 1504) with Inland Group as parent and any comparable or similar group of state, local or foreign laws or regulations, as of the close of business on the Closing Date. In addition, the parties agree that they will treat the Managers as if they ceased to be S Corporations for federal and state income tax purposes as of the close of business on the Closing Date. IREIC and the Agent shall prepare and timely file or shall cause to be prepared and timely filed all other Tax Returns of the Service Providers due after the Closing Date for Pre-Closing Tax Periods that do not include a Straddle Period.

               (ii) Except for any Inland Group Combined Returns, IREIC and the Agent will allow REIT a reasonable opportunity to review and comment upon such Tax Returns (including any amended return) prior to their being filed to the extent that they relate to any Service Provider. With respect to Inland Group Combined Returns, IREIC will provide Tax information that will be relevant to the REIT in preparing the Advisors' Tax Returns (including, for example, Tax basis information). Without the consent of REIT (as authorized by the REIT Special Committee), IREIC and the Agent will take no position on such returns that relate to any Service Provider that would be inconsistent with prior positions taken by any Service Providers. If IREIC and the Agent have a choice between positions that are consistent with past practices, IREIC and the Agent shall act in a manner that does not distort taxable income (E.G., by deferring income or accelerating deductions).

          (d) REIT shall prepare or cause to be prepared and file or cause to be filed all Tax Returns of the Service Providers that relate to Post-Closing Tax Periods and Straddle Periods. All Tax Returns prepared pursuant to this
SECTION 6.10(d) that relate to Straddle Periods shall be prepared on a basis consistent with the past practices of the Service Providers and, if REIT has a choice between positions that are consistent with past practices, REIT shall act in a manner that does not distort taxable income. REIT shall permit IREIC and the Agent or their advisors, as the case may be, to review and comment on each such Tax Return that includes a Pre-Closing Tax Period prior to filing. IREIC or the Manager Shareholders, as applicable, shall pay REIT the excess of (i) any such Taxes for a Pre-Closing Tax Period (as may be evidenced by any Tax Return prepared by REIT in accordance with this SECTION 6.10(d)) over (ii) (A) the amount of such Taxes with respect to the Service Providers paid by IREIC or the Manager Shareholders, as applicable, (other than the Service Providers) plus (B) the amount of such Taxes otherwise paid by the Service Providers on or prior to the Closing Date plus (C) any taxes accrued or reserved for on the Service Providers' closing balance sheets and which are specifically included in the calculation of Net Working Capital (collectively, the "PAID TAXES"). IREIC or the Manager Shareholders, as applicable, shall pay such excess to REIT within twenty (20) days after written demand thereof is made by REIT (but in any case not earlier than five (5) days before the date on which the Taxes for the relevant Tax Period are required to be paid to the relevant taxing or other Governmental Authority). If the amount of any Paid Taxes exceeds the amount of such Taxes for a Pre-Closing Tax Period, REIT shall pay to IREIC or the Manager Shareholders, as applicable, the amount of such excess within twenty (20) days after the Tax Return with respect to the final liability for such Taxes is required to be filed with the relevant Taxing authority. In the case of a Tax that is contested in accordance with the provisions of SECTION 6.10(f), payment of the Tax to the appropriate Governmental Authority shall not be considered to be due earlier than the date a final determination to such effect is made by the appropriate Governmental Authority or court.

          (e) For purposes of this Agreement, in the case of any Taxes that are imposed on a periodic basis over a Straddle Period, the portion of such Tax that relates to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire Straddle Period multiplied by a fraction the numerator of which is the number of days in the Tax Period ending on the Closing Date and the denominator of which is the number of days in the entire Straddle Period. In the case of any Tax based upon income or receipts, the portion allocable to the Pre-Closing Tax Period shall include operations through the Closing Date (i.e., with respect to operations, based on an interim closing of the books on the Closing Date).

          (f) If a claim shall be made by any Governmental Authority or any third party with respect to Taxes, which, if successful, might result in an indemnity payment to an Indemnified Party pursuant to SECTION 9.5, the Indemnified Party or the Indemnifying Party, as the case may be, shall promptly and in any event no more than twenty (20) days following receipt of such claim, give written notice to the Indemnifying Party or the Indemnified Party, as the case may be, of such claim (a "TAX CLAIM"); PROVIDED, however, the failure of the Indemnified Party or the Indemnifying Party, as the case may be, to give such notices shall only relieve the such party from its indemnification obligations hereunder to the extent it is actually prejudiced by such failure. With respect to any Tax Claim relating to a Tax Period ending on or prior to the Closing Date, IREIC or Agent shall control all proceedings and may make all decisions taken in connection with such Tax Claim (including selection of counsel) at its own expense only if IREIC or the Manager Shareholders, as applicable, acknowledges without qualification its indemnification obligations hereunder and reasonably demonstrates to REIT that it has the financial wherewithal to make any indemnification payment owed pursuant to SECTION 9.5. However, if the resolution of any portion of such Tax Claim would increase the Taxes of the REIT or of the Service Providers for a Tax Period after the Closing Date by more than $50,000, IREIC or the Agent shall give written notice to REIT. IREIC or the Agent, as applicable, and REIT shall jointly control all proceedings taken in connection with any Tax Claim relating to Taxes of the Service Providers for a Straddle Period. REIT shall control at its own expense all proceedings with respect to any Tax Claim relating to a Tax Period beginning after the Closing Date. Except as otherwise provided, a party shall promptly notify the other party if it decides not to control the defense or settlement of any Tax Claim which it is entitled to control pursuant to this Agreement, and the other party shall thereupon be permitted to defend and settle such proceeding without prejudice. No Tax Claim in which IREIC or the Agent, as applicable, is entitled to control or in which IREIC or the Agent, as applicable, and REIT are entitled to jointly control may be settled without the written consent of IREIC or the Agent, as applicable, and REIT, such consent not to be unreasonably withheld.

          (g) IREIC and the Agent, on the one hand, and REIT, on the other hand, shall cooperate fully, as and to the extent reasonably requested by the other, in connection with the filing of Tax Returns and Inland Group Combined Returns pursuant to this SECTION 6.10 and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include, without limitation, the furnishing or making available of records, books of account or other materials of the Service Providers necessary or helpful for the defense against assertions of any taxing or other Governmental Authority as to any Tax Returns and any Inland Group Combined Returns, other than providing the actual Inland Group Combined Returns, which include operations of the Service Providers for any period prior to and including the date of the Closing Date, at the sole cost and expense of IREIC or the Agent, as the case may be. REIT and IREIC and the Agent shall, at their own expense, maintain such Tax information or Tax records relating to the Service Providers as are regularly maintained by such party or as may be required by law to be maintained. Subject to the confidentiality requirements of SECTION 6.7, such Tax records or Tax information shall be made available upon written request to IREIC or the Agent, as the case may be, within ten (10) Business Days of such request. If the requesting party, in its reasonable judgment, shall determine that it is necessary that any such Tax records or Tax information be made available before ten (10) Business Days from such request, the other party shall use commercially reasonable efforts to make such Tax records or Tax information available (or cause such Tax records or Tax information to be made available) within such shorter period, but in no event upon less than two (2) Business Days' prior written notice from the requesting party. Subject to the confidentiality requirements of SECTION 6.7, the non-requesting party shall, upon request by the requesting party, promptly furnish the requesting party with a copy of such Tax records or Tax information.

          (h) Any income tax refunds that are received by REIT or the Service Providers, and any amounts credited against Taxes to which REIT or the Service Providers become entitled, that relate to Pre-Closing Tax Periods shall be for the account of the shareholders of the Service Providers, and REIT shall pay over to IREIC with respect to the Advisor and the Agent on behalf of any Managers any such refund or the amount of any such credit within fifteen (15) days after receipt of such refund or use of such credit. Notwithstanding the foregoing, any cash refunds less any associated costs from the carryback of losses of the Service Providers shall be for the account of REIT to the extent that such refunds are attributable to a Tax Period beginning after the Closing Date (or the portion of any Straddle Period that begins after the Closing Date).

          (i) IREIC and the Agent shall deliver to REIT at closing a certificate certifying that the transactions contemplated hereby are exempt from withholding under Section 1445 of the Code.

          (j) Neither IREIC nor the Manager Shareholders will take any action that would jeopardize the Mergers from qualifying as a tax-free reorganization under Section 368 of the Code.

          (k) Each Service Provider, IREIC and the Agent shall, promptly upon REIT's request, make available to the REIT all data and information in the possession of the Service Providers, IREIC or the Agent or any of its assets, which is determined to be necessary or helpful for diligence purposes or to monitor its compliance with real estate investment trust income and asset tests and other requirements relating to the status of the real estate investment trust as a real estate investment trust under the Code.

     SECTION 6.11   INTERCOMPANY ACCOUNTS AND ARRANGEMENTS.

          (a) Except as set forth on SCHEDULE 6.11(a), as of the Closing, no intercompany receivables and payables (whether or not then due) shall exist between any Service Provider, on the one hand, and any of Inland Group, IREIC, the Manager Shareholders or any Affiliates of any of them, on the other hand, other than ordinary course compensation and expense reimbursement to employees, directors and officers of the Service Providers

          (b) Except as set forth on SCHEDULE 6.11(b), at Closing, each REIT/Service Provider Agreement will, without further action by any party thereto, terminate and be of no further force and effect, with no further liabilities on the part of any party thereto. All other agreements or arrangements between any Service Provider, on the one hand, and any of Inland Group, IREIC, the Manager Shareholders or any Affiliates of any of them, on the other hand, including any oral agreements or course of business practices or understandings, will terminate as of the Closing Date and be of no further force and effect, with no further liabilities on the part of any party thereto.

     SECTION 6.12   RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.

          (a) Each certificate representing the REIT Shares shall bear the following legend, together with any other legends that may be required by state or federal securities law:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) STOP TRANSFER INSTRUCTIONS. In order to ensure compliance with the restrictions referred to herein, REIT may, subject to the terms of the Registration Rights Agreement, issue appropriate "stop-transfer" instructions to its transfer agent with respect to the REIT Shares delivered pursuant to this Agreement.

          (c) REFUSAL TO TRANSFER. REIT will not be required: (i) to transfer on its books any REIT Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or applicable Law, or (ii) to treat as owner of such REIT Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such REIT Shares have been so transferred.

          (d) REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to SECTION 6.12(a) and the stop transfer instructions with respect to such REIT Shares shall be removed and REIT shall cause such certificate to be cancelled and shall issue a certificate without such legend to the holder thereof (i) if such REIT Shares are registered under the Securities Act and if the proposed transfer thereof is consistent with the plan of distribution in the prospectus with respect to such registration or (ii) if such holder provides REIT with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for REIT, to the effect that a sale, transfer or assignment of such REIT Shares is exempt from registration under the Securities Act.

     SECTION 6.13   [RESERVED.]

     SECTION 6.14   POST-CLOSING ACCESS.

     In connection with any audit or similar proceeding involving IREIC, any Manager Shareholder or any of their respective Affiliates or other investigation of IREIC, any Manager Shareholder, any Service Provider or any of their respective Affiliates for any matter relating to any period prior to the Closing Date, REIT shall, upon request, permit IREIC and the Agent and their Representatives to have access to the books and records of the respective Surviving Company. REIT shall not dispose of such books and records during the six (6) year period beginning with the Closing Date or any longer period as mandated by applicable Law without consent of either IREIC, with respect to the Advisor Surviving Corporation, or Agent, with respect to each respective Manager Surviving Corporation, which consent shall not be unreasonably withheld. Following the expiration of such six year period, REIT may dispose of such books and records at any time upon giving sixty (60) days prior written notice to either IREIC or the applicable Manager Shareholder.

     SECTION 6.15   NON-SOLICITATION.

          (a) In consideration of the benefits of this Agreement to Inland Group, IREIC and the Manager Shareholders and in order to induce REIT to enter into this Agreement, each of Inland Group, IREIC and each Manager Shareholder hereby covenants and agrees that, from and after the Closing Date and until the fifth (5th) anniversary of the Closing Date, it shall not, and shall cause its Affiliates not to, directly or indirectly, as an officer, director, employee, partner, stockholder, member, proprietor, consultant, joint venturer, investor or in any other capacity, hire or solicit to perform services (as an employee, consultant or otherwise) or take any actions which are intended to persuade any termination of association of any Service Employee (including employees of any respective Affiliates of the Service Providers performing services for or on behalf of any Service Provider) with any of REIT or the Surviving Corporations; PROVIDED, however, that (i) general solicitations of employment published in a journal, newspaper or other publication of general circulation or listed on any internet job site and not specifically directed towards such employees shall not be deemed to constitute solicitation for purposes of this SECTION 6.15; (ii) any hiring of any Service Employee or any other person employed by REIT by Inland Group, IREIC or any Manager Shareholder will not be prohibited where such hiring is not the result of a solicitation by the hiring party; and (iii) this covenant shall not apply to the persons listed on SCHEDULE 6.15.

          (b) In consideration of the benefits of this Agreement to REIT and in order to induce Inland Group, IREIC and the Manager Shareholders to enter into this Agreement, REIT hereby covenants and agrees that, from and after the Closing Date and until the fifth (5th) anniversary of the Closing Date, it shall not, and shall cause its Affiliates not to, directly or indirectly, as an officer, director, employee, partner, stockholder, member, proprietor, consultant, joint venturer, investor or in any other capacity, hire or solicit to perform services (as an employee, consultant or otherwise) or take any actions which are intended to persuade any termination of association of any employee of Inland Group or IREIC (including employees of any respective Affiliates of Inland Group or IREIC performing services for or on behalf of any Service Provider) with any of Inland Group or IREIC; PROVIDED, however, that (i) general solicitations of employment published in a journal, newspaper or other publication of general circulation or listed on any internet job site and not specifically directed towards such employees shall not be deemed to constitute solicitation for purposes of this SECTION 6.15; (ii) any hiring of any employee of Inland Group or IREIC by REIT will not be prohibited where such hiring is not the result of a solicitation by the hiring party; and (iii) this covenant shall not apply to the persons listed on SCHEDULE 6.15.

          (c) Each of Inland Group, IREIC and each Manager Shareholder specifically acknowledges and agrees that the time and activity restrictions set forth in SECTION 6.15(a) are reasonable and properly required for the protection of REIT and the businesses being acquired, and REIT specifically acknowledges and agrees that the time and activity restrictions set forth in SECTION 6.15(b) are reasonable and properly required for the protection of Inland Group and IREIC. However, each of Inland Group, IREIC, each Manager Shareholder and REIT further agrees that if any of the provisions of this SECTION 6.15 is found by any court of competent jurisdiction (or legally empowered agency) to be in violation of applicable Law or unenforceable for any reason whatsoever, then it is the intention of Inland Group, IREIC, each Manager Shareholder and REIT that such provision or provisions be deemed to be automatically amended to the extent necessary to comply with applicable Law and permit enforcement. If any of the provisions of this SECTION 6.15 shall be deemed by any court of competent jurisdiction (or legally empowered agency) to be wholly or partially invalid, such determination shall not affect the binding effect of the other provisions of this SECTION 6.15. REIT and Inland Group, IREIC and each Manager Shareholder agree that a monetary remedy for breach under this SECTION 6.15 shall be inadequate, and will be impracticable and extremely difficult to prove, and further agree (i) that a breach of SECTION 6.15(a) will cause REIT irreparable harm, and that, in addition to any other rights or remedies available to REIT, REIT is entitled to temporary and permanent injunctive relief without the necessity of proving actual damages, with a bond or other form of security not being required and specifically waived hereby and (ii) that a breach of SECTION 6.15(b) will cause Inland Group or IREIC, as applicable, irreparable harm, and that, in addition to any other rights or remedies available to Inland Group or IREIC, as applicable, Inland Group or IREIC, as applicable, is entitled to temporary and permanent injunctive relief without the necessity of proving actual damages, with a bond or other form of security not being required and specifically waived hereby.

     SECTION 6.16   DELIVERY OF FINANCIAL STATEMENTS.

          (a) For each fiscal quarter ending on or after June 30, 2004 and on or before the Closing Date, IREIC shall cause the Advisor and the Manager Shareholders shall cause the Managers, as applicable, to deliver to REIT, within fifty (50) days after the last day of such fiscal quarter(s), unaudited balance sheets for such Service Providers as at the last day of such fiscal quarter(s) and unaudited consolidated statements of income, changes in owners' equity and cash flows for such quarter(s) and the year-to-date period then ended (each, an "UNAUDITED SUPPLEMENTAL FINANCIAL STATEMENT").

          (b) If necessary or required to permit REIT to comply with applicable Law in connection with obtaining the REIT Stockholders' Ratification or otherwise, and to the extent not previously provided by the Service Providers pursuant to this Agreement, IREIC shall cause the Advisor and the Manager Shareholders shall cause each Manager, as applicable, to deliver to REIT, at such Service Provider's expense, audited and unaudited balance sheets and audited statements of income, changes in owners' equity, and cash flows for the periods required by applicable Law (the "REQUIRED SUPPLEMENTAL FINANCIAL STATEMENTS"; and, together with the Unaudited Supplemental Financial Statements, the "SUPPLEMENTAL FINANCIAL STATEMENTS"), together with a report without qualification or exception with respect thereto.

                                  ARTICLE VII.
                                   CONDITIONS

     SECTION 7.1    CONDITIONS TO EACH PARTY'S OBLIGATIONS.

     The respective obligations of each party to effect the Mergers and the other transactions contemplated hereby shall be subject to the fulfillment or waiver, at or prior to the Closing, of the following conditions:

          (a) No order, statute, rule, regulation, injunction or decree shall have been enacted, entered or promulgated by any court of competent jurisdiction or Governmental Authority that is in effect and restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Mergers or any of the other material transactions contemplated hereby;

          (b) No Action by any Governmental Authority shall have been initiated or threatened to restrain, prohibit or invalidate any of the Mergers;

          (c)       All Required Statutory Approvals shall have been obtained;

     SECTION 7.2    CONDITIONS TO OBLIGATIONS OF REIT AND THE ACQUISITION
COMPANIES.

     The obligations of REIT and the Acquisition Companies to effect the Mergers and the other transactions contemplated hereby shall be subject to the satisfaction or waiver by REIT (as authorized by the REIT Special Committee in its sole and absolute discretion), at or prior to the Closing, of the following additional conditions:

          (a) The representations and warranties of IREIC, each Manager Shareholder and each Service Provider contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (other than such representations and warranties that are expressly made as of an earlier date which need only be true and correct in all material respects or true and correct, as the case may be, as of such earlier date), PROVIDED that this condition shall not be deemed to be unsatisfied if such representation or warranty under this Agreement becomes incorrect as a result, in whole or in part, of a material breach by REIT of any REIT/Service Provider Agreement;

          (b) Each of IREIC, each Manager Shareholder and each Service Provider shall have performed and complied with, in all material respects, all agreements and covenants required to be performed and complied with by it under this Agreement at or prior to Closing, PROVIDED that this condition shall not be deemed to be unsatisfied if such failure to perform or comply with any covenant or agreement under this Agreement is caused, in whole or in part, by a material breach by REIT of any REIT/Service Provider Agreement;

          (c) REIT shall have received from each of IREIC, each Manager Shareholder and each Service Provider a certificate signed by such Person or an officer of such Person in his capacity as such, certifying as to such Person, that the conditions set forth in paragraphs (a) and (b) of this SECTION 7.2 have been satisfied;

          (d) REIT shall have obtained the REIT Stockholders' Ratification and holders of not more than five percent (5%) of the issued and outstanding shares of Southern, Mid-Atlantic and Southeast on an aggregate basis shall have properly demanded appraisal under any appraisal or other "dissenters' rights" statute applicable to the Mergers or the other transactions contemplated hereby;

          (e) REIT shall have received an opinion of Mesirow Financial, Inc. (in form reasonably acceptable to the REIT Special Committee) that, as of the date of this Agreement and the date of the Proxy Statement, the consideration to be paid by REIT for the Service Providers pursuant to this Agreement is fair, from a financial point of view, to the stockholders of REIT (other than Inland Group), and such opinion shall not have been withdrawn or revoked;

          (f) Inland Group and its Affiliates, as applicable, shall have executed and delivered the Assignment and Assumption of Lease and the Assignment and Assumption of Sublease, substantially in the forms attached as EXHIBITS C-1 AND C-2 hereto, respectively (the "LEASE ASSIGNMENT AND ASSUMPTION AGREEMENTS");

          (g) Inland Group and its Affiliates, as applicable, shall have executed and delivered the Trademark License Agreement and the Software License Agreement, substantially in the forms attached as EXHIBITS D-1 AND D-2 hereto, respectively (the "LICENSE AGREEMENTS");

          (h) Inland Group and its Affiliates, as applicable, shall have executed and delivered the Services Agreements, each substantially in the forms attached as EXHIBITS E-1 THROUGH E-8 hereto (the "SERVICES AGREEMENTS");

          (i) Each of the Service Employees listed on SCHEDULE 7.2(i) shall have executed and delivered an Employment Agreement with REIT, substantially in the form attached as EXHIBIT F hereto (the "EMPLOYMENT AGREEMENTS");

          (j) Each of the Persons listed on SCHEDULE 7.2(j) shall have executed and delivered a Consulting Agreement with REIT, substantially in the form attached as EXHIBIT G hereto (the "CONSULTING AGREEMENTS");

          (k) Inland Group and its Affiliates, as applicable, shall have executed and delivered the Property Acquisition Agreement, substantially in the form attached as EXHIBIT H hereto (the "PROPERTY ACQUISITION AGREEMENT");

          (l) REIT, each Service Provider and the Escrow Agent shall have executed and delivered an Escrow Agreement, substantially in the form attached as EXHIBIT I hereto (the "ESCROW AGREEMENT");

          (m) REIT shall have received certificates issued by the secretaries of state of the respective states of incorporation of IREIC and each Service Provider, certifying the good standing of such Persons in such states as of a date within ten (10) days of the Closing Date;

          (n) REIT shall have received certificates executed by the respective secretaries or by assistant secretaries of IREIC and each Service Provider, as applicable, certifying as of the Closing Date (i) all board and stockholder resolutions, as applicable, fully and properly executed, evidencing such Person's authorization to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party, (ii) a true and complete copy of the Articles or the Certificate of Incorporation, as applicable, and bylaws of such Person, and (iii) incumbency matters with respect to such Person;

          (o) All Required Consents set forth on SCHEDULE 4.3(c) shall have been obtained;

          (p) IREIC and the Agent shall deliver to REIT a certificate certifying that the transactions contemplated hereby are exempt from withholding under Section 1445 of the Code;

          (q) REIT shall have received an opinion of Duane Morris LLP (in form reasonably acceptable to the REIT Special Committee) that: (i) the Mergers will each qualify as a reorganization within the meaning of Section 368(a) of the Code, and (ii) the Mergers will not adversely affect the status of REIT as a "real estate investment trust" under the Code; and

          (r) REIT shall have received an opinion of Shefsky & Froelich Ltd. regarding the Advisor substantially in the form attached as EXHIBIT J hereto.

          (s) REIT shall have received an opinion of Jenner & Block LLP regarding the Managers substantially in the form attached as EXHIBIT K hereto.

     SECTION 7.3    CONDITIONS TO OBLIGATIONS OF THE SERVICE PROVIDERS.

     The obligations of the Service Providers to effect the Mergers and the other transactions contemplated hereby shall be subject to the satisfaction or waiver by IREIC or Agent, as applicable (in their sole and absolute discretion), at or prior to the Closing of the following additional conditions:

          (a) The representations and warranties of REIT contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality or REIT Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (other than such representations and warranties that are expressly made as of an earlier date which need only be true and correct in all material respects or true and correct, as the case may be, as of such earlier date), PROVIDED that this condition shall not be deemed to be unsatisfied if such representation or warranty under this Agreement becomes incorrect as a result, in whole or in part, of a material breach of any REIT/Service Provider Agreement by Inland Group, IREIC, any Manager Shareholder or any Service Provider;

          (b) REIT shall have performed and complied with, in all material respects, all agreements and covenants contained in this Agreement required to be performed by it at or prior to the Closing, PROVIDED that this condition shall not be deemed to be unsatisfied if such failure to perform or comply with any covenant or agreement under this Agreement is caused, in whole or in part, by a material breach of any REIT/Service Provider Agreement by Inland Group, IREIC, any Manager Shareholder or any Service Provider;

          (c) Each Service Provider shall have received from REIT a certificate signed by an officer of REIT in his capacity as such certifying that the conditions set forth in paragraphs (a) and (b) of this SECTION 7.3 have been satisfied;

          (d) REIT shall have executed and delivered the Registration Rights Agreement, substantially in the form attached as EXHIBIT L hereto (the "REGISTRATION RIGHTS AGREEMENT");

          (e) REIT shall have executed and delivered Indemnification Agreements, substantially in the form attached as EXHIBIT M hereto (the "INDEMNIFICATION AGREEMENTS") with the directors and officers of each Service Provider set forth in SCHEDULE 7.3(e) hereto;

          (f) The Service Providers shall have received certificates issued by the secretaries of state of the respective states of incorporation of REIT and each Acquisition Company, certifying the good standing of such Persons in such states as of a date within ten (10) days of the Closing Date;

          (g) The Service Providers shall have received certificates executed by the respective secretaries or by assistant secretaries of REIT and each Acquisition Company, as applicable, certifying as of the Closing Date (a) all board and stockholder resolutions, as applicable, fully and properly executed, evidencing such Person's authorization to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party, (b) a true and complete copy of the Articles or Certificate of Incorporation, as applicable, and bylaws of such Person, and (c) incumbency matters with respect to such Person;

          (h)       Each Manager shall have obtained the Manager Stockholders'
Approval;

          (i) The Service Providers shall have received an opinion of Duane Morris LLP regarding REIT (substantially in the form attached as EXHIBIT N hereto); and

          (j) All REIT Required Consents set forth in SCHEDULE 3.4(c) shall have been obtained.

                                  ARTICLE VIII.
                        TERMINATION, AMENDMENT AND WAIVER

     SECTION 8.1    TERMINATION.

     This Agreement may be terminated, and the Mergers contemplated hereby may be abandoned, at any time prior to the Closing, by action taken by the REIT Special Committee (in the case of REIT and the Acquisition Companies) or by IREIC or the Agent (in the case of Advisor or the Managers as the case may be), before or after REIT Stockholders' Ratification:

          (a)       By mutual consent of (i) REIT and (ii) IREIC and the Agent;

          (b)       By either (i) REIT or (ii) IREIC and the Agent, if:

               (i) the Mergers have not been consummated on or before March 31, 2005 (the "OUTSIDE DATE"); PROVIDED, however, that the right to terminate this Agreement under this SECTION 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date; or

               (ii) there shall be any Law that makes consummation of the Mergers illegal or otherwise prohibited or any judgment, injunction, order or decree of any Governmental Authority having competent jurisdiction enjoining the parties hereto from consummating the Mergers shall have been entered and shall have become final and nonappealable and, prior to such termination, the parties shall have used reasonable best efforts to resist, resolve or lift, as applicable, such Law, judgment, injunction, order or decree;

          (c) Unilaterally by REIT, upon a material breach by IREIC, any Manager Shareholder or any Service Provider of any of their obligations under this Agreement, which breach has not been cured within ten (10) Business Days after notice thereof has been provided to the breaching party; PROVIDED that if such breach is generally capable of being cured, but cannot reasonably be cured within ten (10) Business Days of such notice, the right of REIT to terminate will be delayed as long as reasonably necessary to affect such cure, but not longer than the Outside Date, so long as the breaching party diligently pursues a cure to such breach; PROVIDED, FURTHER, that there shall be no right to terminate if such breach was caused, in whole or in part, by a material breach under any REIT/Service Provider Agreement by REIT or the Acquisition Companies; and

          (d) Unilaterally by the IREIC or the Agent, upon a material breach by REIT or any Acquisition Company of any of their obligations under this Agreement, which breach has not been cured within ten (10) Business Days after notice thereof has been provided to the breaching party; PROVIDED that if such breach is generally capable of being cured, but cannot be cured within ten (10) Business Days of such notice, the right of IREIC or the Agent to terminate will be delayed as long as reasonably necessary to affect such cure, but not longer than the Outside Date, so long as the breaching party diligently pursues a cure to such breach; PROVIDED, FURTHER, there shall be no right to terminate if such breach was caused, in whole or in part, by a material breach under any REIT/Service Provider Agreement by Inland Group, IREIC, the Manager Shareholders or the Service Providers.

     SECTION 8.2    EFFECT OF TERMINATION.

     No termination of this Agreement pursuant to SECTION 8.1 shall be effective until written notice thereof is given to the non-terminating party hereto specifying the provision hereof pursuant to which such termination is made. If validly terminated pursuant to SECTION 8.1, this Agreement shall forthwith become void, and there shall be no further obligation on the part of any party hereto or their respective officers, directors, stockholders or representatives party hereto (except as set forth in this SECTION 8.2 and SECTIONS 6.3 (Expenses), SECTION 6.6 (Public Statements), SECTION 6.7 (Confidentiality) and
ARTICLE IX (Survival and Remedy; Indemnification)); PROVIDED, however, that nothing in this SECTION 8.2 shall relieve any party from liability for any breach of this Agreement.

     SECTION 8.3    AMENDMENT.

     This Agreement may not be amended except by an instrument in writing signed on behalf of REIT (as authorized by the REIT Special Committee) and each of IREIC and the Agent and in compliance with applicable Law; PROVIDED, however, this Agreement may not be amended in any material respect following REIT Stockholders' Ratification, except with the consent of a majority of such stockholders.

     SECTION 8.4    WAIVER.

          (a) At any time prior to the Closing, REIT (as authorized by the REIT Special Committee in its sole and absolute discretion) may (i) extend the time for the performance of any of the obligations or other acts of IREIC, the Manager Shareholders or the Service Providers hereunder, (ii) waive any inaccuracies in the representations and warranties of such Persons contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein to be complied with or satisfied by such Persons. Any agreement on the part of REIT to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of REIT.

          (b)       At any time prior to the Closing, IREIC and the Agent may
(i) extend the time for the performance of any of the obligations or other acts of REIT and the Acquisition Companies hereunder, (ii) waive any inaccuracies in the representations and warranties of such Persons contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein to be complied with or satisfied by such Persons. Any agreement on the part of IREIC or the Agent to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of IREIC and the Agent.

                                   ARTICLE IX.
                      SURVIVAL AND REMEDY; INDEMNIFICATION

     SECTION 9.1    SURVIVAL.

     The covenants and agreements contained in this Agreement shall expire on the Closing Date; PROVIDED that the covenants and agreements to be performed after the Closing (including, without limitation, this ARTICLE IX) shall not expire until all obligations have been fully discharged with respect thereto. The representations and warranties contained in this Agreement shall survive until eighteen (18) months after the Closing Date; PROVIDED, that (a) the representations and warranties contained in SECTION 3.5 (Proxy Statement),
SECTION 4.6 (Taxes), SECTION 4.11 (Employment Matters - Benefit Plans), SECTION
4.12 (Employee Arrangements; Labor Matters), and SECTIONS 4.8 (Litigation) and
4.9 (Compliance with Laws and Permits) (but only to the extent such representations relate to Environmental Claims, Environmental Laws and Environmental Permits) shall survive until the expiration of the applicable statute of limitations (with extensions), and (b) the representations and warranties contained in SECTION 3.1 (Organization and Qualification), SECTION
3.2 (Capitalization), SECTION 3.4(a) (Authority), SECTION 4.1 (Organization and Qualification), SECTION 4.2 (Capitalization), and SECTION 4.3(a) (Authority) shall survive in perpetuity with respect to the matters addressed in such sections. If written notice of a claim has been given in accordance with this Agreement prior to the expiration of the applicable representations, warranties, covenants or agreements, then the applicable representations, warranties, covenants or agreements shall survive as to such claim, until such claim has been finally resolved.

     SECTION 9.2    INDEMNIFICATION.

          (a) BY REIT. Except for items related to Taxes, which shall be governed by SECTION 9.5, from and after the Closing, and subject to the limitations set forth in this Article, REIT shall indemnify, save and hold harmless Inland Group, IREIC, the Manager Shareholders and each other shareholder of each of the Managers and (without duplication) their Affiliates (other than REIT and the Surviving Corporations), successors and assigns and each of the respective officers, directors, employees and agents of the foregoing (collectively, the "INLAND INDEMNIFIED PARTIES") from and against any and all Damages arising out of, resulting from or incident to (and without regard to any materiality qualifications contained therein, including, without limitation, a REIT Material Adverse Effect):

               (i) the breach of any representation or warranty made by REIT under ARTICLE III of this Agreement; and

               (ii) the breach of any covenant or agreement contained in this Agreement by REIT or the Acquisition Companies.

     Notwithstanding the foregoing, REIT shall not indemnify any Inland Indemnified Party pursuant to this SECTION 9.2(a) for any breach of representation, warranty, covenant or agreement that results, in whole or in part, from a material breach of any REIT/Service Provider Agreement by Inland Group, IREIC, any Manager Shareholder or any Service Provider.

          (b) BY IREIC FROM ESCROW FUND. Except for any items related to Taxes, which shall be governed by SECTION 9.5, from and after the Closing, subject to the limitations set forth in this Article, REIT and the Acquisition Companies and (without duplication) their Affiliates (other than Inland Group, IREIC and the Manager Shareholders), successors (including the Surviving Corporations) and assigns and each of the respective officers, directors, employees and agents of the foregoing (collectively, the "REIT INDEMNIFIED PARTIES") shall be indemnified, saved and held harmless from and against any and all Damages to the extent of the contents of the Escrow Fund available for distribution for the account of IREIC in accordance with the terms hereof and the Escrow Agreement, which arise out of, result from or are incident to (and without regard to any materiality qualifications contained therein, including, without limitation, a Material Adverse Effect):

               (i) the breach of any representation or warranty made by IREIC (with respect to itself and the Advisor) under ARTICLE IV of this Agreement;

               (ii) the breach of any covenant or agreement contained in this Agreement by IREIC or by the Advisor; and

               (iii) claims against Advisor or any director or officer thereof arising out of or relating to the Mergers or the other transactions contemplated hereby with respect to or in connection with the allocation of the REIT Shares and/or cash as between the Advisor, on the one hand, and the Managers, on the other hand, pursuant to this Agreement and the Escrow Agreement.

     Notwithstanding the foregoing, IREIC shall not indemnify any REIT Indemnified Party pursuant to SECTION 9.2(b)(i) or 9.2(b)(ii) for any material breach of representation, warranty, covenant or agreement that results, in whole or in part, from a breach of any REIT/Service Provider Agreement by REIT.

          (c) BY IREIC. Except for any items related to Taxes, which shall be governed by SECTION 9.5, from and after the Closing, subject to the limitations set forth in this Article, IREIC shall indemnify, save and hold harmless the REIT Indemnified Parties from and against any and all Damages which arise out of, result from or are incident to (and without regard to any materiality qualifications contained therein, including, without limitation, a Material Adverse Effect):

               (i) the breach of any representation or warranty made by IREIC (with respect to itself and the Advisor) under ARTICLE IV of this Agreement;

               (ii) the breach of any covenant or agreement contained in this Agreement by IREIC or by the Advisor; and

               (iii) claims against Advisor or any director or officer thereof arising out of or relating to the Mergers or the other transactions contemplated hereby with respect to or in connection with the allocation of the REIT Shares and/or cash as between the Advisor, on the one hand, and the Managers, on the other hand, pursuant to this Agreement and the Escrow Agreement.

     Notwithstanding the foregoing, (x) to the extent a REIT Indemnified Party is entitled to indemnification pursuant to SECTION 9.2(b) and SECTION 9.2(c), such REIT Indemnified Party shall be required first to seek indemnification pursuant to SECTION 9.2(b) to the extent of the contents of the Escrow Fund available for distribution from the account of IREIC, and only after the distribution or allocation of the entire contents of the Escrow Fund available for distribution from the account of IREIC in accordance with the Escrow Agreement shall such REIT Indemnified Party be entitled to seek indemnification pursuant to this SECTION 9.2(c), and (y) IREIC shall not indemnify any REIT Indemnified Party pursuant to SECTION 9.2(c)(i) or 9.2(c)(ii) for any material breach of representation, warranty, covenant or agreement that results, in whole or in part, from a breach of any REIT/Service Provider Agreement by REIT.

          (d) BY THE SHAREHOLDERS OF THE MANAGERS FROM ESCROW FUND. Except for any items related to Taxes, which shall be governed by SECTION 9.5, from and after the Closing, subject to the limitations set forth in this Article, the REIT Indemnified Parties shall be indemnified, saved and held harmless from and against any and all Damages to the extent of the contents of the Escrow Fund available for distribution for the accounts of the shareholders of the Managers in accordance with the terms hereof and the Escrow Agreement, which arise out of, result from or are incident to (and without regard to any materiality qualifications contained therein, including, without limitation, a Material Adverse Effect):

               (i) the breach of any representation or warranty made by the Manager Shareholders (with respect to the Managers) under ARTICLE IV of this Agreement; and

               (ii) the breach of any covenant or agreement contained in this Agreement by any Manager;

               (iii) claims against any Manager or any director or officer thereof arising out of or relating to the Mergers or the other transactions contemplated hereby with respect to or in connection with the allocation of the REIT Shares and/or cash (x) as between the Advisor, on the one hand, and the Managers, on the other hand, pursuant to this Agreement and the Escrow Agreement, (y) as between each Manager pursuant to this Agreement and the Escrow Agreement, and (z) as between the shareholders of each Manager pursuant to this Agreement and the Escrow Agreement; and

               (iv) claims by any shareholder of any Manager arising out of or relating to any actions or inactions of the Agent (whether or not on behalf of such shareholder) in connection with the Merger and other transactions contemplated hereby.

     For the avoidance of doubt, it is acknowledged and agreed that the REIT Indemnified Parties shall be entitled to distributions from the Escrow Fund with respect to the accounts of the shareholders of any Manager without regard to whether the facts giving rise to such indemnification claims relate to any particular Manager or Managers. Notwithstanding the foregoing, the shareholders of the Managers shall not indemnify any REIT Indemnified Party pursuant to
SECTION 9.2(d) for any material breach of representation, warranty, covenant or agreement that results, in whole or in part, from a breach of any REIT/Service Provider Agreement by REIT.

          (e) BY THE MANAGER SHAREHOLDERS, JOINTLY AND SEVERALLY. Except for any items related to Taxes, which shall be governed by SECTION 9.5, subject to the limitations set forth in this Article, from and after the Closing, the Manager Shareholders, jointly and severally, shall indemnify, save and hold harmless the REIT Indemnified Parties from and against any and all Damages which arise out of, result from or are incident to (and without regard to any materiality qualifications contained therein, including, without limitation, a Material Adverse Effect):

               (i) the breach of any representation or warranty made by the Manager Shareholders (with respect to the Managers) under ARTICLE IV of this Agreement; and

               (ii) the breach of any covenant or agreement contained in this Agreement by any Manager;

               (iii) claims against any Manager or any director or officer thereof arising out of or relating to the Mergers or the other transactions contemplated hereby with respect to or in connection with the allocation of the REIT Shares and/or cash (x) as between the Advisor, on the one hand, and the Managers, on the other hand, pursuant to this Agreement and the Escrow Agreement, (y) as between each Manager pursuant to this Agreement and the Escrow Agreement, and (z) as between the shareholders of each Manager pursuant to this Agreement and the Escrow Agreement; and

               (iv) claims by any shareholder of any Manager arising out of or relating to any actions or inactions of the Agent (whether or not on behalf of such shareholder) in connection with the Merger and other transactions contemplated hereby.

     Notwithstanding the foregoing, (x) to the extent a REIT Indemnified Party is entitled to indemnification pursuant to SECTION 9.2(d) and SECTION 9.2(e), such REIT Indemnified Party shall be required first to seek indemnification pursuant to SECTION 9.2(d) to the extent of the contents of the Escrow Fund available for distribution from the accounts of the shareholders of the Managers, and only after the distribution or allocation of the entire contents of the Escrow Fund available for distribution from the accounts of the shareholders of the Managers in accordance with the Escrow Agreement shall such REIT Indemnified Party be entitled to seek indemnification pursuant to this
SECTION 9.2(e), and (y) the Manager Shareholders shall not indemnify any REIT Indemnified Party pursuant to SECTION 9.2(e) for any material breach of representation, warranty, covenant or agreement that results, in whole or in part, from a breach of any REIT/Service Provider Agreement by REIT.

          (f) BY THE MANAGER SHAREHOLDERS, INDIVIDUALLY AND NOT JOINTLY. From and after the Closing, subject to the limitations set forth in this Article, each Manager Shareholder, severally but not jointly, shall indemnify, save and hold harmless the REIT Indemnified Parties from and against any and all Damages arising out of, resulting from or incident to (and without regard to any materiality qualifications contained therein, including, without limitation, a Material Adverse Effect):

               (i) the breach of any representation or warranty made by such Manager Shareholder (with respect to itself) under ARTICLE IV of this Agreement; and

               (ii) the breach of any covenant or agreement by such Manager Shareholder contained in this Agreement.

     Notwithstanding the foregoing, the Manager Shareholders shall not indemnify any REIT Indemnified Party pursuant to SECTION 9.2(f) for any material breach of representation, warranty, covenant or agreement that results, in whole or in part, from a breach of any REIT/Service Provider Agreement by REIT.

          (g)       PROCEDURES.

               (i) Except as otherwise provided in this Agreement, any party seeking any indemnification under this SECTION 9.2 (an "INDEMNIFIED PARTY") shall give the party from whom indemnification is being sought (an "INDEMNIFYING PARTY") notice (and also to the Agent in the case of claims against the Escrow Fund or any Manager Shareholder) of any matter which such Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement as soon as practicable after the party potentially entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this SECTION 9.2. With respect to any claims for indemnification under this SECTION 9.2 by an Inland Indemnified Party, IREIC (with respect to the Advisor) or the Agent (with respect to each Manager Shareholder and the Participating Shareholders) shall have sole and exclusive authority to act for and in the name of such Indemnified Party. With respect to any claims for indemnification under this SECTION 9.2 by a REIT Indemnified Party, IREIC (with respect to the Advisor) or the Agent (with respect to each Manager Shareholder and the Participating Shareholders) shall have sole and exclusive authority to act for and in the name of such Indemnifying Party.

               (ii)      The liability of an Indemnifying Party under this
SECTION 9.2 with respect to Damages arising from claims of any third party which are subject to the indemnification provided for in this SECTION 9.2 ("THIRD PARTY CLAIMS") shall be governed by and contingent upon the following additional terms and conditions. If an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within twenty (20) days of the receipt by the Indemnified Party of such notice; PROVIDED, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this
SECTION 9.2 except to the extent the

Indemnifying Party is materially and irreparably prejudiced by such failure. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it acknowledges, without qualification, its indemnification obligations hereunder and gives notice of its intention to do so to the Indemnified Party within thirty (30) days of the receipt of such notice from the Indemnified Party; PROVIDED, however, that if there exists a material conflict of interest (other than one that is of a monetary nature) that would make it inappropriate for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnifying Party shall not be obligated to pay the reasonable fees and expenses of more than one separate counsel for all Indemnified Parties, taken together (except to the extent that local counsel are necessary or advisable for the conduct of such action or proceeding, in which case the Indemnifying Party shall also pay the reasonable fees and expenses of any such local counsel). If the Indemnifying Party shall not assume the defense of any Third Party Claim or litigation resulting therefrom, the Indemnified Party may defend against such claim or litigation in such manner as it may deem appropriate and may settle such claim or litigation on such terms as it may deem appropriate; PROVIDED, however, that in settling any action in respect of which indemnification is payable under this Article, it shall act reasonably and in good faith. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include an unconditional written release by the claimant or plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim, (ii) settle or compromise any Third Party Claim if the settlement imposes equitable remedies or material obligations on the Indemnified Party other than financial obligations for which such Indemnified Party will be indemnified hereunder, or (iii) settle or compromise any Third Party Claim if the result is to admit civil or criminal liability or culpability on the part of the Indemnified Party or that gives rise to criminal liability with respect to the Indemnified Party. No Third Party Claim which is being defended in good faith by the Indemnifying Party in accordance with the terms of this Agreement shall be settled or compromised by the Indemnified Party without the written consent of the Indemnifying Party.

          (h) DEFINITION OF DAMAGES. The term "DAMAGES" means any and all costs, losses, Taxes, liabilities, obligations, lawsuits, deficiencies, claims, demands, penalties, fines, and expenses, including, without limitation, reasonable attorneys' fees, accountants' fees, environmental engineer or consultant charges, fees and expenses arising from environmental investigation, remediation or other response action, costs and expenditures required or incurred to comply with consent decrees, administrative orders, injunctions and other judicial equitable relief, and all amounts paid in investigation, defense or settlement of any of the foregoing.

     SECTION 9.3    LIMITATIONS.

     Except as otherwise provided herein:

          (a) No amount of Damages shall be payable by any Indemnifying Party pursuant to SECTION 9.2(a)(i), in the case of REIT, or SECTIONS 9.2(b)(i),
(c)(i), (d)(i) or (e)(i) in the case of IREIC, any shareholder of a Manager (from the Escrow Fund) or any Manager Shareholder, unless the aggregate amount of all Damages that are indemnifiable exceeds (i) $1,000,000 in the event REIT is the Indemnifying Party pursuant to SECTION 9.2(a)(i) or (ii) $1,000,000 (the "SERVICE PROVIDER DEDUCTIBLE") in the event that (A) IREIC is the Indemnifying Party pursuant to SECTION 9.2(b)(i) or (c)(i), or (B) any shareholder of any Manager (from the Escrow Fund) or any Manager Shareholder is the Indemnifying Party pursuant to SECTIONS 9.2(d)(i) or (e)(i); PROVIDED, however, that if the aggregate amount of all Damages exceeds such amount, only the amount of all Damages above such deductible shall be indemnifiable; PROVIDED, FURTHER, the above minimum thresholds shall not apply to Damages arising out of, resulting from or incident to breaches of the representations and warranties set forth in
SECTION 4.1 (Organization and Qualification), SECTION 4.2 (Capitalization),
SECTION 4.3(a) (Authority) and SECTION 4.14 (Brokers and Finders) or in SECTION
3.1 (Organization and Qualification), SECTION 3.2 (Capitalization), SECTION 3.4(a) (Authority) and SECTION 3.7 (Brokers and Finders). For the avoidance of doubt, it is acknowledged and agreed that the Service Provider Deductible shall be calculated in the aggregate with respect to all claims for indemnification pursuant to SECTIONS 9.2(b)(i), (c)(i), (d)(i) or (e)(i), and not separately with respect to each such section. Damages that would be subject to indemnification pursuant to SECTIONS 9.5(a) or 9.5(b) but which are not indemnifiable as a result of the $100,000 threshold set forth in such sections shall be counted for purposes of determining whether the thresholds set forth in this SECTION 9.3(a) have been satisfied.

          (b) The maximum aggregate amount of Damages for which indemnity may be recovered from (i) REIT pursuant to SECTION 9.2(a)(i) shall be an amount equal to the aggregate consideration paid by REIT pursuant to the Mergers; (ii) the Escrow Fund pursuant to SECTION 9.2(b)(i) shall be an amount equal to the aggregate REIT Shares deposited therein for the account of IREIC pursuant to
SECTION 2.2(a); (iii) IREIC pursuant to SECTION 9.2(c)(i) shall be an amount equal to the aggregate REIT Shares deposited in the Escrow Fund for the account of IREIC pursuant to SECTION 2.2(a), less any REIT Shares distributed out of escrow to any REIT Indemnified Party in satisfaction of indemnification claims pursuant to SECTION 9.2(b)(i); (iv) the Escrow Fund pursuant to SECTION 9.2(d)(i) shall be an amount equal to the aggregate REIT Shares deposited therein for the account of the shareholders of the Managers pursuant to SECTIONS 2.2(b), 2.2(c) and 2.2(d); and (v) the Manager Shareholders pursuant to SECTION 9.2(e)(i) or (f)(i) shall be an amount equal to the aggregate REIT Shares deposited in the Escrow Fund for the account of the Manager Shareholders pursuant to SECTIONS 2.2(b), 2.2(c) and 2.2(d), less any REIT Shares distributed out of escrow to any REIT Indemnified Party in satisfaction of indemnification claims pursuant to SECTION 9.2(d)(i) and deducted from the accounts of the Manager Shareholders by the Escrow Agent (in any case, as applicable, the "INDEMNIFICATION CAP").

          (c) IREIC and the Manager Shareholders shall be entitled to satisfy their indemnification obligations hereunder pursuant to SECTION 9.2(c) and SECTIONS 9.2(e) or 9.2(f), respectively, by payment in cash, in REIT Shares or in a combination thereof. In the event IREIC or any Manager Shareholder elects to make payment in REIT Shares, such REIT Shares shall be deemed to have a fair market value of $10.00 per REIT Share; PROVIDED that if the REIT Shares are listed on a national securities exchange, each REIT Share shall be deemed to have a fair market value equal to the average of the closing sale prices of a REIT Share on such exchange for the twenty (20) trading days prior to delivery thereof to REIT as payment hereunder.

          (d) If an Indemnified Party recovers Damages from an Indemnifying Party under SECTION 9.2, the Indemnifying Party shall be subrogated, to the extent of such recovery, to the Indemnified Party's rights against any third party, other than a third party with whom the Indemnified Party has a material business agreement or arrangement, with respect to such recovered Damages subject to the subrogation rights of any insurer providing insurance coverage under one of the Indemnified Party's policies and except to the extent that the grant of subrogation rights to the Indemnifying Party is prohibited by the terms of the applicable insurance policy.

          (e) The amount of any Damages owed to any Indemnified Party hereunder shall be net of any insurance, indemnity, contribution or other payments or recoveries of a like nature with respect thereto actually recovered (it being agreed that, promptly after the realization of any such reductions of Damages pursuant hereto, such party shall reimburse the Indemnifying Party for such reduction in Damages for which such party was indemnified prior to the realization of such reductions of Damages).

          (f) The REIT Indemnified Parties shall not be entitled to pursue any claims for indemnification against (i) the shareholders of the Managers (other than against the Manager Shareholders and against the Escrow Fund as provided in this Agreement), or (ii) the Agent, in his capacity as such.

     SECTION 9.4    EXCLUSIVE REMEDY.

     Each party hereby acknowledges and agrees that, from and after the Closing and except for claims seeking equitable relief, its sole remedy relating to the Mergers or the other transactions contemplated by this Agreement shall be pursuant to the indemnification provisions of this ARTICLE IX. In furtherance of the foregoing, each party hereby waives, from and after the Closing, to the fullest extent permitted by applicable Law, any and all other rights, claims, and causes of action it may have against the other parties or their respective representatives and Affiliates relating to the Mergers or the other transactions contemplated by this Agreement, other than claims seeking equitable relief or for or in the nature of fraud.

     SECTION 9.5    TAX INDEMNIFICATION.

     Notwithstanding anything in this Agreement to the contrary:

          (a) To the extent of the contents of the Escrow Fund available for distribution in accordance with the terms hereof and the Escrow Agreement, from and after the Closing, the REIT Indemnified Parties shall be indemnified, saved and held harmless from and against (i) all liability for Taxes of the Service Providers with respect to all Pre-Closing Tax

Periods (which will be deemed Damages), (ii) all liability for Taxes of any person with whom any of the Service Providers, or their Affiliates or any predecessor or affiliate thereof joins or has ever joined in filing any affiliated, consolidated, combined or unitary Tax Return (or any Inland Group Combined Return) for any Pre-Closing Tax Period and (iii) any and all Damages with respect to the breaches of representations and warranties set forth in
SECTION 4.6 and the covenants set forth in SECTIONS 5.1(c)(ii), 5.1(m), and 6.10.

          (b) IREIC shall indemnify, defend and hold harmless the REIT Indemnified Parties from (i) all liability for Taxes of the Advisor with respect to all Pre-Closing Tax Periods (which will be deemed Damages), (ii) all liability for Taxes of any person with whom any of the Advisor, or their Affiliates or any predecessor or affiliate thereof joins or has ever joined in filing any affiliated, consolidated, combined or unitary Tax Return (or any Inland Group Combined Return) for any Pre-Closing Tax Period and (iii) any and all Damages with respect to the breaches of representations and warranties with respect to the Advisor set forth in SECTION 4.6 and the covenants set forth in SECTIONS 5.1(c)(ii), 5.1(m), and 6.10. Each Manager Shareholder shall, jointly and severally, indemnify, defend and hold harmless the REIT Indemnified Parties from (i) all liability for Taxes of the Managers with respect to all Pre-Closing Tax Periods (which will be deemed Damages), (ii) all liability for Taxes of any person with whom any of the Managers, or their Affiliates or any predecessor or affiliate thereof joins or has ever joined in filing any affiliated, consolidated, combined or unitary Tax Return for any Pre-Closing Tax Period and
(iii) any and all Damages with respect to the breaches of representations and warranties with respect to the Managers set forth in SECTION 4.6 and the covenants set forth in SECTIONS 5.1(c)(ii), 5.1(m), and 6.10. Notwithstanding the foregoing, to the extent a REIT Indemnified Party is entitled to indemnification pursuant to SECTION 9.5(a) and SECTION 9.5(b), such REIT Indemnified Party shall be required first to seek indemnification pursuant to
SECTION 9.5(a) to the extent of the contents of the Escrow Fund available for distribution, and shall only after depletion of such contents of the Escrow Fund be entitled to seek indemnification pursuant to this SECTION 9.5(b).

          (c) After the Closing Date, REIT shall indemnify, save and hold harmless the Inland Indemnified Parties from and against (i) all liability for Taxes of the Surviving Corporations for any Post-Closing Tax Period and (ii) any and all Damages arising out of, resulting from or incident to the breach by REIT of any covenant contained in SECTION 6.10.

          (d) The REIT Indemnified Parties shall not have any right to indemnification pursuant to this SECTION 9.5 to the extent that aggregate liability for Taxes or Damages is less than $100,000 in the aggregate, which amount shall include liability of any or all of the Service Providers. For avoidance of doubt, the limitations set forth in SECTION 9.3 shall not apply to indemnification under this SECTION 9.5.

                                   ARTICLE X.
                               GENERAL PROVISIONS

     SECTION 10.1   NOTICES.

     All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

     If to REIT, to:

               Inland Retail Real Estate Trust, Inc.
               c/o Special Committee of the Board of Directors
               Wagner, Johnston & Rosenthal, P.C.
               5855 Sandy Springs Circle, Suite 300
               Atlanta, Georgia 30328
               Attention: Michael S. Rosenthal, Chairman
               Fax: (404) 261-6779

     with copies to:

               Duane Morris LLP
               227 West Monroe, Suite 3400
               Chicago, Illinois 60606
               Attention:  David J. Kaufman
               Fax: (312) 499-6701

     and:

               Latham & Watkins
               Sears Tower, Suite 5800
               233 South Wacker Drive
               Chicago, Illinois 60606
               Attention: Mark D. Gerstein
               Fax: (312) 993-9767

     If to IREIC, the Advisor, the Managers, the Manager Shareholders or the
     Agent:

               c/o The Inland Real Estate Group, Inc.
               2901 Butterfield Road
               Oak Brook, Illinois 60523
               Attention: Robert H. Baum
               Fax: (630) 218-8034
     with copies of materials addressed to the Managers, the Manager Shareholders or the Agent to:

               Jenner & Block LLP
               One IBM Plaza
               Chicago, Illinois 60611
               Attention: Arnold S. Harrison
               Fax: (312) 923-2702

     with copies of materials addressed to the IREIC or the Advisor to:

               Shefsky & Froelich Ltd.
               444 N. Michigan Avenue, #2500
               Chicago, Illinois 60611
               Attention: Michael J. Choate
               Fax: (312) 527-5921

     SECTION 10.2   INTERPRETATION.

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 10.3   APPLICABLE LAW.

     Except as to corporation law matters concerning the Acquisition 2 Merger, the Acquisition 3 Merger and the Acquisition 4 Merger, which are governed by the Laws of Delaware, this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to its conflict of laws principles.

     SECTION 10.4   ARBITRATION.

     All disputes under this Agreement among the parties to this Agreement and claims pursuant to ARTICLE IX of this Agreement which are not resolved within thirty (30) days of an Indemnified Party's sending of a notice of claim with respect thereto (each an "ARBITRATED CLAIM"), shall be resolved by binding arbitration, and each party hereto hereby waives any right it may otherwise have to such a resolution of any Arbitrated Claim by any means other than arbitration pursuant to this SECTION 10.4. As a minimum set of rules in the arbitration, the parties agree as follows:

          (a) The place of the arbitration shall be Chicago, Illinois. The arbitration must be held in the English language in accordance with the Streamlined Arbitration Rules and Procedures of JAMS in effect on the date hereof, except as modified by this Agreement. The arbitration shall be governed by the Illinois Code of Civil Procedure.

          (b) The arbitration will be held before a single arbitrator selected by the (i) REIT Special Committee and (ii) IREIC and/or the Agent, as applicable. If the respective parties in interest cannot agree on an arbitrator within fourteen (14) days of the delivery of an Arbitration Demand, JAMS will appoint such arbitrator. The arbitrator will be knowledgeable regarding commercial transactions similar in nature to the transactions contemplated by this Agreement.

          (c) Any party or parties initiating arbitration (the "ARBITRATION CLAIMANTS") will give to the other party or parties (the "ARBITRATION RESPONDENTS") notice of their intention to arbitrate (the "ARBITRATION DEMAND"). The Arbitration Demand will contain a notice regarding the nature of the claim. The Arbitration Respondents will file an answering statement (the "ARBITRATION ANSWER") within fourteen (14) days after the Arbitration Demand. The Arbitration Answer will contain a statement setting forth in reasonable detail the Arbitration Respondents' responses and defenses to the Arbitrated Claim. If the Arbitration Respondents assert a counterclaim,
(i) the Arbitration Respondents shall send it with the Arbitration Answer and such counterclaim must include a statement setting forth in reasonable detail the nature of the counterclaim, the amount involved, if any, and the remedy sought, and (ii) the Arbitration Claimants will file a reply statement (the "ARBITRATION REPLY") as soon as is reasonably practicable, but in no event later than fourteen (14) days, after the counterclaim. The Arbitration Reply will contain a statement setting forth in reasonable detail the Arbitration Claimants' responses and defenses to the counterclaim. If no Arbitration Answer or Arbitration Reply is given within the stated time, the claim or the counterclaim will be assumed to be denied. Failure to file an Arbitration Answer or Arbitration Reply will not operate to delay the arbitration.

          (d) Unless the parties to the arbitration agree otherwise, the arbitrator may order depositions only for good cause and each party to the Arbitrated Claim may make such document requests and other discovery (other than depositions) as permitted in accordance with the Streamlined Arbitration Rules and Procedures of JAMS in effect on the date hereof.

          (e) The arbitration hearings will be conducted over a period not to exceed thirty (30) days commencing as of the date of the first hearing. The arbitrator shall make a final decision on the Arbitrated Claim within thirty
(30) days of the final hearing. The arbitrator may make such orders with regard to scheduling, allocation of hearing time, or otherwise as he or she deems appropriate to achieve compliance with these time limitations. The parties have included the foregoing provisions limiting the scope and extent of the arbitration with the intention of providing for prompt, economic and fair resolution of any dispute submitted to arbitration.

          (f) The Arbitration Claimants, on the one hand, and the Arbitration Respondents, on the other, will, as an initial matter, equally bear the costs and fees of the arbitration, if applicable, but the arbitrator shall award such costs in inverse proportion as the Arbitration Claimants, on the one hand, and the Arbitration Respondents, on the other, may prevail on the matters resolved by the arbitrator (based on the variance of their respective proposed Arbitration Demand, Arbitration Answer and/or Arbitration Reply, as applicable, from the determination of the arbitrator), which proportionate allocations shall be determined by the arbitrator at the time the determination of the arbitrator is rendered on the merits of the matters submitted.

          (g) The arbitrator shall enter a written award specifying the basis for his or her decision, including findings of fact and conclusions of law, the basis for the Damages award and a breakdown of the Damages awarded, and the basis for any other remedy. Any Party dissatisfied with the award may invoke the JAMS Optional Arbitration Appeal Procedure (based on the rules therefor in effect at the time of this Agreement). Such JAMS Optional Arbitration Appeal shall be limited to whether there are any erroneous conclusions of law, or any findings of fact not supported by substantial evidence. The appellate arbitral panel may vacate, modify, correct, or affirm the award in whole or in any part. The award (as modified, corrected, or affirmed by the appellate arbitral panel, or if no such JAMS appeal is taken, as originally rendered by the arbitrator) will be considered as a final and binding resolution of the disagreement.

          (h) Any arbitration proceeding will be conducted on a confidential basis, and any Confidential Material disclosed during any such proceeding will be kept confidential by the parties to such proceeding and by the arbitrator.

          (i) The arbitrator's discretion to fashion remedies hereunder will be no broader or narrower than the legal and equitable remedies available to a court before which such Arbitrated Claim may have been brought but for this
SECTION 10.4, unless the parties expressly state elsewhere in this Agreement that parties will be subject to broader or narrower legal and equitable remedies than would be available under the law governing this Agreement.

          (j) The arbitral award will be the exclusive remedy of the parties for all claims, counterclaims, issues or accountings presented or pleaded to the arbitrator. The award will include interest from the date of the Arbitrated Claim until the award is fully paid, computed at the then-prevailing U.S. prime rate, plus five percent (5%). Any additional costs, fees or expenses incurred in enforcing the arbitral award (or successfully resisting it) will be borne by the party against which enforcement is sought if such award is successfully enforced (or borne by the party seeking to enforce such award if the resisting party successfully resists its enforcement). Any party may enforce an arbitral award in any court of competent jurisdiction.

     SECTION 10.5   ENTIRE AGREEMENT.

     This Agreement and the Exhibits referred to herein and the documents delivered pursuant hereto and the Disclosure Schedules, contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all other prior agreements, understandings or letters of intent between or among the parties hereto.

     SECTION 10.6   SEVERABILITY.

     In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or provisions or the remaining provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein, unless such a construction would be unreasonable.

     SECTION 10.7   FURTHER ASSURANCES.

     The parties hereto shall use their commercially reasonable efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby.

     SECTION 10.8   ENFORCEMENT OF THIS AGREEMENT.

     The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default and to other equitable relief, including, without limitation, specific performance, with a bond or other form of security not being required and specifically waived by the parties.

     SECTION 10.9   PARTIES IN INTEREST.

     This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 10.10  SUCCESSORS AND ASSIGNS.

     Any party to this Agreement can assign its rights hereunder without the prior written consent of the other parties. The obligations of IREIC, the Manager Shareholders and the Service Providers under this Agreement shall not be assignable without the prior written consent of REIT. The obligations of REIT under this Agreement shall not be assignable without the prior written consent of the Agent.

     SECTION 10.11  PRESUMPTION AGAINST DRAFTER.

     Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

     SECTION 10.12  COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     SECTION 10.13  FACSIMILE SIGNATURES.

     A facsimile signature on the signature pages hereto shall for all purposes be deemed an original and shall bind the signor as if such facsimile were an original.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers or agents thereunto duly authorized as of the date first written above.


INLAND RETAIL REAL ESTATE TRUST,          INLAND SOUTHEAST PROPERTY
INC.                                      MANAGEMENT CORP.


By:   [s] Barry L. Lazarus                By:   [s] Alan F. Kremin
   -------------------------------           -----------------------------------
Its:  President/CEO                       Its:  Secretary
    ------------------------------            ----------------------------------


INLAND RETAIL REAL ESTATE                 AGENT
ADVISORY SERVICES, INC.


By:   [s] Catherine L. Lynch              By:   [s] Daniel L. Goodwin
   -------------------------------           -----------------------------------
Its:  Treasurer                              Daniel L. Goodwin
    ------------------------------

INLAND SOUTHERN MANAGEMENT                INLAND REAL ESTATE INVESTMENT
CORP.                                     CORPORATION


By:   [s] Thomas P. McGuinness            By:   [s] Brenda Gail Gujral
   -------------------------------           -----------------------------------
Its:  President                           Its:  President
    ------------------------------            ----------------------------------

INLAND MID-ATLANTIC
MANAGEMENT CORP.


By:   [s] Thomas P. McGuinness
   -------------------------------
Its:  CEO
    ------------------------------

IRRETI ACQUISITION 1, INC.                IRRETI ACQUISITION 3, INC.


By:   [s] Barry L. Lazarus                By:   [s] Barry L. Lazarus
   -------------------------------           -----------------------------------
Its:  President                           Its:  President
    ------------------------------            ----------------------------------

IRRETI ACQUISITION 2, INC.                IRRETI ACQUISITION 4, INC.


By:   [s] Barry L. Lazarus                By:   [s] Barry L. Lazarus
   -------------------------------           -----------------------------------
Its:  President                           Its:  President
    ------------------------------            ----------------------------------


ROBERT H. BAUM                            ROBERT D. PARKS


By:   [s] Robert H. Baum                  By:   [s] Robert D. Parks
   -------------------------------           -----------------------------------


G. JOSEPH COSENZA                         DANIEL L. GOODWIN


By:   [s] G. Joseph Cosenza               By:   [s] Daniel L. Goodwin
   -------------------------------           -----------------------------------

                                          THE INLAND GROUP, INC., solely for
                                          purposes of Sections 6.1, 6.10 and
                                          6.15 of this Agreement.


                                          By:   [s] Daniel L. Goodwin
                                             -----------------------------------
                                          Its:  President
                                              ----------------------------------

                                    EXHIBITS

                       ALL EXHIBITS INTENTIONALLY OMITTED

                                    SCHEDULES

                       ALL SCHEDULES INTENTIONALLY OMITTED

                                                                      Appendix C


                          FORM OF CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (this "Agreement") is made as of this ___ day of _____, 2004, by and between INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation (the "REIT"), and Robert D. Parks (the "Consultant").

                                    RECITALS:

     A. The REIT is a real estate investment trust which owns, operates and acquires, among other properties, neighborhood retail centers and community centers located east of the Mississippi River in the continental United States (the "Business").

     B. The REIT, IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc., IRRETI Acquisition 4, Inc., Inland Retail Real Estate Advisory Services, Inc. ("Advisor"), Inland Southern Management Corp. ("Southern"), Inland Mid-Atlantic Management Corp. ("Mid-Atlantic"), Inland Southeast Property Management Corp. ("Southeast"), Inland Real Estate Investment Corporation, certain stockholders of each of Southern, Mid-Atlantic and Southeast (such shareholders collectively hereinafter being referred to as the "Manager Shareholders"), and Daniel Goodwin, not personally, but solely as agent of certain shareholders, have entered into that certain Agreement and Plan of Merger, dated as of _____ __, 2004 (the "Merger Agreement"), pursuant to which the Advisor, Southern, Mid-Atlantic and Southeast will each become a wholly-owned subsidiary of the REIT and/or its Affiliates (as defined herein) (collectively, the "Mergers").

     C. Consultant, as an employee of an Affiliate of [IDENTIFY ENTITY] and as a [DIRECTOR] of the REIT, has obtained certain unique and particular talents and abilities with regard to the Business and will provide the REIT with strategic and operational assistance for the Engagement Term (as defined herein), including, without limitation making recommendations and providing guidance to the REIT [AS TO PROSPECTIVE INVESTMENT, FINANCING, ACQUISITION, DISPOSITION, DEVELOPMENT, JOINT VENTURE AND OTHER REAL ESTATE OPPORTUNITIES CONTEMPLATED FROM TIME TO TIME BY THE REIT AND THE BOARD OF DIRECTORS]-[SPECIFICALLY TAILOR FOR EACH CONSULTANT] (collectively, the "Consulting Services"). For purposes herein, the term (i) "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified and (ii) "control" or any similar term means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise.

     D. The Consultant will receive benefits from consummating the Mergers as a shareholder of [ENTITIES].

     E. It is a condition to consummation of the Merger Agreement that the Consultant enter into this Agreement with the REIT, subject to the terms, conditions and covenants hereinafter set forth. Terms not otherwise defined herein shall have the meaning ascribed to the term in the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the agreements, covenants and conditions set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Consultant and the REIT hereby agree as follows:

                                    ARTICLE I

     1.1 ENGAGEMENT. The REIT hereby engages Consultant on a non-exclusive basis, and Consultant hereby accepts such engagement upon the terms and conditions hereinafter set forth. Upon reasonable prior notice to Consultant, the Consultant shall provide the REIT with the Consulting Services provided that any such additionally requested services in connection with investigating or pursuing a listing shall be subject to the parties agreeing on the fee contemplated by Section 3.1 below. Consultant shall use commercially reasonable efforts to attend meetings of senior management of the REIT with respect to the near and long-term operations of the REIT and its Affiliates. Consultant shall also provide such additional services as may be reasonably requested from time to time by the Board consistent with the services provided to REIT or any Service Provider, prior to the date of this Agreement by Consultant. The Consulting Services to be provided hereunder require Consultant to attend, at the REIT's or its Board of Directors' request, certain meetings of the Board of Directors or management team of the REIT of the kind and nature attended by Consultant prior to the date of this Agreement (i.e., Board of Directors meetings, management committee meetings, audit committee meetings and acquisition committee meetings). Consultant acknowledges the Consulting Services are in addition to, and in no way limit, Consultant's duties to the REIT as a director of the REIT but nothing in this Agreement shall have the effect of expanding the scope of fiduciary duties that Consultant may owe the REIT under applicable law. REIT acknowledges that Consultant is providing the Consulting Services solely in his capacity as a consultant and not as a director and that, with respect to Consulting Services, Consultant's status shall be that of an independent contractor, and not that of an agent or employee of the REIT. Consultant shall not hold himself out as, nor claim to be acting as, an employee or agent of the REIT solely as a result of providing the Consulting Services. Consultant is not authorized to, and shall not, make or undertake any agreement, understanding, waiver or representation on behalf of the REIT in his capacity as Consultant, except as may be provided in a separate Ancillary Agreement.

     1.2 ACTIVITIES AND DUTIES DURING ENGAGEMENT. Consultant represents and warrants to the REIT that he is able to accept engagement by the REIT as Consultant; provided, however, that the Consultant and the REIT acknowledge and agree that Consultant will devote a limited amount of time to his duties hereunder, and nothing contained herein shall restrict Consultant from being employed by or accepting employment, consulting arrangements or other positions with the REIT or other businesses, including businesses that may compete with the business conducted by REIT, provided that such activities do not violate
Article IV hereof.

                                   ARTICLE II

     2.1  TERM.

          (a)  Unless terminated earlier in accordance with Section 2.1(b) or
     Section 2.1(c) hereof, the term of this Agreement shall commence on the date hereof and shall last for a period of five (5) years (such period being hereinafter referred to as the

     "Term"). The Term shall automatically be renewed for successive one-year periods thereafter unless terminated by either party by written notice not less than thirty (30) days prior to the expiration of the then-current Term. Notwithstanding the foregoing, REIT may terminate this Agreement at any time, with or without cause (the Term, as it may be extended or terminated pursuant to this Article II, is herein referred to as the "Engagement Term").

          (b) The Consultant shall have the option, but not the obligation, to terminate the Engagement Term upon the occurrence of any of the following events:

               (i) Disability of Consultant. For purposes of this Agreement, the term "disability" (or any similar term) shall mean any bodily injury, disease, illness, or emotional or nervous disorder that prevents the Consultant from performing any or all Consulting Services for a period of at least thirty
                      (30) consecutive days;

               (ii) The failure of the REIT to perform its obligations provided herein and the continuance of such failure for a period of thirty (30) consecutive days after receipt by the REIT from the Consultant of written notice of such failure to perform; or

               (iii) The occurrence of a Change in Control Event (as defined herein).

          (c) This Agreement shall automatically terminate upon the death of Consultant.

     2.2  DEFINITION OF "CHANGE IN CONTROL".

     A "Change in Control Event" means the occurrence of one or more of the following:

          (a) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of REIT to any person or group of related persons for purposes of
     Section 13(d) of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that any sale, lease, exchange or transfer to (including, without limitation, any merger or other business combination with or into) any of the following shall not constitute a Change of Control: (i) any Affiliate controlled by REIT, (ii) Inland Real Estate Corporation, (iii) Inland Western Retail Real Estate Trust, Inc., (iv) Inland American Real Estate Trust, Inc., (v) The Inland Group, Inc., or (vi) any Affiliate controlled by any of the persons listed in clauses (i) through (v) above (all of the entities described in clauses (i) through (vi) above to be hereinafter sometimes referred to as the "Inland Companies");

          (b) The approval by the holders of the outstanding shares of REIT of any plan or proposal for the liquidation or dissolution of REIT;

          (c) Any person or group of related persons (other than any one or more of the Inland Companies) shall become the owner, directly or indirectly, beneficially or of record, of shares of REIT representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of REIT; or

          (d) Following any change in the composition of the board of directors of REIT, a majority of the board of directors of REIT are not either (i) members of the board of directors of REIT as of the date hereof, or (ii) members of the board of directors of REIT whose nomination for election or election to the board of directors of REIT has been recommended, approved or ratified by at least eighty percent (80%) of the board of directors of REIT then in office who were either members of the board of directors of REIT as of the date hereof or whose election as a member of the board of directors of REIT was previously so approved.

     2.3 CESSATION OF RIGHTS AND OBLIGATIONS: SURVIVAL OF CERTAIN PROVISIONS. On the date of expiration or termination of the Engagement Term for any reason, all of the respective rights, duties, obligations and covenants of the parties hereto, as set forth herein, shall, except as specifically provided herein to the contrary, cease and become of no further force or effect as of the date of said termination, and shall only survive as expressly provided for herein.

                                   ARTICLE III

     3.1 NO COMPENSATION. During the Engagement Term, the REIT shall not pay Consultant, and Consultant shall not be entitled to receive, any salary or other compensation (except to the extent expressly provided in Section 3.2 below) for his services provided under this Agreement. Notwithstanding the above, if REIT decides to investigate or pursue a listing of the REIT's shares of common stock on a national securities exchange or an inter-dealer quotation system, REIT shall pay Consultant a reasonable fee in an amount to be agreed upon between REIT and Consultant at such time for services requested by REIT to be rendered in connection with such listing that are of a type or duration beyond what otherwise have been provided to REIT prior to such investigation of a listing.

     3.2  BENEFITS.

          (a) The REIT shall reimburse Consultant for all ordinary and necessary out-of-pocket business expenses incurred by him in connection with performing Consulting Services hereunder in the manner and time consistent with the REIT's policy governing reimbursement of expenses incurred by employees.

          (b)  Any amounts reimbursed paid to Consultant pursuant to this
     Article III shall be in addition to any amounts Consultant may be eligible to receive as a director of the REIT. If required by the REIT, Consultant shall provide a W-9 to the REIT.

                                   ARTICLE IV

     4.1 ASSIGNMENT. This Agreement or any right or interest hereunder may not be assigned by either party without the prior written consent of the other party hereto. Consultant shall not, without the prior written consent of the REIT, employ, contract with or use the services of any third party in connection with the performance of any of the services to be rendered under this Agreement, or otherwise designate the responsibility of performance of any services to be rendered under this Agreement to any third party. Any attempted assignment, designation, employment or use in violation of this Section 4.1 shall be void and of no force or effect.

     4.2 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Consultant hereby acknowledges and agrees that as a result of his engagement hereunder he may acquire, develop and use information of a special and unique nature and value regarding the Company that is not generally known to the public such as financial or operating information, business or strategic plans identified as such, property acquisition memorandums or appraisals, entity valuation or models, and employee records (all such information being hereinafter referred to as "Confidential Information"); provided, however, that any information concerning tenants or prospective tenants of, investors or potential investors, or members of any broker-dealer group or potential broker-dealer group to, or of, the REIT shall not constitute "Confidential Information" unless the REIT is subject to a confidentiality agreement concerning such information. Consultant further acknowledges and agrees that the Confidential Information is of great value to the REIT and that the restrictions and agreements contained in this Agreement are reasonably necessary to protect the Confidential Information and the goodwill of the REIT and its subsidiaries. Accordingly, Consultant hereby covenants and agrees that:

          (a) Consultant will not, during the Engagement Term or at any time thereafter, directly or indirectly, except to the extent authorized by the REIT for the benefit of the REIT, its subsidiaries or any service provided to the REIT or its subsidiaries, divulge to any person, firm, corporation, limited liability, company or other organization, other than the REIT, its subsidiaries or any Service Provider to the REIT or its subsidiaries (collectively, "Third Parties"), or use or cause or authorize any Third Parties to use, any Confidential Information (whether or not identified by the REIT as confidential), except to the extent required by law (and then only to the extent required by law and with reasonable prior notice to the REIT and its Board of Directors of such disclosure); and

          (b) Upon the termination of the Engagement Term for any reason whatsoever, Consultant shall deliver or cause to be delivered to the REIT any and all Confidential Information, including drawings, notebooks, keys, data and other documents and materials belonging to the REIT or its subsidiaries which is in his possession or under his control relating to the REIT or its subsidiaries, regardless of the medium upon which it is stored, and will deliver to the REIT upon such termination of employment any other property of the REIT or its subsidiaries which is in his possession or under his control; provided, however, that notwithstanding the foregoing, Consultant shall not be required to deliver or cause to be delivered to the REIT any Confidential Information (i) in the possession of Consultant received by Consultant in his capacity as a director of the REIT or (ii) if Consultant is otherwise employed by, or providing other services directly or indirectly through an affiliate of The Inland Group, Inc., to the REIT or its subsidiaries.

     Nothing contained in this Section 4.2 shall prohibit or restrict any party from disclosing any information (including Confidential Information): (a) the disclosure of which is necessary to comply with any applicable laws, including, without limitation, federal or state securities laws, or any exchange listing or similar rules and regulations; (b) the disclosure of which is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction; (c) such information is now, or hereafter is made, generally available to the public other than by disclosure in violation of this Agreement; (d) such information was disclosed to the disclosing party by a Third Party that the disclosing party, in good faith, believes was not bound by an obligation of confidentiality; or (e) the parties hereto consent to the form and content of any such disclosure. If any party learns that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, such party shall (1) give prompt notice to the other party prior to making such disclosure and allow such other party, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information, (2) reasonably cooperate with such other party in its efforts to prevent, or obtain a protective order for, such disclosure, and (3) disclose the minimum amount of information required to be disclosed.

     4.3 REMEDIES. Consultant hereby acknowledges and agrees that the Consulting Services to be rendered by him to the REIT hereunder are of a special and unique nature and that it would be very difficult or impossible to measure the damages resulting from a breach of this Agreement. Consultant hereby further acknowledges and agrees that the restrictions herein are reasonable and necessary for the protection of the business and the goodwill of the REIT and its subsidiaries and that a violation by the Consultant of any such covenant will cause irreparable damage to the REIT or its subsidiaries. Consultant therefore agrees that any breach or threatened breach by him of any of the covenants or provisions of Article IV of this Agreement shall entitle the REIT or its subsidiaries, in addition to any other remedy available to them under this Agreement, at law or in equity, to a temporary and permanent injunction or any other applicable decree of specific performance, without any bond or security being required thereof, in order to enjoin such breach or threatened breach. The parties understand and intend that each covenant, provision and restriction agreed to in this Article IV shall be construed as separate and divisible from every other provision and restriction and that the unenforceability of any one provision or restriction shall not limit the enforceability, in whole or in part, of any other provision or restriction and that one or more of all of such provisions or restrictions may be enforced, in whole or in part, as the circumstances warrant.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery;
(iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

     To Consultant at:     Robert D. Parks
                           2901 Butterfield Road
                           Oak Brook, Illinois 60523
                           Facsimile: (630) 218-8033

                           With a copy to:
                           Shefsky & Froelich Ltd.
                           444 North Michigan Avenue
                           Suite 2500
                           Chicago, Illinois 60611
                           Attn: Michael J. Choate
                           Facsimile: (312) 527-5921


     To REIT at:           Inland Retail Real Estate Trust, Inc.
                           200 Waymont Circle
                           Suite 126-10
                           Lake Mary, Florida 32746
                           Attn: Barry Lazarus
                           Facsimile:_____________

                           With a copy to:

                           Inland Retail Real Estate Trust, Inc.
                           2901 Butterfield Road
                           Oak Brook, Illinois 60523
                           Attn: Michael J. Moran
                           Facsimile: (630) 218-4900

                           With a copy to:

                           Duane Morris LLP
                           227 West Monroe Street
                           Suite 3400
                           Chicago, Illinois 60606
                           Attn: David J. Kaufman
                           Facsimile: (312) 499-6701

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

     5.2 ENTIRE AGREEMENT; AMENDMENTS, ETC. This Agreement contains the entire agreement and understanding of the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter thereof. No modification, amendment, waiver or alteration of this Agreement or any provision or term hereof shall in any event be effective unless the same shall be in writing, executed by both parties hereto, and any waiver so given shall be effective only in the specific instance and for the specific purpose for which given.

     5.3 SUCCESSORS AND ASSIGNS. Subject to the terms and restrictions contained in Section 4.1 above, this Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the successors, assignees and transferees of the REIT and its current or future subsidiaries.

     5.4 NO CONSTRUCTIVE WAIVERS. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder or pursuant hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or pursuant thereto.

     5.5 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but, if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. If any part of any covenant or other provision in this Agreement is determined by a court of law to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that the court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein.

     5.6 COMPLIANCE AND HEADINGS. The headings in this Agreement are intended to be for convenience and reference only, and shall not define or limit the scope, extent or intent or otherwise affect the meaning of any portion hereof.

     5.7 GOVERNING LAW. The parties agree that this Agreement shall be governed by, interpreted and construed in accordance with the internal laws of the State of Illinois.

     5.8 ARBITRATION. All disputes under this Agreement among the parties to this Agreement which are not resolved within thirty (30) days of a party's sending of a notice of dispute with respect thereto (each an "Arbitrated Claim"), shall be resolved by binding arbitration, and each party hereto hereby waives any right it may otherwise have to such a resolution of any Arbitrated Claim by any means other than arbitration pursuant to this SECTION 5.8. As a minimum set of rules in the arbitration, the parties agree as follows:

          (a) The place of the arbitration shall be Chicago, Illinois. The arbitration must be held in the English language in accordance with the Streamlined Arbitration Rules and Procedures of JAMS in effect on the date hereof, except as modified by this Agreement. The arbitration shall be governed by the Illinois Code of Civil Procedure.

          (b) The arbitration will be held before a single arbitrator selected by the (i) REIT and (ii) Consultant. If the parties in interest cannot agree on an arbitrator within fourteen (14) days of the delivery of an Arbitration Demand, JAMS will appoint such arbitrator. The arbitrator will be knowledgeable regarding commercial transactions similar in nature to the transactions contemplated by this Agreement.

          (c) Any party or parties initiating arbitration (the "Arbitration Claimants") will give to the other party or parties (the "Arbitration Respondents") notice of their intention to arbitrate (the "Arbitration Demand"). The Arbitration Demand will contain a notice regarding the nature of the claim. The Arbitration Respondents will file an answering statement (the "Arbitration Answer") within fourteen (14) days after the Arbitration Demand. The Arbitration Answer will contain a statement setting forth in reasonable detail the Arbitration Respondents' responses and defenses to the Arbitrated Claim. If the Arbitration Respondents assert a counterclaim, (i) the Arbitration Respondents shall send it with the Arbitration Answer and such counterclaim must include a statement setting forth in reasonable detail the nature of the counterclaim, the amount involved, if any, and the remedy sought, and (ii) the Arbitration Claimants will file a reply statement (the "Arbitration Reply") as soon as is reasonably practicable, but in no event later than fourteen (14) days, after the counterclaim. The Arbitration Reply will contain a statement setting forth in reasonable detail the Arbitration Claimants' responses and defenses to the counterclaim. If no Arbitration Answer or Arbitration Reply is given within the stated time, the claim or the counterclaim will be assumed to be denied. Failure to file an Arbitration Answer or Arbitration Reply will not operate to delay the arbitration.

          (d) Unless the parties to the arbitration agree otherwise, the arbitrator may order depositions only for good cause and each party to the Arbitrated Claim may make such document requests and other discovery (other than depositions) as permitted in accordance with the Streamlined Arbitration Rules and Procedures of JAMS in effect on the date hereof.

          (e) The arbitration hearings will be conducted over a period not to exceed thirty (30) days commencing as of the date of the first hearing. The arbitrator shall make a final decision on the Arbitrated Claim within thirty (30) days of the final hearing. The arbitrator may make such orders with regard to scheduling, allocation of hearing time, or otherwise as he or she deems appropriate to achieve compliance with these time limitations. The parties have included the foregoing provisions limiting the scope and extent of the arbitration with the intention of providing for prompt, economic and fair resolution of any dispute submitted to arbitration.

          (f) The Arbitration Claimants, on the one hand, and the Arbitration Respondents, on the other, will, as an initial matter, equally bear the costs and fees of the arbitration, if applicable, but the arbitrator shall award such costs in inverse proportion as the Arbitration Claimants, on the one hand, and the Arbitration Respondents, on the other, may prevail on the matters resolved by the arbitrator (based on the variance of their respective proposed Arbitration Demand, Arbitration Answer and/or Arbitration Reply, as applicable, from the determination of the arbitrator), which proportionate allocations shall be determined by the arbitrator at the time the determination of the arbitrator is rendered on the merits of the matters submitted.

          (g) The arbitrator shall enter a written award specifying the basis for his or her decision, including findings of fact and conclusions of law, the basis for the damages award and a breakdown of the damages awarded, and the basis for any other remedy. Any Party dissatisfied with the award may invoke the JAMS Optional Arbitration Appeal Procedure (based on the rules therefor in effect at the time of this Agreement). Such JAMS Optional Arbitration Appeal shall be limited to whether there are any erroneous conclusions of law, or any findings of fact not supported by substantial evidence. The appellate arbitral panel may vacate, modify, correct, or affirm the award in whole or in any part. The award (as modified, corrected, or affirmed by the appellate arbitral panel, or if no such JAMS appeal is taken, as originally rendered by the arbitrator) will be considered as a final and binding resolution of the disagreement.

          (h) Any arbitration proceeding will be conducted on a confidential basis, and any Confidential Material disclosed during any such proceeding will be kept confidential by the parties to such proceeding and by the arbitrator.

          (i) The arbitrator's discretion to fashion remedies hereunder will be no broader or narrower than the legal and equitable remedies available to a court before which such Arbitrated Claim may have been brought but for this
     SECTION 5.8, unless the parties expressly state elsewhere in this Agreement that parties will be subject to broader or narrower legal and equitable remedies than would be available under the law governing this Agreement.

          (j) The arbitral award will be the exclusive remedy of the parties for all claims, counterclaims, issues or accountings presented or pleaded to the arbitrator. The award will include interest from the date of the Arbitrated Claim until the award is fully paid, computed at the then-prevailing U.S. prime rate, plus five percent (5%). Any additional costs, fees or expenses incurred in enforcing the arbitral award (or successfully resisting it) will be borne by the party against which enforcement is sought if such award is successfully enforced (or borne by the party seeking to enforce such award if the resisting party successfully resists its enforcement). Any party may enforce an arbitral award in any court of competent jurisdiction.

     5.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     5.10 NO PRESUMPTION AGAINST DRAFTER. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any provisions of this Agreement.

     5.11 ENFORCEMENT. In the event either of the parties to this Agreement shall bring an action against the other party with respect to the enforcement or breach of any provision of this Agreement, the prevailing party in such action shall recover from the non-prevailing party the costs incurred by the prevailing party with respect to such action including court costs and reasonable attorneys' fees.

     5.12 RECITALS. The Recitals set forth above are hereby incorporated in and made a part of this Agreement by this reference.

     5.13 INDEMNIFICATION. REIT agrees to indemnify and hold harmless Consultant for any and all acts taken or omitted to be taken by Consultant hereunder (except for gross negligence or willful misconduct) as if Consultant was a director of the REIT as provided in the

REIT's charter and bylaws in accordance with the same terms, conditions, limitations, standards, duties, rights and obligations as a director. If REIT enters into an indemnification or similar agreement covering such indemnification matters with any REIT director, REIT will offer and enter into a similar indemnification agreement with Consultant.

                            [Signature page follows.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered as of the day and year first above written.

                                          INLAND RETAIL REAL ESTATE TRUST, INC.,
                                          a Maryland corporation

                                          By:
                                                --------------------------
                                          Name:
                                                --------------------------
                                          Its:
                                                --------------------------


                                          CONSULTANT


                                          --------------------------------
                                          Robert D. Parks

                                                                      Appendix D


                          FORM OF EMPLOYMENT AGREEMENT

                               [IRRETI LETTERHEAD]


[________ __], 2004

Barry Lazarus
[_________]
[_________]

     RE:  EMPLOYMENT AGREEMENT

Dear Barry:

          As you know, Inland Retail Real Estate Trust, Inc. (the "COMPANY") has entered into an agreement to acquire, through subsidiaries of the Company, certain entities presently providing advisory and property management services to the Company pursuant to an Agreement and Plan of Merger dated as of _____, 2004 (the "MERGER AGREEMENT"). This letter agreement (the "AGREEMENT") sets forth the terms under which, upon the consummation of transactions set forth in the Merger Agreement (the "CLOSING"), you agree to be employed by the Company.

     1. POSITION AND RESPONSIBILITIES. You shall serve as [President and Chief Executive Officer of the Company], with duties commensurate to such a position, and such other duties and responsibilities as assigned from time to time by the Board of Directors of the Company. In addition, as requested by the Board of Directors of the Company, you will provide advice, consultation and services to any other entities which control, are controlled by or are under common control with the Company now or in the future. During your Employment Period (as defined below), you will (a) faithfully serve and further the interests of the Company,
(b) comply with all reasonable rules and policies of the Company and (c) devote [such of your business time, attention and energies as is necessary to perform] [LANGUAGE FOR B. LAZARUS ONLY] / [all of your business time, attention and energies to the performance of] [LANGUAGE FOR OTHER KEY EMPLOYEES] your duties as described herein.

     2. EMPLOYMENT PERIOD. Your term of employment with the Company shall commence on the date of the Closing and shall continue for a period of three (3) years, ending on the third anniversary of the Closing date (the "INITIAL EMPLOYMENT PERIOD"), subject to earlier termination as provided herein, and will automatically renew for successive one (1) year periods (the "RENEWAL PERIOD", and with the Initial Employment Period, the "EMPLOYMENT PERIOD"), unless earlier terminated as provided herein or unless either party provides to the other party hereto notice of its intent not to renew, which notice must be provided at least sixty (60) days prior to the expiration of the Initial Employment Period or any Renewal Period. Notwithstanding the foregoing, your Employment Period may be terminated (i) by you or the Company for any reason effective upon sixty (60) days prior written notice or (ii) by the Company for Cause effective without prior written notice to you. For the purposes of this

Agreement, "CAUSE" shall mean (a) conduct amounting to fraud, embezzlement or illegal misconduct in connection with your employment under this Agreement, (b) conduct that the Company reasonably believes has brought the Company into substantial public disgrace or disrepute, (c) failure to perform your duties as reasonably directed by the Company, (d) gross negligence or willful misconduct with respect to the Company or its employees, clients or activities or (e) any other material breach of (i) this Agreement, (ii) any other agreement between you and the Company or (iii) any written policy adopted by the Company with respect to conflicts of interest, standards of business conduct or fair employment practices or any other similar matter. With respect to items (c) and
(e) above, the Company shall first provide you with notice of its intent to terminate for Cause and a description of the grounds for termination, and shall provide you with fifteen (15) days to cure any such grounds prior to the effectiveness of such termination.

     3. COMPENSATION. During your Initial Employment Period, the Company shall pay you a base salary of $[__________] per year (the "BASE SALARY"). At the end of the Initial Employment Period and at the end of any Renewal Period, the Company shall review your Base Salary to determine an appropriate Base Salary to be effective at the beginning of the subsequent Renewal Period and any further Renewal Periods as the parties hereto may agree upon. In addition to your Base Salary, the Board of Directors of the Company (or any appropriate committee thereof) may, in its sole discretion, pay to you an annual bonus based upon the Company's achievement of its performance objectives and your contribution towards such achievements. If your employment is terminated by you or the Company for any reason, the Company shall pay or provide your (i) Base Salary accrued through the termination of this Agreement, (ii) reimbursable expenses,
(iii) pro-rata annual bonus (if any) and (iv) any benefits required to be paid or provided under applicable law, and you agree that you are not entitled to any other severance.

     4. PAYMENT AND REIMBURSEMENT OF EXPENSES. All compensation shall be payable in intervals in accordance with the general payroll payment practice of the Company. The Company shall reimburse you for all ordinary and necessary business expenses incurred by you in connection with the performance of your duties hereunder, which reimbursement shall be governed by the reimbursement policies of the Company.

     5. BENEFITS. You shall be eligible to participate in any retirement, pension, profit-sharing or other similar plans of the Company or its affiliates which may now or hereafter be in effect and for which executive employees of the Company are eligible to participate. In the event of the termination of your Employment Period, your rights with respect to any such plan, including the vesting of any benefits thereunder, shall be governed by the respective plan docuements.

     6. CONFIDENTIALITY. You hereby acknowledge and agree that the duties and services to be performed by you under this Agreement are special and unique and that as a result of your employment by the Company you have developed over time and will acquire, develop and use information of a special and unique nature and value that is not generally known to the public or to the Company's industry, including but not limited to, certain records, secrets, documentation, software programs, price lists, ledgers and general information, employee records, mailing lists, client lists, client profiles, prospective customer or client lists, accounts receivable and payable ledgers, financial and other records of the Company or its affiliates, information regarding its clients or principles, and other similar matters (all such information being hereinafter referred to as "CONFIDENTIAL INFORMATION"). You further acknowledge and agree that the Confidential Information is of great value to the Company and that the restrictions and agreements contained in this Agreement are reasonably necessary to protect the Confidential Information and the goodwill of the Company and the affiliates. During your Employment Period and for a period of one (1) year thereafter, unless required by law, you will not divulge Confidential Information to any person, firm, corporation, limited liability company or other organization without the prior written consent of the Company. Upon the termination of your employment for any reason whatsoever, you shall deliver or cause to be delivered to the Company any and all Confidential Information, regardless of the medium upon which it is stored.

     7. GOVERNING LAW. The parties agree that this Agreement shall be governed by the laws of the State of Illinois, and the parties agree that any suit, action or proceeding with respect to this Agreement shall be brought in the state courts in Chicago, Illinois or in the U.S. District Court for the Northern District of Illinois.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered as of the day and year first above written.


INLAND RETAIL REAL ESTATE TRUST,            Barry Lazarus
INC., a Maryland corporation

By:
   ------------------------------           ------------------------------------
Name:
Its:

                                                                      Appendix E


                           FORM OF TRANSITION PROPERTY
                        DUE DILIGENCE SERVICES AGREEMENT

     THIS TRANSITION PROPERTY DUE DILIGENCE SERVICES AGREEMENT (this "Agreement") is made and entered into as of the ___ of _____________, 2004, by and between INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Client"), and INLAND REAL ESTATE ACQUISITIONS, INC., Illinois corporation ("Service Provider").

                                    RECITALS:

     A. Client is in the business of the ownership, operation, management, leasing and development of retail, multi-family, office and commercial real estate.

     B. Concurrently with the execution of this Agreement, Client acquired, through its subsidiaries and pursuant to that certain Agreement and Plan of Merger, dated as of the ___ day of August, 2004 (the "Merger Agreement"), by and among Client, IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc., IRRETI Acquisition 4, Inc., Inland Mid-Atlantic Management Corp. ("Mid-Atlantic"), Inland Southern Management Corp. ("Southern"), Inland Southeast Property Management Corp. ("Southeast"), Inland Retail Real Estate Advisory Services, Inc. ("Advisor"), Inland Real Estate Investment Corporation, certain shareholders of Mid-Atlantic, Southern and Southeast, and Daniel Goodwin, not personally, but solely as agent for certain shareholders of Mid-Atlantic, Southern, Southeast, and Advisor (collectively, the "Businesses").

     C. Service Provider and certain of its employees have, prior to the consummation of the transactions contemplated by the Merger Agreement (collectively, the "Mergers"), provided to the Client, the services described and set forth on Exhibit A attached hereto and made a part hereof (collectively, the "Services").

     D. Simultaneous with the execution of this Agreement, Client and Service Provider executed and entered into that certain Property Acquisition Agreement dated __________, 2004 (the "Property Acquisition Agreement").

     E. Client is desirous of retaining Service Provider to provide Services for a period of time from and after the consummation of the transactions contemplated by the Merger Agreement.

     F. Service Provider is desirous of providing the Services to Client for a period of time from and after the consummation of the transactions contemplated by the Merger Agreement.

     G. Client and Service Provider wish to set forth their understanding and agreement with respect to the Services, the compensation to be paid to Service Provider by Client and other matters relating thereto, all as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the compensation to be paid by Client to Service Provider as herein provided, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. INCORPORATION OF RECITALS. The foregoing Recitals are, by this reference, incorporated into the body of this Agreement as if the same had been set forth herein in their entirety.

     2. PERFORMANCE OF SERVICES WITH RESPECT TO SUBJECT PROPERTIES. Upon request of the Client, Service Provider agrees to provide Client with the Services in connection with evaluating and acquiring any Subject Property (as defined in the Property Acquisition Agreement) and any other property the Client desires to acquire (Subject Properties and any other property with respect to which Client requests Service Provider to provide Services shall hereinafter collectively be referred to as a "Property" or "Properties"). Notwithstanding the foregoing or anything else contained in this Agreement, Service Provider shall be excused from providing the Services in connection with any specific Property if:

          (A) Performing the Service would violate applicable law or the rules of any regulatory body having jurisdiction over the Services;

          (B) Performing the Service would result in the commission of fraud upon any person or party;

          (C) Service Provider has a reasonable basis, upon the advice of counsel, that performing the Service could subject the Service Provider to liability or material damages in any civil litigation; or

          (D) Service Provider does not have a sufficient number of qualified personnel to provide the Services, provided that Service Provider shall use commercially reasonable efforts to eliminate and minimize the duration of any personnel shortage.

     3. TERM. The initial term ( the "Initial Term") of this Agreement shall commence as of the date hereof (the "Commencement Date"), and, unless terminated earlier as provided in SECTION 4 below, automatically shall expire and terminate, unless renewed, on the first (1st) anniversary of the Commencement Date; provided, that this Agreement shall be automatically renewed for an additional one (1) year period ("Renewal Term") unless either party provides notice of its intent not to renew at least ninety (90) days prior to the expiration of the Initial Term or Renewal Term, as the case may be.

     4.   TERMINATION.

          (a)  BY CLIENT.

               (i) FOR CAUSE. Client may terminate this Agreement upon material default by Service Provider hereunder upon ten (10) days prior notice to Service Provider; provided, however, that prior to exercising its rights under this SECTION 4(a)(i), Client shall notify Service Provider of the alleged default, and Service Provider shall have thirty (30) days after receipt of such notice to cure the default to Client's reasonable satisfaction. Upon terminating in accordance with this SECTION 4(a)(i), Client shall pay Service Provider all amounts due Service Provider under SECTION 7 hereof.

               (ii) WITHOUT CAUSE. Client may terminate this Agreement, without cause, by providing not less than sixty (60) days prior notice (which notice shall specifically set forth the effective date of termination) to the Service Provider of such election to so terminate. Upon terminating in accordance with this SECTION 4(a)(i), Client shall, pay Service Provider all amounts due Service Provider under SECTION 7 hereof.

          (b)  By Service Provider

               (i) FOR CAUSE. Service Provider may terminate this Agreement, upon the occurrence of any of the following events:

                    a. Client fails, in the absence of a bona fide dispute with respect to such payment, to make payment for Services on its due date, provided however, that Client may cure such breach up to three times per calendar year by making payment within ten (10) days of Client's receipt of notice that it failed to make such payment when due;

                    b. Client requests that Service Provider violate any applicable law or the rules of any regulatory body having jurisdiction (and Client does not promptly revoke such request upon Service Provider's refusal to comply);

                    c. Client requests that Service Provider take any action which would result in the commission of a fraud upon any person or party (and Client does not promptly revoke such request upon Service Provider's refusal to comply);

                    d. Client requests that Service Provider take any action that, upon the advice of counsel to Service Provider, could subject the Service Provider to liability or material damages in a civil litigation (and Client does not promptly revoke such request upon Service Provider's refusal to comply); or

                    e.  A Change of Control (hereinafter defined).

               (ii) For the purposes hereof, the term "Change of Control" shall mean the occurrence of any one or more of the following:

                    (a) Any sale, lease, exchange or other transfer (in one
               transaction or a series of related transactions) of all or substantially all of the assets of Client to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that any sale, lease, exchange or transfer to (including, without limitation, any merger or other business combination with or into)
               any of the following shall not constitute a Change of Control:
               (i) any affiliate controlled by Client, (ii) Inland Real Estate Corporation, (iii) Inland Western Retail Real Estate Trust, Inc.,
               (iv) Inland American Real Estate Trust, Inc., (v) The Inland Group, Inc., or (vi) any affiliate controlled by any of the persons or entities listed in clauses (i) through (v) above (all of the persons and entities described in clauses (i) through (vi) above to be hereinafter sometimes referred to as the "Inland Companies");

                    (b) The approval by the holders of the outstanding shares of
               Client of any plan or proposal for the liquidation or dissolution of Client;

                    (c) Any person or group of related persons for purposes of
               Section 13(d) of the Securities Exchange Act of 1934, as amended (other than any one or more of the Inland Companies) shall become the owner, directly or indirectly, beneficially or of record, of shares of Client representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of Client; or

                    (d) Following any change in the composition of the board of directors of Client, a majority of the board of directors of Client are not a combination of either (i) members of the board of directors of Client as of the date hereof, or (ii) members of the board of directors of Client whose nomination for election or election to the board of directors of Client has been recommended, approved or ratified by at least eighty percent (80%) of the board of directors of Client then in office who were either members of the board of directors of Client as of the date hereof or whose election as a member of the board of directors of Client was previously so approved pursuant to this clause (ii)

     5. INDEPENDENT CONTRACTOR. Service Provider's status shall be that of an independent contractor, and not that of an agent or employee of Client. Service Provider shall not hold itself out as an employee or agent of Client except as contemplated by any other Ancillary Agreement.

     6.   INTENTIONALLY OMITTED.

     7. PAYMENT. For all Services provided and rendered under and pursuant to this Agreement, Client shall pay to Service Provider the following:

          (a) Any and all reasonable, third party out-of-pocket costs incurred by Service Provider in connection with performing Services hereunder ("Third Party Costs");

          (b) With respect to each Subject Property, the acquisition of which the Company elects to pursue, a non-accountable administrative overhead expense reimbursement equal to $11,500 ("Overhead Costs");

          (c) For Properties with respect to which the Company specifically requests Acquisitions to negotiate the business terms of a letter of intent, letter agreement or agreement of purchase and sale, a non-accountable administrative overhead expense reimbursement equal to $__________ ("Negotiation Costs"); and

          (d) For Properties with respect to which the Company specifically requests Services to be provided pursuant to this Agreement, a non-accountable due diligence cost reimbursement equal to $15,000 ("Due Diligence Costs").

     Notwithstanding the foregoing, if, after review of a Property, Client elects not to acquire such Property and Service Provider shall offer or present such Property to another client of Service Provider, then, if such other client shall decide to pursue the acquisition of such Property, Service Provider shall refund to Client any and all Third Party Costs, Overhead Costs, Negotiation Costs and Due Diligence Costs paid by Client to Service Provider with respect to or in connection with such Property to the extent such other client reimburses Client for such costs and expenses (and Service Provider agrees to use reasonable efforts to seek such reimbursement from such other client). Such reimbursement to Client shall be payable by Service Provider promptly after receipt by Service Provider of reimbursement from such other client.

     All Third Party Costs, Overhead Costs, Negotiation Costs and Due Diligence Costs payable by Client to Service Provider under and pursuant to this Agreement shall be due and payable within thirty (30) days of Client's receipt of an invoice therefor (together with invoices from the third party service providers for the Third Party Costs). The compensation to be paid by Client under this
SECTION 7 shall constitute full and complete payment for any and all services rendered and performed by Service Provider (including the cost of any and all labor) under and pursuant to this Agreement.

     8. RIGHT TO AUDIT. If required by Client's auditors, Service Provider shall keep and make available for the examination and audit of or by Client, or Client's authorized employees, agents or representatives during normal business hours at Client's cost, all data, materials, books, records, receipts, accounts and other information substantiating and verifying any and all reasonable, third party out-of-pocket costs incurred by Service Provider in connection with performing Services hereunder. Client shall have the right to conduct such examination and audit, no more than two (2) times per calendar year, as part of an examination and audit, on an aggregate basis, of the services provided under, and the books, records, files and other matters of all of the companies providing services under, the services agreements set forth on Exhibit B attached hereto and made a part hereof.

     9. CONFIDENTIALITY. During the term of this Agreement, the parties may communicate to each other certain confidential information to enable Service Provider to perform the services hereunder, or Service Provider may develop confidential information for Client. Each party agrees (i) to treat, and to cause its employees, agents, subcontractors and representatives, if any, to treat as secret and confidential, all such information, and (ii) except as necessary in the performance of the Services, not to disclose any such confidential information or make available any reports, recommendations or conclusions which Service Provider may make for Client to any person, firm or corporation without first obtaining Client's written approval. The foregoing shall not prohibit or restrict any party from disclosing any information: (a) the disclosure of which is necessary to comply with any applicable laws, including, without limitation, federal or state securities laws, or any exchange listing or similar rules and regulations; (b) the disclosure of which is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction; (c) such information is now, or hereafter is made, generally available to the public other than by disclosure in violation of this Agreement; (d) such information was disclosed to the disclosing party by a third party that the disclosing party, in good faith, believes was not bound by an obligation of confidentiality; or (vi) the parties hereto consent to the form and content of any such disclosure. If any party learns that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, such party shall (1) give prompt notice to the other party prior to making such disclosure and allow such other party, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information, (2) reasonably cooperate with such other party in its efforts to prevent, or obtain a protective order for, such disclosure, and (3) disclose the minimum amount of information required to be disclosed.

     10. PROPERTY STATUS MEETINGS. Representatives of Client may attend and participate in the regularly scheduled acquisition meetings held by Service Provider to discuss properties marketed or advertised for sale or the status of the potential acquisition of properties.

     11. NOTICES. Any notices, demands and other communications to be delivered hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered, if personally delivered, or (b) one business day after delivery to a nationally recognized, overnight courier service guaranteeing next day delivery, delivery charges prefixed, if given by such service, and addressed as follows: (i) If to Service Provider: Inland Real Estate Acquisitions, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: G. Joseph Cosenza, with a separate copy to The Inland Real Estate Group, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Robert H. Baum; and (ii) If to Client:
Inland Retail Real Estate Trust, Inc., 200 Waymont Circle, Suite 126-10, Lake Mary, Florida 32746, Attention: Barry Lazarus, with a separate copy to Inland Retail Real Estate Trust, Inc., 2907 Butterfield Road, Oak Brook, Illinois 60523
Attention: Michael J. Moran. Either party may change the addresses set forth for it herein upon written notice thereof to the other.

     12. ASSIGNMENT. Except as otherwise provided in this Agreement, neither Client nor Service Provider shall assign, subcontract or delegate all of any part of its rights or obligations hereunder without the other party's prior approval (which shall not be unreasonably withheld or delayed), and any attempt to do so shall be null and void.

     13. BINDING EFFECT. Subject to the provisions of Section 12 above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     14. WAIVER. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

     15. HEADINGS. The Article and Section headings used herein are for reference and convenience only and shall not limit or control any term or provision of this Agreement or the interpretation or construction thereof.

     16. FORCE MAJEURE. No liability shall result from the delay or nonperformance of Services caused by circumstances beyond the control of the Service Provider, including without limitation Act of God, fire, flood, snowstorm, war, acts of terrorism, government action, riot, civil disturbance, accident, inability to obtain labor, material, or equipment ("Force

Majeure"). During periods of Force Majeure, Services so affected by such Force Majeure may be eliminated without liability, but this Agreement shall remain otherwise unaffected. Timely notice of Force Majeure and its expected duration shall be given by the affected party to the other, and the party whose performance is affected by a Force Majeure event will use commercially reasonable efforts to avoid, remove or minimize the impact of such event on the performance of its obligations at the required level at the earliest possible date.

     17. APPLICABLE LAW. This Agreement shall be entered into and construed in accordance with the internal laws of the State Illinois.

     18. SCHEDULES, ATTACHMENTS, EXHIBITS. All schedules, attachments and exhibits, if any, referred to in or attached to this Agreement are and shall be deemed to be an integral part of this Agreement as if fully set forth herein.

     19. ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with Property Acquisition Agreement and the schedules, attachments and exhibits referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement and the Property Acquisition Agreement supersede all prior and contemporaneous proposals, agreements, memoranda, understandings, negotiations and discussions, whether written or oral, of the parties in connection with the subject matter hereof. No change, amendment or modification of this Agreement shall be binding or enforceable unless in writing and executed by the party to be bound thereby.

     20. SURVIVAL. The obligations of Client and Service Provider under Sections 7, 8, 9, 17 hereof shall survive the expiration or other termination of this Agreement.

     21. SEVERABILITY. The various terms, provisions and covenants herein contained shall be deemed to be separate and severable, and the invalidity or unenforceability of any of them shall in no manner affect or impair the validity or enforceability of the remainder hereof.

     22. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be treated as an original but which, when taken together, shall constitute one and the same instrument. A signed facsimile copy of this Agreement shall constitute an original for all purposes.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereunto have executed this Office and Facilities Management Services Agreement as of the day and year first written above.


                                             CLIENT:

                                             INLAND RETAIL REAL ESTATE TRUST,
                                             INC., a Maryland corporation


                                             By:
                                                ---------------------------
                                                  Name:
                                                       --------------------
                                                  Its:
                                                      ---------------------

                                             SERVICE PROVIDER:

                                             INLAND REAL ESTATE ACQUISITIONS,
                                             INC., an Illinois corporation


                                             By:
                                                ---------------------------
                                                  Name:
                                                       --------------------
                                                  Title:
                                                        -------------------

                                    EXHIBIT A

     1. SERVICES: The services to be provided under this Agreement shall be of the same nature and type provided by Service Provider to Client prior to the Merger. Specifically:

  - Negotiate the business terms of letters of intent, letter agreements, agreements of purchase and sale or other agreements relating to the potential acquisition of a Subject Property. In the event that Client pursues the acquisition of a Subject Property, and Client also engages Service Provider under and pursuant to this Agreement to negotiate a letter of intent, purchase and sale agreement or other acquisition agreement in connection therewith, Service Provider shall, reasonably and in good faith, negotiate such agreement within the acquisition guidelines and parameters adopted or promulgated by Client from time to time (the "Client Acquisition Guidelines"), and shall keep Client apprised of the status and progress of all such negotiations. Upon the request of Service Provider, Client shall provide Service Provider with the then current Client Acquisition Guidelines.

  - Analyze whether the Property is of a type, nature and quality that is comparable to or commensurate with the portfolio of properties owned and managed by Client.

  - Prepare Service Provider's standard preliminary and final pro forma analysis ("deal sheet") for each Subject Property and provide copies of the deal sheet to Client at a reasonable time prior to Client presenting the Subject Property to it's board of directors.

  - Provide due diligence analysis, review and investigation with respect to any Property acquired or sought to be acquired by Client of the type and nature performed by Service Provider prior to the Merger. Specifically, gathering, assembling and distributing any and all information received by Service Provider from third parties and relating to a Property upon request of the Client or ordering and reviewing from a business (not a legal perspective) any tests, appraisals and reports, leases, lease amendments or guaranties, service contracts, warranties, material title documents and other agreements relating to the ownership, operation, leasing and management of a Property, and advising Client of concerns or issues identified by Service Provider (collectively, "Due Diligence Documents").

  - Document coordination and property transition with property management companies.

  - Deliver copies or originals to Client of any and all Due Diligence Documents relating to a particular Property at the time Client acquires the particular Property.

  - Coordinate closing of, from a business (not a legal) perspective, properties, including preparing, reviewing and approving closing and proration statements.

                                    EXHIBIT B

                               SERVICES AGREEMENTS

1. Legal Services Agreement, dated __________, 2004, between Client and The Inland Real Estate Group, Inc.

2. Office and Facilities Management Services Agreement, dated __________, 2004, among Client, Inland Office Management and Services, Inc., and Inland Facilities Management, Inc.

3. Communications Services Agreement, dated __________, 2004, between Client and Inland Communications, Inc.

4. Personnel Services Agreement, dated __________, 2004, between Client and Inland Payroll Services, Inc.

5. Property Tax Services Agreement, dated __________, 2004, between Client and Investors Property Tax Services, Inc.

6. Computer Services Agreement, dated __________, 2004, between Client and Inland Computer Services, Inc.

7. Insurance and Risk Management Services Agreement, dated __________, 2004, between Client and Inland Risk and Insurance Management Services, Inc.

                                                                      Appendix F


                        FORM OF LEGAL SERVICES AGREEMENT

     THIS LEGAL SERVICES AGREEMENT (this "Agreement") is made and entered into as of the ___ of _____, 2004, by and between INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Client"), and THE INLAND REAL ESTATE GROUP, INC., an Illinois corporation ("Service Provider").

                                    RECITALS:

     A. Client is in the business of the ownership, operation, management, leasing and development of commercial real estate.

     B. Concurrently with the execution of this Agreement, Client acquired, through its subsidiaries and pursuant to that certain Agreement and Plan of Merger, dated as of the ___ day of August, 2004 (the "Merger Agreement"), by and among Client, IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc., IRRETI Acquisition 4, Inc., Inland Mid-Atlantic Management Corp. ("Mid-Atlantic"), Inland Southern Management Corp. ("Southern"), Inland Southeast Property Management Corp. ("Southeast"), Inland Retail Real Estate Advisory Services, Inc. ("Advisor"), Inland Real Estate Investment Corporation, certain shareholders of Mid-Atlantic, Southern and Southeast, The Inland Group, Inc. (for limited purposes), and Daniel Goodwin, not personally, but solely as agent for certain shareholders of Mid-Atlantic, Southern, Southeast, and Advisor (collectively, the "Businesses").

     C. Service Provider and certain of its employees have, prior to the consummation of the transactions contemplated by the Merger Agreement (collectively, the "Mergers"), provided certain legal and advisory services to Client and the Businesses and its affiliates, including, without limitation, the services described and set forth on Exhibit A attached hereto and made a part hereof (collectively, the "Services").

     D. Client is desirous of retaining Service Provider to continue its performance of the Services.

     E. Service Provider is desirous of continuing its performance of the Services for Client and the Businesses.

     F. Client and Service Provider wish to set forth their understanding and agreement with respect to the Services, the compensation to be paid to Service Provider by Client and other matters relating thereto, all as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the compensation to be paid by Client to Service Provider as herein provided, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree for themselves and their respective successors and assigns as follows:

     1. INCORPORATION OF RECITALS. The foregoing Recitals are, by this reference, incorporated into the body of this Agreement as if the same had been set forth herein in their entirety.

     2. PERFORMANCE OF SERVICES. Service Provider agrees to perform for Client and its subsidiaries, the Services in a professional manner, and in accordance with all laws, statutes, ordinances, codes, rules and regulations applicable to the Services. Service Provider acknowledges and agrees that certain of the Services have been provided to Client and the Businesses prior to the date of this Agreement and that all Services shall be provided to the same level of competence, quality and detail as provided to Client and the Businesses prior to the date of this Agreement. Service Provider shall not employ, contract with or use the service of any third party in connection with the performance of the Services: (a) except as needed due to temporary employee shortages (provided, however, that, in such instance, Service Provider shall promptly deliver to Client written notice of (i) the identity of any such third party providing any Services, and (ii) a list of the specific Services being provided by such third party), or (b) without the consent of the Client, which consent shall not be unreasonably withheld or delayed. Notwithstanding any employment, engagement or use of the services of any third party in connection with the performance of any or all of the Services, Service Provider shall be and remain primarily liable and obligated to perform and provide all of the Services in accordance and compliance with the terms and provisions of this Agreement. Client and Service Provider acknowledge that the relationship created hereby is on a non-exclusive basis, and that (x) Client shall not be required to retain Service Provider to perform the Services or any individual Service, (y) Client shall be permitted to retain other third parties to perform and for Client services the same as or similar to the Services or any individual Service, and (z) Service Provider shall be permitted to perform the Services for other parties. Notwithstanding the foregoing or anything else contained in this Agreement to the contrary, Client agrees that Service Provider's failure to perform and provide any of the Services shall not constitute a default under the terms and provisions of this Agreement if such failure solely is due to any of the following:

          (A) The performance of the Service requested by Client by any person or party would violate applicable law or the rules of any regulatory body with jurisdiction;

          (B) The performance of the Service would result in the commission of fraud upon any person or party;

          (C) Service Provider has a reasonable basis, upon the advice of counsel, for concluding that the performance of the Service could subject the Service Provider to liability or material damages in a civil litigation; or

          (D) The temporary shortage of a sufficient number of qualified personnel to provide such Services (i.e., due to vacations, workloads from Client and other clients), provided that Service Provider shall use commercially reasonable efforts to eliminate and minimize the duration of such shortage of personnel; or

          (E) If, after receiving advice of counsel, Service Provider has a reasonable basis for concluding that the performance of any Service, or representation of Client in connection with a particular transaction, could result in a conflict of interest with another client of Service Provider pursuant to the Model Rules of Professional Conduct adopted by the American Bar Association from time to time or any relevant state authority with jurisdiction (as the same may be amended, restated and/or supplemented from time to time); provided, however, that if such conflict is waivable pursuant to applicable code of conduct or regulatory authority that Service Provider shall use commercially reasonable efforts to obtain a waiver of such conflict from such other client and Client also provides a waiver.

     3. TERM. The initial term ( the "Initial Term") of this Agreement shall commence as of the date hereof (the "Commencement Date"), and, unless terminated earlier as provided in Section 4 below, automatically shall expire and terminate on the fifth anniversary of the Commencement Date (as may be renewed and extended as hereinafter provided, the "Expiration Date"). Notwithstanding the foregoing, the term of this Agreement automatically shall be renewed and extended for consecutive one year periods after the initial Expiration Date (each of which periods (a) shall commence as of the day immediately succeeding the then scheduled Expiration Date, and (b) hereinafter shall be referred to herein as a "Renewal Term"), unless either party hereto elects not to renew and extend the term of this Agreement by delivering notice of such election to the other on or before the ninetieth (90th) day preceding the then scheduled expiration of the Initial Term or applicable Renewal Term, as the case may be.

     4.   TERMINATION.

          (a)  BY CLIENT.

               (i) FOR CAUSE. Client may terminate this Agreement for cause (i.e., a material default by Service Provider hereunder) upon ten days prior notice to Service Provider; provided, however, that prior to exercising its rights under this subsection 4(a)(i), Client shall notify Service Provider of any such default, and Service Provider shall have thirty (30) days after receipt of such notice to cure such default to Client's reasonable satisfaction. Client shall, as full compensation to which Service Provider shall be entitled, promptly make payment to Service Provider as provided in Section 7 below for the Services performed prior to the effective date of termination in compliance with the terms and provisions of this Agreement.

               (ii) WITHOUT CAUSE. At any time during the Initial Term or any Renewal Term, and without limitation of the rights afforded to Client set forth in Section 4(a)(i) above, Client shall have the right to terminate this Agreement, without cause, by providing not less than sixty (60) days prior notice (which notice shall specifically set forth the effective date of termination) to the Service Provider of such election to so terminate. Client shall, as full compensation to which Service Provider shall be entitled, promptly make payment to Service Provider as provided in Section 7 below for the Services performed prior to the effective date of termination in compliance with the terms and provisions of this Agreement.

          (b)  BY SERVICE PROVIDER.

               (i) FOR CAUSE. Service Provider may terminate all or any portion of this Agreement, only upon the occurrence of any of the following events:

                     a. Client fails, in the absence of a bona fide dispute with respect to such payment, to make payment for Services on its due date, provided however, that Client may cure such breach up to three times per calendar year by making payment within ten
               (10) days of Client's receipt of notice that it failed to make such payment when due;

                     b. Client requests that Service Provider violate any applicable law or the rules of any regulatory body with jurisdiction (and Client does not promptly revoke such request upon Service Provider's refusal to comply);

                     c. Client requests that Service Provider take any action which would result in the commission of a fraud upon any person or party (and Client does not promptly revoke such request upon Service Provider's refusal to comply);

                     d. Client requests that Service Provider take any action that, upon the advice of counsel to Service Provider, could subject the Service Provider to liability or material damages in a civil litigation (and Client does not promptly revoke such request upon Service Provider's refusal to comply); or

                     e.  A Change of Control (hereinafter defined).

               For the purposes hereof, the term "Change of Control" shall mean the occurrence of any one or more of the following:

                     (a) Any sale, lease, exchange or other transfer (in one
               transaction or a series of related transactions) of all or substantially all of the assets of Client to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that any sale, lease, exchange or transfer to (including, without limitation, any merger or other business combination with or into) any of the following shall not constitute a Change of
               Control: (i) any affiliate controlled by Client, (ii) Inland Real Estate Corporation, (iii) Inland Western Retail Real Estate Trust, Inc., (iv) Inland American Real Estate Trust, Inc., (v) The Inland Group, Inc., or (vi) any affiliate controlled by any of the persons or entities listed in clauses (i) through (v) above (all of the persons and entities described in clauses (i) through (vi) above to be hereinafter sometimes referred to as the "Inland Companies");

                     (b) The approval by the holders of the outstanding shares
               of Client of any plan or proposal for the liquidation or dissolution of Client;

                     (c) Any person or group of related persons for purposes of
               Section 13(d) of the Securities Exchange Act of 1934, as amended (other than any one or more of the Inland Companies) shall become the owner, directly or indirectly, beneficially or of record, of shares of Client representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of Client; or

                     (d) Following any change in the composition of the board of directors of Client, a majority of the board of directors of Client are not a combination of either (i) members of the board of directors of Client as of the date hereof, or (ii) members of the board of directors of Client whose nomination for election or election to the board of directors of Client has been recommended, approved or ratified by at least eighty percent (80%) of the board of directors of Client then in office who were either members of the board of directors of Client as of the date hereof or whose election as a member of the board of directors of Client was previously so approved pursuant to this clause (ii).

               (ii) WITHOUT CAUSE. After the first six months of the Initial Term (and during the course of any Renewal Term), Service Provider shall have the right to cease providing those Services that it has ceased providing to every other client (including Service Provider itself), by providing not less than sixty (60) days prior notice (and which notice shall specifically set forth the effective date of termination and shall describe in reasonable detail the Services to be terminated) to the Client. Client shall, as full compensation to which Service Provider shall be entitled, promptly make payment to Service Provider as provided in Section 7 below for the Services performed prior to the effective date of termination in compliance with the terms and provisions of this Agreement.

          (c) Nothing in this Section 4 shall limit any rights or remedies available to Client or Service Provider under this Agreement, at law or in equity on account of a default hereunder; provided, however, that, except to the extent expressly provided above in Section 3 hereof or this Section 4, neither party shall have the right to terminate this Agreement.

          (d) DISENTANGLEMENT. Upon any termination of this Agreement or cessation of Services during the term of the Agreement, other than pursuant to Section 4(b)(i)(a) and (b), for a period of up to ninety (90) days, Service Provider shall assist in a transition of any terminated Services to Client, and/or any replacement provider(s) designated by Client (collectively, "Replacement Provider"), and will use reasonable efforts to avoid causing any unnecessary interruption of the Services so as to provide a smooth transition of all Services (the "Disentanglement"). All services related to Disentanglement shall be deemed Services and subject to the charges and fees set forth in Exhibit A.

     5. INDEPENDENT CONTRACTOR. Service Provider's status shall be that of an independent contractor, and not that of an agent or employee of Client. Service Provider shall not hold itself out as an employee or agent of Client. Service Provider shall, at its own expense, comply with and abide by any and all applicable worker's compensation, unemployment insurance, employer's liability, minimum wage, safety, health and other federal, state, county and municipal laws, ordinances, rules, regulations and orders applicable to the Services.

     6.   INTENTIONALLY OMITTED.

     7. PAYMENT. Service Provider shall invoice Client monthly for any Services performed during the immediately preceding calendar month. Payment shall be due 30 days after the date of Client's receipt of the same and shall be as provided in Section 2 of Exhibit A attached hereto. The compensation to be paid by Client under this Section 7 and Section 2 of Exhibit A attached hereto shall constitute full and complete payment for any and all services rendered and performed by Service Provider under and pursuant to this Agreement, which compensation includes any and all labor, costs and expenses incurred or to be incurred by Service Provider in connection with its performance of the Services.

     8. RIGHT TO AUDIT. Service Provider shall keep and make available for the examination and audit of or by Client, or Client's authorized employees, agents or representatives during normal business hours at Client's cost, all data, materials and information, including but not limited to records of all receipts, costs and disbursements made by Service Provider with respect to the Services, all books, accounts, memoranda, files and all or any other documents indicating, documenting, verifying or substantiating the cost and appropriateness of any and all costs, expenditures and receipts relating to the Services. Client shall have the right to conduct such examination and audit, no more than two (2) times per calendar year, as part of an examination and audit, on an aggregate basis, of the services provided under, and the books, records, files and other matters of all of the companies providing services under, the services agreements set forth on Exhibit B attached hereto and made a part hereof.

     9. CONFIDENTIALITY. During the term of this Agreement, the parties may communicate to each other certain confidential information to enable Service Provider to perform the services hereunder, and/or Service Provider may develop confidential information for Client. Each party agrees (i) to treat, and to cause its employees, agents, subcontractors and representatives, if any, to treat as secret and confidential, all such information, and (ii) except as necessary in the performance of the Services, not to disclose any such confidential information or make available any reports, recommendations and/or conclusions which Service Provider may make for Client to any person, firm or corporation without first obtaining Client's written approval. The foregoing shall not prohibit or restrict any party from disclosing any information: (a) the disclosure of which is necessary to comply with any applicable laws, including, without limitation, federal or state securities laws, or any exchange listing or similar rules and regulations; (b) the disclosure of which is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction; (c) such information is now, or hereafter is made, generally available to the public other than by disclosure in violation of this Agreement; (d) such information was disclosed to the disclosing party by a third party that the disclosing party, in good faith, believes was not bound by an obligation of confidentiality; or (vi) the parties hereto consent to the form and content of any such disclosure. If any party learns that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, such party shall (1) give prompt notice to the other party prior to making such disclosure and allow such other party, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information, (2) reasonably cooperate with such other party in its efforts to prevent, or obtain a protective order for, such disclosure, and (3) disclose the minimum amount of information required to be disclosed.

     10. NOTICES. Any notices, demands and other communications to be delivered hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered, if personally delivered, or (b) one (1) business day after delivery to a nationally recognized, overnight courier service guaranteeing next day delivery, delivery charges prefixed, if given by such service, and addressed as follows: (i) If to Service Provider: The Inland Real Estate Group, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Robert H. Baum; and (ii) If to Client: Inland Retail Real Estate Trust, Inc., 200 Waymont Circle, Suite 126-10, Lake Mary, Florida 32746, Attention: Barry Lazarus, with a separate copy to Inland Retail Real Estate Trust, Inc., 2907 Butterfield Road, Oak Brook, Illinois 60523 Attention: Michael J. Moran. Either party may change the addresses set forth for it herein upon written notice thereof to the other.

     11. ASSIGNMENT. Except as otherwise provided in this Agreement, neither Client nor Service Provider shall assign, subcontract or delegate all of any part of its rights or obligations hereunder without the other party's prior approval (which shall not be unreasonably withheld or delayed), and any attempt to do so shall be null and void.

     12. BINDING EFFECT. Subject to the provisions of Section 11 above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

     13. WAIVER. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

     14. HEADINGS. The Article and Section headings used herein are for reference and convenience only and shall not limit or control any term or provision of this Agreement or the interpretation or construction thereof.

     15. FORCE MAJEURE. No liability shall result from the delay or nonperformance of Services caused by circumstances beyond the control of the Service Provider, including without limitation Act of God, fire, flood, snowstorm, war, acts of terrorism, government action, riot, civil disturbance, accident, inability to obtain labor, material, or equipment ("Force Majeure"). During periods of Force Majeure, Services so affected by such Force Majeure may be eliminated without liability, but this Agreement shall remain otherwise unaffected. Timely notice of Force Majeure and its expected duration shall be given by the affected party to the other, and the party whose performance is affected by a Force Majeure event will use commercially reasonable efforts to avoid, remove or minimize the impact of such event on the performance of its obligations at the required level at the earliest possible date.

     16. APPLICABLE LAW. This Agreement shall be entered into and construed in accordance with the internal laws of the State Illinois.

     17. SCHEDULES, ATTACHMENTS, EXHIBITS. All schedules, attachments and exhibits, if any, referred to in or attached to this Agreement are and shall be deemed to be an integral part of this Agreement as if fully set forth herein.

     18. ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the schedules, attachments and exhibits referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior and contemporaneous proposals, agreements, memoranda, understandings, negotiations and discussions, whether written or oral, of the parties in connection with the subject matter hereof. No change, amendment or modification of this Agreement shall be binding or enforceable unless in writing and executed by the party to be bound thereby.

     19. SURVIVAL. The obligations of Client and Service Provider under Sections 7, 8, 9, 16 and 19 hereof shall survive the expiration or other termination of this Agreement.

     20.  NON SOLICITATION.

          (a) Service Provider hereby covenants and agrees that, during the term hereof and for one (1) year after the expiration or other termination of this Agreement, it shall not, directly or indirectly, as an officer, director, employee, partner, stockholder, member, proprietor, consultant, joint venturer, investor or in any other capacity, hire or solicit to perform services (as an employee, consultant or otherwise) or take any actions which are intended to persuade any termination of association of any employee (including employees of any affiliate of and controlled by Client) of Client or any of Client's affiliates; PROVIDED, however, that (i) general solicitations of employment published in a journal, newspaper or other publication of general circulation or listed on any internet job site and not specifically directed towards such employees shall not be deemed to constitute solicitation for purposes of this subsection (a), and (ii) any hiring of any employee of Client or any of its affiliates by Service Provider will not be prohibited where such hiring is not the result of a solicitation by the hiring party.

          (b) Client hereby covenants and agrees that, during the term hereof and for one (1) year after the expiration or other termination of this Agreement, it shall not, directly or indirectly, as an officer, director, employee, partner, stockholder, member, proprietor, consultant, joint venturer, investor or in any other capacity, hire or solicit to perform services (as an employee, consultant or otherwise) or take any actions which are intended to persuade any termination of association of any employee (including employees of any affiliate of and controlled by Service Provider) of Service Provider or any of Service Provider's affiliates; PROVIDED, however, that (i) general solicitations of employment published in a journal, newspaper or other publication of general circulation or listed on any internet job site and not specifically directed towards such employees shall not be deemed to constitute solicitation for purposes of this subsection (b), and (ii) any hiring of any employee Service Provider or any of its affiliates by Client will not be prohibited where such hiring is not the result of a solicitation by the hiring party.

          (c) Service Provider specifically acknowledges and agrees that the time and activity restrictions set forth in subsection (a) above are reasonable and properly required for the protection of Client and its businesses, and Client specifically acknowledges and agrees that the time and activity restrictions set forth in subsection (b) above are reasonable and properly required for the protection of Service Provider. However, each of Service Provider and Client further agrees that if any of the provisions of this Section 20 is found by any court of competent jurisdiction (or legally empowered agency) to be in violation of applicable law or unenforceable for any reason whatsoever, then it is the intention of Service Provider and Client that such provision or provisions be deemed to be automatically amended to the extent necessary to comply with applicable law and permit enforcement. If any of the provisions of this Section 20 shall be deemed by any court of competent jurisdiction (or legally empowered agency) to be wholly or partially invalid, such determination shall not affect the binding effect of the other provisions of this Section
     20. Service Provider and Client agree that a monetary remedy for breach under this Section 20 shall be inadequate, and will be impracticable and extremely difficult to prove, and further agree (i) that a breach of subsection (a) above will cause Client irreparable harm, and that, in addition to any other rights or remedies available to Client, Client is entitled to temporary and permanent injunctive relief without the necessity of proving actual damages, with a bond or other form of security not being required and specifically waived hereby and (ii) that a breach of subsection (b) above will cause Service Provider irreparable harm, and that, in addition to any other rights or remedies available to Service Provider, Service Provider is entitled to temporary and permanent injunctive relief without the necessity of proving actual damages, with a bond or other form of security not being required and specifically waived hereby.

     21. SEVERABILITY. The various terms, provisions and covenants herein contained shall be deemed to be separate and severable, and the invalidity or unenforceability of any of them shall in no manner affect or impair the validity or enforceability of the remainder hereof.

     22. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be treated as an original but which, when taken together, shall constitute one and the same instrument. A signed facsimile copy of this Agreement shall constitute an original for all purposes.

     IN WITNESS WHEREOF, the parties hereunto have executed this Legal Services Agreement as of the day and year first written above.


                                             CLIENT:

                                             INLAND RETAIL REAL ESTATE TRUST,
                                             INC., a Maryland corporation


                                             By:
                                                ---------------------------
                                                   Name:
                                                        -------------------
                                                   Its:
                                                       --------------------


                                             SERVICE PROVIDER:

                                             THE INLAND REAL ESTATE GROUP, INC.,
                                             an Illinois corporation


                                             By:
                                                ---------------------------
                                                   Name:
                                                        -------------------
                                                   Title:
                                                         ------------------

                                    EXHIBIT A

     1. SERVICES: The services to be provided under this Agreement shall be provided as and when requested by the Office of the General Counsel of Client (or such other persons or parties authorized from time to time by the Office of the General Counsel of Client). Service Provider agrees to provide, as and when requested, to Client the types, kinds and nature of any and all services provided to Client prior to the consummation of the Mergers, including, but not limited to, the following: Legal services, including, without limitation: (i) drafting, reviewing and negotiating letters of intent, contracts, leases, loan documents and other agreements (and amendments to any of the foregoing) relating to prospective acquisitions, dispositions, financings, joint ventures, leases and other miscellaneous real estate transactions; (ii) performing due diligence (i.e., reviews of leases, title, survey, services contracts and agreements, tenant estoppel certificates, etc.) with respect to prospective acquisitions, dispositions, financings, joint ventures, leases and other miscellaneous real estate transactions; (iii) administration of and monitoring legal proceedings of Client and its affiliates and subsidiaries, including, without limitation, tenant evictions and claims and tenant bankruptcies; (iv) preparation (promptly after closing) of closing binders for each transaction; and (v) rendering of legal opinions for financings and other real estate transaction, as and when appropriate.

     2. COMPENSATION: Service Provider shall be paid for all services rendered under this Agreement as follows:

          a. CHARGES, COSTS AND EXPENSES OF SERVICE PROVIDER. The only compensation, costs, expenses and disbursements to be charged by Service Provider shall be the actual time (on an hourly basis, in increments of one-tenth of one hour) spent by the attorneys and paralegals of the Service Provider, at an hourly billing rate of $________ for attorneys and $______ for paralegals, performing any requested Services during the applicable calendar month. From time to time upon Client's request, Service Provider shall provide a list of all attorneys and paralegals in the Service Provider's Law Department providing any of the Services under this Agreement. Additionally, the aforementioned billing rates shall be subject to change by Service Provider on an annual basis (as of January 1 of each calendar year), provided, however, that the billing rates charged by Service Provider hereunder shall be no greater than the billing rates charged to any other client of Service Provider. Each attorney and paralegal shall keep and maintain, and make available to Client upon request, a record ("Timesheets") of all Client transactions on which each such attorneys and paralegals work, which record shall set forth the following: (i) the specific matter worked on; (ii) the Client entity for which the Services are being performed; (iii) the actual amount of time spent on the matter for the applicable calendar month and for the transaction/matter on a cumulative basis; (iv) the hourly billing rates applicable to the attorney or paralegal; and (v) a general description of the nature of the work and services performed. Each invoice for Service rendered by Service Provider shall include a copy of each attorney's and paralegal's Timesheets supporting the amount requested for payment in such invoice. Client also shall reimburse Service Provider for reasonable, actual, out-of-pocket costs, expenses and charges incurred by Service Provider with respect to the rendering of Services under this Agreement, including, without limitation, title and survey costs and expenses, and third party mailing, courier and other delivery costs and charges.

          Unless agreed to by Client prior to the incurrence thereof, Client shall not be charged for any other items, costs or expenses incurred, or disbursements made, by Service Provider, including, without limitation, any of the following: (i) the time or salaries of any administrative assistants, secretaries, office assistants, interns and other personnel of the Service Provider; (ii) travel time (except to the extent that an attorney or paralegal actually shall provide Services during such time);
     (iii) local telephone calls or facsimile or e-mail charges; (iv) copy costs; (v) administrative overhead; (vi) rent; (vii) costs of materials and supplies; (viii) employee benefits, salaries and/or bonuses; and/or (ix) internal courier and delivery charges of employees of Service Provider. Service Provider represents that, to its knowledge, the rates and other charges payable by Client under this Agreement do not and shall not exceed the market rate for similar services provided to companies of size, nature and business similar to Client. If Client determines that any of the rates and/or other amounts charged by Service Provider under this Agreement shall exceed the market rate for similar services provided to companies of size, nature and business similar to Client, then Client and Service Provider shall negotiate in good faith to adjust such rates and other amounts to market.

                                    EXHIBIT B

                               SERVICES AGREEMENTS

1. Transition Property Due Diligence Services Agreement, dated __________, 2004, between Client and Inland Real Estate Acquisitions, Inc.

2. Office and Facilities Management Services Agreement, dated __________, 2004, among Client, Inland Office Management and Services, Inc., and Inland Facilities Management, Inc.

3. Communications Services Agreement, dated __________, 2004, between Client and Inland Communications, Inc.

4. Personnel Services Agreement, dated __________, 2004, between Client and Inland Payroll Services, Inc.

5. Property Tax Services Agreement, dated __________, 2004, between Client and Investors Property Tax Services, Inc.

6. Computer Services Agreement, dated __________, 2004, between Client and Inland Computer Services, Inc.

7. Insurance and Risk Management Services Agreement, dated __________, 2004, between Client and Inland Risk and Insurance Management Services, Inc.

                                                                      Appendix G


                       FORM OF TRADEMARK LICENSE AGREEMENT

           This Trademark License Agreement ("Agreement"), dated as of _________________, 2004 (the "Effective Date"), is entered by and between The Inland Real Estate Group, Inc., an Illinois corporation with its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("Licensor"), and Inland Retail Real Estate Trust, Inc., a Maryland corporation, with its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("Licensee").

                                   WITNESSETH:

           WHEREAS, Licensor, through its business and that of its predecessor-in-interest, has adopted and used, caused to be used, or licensed to be used in United States commerce in connection with certain services in the field of real estate, the following: (1) the design mark depicted in Exhibit A, which is registered in the United States Patent and Trademark Office as U.S. Registration No. 2,638,092, together with all of the common law rights associated therewith (the "Blue Ball Logo"); (2) the name "Inland Retail Real Estate Trust, Inc." (the "IRRETI Name", and together with the Blue Ball Logo, the "IRRETI Marks"); (3) the design mark depicted in Exhibit B, which is registered in the United States Patent and Trademark Office as U.S. Registration No. 1,408,898, together with all of the common law rights associated therewith (the "Inland Logo"); and (4) the trade name "Inland," which is registered in the United States Patent and Trademark Office as U.S. Registration No. 2,786,134, together with all of the common law rights associated therewith (the "Inland Name", and together with the Inland Logo, the "Inland Marks") (the IRRETI Marks and the Inland Marks shall sometimes be referred to collectively as the "Trademarks");

           WHEREAS, Licensor is the owner of all right, title and interest in and to the Trademarks, together with the goodwill associated therewith; and

           WHEREAS, Licensor is willing to grant to Licensee certain rights to use the Trademarks subject to, and Licensee is willing to use the Trademarks in accordance with, all of the terms and conditions set forth herein.

           NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants set forth herein, the parties agree as follows:

I.     DEFINITIONS

           "Affiliate" shall mean, except as otherwise provided herein, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person through the ownership of voting securities, by contract or otherwise. With respect to Licensee, any entity representing a joint venture or similar arrangement in which

Licensee, or an entity controlled by Licensee, is the general partner or managing member shall be deemed to be an "Affiliate."

           "Change of Control Event" shall mean the occurrence of one or more of the following:

       a) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Licensee to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that any sale, lease, exchange or transfer to (including, without limitation, any merger or other business combination with or into) any of the following shall not constitute a Change of Control: (i) any Affiliate controlled by Licensee, (ii) Inland Real Estate Corporation, (iii) Inland Western Retail Real Estate Trust, Inc., (iv) Inland American Real Estate Trust, Inc., (v) The Inland Group, Inc., or (vi) any Affiliate controlled by any of the Persons listed in clauses (i) through (v) above (all of the Persons described in clauses (i) through (vi) above to be hereinafter sometimes referred to as the "Inland Companies");

       b) The approval by the holders of the outstanding shares of Licensee of any plan or proposal for the liquidation or dissolution of Licensee;

       c) Any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (other than any one or more of the Inland Companies) shall become the owner, directly or indirectly, beneficially or of record, of shares of Licensee representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of Licensee; or

       d) Following any change in the composition of the board of directors of Licensee, a majority of the board of directors of Licensee are not a combination of either (i) members of the board of directors of Licensee as of the date hereof, or (ii) members of the board of directors of Licensee whose nomination for election or election to the board of directors of Licensee has been recommended, approved or ratified by at least eighty percent (80%) of the board of directors of Licensee then in office who were either members of the board of directors of Licensee as of the date hereof or whose election as a member of the board of directors of Licensee was previously so approved pursuant to this clause (ii).

           "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

           "Real Estate Business" shall mean (i) any business activities conducted by Licensee so long as Licensee remains qualified as a "real estate investment trust" under Section 856 the Internal Revenue Code of 1986, as amended, and (ii) such business as is consistent with and limited to the description of the business of Licensee contained in the prospectus forming a part of the Registration Statement on Form S-11 (No. 333-50822), as amended, filed by Licensee with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

II.    GRANT OF LICENSE

       A. Licensor grants to Licensee a non-exclusive, royalty free right and license to use the Inland Name, together with the goodwill associated therewith, solely in connection with the Real Estate Business. Use of the Inland Name by Licensee shall comply with the terms and conditions of this Agreement.

       B. Licensor grants to Licensee an exclusive, royalty-free right and license to use the IRRETI Marks, together with the goodwill associated therewith, solely in connection with the Real Estate Business. Use of the IRRETI Marks by Licensee shall comply with the terms and conditions of this Agreement. Licensor shall be permitted to use the IRRETI Marks, consistent with Licensor's past practices and the use standards applicable to Licensee, (i) if such use may benefit Licensee in Licensor's general marketing programs, or (ii) in connection with the provision of services by Affiliates of Licensor to Licensee.

       C. Licensor grants to Licensee a non-exclusive, royalty-free right and license to use the Inland Logo, together with the goodwill associated therewith, solely for the purpose of sublicensing such mark to Licensee's wholly-owned property managers for use by said managers solely in connection with the Real Estate Business and in compliance with the terms and conditions of this Agreement.

       D. Licensee shall be permitted to sub-license the Inland Name and the IRRETI Marks, subject to the terms and conditions of this Agreement, solely for use in connection with the Real Estate Business, (1) to any direct or indirect wholly-owned Affiliate of Licensee, (2) to any Affiliate of Licensee other than a direct or indirect wholly-owned Affiliate of Licensee with the prior written consent of Licensor (which shall not be unreasonably conditioned, withheld or delayed), and (3) to any Person that is not an Affiliate of Licensee with the prior written consent of Licensor (in its sole discretion) (collectively, and together with Licensee's wholly-owned property managers who are granted sublicenses pursuant to IIC. herein, the "Sublicensees").

       E. Notwithstanding any provisions to the contrary herein, Licensee agrees that all sublicenses granted pursuant to the provisions set forth in IIC. and IID. herein shall be for a term of one (1) year and, if Licensee and Sublicensee choose to renew such sublicense, shall be automatically renewable for additional one (1) year term(s), provided that, at the time of such renewal, Sublicensee is an Affiliate of Licensee. If Sublicensee is not an Affiliate of Licensee at the time of such attempted renewal, Licensee shall provide Licensor with thirty (30) days' written notice of Licensee's intent to renew such sublicense. If Licensor does not object (in its sole discretion) to Licensee's written intentions to renew such sublicense within said thirty (30) day period, such sublicense shall be deemed renewed. Licensee shall promptly provide written notice to Licensor of the name of each new Sublicensee and shall inform Licensor whether such Sublicensee is an Affiliate of Licensee and, if so, whether it is a direct or indirect wholly-owned Affiliate of Licensee. Upon Licensor's request from time to time, Licensee shall deliver to Licensor a complete list of all Sublicensees. Licensee covenants and agrees that use of the Trademarks by each Sublicensee shall comply with the terms and conditions of this Agreement and that Licensee shall enter into a written agreement with each Sublicensee which shall incorporate terms and obligations which are at least as restrictive as those set forth herein. Licensee shall provide Licensor with copies of each and every such agreement upon request. Licensee shall be responsible for each Sublicensee's use of the Trademarks and, as such, Licensee shall be deemed to be in breach of this Agreement to the extent the actions of a Sublicensee would constitute a breach of this Agreement (subject to any and all cure periods granted herein). Under no circumstances may any Sublicensee license any of the Trademarks to another Person.

       F. Licensor hereby reserves any and all rights not expressly and explicitly granted in this Agreement including, but not limited to, Licensor's right to authorize or license use of any of the Inland Marks or any other trademarks, designs, domain names, trade names, names or designations which are the same, similar to (with the exception of the IRRETI Marks) or incorporate any of the Inland Marks, to any third party for any use whatsoever. Without limiting the rights reserved in the first sentence of this paragraph, Licensor hereby reserves any and all rights to use, authorize use or license use of any of the Inland Marks or any other trademarks, designs, domain names, trade names, names or designations which are the same, similar to (with the exception of the IRRETI Marks) or incorporate any of the Inland Marks in any geographic territory and in any language. For the avoidance of doubt, it is acknowledged and agreed that any trademarks or designs of a different color than the Blue Ball Logo shall not be deemed to be the same or similar to the Blue Ball Logo.

III.   OWNERSHIP OF THE TRADEMARKS

       A. The Trademarks are owned solely and exclusively by Licensor, and neither Licensee nor its Sublicensees has any further right, title or interest therein, except for the limited rights specifically granted herein.

       B. Licensee recognizes the significant value of the goodwill associated with the Trademarks, and (i) accepts that Licensor owns exclusive right, title and interest in and to the Trademarks and any and all goodwill pertaining thereto (including, without limitation, any trademark applications and/or registrations therefor); (ii) agrees that it will not directly or indirectly challenge the ownership or validity of, or otherwise impair, any intellectual property rights of Licensor in and to the Trademarks, or Licensor's ownership thereof, nor may it assist others in doing so, and (iii) agrees that all use of the Trademarks by Licensee shall inure solely to the benefit of Licensor. Licensee agrees that nothing in this Agreement shall give Licensee any right, title or interest in the Trademarks other than the right to use the Trademarks in accordance with this Agreement. Except as permitted in Subparagraph C below, Licensee agrees not to seek registration of the Trademarks, or any trademarks, designs, domain names, trade names, names or designations that would be an infringement upon the Trademarks, with any domestic or foreign governmental or quasi-governmental authority.

       C. Licensor or its Affiliates may file trademark applications to protect the IRRETI Marks, but Licensor is not required to do so, nor is Licensor required to renew or maintain registrations for the IRRETI Marks; provided, HOWEVER, that if Licensor or its Affiliates should elect not to maintain or renew registration of any of the IRRETI Marks or shall fail to commit to do so within five (5) business days following delivery of written notice by Licensee thereof

(which commitment Licensor or its Affiliates shall promptly pursue), Licensee shall have the right to effect registration of the IRRETI Marks in its own name and for its own benefit. Licensor shall file trademark applications to protect the Inland Marks and shall maintain such registrations, to the extent permitted under trademark law. Licensee agrees to assist Licensor, at Licensor's request and expense, in the procurement and maintenance of any protection of Licensor's rights in the Trademarks including, without limitation, in the prosecution of trademark applications for the Trademarks in Licensor's name.

IV.    USE OF THE TRADEMARKS

       A. In connection with its permitted use of the Trademarks, Licensee shall not represent that it has any interest in the Trademarks other than a license pursuant to this Agreement, and Licensee specifically acknowledges that its permitted use of the Trademarks shall not create in the Licensee any right, title or interest in the Trademarks other than pursuant to this Agreement.

       B. Without detracting from the generality of the foregoing, it is agreed and understood by Licensee that Licensee does not have permission to, without the express written consent of Licensor: (1) except as otherwise provided herein, transfer, sell or assign any right granted by this Agreement, or (2) modify any of the Trademarks in any manner whatsoever, except as set forth in the Usage Guidelines (defined below). Licensee further acknowledges and agrees that neither it nor any Sublicensee has the right to use the Trademarks in connection with products or services outside of the Real Estate Business.

       C. Licensee acknowledges the importance to Licensor of its reputation and goodwill and to the public of maintaining high, uniform standards of quality in the services provided in connection with the Trademarks. Licensee therefore agrees to maintain a standard of quality in its conduct of the Real Estate Business and its use of the Trademarks in connection therewith commensurate with, or better than, the high standard maintained by Licensor prior to the Effective Date, and agrees to conduct its Real Estate Business so as not to impair Licensor's reputation or goodwill in connection with the Trademarks. Licensee's use of the Trademarks shall comply with all applicable statutes, laws, ordinances, rules and regulations. To ensure that Licensor has the ability to protect the goodwill associated with the Trademarks and the validity and integrity of the Trademarks, and to prevent any deception to the public, Licensee shall, and shall cause each Sublicensee to, use the Trademarks in a manner consistent with Licensor's standard usage guidelines (the "Usage Guidelines") prescribed by Licensor from time to time and applied to all licensees of the Inland Marks, PROVIDED that Licensor shall apply the Usage Guidelines uniformly as to all licensees of the Inland Marks (including Licensee). Any modifications in the Usage Guidelines shall be delivered to Licensee in writing.

       D. To determine whether Licensee is complying with this Agreement, Licensor shall have the right to periodically monitor Licensee's and each Sublicensee's use of the Trademarks. Upon request by Licensor, Licensee shall provide Licensor with representative samples of each such use including, but not limited to, use on signage, marketing materials, letterhead, business cards, flags, checks, documents, promotional items, press releases and on the Internet. If Licensor determines that Licensee or any Sublicensee is using any of the Trademarks improperly and/or in a way that does not meet any standards or requirements set forth herein, Licensor shall notify Licensee, and Licensee shall remedy or shall cause the Sublicensee user to remedy, the improper use within thirty (30) business days following receipt of such notice from Licensor. In addition, if Licensor reasonably determines that Licensee or any of its Sublicensees are engaging in conduct or activities that dilute or damage the value of the goodwill associated with the Trademarks, in each case, Licensor shall provide written notice of such conduct or activities to Licensee, and Licensee shall, and shall cause its Sublicensees to, cease such conduct or activities as promptly as reasonably practicable and shall take all actions reasonably requested by Licensor to mitigate or remedy any such dilution or damage. Nothing contained in this clause D shall affect the rights of Licensor pursuant to Section VI.D.

       E. Licensee shall ensure that trademark, service mark and any and all other proprietary rights notices that are appropriate to protect the IRRETI Marks are conspicuously placed on all items bearing any of the IRRETI Marks used by Licensee and each Sublicensee in accordance with the Usage Guidelines. If Licensee learns that a third party is infringing or threatens to infringe the IRRETI Marks (the "IRRETI Infringement"), or if any Sublicensee notifies Licensee of any IRRETI Infringement (and each sublicense shall require Sublicensee to notify Licensee if Sublicensee learns of any IRRETI Infringement), then Licensee shall promptly notify Licensor, and the parties shall jointly act if necessary to terminate or otherwise address the IRRETI Infringement (including the appointment of joint counsel). Licensee agrees to cooperate and shall cause each Sublicensee to cooperate with Licensor and to provide support in such efforts. The expense of such jointly appointed counsel shall be borne fifty percent by Licensor and fifty percent by Licensee. If Licensee chooses to appoint additional counsel on its own, it shall be at Licensee's sole expense. Neither Licensee nor any Sublicensee shall take any action to prosecute or settle any such IRRETI Infringement without Licensor's written consent.

       F. Licensee shall ensure that trademark, service mark and any and all other proprietary rights notices that are appropriate to protect the Inland Marks are conspicuously placed on all items bearing any of the Inland Marks used by Licensee and each Sublicensee in accordance with the Usage Guidelines. In the event that Licensee or any Sublicensee learns that a third party is infringing or threatens to infringe the Inland Marks (the "Inland Infringement"), then Licensee or its Sublicensee (as the case may be) shall promptly notify Licensor, and Licensor shall take such steps as it believes appropriate (in its sole discretion) to terminate or otherwise address the Inland Infringement. Licensee agrees to cooperate and shall cause each Sublicensee to cooperate with Licensor and to provide support to Licensor in such efforts, at Licensor's expense. If Licensee chooses to appoint counsel on its own, it shall be at Licensee's sole expense. Neither Licensee nor any Sublicensee shall take any action to prosecute or settle any such Inland Infringement without Licensor's written consent.

V.     LEGEND; DISCLAIMER

           Upon Licensor's request, Licensee shall include or cause each Sublicensee to include: (1) a trademark legend consistent with the Usage Guidelines indicating that the Trademarks are owned by Licensor and are being used under license, and/or (2) a disclaimer consistent with the Usage Guidelines that Licensee or its Sublicensee, and not Licensor, has produced the materials and is responsible for the content thereof wherein any of the Trademarks may be used including, but not limited to, signage, marketing materials, letterhead, business cards, flags, checks, documents, promotional items, press releases or on the Internet. Further,

Licensee agrees to display and shall cause each Sublicensee to display in a manner consistent with the Usage Guidelines a trademark registration symbol (i.e., "(R)") immediately after the Trademarks at least once in any piece of printed or visual material in which they appear (and generally in its first appearance in such material), normally alongside the Trademarks. If the Trademarks appear in any printed or visual material (other than letterhead, envelopes or business cards) in which another trademark, design, domain name, trade name, name or designation not belonging to Licensor also appears, the words "A registered mark of The Inland Real Estate Group, Inc." (or such other legend as may be designated by Licensor in writing) shall appear in addition to the registration symbol next to the Logo(s).

VI.    TERM AND TERMINATION

       A. This Agreement shall remain in full force and effect for a term of ninety-nine (99) years, unless otherwise terminated as provided herein.

       B. Notwithstanding Subparagraph A hereof, in the case of a Change of Control Event, Licensor shall have the right to terminate this Agreement upon thirty (30) days written notice to Licensee, PROVIDED, HOWEVER, that if Licensor terminates this Agreement pursuant to this Subparagraph B, then Licensor shall provide Licensee with a reasonable opportunity to transition from its then existing use of the Trademarks to any other trademarks, logos or trade names as Licensee deems appropriate, as long as such trademarks, logos and trade names do not infringe upon the Trademarks. Such transition period shall be no more than sixty (60) days from the date of termination of this Agreement (the "Transition Period"). During the Transition Period, (i) Licensee agrees that it will not initiate any new use or expand its existing use of the Trademarks, and (ii) Licensor agrees not to pursue any claims of infringement against Licensee for its continued use of the Trademarks, provided that Licensee (and any Sublicensee) are otherwise in compliance with the surviving terms of this Agreement.

       C. If Licensor reasonably determines that Licensee or any of its Sublicensees are engaging in conduct or activities that materially dilute or damage the value of the goodwill associated with the Trademarks, in each case, Licensor shall provide written notice of such conduct or activities of Licensee, which notice shall explain in reasonable detail the nature of such conduct or activities. Subject to Article XXII, if Licensee fails to cease or cause to have ceased such conduct or activities as promptly as reasonably practicable and no later than sixty (60) days from receipt of such notice, or such longer period as the parties may mutually agree, Licensor may immediately terminate this Agreement. Such cure period shall not be available in the event of a repeated breach as a result of intentional conduct or the failure to implement reasonable standards or controls to prevent such repeated breach.

       D. If Licensor reasonably determines that Licensee, or a Sublicensee, has materially breached any provision of this Agreement, Licensor shall provide written notice of breach to Licensee, which notice shall provide reasonable detail as to the nature of the breach. Subject to Article XXII, if Licensee fails to cure such breach as promptly as reasonably practicable and no later than sixty (60) days from receipt of such notice, or such longer period as the parties mutually agree, Licensor may immediately terminate this Agreement. Such cure period shall not be available in the event of a repeated breach as a result of intentional conduct or the failure to implement reasonable standards or controls to prevent such repeated breach.

       E. In the event Licensee ceases use of any of the Trademarks for a period of nine (9) months, this Agreement shall immediately terminate without further notice.

       F. Upon the termination or expiration of this Agreement and expiration of the Transition Period, if applicable, the license granted hereunder shall immediately and automatically terminate, and Licensee agrees to immediately discontinue and to cause each Sublicensee to immediately discontinue any and all use of the Trademarks and to deliver up to Licensor, or its duly authorized representatives, all signage, marketing materials, letterhead, business cards, flags, checks, documents, promotional items, press releases, Internet usage and any and all other papers or materials upon which the Trademarks appear, and will at no time adopt or use, without Licensor's prior written consent, any word, phrase, colors, symbols, logos, marks or other designations which are similar to, or likely to be confusing with, any of the Trademarks.

VII.   OBLIGATIONS ON TERMINATION AND SURVIVAL

       Any termination of this Agreement shall not impair any other accrued rights or remedies of either Licensor or Licensee. Upon termination of this Agreement and following expiration of the Transition Period, if applicable, Licensee shall immediately cease and desist, and shall cause each of its Sublicensees to immediately cease and desist, from using any and all of the Trademarks, in accordance with the terms set forth herein. Nothing herein shall be construed to relieve Licensee of any obligations with respect to activities undertaken in connection with Licensee's operation and performance under this Agreement prior to the date of such expiration or termination including, but not limited to, Licensee's defense and indemnity obligations, and such obligations shall survive any such termination or expiration. Notwithstanding the above, to the extent applicable, the provisions of Articles III, IV, V, VII, XII, XIII, XIV and XXII shall survive any termination of this Agreement.

VIII.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF LICENSEE

       A. Licensee has full power and authority to enter into this Agreement. The execution and delivery by Licensee of this Agreement has been duly authorized by all necessary corporate action and no other proceedings on the part of Licensee are necessary to authorize the execution and delivery of this Agreement. This Agreement has been duly and validly executed and delivered by Licensee, and, assuming the due authorization, execution and delivery hereof by Licensor, constitutes or will constitute, as applicable, a legal, valid and binding agreement of Licensee, enforceable against Licensee in accordance with its terms, except that such enforcement may be subject to (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (2) general equitable principles.

       B. Licensee represents and warrants to Licensor that the licenses granted by this Agreement do not and shall not result in a breach of or constitute a default or violation under any agreement to which Licensee is subject or by which Licensee is bound.

       C. Licensee shall notify Licensor promptly if Licensee becomes aware of any event, circumstance, transaction or occurrence that would make any of the representations or warranties of Licensee contained in this Agreement not true in any respect.

       D. Licensee shall promptly deliver to Licensor any and all written notices and/or other written communications delivered to or received from: (1) any Person challenging or questioning the validity, ownership, use, enforceability, registerability and/or licensing of any of the Trademarks, (2) any Person challenging or questioning the validity of this Agreement or the licenses and rights granted under and pursuant to this Agreement, and/or (3) any governmental authority in regards to the validity, ownership, use, enforceability, registerability and/or licensing of any of the Trademarks.

       E. Licensee shall not take any actions that would reasonably be expected to affect the registered status or ownership, or create confusion regarding the ownership, of the Trademarks by Licensor.

       F. Licensee shall use reasonable efforts, and shall cooperate with Licensor, to correct any market confusion related to the use of the Inland Marks and the IRRETI Marks and other marks licensed by Licensor to other Affiliates of Licensor.

IX.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF LICENSOR

       A. Licensor owns title to the Trademarks free and clear of any and all liens, encumbrances, options and restrictions of every kind and description, except for any liens, encumbrances, options and restrictions that do not and will not significantly affect Licensee's or its Sublicensees' use and enjoyment of the Trademarks as contemplated by this Agreement. Licensor has not granted to any Person any rights to use or enjoy the IRRETI Marks or any portion thereof. Licensor has received no notice of, and has no knowledge of, any claims (1) alleging that the Trademarks infringe upon or otherwise violate any third party's intellectual property, or (2) challenging the validity, ownership, use, enforceability, registerability and/or licensing of any of the Trademarks.

       B. Licensor has full power and authority to enter into this Agreement. The execution and delivery by Licensor of this Agreement has been duly authorized by all necessary corporate action and no other proceedings on the part of Licensor are necessary to authorize the execution and delivery of this Agreement. This Agreement has been duly and validly executed and delivered by Licensor, and, assuming the due authorization, execution and delivery hereof by Licensee, constitutes or will constitute, as applicable, a legal, valid and binding agreement of Licensor, enforceable against Licensor in accordance with its terms, except that such enforcement may be subject to (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (2) general equitable principles.

       C. Licensor represents and warrants to Licensee that the licenses granted by this Agreement do not and shall not result in a breach of or constitute a default or violation under any agreement to which Licensor or the Trademarks are subject or by which Licensor or the Trademarks are bound.

       D. All of the Trademarks (other than the IRRETI Name) are registered and are in full force and effect and in good standing, and neither Licensor nor any agent, representative, attorney or employee of Licensor has received notice of any intention on the part of any party to revoke, cancel, suspend or modify any registration of such marks or to take any action or institute any proceedings to effect such a revocation, cancellation, suspension or modification.

       E. Neither the entering into of this Agreement nor the granting of the licenses and rights hereunder by Licensor shall constitute or result in a violation or breach by Licensor of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result in a violation by Licensor of any applicable law, order, rule or regulation of any governmental authority which would have a material and adverse effect on Licensee's or its Sublicensees' use of the Trademarks as contemplated by this Agreement. There are no actions, suits, litigation, proceedings or, to the knowledge of Licensor, investigations pending in any court or before or by any federal, district, country, or municipal department, commission, board, bureau, agency or other governmental instrumentality, against Licensor or involving any of the Trademarks, or to Licensor's knowledge, threatened against Licensor or any of the Trademarks, which (1) if adversely determined could prevent, restrict or limit the granting of the licenses and other rights herein granted or Licensee's or its Sublicensees' use and enjoyment of the Trademarks as contemplated by this Agreement, (2) challenge or question the validity, ownership, use, enforceability, registerability and/or licensing of any licensing of any of the Trademarks, (3) challenge or question the validity or enforceability of this agreement or any action taken by Licensor pursuant to this Agreement, or (4) affect any of the Trademarks. No approval, consent, order or authorization of, or designation, registration or filing with any governmental authority, agent or entity is required in connection with the due and valid execution and delivery of this Agreement by Licensor or Licensor's performance under this Agreement.

       F. Licensor has complied with any and all laws, statutes, ordinances, codes, rules and regulations applicable to the ownership, use, registerability or licensing of the Trademarks, except as would not have a material and adverse effect on Licensee's or its Sublicensees' use of the Trademarks as contemplated by this Agreement.

       G. Licensor shall not take any action with the intent to cause a material and adverse effect on Licensee's or its Sublicensees' use and enjoyment of the Inland Marks or the goodwill associated therewith pursuant to this Agreement. Licensor shall not take any action that could reasonably be expected to materially impair or have a material and adverse effect on Licensee's or its Sublicensees' use and enjoyment of the IRRETI Marks or the goodwill associated therewith pursuant to this Agreement.

       H. Licensor shall notify Licensee promptly if Licensor becomes aware of any event, circumstance, transaction or occurrence that would make any of the representations or warranties of Licensor contained in this Agreement not true in any respect.

       I. Licensor shall promptly deliver to Licensee any and all written notices and/or other written communications delivered to or received from: (1) any Person challenging or questioning the validity, ownership, use, enforceability, registerability and/or licensing of any of the Trademarks, (2) any Person challenging or questioning the validity of this Agreement or the licenses and rights granted under and pursuant to this Agreement, and/or (3) any governmental authority in regards to the validity, ownership, use, enforceability, registerability and/or licensing of any of the Trademarks.

       J. Licensor shall not license or permit any other party, including Affiliates of Licensor, to use the IRRETI Marks, except as set forth in this Agreement.

X.     INDEMNIFICATION

       A. BY LICENSOR. Licensor shall, and shall cause each of its Affiliates to, indemnify, defend and hold Licensee and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the "Licensee Indemnified Parties") harmless from and against any liability, losses, damages, claims, liens, expenses or causes of action including, but not limited to, reasonable legal fees and expenses ("Damages") that may be incurred by any of the Licensee Indemnified Parties, arising directly or indirectly out of, or in connection with, any willful or grossly negligent breach of this Agreement by Licensor. In the event of any claim by a third party that the use of Trademarks by Licensee or its Sublicensees as permitted by this Agreement violates any claim of right or ownership of any third party, Licensee shall provide Licensor with prompt written notice of such claim and Licensor shall have the right to assume control of the defense of any such claim; PROVIDED, that Licensor shall indemnify, defend and hold the Licensee Indemnified Parties harmless from and against all Damages that may be incurred by any Licensee Indemnified Party, arising directly or indirectly out of, or in connection with, any claim with respect to which Licensor elects to assume control of the defense.

       B. BY LICENSEE. Licensee shall, and shall cause each of its Sublicensees to, indemnify, defend and hold Licensor and its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the "Licensor Indemnified Parties") harmless from and against any liability, losses, damages, claims, liens, expenses or causes of action including, but not limited to, reasonable legal fees and expenses that may be incurred by any of the Licensor Indemnified Parties arising directly or indirectly out of, or in connection with, Licensee's or such Sublicensee's (1) use of any of the Trademarks, (2) any act or omission to act by Licensee or any Sublicensee constituting a breach under this Agreement, or (3) use of any of the Trademarks in a manner other than as permitted in this Agreement. Licensor shall provide Licensee with prompt written notice of any claim for which indemnification is sought and shall have the right to participate in the defense of any such claim.

XI.    BINDING EFFECT

          This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns, if any, of each party hereto.

XII.   GOVERNING LAW; JURISDICTION

          This Agreement shall be subject to and governed by the internal laws of the State of Illinois and the United States of America including, but not limited to, the Lanham Act (15 U.S.C. Section 1051 ET SEQ.), without regard to principles of choice of law. The parties each agree that all disputes arising hereunder shall be tried in the federal and state courts located in Cook

County, State of Illinois, and each party hereby agrees to submit to the exclusive jurisdiction of such courts.

XIII.  WAIVER

           Either party's failure to exercise any right under this Agreement shall not constitute a waiver of any other terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by such party of its right at any time thereafter to require exact and strict compliance with the terms of this Agreement.

XIV.   INDEPENDENT CONTRACTORS

           The parties acknowledge and agree that they are dealing with each other hereunder as independent contractors. Nothing contained in the Agreement shall be interpreted as constituting either party the joint venturer or partner of the other party or as conferring upon either party the power or authority to bind the other party in any transaction with third parties.

XV.    EQUITABLE RELIEF AND MONETARY DAMAGES

           Each party hereto recognizes and acknowledges that a breach by the other party to this Agreement will cause irreparable damage to the non-breaching party which cannot be readily remedied in monetary damages in an action at law. In the event of any default or breach by either party, the non-breaching party shall be entitled to seek immediate injunctive relief to prevent such irreparable harm, loss or dilution in addition to any other remedies available. Nothing herein shall limit a non-breaching party's right to seek monetary damages with respect to a breach.

XVI.   ENTIRE AGREEMENT

           This Agreement, including the exhibits and attachments hereto, and the Merger Agreement (as defined below) and the Ancillary Agreements (as defined in the Merger Agreement) each of which are hereto incorporated by reference herein, constitute the entire agreement between the parties and contains all of the terms and conditions of the agreement between the parties with respect to the subject matter hereof. This Agreement supersedes any and all other agreements, whether oral or written, between the parties hereto, including any Affiliates of Licensee, with respect to the subject matter hereof. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto.

XVII.  SEVERABILITY

           If any provisions of this Agreement, or the application of any such provisions to parties hereto, shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall nevertheless be valid, enforceable and shall remain in full force and effect, and shall not be affected, impaired or invalidated in any manner.

XVIII. HEADINGS

           The headings in this Agreement are inserted for convenience only and are not to be considered in the interpretation or construction of the provisions hereof.

XIX.   NOTICES

           All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (1) when delivered personally or by commercial messenger; (2) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (3) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

     LICENSOR:                               LICENSEE:
     The Inland Real Estate Group, Inc.      Inland Retail Real Estate Trust,
     2901 Butterfield Road                   Inc.
     Oak Brook, Illinois 60523               2901 Butterfield Road
     Attn: Robert H. Baum, General Counsel   Oak Brook, Illinois 60523
                                             Attn: Barry Lazarus

                                             With a copy to:


                                             Inland Retail Real Estate Trust,
                                             Inc.
                                             2901 Butterfield Road
                                             Oak Brook, Illinois 60523
                                             Attention:  Michael Moran

           A party's addresses for notice may be changed from time to time by notice given to the other party in the manner herein provided for giving notice.

XX.    FURTHER ASSURANCE

           Each party to this Agreement agrees to execute and deliver any and all documents, and to perform any and all further acts that may be reasonably necessary to carry out the provisions of this Agreement and the transactions contemplated hereby.

XXI.   COUNTERPARTS

           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

XXII.  ASSIGNMENT

           Licensor may assign this Agreement to any of its direct or indirect, wholly-owned Affiliates, provided that Licensor concurrently assigns the Trademarks to such Affiliate. Licensee shall not assign this Agreement without the express written consent of Licensor.

XXIII. ARBITRATION

           All disputes under this Agreement shall be governed by the arbitration provisions set forth in Section 10.4 of that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of August __, 2004, by and among, Licensee, certain wholly-owned subsidiaries of Licensee, Inland Retail Real Estate Advisory Services, Inc., Inland Southern Management Corp. ("Southern"), Inland Southeast Management Corp. ("Southeast"), Inland Mid-Atlantic Management Corp. ("Mid-Atlantic"), certain shareholders of Southern, Southeast and Mid-Atlantic, Inland Real Estate Investment Corporation, Daniel Goodwin, not personally, but solely as agent for the Manager Shareholders (as defined in the Merger Agreement), and Licensor. For purposes of this Agreement, the arbitration provisions of the Merger Agreement shall be deemed to survive for the term of this Agreement and, if applicable, any Transition Period.

           WHEREAS, the parties have caused this Agreement to be duly executed as of the date set forth above.

THE INLAND REAL ESTATE GROUP, INC., an Illinois corporation

By:
    ---------------------------
Name:
      ------------------------
Title:
       -----------------------


INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation

By:
    ---------------------------
Name:
      ------------------------
Title:
       -----------------------

                                                                      Appendix H

                       FORM OF SOFTWARE LICENSE AGREEMENT

           This Software License Agreement (the "Agreement"), dated as of _____________, 2004 (the "Effective Date"), is entered by and between Inland Computer Services, Inc., an Illinois corporation ("Licensor"), and Inland Retail Real Estate Trust, Inc., a Maryland corporation ("Licensee").

           WHEREAS, Licensor is the owner of certain software described in Attachment 1 (the "Owned Software") and is the licensee of certain software described in Attachment 1 (the "Third Party Software," and together with the Owned Software, the "Software");

           WHEREAS, Licensor has used the Software at the request and for the benefit of Licensee and/or its Affiliates (as defined herein) in connection with the Real Estate Business; and

           WHEREAS, Licensee is desirous of using the Software in connection with the Real Estate Business, and Licensor is willing to license such use of the Software, subject to the terms and conditions set forth in this Agreement.

           NOW, THEREFORE, in consideration of the mutual promises and obligations set forth below, the parties, intending to be bound, agree to the foregoing and as follows:

I.    DEFINITIONS.

      "Affiliate" shall mean, except as otherwise provided herein, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person through the ownership of voting securities, by contract or otherwise. With respect to Licensee, any entity representing a joint venture or similar arrangement in which Licensee, or an entity controlled by Licensee, is the general partner or managing member shall be deemed to be an "Affiliate."

      "Change of Control Event" shall mean the occurrence of one or more of the following:

        a) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Licensee to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that any sale, lease, exchange or transfer to (including, without limitation, any merger or other business combination with or into) any of the following shall not constitute a Change of Control: (i) any Affiliate controlled by Licensee, (ii) Inland Real Estate Corporation, (iii) Inland Western Retail Real Estate Trust, Inc., (iv) Inland American Real Estate Trust, Inc., (v) The Inland Group, Inc., or (vi) any Affiliate controlled by any of the persons or entity listed in clauses (i) through (v) above

           (all of the persons or entity described in clauses (i) through (vi) above to be hereinafter sometimes referred to as the "Inland Companies");

        b) The approval by the holders of the outstanding shares of Licensee of any plan or proposal for the liquidation or dissolution of Licensee;

        c) Any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (other than any one or more of the Inland Companies) shall become the owner, directly or indirectly, beneficially or of record, of shares of Licensee representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of Licensee; or

        d) Following any change in the composition of the board of directors of Licensee, a majority of the board of directors of Licensee are not a combination of either (i) members of the board of directors of Licensee as of the date hereof, or (ii) members of the board of directors of Licensee whose nomination for election or election to the board of directors of Licensee has been recommended, approved or ratified by at least eighty percent (80%) of the board of directors of Licensee then in office who were either members of the board of directors of Licensee as of the date hereof or whose election as a member of the board of directors of Licensee was previously so approved pursuant to this clause (ii).

      "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Real Estate Business" shall mean (i) any business activities conducted by Licensee so long as Licensee remains qualified as a "real estate investment trust" under Section 856 the Internal Revenue Code of 1986, as amended, and (ii) such business as is consistent with and limited to the description of the business of Licensee contained in the prospectus forming a part of the Registration Statement on Form S-11 (No. 333-50822), as amended, filed by Licensee with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

II.   GRANT.

      A. OWNED SOFTWARE. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, royalty-free, irrevocable (except as set forth in Article VIII below) right and license to use and copy the Owned Software, in object code format, solely in connection with the Real Estate Business.

      B. THIRD PARTY SOFTWARE. Subject to the terms and conditions of this Agreement and any applicable third party license, Licensor hereby grants to Licensee a non-exclusive, royalty-free, right and license to use the Third Party Software, solely in connection with the Real Estate Business. The Third Party Software may be used in whatever form and in whatever jurisdiction is permitted by the terms of applicable license to the Licensor. The foregoing license shall otherwise be co-extensive with the rights of the Licensor, including any restrictions of Licensor, under the applicable license; provided that upon request from Licensee, Licensor shall provide a copy of each applicable license to the extent permitted in the applicable license subject to any confidentiality restrictions. Licensee shall pay all fees and expenses of obtaining consents or new licenses with respect to Third Party Software to provide the license to Licensee hereunder.

      C. SUBLICENSES. Licensee shall be permitted to sub-license the Software, subject to the terms and conditions of this Agreement and any applicable third party license (1) to any direct or indirect wholly-owned Affiliate of Licensee (for so long as such party remains a wholly-owned Affilitate during the sublicense), (2) with the prior written consent of Licensor (which shall not be unreasonably conditioned, withheld or delayed), to any Affiliate of Licensee (for so long as such party remains an Affiliate during the sublicense) other than a direct or indirect wholly-owned Affiliate of Licensee and (3) with the prior written consent of Licensor (in its sole discretion), to any person or entity that is not an Affiliate of Licensee (collectively, "Sublicensees"). Upon Licensor's request from time to time, Licensee shall deliver to Licensor a list of all Sublicensees. Use of the Software by each Sublicensee shall, and Licensee shall cause each Sublicensee to, comply with the terms and conditions of this Agreement. Licensee shall be responsible for each Sublicensee's use of the Software and, as such, Licensee shall be deemed to be in breach of this Agreement to the extent the actions of a Sublicensee would constitute a breach of this Agreement (subject to any and all cure periods granted herein).

III.  RESTRICTIONS.

      A. TITLE. Subject to the licensed uses granted to Licensee hereunder, as between the parties hereto all right, title and interest in and to the Software is and at all times shall remain the sole and exclusive property of Licensor or its licensors. All rights not specifically granted to Licensee hereunder shall remain with Licensor or its licensors.

      B. SUBLICENSING. Licensee shall not rent, lease, lend, sell, sublicense (except as expressly permitted in Article II), distribute, furnish, assign or otherwise transfer the Software to or use the Software for the benefit of any third party including, without limitation, use of the Software in any outsourcing, timesharing or service bureau arrangement. Licensee shall not modify, alter, adapt, translate, reverse engineer, decompile, disassemble or create any derivative works based on the Software.

      C. PROPRIETARY NOTICES. Licensee shall not remove, obscure, alter or tamper with any copyright notice, trademarks or other proprietary notices affixed to or contained within the Software.

IV.   SOFTWARE MEDIA AND TECHNICAL INFORMATION.

      Subject to the third party licenses, Licensor shall provide Licensee, at no charge, with (A) the object code version of the Software in CD or other mutually agreed media form, (B) manuals and user guides to allow usage of the Software (including upgrades and Licensor Improvements) consistent with the license granted herein and (C) reasonable access to the Owned Software source code (as described in subparagraph C of Article V). Licensee shall have the right as part of the license granted herein to make as many additional copies of the materials provided pursuant to clauses (A) and (B) of the foregoing sentence for its and its Sublicensees own internal use as it may reasonably determine.

V.    UPDATES, ENHANCEMENTS, SUPPORT, MAINTENANCE AND IMPROVEMENTS.

      A. LICENSOR UPDATES AND ENHANCEMENTS. For so long as Licensee is receiving services from Licensor under the Computer Services Agreement, dated as of the date hereof, by and between Licensee and Licensor (the "Services Agreement"), Licensee shall receive all improvements, updates, upgrades, enhancements, modifications or redesigns to and new versions of the Owned Software applicable to the Real Estate Business and that are provided to any other Affiliates of Licensor (collectively, the "Licensor Improvements"), and such Licensor Improvements shall become subject to the terms of this Agreement. Upon request of Licensee, Licensor may, but shall not be obligated to, maintain and make improvements to the Owned Software for compensation to be agreed upon by Licensee and Licensor; PROVIDED, HOWEVER, any such improvements shall be considered Software hereunder.

      B. SUPPORT AND MAINTENANCE. For so long as Licensee is receiving services from Licensor under the Services Agreement, Licensee shall be entitled to all support and maintenance with respect to the Third Party Software as provided to Licensor under the applicable license to the Licensor consistent with such applicable license.

      C. SOURCE CODE. Upon request of Licensee, and solely for purposes of enabling Licensee to maintain or improve the Owned Software, Licensor shall make the source code of the Owned Software available to Licensee or a third party or parties to be designated by Licensee, subject to such commercially reasonable limitations and restrictions as Licensor deems necessary or appropriate.

      D. LICENSEE IMPROVEMENTS. Any improvements, modifications, redesigns or changes to the Software made by or on behalf of Licensee or otherwise, or any new software developed by or on behalf of Licensee or otherwise that is based on, derived from or related to the Software (collectively, the "Licensee Improvements") shall be and remain the property of Licensor and shall be deemed Software hereunder. Licensee shall provide Licensor with all source code, object code and documentation for any and all such Improvements within a reasonable period of time after their creation. Licensee shall and shall ensure that any third parties that create Licensee Improvements assign any and all rights in and to such Licensee Improvements, without further consideration, to Licensor within a reasonable period of time after their creation.

VI.   WARRANTIES.

      A.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF LICENSOR.

           1. Licensor represents and warrants that it has all necessary authority to enter into this Agreement and to grant the rights and license provided herein, and that the execution, delivery or performance of this Agreement will not violate or cause a default under any agreement by which the Licensor is bound. Licensor has no knowledge that the Software or the use thereof infringes the intellectual property rights of any third party.

           2. Licensor owns title to the Owned Software and, to Licensor's knowledge, Licensor has valid license to the Third Party Software, in each case, free and clear of any and all liens, encumbrances, options and restrictions of every kind and description, except for any liens, encumbrances, options and restrictions that do not and will not significantly affect Licensee's and/or its Affiliates' use and enjoyment of the Software as contemplated by this Agreement. Licensor has not granted to any Person any rights to use or enjoy the Software which would have a material and adverse effect on Licensee's or its Sublicensees' use of the Software as contemplated by this Agreement. Licensor has received no notice of, and has no knowledge of, any claims (A) alleging that the Software infringe upon or otherwise violate any third party's intellectual property, or (B) challenging the validity, ownership, use, enforceability, registerability and/or licensing of any of the Software.

           3. Neither the entering into of this Agreement nor the granting of the licenses and rights hereunder by Licensor shall constitute or result in a violation or breach by Licensor of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result in a violation by Licensor of any applicable law, order, rule or regulation of any governmental authority which would have a material and adverse effect on Licensee's or its Sublicensees' use of the Software as contemplated by this Agreement. There are no actions, suits, litigation, proceedings or, to the knowledge of Licensor, investigations pending in any court or before or by any federal, district, country, or municipal department, commission, board, bureau, agency or other governmental instrumentality, against Licensor or involving the Owned Software, or to the best of Licensor's knowledge threatened against Licensor or the Owned Software, which (A) if adversely determined could prevent, restrict or limit the granting of the licenses and other rights herein granted or Licensee's or its Sublicensees' use and enjoyment of the Owned Software as contemplated by this Agreement, (B) challenge or question the validity, ownership, use, enforceability, registerability and/or licensing of the Owned Software, (C) challenge or question the validity or enforceability of this agreement or any action taken by Licensor pursuant to this Agreement, or (D) affects the Owned Software. No approval, consent, order or authorization of, or designation, registration or filing with any governmental authority, agent or entity is required in connection with the due and valid execution and delivery of this Agreement by Licensor or Licensor's performance under this Agreement.

           4. To Licensor's knowledge, the Owned Software will be free, at the time of receipt by Licensee, of any computer virus, software locks or other such unauthorized code. Unauthorized code includes harmful programs or data incorporated into the Owned Software which destroys, erases, damages or otherwise disrupts the normal operation of the Owned Software or other programs, hardware or systems utilized by Licensee. Unauthorized code also includes any mechanism, such as password checking, CPU serial number checking or time dependency, that could hinder Licensee's freedom to fully exercise its rights under this Agreement.

           5. Licensor shall notify Licensee promptly if Licensor becomes aware of any event, circumstance, transaction or occurrence that would make any of the representations or warranties of Licensor contained in this Agreement not true in any respect.

           6. Except as set forth in Article XI.B hereof, Licensor agrees that it shall (A) vigorously challenge and defend any and all suits, causes of action and other claims of third parties in regards to the validity, ownership, use, enforceability, registerability and/or licensing of any of the Owned Software, and (2) pursue any and all actions in regards to any actual or potential misuse or misappropriation of, or any actual or potential infringement of, the Owned Software.

      B. PASS-THROUGH. To the extent consistent with Licensor's licenses with third parties, Licensor hereby assigns, and shall assign, to Licensee all warranties, representations and indemnities granted to Licensor by third parties in the applicable licenses to the Third Party Software, and all remedies of breach of such warranties, representations and indemnities. Licensor shall use commercially reasonable efforts, consistent with past practice, to enforce the terms and conditions of the applicable licenses to the Third Party Software as against the respective licensors with respect to its remedies under such licenses.

      C.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LICENSEE.

           1. Licensee represents and warrants that it has all the necessary authority to enter into and perform its obligations under this Agreement. Licensee represents and warrants that the execution, delivery or performance of this Agreement will not violate or cause a default under any agreement by which Licensee is bound.

           2. Licensee shall notify Licensor promptly if Licensee becomes aware of any event, circumstance, transaction or occurrence that would make any of the representations or warranties of Licensee contained in this Agreement not true in any respect.

      D. DISCLAIMER OF WARRANTIES. LICENSOR HEREBY DISCLAIMS WITH RESPECT TO THE SOFTWARE WARRANTIES, DUTIES OR CONDITIONS OF OR RELATED TO MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS SET FORTH IN THIS ARTICLE VI, THE ENTIRE RISK AS TO THE QUALITY, OR ARISING OUT OF THE USE OR PERFORMANCE OF THE SOFTWARE (INCLUDING ANY DECISIONS MADE OR ACTIONS TAKEN BASED ON INFORMATION OBTAINED USING THE SOFTWARE), REMAINS WITH LICENSEE.

VII.  PROTECTION OF THE SOFTWARE.

      In the event that Licensee learns that a third party is infringing or threatens to infringe Licensor's intellectual property rights in the Software, it shall promptly notify the Licensor, and Licensor shall take such steps to enforce its rights in the Software against such infringement as Licensor shall determine appropriate, in its sole and exclusive discretion. Licensee agrees to cooperate with Licensor and to provide reasonable support to Licensor in such effort.

VIII. TERM AND TERMINATION.

      A. TERM. Subject to the termination provisions provided in this Article VIII, this Agreement shall continue for a period of five (5) years from the Effective Date (the "License Term"); PROVIDED that the License Term shall be automatically renewed for consecutive one (1) year terms unless either party provides written notice of termination not less than one hundred and eighty
(180) days prior to the expiration of such License Term (or, if applicable, such previous renewal).

      B. TERMINATION: BREACH. If Licensor reasonably determines that Licensee, or any Sublicensee, has materially breached any covenant or condition or agreement to be performed or observed by Licensee hereunder or is materially in breach of any representation contained herein, Licensor shall provide written notice of breach to Licensee, which notice shall provide reasonable detail as to the nature of the breach. If Licensee fails to cure such breach within thirty
(30) days from receipt of such notice, or such longer period as the parties mutually agree, Licensor may immediately terminate this Agreement.

      C. TRANSITION: CHANGE OF CONTROL EVENT. In the case of a Change of Control Event, Licensor shall have the right to terminate this Agreement upon thirty (30) days written notice to Licensee.

      D. TRANSITION PERIOD. Upon termination of this Agreement pursuant to Subparagraph A or Subparagraph C, Licensor shall provide Licensee with a reasonable opportunity to transition from its use of the Software to any other software as Licensee deems appropriate, which transition period shall be not more than ninety (90) days from the date of termination of this Agreement (the "Transition Period"). During the Transition Period, Licensor agrees not to pursue any claims of infringement against Licensee for its continued use of the Software, provided that Licensee (and any Sublicensees) are otherwise in compliance with the surviving terms of this Agreement.

      E. OBLIGATIONS ON TERMINATION. Any termination of this Agreement, or any portion thereof, shall not impair any other accrued rights or remedies of either Licensor or Licensee or any Sublicensee. Upon termination of this Agreement, or any portion thereof, with respect to the Third Party Software and/or the Owned Software, or upon the expiration of the Transition Period, if applicable, Licensee and its Affiliates shall immediately cease and desist from using the Third Party Software and/or Owned Software, as applicable, and all right, title and interest that Licensee or any Sublicensee may have in the Third Party Software and/or Owned Software, as applicable, shall vest in Licensor immediately and automatically, without the need of further action.

IX.   CONFIDENTIALITY.

      The Software, including its existence and features, documentation and related information are proprietary and confidential information to Licensor or its licensors. Except as specifically provided in this Agreement, Licensee agrees not to disclose or provide the Software, documentation or any related information (including the Software features or the results of use, testing or benchmarks of the Software) to any third party without the express prior written consent of Licensor. However, Licensee may disclose confidential information in accordance with judicial or other governmental order, provided Licensee shall give Licensor reasonable written notice prior to such disclosure and shall comply with any applicable protective order or equivalent. Further, Licensee shall not be liable to Licensor for disclosure of information which Licensee can prove: (A) is already known to Licensee without an obligation to maintain the same as confidential; (B) becomes publicly known through no wrongful act of Licensee; (C) is rightfully received from a third party without breach of an obligation of confidentiality owed to Licensor; or (D) is independently developed by Licensee. Licensee promptly shall notify

Licensor of any unauthorized disclosure, distribution, dissemination or misappropriation of the confidential information or any unauthorized use of the Software.

X.    EQUITABLE RELIEF AND MONETARY DAMAGES.

      Each party hereto recognizes and acknowledges that a breach by the other party to this Agreement will cause irreparable damage to the non-breaching party which cannot be readily remedied in monetary damages in an action at law. In the event of any default or breach by either party, the non-breaching party shall be entitled to seek immediate injunctive relief to prevent such irreparable harm or loss in addition to any other remedies available. Nothing herein shall limit a non-breaching party's right to seek monetary damages with respect to a breach.

XI.   INDEMNIFICATION.

      A. BY LICENSOR. Licensor shall, at its own expense, defend, indemnify, and hold harmless Licensee and its directors, officers, employees, agents, successors and assigns (the "Licensee Indemnified Parties") from and against any and all claims, demands, losses, damages or liabilities ("Damages") incurred by any Licensee Indemnified Party as a result of any action, suit, proceeding, demand, assessment or judgment which, if true would constitute a breach of Licensor's obligations hereunder.

      B. BY LICENSEE. Licensee shall, at its own expense, defend, indemnify, and hold harmless Licensor and its directors, officers, employees, agents, successors and assigns (the "Licensor Indemnified Parties") from and against any and all Damages incurred by any Licensor Indemnified Party as a result of any action, suit, proceeding, demand, assessment or judgment which, if true would constitute a breach of Licensee's obligations hereunder.

XII.  [RESERVED].

XIII. MISCELLANEOUS.

      A. NO CONSTRUCTION AGAINST DRAFTER. The parties agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity in such agreement shall not apply to the terms and conditions of this Agreement.

      B. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns, if any, of each party hereto.

      C. GOVERNING LAW; JURISDICTION. This Agreement shall be subject to and governed by the internal laws of the State of Illinois and the United States of America, without regard to principles of choice of law. The parties each agree that all disputes arising hereunder shall be tried in the federal and state courts located in Cook County, State of Illinois, and each party hereby agrees to submit to the exclusive jurisdiction of such courts.

      D. WAIVER. Either party's failure to exercise any right under this Agreement shall not constitute a waiver of any other terms or conditions of this Agreement with respect to any other or subsequent breach, nor a waiver by such party of its right at any time thereafter to require exact and strict compliance with the terms of this Agreement.

      E. INDEPENDENT CONTRACTOR. The parties acknowledge and agree that they are dealing with each other hereunder as independent contractors. Nothing contained in the Agreement shall be interpreted as constituting either party the joint venturer or partner of the other party or as conferring upon either party the power or authority to bind the other party in any transaction with third parties.

      F. ENTIRE AGREEMENT. This Agreement, including the exhibits and attachments hereto, and the Merger Agreement (as defined below) and the Ancillary Agreements (as defined in the Merger Agreement), each of which are hereto incorporated by reference herein, constitute the entire agreement between the parties and contain all of the terms and conditions of the agreement between the parties with respect to the subject matter hereof and this Agreement supersedes any and all other agreements, whether oral or written, between the parties hereto with respect to the subject matter hereof. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto.

      G. SEVERABILITY. If any provisions of this Agreement, or the application of any such provisions to parties hereto, shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall nevertheless be valid, enforceable and shall remain in full force and effect, and shall not be affected, impaired or invalidated in any manner.

      H. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered in the interpretation or construction of the provisions hereof.

      I. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (1) when delivered personally or by commercial messenger; (2) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (3) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

LICENSOR:                                    LICENSEE:
The Inland Real Estate Group Inc.            Inland Retail Real Estate Trust, Inc.
2901 Butterfield Road                        2901 Butterfield Road
Oak Brook, Illinois 60523                    Oak Brook, Illinois 60523
Attn: Robert H. Baum, General Counsel        Attn: Barry Lazarus

                                             With a copy to:

                                             Inland Retail Real Estate Trust, Inc.
                                             2901 Butterfield Road
                                             Oak Brook, Illinois 60523
                                             Attention: Michael Moran

      A party's addresses for notice may be changed from time to time by notice given to the other party in the manner herein provided for giving notice.

      J. FURTHER ASSURANCE. Each party to this Agreement agrees to execute and deliver any and all documents, and to perform any and all further acts that may be reasonably necessary to carry out the provisions of this Agreement and the transactions contemplated hereby.

      K. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

      L. ASSIGNMENT. Licensor may, in its sole discretion, assign this Agreement to another Person; PROVIDED that such Person also assume all of Licensor's obligations under the Services Agreement. Licensee shall be entitled to assign this Agreement to another Person only upon the prior written consent of Licensor.

      M. ARBITRATION. All disputes under this Agreement shall be governed by the arbitration provisions set forth in Section 10.4 of that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of August __, 2004, by and among, Licensee, certain wholly-owned subsidiaries of Licensee, Inland Retail Real Estate Advisory Services, Inc., Inland Southern Management Corp., Inland Southeast Management Corp., Inland Mid-Atlantic Management Corp., Inland Real Estate Investment Corporation, Daniel Goodwin, not personally, but solely as agent for the Manager Shareholders (as defined in the Merger Agreement), and Licensor. For purposes of this Agreement, the arbitration provisions of the Merger Agreement shall be deemed to survive for the Term of this Agreement and, if applicable, any Transition Period.

      WHEREAS, the parties have caused this Agreement to be duly executed as of the date set forth above.

THE INLAND COMPUTER SERVICES, INC.,
an Illinois corporation

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

INLAND RETAIL REAL ESTATE TRUST, INC.,
a Maryland corporation

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                  ATTACHMENT 1

                                    SOFTWARE

1.    OWNED SOFTWARE

          SYSTEM                     MAJOR FUNCTIONS
          ------                     ---------------
          Accounting                 General Ledger, Accounts Payable, Accounts Receivable

          Property Management        Tenant Billing and Receivables, Lease Tracking,
                                     Property Financials, Expense Recovery, Accounts
                                     Payable, General Ledger, Interface to Partner/REIT
                                     financials

          Real Estate Investments    Investor Portfolio Tracking, Tax Reporting, Sales
                                     Tracking, Distributions, Commissions, Certificates,
                                     Confirmations, Interface to DST Fanmail, Historical
                                     Reporting, Asset Management and Performance Tracking.

          Property Taxes             Record keeping and tax reduction

          Web Sites                  Marketing information, Database of Property Listings,
                                     Investor/REP REIT summary of shares and distributions
                                     (secure)

2.    THIRD PARTY SOFTWARE

      MS Windows 98 2nd Edition
      MS Windows 2000
      MS Windows XP
      MS Office Standard (Excel, Outlook, PowerPoint, Word)
      MS Office Professional (Access, Excel, Outlook, PowerPoint, Word)
      Argus
      Adobe Acrobat Standard
      MS Streets & Trips
      Alchemy
      Smart Draw
      FAS Best Accounting Software

                                                                      Appendix I


                      FORM OF REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into effective as of the __ day of ____, 2004, by and among Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "REIT"), Inland Real Estate Investment Corporation, a Delaware corporation ("IREIC"), and the persons identified on SCHEDULE A attached hereto (the "Schedule A Shareholders"; each of IREIC and the Schedule A Shareholders being hereinafter referred to as a "Shareholder" and collectively the "Shareholders").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated ____ __, 2004 (the "Merger Agreement"), the REIT acquired from IREIC all of the outstanding equity securities of Inland Retail Real Estate Advisory Services, Inc., and the REIT acquired from the Schedule A Shareholders all of the outstanding equity securities of Inland Southeast Property Management Corp., Inland Southern Management Corp., and Inland Mid-Atlantic Management Corp., for shares of common stock, par value $.01 per share, of the REIT (the "Common Stock").

     WHEREAS, pursuant to the Merger Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Shareholders are being granted registration rights with respect to their shares of Common Stock.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

     1. (a) PIGGYBACK REGISTRATION. If the REIT shall file a registration statement (other than a registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") for the account of holders of REIT common stock other than Eligible Holders while any Registrable Securities (as hereinafter defined) are outstanding, the REIT shall give all holders of any Registrable Securities (each, an "Eligible Holder" and collectively, the "Eligible Holders") at least 30 days' prior written notice of the filing of such registration statement. If requested by an Eligible Holder in writing within 20 days after receipt of any such notice, the REIT shall, at the REIT's sole expense (other than the fees and disbursements of counsel for the Eligible Holders, and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), register all or, at each Eligible Holder's option, any portion of the Registrable Securities of any Eligible Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges or inter-dealer quotation systems, if any, on which the REIT's common stock is being sold or quoted, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the REIT in writing that, in the opinion of the managing underwriter, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities of non-Eligible Holders to be registered by the REIT would materially adversely affect the distribution of the Registrable Securities and the other securities proposed to be registered, the REIT will include in such registration first, the securities that the REIT proposes to sell, second, the Registrable Securities requested to be included in such registration pro rata among the holders of such Registrable Securities on the basis of the number of shares which are owned, and third, other securities requested to be included in such registration. As used herein, "Registrable Securities" shall mean the shares of Common Stock which were issued pursuant to the Merger Agreement (including any securities issuable or issued with respect thereto) and which have not been previously sold to the public pursuant to a registration statement or pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     (b) DEMAND REGISTRATION. If at any time after the first anniversary of this Agreement, the REIT shall receive a written request from Eligible Holders who in the aggregate own at least 50% of the total number of shares of Common Stock then included in the Registrable Securities (the "Majority Holders"), to register the sale of all or part of such Registrable Securities, the REIT shall, as promptly as practicable, and in any event not later than forty-five (45) days after such request, at the REIT's sole cost and expense (other than the fees and disbursements of counsel for the Eligible Holders, and the underwriting discounts if any, payable in respect of the Registrable Securities sold by the Eligible Holders), prepare and file with the Commission a registration statement on Form S-3 for only the Eligible Holders, so long as either (i) such registration covers the resale of all of the Registrable Securities or (ii) the anticipated aggregate offering price contemplated by such registration is at least $10,000,000. Within five business days after receiving any request contemplated by this Section 1(b), the REIT shall give written notice to all the other Eligible Holders, advising each of them that the REIT is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Registrable Securities, provided that the REIT receives a written request to do so from such Eligible Holder within thirty (30) days after receipt by him or it of the REIT's notice. In the event that Form S-3 is unavailable for such a registration, the REIT shall use such other form as is available for such a registration, subject to the provisions below. The REIT shall use its best efforts to have the registration statement declared effective by the Commission as soon as practicable and within ninety (90) days of its filing. If at any time after the first anniversary of this Agreement, Form S-3 is not available for any registration of Registrable Securities hereunder, the REIT shall (A) register the sale of the Registrable Securities on another appropriate form and (B) undertake to register the Registrable Securities on Form S-3 as soon as such form is available (a "Replacement Registration"), provided that the REIT shall maintain the effectiveness of the registration statement then in effect until such time as the Replacement Registration covering the Registrable Securities has been declared effective by the Commission so long as the anticipated aggregate offering price contemplated by such registration is at least $10,000,000. Notwithstanding any provision to the contrary contained herein, the REIT shall not be obligated to effect more than a total of three (3) registrations on any form other than Form S-3 during the term of this Agreement; provided that the REIT shall not be obligated to effect any such non-Form S-3 registrations within six (6) months of each other, based on the effective date thereof, but not taking into account, any registration pursuant to Section 1(a) or any registrations that fail to become effective or to remain effective for the contemplated period of effectiveness.

     (c)  In the event of a registration pursuant to the provisions of this
Section 1, the REIT shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as an Eligible Holder who has shares which were included in such Section 1 registration may reasonably request; provided, however, that the REIT shall not be required to qualify to do business in any state by reason of this Section 1(c) in which it is not otherwise required to qualify to do business.

     (d) The REIT shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Registrable Securities covered thereby. The REIT shall keep each registration statement referred to in Section 1(b) hereof effective at all times until the earlier of: (i) the date as of which the Shareholders may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto); or (ii) the date on which the Shareholders shall have sold to the public all the Registrable Securities.

     (e)  In the event of a registration pursuant to the provisions of this
Section 1, promptly after each document is filed with the Commission the REIT shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

     (f)  In the event of a registration pursuant to the provisions of this
Section 1, promptly after effectiveness the REIT shall furnish each Eligible Holder of any Registrable Securities so registered with an opinion of counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act and the rules and regulations thereunder, and with the rules and regulations of any applicable state or blue sky authority and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 1(c) hereof.

     (g)  In the event of a registration pursuant to the provisions of this
Section 1, the REIT will bear all reasonable expenses (other than underwriting discounts and commissions and the fees and disbursements of counsel for the Eligible Holders), including, without limitation, all registration, filing, listing and qualifications fees, transfer agent fees, printers and accounting fees, fees relating to any blue sky survey and other documents relating to the performance of and compliance by the REIT with this Agreement and the fees and disbursements of counsel for the REIT.

     (h) The REIT agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144. The REIT shall furnish to each holder of Registrable Securities, promptly upon request: (i) any information as may be reasonably requested to permit such holders to sell such securities pursuant to Rule 144 without registration, including a written statement by the REIT that is has complied with the reporting requirements of the Securities Exchange Act of 1934 necessary for such holder to sell such securities pursuant to Rule 144; and (ii) a copy of the most recent annual or quarterly report of the REIT and such other reports and documents so filed by the REIT.

     (i) The REIT shall notify the Eligible Holders of the Registrable Securities promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

     (j) The REIT shall promptly notify the Eligible Holders of the Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and shall promptly prepare and furnish to them such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Eligible Holders agree to discontinue offers and sales of the Registrable Securities from and after such notice until delivery of such prospectus supplement or amendment.

     (k)  If requested by the underwriter for any underwritten offering under
Section 1(a) in which Registrable Securities are included or the underwriter for any underwritten offering of Registrable Securities on behalf of Eligible Holders of Registrable Securities pursuant to a registration requested under
Section 1(b) hereof, the REIT and such Eligible Holders will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the REIT and the REIT's counsel, such Eligible Holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by the REIT and such Eligible Holder of Registrable Securities (provided, however, that the representations and warranties required of an Eligible Holder shall only relate to a description of such Eligible Holder and its holding of REIT capital stock) and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2 hereof.

     (l) In the case of a registration requested under Section 1(b), the holders of a majority of the Registrable Securities initially included in such registration shall have the right to select the investment banker(s) and manager(s), if any, to administer any underwritten offering pursuant to such registration, subject to the REIT's approval of such person(s), which approval shall not be unreasonably withheld.

     (m) Following the effective date of any registration statement filed pursuant to this Agreement and subject to the limitations set forth herein, the REIT shall be entitled, from time to time, to notify (the "Blackout Notice") in writing the Eligible Holders to discontinue offers or sales of shares pursuant to such registration statement for Registrable Securities for the period of time stated in the notice (the "Blackout Period"), if the REIT determines, in its reasonable judgment, that the disclosure required in connection with the offers and sales of the Registrable Securities could materially damage the REIT's ability to successfully complete an acquisition, corporate reorganization, securities offering or other voluntary transaction undertaken by the REIT (which information the REIT would not be required to disclose at such time other than in connection with the Eligible Holders' registration statement) that is material to the REIT. No single Blackout Period shall extend longer than sixty
(60) consecutive calendar days; provided, that the REIT shall use its reasonable best efforts to keep the length of any Blackout Period as short as practicable given the then existing circumstances, and in the aggregate Blackout Periods shall not exceed one hundred twenty (120) days in any consecutive twelve (12) month period. The Eligible Holders hereby agree to discontinue offers and sales of such shares registered pursuant to this Agreement during any Blackout Period.

     (n) Each Eligible Holder who holds at the time of the request one percent or more of the capital stock of REIT hereby agrees not to sell, transfer or otherwise dispose, or effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the REIT, or any securities convertible into or exchangeable or exercisable for such securities, during the 90 day period beginning on the effective date of any registration pursuant to
Section 1(a) or Section 1(b) for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless (i) the underwriters managing the registered public offering otherwise agree or request a shorter holdback period in connection with such offering, (ii) such holder has entered into an obligation to sell, transfer or otherwise dispose of equity securities of the REIT pursuant to the terms of an agreement entered into prior to the date of notice to the Eligible Holders with respect to a registration pursuant to
Section 1(a) or prior to the date of the demand for registration by the Majority Holders with respect to a registration pursuant to Section 1(b), or (iii) such holder transfers such equity securities pursuant to a bona fide gift of such securities or pursuant to a transaction consummated for purposes of estate planning, where the transferee has represented that it is acquiring such shares for investment purposes and without an intent to engage in a public distribution thereof. Notwithstanding the foregoing, the holders of Registrable Securities shall be entitled to transfer any Registrable Securities to an Affiliate (as defined in the Merger Agreement) of such holder, provided, however, that such transfer complies with applicable securities laws (as supported by the receipt of a legal opinion to that effect) and that any such transferee agrees to be bound by the terms of this provision and to enter into a similar agreement with the managing underwriter on its own behalf.

     (o) Other than the Eligible Holders, the REIT will not, and will not agree to, allow the holders of any securities of the REIT to include any of their securities in any registration statement demanded under Section 1(b) hereof, or any amendment or supplement thereto, without the consent of a majority of the Eligible Holders.

     2. INDEMNIFICATION. (a) Subject to the conditions set forth below, the REIT agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or
(B) in any application or other document or communication (in this Section 2 collectively called an "Application") executed by or on behalf of the REIT or based upon written information furnished by or on behalf of the REIT filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the REIT with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of such Eligible Holder's failure to comply with the terms and provisions of this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the REIT may otherwise have, including liabilities arising under this Agreement.

     If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "Indemnified Party") in respect of which indemnity may be sought against the REIT pursuant to the foregoing paragraph, such Indemnified Party shall promptly notify the REIT in writing of the institution of such action (but the failure so to notify shall not relieve the REIT from any liability except if REIT is materially prejudiced by such failure and the REIT shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such Indemnified Party), provided that the Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by the REIT in connection with the defense of such action or the REIT shall not have promptly employed counsel reasonably satisfactory to such Indemnified Party, or such Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other Indemnified Parties which are different from or additional to those available to the REIT, in any of which events such fees and expenses shall be borne by the REIT and the REIT shall not have the right to direct the defense of such action on behalf of the Indemnified Party. Anything in this Section 2 to the contrary notwithstanding, the REIT shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld or delayed. The REIT shall not, without the prior written consent of each Indemnified Party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each Indemnified Party from all liability and obligations in respect of such action. The REIT agrees promptly to notify Eligible Holders of the commencement of any litigation or proceedings against the REIT or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, final prospectus, registration statement, or amendment or supplement thereto, or any Application relating to any sale of any Registrable Securities.

     The REIT shall further reimburse any Indemnified Party promptly for, or at the Indemnified Party's option, advance amounts sufficient to cover, any reasonable legal or other fees or expenses as they are actually incurred in investigating, preparing or pursuing any action or other proceeding (whether formal or informal) or threat thereof, whether or not in connection with pending or threatened litigation or arbitration and whether or not any Indemnified Party is a party; provided, however, that to the extent that it is finally judicially determined by a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification with respect thereto from the REIT under this Agreement or otherwise, such Indemnified Party will promptly remit to the REIT any amounts reimbursed or advanced under this paragraph.

     (b) Each Eligible Holder agrees to indemnify and hold harmless the REIT, each director of the REIT, each officer of the REIT who shall have signed any registration statement covering Registrable Securities held by such Eligible Holder, each other person, if any, who controls the REIT within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the REIT to such Eligible Holder in Section 2(a) hereof, but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any Application, in reliance upon and in conformity with written information furnished to the REIT with respect to such Eligible Holder by or on behalf of such Eligible Holder, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any Application, as the case may be. If any action shall be brought against the REIT or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any Application, and in respect of which indemnity may be sought against such Eligible Holder pursuant to this Section 2(b), such Eligible Holder shall have the rights and duties given to the REIT, and the REIT and each other person so indemnified shall have the rights and duties given to the Indemnified Parties, by the provisions of Section 2(a).

     (c) To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 2(a) or 2(b) hereof (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such cases, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the REIT (including for this purpose any contribution made by or on behalf of any director of the REIT, any officer of the REIT who signed any such registration statement, any controlling person of the REIT, and its or their respective counsel), as one entity, and the Eligible Holders of the Registrable Securities, included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an Indemnified Party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the REIT and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the REIT or by such Eligible Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The REIT and Eligible Holders agree that it would be unjust and inequitable if the respective obligations of the REIT and the Eligible Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if each Eligible Holder and the other Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned by him or it and included in such registration as compared to the number of shares of Common Stock owned by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the REIT within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the REIT who shall have signed any such registration statement, each director of the REIT, and its or their respective counsel shall have the same rights to contribution as the REIT, subject in each case to the provisions of this Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

     (d) In no event and under no circumstances shall an Eligible Holder provide indemnification or contribution payments in excess of the net proceeds received by such Eligible

Holder as a result of the sale of the Registrable Securities pursuant to the applicable registration statement.

     3. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the REIT will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the REIT will as expeditiously as possible and in accordance with the time constraints provided in Section 1:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the REIT will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Securities covered by such registration statement and obtain such counsels' approval of such filing, which approval shall not be unreasonably withheld or delayed);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period required by this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the REIT are then listed;

     (d) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (e) in the event Eligible Holders who hold a majority of the Registrable Securities select underwriters to sell Registrable Securities in a registration under Section 1(b), the REIT shall enter into and perform its obligations under such customary agreements (including underwriting agreements in customary form) and take all such other customary and commercially reasonable actions as the holders of a majority of the Registrable Securities being sold or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, but not limited to, effecting a stock split or a combination of shares);

     (f) if requested by an Eligible Holder or any underwriter selected by Eligible Holders who hold a majority of the Registrable Securities, the REIT shall: (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as such Eligible Holders or underwriter requests to be included therein relating to the sale and distribution of Registrable Securities, including, but not limited to, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities;
(ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement if requested by such holders of Registrable Securities or underwriter;

     (g) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the REIT, and cause the REIT's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (h) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

     (i) The REIT will take all other reasonable actions that the Eligible Holders who hold a majority of the Registrable Securities or underwriters, if any, may reasonably request to expedite and facilitate the disposition by such Eligible Holders or the underwriters, as applicable, of the Registrable Securities pursuant to a registration statement filed pursuant hereto.

     4.   MISCELLANEOUS.

     (a) REMEDIES. In the event of a breach by the REIT of its obligations under this Agreement, each Eligible Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

     (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented and the obligations hereunder may not be waived, unless such amendment, modification, supplement or waiver is in writing and signed by the REIT and Eligible Holders who hold a majority of the Registrable Securities. No waiver of any term, condition or provision shall operate as a waiver of any other term, condition or provision of this Agreement, and no waiver of any term, condition or provision shall operate as a continuing waiver, except to the extent specifically stated in such waiver.

     (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in accordance with the provisions of the Merger Agreement.

     (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Securities subject to the terms hereof.

     (e) ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Eligible Holders hereunder, including the right to have the REIT register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Eligible Holders to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the assigning Eligible Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the REIT within a reasonable time after such assignment, (ii) the REIT is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) such transfer or assignment was not made pursuant to any registration statement or Rule 144, (iv) at or before the time the REIT received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the REIT to be bound by all of the provisions contained herein, and (v) such transfer is made in accordance with any applicable requirements of the Merger Agreement, any Ancillary Agreement (as defined in the Merger Agreement) thereto and securities laws, rules and regulations and the REIT receives an opinion reasonably acceptable to it to this effect. Any transferee or assignee of an Eligible Holder under Article IX shall be deemed an "Eligible Holder" for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Eligible Holder hereunder, upon compliance with this Section 4. Nothing contained herein is intended to release any assignor or transferor of any of its obligations arising or accruing prior to satisfaction of such conditions.

     (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) HEADINGS. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

     (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois without reference to its conflicts of law provisions.

     (i) FEES AND EXPENSES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party or parties shall be entitled to receive from the non-prevailing party or parties thereto reimbursement for all reasonable attorneys' fees and all costs. The "prevailing party" means the party in whose favor a judgment, decree, or final order is rendered.

     (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any other provisions contained herein shall not be affected or impaired thereby.

     (k) NO CONFLICTING AGREEMENTS. The REIT shall not hereafter enter into any agreement with respect to its securities which violates the rights granted to the holders of Registrable Securities in this Agreement.

     (l) ENTIRE AGREEMENT. This Agreement, the Merger Agreement (including all schedules and exhibits thereto) and the Ancillary Agreements contemplated thereby are intended by the parties hereto as a final expression of their agreement and are intended to be a complete and exclusive statement of the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the REIT pursuant to this Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. If there is conflict between any of the terms, conditions or covenants contained in this Agreement and another agreement between the parties, the terms, conditions or covenants in this Agreement shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                        INLAND RETAIL REAL ESTATE TRUST, INC.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        SHAREHOLDERS:

                                        INLAND REAL ESTATE INVESTMENT
                                        CORPORATION


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        SCHEDULE A SHAREHOLDERS


                                        Signature:
                                                  ------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title (if applicable):
                                                               -----------------
                                        Address:
                                                 -------------------------------
                                        ----------------------------------------

                                   SCHEDULE A

                              List of Shareholders

                                    [TO COME]

                                                                      Appendix J


                            FORM OF ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of this ____ day of ______, 2004 (the "EFFECTIVE DATE"), by and among INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation ("IREIC"); INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("IRRETI"); DANIEL GOODWIN, not personally, but solely as agent (the "AGENT") for certain of the Participating Stockholders (as defined below); and _____________________, a(n) __________________ as escrow agent ("ESCROW AGENT").

                                    RECITALS:

     A. IREIC and IRRETI are parties to that certain Agreement and Plan of Merger, dated as of _________, 2004 (the "MERGER AGREEMENT"), by and among IRRETI, IREIC, IR\RETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc., IRRETI Acquisition 4, Inc., Inland Mid-Atlantic Management Corp. ("MID-ATLANTIC"), Inland Southern Management Corp. ("SOUTHERN"), Inland Southeast Property Management Corp. ("SOUTHEAST", and together with Mid-Atlantic and Southern, the "MANAGERS"), Inland Retail Real Estate Advisory Services, Inc. (the "ADVISOR"), certain stockholders of the Managers (collectively, the "MANAGER STOCKHOLDERS"), Daniel Goodwin, not personally, but solely as agent for certain of the Participating Stockholders, and The Inland Group, Inc. (for limited purposes).

     B. Pursuant to Section 2.2(g) of the Merger Agreement, all REIT Shares (as defined in the Merger Agreement) to which IREIC is entitled under to Section 2.2(a) of the Merger Agreement with respect to Converted Shares (as defined in the Merger Agreement) owned by IREIC at the Effective Time (as defined in the Merger Agreement) are, contemporaneously with the execution of this Agreement, being delivered to and deposited into an escrow fund established with the Escrow Agent (the "ESCROW FUND") for the sole purpose of securing IREIC's obligations, if any, with respect to amounts owed under Section 2.7(b) of the Merger Agreement or indemnification under Section 9.2(b) of the Merger Agreement, in each case, for the term of this Agreement.

     C. Pursuant to Section 2.2(g) of the Merger Agreement, all REIT Shares to which the Participating Stockholders are entitled under Section 2.2(b), (c) or
(d) of the Merger Agreement with respect to Converted Shares owned by such stockholders at the Effective Time are, contemporaneously with the execution of this Agreement, being delivered to and deposited into the Escrow Fund for the sole purpose of securing the obligations of such stockholders, if any, with respect to amounts owed under Section 2.7(b) of the Merger Agreement or indemnification under Section 9.2(d) of the Merger Agreement, in each case, for the term of this Agreement.

     D. Certain of the Participating Stockholders have executed and delivered an agency authorization pursuant to which such Participating Stockholders have appointed and authorized the Agent to act for and on behalf of such Participating Stockholders as provided in Section 2.6 of the Merger Agreement.

     E. IREIC, IRRETI, the Agent and Escrow Agent have agreed to execute and enter into this Agreement (i) to memorialize their agreements with respect to the deposit, administration and disbursement of the Escrowed Shares (as defined in Section 2 below), and (ii) in satisfaction of the closing condition set forth in Section 7.2(l) of the Merger Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS; TERM. The foregoing Recitals are, by this reference, incorporated into the body of this Agreement as if set forth herein in their entirety. Capitalized terms used but not defined in this Agreement, but defined in the Merger Agreement, shall have the meanings given to them in the Merger Agreement. The term of this Agreement (the "TERM") shall commence as of the Effective Date and shall expire and terminate upon the disbursement of the last of the Escrowed Shares and Proceeds (as defined in Section 5(a) below), including any dividends and interest in respect thereof (such dividends and interest to be hereinafter collectively referred to as "Earnings"), from the Escrow Fund.

     2. DEPOSIT OF ESCROWED SHARES. All REIT Shares to which IREIC is entitled pursuant to Section 2.2(a) of the Merger Agreement, and all REIT Shares to which all of the stockholders of the Managers are entitled pursuant to Section 2.2(b),
(c) or (d) of the Merger Agreement, in each case, with respect to Converted Shares owned by such stockholders (the "PARTICIPATING STOCKHOLDERS") at the Effective Time, are, contemporaneously with the execution of this Agreement, being directly delivered to and deposited with the Escrow Agent, to be held, administered and disbursed in accordance and compliance with the terms and provisions of this Agreement. All REIT Shares so deposited shall sometimes herein be referred to as the "ESCROWED SHARES". In the event a stockholder of a Manager fails to perfect or withdraws or loses his right to an appraisal and his Southern Shares, Mid-Atlantic Shares and/or Southeast Shares are converted into the right to receive the corresponding number of REIT Shares from the Escrow Fund pursuant to Section 2.4 of the Merger Agreement, IREITI shall promptly deliver to and deposit in the Escrow Fund all such additional REIT Shares for the benefit of such Person, and all such REIT Shares shall thereupon become Escrowed Shares for purposes of this Agreement.

     3. DIVIDENDS AND INTEREST. Except as provided below, IREIC and the Participating Stockholders shall be entitled to receive and be paid any and all Earnings. If Escrow Agent shall receive any Earnings (1) prior to the Final Disbursement Date (as defined in Section 4(b) below), or (2) or on or after the Final Disbursement Date and there shall be no outstanding or unsatisfied IRRETI IREIC Claims or IRRETI Agent Claims (as such terms are defined in Section 4 below) as of the Final Disbursement Date, then Escrow Agent promptly shall distribute and disburse such Earnings to IREIC and the Agent in accordance with their respective directions. If, as of the Final Disbursement Date, IRRETI shall have made any IRRETI IREIC Claim or IRRETI Agent Claim that remain unresolved or unsatisfied as of the Final Disbursement Date, then all Earnings in respect of the the Final IREIC Withheld Amount and/or the Final Agent Withheld Amount, as the case may be, shall be paid into and held in the Escrow Fund (and IREIC and Agent immediately shall direct the payee of all such Earnings to deposit the same directly into the Escrow Fund, and, if any such Earnings shall be paid to IREIC, Agent or any Participating Stockholder, then IREIC, Agent or any Participating Stockholder immediately shall deposit the same in the Escrow
Fund), and the Escrow Agent shall (a) notify IREIC, the Agent and IRRETI, in writing, of Escrow Agent's receipt of such Earnings, and (b) hold such Earnings until such time that any IRRETI IREIC Claim or IRRETI Agent Claim shall be settled or Finally Adjudicated as provided in Section 4 below. If any funds are deposited by IRRETI pursuant to Section 2.7(a) of the Merger Agreement, then such funds shall be treated in the same manner as Earnings in respect of Escrowed Shares and Proceeds.

     4.   RELEASE OF ESCROW DEPOSITS.

          (a)  INITIAL DISBURSEMENT.

               (i) On the date that is the first (1st) year anniversary of the Effective Date (the "INITIAL DISBURSEMENT DATE"), Escrow Agent shall disburse to IREIC (or as IREIC may direct), to an account designated by IREIC no less than two (2) Business Days prior to the Initial Disbursement Date, an amount (the "INITIAL IREIC DISBURSEMENT AMOUNT") of Proceeds, Escrowed Shares or any combination thereof equal to seventy-five percent (75%) of the amount by which the Value of the IREIC Escrow as of the Initial Disbursement Date exceeds the Initial IREIC Withheld Amount. For the purposes of this Agreement, the term "VALUE OF THE IREIC ESCROW" shall mean, as of any given date, an amount equal to the sum of (A) all Proceeds in respect of Escrowed Shares of IREIC in the Escrow Fund as of such date, and (B) the product of (1) the total number of Escrowed Shares of IREIC in the Escrow Fund as of such date and (2) Ten and No/100 Dollars ($10.00) or, if the Escrowed Shares are listed on a national securities exchange, the average closing sales price of an Escrowed Share on such exchange for the twenty (20) trading days immediately preceding the second (2nd) trading day immediately preceding the disbursement date (the "MARKET PRICE"); and the term "INITIAL IREIC WITHHELD AMOUNT" shall mean the total amount of Damages, if any, claimed by IRRETI pursuant to a proper IRRETI Disbursement Request (as defined in Section 4(c) below) or Final Adjudication received by Escrow Agent and IREIC in accordance with Section 4(c)(i) below prior to the Initial Disbursement Date, which claimed Damages have not been disbursed from the Escrow Fund or otherwise paid or satisfied prior to the Initial Disbursement Date. The Initial IREIC Disbursement Amount shall be paid to IREIC first from any Proceeds in the Escrow Fund that were received in respect of Escrowed Shares of IREIC and, second, if the amount of any such Proceeds is not sufficient to pay the Initial IREIC Disbursement Amount in full, then the remaining balance shall be paid by disbursement to IREIC of a number of Escrowed Shares equal to the amount of such balance divided by ten (10) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price.

               (ii) On the Initial Disbursement Date, Escrow Agent shall disburse to the Agent (or as Agent shall direct), to an account designated by the Agent for the benefit of the Participating Stockholders no less than two (2) Business Days prior to the Initial Disbursement Date, an amount (the "INITIAL AGENT DISBURSEMENT AMOUNT") of Proceeds, Escrowed Shares or any combination thereof equal to seventy-five percent (75%) of the amount by which the Value of the Participating Stockholder Escrow as of the Initial Disbursement Date exceeds the Initial Agent Withheld Amount. For the purposes of this Agreement, the term "VALUE OF THE PARTICIPATING STOCKHOLDER ESCROW" shall mean, as of any given date, an amount equal to the sum of (A) all Proceeds in respect of Escrowed Shares of the Participating Stockholders in the Escrow Fund as of such date, and
(B) the product of (1) the total number of Escrowed Shares of the Participating Stockholders in the Escrow Fund as of such date and (2) Ten and No/100 Dollars ($10.00) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price; and the term "INITIAL AGENT WITHHELD AMOUNT" shall mean the total amount of Damages, if any, claimed by IRRETI pursuant to a proper IRRETI Disbursement Request or Final Adjudication received by Escrow Agent and the Agent in accordance with Section 4(c)(ii) below prior to the Initial Disbursement Date, which claimed Damages have not been disbursed from the Escrow Fund or otherwise paid or satisfied prior to the Initial Disbursement Date. The Initial Agent Disbursement Amount shall be paid to the Agent first from any Proceeds in the Escrow Fund that were received in respect of Escrowed Shares of the Participating Stockholders and, second, if the amount of any such Proceeds is not sufficient to pay the Initial Agent Disbursement Amount in full, then the remaining balance shall be paid by disbursement to the Agent of a number of Escrowed Shares equal to the amount of such balance divided by ten (10) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price.

          (b)  FINAL DISBURSEMENT.

               (i) On the date that is five hundred forty (540) days after the Effective Date (the "FINAL DISBURSEMENT DATE"), Escrow Agent shall disburse to IREIC (or as IREIC may direct), to an account designated by IREIC no less than two (2) Business Days prior to the Final Disbursement Date, an amount of Proceeds, Escrowed Shares or any combination thereof (the "FINAL IREIC DISBURSEMENT AMOUNT") equal to 100% of (A) the Value of the IREIC Escrow as of the Final Disbursement Date less (B) an amount (the "FINAL IREIC WITHHELD AMOUNT") equal to the aggregate Damages, if any, claimed by IRRETI pursuant to a proper IRRETI Disbursement Request or Final Adjudication received by Escrow Agent and IREIC in accordance with Section 4(c)(i) below prior to the Final Disbursement Date (each, an "IRRETI IREIC CLAIM"), which claimed Damages have not been disbursed from the Escrow Fund or otherwise paid or satisfied prior to the Final Disbursement Date. The Final IREIC Disbursement Amount shall be paid to IREIC first from any Proceeds in the Escrow Fund that were received in respect of Escrowed Shares of IREIC and, second, if the amount of any such Proceeds is not sufficient to pay the Final IREIC Disbursement Amount in full, then the remaining balance shall be paid by disbursement to IREIC of a number of Escrowed Shares equal to the amount of such balance divided by ten (10) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price. Thereafter, until all amounts in the Escrow Fund have been disbursed, within three Business Days after each IRRETI IREIC Claim is paid or otherwise resolved (and any payment owed to IRRETI pursuant to such resolution has been paid), Escrow Agent shall disburse to IREIC the amount by which the Value of the IREIC Escrow exceeds the aggregate amount of the remaining IRRETI IREIC Claims, making such disbursement first from any Proceeds (including any Earnings held in respect thereof pursuant to Section 3 above) in the Escrow Fund that were received in respect of Escrowed Shares of IREIC and, second, if the amount of such Proceeds (including any Earnings held in respect thereof pursuant to Section 3 above) is not sufficient to pay the disbursement amount in full, then the remaining balance shall be paid by disbursement to IREIC of a number of Escrowed Shares equal to the amount of such balance divided by ten (10) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price.

               (ii) On the Final Disbursement Date, Escrow Agent shall disburse to the Agent (or as Agent may direct), to an account designated by the Agent for the benefit of the Participating Stockholders no less than two (2) Business Days prior to the Final Disbursement Date, an amount of Proceeds, Escrowed Shares or any combination thereof (the "FINAL AGENT DISBURSEMENT AMOUNT") equal to 100% of (A) the Value of the Participating Stockholder Escrow as of the Final Disbursement Date less (B) an amount (the "FINAL AGENT WITHHELD AMOUNT") equal to the aggregate Damages, if any, claimed by IRRETI pursuant to a proper IRRETI Disbursement Request or Final Adjudication received by Escrow Agent and the Agent in accordance with Section 4(c)(ii) below prior to the Final Disbursement Date (each, an "IRRETI AGENT CLAIM"), which claimed Damages have not been disbursed from the Escrow Fund or otherwise paid or satisfied prior to the Final Disbursement Date. The Final Agent Disbursement Amount shall be paid to the Agent first from any Proceeds in the Escrow Fund that were received in respect of Escrowed Shares of Participating Stockholders and, second, if the amount of any such Proceeds is not sufficient to pay the Final Agent Disbursement Amount in full, then the remaining balance shall be paid by disbursement to the Agent of a number of Escrowed Shares equal to the amount of such balance divided by ten (10) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price. Thereafter, until all amounts in the Escrow Fund have been disbursed, within three Business Days after each IRRETI Agent Claim is paid or otherwise resolved (and any payment owed to IRRETI pursuant to such resolution has been paid), Escrow Agent shall disburse to the Agent the amount by which the Value of the Participating Stockholder Escrow exceeds the aggregate amount of the remaining IRRETI Agent Claims, making such disbursement first from any Proceeds (including any Earnings held in respect thereof pursuant to Section 3 above) in the Escrow Fund that were received in respect of Escrowed Shares of Participating Stockholders and, second, if the amount of such Proceeds (including any Earnings held in respect thereof pursuant to Section 3 above) in the Escrow Fund as of such date is not sufficient to pay the disbursement amount in full, then the remaining balance shall be paid by disbursement to the Agent of a number of Escrowed Shares equal to the amount of such balance divided by ten
(10) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price.

          (c)  RELEASES OF PROCEEDS AND ESCROWED SHARES TO IRRETI.

               (i) At any time during the Term, IRRETI may deliver to Escrow Agent, the Agent and IREIC a request for disbursement (an "IRRETI DISBURSEMENT REQUEST") for (and only for) any Damages for which IREIC is obligated to provide indemnification under Section 9.2(b) of the Merger Agreement. Any IRRETI Disbursement Request shall be made in good faith and shall set forth the basis on which such Damages are claimed and the amount of such claimed Damages. A form of an IRRETI Disbursement Request is attached hereto as SCHEDULE A. On the date that is thirty (30) days after receipt of such IRRETI Disbursement Request by Escrow Agent, the Agent and IREIC, Escrow Agent shall disburse to IRRETI (with no requirement of obtaining the consent, approval or direction of IREIC, Agent or any Participating Stockholder) an amount of any Proceeds in respect of Escrowed Shares of IREIC and/or Escrowed Shares of IREIC (valued at Ten and No/100 Dollars ($10.00) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price, per Escrowed Share) sufficient to fully pay such Damages, unless Escrow Agent receives, prior to such date, a written notice from IREIC objecting to all or any part of the IRRETI Disbursement Request. Any such objection by IREIC shall be made in good faith and shall set forth the basis on which such objection is made and the amount of the disbursement with respect to which such objection is made (the "IREIC DISPUTED AMOUNT"). In such event, Escrow Agent shall disburse only the amount, if any, by which the IRRETI Disbursement Request exceeds the IREIC Disputed Amount, and Escrow Agent shall disburse all or any portion of the IREIC Disputed Amount only upon (A) its receipt of a joint written instruction (a "Joint Order") executed by IREIC and IRRETI directing such disbursement (which Escrow Agent shall promptly effectuate in accordance with such instructions and this Agreement), or
(B) its receipt of a certified copy of a final, non-appeallable aribitral award or decision pursuant to Section 10.4 of the Merger Agreement by an arbitrator of an Arbitrated Claim (a "FINAL ADJUDICATION"), which Arbitrated Claim was the basis of such IRRETI Disbursement Request and which Final Adjudication directs Escrow Agent to make such disbursement and specifies the amount thereof. IREIC shall have the right to direct, in writing, whether any payment from the Escrow Fund to IRRETI shall be made from Escrowed Shares, Proceeds or any combination thereof; provided, however, that if IREIC fails to deliver to Escrow Agent such written direction within five (5) Business Days after Escrow Agent's receipt of a Joint Order or Final Adjudication, disbursements to IRRETI shall be made first from any Proceeds (including any Earnings in respect thereof) in the Escrow Fund that were received in respect of Escrowed Shares of IREIC and, second, if the amount of such Proceeds (including any Earnings thereon) is not sufficient to pay the amount owed to IRRETI in full, then the remaining balance shall be paid by disbursement to IRRETI of a number of Escrowed Shares of IREIC equal to the amount of such balance divided by ten (10) or, if such Escrowed Shares are listed on a national securities exchange, the Market Price.

               (ii) At any time during the Term, IRRETI may deliver to Escrow Agent, IREIC and the Agent an IRRETI Disbursement Request for (and only for) any Damages for which any or all of the Participating Stockholders are obligated to provide indemnification under Section 9.2(d) of the Merger Agreement. On the date that is thirty (30) days after receipt of such IRRETI Disbursement Request by Escrow Agent, IREIC and the Agent, Escrow Agent shall disburse to IRRETI (with no requirement of obtaining the consent, approval or direction of IREIC, the Agent or any Participating Stockholder) an amount of any Proceeds in respect of Escrowed Shares of the Participating Stockholders and/or Escrowed Shares of the Participating Stockholders (valued at Ten and No/100 Dollars ($10.00) or, if the Escrowed Shares are listed on a national securities exchange, the Market Price, per Escrowed Share) sufficient to fully pay such Damages, unless Escrow Agent receives, prior to such date, a written notice from the Agent objecting to all or any part of the IRRETI Disbursement Request. Any such objection by the Agent shall be made in good faith and shall set forth the basis on which such objection is made and the amount of the disbursement with respect to which such objection is made (the "AGENT DISPUTED AMOUNT"). In such event, Escrow Agent shall disburse only the amount, if any, by which the IRRETI Disbursement Request exceeds the Agent Disputed Amount, and Escrow Agent shall disburse all or any portion of the Agent Disputed Amount only upon (A) its receipt of a Joint Order executed by the Agent and IRRETI (which Escrow Agent shall promptly effectuate in accordance with such instructions and this Agreement), or (B) its receipt of a certified copy of a Final Adjudication, which Arbitrated Claim was the basis of such IRRETI Disbursement Request and which Final Adjudication directs Escrow Agent to make such disbursement and specifies the amount thereof. Agent shall have the right to direct, in writing, whether any payment from the Escrow Fund to IRRETI shall be made from Escrowed Shares, Proceeds or any combination thereof; provided, however, that if Agent fails to deliver to Escrow Agent such written direction within five (5) Business Days after Escrow Agent's receipt of a Joint Order or Final Adjudication, disbursements to IRRETI shall be made first from any Proceeds (including any Earnings thereon) in the Escrow Fund that were received in respect of Escrowed Shares of the Participating Stockholders and, second, if the amount of such Proceeds (including any Earnings thereon) is not sufficient to pay the amount owed to IRRETI in full, then the remaining balance shall be paid by disbursement to IRRETI of a number of Escrowed Shares of the Participating Stockholders equal to the amount of such balance divided by ten (10) or, if such Escrowed Shares are listed on a national securities exchange, the Market Price.

          (d) DISBURSEMENTS PURSUANT TO A FINAL ADJUDICATION. Notwithstanding anything to the contrary contained in Section 4(c) above, if a Final Adjudication specifically sets forth the manner in which any amount is to be disbursed pursuant to Section 4(c) above (I.E., the respective amounts of any Proceeds and/or number of Escrowed Shares, or both, to which IRRETI is entitled), then Escrow Agent promptly shall disburse such amount in accordance with such Final Adjudication.

          (e) NET WORKING CAPITAL PAYMENT. Upon IRRETI's, IREIC's and the Agent's delivery to the Escrow Agent of a notice setting forth the amount of any payment due IRRETI under and pursuant to Section 2.7(b) of the Merger Agreement, the Escrow Agent is directed to and shall disburse such amount to IRRETI from any Proceeds and Earnings then held in the Escrow Fund, or, if the amount of such Proceeds and Earnings is not sufficient to fully satisfy such payment, then from any future Proceeds and/or Earnings deposited into the Escrow Fund.

          (f) CALCULATION OF AMOUNT OF ESCROWED SHARES TO BE DISBURSED. If any calculation of the amount of Escrowed Shares to be disbursed to IRRETI, the Agent or IREIC shall result in a fraction, then such fraction shall be rounded up to the next whole number.

          (g) LIMITATIONS ON OBJECTIONS. Notwithstanding anything contained in this Agreement to the contrary, IRRETI's right to object to any disbursement to the Agent or IREIC pursuant to Section 4(a) or (b) above, and IRRETI's right to seek a disbursement pursuant to Section 4(c) above, are and shall be subject to the limitations set forth in Article IX of the Merger Agreement, including
Section 9.2(h), Section 9.3 and Section 9.4 thereof.

          (h) LIABILITY FOR OBJECTIONS. None of IRRETI, the Agent or IREIC shall be liable to any other for any objection to any disbursement pursuant to this Section 4 (whether proper or in error) provided that such objection shall have been made in good faith.

     5.   SALE OF ESCROWED SHARES AND PERMITTED INVESTMENTS.

          (a) At all times during the Term, the Agent and IREIC shall have the unilateral right to direct and cause Escrow Agent to sell for the benefit of the Participating Stockholders or IREIC, respectively, all or any portion of the Escrowed Shares of the Participating Stockholders or IREIC, respectively, then on deposit in the Escrow Fund, provided, however, that all proceeds (net of underwriting commissions or other reasonable sales expenses) received upon such sale ("PROCEEDS") shall be retained in the Escrow Fund and held in accordance with the terms and provisions of this Agreement. If any such sale shall occur prior to the date that the Escrowed Shares shall be listed on a national securities exchange, and the average price per Escrowed Share is less than ten and no/100 dollars ($10.00), then Agent and IREIC shall, simultaneous with the consummation of the sale of such Escrowed Shares, deposit into the Escrow Fund an amount of cash equal to the product of (i) the difference between (a) ten and no/100 dollars ($10.00), and (b) the actual, average price paid for each Escrowed Share in such sale, and (ii) the number of Escrowed Shares sold. Subject to the provisions of the Registration Rights Agreement, any and all costs, expenses, fees and other charges (including transactions, sales, income or other taxes) incurred in connection with or as a result of the sale of all or any portion of such Escrowed Shares shall be the sole responsibility of and shall be paid, as and when due, by the Participating Stockholders or IREIC, as the case may be, and not from Proceeds or any other funds on deposit in the Escrow Fund.

          (b)  (i)    IREIC shall have the right to direct Escrow Agent to
invest (at IREIC's sole cost and expense and not payable from any Proceeds or other funds on deposit in the Escrow Fund) any Proceeds in respect of Escrowed Shares of IREIC (and any other funds deposited by IREIC pursuant to Section 5(a) above) on deposit in the Escrow Fund in Permitted Investments (hereinafter defined). Escrow Agent shall not invest any such Proceeds and other amounts in any investment that would require Escrow Agent to pay a premium or penalty for withdrawal prior to maturity. All interest earned on any Proceeds and other amounts shall accrue for the benefit of IREIC, and, subject to Section 3 above, shall be paid to IREIC on a quarterly basis within five Business Days after the end of each calendar quarter. For tax purposes, interest earned on Proceeds and other amounts on deposit in the Escrow Fund shall be for the account of IREIC, and IREIC shall provide its federal tax identification number to Escrow Agent upon request.

               (ii) The Agent shall have the right to direct Escrow Agent to invest (at Agent's sole cost and expense and not payable from any Proceeds or other funds on deposit in the Escrow Fund) any Proceeds in respect of Escrowed Shares of Participating Stockholders (and any other funds deposited by or on behalf of the Participating Stockholders pursuant to Section 5(a) above) on deposit in the Escrow Fund in Permitted Investments. Escrow Agent shall not invest any Proceeds or other amounts in any investment that would require Escrow Agent to pay a premium or penalty for withdrawal prior to maturity. All interest earned on any Proceeds and other amounts shall accrue for the benefit of the Participating Stockholders, and, subject to Section 3 above, shall be paid to the Agent on a quarterly basis within five Business Days after the end of each calendar quarter. For tax purposes, interest earned on Proceeds and other amounts on deposit in the Escrow Fund shall be for the account of the Participating Stockholders, and each Participating Stockholder shall provide its federal tax identification number to Escrow Agent upon request.

          (c) The term "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, payable on demand or having a maturity date not later than sixty (60) days from the date of acquisition and meeting one of the appropriate standards set forth below:

               (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America, including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (ii)   Federal Housing Administration debentures;

               (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (iv) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by at least two of the following rating agencies:
Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.; Moody's Investors Service, Inc.; and Fitch, Inc. (collectively, the "RATING AGENCIES"); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 60 days and that at all times is rated by at least two of the Rating Agencies in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (vi) units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States of America, which funds have the highest rating available from at least two of the Rating Agencies for money market funds; and

               (vii) any other security, obligation or investment which has been approved as a Permitted Investment in writing by IRRETI (which approval may be granted or withheld in IRRETI's sole and absolute disctrtion).

     6. OTHER DISBURSEMENTS FROM THE ESCROW FUND. Except to the extent expressly provided in this Agreement:

               (i) neither IREIC nor IRRETI shall have any right or power to withdraw, and Escrow Agent shall not disburse, any of the Escrowed Shares of IREIC on deposit in the Escrow Fund, any Proceeds in respect of such Escrowed Shares or any Earnings in respect thereof absent a joint written direction to such effect executed by both IRRETI and IREIC.

               (ii) neither the Agent nor IRRETI shall have any right or power to withdraw, and Escrow Agent shall not disburse, any of the Escrowed Shares of the Participating Stockholders on deposit in the Escrow Fund, any Proceeds in respect of such Escrowed Shares or any Earnings in respect thereof absent a joint written direction to such effect executed by both IRRETI and the Agent.

     7. COMPENSATION TO ESCROW AGENT. IRRETI shall be responsible for and shall pay all fees, costs and expenses relating to the compensation of Escrow Agent for its services performed pursuant to this Escrow Agreement. In the event of a dispute between IRRETI on the one hand and IREIC or the Agent on the other hand concerning disbursement of any Proceeds, Escrowed Shares or any Earnings in respect thereof on deposit in the Escrow Fund, or as a result of interpleader, the party that does not prevail in such dispute shall be responsible for and shall pay all of Escrow Agent's reasonable attorneys' fees and costs in connection therewith.

     8. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at its address and/or facsimile number set forth below, or such other address or facsimile number as such party may hereafter specify for that purpose, by notice to the other party.

TO IREIC:

Inland Real Estate Investment Corporation
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention:  Robert D. Parks
Facsimile:  [__________]

With copies to:

The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention:  Robert H. Baum
Facsimile:  (630) 218-8034

and

Shefsky & Froelich Ltd.
444 North Michigan Avenue, #2500
Chicago, Illinois 60611
Attention:  Michael J. Choate
Facsimile:  (312) 527-5921


TO THE AGENT:

Daniel L. Goodwin
2901 Butterfield Road
Oak Brook, Illinois 60523
Facsimile: ______________


with a copy to:

Jenner & Block LLP
One IBM Plaza
Chicago, Illinois  60611
Attention:  Arnold S. Harrison
Facsimile:  (312) 923-2702


TO IRRETI:

Inland Retail Real Estate Trust, Inc.
200 Waymont Circle
Suite 126-10
Lake Mary, Florida  32746
Attention:  Barry L. Lazarus
Facsimile:  (407) 688-6543

With copies to:

Inland Retail Real Estate Trust, Inc.
2907 Butterfield Road
Oak Brook, Illinois 60523
Attention:  Michael J. Moran
Facsimile: ____________________

and

Duane Morris LLP
227 West Monroe, Suite 3400
Chicago, Illinois 60606
Attention:  David J. Kaufman
Facsimile:  (312) 499-6701

TO ESCROW AGENT:

_______________________
_______________________
_______________________
_______________________


Each such notice, request or other communication shall be effective only if forwarded by one of the means of delivery set forth in clauses (a) or (b) below, and shall be deemed received (a) if given by facsimile transmission, when such facsimile is transmitted and confirmation of receipt obtained (provided, however, that a duplicate copy shall be forwarded on the date the facsimile transmission by nationally-recognized overnight courier), or (b) if given by nationally-recognized overnight courier, then on the next business day after deposit with a nationally recognized overnight mail service.

     9. AMENDMENTS. No amendment or modification of this Agreement shall be effective unless in writing, signed by all of the parties hereto.

     10. ESCROW AGENT'S ACCEPTANCE AND PERFORMANCE OF DUTIES. Escrow Agent hereby accepts the obligations and duties imposed upon it by this Agreement, and agrees to perform such obligations and duties subject to the following terms and conditions:

          (a) Escrow Agent undertakes to perform such obligations and duties and only such obligations and duties as are specifically set forth in this Agreement.

          (b) In the absence of bad faith, Escrow Agent may conclusively rely upon written notices, statements and/or documents received from IRRETI, the Agent or IREIC, or from a duly authorized representative of IRRETI, the Agent or IREIC, as Escrow Agent reasonably believes to be genuine, and shall incur no liability on account of such reliance.

          (c) Except where it shall be determined that Escrow Agent is liable for gross negligence or willful misconduct:

               (1) Escrow Agent shall not be liable for any error of judgment; and

               (2) Escrow Agent shall not be liable with respect to any action taken or omitted to be taken by Escrow Agent in accordance with this Agreement.

          (d) No provision of this Agreement shall be construed to require Escrow Agent to expend or risk Escrow Agent's own funds or otherwise incur any financial liability in the performance of any of its obligations or duties hereunder.

          (e) Escrow Agent shall not be responsible for the validity or the execution of this Agreement.

          (f) Not less than thirty (30) days, but not more than sixty (60) days, prior to the Initial Disbursement Date, Escrow Agent shall provide written notice thereof to IREIC, the Agent and IRRETI, together with (i) an itemized inventory of the contents of the Escrow Fund as of the date of such notice, and
(ii) the expected components (i.e., Proceeds, Escrowed Shares or any combination thereof) of such disbursement. Not less than thirty (30) days, but not more than sixty (60) days, prior to the Final Disbursement Date, Escrow Agent shall provide written notice thereof to IREIC, the Agent and IRRETI, together with (x) an itemized inventory of the contents of the Escrow Fund as of the date of such notice, and (y) the expected components (i.e., Proceeds, Escrowed Shares or any combination thereof) of such disbursement.

          (g) IRRETI and IREIC shall indemnify and hold Escrow Agent harmless from and against any and all loss, liability, claim, damage or expense (hereinafter collectively "ESCROW AGENT DAMAGES"), including reasonable attorney's fees, which Escrow Agent incurs or suffers by reason of its performance under this Agreement (except to the extent any such loss, liability, claim, damage or expense shall be caused by Escrow Agent's bad faith, gross negligence, willful misconduct or breach of this Agreement).

     11. COUNTERPARTS. This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12. FACSIMILE SIGNATURES. This Agreement may be executed and delivered by exchange of facsimile copies showing the signatures of IRRETI, the Agent, IREIC and Escrow Agent, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of IRRETI, the Agent, IREIC and Escrow Agent will constitute originally signed copies of the same agreement requiring no further execution.

     13. ENTIRE AGREEMENT. This Agreement and the schedules hereto constitute the entire understanding and agreement of the parties hereto with regard to the subject matter hereof, and supersede all other prior and contemporaneous agreements or understandings between or among such parties with respect to such subject matter. IRRETI, the Agent and IREIC agree that to the extent there are conflicts or inconsistencies between the terms and provisions of the Merger Agreement and the terms and provisions of this Agreement, the terms of the Merger Agreement shall, in all incidents, govern, control and prevail.

     14. CONSTRUCTION. The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or Sections to which they apply or otherwise affect the interpretation hereof. The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms shall refer to this Agreement, and the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement. Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words importing the singular number shall mean and include the plural number and vice versa. Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons. The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to." This Agreement shall not be construed more strictly against one party than against any other merely by virtue of the fact that this Agreement has been prepared primarily by counsel for one of the parties hereto, it being recognized that all of IRRETI, the Agent, IREIC and Escrow Agent (and their respective counsels) have contributed substantially and materially to the preparation of this Agreement.

     15. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and performed entirely within the State of Illinois, without giving effect to any rules or laws that would cause the laws of any other jurisdiction to apply.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]
              [See following pages for counterpart signature pages]

                     IRRETI'S COUNTERPART SIGNATURE PAGE TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

IRRETI:

INLAND RETAIL REAL ESTATE TRUST, INC.

By:
   -------------------------------
       Name:
            ----------------------
       Its:
           -----------------------

                      AGENT'S COUNTERPART SIGNATURE PAGE TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

THE AGENT:


------------------------------------------
Daniel Goodwin, not personally, but solely as agent for the Participating Stockholders

                      IREIC'S COUNTERPART SIGNATURE PAGE TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

IREIC:

INLAND REAL ESTATE INVESTMENT
CORPORATION

By:
   ------------------------------
      Name:
           ----------------------
      Its:
           ----------------------

                  ESCROW AGENT'S COUNTERPART SIGNATURE PAGE TO
                                ESCROW AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Day and year first written above.

ESCROW AGENT:


---------------------------------

---------------------------------


By:
   ------------------------------
      Name:
           ----------------------
      Its:
           ----------------------

                                   SCHEDULE A

                           IRRETI Disbursement Request

                               LETTER OF DIRECTION

TO:       [ESCROW AGENT]

RE:       Escrow No. _________________________ (the "ESCROW")

DATED:    ______________


Ladies and Gentlemen:

     With respect to the above-referenced Escrow and pursuant to that certain Escrow Agreement, dated as of ___________, 2004 (the "ESCROW AGREEMENT"), among the undersigned, you, Daniel Goodwin, not personally, but solely as agent for the Participating Stockholders (the "AGENT"), and Inland Real Estate Investment Corporation ("IREIC"), you are hereby requested to disburse to the undersigned ________________ in Escrowed Shares and $______________ in Proceeds in satisfaction of the obligation of [IREIC] [or] [the Participating Stockholders] under Section(s) _______________________ of the Merger Agreement.

     [PROVIDE REASONABLY DETAILED DESCRIPTION OF FACTUAL AND LEGAL BASIS FOR CLAIM.]

     A copy of this Letter of Direction has been sent simultaneously to IREIC and the Agent in accordance with Section 8 of the Escrow Agreement. If you have any questions or comments, or receive any objection from IREIC or the Agent to the foregoing requested disbursement, please call us as soon as possible.

                                    Very Truly Yours,

                                   INLAND RETAIL REAL ESTATE TRUST, INC.

                                   By:
                                      -----------------------------------
                                         Name:
                                              ---------------------------
                                         Its:
                                             ----------------------------


cc:   IREIC

                                                                      Appendix K


                        FORM OF INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (the "AGREEMENT") is made and entered into as of ______________, 2004, by and between Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "COMPANY"), and the undersigned, an individual (the "INDEMNITEE").

     WHEREAS, the Company is a party to that certain Agreement and Plan of Merger, dated as of _________, 2004 (the "MERGER AGREEMENT"), by and among the Company, IRRETI Acquisition 1, Inc., IRRETI Acquisition 2, Inc., IRRETI Acquisition 3, Inc., IRRETI Acquisition 4, Inc., Inland Mid-Atlantic Management Corp. ("MID-ATLANTIC"), Inland Southern Management Corp. ("SOUTHERN"), Inland Southeast Property Management Corp. ("SOUTHEAST"), Inland Retail Real Estate Advisory Services, Inc. (the "ADVISOR"), Inland Real Estate Investment Corporation, certain shareholders of Mid-Atlantic, Southern and Southeast (collectively, the "MANAGER SHAREHOLDERS"), Daniel Goodwin, not personally, but solely as agent for certain shareholders, and The Inland Group, Inc. (for limited purposes).

     WHEREAS, pursuant to the Merger Agreement, IRRETI Acquisition _____ Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, will merge with and into [MID-ATLANTIC, SOUTHERN, SOUTHEAST, THE ADVISOR](the "SUBSIDIARY"), with the Subsidiary being the surviving corporation (the "MERGER").

     WHEREAS, the Indemnitee has previously served as a member of the Board of Directors (the "BOARD") of the Subsidiary and/or as an officer of the Subsidiary.

     WHEREAS, it is a condition to the closing of the transactions contemplated by the Merger Agreement that the Company provide indemnification and advancement rights to the Indemnitee for any and all acts taken or omitted to be taken by the Indemnitee in his capacity as a member of the Board and/or as an officer of the Subsidiary prior to the effective time of the Merger (the "EFFECTIVE DATE"), and in accordance with the Certificate of Incorporation and By-Laws of the Subsidiary and the Delaware General Corporation Law (the "ACT").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee agree as follows:

     SECTION 1. INDEMNIFICATION RIGHTS IN A CIVIL OR CRIMINAL ACTION. The Company hereby agrees to indemnify and hold harmless the Indemnitee for any and all acts taken or omitted to be taken by the Indemnitee in his capacity as a member of the Board and/or officer of the Subsidiary prior to the Effective Date to the exact same extent and manner that Subsidiary would be required to indemnify its officers and directors as provided in the certificate of incorporation and bylaws of Subsidiary, immediately prior to the Effective Date, the relevant sections of which are attached hereto as EXHIBIT A. This Section shall be inapplicable to indemnification claims against Indemnitee in his capacity as a former stockholder under Section 9.2(d)-(f) of the Merger Agreement.

     SECTION 2. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 1 hereof (unless ordered or determined appropriate or proper by a court) with respect to any action shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standards of conduct and satisfied the conditions to indemnification set forth in Section 1 hereof. Such determination shall be made (a) by the Board by a majority vote of directors who were not parties to such action, suit or proceeding or (b) if (i) there are no such directors, (ii) a majority of such directors decide to delegate such determination to Independent Legal Counsel (as defined below) or
(iii) the Board declines to provide indemnification or fails to make such determination within 60 days of the written request of Indemnitee therefor, and such Indemnitee believes indemnification is warranted, then by Independent Legal Counsel in a written opinion. "Independent Legal Counsel" shall be determined as follows: Indemnitee shall provide the Company with a list of three recognized law firms with lawyers with significant experience in advising clients or litigating director or officer indemnification claims on behalf of the parties who allegedly provided or denied indemnification coverage (collectively, the "Law Firms"). None of the Law Firms shall have provided, within the then previous five years, any legal services to any of the Indemnitee, the Company or his, her or its Affiliates (as defined in Merger Agreement). The Company shall then select one of the Law Firms to provide the determination described immediately above. Any determination of indemnification made pursuant to this
Section 2 shall be final and non-appeallable absent manifest error.

     SECTION 3. ADVANCES OF EXPENSES. Any advancement of expenses shall be in accordance with the provisions of the attached EXHIBIT A. The Company shall have the right to pay the party providing the services directly.

     SECTION 4. OTHER RIGHTS AND REMEDIES. The indemnifications provided by this Agreement (a) shall not be deemed exclusive of, and shall not affect, any other rights to which the Indemnitee may be entitled under any law or agreement or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity while holding such office, and (b) shall continue for a period of ten (10) years after the date hereof and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

     SECTION 5. MAINTENANCE OF DEFENSE BY THE COMPANY. The Company may, at its sole cost and expense, defend the Indemnitee, with counsel previously approved in writing by Indemnitee, which approval shall not be unreasonably withheld or delayed, in any civil or derivative action; provided that (i) the Board has determined as contemplated by Section 1 that indemnification of Indemnitee with respect to such action is proper and (ii) the Indemnitee shall have the right to select counsel of his choice if Indemnitee reasonably believes (upon written advice of counsel) that there exists an actual conflict of interest or that Indemnitee has defenses that conflict with or are in addition to those available to the Company. Indemnitee shall have the exclusive right to select counsel of his choice in any criminal action for which indemnity may be available hereunder.

     SECTION 6. SETTLEMENT. Notwithstanding anything contained in this Agreement to the contrary, the Company shall have no obligation to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any claim, action, suit, appeal, proceeding or investigation, whether civil or administrative, and whether internal or external, including, an action or suit brought by or in the right of the Subsidiary, effected or entered into without the

Company's prior written consent. The Company shall not settle any claim, action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including without limitation, a grand jury proceeding or an action or suit brought by or in the right of the Subsidiary, in any manner which would impose any fine or any obligation on the Indemnitee without the Indemnitee's prior written consent. Neither the Company nor the Indemnitee shall unreasonably withhold their consent to any proposed settlement of any civil or derivative action; provided that no prior written consent will be required by the Indemnitee to the extent that such settlement expressly releases Indemnitee from all liability relating to such action and no prior written consent will be required by the Company to the extent that the Company is expressly released from all liability relating to such action pursuant to such settlement.

     SECTION 7. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:
(i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a nationally-recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method of delivery provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

          If to the Company, to:

               Inland Retail Real Estate Trust, Inc.
               200 Waymont Circle
               Suite 126-10
               Lake Mary, Florida 32746
               Attention: Barry Lazarus
               Fax:

               Inland Retail Real Estate Trust, Inc.
               2901 Butterfield Road
               Oak Brook, Illinois 60523
               Attention: Michael Moran
               Fax: (630) 218-4900

          with copies to:

               Duane Morris LLP
               227 West Monroe, Suite 3400
               Chicago, Illinois 60606
               Attention: David J. Kaufman
               Fax: (312) 499-6701

          If to the Indemnitee, to:

               [NAME, ADDRESS, FAX OF INDEMNITEE]

     SECTION 8. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words importing the singular number shall mean and include the plural number and vice versa. If there is any conflict in terms between this Agreement and EXHIBIT A, the terms of this Agreement shall control.

     SECTION 9. APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to its conflict of laws principles.

     SECTION 10. CONSENT TO JURISDICTION. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the applicable court of the State of Delaware (or another state court of such state if it is determined that the Court of Chancery does not have jurisdiction over such action).

     SECTION 11. ENTIRE AGREEMENT. This Agreement and the documents referred to herein and delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all other prior agreements, understandings or letters of intent between or among the parties hereto, except as contemplated by Section 4 hereof.

     SECTION 12. SEVERABILITY. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or provisions or the remaining provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein, unless such a construction would be unreasonable or unless it materially alters the intent of the parties.

     SECTION 13. FURTHER ASSURANCES. The parties hereto shall use their commercially reasonable efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby.

     SECTION 14. ENFORCEMENT OF THIS AGREEMENT. The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default and to other equitable relief, including, without limitation, specific performance, with a bond or other form of security not being required and specifically waived by the parties.

     SECTION 15. PARTIES IN INTEREST. This Agreement shall be (i) binding upon and inure to the benefit of and be enforceable by all successors and assigns of the Company (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of business or assets of the Company) and (ii) shall be binding on and inure to the benefit of and be enforceable by all successors, spouses, the heirs, executors, administrators and personal and legal representatives of Indemnitee. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve in the capacities specified herein.

     SECTION 16. ASSIGNS. No party to this Agreement can assign its rights hereunder without the prior written consent of the other parties; provided, however, that the consent of the Indemnitee to any assignment of this Agreement by the Company shall not be required in connection with or with respect to any sale of all or substantially all of the assets of the Company, or any merger, reorganization or other similar business transaction involving the Company, so long as the successor, in the case of a sale of all or substantially all of the assets, reorganization or other similar business transaction affirmatively assumes the obligations of the Company hereunder and provides Indemnitee with an executed copy of such assumption agreement.

     SECTION 17. PRESUMPTION AGAINST DRAFTER. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

     SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     SECTION 19. FACSIMILE SIGNATURES. A facsimile signature on the signature pages hereto shall for all purposes be deemed an original and shall bind the signor as if such facsimile were an original.

     SECTION 20. EFFECTIVE DATE. This Agreement shall be effective as of the date hereof and shall apply to any act or omission made before the Effective Date but the claim for indemnification hereunder is made on or after the date hereof.

     SECTION 21. AMENDMENT. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing signed by each of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company and the Indemnitee have executed this Indemnification Agreement in duplicate as of the day and year first set forth above.

                                        COMPANY:

                                        INLAND RETAIL REAL ESTATE
                                        TRUST, INC.

                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                        INDEMNITEE:


                                        ---------------------------------------

                                    EXHIBIT A

                      INLAND MID-ATLANTIC MANAGEMENT CORP.

                          CERTIFICATE OF INCORPORATION

     10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

                                     BYLAWS

                                   ARTICLE III

                                    DIRECTORS

     SECTION 16. LIMITATION OF PERSONAL LIABILITY. A director's personal liability for monetary damages to the corporation or its shareholders is hereby eliminated for breach of fiduciary duty, provided however that this Section shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Business Corporation Act, or (iv) for any transaction from which the director derived an improper personal benefit.

                                   ARTICLE XI

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

     SECTION 1. INDEMNIFICATION RIGHTS IN A CIVIL OR CRIMINAL ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal, investigative or administrative, and whether external or internal to the corporation (other than an action or suit brought by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee, trustee or committee member of the corporation, or that such person is or was serving at the request of the corporation as a director, officer, employee, trustee, committee member or agent of another entity, including without limitation a corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, or any appeal therein, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding whether by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

     SECTION 2. INDEMNIFICATION RIGHTS IN A DERIVATIVE ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or trustee of the corporation or is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense, settlement or appeal of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     SECTION 3. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the person in question is proper in the circumstances because that person has met the applicable standards of conduct set forth in Sections 1 or 2, as the case may be, of this Article. Such determination shall be made in accordance with the attached agreement.

     SECTION 4. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. To the extent that any person referred to in Sections 1 and 2 of this Article has been successful on the merits or otherwise in defense of any action, suit, proceeding or investigation, or any appeal or in defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, suit, claim or matter, such person shall be indemnified against all expenses (including attorney's fees) incurred in connection therewith.

     SECTION 5. ADVANCES OF EXPENSES. Expenses incurred in any action, suit, proceeding or investigation or any appeal therefrom may be paid by the corporation in advance of the final disposition of such matter, as authorized by the board of directors in the specific matter, upon receipt of an acceptable undertaking by or on behalf of such person to repay such amount, unless it shall ultimately be determined, as provided herein, that such person is entitled to indemnification.

     SECTION 6. OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article shall not be deemed exclusive of, and shall not affect, any other rights to which any person seeking indemnification may be entitled under any law, by-law, charter provision, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to occupy any of the positions mentioned in Sections 1 and 2 of this Article for which such person is seeking indemnification and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or trustee of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article. Such insurance may include "tail" coverage for periods after termination of service in such capacity or after liquidation, merger, consolidation or other change in the corporation.

     SECTION 8. CONSTITUENT CORPORATIONS. For the purposes of this Article, references to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, or trustees so that any person who was a director, officer, employee or trustee of such merging corporation or was serving at the request of such merging corporation as a director, officer, employee, or trustee of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Section with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

     SECTION 9. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article, references to "other enterprise" in Sections 1 and 8 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as director, officer, employee, trustee or agent of the corporation which imposes duties on, or involves services by such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

     SECTION 10. MAINTENANCE OF DEFENSE BY THE CORPORATION. The corporation may, at its cost and expense, defend with counsel of the corporation's choice or approval, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the corporation by reason of the fact that he or she is or was acting in any capacity described in Sections 1 and 2 of this Article if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.

     SECTION 11. SAVINGS CLAUSE. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each person entitled to indemnification as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding or an action or suit brought by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

                                    EXHIBIT A

                        INLAND SOUTHERN MANAGEMENT CORP.

                          CERTIFICATE OF INCORPORATION

     10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

                                     BYLAWS

                                   ARTICLE III

                                    DIRECTORS

     SECTION 16. LIMITATION OF PERSONAL LIABILITY. A director's personal liability for monetary damages to the corporation or its shareholders is hereby eliminated for breach of fiduciary duty, provided however that this Section shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Business Corporation Act, or (iv) for any transaction from which the director derived an improper personal benefit.

                                   ARTICLE XI

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

     SECTION 1. INDEMNIFICATION RIGHTS IN A CIVIL OR CRIMINAL ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal, investigative or administrative, and whether external or internal to the corporation (other than an action or suit brought by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee, trustee or committee member of the corporation, or that such person is or was serving at the request of the corporation as a director, officer, employee, trustee, committee member or agent of another entity, including without limitation a corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, or any appeal therein, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding whether by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

     SECTION 2. INDEMNIFICATION RIGHTS IN A DERIVATIVE ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or trustee of the corporation or is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense, settlement or appeal of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     SECTION 3. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the person in question is proper in the circumstances because that person has met the applicable standards of conduct set forth in Sections 1 or 2, as the case may be, of this Article. Such determination shall be made in accordance with the attached agreement.

     SECTION 4. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. To the extent that any person referred to in Sections 1 and 2 of this Article has been successful on the merits or otherwise in defense of any action, suit, proceeding or investigation, or any appeal or in defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, suit, claim or matter, such person shall be indemnified against all expenses (including attorney's fees) incurred in connection therewith.

     SECTION 5. ADVANCES OF EXPENSES. Expenses incurred in any action, suit, proceeding or investigation or any appeal therefrom may be paid by the corporation in advance of the final disposition of such matter, as authorized by the board of directors in the specific matter, upon receipt of an acceptable undertaking by or on behalf of such person to repay such amount, unless it shall ultimately be determined, as provided herein, that such person is entitled to indemnification.

     SECTION 6. OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article shall not be deemed exclusive of, and shall not affect, any other rights to which any person seeking indemnification may be entitled under any law, by-law, charter provision, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to occupy any of the positions mentioned in Sections 1 and 2 of this Article for which such person is seeking indemnification and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or trustee of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article. Such insurance may include "tail" coverage for periods after termination of service in such capacity or after liquidation, merger, consolidation or other change in the corporation.

     SECTION 8. CONSTITUENT CORPORATIONS. For the purposes of this Article, references to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, or trustees so that any person who was a director, officer, employee or trustee of such merging corporation or was serving at the request of such merging corporation as a director, officer, employee, or trustee of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Section with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

     SECTION 9. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article, references to "other enterprise" in Sections 1 and 8 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as director, officer, employee, trustee or agent of the corporation which imposes duties on, or involves services by such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

     SECTION 10. MAINTENANCE OF DEFENSE BY THE CORPORATION. The corporation may, at its cost and expense, defend with counsel of the corporation's choice or approval, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the corporation by reason of the fact that he or she is or was acting in any capacity described in Sections 1 and 2 of this Article if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.

     SECTION 11. SAVINGS CLAUSE. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each person entitled to indemnification as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding or an action or suit brought by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

                                    EXHIBIT A

                   INLAND SOUTHEAST PROPERTY MANAGEMENT CORP.

                          CERTIFICATE OF INCORPORATION

                                  ARTICLE VII.

                             LIMITATION OF LIABILITY

     No director shall be personally liable to the Corporation or the holders of shares of capital stock for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the duty of loyalty of such director to the Corporation or such holders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which such director derives an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any Director for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal. If the Law of the Corporation's state of incorporation is hereinafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of this Corporation shall be eliminated or limited to the fullest extent then permitted. No repeal or modification of this Article VII shall adversely affect any right of or protection afforded to a Director of the Corporation existing immediately prior to such repeal or modification.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

     This Corporation shall indemnify and may advance expenses to, and may provide and maintain insurance on behalf of, its Officers and Directors to the fullest extent permitted by law in existence either now or hereafter in effect. Without limiting the generality of the foregoing, the Bylaws may provide for indemnification and advancement of expenses to the Corporation's Officers, Directors, employees and agents on such terms and conditions as the Board of Directors may from time to time deem appropriate or advisable.

                                     BYLAWS

                                  ARTICLE III.

                                    DIRECTORS

     SECTION 16. LIMITATION OF PERSONAL LIABILITY. A director's personal liability for monetary damages to the corporation or its shareholders is hereby eliminated for breach of fiduciary duty, provided however that this Section shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Business Corporation Act, or (iv) for any transaction from which the director derived an improper personal benefit.

                                   ARTICLE XI

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

     SECTION 1. INDEMNIFICATION RIGHTS IN A CIVIL OR CRIMINAL ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal, investigative or administrative, and whether external or internal to the corporation (other than an action or suit brought by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee, trustee or committee member of the corporation, or that, such person is or was serving at the request of the corporation as a director, officer, employee, trustee, committee member or agent of another entity, including without limitation a corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, or any appeal therein, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding whether by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

     SECTION 2. INDEMNIFICATION RIGHTS IN A DERIVATIVE ACTION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or trustee of the corporation or is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense, settlement or appeal of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     SECTION 3. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Section 1 or 2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the person in question is proper in the circumstances because that person has met the applicable standards of conduct set forth in Sections 1 or 2, as the case may be, of this Article.

     Such determination shall be made in accordance with the attached agreement.

     SECTION 4. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. To the extent that any person referred to in Sections 1 and 2 of this Article has been successful on the merits or otherwise in defense of any action, suit, proceeding or investigation, or any appeal or in defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, suit, claim or matter, such person shall be indemnified against all expenses (including attorney's fees) incurred in connection therewith.

     SECTION 5. ADVANCES OF EXPENSES. Expenses incurred in any action, suit, proceeding or investigation or any appeal therefrom may be paid by the corporation in advance of the final disposition of such matter, as authorized by the board of directors in the specific matter, upon receipt of an acceptable undertaking by or on behalf of such person to repay such amount, unless it shall ultimately be determined, as provided herein, that such person is entitled to indemnification.

     SECTION 6. OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article shall not be deemed exclusive of, and shall not affect, any other rights to which any person seeking indemnification may be entitled under any law, by-law, charter provision, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to occupy any of the positions mentioned in Sections 1 and 2 of this Article for which such person is seeking indemnification and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or trustee of the corporation or who is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article.

     Such insurance may include "tail" coverage for periods after termination of service in such capacity or after liquidation, merger, consolidation or other change in the corporation.

     SECTION 8. CONSTITUENT CORPORATIONS. For the purposes of this Article, references to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, or trustees so that any person who was a director, officer, employee or trustee of such merging corporation or was serving at the request of such merging corporation as a director, officer, employee, or trustee of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Section with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

     SECTION 9. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article, references to "other enterprise" in Sections 1 and 8 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as director, officer, employee, trustee or agent of the corporation which imposes duties on, or involves services by such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

     SECTION 10. MAINTENANCE OF DEFENSE BY THE CORPORATION. The corporation may, at its cost and expense, defend with counsel of the corporation's choice or approval, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the corporation by reason of the fact that he or she is or was acting in any capacity described in Sections 1 and 2 of this Article if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.

     SECTION 11. SAVINGS CLAUSE. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each person entitled to indemnification as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding or an action or suit brought by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

                                                                      Appendix L


                     FORM OF PROPERTY ACQUISITION AGREEMENT

     THIS PROPERTY ACQUISITION AGREEMENT (this "Agreement") is entered into as of the [-] day of [-], 2004, by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Acquisitions"), and INLAND RETAIL REAL ESTATE TRUST, INC., a Maryland corporation (the "Company"). Acquisitions and the Company are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

     WHEREAS, the Company is in the business, among other things, of acquiring and managing real estate assets, primarily multi-tenant properties improved for use as retail establishments or improved for use as multi-family and/or office facilities that also provide retail services and single-tenant retail or commercial properties, located mainly in the southeastern United States;

     WHEREAS, Acquisitions is an indirect wholly-owned subsidiary of The Inland Group, Inc., an Illinois corporation ("The Inland Group");

     WHEREAS, Robert D. Parks is a director of the Company;

     WHEREAS, Mr. Parks as well as G. Joseph Cosenza and Daniel L. Goodwin (collectively, the "Consultants") have entered into consulting agreements with the Company;

     WHEREAS, Mr. Cosenza is an officer and director of Acquisitions and a stockholder and director of The Inland Group;

     WHEREAS, Messrs. Goodwin and Parks are also stockholders and directors of The Inland Group;

     WHEREAS, Acquisitions is in the business of acquiring and assisting certain third parties in acquiring properties such as the Subject Properties; and

     WHEREAS, Acquisitions is willing to grant the Company an exclusive right of first refusal to acquire each and every Subject Property identified by Acquisitions; and

     WHEREAS, concurrently with executing this Agreement, Acquisitions and the Company are entering into a Transition Property Due Diligence Services Agreement, dated the date hereof (the "Transition Property Services Agreement"), under which Acquisitions will provide, upon the request of the Company, certain services as further described and provided therein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and in consideration of the expense reimbursement provisions set forth in Section 7 of the Transition Property Services Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. INCORPORATION OF RECITALS. By this reference, the recitals set forth above are hereby incorporated into this Agreement as if fully set forth herein.

     2. DEFINITIONS. The following capitalized terms used in this Agreement shall have the following meanings:

          (a) "Market Area" shall mean the geographic area located east of the Mississippi River in the continental United States but excluding that portion of such geographic area located within a four hundred (400) mile radius of Oak Brook, Illinois.

          (b) "Retail Facility" shall mean real estate improved for use as a multi-tenant shopping center with gross leasable retail area of not less than 50,000 square feet and not more than 300,000 square feet.

          (c) "Mixed-Use Property" shall mean real estate, other than a Retail Facility or a Single-User Property, improved for use as a combination of two or more of (a) multi-family use, (b) office use, and (c) retail facility use, provided such real estate contains gross leasable retail area of not less than 50,000 square feet and not more than 300,000 square feet.

          (d) "Single-User Property" shall mean real estate improved for use as a single-tenant retail or commercial property.

          (e) "Subject Property" shall mean any Retail Facility, Mixed-Use Property or Single-User Property identified by Acquisitions and located within the Market Area.

     3. RIGHT OF FIRST REFUSAL. For and during the term of this Agreement, Acquisitions hereby grants to the Company an exclusive right of first refusal to acquire each and every Subject Property identified by Acquisitions, and, until the occurrence of a Right of First Refusal Termination Event (hereinafter defined) with respect to an applicable Subject Property, Acquisitions covenants and agrees that it shall not (a) present or offer for sale such Subject Property to, (b) forward any information regarding the potential acquisition of such Subject Property to, or (c) pursue the acquisition of any such Subject Property on behalf or for the benefit of, any of its clients other than the Company. Notwithstanding the foregoing, the right of first refusal set forth in this
Section 3 shall not apply to either (i) the Acquisition of an Operating Company (hereinafter defined), regardless of whether the Operating Company owns, directly or indirectly, a Subject Property, or (ii) the acquisition (in a manner described in clause (i), (ii) or (iii) of the definition of "Acquisition of an Operating Company" below) of any entity that owns, directly or indirectly, in addition to Subject Properties, other real estate located outside the Market Area. Upon Acquisitions' identification of a Subject Property, Acquisitions shall deliver to the Company written notice (in form and substance attached hereto as EXHIBIT A, each a "Property Notice") that Acquisitions has identified, or entered into a letter of intent or acquisition agreement with respect to, the applicable Subject Property. The Company shall have ten (10) business days after the date of its receipt of a Property Notice (the "Notice Period") to inform Acquisitions in writing (a "Company Notice") whether the Company has elected to pursue the acquisition of the applicable Subject Property. Upon the occurrence of a Right of First Refusal Termination Event, the Company shall be deemed to have waived any and all rights under this Section 3 to acquire the Subject Property, including any corporate opportunity with respect to the particular Subject Property. In the event that the right of first refusal contained in this
Section 3
shall not apply as provided in clause (ii) above, then Acquisitions shall determine, in good faith, an equitable manner for addressing any potential corporate opportunity issues that may arise with respect to the Subject Properties owned by the acquired entity. Except as provided above, Acquisitions will not grant a right of first refusal to any other person or entity (or Subject Properties owned by such entity) that are excluded as a result of clause
(ii) above from the right of first refusal contained in Section 3. The Company shall upon request provide Acquisitions with reasonable evidence (i.e., a resolution adopted by the Board of Directors of the Company) setting forth the authority of certain officers of the Company to make decisions in regards to responding to Property Notices and the acquisition of Subject Properties. If the Company delivers to Acquisitions a Company Notice pursuant to which the Company elects to pursue the acquisition of a Subject Property, but thereafter the Company determines not to pursue such acquisition, then the Company shall deliver to Acquisitions written notice of same (each, a "Property Termination Notice").

     The Company's election, whether in response to or at any time after its receipt of a Property Notice, not to pursue the acquisition of a particular Subject Property shall not affect or impair any of the Company's rights set forth in this Agreement with respect to any other Subject Property or other property that could thereafter constitute a Subject Property.

     For the purposes hereof, the term "Right of First Refusal Termination Event" shall mean the first to occur of (i) the Company's failure to deliver to Acquisitions a Company Notice prior to the expiration of the Notice Period, (ii) the Company's delivery to Acquisitions of a Company Notice pursuant to which the Company elects not to pursue the acquisition of a Subject Property, and (iii) at any time after the expiration of the Notice Period, the Company's delivery to Acquisitions of a Property Termination Notice or the Company's failure to diligently pursue the acquisition of a Subject Property.

     For the purposes hereof, the term "Acquisition of an Operating Company" shall mean the acquisition of an Operating Company (hereinafter defined) (i) by purchasing stock or other equity interest in the entity or by merger or other business combination or reorganization, or tender offer, (ii) by acquisition of all or substantially all of an Operating Company's assets (provided that the excluded assets do not comprise all or substantially all of such Operating Company's non-real property or other non-real estate assets), or (iii) by obtaining management control of such Operating Company, through its board of directors or other comparable management position, such as, without limitation, managing general partner or managing member.

     For the purposes hereof, the term "Operating Company" shall mean (a) any entity that has equity securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or files periodic reports under Sections 13 or 15(d) of the Exchange Act, or (b) any entity that, either itself or through its subsidiaries:

          (a) Owns and operates interests in real estate on a going concern basis rather than as a conduit vehicle for investors to participate in the ownership of assets for a limited period of time;

          (b) Has a policy or purpose of reinvesting sale, financing or refinancing proceeds or cash from operations;

          (c) Has its own directors, managers or managing general partners, as applicable; and

          (d) Either (i) has its own officers and employees that, on a daily basis, actively operate such entity and its subsidiaries and businesses, or
     (ii) has retained the services of an affiliate or sponsor of, or advisor to, such entity to, on a daily basis, actively operate such entity and its subsidiaries and businesses.

     4. ACQUISITION AGREEMENTS. Acquisitions may, from time to time, enter into a letter of intent or other acquisition agreement with respect to a Subject Property in its own name to facilitate, among other things, the offer to, and possible purchase by, the Company of the applicable Subject Property. In any such case, if the Company exercises its right of first refusal with respect to and elects to pursue the acquisition of an applicable Subject Property, and the Company is willing to enter into an agreement to acquire such Subject Property, then, upon the Company's request, Acquisitions shall assign the letter of intent or other acquisition agreement to the Company or its designee

     5. REIMBURSEMENTS. Section 7(b) of the Transition Property Services Agreement shall be, and hereby is, incorporated into this Agreement by reference with the same force and effect as if set forth herein. Notwithstanding the earlier termination, if any, of the Transition Property Services Agreement, the Company hereby agrees to reimburse Acquisitions in accordance with Section 7(b) of the Transition Property Services Agreement in the manner specified there under. The Parties agree that there shall be no duplication of payment for any services rendered with respect to any Subject Property under both this Agreement and the Transition Property Services Agreement.

     6. NO PARTNERSHIP OR JOINT VENTURE. The Parties to this Agreement are independent contractors. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, franchise or joint venture relationship between the Parties.

     7. TERM; TERMINATION OF AGREEMENT. This term of this Agreement shall commence on the date hereof and shall continue until the earlier to occur of (a) the later to occur of (i) the date that none of the Consultants are directors, officers or consultants of or to the Company and no other individual serving as an officer or director of either Acquisitions or its parent, The Inland Real Estate Transactions Group, Inc., is an officer or director of the Company, and
(ii) five (5) years after the date of this Agreement, and (b) the occurrence of a Change in Control. For purposes of this Section 7, the term "Change in Control" shall mean:

          (a) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; PROVIDED, HOWEVER, that any sale, lease, exchange or transfer to (including, without limitation, any merger or other business combination with or into) any of the following shall not constitute a Change of
     Control: (i) any affiliate controlled by the Company, (ii) Inland Real Estate Corporation, (iii) Inland Western Retail Real Estate Trust, Inc.,
     (iv) Inland American Real Estate Trust, Inc., (v) The Inland Group, Inc., or (vi) any affiliate controlled by any of the persons or entities listed in clauses (i) through (v) above (all of the persons and entities described in clauses (i) through (vi) above to be hereinafter sometimes referred to as the "Inland Companies");

          (b) The approval by the holders of the outstanding shares of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (c) Any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (other than any one or more of the Inland Companies) shall become the owner, directly or indirectly, beneficially or of record, of shares of the Company representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of the Company; or

          (d) Following any change in the composition of the board of directors of the Company, a majority of the board of directors of the Company are not a combination of either (i) members of the board of directors of the Company as of the date hereof, or (ii) members of the board of directors of the Company whose nomination for election or election to the board of directors of the Company has been recommended, approved or ratified by at least eighty percent (80%) of the board of directors of the Company then in office who were either members of the board of directors of the Company as of the date hereof or whose election as a member of the board of directors of the Company was previously so approved pursuant to this clause (ii), or
     (iii) members of the board of directors of the Company who have been elected pursuant to a proxy consent solicitation other than in connection with a business combination transaction that would otherwise result in a "Change in Control" under clauses (a) or (c) above.

     8. ASSIGNMENTS. This Agreement may not be assigned except with the written consent of each Party hereto, except in the case of assignment by a Party to a corporation, trust or other organization which is a successor to such Party. Any assignment of this Agreement shall bind the assignee hereunder in the same manner as the assignor is bound hereunder.

     9. AMENDMENTS. This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by each Party hereto or their respective successors or assigns.

     10. SUCCESSORS AND ASSIGNS. This Agreement shall bind any successors or assigns of the Parties hereto as herein provided.

     11. GOVERNING LAW. The provisions of this Agreement shall be governed, construed and interpreted in accordance with the internal laws of the State of Illinois.

     12. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery;
(iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

               IF TO ACQUISITIONS:
               G. Joseph Cosenza
               Inland Real Estate Acquisitions, Inc.
               2901 Butterfield Road
               Oak Brook, IL 60523
               Phone: (630) 218-8000
               Fax: (630) 218-4935

               with a copy to :

               The Inland Real Estate Group, Inc.
               2901 Butterfield Road
               Oak Brook, Illinois
               60523
               Attn: Robert H. Baum, General Counsel


               IF TO THE COMPANY:
               Inland Retail Real Estate Trust, Inc.
               200 Waymont Circle, Suite 126-10
               Lake Mary, FL 32746
               Attention: Barry Lazarus
               Phone: (407) 688-6540
               Fax: (407) 688-6543

               with a copy to:

               Inland Retail Real Estate Trust, Inc.
               2901 Butterfield Road
               Oak Brook, Illinois 60523
               Attn: Michael J. Moran
               Phone: _____________
               Fax: _______________

Any Party may at any time give notice in writing to the other Parties of a change of its address for the purpose of this Section 12.

     13. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     14. EQUITABLE RELIEF. Each Party hereto recognizes and acknowledges that a breach by the other party of this Agreement will cause irreparable damage to the non-breaching party which cannot be readily remedied in monetary damages in an action at law. In the event of any default or breach by either party, the non-breaching party shall be entitled to seek immediate injunctive relief to prevent such irreparable harm or loss, in addition to any other remedies available at law and in equity.

                [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                        INLAND REAL ESTATE ACQUISITIONS, INC.


                                        By:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------


                                        INLAND RETAIL REAL ESTATE TRUST, INC.


                                        By:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT A
                             FORM OF PROPERTY NOTICE

                                 PROPERTY NOTICE

                           [NAME OF SUBJECT PROPERTY]
                     [GENERAL LOCATION OF SUBJECT PROPERTY]
                        [CITY, STATE OF SUBJECT PROPERTY]
                            [DATE OF PROPERTY NOTICE]

Inland Retail Real Estate Trust, Inc.
200 Waymont Circle, Suite 126-10
Lake Mary, FL 32746
Attention: Barry Lazarus

     Reference is made to that certain Property Acquisition Agreement, dated [-], 2004 (the "Agreement"), by and among Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Acquisitions"), and Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company"). Capitalized terms used in this Property Notice but not defined herein shall have the meanings ascribed such terms in the Agreement.

     Pursuant to Section 3 of the Agreement, Acquisitions has identified as a Subject Property that certain property commonly known as [NAME OF SUBJECT PROPERTY] and located at [GENERAL LOCATION/ADDRESS OF SUBJECT PROPERTY].

     Attached hereto for your review is our standard, preliminary "deal sheet" for the Subject Property.

     This letter constitutes the Property Notice under and pursuant to the Agreement with respect to the Subject Property.

     Please direct all correspondence with respect to the Subject Property to Acquisitions as follows:

     G. Joseph Cosenza
     Inland Real Estate Acquisitions, Inc.
     2901 Butterfield Road
     Oak Brook, IL 60523
     Phone: (630) 218-8000
     Fax: (630) 218-4935

Property Notice - [NAME OF SUBJECT PROPERTY]
[DATE]
Page 2


Sincerely,

INLAND REAL ESTATE ACQUISITIONS, INC.


By:
   ---------------------------------
     Name:
          --------------------------
     Its:
         ---------------------------

                [The remainder of this page intentionally blank]

                                                                      Appendix M

                                     FORM OF

                            INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT, dated as of __________, 2004, between Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company"), and the undersigned, a director of the Company (the "Indemnitee").

     WHEREAS, Article XV of the Amended and Restated Articles of Charter of the Company ("Article XV") provide for certain rights of indemnification of, and advancement of expenses to, the officers and directors of the Company (the "Articles Indemnification");

     WHEREAS, Article VII of the By-Laws of the Company ("Article VII") provides for certain rights of indemnification of, and advancement of expenses to, the officers and directors of the Company (and together with the Articles Indemnification, the "Indemnification and Advancement Rights");

     WHEREAS, Article XV and Article VII further provide that the Indemnification and Advancement Rights shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators;

     WHEREAS, the Company and the Indemnitee wish to enter into this Indemnification Agreement to evidence such contract rights;

     NOW, THEREFORE, in consideration of the Indemnitee's agreement to serve as a director of the Company, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company agrees to provide the Indemnitee with the Indemnification and Advancement Rights, and agrees that such rights shall continue as to the Indemnitee after the Indemnitee has ceased to be a director of the Company and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

     IN WITNESS WHEREOF, the Company and the Indemnitee have executed this Indemnification Agreement as of the day and year first above written.


                                        Inland Retail Real Estate Trust, Inc.


                                        By
                                          -------------------------------------


                                        ---------------------------------------

                                                                    Appendix N

September 10, 2004


Special Committee of the Board
  of Directors of Inland Retail Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60521

Members of the Special Committee:

We understand that Inland Retail Real Estate Trust, Inc. (the "REIT"), The Inland Group, Inc. ("Inland Group"), Inland Real Estate Investment Corporation ("IREIC"), Certain Stockholders (the "Manager Stockholders") of each of Inland Southern Management Corp., Inland Mid-Atlantic Management Corp., and Inland Southeast Property Management Corp., Daniel Goodwin, as Agent, Inland Retail Real Estate Advisory Services, Inc. (the "Advisor"), IRRETI Acquisition 1 Inc. ("AI"), IRRETI Acquisition 2 Inc. ("AII"), IRRETI Acquisition 3 Inc. ("AIII"), IRRETI Acquisition 4 Inc. ("AIV") (AI, AII, AIII, and AIV are the "Acquisition Entities") and Inland Southeast Property Management Corp. ("Southeast"), Inland Southern Management Corp. ("Southern") and Inland Mid-Atlantic Management Corp. ("Mid Atlantic") (collectively, the "Managers") propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which:

         (a) AI will be merged into the Advisor, AII will be merged into Southern, AIII will be merged into Mid Atlantic and AIV will be merged into Southeast (collectively, the "Transaction");

         (b) subject to the rights of dissenters and cancellation of treasury shares, each share of the common stock of the Advisor shall be converted into the right to receive 8,700.0000 common shares of the REIT, each share of the common stock of Southern shall be converted into the right to receive 363.3006 common shares of the REIT, each share of the common stock of Mid Atlantic shall be converted into the right to receive 529.0424 common shares of the REIT, and each share of the common stock of Southeast shall be converted into the right to receive 258.3246 common shares of the REIT (all such REIT shares collectively, the "Share Consideration"); and

         (c) each of the shares of the Acquisition Entities shall be converted into one share of each of the surviving entities set forth in (a) above and the REIT shall own all such shares.

September 10, 2004
Page 2

The terms of the Transaction are more fully set forth in the Agreement and capitalized terms not defined herein shall have the meaning set forth in the Agreement.

You have requested our opinion as to whether the Share Consideration to be paid pursuant to the Transaction to the Advisor and the Managers is fair, from a financial point of view, to the holders of the REIT's common shares other than affiliates of Inland Group, the Advisor or the Managers (the "Public Stockholders").

In arriving at the opinion set forth below, we have, among other things:

>    Reviewed a draft of the Agreement dated September 8, 2004;

> Analyzed certain historical and pro forma financial and operating data of the REIT, the Advisor and the Managers as well as the REIT's Prospectus dated June 7, 2002, as amended;

> Analyzed certain internal financial information prepared by the management of the REIT, the Advisor and the Managers, including projections and other data;

> Discussed the business of, and prospects for, the REIT, the Advisor and the Managers with the management of the REIT, the Advisor and the Managers, respectively, including with respect to the projections referenced above, their estimates of the potential cost savings from the Transaction and the future financial performance of the REIT's properties;

> Reviewed certain materials presented by the management of the REIT, the Advisor and the Managers to the REIT's board of directors;

>    Reviewed the Advisory Agreement between the REIT and the Advisor;

> Reviewed the Master Management Agreement between the REIT and each of the Managers;

> Reviewed the Advisor and the Managers and the Transaction employing the following techniques: comparable historical merger and acquisition transactions, comparable publicly traded investment and real estate management and advisory companies, and a discounted cash flow analysis;

> Reviewed the REIT shares offered as consideration for the Transaction by the following methodologies: comparable publicly traded retail real estate investment trusts, net asset value, discounted cash flow analysis and recent sales price; and

> Reviewed such other financial studies and analyses and performed such other investigations as we deemed appropriate.

September 10, 2004
Page 3

For purposes of this opinion, we have, with your consent, assumed and relied upon without independent verification: the accuracy and completeness of the financial and other information reviewed by us, including publicly available information; the accuracy, completeness and fairness of oral statements made to us; and the assurances of management of the REIT, the Advisor and the Managers that they do not know anything regarding the REIT, the Advisor, or the Managers, respectively, which would make the information provided to us incomplete, or misleading, for the purposes of this opinion.

With respect to the financial projections of the REIT, the Advisor and the Managers, which were furnished to and discussed with us (including estimates of potential cost savings to the REIT), we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgments of the future financial performance of the REIT, the Advisor and the Managers.

We have not made any independent solvency determination or any valuation or appraisal of the assets or liabilities of the REIT, the Advisor or the Managers, nor have we reviewed title, survey, engineering inspection reports, leases, environmental or other property specific materials relating to any of the properties owned by the REIT, or contingent liabilities relating to the REIT Advisor, the Managers, or the Transaction.

We express no opinion herein as to the legal, accounting or tax aspects of the Transaction and we have relied upon advice of the REIT's advisors, including counsel, and the requirements of the Agreement with respect thereto, nor do we express any opinion concerning the Ancillary Agreements. Our opinion is necessarily based on economic, market, financial and other conditions existing on, and the information made available to us, as of the date hereof. We are not rendering any opinion with respect to the future performance of the REIT, the Advisor or the Managers. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. Our opinion may not be published or otherwise used or referred to or made available to third parties, nor shall any public reference to Mesirow Financial, Inc. be made, without our prior written consent, which consent shall not be unreasonably withheld or delayed. It is understood that, subject to the foregoing consent rights, this opinion and a summary thereof may be included in the proxy statement related to the special meeting of the stockholders of the REIT to approve the Agreement and the Transaction.

We have been engaged by the Special Committee of the REIT's Board of Directors (the "Special Committee") as financial advisor with respect to the Transaction and will receive a fee for such financial advice and rendering this opinion. In addition, the REIT has agreed to indemnify us for certain liabilities arising out of our engagement. Our fee is not contingent, in whole or in part, on the consummation of the Transaction. We have previously rendered a fairness opinion to the REIT in connection with a loan that the REIT made to Inland American Centers, Inc. and

September 10, 2004
Page 4

received a fee for rendering that opinion, and, as a result of an acquisition consummated in 2003, we receive insurance brokerage commissions with respect to insurance purchased on behalf of the Inland Group and its affiliates.

In rendering our opinion, we have assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us and that the Transaction will be consummated pursuant to the terms and subject to the conditions set forth in the Agreement, without waiver of any material terms or conditions. Our advisory services and the opinion expressed herein are provided for the information of the Special Committee in its evaluation of the Transaction and may not be relied upon by any other person or entity for any other purpose. Our opinion does not address the relative merits of the Transaction and other business strategies considered by the Special Committee, nor does it address the Special Committee's decision to proceed with the Transaction. This opinion does not constitute a recommendation to any shareholder of the REIT as to how such shareholder should vote, nor as to any other action that such shareholder should take in connection with the Transaction. This opinion relates solely to the issue of the fairness to the Public Stockholders from a financial point of view of the aggregate Share Consideration to be paid pursuant to the Transaction to the Advisor and Managers.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we have deemed relevant, we are of the opinion that, as of the date hereof, the aggregate Share Consideration to be paid pursuant to the Transaction to the Advisor and the Managers is fair, from a financial point of view, to the Public Stockholders.


Very truly yours,

/s/ MESIROW FINANCIAL, INC.

                                                                      APPENDIX O

                      INLAND RETAIL REAL ESTATE TRUST, INC.

                     [FOURTH]FIFTH ARTICLES OF AMENDMENT AND
                             RESTATEMENT OF CHARTER

     FIRST: Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

     SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

                                   [ARTICLE I]

                                    ARTICLE I
                                      NAME

     The name of the corporation is: Inland Retail Real Estate Trust, Inc. (the "Company"). So far as may be practicable, the business of the Company shall be conducted and transacted under that name.

                                  [ARTICLE II]

                                   ARTICLE II
                                  ORGANIZATION

     The name and address of the incorporator shall be Kristopher E. Moldovan, 225 West Wacker Drive, Suite 2600, Chicago, Illinois 60606. Said incorporator, an individual older than eighteen (18) years, shall form the corporation under the general laws of Maryland.

                                  [ARTICLE III]

                                   ARTICLE III
                               PURPOSES AND POWERS

     The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a "REIT") under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the "Code")), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

                                  [ARTICLE IV]

                                   ARTICLE IV
                   RESIDENT OFFICE/AGENT AND PRINCIPAL OFFICE

Deleted text in brackets.

     The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board of Directors may from time to time determine. The Company shall continuously maintain in the State of Maryland a registered office and a registered Agent whose office is identical with such registered office. The post office address of the Company's registered office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The name of the Company's registered agent at such address is The Corporation Trust Incorporated. The Company reserves the power to change its registered agent and registered office at any time.

                                   [ARTICLE V]

                                    ARTICLE V
                                   DEFINITIONS

     For the purposes of [these Articles]this Charter, the following terms shall have the following meanings:

     "ACQUISITION EXPENSES" means expenses related to the Company's selection, evaluation and acquisition of, and investment in, Properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals and surveys, nonrefundable option payments on Property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personal and miscellaneous expenses related to the selection and acquisition of Properties.

     "ACQUISITION FEE" means the total of all fees and commissions paid by the Company[, the Advisor] or any Affiliate of the Company[ or the Advisor] to any Person, or paid by any Person to [the Advisor or ]any Affiliate of the Company
[ or the Advisor] and remitted to the Company, in connection with making or investing in mortgage loans or the purchase, development or construction of Property by the Company. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to Persons [not affiliated with the Sponsor ]in connection with the actual development and construction of a project.

     ["ADVISOR" means the Person responsible for directing or performing the day-to-day business affairs of the Company, including a Person to which an Advisor subcontracts substantially, all such functions. The Advisor is Inland Retail Real Estate Advisory Services, Inc. or any Person which succeeds it in such capacity.]

     ["ADVISOR ASSET MANAGEMENT FEE" means the fee paid to the Advisor for directing or performing the day-to-day business affairs of the Company, which shall not exceed 1% of the Average Invested assets. ]

Deleted text in brackets.

     "AFFILIATE" means, with respect to any other Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

     "AGGREGATE STOCK OWNERSHIP LIMIT" means not more than 9.8 percent in value of the aggregate of the outstanding shares of Equity Stock. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.

     "ANNUAL MEETING" means the meeting to be held on the date as directed by the Board of Directors, usually held for the election of directors and for the transaction of such other business as may properly be brought before the meeting.

     "ASSET COVERAGE" means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Company.

     "AVERAGE INVESTED ASSETS" means, for any period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

     "BENEFICIAL OWNERSHIP" means ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

     "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

     "CASH FLOW" means, with respect to any period: (i) all cash receipts derived from investments made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization, less (iii) cash receipts used to pay operating expenses[ (including the Advisor Asset Management Fee).].

     "CHARITABLE BENEFICIARY" means one or more beneficiaries of the Trust as determined pursuant to Article IX, Section 15 of this Charter, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such

Deleted text in brackets.

organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

     "CHARTER" means these Fifth Articles of Amendment and Restatement of the Company.

     "CLOSING PRICE" on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Sale Price for such Equity Stock on such date. The "Closing Sale Price" on any date shall mean the last sale price for such Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors of the Company or, in the event that no trading price is available for such Equity Stock, the fair market value of the Equity Stock, as determined in good faith by the Board of Directors of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder (sometimes referred to as the "Treasury Regulations") or corresponding provisions of subsequent revenue laws.

     "COMMON STOCK OWNERSHIP LIMIT" means not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company. The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.

     "COMPETITIVE REAL ESTATE COMMISSION" means the real estate or brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type paid location of such Property.

     "CONSTRUCTIVE OWNERSHIP" means ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

Deleted text in brackets.

     "CONTRACT PRICE FOR THE PROPERTY" means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.

     "CONSTRUCTION FEE" means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Company's Property.

     "DEVELOPMENT FEE" means a fee for the packaging of the Property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.

     "DIRECTOR(S)" means the members of the Board of Directors of the Company (including Independent Directors).

     ["EQUITY STOCK" means stock that is either common stock or preferred stock of the Company.]

     "EQUITY STOCK" means all classes or series of stock of the Company, including, without limitation, Common Stock and Preferred Stock (as such terms are defined in Article VI, Section 1 below).

     "EXCEPTED HOLDER" means a stockholder of the company for whom an Excepted Holder Limit is created by this Charter or by the Board of Directors pursuant to
Article IX, Section 7 of this Charter.

     "EXCEPTED HOLDER LIMIT" means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Article IX, Section 7 of this Charter, and subject to adjustment pursuant to Article IX, Section 7 of this Charter, the percentage limit established by the Board of Directors pursuant to Article IX, Section 7 of this Charter.

     "INDEPENDENT DIRECTOR(S)" means the Directors who: (i) are not affiliated and have not been affiliated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, [the Sponsor or the Advisor ]whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of the Company[, the Sponsor, the Advisor] or any of [their]its Affiliates; (ii) do not serve as a director for more than two other REITs originated by the Company[ or the Advisor or advised by the Advisor]; and (iii) perform no other services for the Company, except as Directors. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Director has one of the foregoing relationships with the Company[, the Sponsor or the Advisor] or any of [their]its Affiliates. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company[, the Sponsor, the Advisor] and [their]its Affiliates shall be deemed material per se if it exceeds 5% of the prospective Independent Directors: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis.

Deleted text in brackets.

     "INDEPENDENT EXPERT" means a Person with no material current or prior business or personal relationship with [the Advisor or the Directors]a Director who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.

     ["INITIAL INVESTMENT" means the purchase of 20,000 shares of Common Stock by the Advisor in connection with the organization of the Company for $200,000, and the capital contribution of $2,000 by the Advisor, for which the Advisor will receive 200 LP Common Units in the Operating Partnership, which, subject to certain conditions, will be exchangeable on a one-for-one basis for an aggregate of 200 shares of Common Stock.]

     ["LP COMMON UNITS" means common units representing limited partnership interests in the common equity, of the Operating Partnership.]

     "INITIAL DATE" means the date upon which the Articles of Amendment containing Article IX of this Charter and the relating definitions located in this Article V are filed with the SDAT (as defined in Article VI, Section 5 below).

     "MARKET PRICE" means on any date the average of the Closing Price [(as defined below) ]per [Share]share for the five consecutive Trading Days (as defined below) ending on and including such date. The "Closing Price" on any date means the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if Nasdaq is no longer in use, the principal automated quotation system that may, then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board, or if there is no professional market maker making a market in the Shares, the average of the last ten (10) sales pursuant to the Offering if the Offering has not concluded, or if the Offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the "SRP"), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price at which a Stockholder may purchase Shares pursuant to the Company's Distribution Reinvestment Program (the "DRP") if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of the Shares as determined by the Company, in its sole discretion. "Trading Day" shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close. The term "regular way" means a trade that is effected in a

Deleted text in brackets.

recognized securities market for clearance and settlements pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected "ex-clearing" for same-day or next-day settlement.

     "MGCL" means the Maryland General Corporation Law, as amended from time to time.

     "NET ASSETS" or "NET ASSET VALUE" means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the company, calculated at least quarterly on a basis consistently applied.

     "NET INCOME" means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company's assets.

     ["OPERATING PARTNERSHIP" means Inland Retail Real Estate Limited Partnership, an Illinois limited partnership. The Company will be the General Partner of the Operating Partnership.]

     "NOMINATING COMMITTEE" means the committee appointed by the Board of Directors consisting of Independent Directors who provide assistance to the Board of Directors in fulfilling the Board of Directors responsibilities for director nominations and appointments, establishing compensation for members of the Board of Directors, and Board of Directors and corporate governance matters, generally.

     "NYSE" means the New York Stock Exchange.

     "ORGANIZATION AND OFFERING EXPENSES" means all those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing shares of common stock of the Company to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company's employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants' and attorneys' fees and expenses.

     "PERSON" means an individual, corporation, [business trust, estate, trust, Partnership, limited liability company, association, two or more persons having a joint or common interest, or any other legal or commercial entity.] partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

     "PROHIBITED OWNER" means, with respect to any purported Transfer, any Person who, but for the provisions of Article IX, Section 1 of this Charter, would Beneficially Own or

Deleted text in brackets.

Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

     "PROPERTY" or "PROPERTIES" means any, or all, respectively, of the real property and improvements thereon owned or to be owned by the Company, directly or indirectly through one or more of its Affiliates.

     "PROSPECTUS" means any document, notice, or other communication satisfying the standards set forth in Section 10 of the Securities Act of 1933, as amended, and contained in a currently effective registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission, or if no registration statement is currently effective, then the Prospectus contained in the most recently effective registration statement. "REIT" means a real estate investment trust as defined by the Code and the applicable Regulations.

     "REIT" means a real estate investment trust within the meaning of Section 856 of the Code.

     "RESTRICTION TERMINATION DATE" means the first day after the Initial Date on which the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT.

     "ROLL-UP" means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company. Such term does not include:

             (a) a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or

             (b) a transaction involving the conversion to corporate, trust or association form of only the Company) if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

                    (1)  Stockholders' voting rights;

                    (2)  the term and existence of the Company; or

                    (3)  [Sponsor or Advisor compensation; or]

                    (4)  the Company's investment objectives.

     "ROLL-UP ENTITY" means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

Deleted text in brackets.

     ["SPONSOR" means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any, Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person. Not included is any Person whose only relationship with the Company is as that of an independent property manager of the Company's assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:]

             [taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company; either alone or in conjunction with one or more other Persons;]

             [receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;]

             [having a substantial number of relationships and contacts with the Company;]

             [possessing significant rights to control Company Properties; ]

             [receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or]

             [providing goods or services to the Company on a basis which was not negotiated at arm's-length with the Company.]

             [Initially the Sponsor shall be Inland Real Estate Investment Corporation or any Person which succeeds it in such capacity.]

     "STOCKHOLDERS" means holders of shares of Equity Stock.

     "TOTAL OPERATING EXPENSES" means the aggregate expenses of every character paid or incurred by the Company as determined under Generally Accepted Accounting Principles, [including any fees paid to the Advisor, ]but excluding:

             (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the shares of common stock of the Company);

             (b)    interest payments;

             (c)    taxes;

             (d) non-cash expenditures such as depreciation, amortization and bad debt reserves[; incentive fees payable to the Advisor]; and

Deleted text in brackets.

             (e) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

                                  [ARTICLE VI]

     "TRANSFER" means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Equity Stock or the right to vote or receive dividends on Equity Stock, including without limitation (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

     "TRUST" means any trust provided for in Article IX, Sections 1(b) and 10 of this Charter.

     "TRUSTEE" means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

                                   ARTICLE VI

                                      STOCK

     Section 1. [Section 1. ]AUTHORIZED STOCK. The total number of shares of stock which the Company has authority to issue is 290,000,000 shares, of which 280,000,000 are shares of common stock, $0.01 par value per share ("Common Stock"), and 10,000,000 are shares of preferred stock, $0.01 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $1,100,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. To the extent permitted by Maryland law, the Board of Directors, without any action by the stockholders of the Company, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

     Section 2. [Section 2. ]LIQUIDATION. Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the

Deleted text in brackets.

Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

     Section 3.     [Section 3. ]COMMON STOCK.

             (a) Subject to the provisions of Article IX of this Charter regarding Equity Stock[ (as such term is defined therein)], each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders. Shares of Common Stock do not have cumulative voting rights.

             (b) A majority of voting shares of Equity Stock present in person or by proxy at an Annual Meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. A quorum shall be 50% of the then outstanding voting shares of Equity Stock.

             (c) With respect to voting shares of Equity Stock owned by the [Advisor, the Sponsor, the ]Directors or any Affiliate, neither the [Advisor, the Sponsor, the ]Directors[,] nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the [Advisor, the Sponsor, the ]Directors[,] or any Affiliate or any transaction between the Company and any of them. In determining the requisite percentage interest of voting shares of Equity Stock necessary to approve a matter on which[ the Advisor, the Sponsor,] the Directors or any Affiliate may not vote or consent, any shares of Equity Stock owned by any of them shall not be included.

             (d) The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

     Section 4. [Section 4. ]PREFERRED STOCK. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

     Section 5. [Section 5. ]CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of stock of the Company; (ii) specify the number of shares to be included in the class or series; and (iii) subject to the provisions of Article IX of this Charter regarding Equity Stock, and subject to the express terms of any class or series of stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (iii) of this
Section 5 may be made dependent upon facts or events ascertainable outside [the charter]this Charter (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Deleted text in brackets.

     Section 6. [Section 6. ]GENERAL NATURE OF EQUITY STOCK. All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in [these Articles]this Charter. The Stockholders shall have no interest in any Properties and shall have no right to compel any partition, division, dividend or distribution of the Company or any Properties.

     Section 7. [Section 7. ]FRACTIONAL SHARES OF EQUITY STOCK. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

     Section 8. [Section 8. ]PREEMPTIVE RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified shares of stock pursuant to Section 5 of this Article VI, no Stockholder of the Company shall, as such Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company which it may issue or sell.

     Section 9. [Section 9. ]CHARTER AND BYLAWS. All persons who shall acquire Equity Stock shall acquire the same subject to the provisions of [these Articles]this Charter and the bylaws of the Company (the "Bylaws"), as [these Articles]this Charter and such Bylaws may be amended from time-to-time.

     Section 10. [Section 10. ]TERMS AND CONDITIONS OF EQUITY STOCK. The Company shall not issue:

             (a)    Common Stock which is non-voting or assessable;

             (b) Warrants, options or similar evidences of a right to buy its Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to Directors, officers or employees of the Company;

             (c) (i) Common Stock which is redeemable at the option of the holder; (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; or (iii) options or warrants to purchase Equity Stock to [the Sponsor, the Advisor, ]any Directors[,] or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services that in the judgment of the Independent Directors have a market value not less than the value of such option on the date of grant), and provided further that options or warrants issuable to the[ Sponsor, the Advisor,] Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Equity Stock on the date of grant of any options or warrants; or

Deleted text in brackets.

             (d) Shares of Equity Stock on a deferred payment basis or similar arrangement.

     Section 11.    [Section 11. ]RIGHTS OF OBJECTING STOCKHOLDERS.

     HOLDERS OF EQUITY STOCK ARE NOT ENTITLED TO EXERCISE ANY RIGHTS OF AN OBJECTING STOCKHOLDER PROVIDED FOR UNDER TITLE 3, SUBTITLE 2 OF THE MARYLAND GENERAL CORPORATION LAW.

                                  [ARTICLE VII]

                                   ARTICLE VII
                               BOARD OF DIRECTORS

     Section 1. [Section 1. ]NUMBER AND CLASSIFICATION. The number of Directors of the Company shall initially be five, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than three, nor more than eleven, a majority of whom will be Independent Directors. [Independent Directors]The Nominating Committee shall nominate replacements for vacancies amongst the Independent Directors' positions. The Directors may establish such committees in addition to the Nominating Committee as they deem appropriate (provided the majority of the members of each committee are Independent Directors). A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience.

     The names of the Directors who shall serve initially until the first annual meeting of the Stockholders and until their successors are duly elected and qualify are:

                         Barry L.  Lazarus
                         Robert D. Parks
                         Daniel K. Deighan [(Independent Director)]
                         Kenneth E. Masick [(Independent Director)]
                         Michael S. Rosenthal [(Independent Director)]

     Section 2. [Section 2. ]ELECTION AND TERM. Each Director (other than a Director elected to fill the unexpired term of another Director) is elected by the voting Stockholders and shall serve a one year term and hold office until his or her successor is duly elected and qualify.

     Section 3. [Section 3. ]RESIGNATION, REMOVAL OR DEATH. Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause, at an annual or special meeting of the Stockholders, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors. For purposes of this paragraph, "cause" shall mean with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director

Deleted text in brackets.

caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

     Section 4. [Section 4. ]SERVICE AS NOMINEE. Legal title to any Property shall be vested in the Company, but the Company may cause legal title to any such Property to be held by or in the name of any or all of the Directors or any other person as nominee. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any right, title or interest in and to any Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any such Property held in his name, and shall account to the remaining Directors as they require for all such Property which he holds as Director. Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any conveyancing documents have been executed and delivered. Written evidence of the qualification and acceptance of election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary or desirable.

     Section 5.     [Section 5. ]DUTIES AND POWERS.

             (a) GENERAL. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by the Articles or the Bylaws. [These Articles]This Charter shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of [these Articles]this Charter or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in [these Articles]this Charter or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland General Corporation Law, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.

             (b) REIT QUALIFICATION. The Board shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board (including a majority of the Independent Directors) determines that it is no longer in the best interest of the Company to continue to have the Company qualify as a REIT, the Board may revoke or otherwise terminate the Company's REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in
     Article IX is no longer required for REIT qualification.

Deleted text in brackets.

             (c) AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board of Directors may authorize the issuance from time to time of shares of stock of the Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock or any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in[ these Articles] this Charter or the Bylaws.

             (d) DISTRIBUTIONS. The Company intends to pay, but shall not be obligated to pay, regular quarterly distributions to its Stockholders ("Distributions"). However, the Company reserves the right to pay Distributions on a monthly basis in an amount determined by the Board. Distributions will be at the discretion of the Board. The Company's ability to pay Distributions and the size of these Distributions will depend upon a variety of factors. There can be no assurance that Distributions will be made or that any particular level of Distributions established in the future, if any, will be maintained by the Company.

             To the extent possible, the Company seeks to avoid the fluctuations in Distributions which might result if Distributions were based on actual cash received during the Distribution period. To avoid fluctuation, the Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the Distribution period and prior to the payment date for such Distribution, in order to pay annualized Distributions consistent with the Distribution level established from time to time by the Board. The Company's ability to maintain this policy is dependent upon the Company's Cash Flow and the applicable requirements for qualifying as a REIT as contained in Code Section 856 through 960 and the Regulations promulgated thereunder. There can be no assurance that there will be Cash Flow available to pay Distributions, or that Distribution amounts will not fluctuate. Quarterly Distributions will be calculated with daily record and Distribution declaration dates. However, the Board could, at any time, elect to pay Distributions monthly, and later switch back to quarterly, to reduce administrative costs.

             Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than 60 days after the close of the fiscal year in which the Distribution was made.

             Distributions in-kind shall not be permitted, except for Distributions of: (i) readily marketable securities; (ii) beneficial

Deleted text in brackets.

             interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the in-kind Property; (b) the Directors offer each Stockholder the election of receiving in-kind property Distributions,; and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors' offer.

             The Directors shall endeavor to declare and pay such Distributions as shall be necessary under the Code; however, Stockholders shall have no right to any Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5 shall be subject to the provisions of any class or series of Equity Stock at the time outstanding. The receipt by any person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

             (e) DISTRIBUTION REINVESTMENT PROGRAM. The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:

                    (1) All material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and

                    (2) Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity, to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph
             (i) above.

             [DETERMINATION OF REASONABLENESS OF FEES AND EXPENSES. The Independent Directors shall determine, from time to time but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated Companies. Each such determination shall be reflected in the minutes of the meeting of the Directors.]

             (f) REVIEW OF INVESTMENT POLICIES. The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company [and the Advisor ]to assure that such policies are carried out. The Independent Directors shall review such policies of the

Deleted text in brackets.

     Company, with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the Board of Directors.

             (g) DETERMINATION OF CONSIDERATION. The consideration paid for Properties acquired by the Company shall ordinarily be based upon the fair market value of the Properties and approved by a majority of the Directors (including a majority of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if assets are acquired from a [Sponsor, Advisor, Director or an Affiliate of any of the foregoing, pursuant to Section 6 of Article VIII, such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors.]Director or an Affiliate, pursuant to Article VIII, Section 6 of this Charter, such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors.

             [ADVISORY AGREEMENT; ADVISOR COMPENSATION. Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, an advisory agreement will be entered into by the Company which will be for a one-year term subject to successive one-year renewals upon the mutual consent of the parties. Such advisory agreement shall be terminable by either party or by mutual consent of the parties or by a majority of the Independent Directors of the Company or the Advisor, as the case may be, upon 60 days written notice without cause or penalty. In the event of the termination of the advisory agreement, the Advisor will cooperate with the Company and take all reasonable steps requested to assist the Directors in making an orderly transition of the advisory function. The Independent Directors shall determine from time to time and at least annually that the compensation which the Company contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by these Articles and applicable state law. The Independent Directors shall also supervise the performance of the Advisor to determine that the Advisor or a successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and to justify the compensation paid to it by the Company as well as to confirm that the provisions of such contract are being carried out. It shall be the duty of the Directors, including the Independent Directors, to evaluate the performance of the Advisor before entering into or renewing an advisory contract. Such determination shall be based upon the following factors and all other factors such Independent Directors may deem relevant and the findings of such Directors on each of such factors shall be recorded in the minutes of a Directors meeting: (i) the size of the advisory fee in relation to the size, composition and profitability of the investment portfolio of the Company; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by advisors performing similar services; (iii) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment

Deleted text in brackets.

     portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Advisor for its own account. Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as investment advisor or Director may only be made upon a determination that: (i) the compensation is not in excess of their compensation paid for any comparable services; and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.]

             (h) RESERVED POWERS OF BOARD. The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.

     Section 6. [Section 6. ]PERFORMANCE OF DUTIES. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board on which he or she serves in accordance with Maryland law. A Director who performs his or her duties in accordance with Maryland law has no liability by reason of being or having been a Director.

     Section 7. [Section 7. ]FIDUCIARY DUTY. The Directors [and Advisor of the Company ]shall be deemed to be in a fiduciary relationship to the Company and the Stockholders. [The Directors shall also have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Advisor.]

     Section 8. [Section 8. ]DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with [these Articles]this Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its Equity Stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Equity Stock or the payment of other distributions on its Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus,[.] annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; (v) any matters relating to the acquisition, holding and disposition of any assets by the Company; or (vi) any other matter relating to the business and affairs of the Company.

Deleted text in brackets.

                                 [ARTICLE VIII]

                                  ARTICLE VIII
                        PROVISIONS FOR DEFINING, LIMITING
                  AND REGULATING CERTAIN POWERS OF THE COMPANY
                      AND OF ITS DIRECTORS AND STOCKHOLDERS

     Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or its Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

     Section 1.     [Section 1. ]LIMITATION ON ORGANIZATION AND OFFERING
EXPENSES.    The Organization and Offering Expenses paid in connection with the
Company's formation or the syndication or sale of shares of Common Stock shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in such syndication or sale.

     Section 2. [Section 2. ]LIMITATION ON ACQUISITION FEES AND EXPENSES. The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall be reasonable, and shall in no event exceed an amount equal to 6% of the Contract Price for the Property, or in the case of a mortgage loan, 6% of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

     Section 3. [Section 3. ]LIMITATION ON TOTAL OPERATING EXPENSES. The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Company or 25% of the Company's Net Income. The Independent Directors have a fiduciary responsibility to limit the Company's annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses. Any such finding by the Independent Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Invested Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact. If the Independent Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Directors' conclusion. [In the event the Total Operating Expenses exceed the limitations described above and if the Directors are unable to conclude that such excess was justified then, within 60 days after the end of the Company's fiscal year, the Advisor shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the limitation.]

     Section 4. [Section 4. ]LIMITATION ON REAL ESTATE COMMISSIONS. If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary

Deleted text in brackets.

and competitive, taking into consideration the size, type and location of the Property ("Competitive Real Estate Commission"), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the Property. [The amount of such fees payable to the Advisor or an Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) 3% of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.]

     [Section 5.    LIMITATION ON INCENTIVE FEES. The Company shall pay the
Advisor a reasonable incentive advisory fee. Such a fee shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to the Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Shares, plus an amount equal to 6% of the original issue price of the Shares per annum cumulative. For purposes of this Section 5, the original issue price of the Shares may be reduced by prior cash distributions to Stockholders of net proceeds from the sale of Properties. In the case of multiple advisors, advisors and Affiliates shall be allowed incentive fees in accordance with the foregoing limitation, provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company's assets by each respective advisor or Affiliate.]

     Section 5.     [Section 6. ]LIMITATION ON TRANSACTIONS WITH AFFILIATES.

             (a) SALES AND LEASES TO COMPANY. The Company shall not purchase Property from the [Sponsor, Advisor, ]Directors or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such[ Sponsor, Advisor,] Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its appraised value at the time of acquisition of the Property by the Company.

             (b) SALES AND LEASES TO [SPONSOR, ADVISOR, ]DIRECTOR OR ANY AFFILIATE. A [Sponsor, Advisor, ]Director or any Affiliate thereof shall not acquire assets from the Company unless approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Company. The Company may lease assets to a[ Sponsor, Advisor,] Director or any Affiliate thereof only if approved by a majority of the Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Company.

             (c) LOANS. No loans may be made by the Company to [the Sponsor, Advisor,]a Director or any Affiliate thereof except as provided in Article X [hereof]of this Charter, or to wholly owned subsidiaries of the Company. The Company may not borrow money from [the Sponsor, Advisor,]a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transactions, approve the transaction as being fair, competitive and commercially

Deleted text in brackets.

     reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

             (d) INVESTMENTS. The Company shall not invest in joint ventures with [the Sponsor, Advisor,]a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint ventures. The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.

             (e) OTHER TRANSACTIONS. All other transactions between the Company and [the Sponsor, Advisor,]a Director or any Affiliate thereof, shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transactions as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

     Section 6. [Section 7. ]LIMITATION ON BORROWING. The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution of dividends by the Internal Revenue Code of 1986, as amended, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The aggregate amount of Company borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets. Any excess in borrowing over such 300% of Net Assets level shall be approved by a majority of the Independent Directors and disclosed to Stockholders in the Company's next quarterly report to Stockholders, along with justification for such excess. Any excess in borrowing over such 300% of Net Assets level shall be subject to the approval by the Stockholders.

     [Section 8.    SUITABILITY OF STOCKHOLDERS.]

             [INCOME AND NET WORTH STANDARDS. Stockholders shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make their investment in the Company. Net worth shall be determined exclusive of home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.]

             [DETERMINATION THAT SALE TO STOCKHOLDER IS SUITABLE AND APPROPRIATE. The Sponsor and each Person selling shares of Equity Stock on behalf of the Sponsor or Company

Deleted text in brackets.

     shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling shares of Equity Stock on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (i) meets the minimum income and net worth standards established for the Company; (ii) can reasonably benefit from the Company based on the prospective Stockholder's overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective Stockholder's overall financial situation; and (iv) has apparent understanding of: (1) the fundamental risks of investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of shares of Equity Stock of a REIT; (4) the restrictions on transferability of shares of Equity Stock of a REIT; (5) the background and qualification of the Sponsor or the Advisor; and (6) the tax consequences of the investment.]

                                  [ARTICLE IX]

                                   ARTICLE IX
                 RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

     [Section 1.    DEFINITIONS. For the purpose of this Article IX, the
following terms shall have the following meanings:]

             [AGGREGATE STOCK OWNERSHIP LIMIT. The term "Aggregate Stock Ownership Limit" shall mean not more than 9.8 percent in value of the aggregate of the outstanding shares of Equity Stock. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.]

             [BENEFICIAL OWNERSHIP. The term "Beneficial Ownership" shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.]

             [BUSINESS DAY. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.]

             [CHARITABLE BENEFICIARY. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to
     Section 3.6, provided that each such organization must be described in
     Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.]

             [CHARTER. The term "Charter" shall mean the charter of the Company, as that term is defined in the MGCL.]

Deleted text in brackets.

             [CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.]

             [COMMON STOCK Ownership LIMIT. The term "Common Stock Ownership Limit" shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company. The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.]

             [CONSTRUCTIVE OWNERSHIP. The term "Constructive Ownership" shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by
     Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.]

             [EQUITY STOCK. The term "Equity Stock" shall mean all classes or series of stock of the Company, including, without limitation, Common Stock and Preferred Stock.]

             [EXCEPTED HOLDER. The term "Excepted Holder" shall mean a stockholder of the company for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 2.7.]

             [EXCEPTED HOLDER LIMIT. The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 2.7, and subject to adjustment pursuant to Section 2.8, the percentage limit established by the Board of Directors pursuant to Section 2.7.]

             [INITIAL DATE. The term "Initial Date" shall mean the date upon which the Articles of Amendment containing this Article IX are filed with the SDAT.]

             [MARKET PRICE. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal

Deleted text in brackets.

     other automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors of the Company or, in the event that no trading price is available for such Equity Stock, the fair market value of the Equity Stock, as determined in good faith by the Board of Directors of the Company.]

             [MGCL. The term "MGCL" shall mean the Maryland General Corporation Law, as amended from time to time.]

             [NYSE. The term "NYSE" shall mean the New York Stock Exchange.]

             [PERSON. The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of
     Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.]

             [PROHIBITED OWNER. The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 2.1, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.]

             [REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.]

             [RESTRICTION TERMINATION DATE. The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Company determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT.]

             [TRANSFER. The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Equity Stock or the right to vote or receive dividends on Equity Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and
     (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Equity Stock; in each case,

Deleted text in brackets.

     whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.]

             [TRUST. The term "Trust" shall mean any trust provided for in
     Section 3.1.]

             [TRUSTEE. The term "Trustee" shall mean the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.]

     [Section 2. EQUITY STOCK.]

     Section 1. [Section 2.1 ]OWNERSHIP LIMITATIONS. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

             (a)    Basic Restrictions.

                    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the[.] Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

                    (2) No Person shall Beneficially or Constructively Own shares of Equity Stock to the extent that such Beneficial or Constructive Ownership of Equity Stock would result in the Company being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

                    (3) Notwithstanding any other provisions contained herein, any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Equity Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

             (b) Transfer in Trust. If any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the

Deleted text in brackets.

     NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section [2.1]1(a)([i]1) or ([ii]2) above,

                    (1) then that number of shares of the Equity Stock the
             Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section [2.1]1(a)([i]1) or ([ii)]2) above (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, [as described in Section 3, ]effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

                    (2) if the transfer to the Trust described in clause ([i]1)
             of this sentence would not be effective for any reason to prevent the violation of Section [2.1]1(a)([i]1) or ([ii]2) above, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section [2.1]1(a)([i]1) or ([ii]2) above shall be void ab initio , and the intended transferee shall acquire no rights in such shares of Equity Stock.

     Section 2. [Section 2.2 ]REMEDIES FOR BREACH. If the Board of Directors of the Company or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section [2.1]1 above or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Equity Stock in violation of Section [2.1]1 above (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such[:] Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event ; provided, however, that any Transfer or attempted Transfer or other event in violation of Section [2.1]1 above shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

     Section 3. [Section 2.3 ]NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Equity Stock that will or may violate Section [2.1]1(a) above or any Person who would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section [2.1]1(b) above shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company's status as a REIT.

     Section 4. [Section 2.4 ]OWNERS REQUIRED TO PROVIDE INFORMATION. From the Initial Date and prior to the Restriction Termination Date:

Deleted text in brackets.

             (a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Equity Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Equity Stock and other shares of the Equity Stock Beneficially Owned, and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

             (b) each Person who is a Beneficial or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock or a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company's status as a REIT, and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

     Section 5. [Section 2.5 ]REMEDIES NOT LIMITED. [Subject to Section 5.7 of the]Except as otherwise provided in this Charter, nothing contained in this [Section 2]Article IX shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company's status as a REIT.

     Section 6. [Section 2.6 ]AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of [this Section 2, Section 3,]Sections 1 through 15 of this Article IX, or any definition contained in [Section 1,]
Article V which applies to this Article IX, the Board of Directors of the Company shall have the power to determine the application of the provisions of [this Section 2 or Section 3]Sections 1 through 15 of this Article IX, or any such definition with respect to any situation based on the facts known to it. In the event [Section 2 or 3 requires]Sections 1 through 15 of this Article IX, require an action by the Board of Directors and [the]this Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections [1, 2 or 3.]1 through 15 of this
Article IX.

     Section 7.     [Section 2.7 ]EXCEPTIONS.

             (a) Subject to Section [2.1]1(a)([ii]2), the Board of Directors of the Company, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

                    (1) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's beneficial or Constructive Ownership of such shares of Equity Stock will violate Section[ 2.1(a)(ii);] 1(a)(2) above;

Deleted text in brackets.

                    (2) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Company, rent from such tenant would not adversely affect the Company's ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

                    (3) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections [2.1]1 through [2.6]6 of this Article IX) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Sections [2.1]1(b) and [3.]10 through 15, inclusive, of this Article IX.

             (b) Prior to granting any exception pursuant to Section [2.7]7(a) above, the Board of Directors of the Company may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

             (c) Subject to Section [2.1]1(a)([ii]2) above, an underwriter which participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private

             (d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

          Section 8. [Section 2.8 ]INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS. The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Deleted text in brackets.

     Section 9. [Section 2.9 ]LEGEND. Each certificate for shares of Equity Stock shall bear substantially the following legend:

             The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Company's Charter, (i) no Person may Beneficially or Constructively Own shares of the Company's Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Equity Stock of the Company in excess of 9.8 percent of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Equity Stock that would result in the Company being "closely held" under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Equity Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the [charter]Charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.

         Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

     [Section 3. TRANSFER OF EQUITY STOCK IN TRUST.]

Deleted text in brackets.

     Section 10. [Section 3.1 ]OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section [2.1]1(b) above that would result in a transfer of shares of Equity Stock to a Trust, such shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section [2.1]1(b) above. The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section [3.6.]15 below.

     Section 11. [Section 3.2 ]STATUS OF SHARES HELD BY THE TRUSTEE. Shares of Equity Stock held by the Trustee shall be issued and outstanding shares of Equity Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

     Section 12. [Section 3.3 ]DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Equity Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article IX, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Deleted text in brackets.

     Section 13. [Section 3.4 ]SALE OF SHARES BY TRUSTEE. Within 20 days of receiving notice from the Company that shares of Equity Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section [2.1]1(a) above. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds (which shall include the deduction of any and all costs and fees associated with such sale) of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section [3.4.]13. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the [Market]Closing Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section [3.4,]13, such excess shall be paid to the Trustee upon demand.

     Section 14. [Section 3.5 ]PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of : (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the [Market]Closing Price at the time of such devise or gift) ; and (ii) the [Market]Closing Price on the date the Company, or its designee, accepts such offer. The Company shall have the right, but no obligation, to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section [3.4.]13 above. Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

     Section 15. [Section 3.6 ]DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section [2.1]1(a) above in the hands of such Charitable Beneficiary and (ii) each such organization must be described in
Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

     Section 16. [Section 4. ]NYSE TRANSACTIONS. Nothing in this Article IX shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article IX and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article IX.

Deleted text in brackets.

     Section 17. [Section 5. ]ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including without limitation injunctive relief, to enforce the provisions of this Article IX.

     Section 18. [Section 6. ]NON-WAIVER. No delay or failure on the part of the Company or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

                                   [ARTICLE X]

                                    ARTICLE X
                             INVESTMENT RESTRICTIONS

     The investment policies set forth in this Article X shall be approved by a majority of the Independent Directors. Subject to the restrictions set forth in this Article X and so long as the Company qualifies as a REIT, a majority of the Directors (including a majority of the Independent Directors) may set the investment policies if they determine that such policies are in the best interests of the Company. The Independent Directors shall review the Company's investment policies at least annually to determine that the policies being followed are in the best interests of the Stockholders.

     The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by [these Articles. ]this Charter.

     In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company's objective to qualify as a REIT, the Company will observe the following restrictions on its investments:

             (a) Not more than 10% of the Company's total assets will be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real properties" does not include properties (i) acquired for the purpose of producing rental or other operating income, (ii) having development or construction in process, and (iii) under contract or planned for development or construction within one year from the Company's purchase thereof;

             (b) The Company may not invest in commodities or commodity future contracts. Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;

             (c) The Company may not invest in contracts for the sale of real estate;

             (d) The Company may not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which the majority of Independent Directors so determine, and in all cases in which the mortgage loan involves[ the Advisor, the Sponsor,] the Directors or any Affiliates, such appraisal must be

Deleted text in brackets.

     obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company's records for at least five years, and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained. The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;

             (e) The Company may not make or invest in mortgage loans, including construction loans, on any one property, if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;

             (f) The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of[ the Advisor, the Sponsor,] any Director or Affiliates thereof;

             (g) The Company may not acquire securities in any company holding investments or engaging in activities prohibited by this Article X;

             (h) The Company shall not invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable. Investments in entities affiliated with[ the Sponsor, the Advisor,] any Directors or Affiliates thereof are subject to the restrictions on joint venture investments. Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company;

             (i) The Company may not engage in any short sale or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%;

             (j) To the extent the Company invests in Properties, a majority of the Directors shall approve the consideration paid for such Properties, based on the fair market value of the Property. If a majority of the Independent Directors determine, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors. In the event the Company acquires Property from [the Advisor, the Sponsor, ]any Director[,] or Affiliates, the provisions of [Section 6 of ]Article VIII, Section 5 of this Charter are applicable;

             (k) The Company may not invest in indebtedness (herein called "Junior Debt") secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called "Senior Debt"), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the

Deleted text in brackets.

     appraised value of such Property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company's tangible assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company's tangible assets (which would be included within the 25% limitation);

             (l) The Company may not engage in trading, as compared with investment activities; and

             (m) The Company may not engage in underwriting or the agency distribution of securities issued by others.

                                  [ARTICLE XI]

                                   ARTICLE XI
                                  STOCKHOLDERS

     Section 1. [Section 1. ]ACCESS TO RECORDS. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for the purposes specified below. Inspection of the Company's books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, an alphabetical list of names, addresses and business telephone numbers of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them (the "Stockholder List") shall be maintained and updated quarterly as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the business office of the Company upon the request of the Stockholder. A copy of the Stockholder List shall be mailed to any Stockholder requesting the Stockholder List within ten days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproducing such list. The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders' voting rights under [these Articles]this Charter and the exercise of Stockholders' rights under federal proxy laws. If the [Advisor or the ]Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and [these Articles, the Advisor and]this Charter, the Directors shall be liable to any Stockholder requesting the Stockholder List, for the costs, including reasonable attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company). The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not

Deleted text in brackets.

requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

     Section 2.     [Section 2. ]REPORTS AND MEETINGS.

             (a) REPORTS. Each year the Company shall prepare an annual report of its operations. The report shall include a balance sheet, an income statement, and a surplus statement. The financial statements in the annual report shall be certified by an independent certified public accountant based on the accountant's examination of the books and records of the Company in accordance with generally accepted auditing principles. The annual report shall also include: (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the [aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iii) the ]Total Operating Expenses of the Company stated as a percentage of Average Invested Assets and as a percentage of Net Income; ([iv]iii) a report from the Independent Directors that they believe the policies being followed by the Company are in the best interests of the Stockholders,[.] and the basis for such determination; and ([v]iv) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company[, the Advisor], the Directors and any Affiliates thereof occurring in the year for which the annual report is made. Independent Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company. The annual report shall be submitted to each Stockholder at or before the annual meeting of the Stockholders and shall be placed on file at the Company's principal office within the earlier of 20 days after the annual meeting of Stockholders or 120 days after the end of the Company's fiscal year.

             (b) MEETINGS. Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws. There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year. The Directors, including the Independent Directors, are required to take reasonable steps to insure that the requirements of this Article XI are met. Special meetings of the Stockholders may be called by the President, a majority of the Directors or a majority of the Independent Directors, or any other person specified in the Bylaws, and shall be called by the Secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than 10% of the outstanding shares of Equity Stock entitled to vote at such meeting. Upon receipt of such a written request, the Secretary of the Company) shall inform the Stockholders making the request of the reasonably estimated cost of preparing and mailing a Notice of such meeting, and upon payment of these costs to the Company, notify each Stockholder entitled to Notice of the meeting within ten (10) days after receipt of the requested written Notice of a meeting

Deleted text in brackets.

     and the purpose of the meeting to be held on a date not less than fifteen
     (15) nor more than sixty (60) days after distribution of such Notice.

     Except as provided in the fourth sentence of the second paragraph of
Section 2([c) of this Article XI]b), notice of any annual or special meeting of Stockholders shall be given not less than 10 nor more than 90 days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.

                                  [ARTICLE XII]

                                   [ELECTION]

     [Section 1.    ELECTION. Pursuant to the authority granted by Section
3-603(e)(1)(iii) of the Maryland General Corporation Law, the Company hereby elects not to be governed by the provisions of Section 3-602 of the Maryland General Corporation Law, in whole as to business combinations involving the Company and The Inland Group, Inc., a Delaware corporation, or any of the Affiliates of The Inland Group, Inc.]

                                 [ARTICLE XIII]

                                   ARTICLE XII
                                    ROLL-UPS

     Section 1. [Section 1. ]APPRAISAL. In connection with a proposed Roll-Up, an appraisal of all of the Company's assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity's shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

     The Company's assets shall be appraised in a consistent manner. The appraisal shall:

             (a)    be based on an evaluation of all relevant information;

             (b) indicate the value of the Company's assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and

             (c) assume an orderly liquidation of the Company's assets over a 12-month period.

     The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

Deleted text in brackets.

     Section 2. [Section 2. ]STOCKHOLDER OPTIONS. Stockholders who vote "no" on the proposed Roll-Up shall have the choice of:

             (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

             (b)    one of either:

                    (1) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or

                    (2) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.

     Section 3. [Section 3. ]RESTRICTIONS. The Company may not participate in any proposed Roll-Up which would:

             (a) result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in [these Articles;]this Charter;

             (b) result in the Stockholders having voting rights that are less than those provided in [these Articles;]this Charter;

             (c) result in the Stockholders having greater liability than as provided in [these Articles;]this Charter;

             (d) result in the Stockholders having rights to receive reports that are less than those provided in [these Articles;]this Charter;

             (e) result in the Stockholders having access to records that are more limited than those provided in [these Articles;]this Charter;

             (f) include provisions which would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

             (g) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;

             (h) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in [these Articles; or]this Charter; or

             (i) place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the shares of Equity Stock;

Deleted text in brackets.

provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in this Article [XIII]XII. Approval of a majority of the voting shares of Equity Stock is required for the Company to engage in any Roll-Up which is in conformity with this Article [XIII]XII.

     Section 4. [Section 4. ]GENERAL. The provisions of this Article [XIII]XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.

                                  [ARTICLE XIV]

                                  ARTICLE XIII
                      AMENDMENTS AND EXTRAORDINARY ACTIONS

     Section 1. [Section 1. ]GENERAL. The Company reserves the right from time to time to make any amendment to [these Articles]this Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in [these Articles]this Charter, of any unissued shares of Equity Stock. All rights and powers conferred by [these Articles]this Charter on Stockholders, Directors and officers are granted subject to this reservation. All references to [these Articles]this Charter shall include all amendments thereto.

     Section 2. [Section 2. ]STOCKHOLDERS APPROVAL. Subject to (a) the provisions of any class or series of Equity Stock at the time outstanding, (b) the restrictions on Roll-Ups described in Article [XIII hereof]XII of this Charter so long as applicable, (c) the limitations described in Article IX [hereof]of this Charter, and (d) Section 3 of this Article [XIV]XIII, the Directors may not, without the approval of holders of at least [a majority] two-thirds (2/3) of the outstanding voting shares of Equity Stock: (i) amend [these Articles]this Charter or sell all or substantially all of the Company's assets other than in the ordinary course of the Company's business or in connection with liquidation and dissolution; [nor]or (ii) except in each case to the extent the [Maryland General Corporation Law]MGCL permits such transactions to be approved solely by the Board of Directors, cause a merger, consolidation or share exchange of the Company; [nor]or (iii) dissolve or liquidate the Company. The Company shall deem a sale of two-thirds or more of the Company's assets, based on the total number of Properties and mortgages owned by the Company, or the current fair market value of such Properties and mortgages, as a sale of "substantially all of the Company's assets."

     Section 3. [Section 3. ]BY STOCKHOLDERS. Notwithstanding any provision of law permitting or requiring such action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of [a majority]at least two-thirds (2/3) of the then outstanding voting shares of Equity Stock may, at a duly called meeting of such holders, vote to (i) amend [these Articles]this Charter, or (ii) dissolve the Company. Such action may also be taken by written consent of such holders. In the event that the holders of the then outstanding voting shares of Equity Stock direct the amendment of [these Articles]this Charter or the dissolution of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is necessary to accomplish such amendment or dissolution.

Deleted text in brackets.

                                  [ARTICLE XV]

                                   ARTICLE XIV

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 1. [Section 1. ]LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Property or the affairs of the Company.

     Section 2. [Section 2. ]LIMITATION OF DIRECTOR AND OFFICER LIABILITY. Except as otherwise limited in this Section 2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent that Maryland law, in effect from time to time, permits limitation of the liability of directors and officers of a corporation. No Director or officer of the Company shall be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met: (a) the Director or officer of the Company has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company; (b) the Director or officer of the Company was acting on behalf of or performing services for the Company; (c) such liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event such Director is or was an Independent Director, such liability or loss was not the result of gross negligence or willful misconduct; and (d) such agreement to hold harmless is recoverable only out of the net assets of the Company and not from the Stockholders. Neither the amendment nor repeal of this Section 2, nor the adoption or amendment of any other provision of [these Articles]this Charter inconsistent with this Section 2, shall apply to or affect in any respect the applicability of this Section 2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     Section 3.     [Section 3. ]INDEMNIFICATION.

             (a) Subject to paragraphs (b), (c) and (d) of this Section 3, the Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with Section 2-418 of the Maryland General Corporation Law, indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company and [the Advisor and ]its Affiliates (each an "Indemnified Party").

             (b) As long as the Company qualifies as a REIT, it shall not indemnify nor pay, advance or reimburse expenses to an Indemnified Party unless: (i) the Directors have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party except that in the event the Indemnified Party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful misconduct; and (iv) such

Deleted text in brackets.

     indemnification or agreement to be held harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.

             (c) As long as the Company qualifies as a REIT and notwithstanding anything to the contrary in Section 3(b) of this Article [XV]XIV, the Company shall not indemnify a Director, officer, employee or agent of the Company or [the Advisor or ]its Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission (the "Commission") and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

             (d) The Company, may advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the Maryland General Corporation Law, and, as long as the Company qualifies as a REIT, only if all of the following conditions are satisfied:
     (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Indemnified Party receiving such advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

             (e) The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance which insures any person against liability for which he, she or it could not be indemnified under [these Articles]this Charter. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with an officer, employee or agent who is not a Director to such further extent consistent with law.

Deleted text in brackets.

                                  [ARTICLE XVI]

                       [INITIAL INVESTMENT BY THE ADVISOR]

     [The Company is the general partner of the Operating Partnership. The Operating Partnership will be capitalized through (i) a $200,000 cash contribution by the Company, for which the Company will receive 20,000 GP Common Units, and (ii) a $2,000 cash contribution by the Advisor, for which the Advisor will receive 200 LP Common Units. The Advisor will purchase 20,000 shares of Common Stock for $10 per share, or an aggregate of $200,000, in connection with the organization of the Company. The Advisor shall not sell the Initial Investment represented by the LP Common Units and the 20,000 shares of Common Stock while the Advisor remains as the Advisor but may transfer some or all of the Initial Investment represented by the LP Common Units and the 20,000 shares of Common Stock to an Affiliate.]

     THIRD: [The fourth amendment to and restatement of the charter of the Company]This Charter, as hereinabove set forth, [have]has been duly advised by the Board of Directors and approved by the stockholders of the Company, as required by law.

     FOURTH: The current address of the principal office of the Company is as set forth in Article IV of [the foregoing fourth amendment and restatement of the charter.]this Charter.

     FIFTH: The name and address of the Company's current registered agent are as set forth in Article IV of [the foregoing fourth amendment and restatement of the charter.]this Charter.

     SIXTH: The number of directors of the Company and the names of those currently in office are as set forth in Article VII of [the foregoing fourth amendment and restatement of the charter.]this Charter.

     SEVENTH: The undersigned Chief Executive Officer acknowledges [these Fourth Articles of Amendment and Restatement]this Charter to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned Chief Executive acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Company has caused [these Fourth Articles of Amendment and Restatement]this Charter to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ____ day of [June, 2003.]________, 2004.

ATTEST:                                   INLAND RETAIL REAL
                                          ESTATE TRUST, INC.


-------------------------                 ----------------------------
(SEAL)       Scott W. Wilton,                  Robert D. Parks,
             Secretary                         Chief Executive Officer

Deleted text in brackets.

                      INLAND RETAIL REAL ESTATE TRUST, INC.



      REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 20, 2004



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




     The undersigned stockholder of Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company") hereby appoints Roberta S. Matlin and Scott W. Wilton as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on December 20, 2004, at 9:00 a.m., Central Daylight Savings Time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby
P    acknowledges receipt of the Notice of Annual Meeting of Stockholders and
R    Proxy Statement and revokes any proxy heretofore given with respect to such
O    meeting.
X
Y




     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  (Continued and to be signed on reverse side)

                                                                SEE REVERSE SIDE
--------------------------------------------------------------------------------
                     - TO VOTE BY MAIL, PLEASE DETACH HERE -

                                                              Please mark
                                                               vote as
                                                             indicated in  /X/
                                                             this example

BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR, AND FOR PROPOSAL 2, 3 AND 4.

1.   ELECTION OF DIRECTORS:

                                FOR ALL         WITHHOLD ALL    FOR ALL EXCEPT
01.  DANIEL K. DEIGHAN          / /             / /             / /
02.  KENNETH E. MASICK
03.  MICHAEL S. ROSENTHAL
04.  RICHARD IMPERIALE
05.  ROBERT D. PARKS
06.  BARRY L. LAZARUS
07.  BRENDA G. GUJRAL


--------------------------------------------------------------------------------
(Except nominee(s) written above)

                                                  FOR  AGAINST   ABSTAIN
2.   PROPOSAL TO RATIFY KPMG AS INDEPENDENT       / /  / /       / /
     AUDITORS FOR THE 2004 FISCAL YEAR.

     CHECK HERE ONLY IF YOU PLAN TO ATTEND THE    / /
     MEETING IN PERSON.

                                                  FOR  AGAINST   ABSTAIN
3.   To ratify our entry into a Merger            / /  / /       / /
     Agreement that we have signed with
     Inland Southeast Property Management
     Corp., Inland Southern Management
     Corp., Inland Mid-Atlantic Corp. and
     Inland Retail Real Estate Advisory
     Services, Inc., their respective
     stockholders and certain other
     parties, and our approval of the
     contemplated Merger;

                                                  FOR  AGAINST   ABSTAIN
4.   To amend and restate our governing           / /  / /       / /
     charter; and

5.   To transact any other business as may
     properly come before the meeting or any
     adjournments or postponements of the
     meeting.

                    Date:                                                 , 2004
                         -------------------------------------------------


                    ------------------------------------------------------------
                    Signature


                    ------------------------------------------------------------
                    Signature (if held jointly)

                    Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

                    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY US THE ENCLOSED ENVELOPE.


  PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
                     - TO VOTE BY MAIL, PLEASE DETACH HERE -


                         -----------------------------
              [GRAPHIC]  VOTE BY TELEPHONE OR INTERNET  [GRAPHIC]
                         QUICK ***  EASY *** IMMEDIATE
                         -----------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:      You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A:           To vote as the Board of Directors recommends on ALL
                    proposals; Press 1.

OPTION B:           If you choose to vote on each proposal separately, press 0.
                    You will hear these instructions:

                    Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted.
                    WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET:   THE WEB ADDRESS IS www.proxyvoting.com/INLAND

          IF YOU VOTE BY PHONE OR INTERNET--DO NOT MAIL THE PROXY CARD.

                              THANK YOU FOR VOTING.

                                                   -----------------------------
CALL ** TOLL FREE ** ON A TOUCH-TELEPHONE
            1-800-730-8449
 THERE IS NO CHARGE TO YOU FOR THIS CALL
                                                   -----------------------------
                                                          CONTROL NUMBER
                                                   FOR TELEPHONE/INTERNET VOTING